OMB APPROVAL

OMB Number: 3235-0570

Expires: January 31, 2014

Estimated average burden hours per response: 20.6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07651

ING Variable Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2012 to December 31, 2012

ITEM 1.                              REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2012

Classes ADV, I, S and S2

ING Variable Product Funds

■ ING Balanced Portfolio

■ ING BlackRock Science and Technology Opportunities Portfolio

■ ING Growth and Income Portfolio

■ ING Intermediate Bond Portfolio

■ ING Money Market Portfolio

■ ING Small Company Portfolio

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1
Market Perspective	2
Portfolio Managers' Reports	4
Shareholder Expense Examples	15
Report of Independent Registered Public Accounting Firm	17
Statements of Assets and Liabilities	18
Statements of Operations	21
Statements of Changes in Net Assets	23
Financial Highlights	26
Notes to Financial Statements	29
Summary Portfolios of Investments	49
Tax Information	95
Director/Trustee and Officer Information	96
Advisory Contract Approval Discussion	101

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC's") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Looking forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled "Global Trends 2030: Alternative Worlds." The report identifies four "megatrends" that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It's important to remember that these are projections and subject to change, but they point to the value of keeping one's portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 4, 2013

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2012

In the early part of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The recovery from there was dramatic and the MSCI World IndexSM ended up 15.71% for the whole year, despite slow, patchy improvement in economic data, and investors' frustration at the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. (The MSCI World IndexSM returned 15.83% for the one year ended December 31, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding less than one third of the way to 139,000 by December. The unemployment rate was still uncomfortably high at 7.7%.

By December, other economic data, from average hourly earnings growth to consumer confidence to retail sales were mostly inconclusive. Final third quarter gross domestic product ("GDP") growth was revised up to 3.1%, but it didn't feel like it and the next few quarters were expected to show growth at about half of this level.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 4.3% year-over-year gain, while new home sales in November were the highest since April 2010.

Also in the relative doldrums was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the shortage of good news, the MSCI World IndexSM ended December 16% above the low point in early June. How could this be? One reason was a growing sense that the euro zone's enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain's shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country's bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank ("ECB") President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was "ready to do whatever it takes to preserve the euro." Under certain conditions, the ECB would buy without limitation the 1-3 year bonds of a country in difficulties.

In September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Then in December, "Operation Twist" was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

So the year ended with central bankers sounding increasingly determined to underpin the euro and the prices of risky assets. This was enough to drive those prices higher despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece's next bailout tranche until November 27. In the U.S., the newly-elected Congress looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement on tax increases alone which postponed an even bigger conflict on spending and the debt ceiling until March.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index ("BCAB") of investment grade bonds rose 4.22% in 2012. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB, returned only 1.99% as risk appetite recovered. By contrast the Barclays Capital U.S. Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 9.82%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 15.78%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 16.00% in the fiscal year. By sector, financials led the way with a return of 28.82%, followed by consumer discretionary with a return of 23.92%. No sector incurred a loss, but defensive utilities' slim 1.29% gain reflected improved risk appetite. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets, the dollar fell 1.76% against the euro, which rebounded after Draghi's July pronouncements, and 4.38% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 12.79% over the yen in 2012, as Japan's parliamentary opposition won a landslide in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index soared 21.57%, due mainly to the monetary stimulus referred to above. This was despite the effect on Japan's export focused economy of the euro zone crisis, the slowdown in China and a return to recession. The MSCI Europe ex UK® Index rose 18.78% due to central bank initiatives, in the face of economic news that was unremittingly bad, also including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 10.19%, boosted by financials but held back by large, lagging energy and materials. The U.K. GDP grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Treasury Index

An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI EAFE® Index

An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measuredeveloped market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
NYSE Arca Tech 100 Index

A multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies. iMoneyNet First Tier Retail Index An unmanaged index that includes the most broadly based money market funds.
Russell 3000® Index	An unmanaged index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.
S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

3

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Balanced Portfolio (the "Portfolio") seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio is managed by Christopher F. Corapi, Christine Hurtsellers, CFA, Heather Hackett, CFA, and Paul Zemsky, CFA, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 13.64% compared to the S&P Target Risk Growth Index, Barclays Capital U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned 11.72%, 4.21%, 17.32% and 16.42%, respectively, for the same period.

Portfolio Specifics: Performance of our tactical asset allocation strategies was additive over the year. During May, we initiated an overweight to large-cap core, with a corresponding underweight to emerging markets, which we held until the middle of September. Over this time, domestic equity outperformed international equity and, therefore, this position was additive to performance. Toward the end of the year, we initiated a large-cap value overweight with a large-cap growth underweight, which was slightly beneficial. Certain valuation metrics supported this position. Specifically, growth stocks outperformed for four years in a period of slow growth and deleveraging in the United States.

We believe private sector deleveraging to be complete and anticipate a continued U.S. cyclical recovery, which would aid value stocks. We also believe value's overweight to financials to be supported by continued quantitative easing from the U.S. Federal Reserve (the "Fed"), strength in recovering U.S. housing and expectations of gradual improvement in European financial stocks. We believe the continued negative earnings momentum in technology, overweighted in growth, could reward our underweight growth position.

At the beginning of December, anticipating that fiscal support would be stronger in non-U.S. countries than in the U.S., where fiscal cliff-driven austerity measures were just beginning, we initiated an overweight to non-U.S. equity. This included MSCI EAFE® and emerging market equities, with a corresponding underweight to large-cap core domestic equity. We increased this position slightly toward the end of the year. We also initiated a modest high yield overweight, with a corresponding U.S. core fixed income underweight toward the end of 2012. With the "search for yield" a key investment theme; and with additional quantitative easing, continued low rates and diminished economic fears, these factors provided strong support for an overweight to high yield bonds relative to core bonds. At the beginning of May, we increased our strategic allocation to U.S. equities. We also initiated a strategic allocation to the ING Mid Cap Value sleeve, as well as the ING High Yield Bond sleeve. At the same time, we decreased our strategic allocation to international stocks and increased our allocation to emerging markets. We also decreased our allocation to U.S. domestic bonds.

The Portfolio beat its S&P Target Risk benchmark due partially to outperformance of the underlying funds as well as the Index holding a significant allocation to underperforming short term Treasuries. The Portfolio held a higher weighting to equities which was beneficial to performance. Among the underlying equity funds, the Large Cap Growth, International Equity and Emerging Markets Equity sleeves outperformed their individual benchmarks, while Growth and Income Portfolio, Large Cap Value, Mid Cap Value and Mid Cap Opportunities underperformed. The Portfolios underlying fixed income funds were additive to performance with the ING Intermediate Bond sleeve and the ING Global Bond sleeve outperforming over the period.

Current Strategy and Outlook: Despite the thirteenth-hour compromise on the fiscal cliff, risks remain for 2013, but we continue to be optimistic. Global financial markets are currently indicating low levels of stress and turbulence. In addition, we anticipate that monetary and fiscal policies will be more expansionary outside the U.S. than within going forward. With many central banks expected to keep stimulating their economies, we could see further equity gains in 2013. We believe both European and Japanese valuations are more attractive than those in the United States, but there are still questions about 2013-14 economic growth in both regions. Chinese economic developments continue to support a recovery in the equity market, and China should be expected to continue to be a catalyst for emerging markets.

Looking ahead, we also believe that large cap value has relatively attractive valuations. It has a concentration in financials, which stand to benefit from improvements in U.S. housing and a continuation of open-ended quantitative easing from the Fed. Our current positioning reflects these views, with an overweight to value over growth, an overweight to non-U.S. equity, as well as an overweight to high yield bonds. Fundamentals in the high yield asset class are currently attractive, with low default rates. We expect returns for high yield bonds to come from the higher coupon rather than broad price movement going forward.

Investment Type Allocation
as of December 31, 2012
(as a percentage of net assets)

Common Stock	61.9%
Corporate Bonds/Notes	10.0%
U.S. Government Agency Obligations	6.8%
Exchange-Traded Funds	6.2%
Collateralized Mortgage Obligations	4.1%
Foreign Government Bonds	4.0%
U.S. Treasury Obligations	2.3%
Asset-Backed Securities	1.1%
Preferred Stock	0.1%
Purchased Options	0.1%
Assets in Excess of Other Liabilities*	3.4%
Net Assets	100.0%

*  Includes short-term investments and purchased options.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012*
(as a percentage of net assets)

iShares iBoxx $ High Yield Corporate Bond Fund	3.4%
SPDR Barclays Capital High Yield Bond ETF	2.6%
ExxonMobil Corp.	1.4%
Apple, Inc.	1.2%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	1.2%
Fannie Mae, 3.000%, 11/25/42	0.9%
Pfizer, Inc.	0.8%
Google, Inc. — Class A	0.8%
Coca-Cola Enterprises, Inc.	0.8%
United States Treasury Bond, 2.750%, 08/15/42	0.7%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class S May 29, 2003
Class I	13.64%	1.87%	5.62%	—
Class S	13.49%	1.63%	—	4.81%
S&P Target Risk Growth Index	11.72%	2.21%	7.20%	6.73	%(1)
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.95%	5.18%	4.97	%(1)
MSCI EAFE® Index	17.32%	(3.69)%	8.21%	7.83	%(1)
Russell 3000® Index	16.42%	2.04%	7.68%	6.83	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the indices is shown from June 1, 2003.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

5

ING BLACKROCK SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING BlackRock Science and Technology Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, PhD, Managing Director and Portfolio Manager and Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager of BlackRock Advisors, LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 7.89% compared to the S&P 500® Index and the NYSE Arca Tech 100 IndexSM, which returned 16.00% and 21.40%, respectively, for the same period.

Portfolio Specifics: Portfolio returns were positive for the one year ended December 2012. The Portfolio's performance trailed both its Morningstar Technology peer group average, which returned 13.10%, and the NYSE Arca Tech 100 IndexSM.

The positive absolute performance of the Portfolio in 2012 was led primarily by positioning in three sub-industries; application software, data processing & outsources services and computer hardware. The stocks owned in these particular groups are benefiting from a number of factors including multi-year service trends in cloud-based computing, migration from cash-based to electronic-based payment transactions and a wealthier emerging market consumer. On a single names basis, Apple Inc. was the largest contributor as it rose nearly 33% and was held at an average portfolio weight of 10%, which was in-line with most Tech fund peers throughout the year. We have since reduced exposure to Apple given its strong run and evidence of growing competition in the smart-phone arena.

In a relative sense, underperformance came from stock selection in the communications equipment, internet software & services, semiconductors and systems software sub-industries. Additionally, the Portfolio's overweight to semiconductors and underweight to biotechnology were relative detractors from an allocation standpoint. In communications equipment, stocks such as F5 Networks and Ciena Corp came under significant pressure prior to their disposal from the Portfolio. Enterprise IT spending slowed during the second half of the year as companies took a more cautious view of the economic outlook. As a result, earnings estimates were trimmed for 2012 and 2013, disappointing investors. For the internet software space, we had positioned ourselves overweight to begin the year only to pull back exposure in the second half given concerns about the US 'fiscal cliff', declines in European growth and a deceleration in China. We still like the group, but rather than mining for smaller-caps with unproven business models, we have been drawn to more established players where cash flow metrics look most attractive, such as Google and eBay. Lastly, stock-specific performance volatility in the semiconductors and systems software sub-industry further hampered relative results.

Current Strategy and Outlook: At period end, there are two things the investment team believes will continue to shape the Portfolio's positioning. The first is that the world economy will continue to muddle along, just above stall speed, continuing to test investors' convictions. Secondly, macro-uncertainty and financial repression (i.e. low real yields) will continue to cause investors to crowd into higher quality shares on the margin, despite valuation spreads for this cohort of stocks that are at the high end of historical ranges. As a result, the Portfolio continues to have only a very modest bet on continued growth in the world economy, as the team maintains a careful balance of defensive and cyclical exposures.

Within the context of maintaining balance, an overweight to semiconductors is one area we are constructive on in the near-to-medium term. Inventory levels in the channel are well controlled as the industry has been under-shipping demand for a while. The share values did not reflect a cyclical upturn, which we believe is possible as the macroeconomic and political issues begin to be worked through. We believe the U.S. housing market is beginning to recover and should help drive a broader industrial recovery. This outlook coupled with reasonable valuations keeps us optimistic on the shares of analog semiconductor companies in particular given their greater exposure to the industrial end market.

Industry Diversification
as of December 31, 2012
(as a percentage of net assets)

Semiconductors & Semiconductor Equipment	19.9%
Information Technology	16.3%
IT Services	16.3%
Communications Equipment	13.4%
Internet Software & Services	10.4%
Computers & Peripherals	10.0%
Internet & Catalog Retail	4.9%
Software	2.6%
Electronic Equipment, Instruments & Components	2.2%
Health Care	1.3%
Assets in Excess of Other Liabilities*	2.7%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012*
(as a percentage of net assets)

Apple, Inc.	8.4%
Cisco Systems, Inc.	5.4%
Google, Inc. — Class A	5.1%
Qualcomm, Inc.	4.9%
Visa, Inc.	3.9%
Salesforce.com, Inc.	3.4%
eBay, Inc.	3.0%
Oracle Corp.	2.6%
International Business Machines Corp.	2.5%
Xilinx, Inc.	2.4%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective September 25, 2012, Paul Ma was removed as a co-portfolio manager for the Portfolio. On December 12, 2012, the Board of Directors of the Portfolio approved a proposal to reorganize the Portfolio with and into ING MidCap Opportunities Portfolio, which is not included in this report. The proposed reorganization is subject to approval by shareholders of the Portfolio at a shareholder meeting scheduled to be held on or about March 12, 2013. The Portfolio will notify its shareholders if shareholder approval of the proposed reorganization is not obtained. If shareholder approval of the proposed reorganization is obtained, it is expected that the reorganization will take place on or about March 23, 2013.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

ING BLACKROCK SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	7.30%	—	—	13.97%		—
Class I	7.89%	1.04%	7.99%	—		—
Class S(1)	7.63%	0.80%	2.15%	—		—
Class S2	7.41%	—	—	—		17.60%
S&P 500® Index	16.00%	1.66%	7.10%	14.58	%(2)	21.42	%(3)
NYSE Arca Tech 100 IndexSM	21.40%	7.63%	11.68%	21.85	%(2)	25.55	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Science and Technology Opportunities Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) On December 16, 2003, all outstanding shares of Class S were fully redeemed. On July 20, 2005, Class S recommenced operations. The returns for Class S include the performance for Class I, adjusted to reflect the higher expenses of Class S, for the period December 17, 2003 to July 19, 2005.

(2) Since inception performance for the indices is shown from January 1, 2009.

(3) Since inception performance for the indices is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. LLC served as the investment adviser. Prior to January 1, 2004, the Portfolio was sub-advised by a different sub-adviser.

7

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christopher F. Corapi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 15.78% compared to the S&P 500® Index, which returned 16.00% for the same period.

Portfolio Specifics: Despite a reporting period of fairly good investment results, the Portfolio slightly lagged its benchmark after the deduction of fees and expenses. During the period, stock selection benefited the Portfolio, notably selection within information technology and healthcare. Stock selection within financials and consumer staples detracted value.

Within information technology, an overweight in Seagate Technology Inc. was the largest contributor to performance. Shares of enterprise storage company Seagate Technology outperformed based on positive earnings revisions due to better supply-demand conditions and higher pricing, improved long-term profitability due to industry consolidation and $2 billion in dividends and share repurchases.

Our overweight position of apparel company Michael Kors outperformed the market after the company's same-store sales, licensing revenues and operating margins strongly exceeded expectations in 2012. In addition, the company raised fiscal year 2013 guidance over 100%. Furthermore, Michael Kors is rapidly gaining market share of the high-end women's handbag market.

In financials, not owning Bank of America Corp. was unfavorable to returns. In October, the company reported third quarter earnings that exceeded consensus. While the quarter was highlighted by strong commercial loan growth, capital ratio building, lower non-interest expense and margin expansion, the results also reflected weakness in consumer, banking, cards, trading, loans and brokerage. The Portfolio does not own Bank of America as we believe the firm's revenue picture remains muted despite improvements in capital structure and mortgage-related costs.

Allegheny Technologies is a specialty metals and components supplier. Its shares underperformed after disappointing earnings results for the third straight quarter. The earnings miss was driven by the impact of global economic weakness on customers' inventory management and on overall demand for the company's products.

Current Strategy and Outlook: We adhere to the investment process, and have been taking advantage of market volatility to add to existing positions during corrections or to initiate new positions. Currently the Portfolio is overweight in the energy, industrials and telecommunications sectors and underweight in financials, utilities and consumer discretionary sectors.

Sector Diversification
as of December 31, 2012
(as a percentage of net assets)

Information Technology	19.1%
Financials	14.4%
Energy	12.1%
Health Care	11.8%
Industrials	11.1%
Consumer Discretionary	10.8%
Consumer Staples	10.1%
Telecommunication Services	3.4%
Materials	3.4%
Utilities	1.6%
Assets in Excess of Other Liabilities*	2.2%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012*
(as a percentage of net assets)

Apple, Inc.	5.5%
ExxonMobil Corp.	4.9%
Google, Inc. — Class A	4.3%
Pfizer, Inc.	3.0%
Wells Fargo & Co.	2.8%
Oracle Corp.	2.6%
Comcast Corp. — Class A	2.5%
Verizon Communications, Inc.	2.4%
JPMorgan Chase & Co.	2.2%
Philip Morris International, Inc.	1.9%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S June 11, 2003		Since Inception of Class S2 February 27, 2009
Class ADV	15.24%	0.89%	—	1.79%		—		—
Class I	15.78%	1.37%	6.85%	—		—		—
Class S	15.47%	1.12%	—	—		5.59%		—
Class S2	15.30%	—	—	—		—		19.28%
S&P 500® Index	16.00%	1.66%	7.10%	2.29	%(1)	6.32	%(2)	21.42	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth and Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from January 1, 2007.

(2) Since inception performance for the index is shown from June 1, 2003.

(3) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

9

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Intermediate Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, CFA, Matthew Toms, CFA, and Michael Mata, Portfolio Managers of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 9.39% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 4.21% for the same period.

Portfolio Specifics: Fortunately, the world did not come to an end in December as the Mayans had predicted. In fact, fixed income investors continued to endorse risk assets and finished the year strongly, with most spread sectors rallying and driving up U.S. interest rates as the year ended. The Portfolio ended the year by delivering strong positive absolute returns as well as outperforming the benchmark over the period.

The Portfolio strongly outperformed the benchmark index in the first quarter of 2012 largely due to overweighting spread sector assets such as non-agency mortgage backed securities ("MBS") and high yield corporate bonds as the markets embraced risk-taking. Security selection within investment grade credit and emerging market debt helped performance.

In the second quarter, the Portfolio added back performance on a relative basis as risk aversion picked up, and the underweight exposure to U.S. Treasury assets hurt performance of the Portfolio in April and May.

The Portfolio's duration positioning was modestly short to U.S. interest rates during the second half of 2012 which, as interest rates moved higher and the U.S. yield curve steepened, had a positive impact on relative returns.

The second half of the year was more like the first quarter, where our overweights to investment grade and high yield credit, commercial mortgage-backed securities ("CMBS") and non-agency mortgages all helped relative returns as those spread sectors outperformed over the period. Overweighting agency mortgages and asset-backed securities were just a slight drag on relative performance as these underperformed. Underweighting U.S. Treasuries to fund other spread sector overweight positions helped as Treasuries underperformed. Lastly, security selection with investment grade corporates, agency mortgages and CMBS were all contributors to relative returns, while security selection in U.S. Treasuries was a drag on relative returns over the period.

Throughout the year, Treasury futures and swaps were used to manage duration. These holdings along with cash bonds led our duration and curve management to a net modest contribution over the period. Currency forwards were used for currency risk management which along with cash bonds added to the slight underperformance versus the benchmark as they were a net detractor. These together added slightly to outperformance versus the benchmark. Credit default swaps were used for both sector management and issue selection, which when combined with cash bonds were the largest contributors to excess returns for the year.

Current Strategy and Outlook: The New Year's celebrations are behind us, a fresh start is on the books for 2013, and it seems that a majority of the headwinds from 2012 have dissipated. However, we believe global imbalances are here to stay with minimal European growth being a drag on the global economy for the foreseeable future. In contrast, private sector growth in the U.S. appears to be sustainable against the backstop of highly accommodative monetary policy (substantial bond buying by the Federal Reserve). The stimulus cycle across emerging markets that featured broad rate cuts in 2012 is now paying dividends to investors. Despite the presence of political uncertainty and volatility likely induced at times by these global imbalances, our forecast is for sustained positive macro momentum and modest global growth in 2013.

Spread sectors for 2013 will largely be a different game than in 2012 given our base-case scenario of moderate economic growth, abundant financial liquidity, and good credit quality. Yields in the highest quality segments like U.S. Treasuries, agencies, agency mortgages and asset-backed securities look far less attractive relative to credit sensitive sectors like investment grade corporates, non-agency MBS, high yield corporates and emerging market sovereigns and corporates. The fixed income landscape has richened with valuations further stretched by capital flows from investors hungry for sources of sustainable yield and income. As such, we are maintaining constructive on these spread sensitive areas: investment grade and high yield credit, non-agency MBS and emerging market debt. These look to be areas better positioned to perform coming into 2013.

Investment Type Allocation
as of December 31, 2012
(as a percentage of net assets)

Corporate Bonds/Notes	31.0%
U.S. Government Agency Obligations	29.2%
Collateralized Mortgage Obligations	16.6%
Affiliated Mutual Funds	11.3%
U.S. Treasury Obligations	10.7%
Asset-Backed Securities	4.9%
Foreign Government Bonds	2.3%
Preferred Stock	1.0%
Purchased Options	0.2%
Liabilities in Excess of Other Assets*	(7.2)%
Net Assets	100.0%

*  Includes short-term investments and purchased options.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012
(as a percentage of net assets)

ING Emerging Markets Hard Currency Sovereign Debt Fund Class P	4.7%
ING Emerging Markets Local Currency Debt Fund
Class P	3.7%
Ginnie Mae, 3.500%, 05/15/41	3.2%
ING Emerging Markets Corporate Debt Fund Class P	2.9%
United States Treasury Note, 0.250%, 11/30/14	2.9%
United States Treasury Bond, 2.750%, 08/15/42	2.4%
Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	2.3%
United States Treasury Bond, 1.625%, 11/15/22	2.1%
Ginnie Mae, 3.000%, 08/15/42	1.6%
Fannie Mae, 3.500%, 06/25/42	1.5%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S2 February 27, 2009
Class ADV	8.85%	5.09%	—	5.09%		—
Class I	9.39%	5.72%	5.29%	—		—
Class S	9.08%	5.44%	5.02%	—		—
Class S2	8.93%	—	—	—		10.40%
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.95%	5.18%	6.12	%(1)	6.74	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Portfolio against the index indicated. An index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost.

Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the the index is shown from January 1, 2007.

(2) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

11

ING MONEY MARKET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 0.03% compared to the iMoneyNet First Tier Retail Index, which returned 0.02% for the same period.

Portfolio Specifics: Preservation of capital, limiting credit risk and keeping an excess liquidity cushion due to the still elevated risks in the market remain our primary objectives for the Portfolio. Maximizing the yield and return of the Portfolio remains a secondary objective in light of the current market conditions and risks and the low absolute level of rates. The Portfolio's Adviser and Distributor continue to waive fees to the extent necessary to maintain a 0.00% net yield, as do most of our competitors due to the historically low level of rates on money market securities.

The first quarter of 2012 was highlighted by a modestly improving U.S. economy, including job creation, and a market-perceived reduction in risk from the European sovereign credit crisis due to new measures implemented by the various central banks and the European Central Bank ("ECB"). The most important action by the ECB was the introduction of the three-year Long Term Refinancing Operations during the fourth quarter of 2011, followed by a second round of funding in February 2012. This reduced the short-term funding needs for the European banks which struggled to maintain adequate low cost short-term funding, a large portion of which is normally supplied by U.S. money market funds. The Federal Reserve Board (the "Fed"), in attempt to increase transparency, announced new disclosure that included a summary of predictions of the next anticipated move in the federal funds rate. The initial disclosure was for the next anticipated move to come late in 2014. Short-term money market rates remained anchored in their historical low range due to the expectations for rates to remain at current levels for the foreseeable future.

The major themes during the second and third quarters were modest economic growth in the United States, a poor but improving job market in the U.S. and slowing growth in the euro zone. In addition, there continued to be elevated market risk from the euro zone due to Greece, Spain, Italy and other countries experiencing very difficult economic conditions and funding issues. While various central banks and the ECB addressed the euro zone problems, they continued to struggle to find a permanent solution. The Fed continued to view the U.S. economic recovery as slow and at risk without additional policy accommodation. At its September 13 meeting, the Fed extended the outlook for the federal funds rate to be kept in the 0% to 0.25% range until the middle of 2015, from 2014 previously.

The fourth quarter saw the unemployment rate hold steady at an elevated 7.8% and inflation remained below the Fed's longer-run objective. The housing market continued to improve as distressed sales as a percentage of overall sales dropped. At the Fed's final meeting of the year in December it announced it would continue with its quantitative easing by extending the purchase of securities beyond year-end. The political debates over the fiscal cliff issues and the raising of the debt ceiling became the hot topic once we got past the Presidential election in November. We believe that these issues, along with the need to reduce the U.S. debt, will be the primary drivers of the markets in the near-term. The rates for short-term money market securities traded in a narrow range at historically low levels throughout 2012, due in part to the Fed keeping the federal funds rate anchored between 0% to 0.25%.

During the reporting period, the Portfolio followed the strategy of taking on a limited amount of interest rate risk while maintaining reduced longer-term credit exposure. The Portfolio ended the period with a 45 day weighted average maturity ("WAM"). This was slightly shorter than the peer average of 47 days for the iMoneyNet First Tier Retail category, but did have a higher WAM for the majority of the period.

The Portfolio maintained limited exposure to European banks during the reporting period by investing in those issuers that we had the highest confidence of being able to weather the deteriorating credit conditions in the euro zone, as well as a possible default by one or more countries such as Greece, Spain, Italy and other weak members of the European Union. We invested in short-term U.S. government securities from time to time and maintained a higher repurchase agreement exposure on a daily basis at a slight yield concession to the higher yielding bank debt in order to further reduce credit risk.

Outlook and Current Strategy: Our current strategy for the Portfolio will continue to focus on maintaining an extended WAM posture with limited credit risk. We will look to extend our WAM during any backup in rates to levels that offer enough yield pickup relative to the increased risk, as these backups would be expected to be temporary in nature in light of the Fed's position. Exposure to European banks is expected to remain low or be reduced further until we see resolution to the European sovereign debt crisis and funding issues.

Preservation of capital and liquidity remain our top objectives. We plan on maintaining reasonable daily and short-term liquidity to give the Portfolio flexibility to take advantage of any periods of temporary increases in yields. That being said, liquidity will not be as high as it was in the past, given the drag in yields from the low rates on repurchase agreements and other lower risk short-term liquidity securities, including U.S. government securities.

Principal Risk Factors: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Investment Type Allocation
as of December 31, 2012
(as a percentage of net assets)

Asset Backed Commercial Paper	29.6%
Other Note	27.0%
Treasury Debt	14.1%
Government Agency Repurchase Agreement	8.8%
Financial Company Commercial Paper	7.8%
Certificate of Deposit	5.6%
Other Instrument	4.7%
Government Agency Debt	2.7%
Other Commercial Paper	0.7%
Liabilities in Excess of Other Assets	(1.0)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012
(as a percentage of net assets)

Goldman Sachs Repurchase Agreement dated 12/31/12, 0.200%, due 01/02/13, $50,000,556 to be received upon repurchase (Collateralized by $50,990,000, FHLB, 0.170%-0.300%, Market Value plus accrued interest $51,004,531 due 12/09/13-12/20/13)	5.1%
Treasury Bill, 0.030%, 01/17/13	5.0%
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.144%, 01/02/13	4.7%
Treasury Bill, 0.050%, 01/10/13	3.9%
Deutsche Bank Repurchase Agreement dated 12/31/12, 0.200%, due 01/02/13, $35,835,398 to be received upon repurchase (Collateralized by $26,212,263, FMNT and FNNT, 0.625%-6.090%, Market Value plus accrued interest $36,551,700 due 12/29/14-09/27/27)	3.7%
Treasury Bill, 0.060%, 01/03/13	3.4%
Wells Fargo Bank NA, 0.380%, 03/22/13	3.2%
Old Line Funding LLC, 0.321%, 04/22/13	3.1%
Barton Capital LLC, 0.187%, 01/03/13	3.0%
Concord Minutemen Capital Co., 0.652%, 04/02/13	2.9%

Portfolio holdings are subject to change daily.

*  Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, Steve Salopek and James Hasso, Portfolio Managers of ING Investment Management Co. LLC — the Sub Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio's Class I shares provided a total return of 14.52% compared to the Russell 2000® Index, which returned 16.35% for the same period.

Portfolio Specifics: Benchmark returns were strongest in the first quarter as the Russell 2000® Index advanced by 12.44%. The markets experienced a pullback in the second quarter, however, and the index declined by 3.47%. Positive performance followed in the third and fourth quarters, with returns of 5.25% and 1.85% respectively. Small-caps underperformed mid-caps and large-caps, which returned 17.28% and 16.42% as measured by the Russell Mid Cap and Russell 1000® indices, respectively. Stocks with higher returns on equity held up better during the period and stocks that were less sensitive to market risk (lower beta) outperformed higher beta stocks. For the Russell 2000® Index, the consumer durables and real estate sectors were the strongest performers for the year returning 49.20% and 25.75%% respectively. Insurance and industrial materials also had strong performance, with returns of 24.12% and 23.99% respectively. The only sector posting a negative return for the period was energy which declined by 3.69%.

Stock selection within consumer services was the largest contributor to returns for the period. The Portfolio's overweight allocation to banks and capital goods also added to performance. Stock selection within energy and diversified financials detracted most from performance for the period.

The main individual contributors to performance were Nationstar Mortgage Holdings Inc. and Ariba Inc. The Portfolio's position in Nationstar Mortgage Holdings Inc. was the largest contributor to returns for the period. The company is a non-bank residential mortgage servicer with a range of services across the residential mortgage product spectrum. Strong earnings and several accretive acquisitions contributed to the stock's outperformance during the period. The stock also benefited as banks jettisoned hundreds of billions of dollars of loans, to raise capital and cut costs as housing modestly rebounded. Ariba is a provider of collaborative business commerce solutions for buying and selling goods and services in the United States and internationally. The company agreed to be acquired by SAP for approximately $4.3 billion on May 22, which was a 19% premium to the prior day's close. SAP said the acquisition will establish it as the leading business network provider, adding business-to-business collaboration to its existing solutions. The deal is also anticipated to boost SAP's cloud application portfolio with the addition of Ariba's cloud-based procurement solutions.

Key detractors from performance were Bill Barrett Corp. and Thompson Creek Metals Co. Inc. Bill Barrett Corp., an independent exploration and production company focused on gas and oil, was the largest detractor from performance during the period. The stock experienced a large decline in the first half of the year for two main reasons. One, natural gas prices were under pressure due to oversupply of the commodity. Two, the company engaged in a large spending program to diversify its business and increase its exposure to oil and gas liquids. Investors displayed skepticism regarding the company's efforts and the markets became impatient with the speed of the transitions and the additional capital expenditures they required.

Thompson Creek Metals Co., Inc. operates two molybdenum mines in North America along with roasting facilities to further process the output. The company benefited from better than expected molybdenum pricing; however, the key driver to performance has been the construction of the Mt. Milligan copper mining project, which is now fully funded. As a result, investor concerns have moved away from the risks associated with capital expenditure budgeting to operational risks, which are less pronounced. We remain holders of the stock, and in fact have been aggressive buyers as we think current prices imbed significant negative value for the new copper mine. Mt. Milligan should be completed by the end of 2013. Once more tangible progress is apparent on such things as the mill facility or the tailings pond, we believe investors will shift their attention away from recent management missteps and begin assessing the value of a functional copper mine in a safe jurisdiction, with output expected in a year.

Current Strategy and Outlook: We are cautious about the global macroeconomic landscape and continue to assess the potential impact that it may have on the performance of companies and valuations. The Portfolio's positioning has not changed significantly. We seek to remain nimble and continue to focus on what we believe are quality companies, i.e., companies that have strong managements, strong balance sheets and good cash flow generation capabilities. Even among cyclical companies our primary focus is on management quality, cash flows and the strength of the balance sheet. We believe the Portfolio is well positioned going forward, as we think that investors will continue to focus on companies' fundamentals due to increased economic uncertainty.

Sector Diversification
as of December 31, 2012
(as a percentage of net assets)

Financials	23.0%
Industrials	18.1%
Information Technology	15.5%
Consumer Discretionary	13.9%
Health Care	10.8%
Materials	5.9%
Energy	5.6%
Utilities	2.7%
Consumer Staples	1.7%
Exchange-Traded Funds	1.2%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%

*  Includes short-term investments.

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of December 31, 2012*
(as a percentage of net assets)

Acuity Brands, Inc.	1.2%
iShares Russell 2000 Index Fund	1.2%
Brady Corp.	1.1%
HB Fuller Co.	1.1%
Watts Water Technologies, Inc.	1.0%
Starwood Property Trust, Inc.	1.0%
Actuant Corp.	1.0%
Waste Connections, Inc.	1.0%
Unit Corp.	1.0%
Worthington Industries	1.0%

*  Excludes short-term investments.

Portfolio holdings are subject to change daily.

*  Effective April 30, 2012, James Hasso has been added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

13

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	14.01%	—	—	15.79%		—
Class I	14.52%	4.08%	10.11%	—
Class S	14.26%	3.83%	9.85%	—		—
Class S2	14.08%	—	—	—		22.51%
Russell 2000® Index	16.35%	3.56%	9.72%	15.81	%(1)	24.29	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Small Company Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is January 1, 2009.

(2) Since inception performance for the index is March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

14

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Balanced Portfolio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
Class I	$1,000.00	$1,075.40	0.64%	$3.34	$1,000.00	$1,021.92	0.64%	$3.25
Class S	1,000.00	1,074.90	0.89	4.64	1,000.00	1,020.66	0.89	4.52
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV	$1,000.00	$988.80	1.56%	$7.80	$1,000.00	$1,017.29	1.56%	$7.91
Class I	1,000.00	990.90	1.06	5.30	1,000.00	1,019.81	1.06	5.38
Class S	1,000.00	990.70	1.31	6.56	1,000.00	1,018.55	1.31	6.65
Class S2	1,000.00	990.70	1.46	7.31	1,000.00	1,017.80	1.46	7.41
ING Growth and Income Portfolio
Class ADV	$1,000.00	$1,066.10	1.04%	$5.40	$1,000.00	$1,019.91	1.04%	$5.28
Class I	1,000.00	1,068.50	0.59	3.07	1,000.00	1,022.17	0.59	3.00
Class S	1,000.00	1,066.80	0.84	4.36	1,000.00	1,020.91	0.84	4.27
Class S2	1,000.00	1,066.50	0.99	5.14	1,000.00	1,020.16	0.99	5.03

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

15

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Intermediate Bond Portfolio	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
Class ADV	$1,000.00	$1,049.20	1.00%	$5.15	$1,000.00	$1,020.11	1.00%	$5.08
Class I	1,000.00	1,052.10	0.50	2.58	1,000.00	1,022.62	0.50	2.54
Class S	1,000.00	1,050.50	0.75	3.87	1,000.00	1,021.37	0.75	3.81
Class S2	1,000.00	1,050.10	0.90	4.64	1,000.00	1,020.61	0.90	4.57
ING Money Market Portfolio
Class I	$1,000.00	$1,000.10	0.34%	$1.71	$1,000.00	$1,023.43	0.34%	$1.73
Class S	1,000.00	1,000.00	0.36	1.81	1,000.00	1,023.33	0.36	1.83
ING Small Company Portfolio
Class ADV	$1,000.00	$1,055.20	1.35%	$6.97	$1,000.00	$1,018.35	1.35%	$6.85
Class I	1,000.00	1,057.10	0.85	4.40	1,000.00	1,020.86	0.85	4.32
Class S	1,000.00	1,056.20	1.10	5.69	1,000.00	1,019.61	1.10	5.58
Class S2	1,000.00	1,055.50	1.25	6.46	1,000.00	1,018.85	1.25	6.34

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors/Trustees
ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments or summary portfolios of investments, as indicated, of ING Balanced Portfolio, a series of ING Balanced Portfolio, Inc., ING Growth and Income Portfolio, a series of ING Variable Funds, ING Small Company Portfolio and ING BlackRock Science and Technology Opportunities Portfolio, each a series of ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio, as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

17

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING Balanced Portfolio	ING BlackRock Science and Technology Opportunities Portfolio	ING Growth and Income Portfolio	ING Intermediate Bond Portfolio
ASSETS:
Investments in securities at fair value+*	$508,074,090	$298,227,001	$3,802,703,827	$2,165,204,586
Investments in affiliates**	—	—	—	255,783,755
Short-term investments at fair value***	21,553,943	16,100,264	90,582,331	37,257,829
Total Investments at fair value	$529,628,033	$314,327,265	$3,893,286,158	$2,458,246,170
Short-term investments at amortized cost	—	—	—	34,748,672
Cash	3,980,260	—	522,382	65,071
Cash collateral for futures	2,370,390	—	—	1,828,543
Foreign currencies at value****	1,840,226	2,495	242,700	—
Foreign cash collateral for futures*****	34,267	—	—	—
Receivable for derivatives collateral (Note 2)	710,000	—	—	2,644,000
Receivables:
Investment securities sold	4,031,134	3,632,264	—	2,522
Investment securities sold on a delayed-delivery or when-issued basis	10,630,573	—	—	53,131,255
Fund shares sold	208	247,114	477,308	289,238
Dividends	527,457	4,423	3,824,560	113,168
Interest	1,437,643	—	—	15,065,727
Foreign tax reclaims	98,383	28,575	—	—
Unrealized appreciation on forward foreign currency contracts	969,254	14,365	—	1,001,422
Upfront payments paid on OTC swap agreements	44,320	—	—	592,551
Unrealized appreciation on OTC swap agreements	70,767	—	—	980,602
Prepaid expenses	9,295	5,831	72,103	39,206
Reimbursement due from manager	—	32,111	—	—
Total assets	556,382,210	318,294,443	3,898,425,211	2,568,748,147
LIABILITIES:
Payable for investment securities purchased	3,216,171	3,802,764	—	9,600,129
Payable for investment securities purchased on a delayed-delivery or when-issued basis	21,693,054	—	—	262,633,084
Payable for fund shares redeemed	161,257	3,566,760	2,028,662	8,790,158
Payable upon receipt of securities loaned	2,188,940	4,153,870	3,198,331	8,304,828
Unrealized depreciation on forward foreign currency contracts	1,053,422	112,929	—	2,883,726
Upfront payments received on OTC swap agreements	67,099	—	—	1,069,614
Unrealized depreciation on OTC swap agreements	1,750,251	—	—	9,321,246
Payable for derivatives collateral (Note 2)	60,000	—	—	2,300,000
Payable for investment management fees	221,971	247,969	1,660,956	768,901
Payable for administrative fees	24,416	14,356	182,701	105,721
Payable for distribution and shareholder service fees	1,222	47,709	643,551	274,629
Payable for directors fees	2,685	1,699	20,371	11,969
Payable for borrowings against line of credit	—	—	—	3,730,000
Other accrued expenses and liabilities	125,136	111,076	246,309	269,689
Written options, at fair value^	82	—	—	—
Total liabilities	30,565,706	12,059,132	7,980,881	310,063,694
NET ASSETS	$525,816,504	$306,235,311	$3,890,444,330	$2,258,684,453
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$603,810,990	$278,748,731	$3,921,289,064	$2,405,361,776
Undistributed (distributions in excess of) net investment income	11,818,189	86,139	(466,290)	(7,063,051)
Accumulated net realized gain (loss)	(116,753,848)	10,918,440	(654,350,288)	(226,326,073)
Net unrealized appreciation	26,941,173	16,482,001	623,971,844	86,711,801
NET ASSETS	$525,816,504	$306,235,311	$3,890,444,330	$2,258,684,453
+ Including securities loaned at value	$2,115,638	$4,067,380	$3,111,459	$8,110,165
* Cost of investments in securities	$479,672,907	$281,647,021	$3,178,732,778	$2,078,552,137
** Cost of investments in affiliates	$—	$—	$—	$246,663,414
*** Cost of short-term investments	$21,561,794	$16,100,264	$90,582,331	$37,257,829
**** Cost of foreign currencies	$1,844,659	$2,370	$241,906	$—
***** Cost of foreign cash collateral for futures	$34,267	$—	$—	$—
^ Premiums received on written options	$56,736	$—	$—	$—

See Accompanying Notes to Financial Statements
18

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING Balanced Portfolio	ING BlackRock Science and Technology Opportunities Portfolio	ING Growth and Income Portfolio	ING Intermediate Bond Portfolio
Class ADV:
Net Assets	n/a	$14,218,649	$1,251,577,470	$34,472,761
Shares authorized	n/a	100,000,000	unlimited	unlimited
Par value	n/a	$0.001	$1.000	$1.000
Shares outstanding	n/a	2,698,016	51,488,288	2,676,951
Net asset value and redemption price per share	n/a	$5.27	$24.31	$12.88
Class I:
Net Assets	$520,249,118	$97,314,772	$1,865,425,379	$1,001,254,906
Shares authorized	500,000,000	100,000,000	unlimited	unlimited
Par value	$0.001	$0.001	$1.000	$1.000
Shares outstanding	42,384,105	17,939,946	76,019,601	77,281,247
Net asset value and redemption price per share	$12.27	$5.42	$24.54	$12.96
Class S:
Net Assets	$5,567,386	$193,262,863	$772,713,280	$1,221,679,519
Shares authorized	500,000,000	100,000,000	unlimited	unlimited
Par value	$0.001	$0.001	$1.000	$1.000
Shares outstanding	456,502	36,262,312	31,772,756	94,786,331
Net asset value and redemption price per share	$12.20	$5.33	$24.32	$12.89
Class S2:
Net Assets	n/a	$1,439,027	$728,201	$1,277,267
Shares authorized	n/a	100,000,000	unlimited	unlimited
Par value	n/a	$0.001	$1.000	$1.000
Shares outstanding	n/a	272,159	30,240	98,861
Net asset value and redemption price per share	n/a	$5.29	$24.08	$12.92

See Accompanying Notes to Financial Statements
19

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING Money Market Portfolio	ING Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$—	$570,467,801
Short-term investments at fair value**	—	31,169,550
Total Investments at fair value	$—	$601,637,351
Short-term investments at amortized cost	985,062,060	—
Cash	17,395	38,040
Receivables:
Investment securities sold	2,249,305	2,752,297
Fund shares sold	26,137	33,323
Dividends	789	490,981
Interest	1,021,922	—
Prepaid expenses	20,079	10,418
Total assets	988,397,687	604,962,410
LIABILITIES:
Payable for investment securities purchased	—	5,409,530
Payable for fund shares redeemed	12,433,589	740,980
Payable upon receipt of securities loaned	—	18,620,550
Payable for investment management fees	210,731	363,124
Payable for administrative fees	46,360	26,629
Payable for distribution and shareholder service fees	17	23,768
Payable for directors fees	5,338	3,002
Other accrued expenses and liabilities	98,072	52,765
Total liabilities	12,794,107	25,240,348
NET ASSETS	$975,603,580	$579,722,062
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$975,580,924	$478,464,983
Undistributed (distributions in excess of) net investment income	(131,928)	2,945,290
Accumulated net realized gain	154,584	36,904,760
Net unrealized appreciation	—	61,407,029
NET ASSETS	$975,603,580	$579,722,062
+ Including securities loaned at value	$—	$17,967,458
* Cost of investments in securities	$—	$509,060,772
** Cost of short-term investments	$—	$31,169,550
Class ADV:
Net Assets	n/a	$6,212,824
Shares authorized	n/a	100,000,000
Par value	n/a	$0.001
Shares outstanding	n/a	324,815
Net asset value and redemption price per share	n/a	$19.13
Class I:
Net Assets	$975,469,497	$472,254,050
Shares authorized	unlimited	100,000,000
Par value	$1.000	$0.001
Shares outstanding	975,188,713	24,054,164
Net asset value and redemption price per share	$1.00	$19.63
Class S:
Net Assets	$134,083	$101,041,001
Shares authorized	unlimited	100,000,000
Par value	$1.000	$0.001
Shares outstanding	134,040	5,222,839
Net asset value and redemption price per share	$1.00	$19.35
Class S2:
Net Assets	n/a	$214,187
Shares authorized	n/a	100,000,000
Par value	n/a	$0.001
Shares outstanding	n/a	11,143
Net asset value and redemption price per share	n/a	$19.22

See Accompanying Notes to Financial Statements
20

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Balanced Portfolio	ING BlackRock Science and Technology Opportunities Portfolio	ING Growth and Income Portfolio	ING Intermediate Bond Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,071,806	$3,219,935	$92,157,364	$843,348
Interest, net of foreign taxes withheld*	8,024,526	—	42,267	98,202,270
Dividends from affiliated funds	—	—	—	3,210,661
Securities lending income, net	103,229	103,165	129,118	92,909
Total investment income	17,199,561	3,323,100	92,328,749	102,349,188
EXPENSES:
Investment management fees	2,685,112	3,228,393	20,371,271	9,574,921
Distribution and shareholder service fees:
Class ADV	—	66,820	6,454,658	133,934
Class S	15,040	539,661	2,016,218	3,105,176
Class S2	—	5,968	2,206	5,824
Transfer agent fees	749	495	13,480	7,431
Administrative service fees	295,356	186,903	2,240,180	1,316,519
Shareholder reporting expense	47,979	81,666	323,200	188,302
Professional fees	34,246	35,343	282,742	160,881
Custody and accounting expense	288,606	71,776	359,534	491,706
Directors fees	16,111	10,195	122,228	71,812
Miscellaneous expense	40,037	24,334	232,126	125,450
Merger expense	—	40,000	—	—
Interest expense	2,148	209	2,720	1,229
Total expenses	3,425,384	4,291,763	32,420,563	15,183,185
Net waived and reimbursed fees	—	(88,332)	(645,850)	(1,165)
Net expenses	3,425,384	4,203,431	31,774,713	15,182,020
Net investment income (loss)	13,774,177	(880,331)	60,554,036	87,167,168
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	26,094,809	15,756,146	200,741,438	91,559,873
Capital gain distributions from affiliated underlying funds	—	—	—	662,976
Foreign currency related transactions	(1,048,650)	73,011	(8,084)	(3,821,494)
Futures	643,673	—	1,188,416	(17,402,583)
Swaps	(3,966,112)	—	—	(18,163,517)
Written options	317,743	—	—	943,234
Net realized gain	22,041,463	15,829,157	201,921,770	53,778,489
Net change in unrealized appreciation (depreciation) on:
Investments	32,236,609	8,826,677	315,186,913	58,560,868
Affiliated funds	—	—	—	9,120,341
Foreign currency related transactions	122,763	(397,851)	(162)	(1,609,933)
Futures	85,126	—	—	3,744,051
Swaps	851,587	—	—	527,620
Written options	(99,026)	—	—	(667,022)
Net change in unrealized appreciation (depreciation)	33,197,059	8,428,826	315,186,751	69,675,925
Net realized and unrealized gain	55,238,522	24,257,983	517,108,521	123,454,414
Increase in net assets resulting from operations	$69,012,699	$23,377,652	$577,662,557	$210,621,582
* Foreign taxes withheld	$260,728	$9,972	$396,910	$687

See Accompanying Notes to Financial Statements
21

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Money Market Portfolio	ING Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$16,059	$7,826,317
Interest	3,942,941	—
Securities lending income, net	—	537,498
Total investment income	3,959,000	8,363,815
EXPENSES:
Investment management fees	2,667,905	4,502,767
Distribution and shareholder service fees:
Class ADV	—	31,513
Class S	449	272,999
Class S2	—	1,090
Transfer agent fees	1,296	1,245
Administrative service fees	586,927	330,196
Shareholder reporting expense	92,449	42,172
Professional fees	77,821	49,131
Custody and accounting expense	124,781	80,520
Directors fees	32,031	18,011
Miscellaneous expense	60,824	46,724
Interest expense	100	1,318
Total expenses	3,644,583	5,377,686
Net waived and reimbursed fees	(29,840)	(218)
Net expenses	3,614,743	5,377,468
Net investment income	344,257	2,986,347
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	154,584	57,728,705
Net realized gain	154,584	57,728,705
Net change in unrealized appreciation (depreciation) on:
Investments	—	21,377,778
Net change in unrealized appreciation (depreciation)	—	21,377,778
Net realized and unrealized gain	154,584	79,106,483
Increase in net assets resulting from operations	$498,841	$82,092,830
* Foreign taxes withheld	$—	$3,389

See Accompanying Notes to Financial Statements
22

STATEMENTS OF CHANGES IN NET ASSETS

	ING Balanced Portfolio		ING BlackRock Science and Technology Opportunities Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income (loss)	$13,774,177	$14,821,347	$(880,331)	$(1,389,324)
Net realized gain	22,041,463	23,761,184	15,829,157	47,315,931
Net change in unrealized appreciation (depreciation)	33,197,059	(46,020,484)	8,428,826	(89,371,300)
Increase (decrease) in net assets resulting from operations	69,012,699	(7,437,953)	23,377,652	(43,444,693)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(16,407,669)	(15,869,939)	(200,751)	—
Class S	(165,089)	(182,605)	—	—
Class S2	—	—	(1,921)	—
Net realized gains:
Class ADV	—	—	(818,701)	—
Class I	—	—	(6,632,653)	—
Class S	—	—	(13,511,496)	—
Class S2	—	—	(83,251)	—
Total distributions	(16,572,758)	(16,052,544)	(21,248,773)	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	3,421,064	6,609,523	40,689,804	82,557,188
Reinvestment of distributions	16,572,757	16,052,544	21,248,773	—
	19,993,821	22,662,067	61,938,577	82,557,188
Cost of shares redeemed	(77,456,866)	(90,525,985)	(79,779,419)	(118,727,363)
Net decrease in net assets resulting from capital share transactions	(57,463,045)	(67,863,918)	(17,840,842)	(36,170,175)
Net decrease in net assets	(5,023,104)	(91,354,415)	(15,711,963)	(79,614,868)
NET ASSETS:
Beginning of year or period	530,839,608	622,194,023	321,947,274	401,562,142
End of year or period	$525,816,504	$530,839,608	$306,235,311	$321,947,274
Undistributed (distributions in excess of) net investment income/Accumulated net investment loss at end of year or period	$11,818,189	$16,685,110	$86,139	$(75,611)

See Accompanying Notes to Financial Statements
23

STATEMENTS OF CHANGES IN NET ASSETS

	ING Growth and Income Portfolio		ING Intermediate Bond Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$60,554,036	$46,966,555	$87,167,168	$103,984,079
Net realized gain	201,921,770	21,471,346	53,778,489	126,279,384
Net change in unrealized appreciation (depreciation)	315,186,751	(157,910,038)	69,675,925	(54,653,578)
Increase (decrease) in net assets resulting from operations	577,662,557	(89,472,137)	210,621,582	175,609,885
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(17,283,832)	(10,844,280)	(1,377,112)	(712,832)
Class I	(33,859,750)	(24,719,662)	(46,331,028)	(53,618,661)
Class S	(12,215,984)	(9,460,294)	(52,405,250)	(52,930,354)
Class S2	(11,472)	(1,636)	(52,316)	(43,906)
Total distributions	(63,371,038)	(45,025,872)	(100,165,706)	(107,305,753)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	211,287,361	207,918,700	315,624,658	464,216,980
Proceeds from shares issued in merger (Note 14)	—	1,845,801,824	—	—
Reinvestment of distributions	63,344,871	45,005,585	100,145,495	107,285,977
	274,632,232	2,098,726,109	415,770,153	571,502,957
Cost of shares redeemed	(788,623,530)	(814,449,911)	(738,335,864)	(683,342,402)
Net increase (decrease) in net assets resulting from capital share transactions	(513,991,298)	1,284,276,198	(322,565,711)	(111,839,445)
Net increase (decrease) in net assets	300,221	1,149,778,189	(212,109,835)	(43,535,313)
NET ASSETS:
Beginning of year or period	3,890,144,109	2,740,365,920	2,470,794,288	2,514,329,601
End of year or period	$3,890,444,330	$3,890,144,109	$2,258,684,453	$2,470,794,288
Undistributed (distributions in excess of) net investment income at end of year or period	$(466,290)	$1,954,141	$(7,063,051)	$10,996,298

See Accompanying Notes to Financial Statements
24

STATEMENTS OF CHANGES IN NET ASSETS

	ING Money Market Portfolio		ING Small Company Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$344,257	$8,033	$2,986,347	$2,016,387
Net realized gain	154,584	40,348	57,728,705	69,793,435
Net change in unrealized appreciation (depreciation)	—	149,401	21,377,778	(89,171,385)
Increase (decrease) in net assets resulting from operations	498,841	197,782	82,092,830	(17,361,563)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	—	(22,163)
Class I	(344,254)	(8,033)	(1,896,687)	(1,919,855)
Class S	—	—	(158,247)	(267,549)
Class S2	—	—	(158)	(696)
Net realized gains:
Class ADV	—	—	(231,384)	—
Class I	—	(46,849)	(16,798,543)	—
Class S	—	(11)	(4,016,404)	—
Class S2	—	—	(8,048)	—
Return of capital:
Class I	—	(165,438)	—	—
Class S	—	(40)	—	—
Total distributions	(344,254)	(220,371)	(23,109,471)	(2,210,263)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	105,169,901	396,127,327	50,498,757	126,373,173
Reinvestment of distributions	344,254	220,371	23,109,471	2,210,263
	105,514,155	396,347,698	73,608,228	128,583,436
Cost of shares redeemed	(306,536,128)	(290,114,374)	(150,976,912)	(140,231,718)
Net increase (decrease) in net assets resulting from capital share transactions	(201,021,973)	106,233,324	(77,368,684)	(11,648,282)
Net increase (decrease) in net assets	(200,867,386)	106,210,735	(18,385,325)	(31,220,108)
NET ASSETS:
Beginning of year or period	1,176,470,966	1,070,260,231	598,107,387	629,327,495
End of year or period	$975,603,580	$1,176,470,966	$579,722,062	$598,107,387
Undistributed (distributions in excess of) net investment income at end of year or period	$(131,928)	$(131,931)	$2,945,290	$2,014,035

See Accompanying Notes to Financial Statements
25

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Balanced Portfolio
Class I
12-31-12	11.13	0.30	•	1.20	1.50	0.36	—	—
12-31-11	11.58	0.29	•	(0.43)	(0.14)	0.31	—	—
12-31-10	10.42	0.27	•	1.19	1.46	0.30	—	—
12-31-09	9.18	0.24	•	1.43	1.67	0.43	—	—
12-31-08	14.45	0.40		(4.07)	(3.67)	0.45	1.15	—
Class S
12-31-12	11.05	0.27	•	1.21	1.48	0.33	—	—
12-31-11	11.50	0.26	•	(0.43)	(0.17)	0.28	—	—
12-31-10	10.36	0.24		1.18	1.42	0.28	—	—
12-31-09	9.12	0.21	•	1.43	1.64	0.40	—	—
12-31-08	14.36	0.34		(4.02)	(3.68)	0.41	1.15	—
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-12	5.20	(0.03)		0.43	0.40	—	0.33	—
12-31-11	5.83	(0.03)		(0.60)	(0.63)	—	—	—
12-31-10	4.94	(0.03	)•	0.92	0.89	—	—	—
12-31-09	3.25	(0.02)		1.71	1.69	—	—	—
12-16-08(5)-12-31-08	3.29	(0.01)		(0.03)	(0.04)	—	—	—
Class I
12-31-12	5.32	(0.01)		0.45	0.44	0.01	0.33	—
12-31-11	5.94	(0.01)		(0.61)	(0.62)	—	—	—
12-31-10	5.01	(0.01)		0.94	0.93	—	—	—
12-31-09	3.28	(0.01)		1.74	1.73	—	—	—
12-31-08	5.45	0.00	*	(2.17)	(2.17)	—	—	—
Class S
12-31-12	5.24	(0.02)		0.44	0.42	—	0.33	—
12-31-11	5.86	(0.03)		(0.59)	(0.62)	—	—	—
12-31-10	4.96	(0.02)		0.92	0.90	—	—	—
12-31-09	3.25	(0.02)		1.73	1.71	—	—	—
12-31-08	5.42	(0.01)		(2.16)	(2.17)	—	—	—
Class S2
12-31-12	5.22	(0.02)		0.43	0.41	0.01	0.33	—
12-31-11	5.85	(0.02)		(0.61)	(0.63)	—	—	—
12-31-10	4.95	(0.03	)•	0.93	0.90	—	—	—
02-27-09(5)-12-31-09	3.01	(0.02	)•	1.96	1.94	—	—	—
ING Growth and Income Portfolio
Class ADV
12-31-12	21.39	0.29	•	2.97	3.26	0.34	—	—
12-31-11	21.74	0.22		(0.38)	(0.16)	0.19	—	—
12-31-10	19.31	0.15	•	2.47	2.62	0.19	—	—
12-31-09	15.04	0.18	•	4.29	4.47	0.20	—	—
12-31-08	24.61	0.23	•	(9.58)	(9.35)	0.22	—	—
Class I
12-31-12	21.59	0.40	•	3.00	3.40	0.45	—	—
12-31-11	21.94	0.31	•	(0.37)	(0.06)	0.29	—	—
12-31-10	19.42	0.22		2.53	2.75	0.23	—	—
12-31-09	15.11	0.27	•	4.30	4.57	0.26	—	—
12-31-08	24.76	0.36		(9.69)	(9.33)	0.32	—	—
Class S
12-31-12	21.40	0.34	•	2.97	3.31	0.39	—	—
12-31-11	21.77	0.24	•	(0.35)	(0.11)	0.26	—	—
12-31-10	19.28	0.18		2.48	2.66	0.17	—	—
12-31-09	15.00	0.19		4.32	4.51	0.23	—	—
12-31-08	24.63	0.25	•	(9.58)	(9.33)	0.30	—	—
						Ratios to average net assets						Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)		(%)	(%)		(%)		(%)	($000's)	(%)
ING Balanced Portfolio
Class I
12-31-12	0.36	—	12.27	13.64		0.64	0.64		0.64		2.57	520,249	234
12-31-11	0.31	—	11.13	(1.40)		0.65	0.65		0.65		2.51	524,887	259
12-31-10	0.30	—	11.58	14.22		0.62	0.62	†	0.62	†	2.47 †	614,261	328
12-31-09	0.43	—	10.42	19.23		0.63	0.63	†	0.63	†	2.55 †	631,106	337
12-31-08	1.60	—	9.18	(28.10)		0.62	0.62	†	0.62	†	2.97 †	602,815	294
Class S
12-31-12	0.33	—	12.20	13.49		0.89	0.89		0.89		2.32	5,567	234
12-31-11	0.28	—	11.05	(1.66)		0.90	0.90		0.90		2.25	5,953	259
12-31-10	0.28	—	11.50	13.87		0.87	0.87	†	0.87	†	2.22 †	7,933	328
12-31-09	0.40	—	10.36	18.94		0.88	0.88	†	0.88	†	2.30 †	7,374	337
12-31-08	1.56	—	9.12	(28.28)		0.87	0.87	†	0.87	†	2.73 †	6,684	294
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-12	0.33	—	5.27	7.30		1.58	1.56		1.56		(0.56)	14,219	264
12-31-11	—	—	5.20	(10.81)		1.56	1.55		1.55		(0.66)	9,905	148
12-31-10	—	—	5.83	18.02		1.55	1.55		1.55		(0.66)	5,609	52
12-31-09	—	—	4.94	52.00		1.57	1.55		1.55		(0.92)	54	74
12-16-08(5)-12-31-08	—	—	3.25	(1.22)		1.58	1.56		1.56		(2.08)	3	137
Class I
12-31-12	0.34	—	5.42	7.89		1.08	1.06		1.06		(0.08)	97,315	264
12-31-11	—	—	5.32	(10.44)		1.06	1.05		1.05		(0.18)	105,891	148
12-31-10	—	—	5.94	18.56		1.05	1.05		1.05		(0.20)	121,443	52
12-31-09	—	—	5.01	52.74		1.07	1.05		1.05		(0.13)	100,726	74
12-31-08	—	—	3.28	(39.82)		1.08	1.06		1.06		0.09	55,899	137
Class S
12-31-12	0.33	—	5.33	7.63		1.33	1.31		1.31		(0.33)	193,263	264
12-31-11	—	—	5.24	(10.58)		1.31	1.30		1.30		(0.43)	205,905	148
12-31-10	—	—	5.86	18.15		1.30	1.30		1.30		(0.45)	274,471	52
12-31-09	—	—	4.96	52.62		1.32	1.30		1.30		(0.41)	230,138	74
12-31-08	—	—	3.25	(40.04)		1.33	1.31		1.31		(0.02)	89,548	137
Class S2
12-31-12	0.34	—	5.29	7.41		1.58	1.46		1.46		(0.43)	1,439	264
12-31-11	—	—	5.22	(10.77)		1.56	1.45		1.45		(0.56)	246	148
12-31-10	—	—	5.85	18.18		1.55	1.45		1.45		(0.51)	40	52
02-27-09(5)-12-31-09	—	—	4.95	64.45		1.57	1.45		1.45		(0.56)	5	74
ING Growth and Income Portfolio
Class ADV
12-31-12	0.34	—	24.31	15.24		1.09	1.04		1.04		1.23	1,251,577	57
12-31-11	0.19	—	21.39	(0.72)		1.08	1.03		1.03		1.03	1,221,084	75
12-31-10	0.19	—	21.74	13.55		1.10	1.10	†	1.10	†	0.77 †	6,037	117
12-31-09	0.20	—	19.31	29.69		1.11	1.11	†	1.11	†	1.10 †	1,302	104
12-31-08	0.22	—	15.04	(37.94	)(a)	1.10	1.10	†	1.10	†	1.14 †	791	169
Class I
12-31-12	0.45	—	24.54	15.78		0.59	0.59		0.59		1.68	1,865,425	57
12-31-11	0.29	—	21.59	(0.27)		0.58	0.58		0.58		1.39	1,873,712	75
12-31-10	0.23	—	21.94	14.14		0.60	0.60	†	0.60	†	1.12 †	2,253,794	117
12-31-09	0.26	—	19.42	30.24		0.61	0.61	†	0.61	†	1.60 †	2,090,019	104
12-31-08	0.32	—	15.11	(37.63	)(a)	0.60	0.60	†	0.60	†	1.64 †	1,622,085	169
Class S
12-31-12	0.39	—	24.32	15.47		0.84	0.84		0.84		1.42	772,713	57
12-31-11	0.26	—	21.40	(0.51)		0.83	0.83		0.83		1.13	795,131	75
12-31-10	0.17	—	21.77	13.81		0.85	0.85	†	0.85	†	0.87 †	480,529	117
12-31-09	0.23	—	19.28	30.03		0.86	0.86	†	0.86	†	1.34 †	481,897	104
12-31-08	0.30	—	15.00	(37.82	)(a)	0.85	0.85	†	0.85	†	1.44 †	290,152	169

See Accompanying Notes to Financial Statements
26

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations					Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)		Total from investment operations	From net investment income		From net realized gains		From return of capital
Year or period ended	($)	($)		($)		($)	($)		($)		($)
ING Growth and Income Portfolio (continued)
Class S2
12-31-12	21.23	0.35	•	2.90		3.25	0.40		—		—
12-31-11	21.52	0.41	•	(0.54)		(0.13)	0.16		—		—
12-31-10	19.26	0.14		2.28		2.42	0.16		—		—
02-27-09(5)-12-31-09	12.69	(0.06	)•	6.72		6.66	0.09		—		—
ING Intermediate Bond Portfolio
Class ADV
12-31-12	12.34	0.42	•	0.67		1.09	0.55		—		—
12-31-11	12.04	0.47	•	0.38		0.85	0.55		—		—
12-31-10	11.62	0.57	•	0.48		1.05	0.63		—		—
12-31-09	11.12	0.47		0.76		1.23	0.73		—		—
12-31-08	13.23	0.58		(1.77)		(1.19)	0.62		0.30		—
Class I
12-31-12	12.40	0.49	•	0.67		1.16	0.60		—		—
12-31-11	12.07	0.54	•	0.37		0.91	0.58		—		—
12-31-10	11.57	0.61	•	0.53		1.14	0.64		—		—
12-31-09	11.08	0.53	•	0.75		1.28	0.79		—		—
12-31-08	13.22	0.64	•	(1.73)		(1.09)	0.75		0.30		—
Class S
12-31-12	12.34	0.45	•	0.67		1.12	0.57		—		—
12-31-11	12.01	0.51	•	0.37		0.88	0.55		—		—
12-31-10	11.52	0.57	•	0.52		1.09	0.60		—		—
12-31-09	11.00	0.50	•	0.75		1.25	0.73		—		—
12-31-08	13.14	0.60	•	(1.72)		(1.12)	0.72		0.30		—
Class S2
12-31-12	12.37	0.41		0.69		1.10	0.55		—		—
12-31-11	12.08	0.52	•	0.34		0.86	0.57		—		—
12-31-10	11.59	0.55	•	0.53		1.08	0.59		—		—
02-27-09(5)-12-31-09	10.79	0.42	•	1.15		1.57	0.77		—		—
ING Money Market Portfolio(b)
Class I
12-31-12	1.00	0.00	*	0.00	*	0.00 *	0.00	*	—		—
12-31-11	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	0.00	*
12-31-10	1.00	0.00	*	0.00	*	0.00 *	0.00	*	—		0.00	*
12-31-09	1.00	0.00	*	0.00	*	0.00 *	0.00	*	0.00	*	—
12-31-08	1.05	0.02		0.00	*	0.02	0.07		—		—
Class S
12-31-12	1.00	(0.00	)*	0.00	*	0.00 *	—		—		—
12-31-11	1.00	0.00	*	0.00	*	0.00	—		0.00	*	0.00	*
03-15-10(5)-12-31-10	1.00	0.00	*	0.00	*	0.00 *	0.00	*	—		—
ING Small Company Portfolio
Class ADV
12-31-12	17.39	0.01		2.41		2.42	—		0.68		—
12-31-11	17.98	(0.02	)•	(0.51)		(0.53)	0.06		—		—
12-31-10	14.60	0.04	•	3.42		3.46	0.08		—		—
12-31-09	11.58	0.08	•	3.02		3.10	0.08		—		—
12-16-08(5)-12-31-08	11.13	0.00	*•	0.45		0.45	—		—		—
Class I
12-31-12	17.82	0.10	•	2.47		2.57	0.08		0.68		—
12-31-11	18.34	0.07		(0.52)		(0.45)	0.07		—		—
12-31-10	14.82	0.09		3.52		3.61	0.09		—		—
12-31-09	11.70	0.09		3.11		3.20	0.08		—		—
12-31-08	19.56	0.11	•	(5.52)		(5.41)	0.18		2.27		—
						Ratios to average net assets							Supplemental data
	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Growth and Income Portfolio (continued)
Class S2
12-31-12	0.40		—	24.08	15.30	1.09	0.99		0.99		1.47		728	57
12-31-11	0.16		—	21.23	(0.59)	1.08	0.98		0.98		1.99		217	75
12-31-10	0.16		—	21.52	12.55	1.10	1.00	†	1.00	†	0.72	†	5	117
02-27-09(5)-12-31-09	0.09		—	19.26	52.46	1.11	1.01	†	1.01	†	(0.39	)†	5	104
ING Intermediate Bond Portfolio
Class ADV
12-31-12	0.55		—	12.88	8.85	1.00	1.00		1.00		3.25		34,473	425
12-31-11	0.55		—	12.34	7.04	1.00	1.00		1.00		3.76		16,953	456
12-31-10	0.63		—	12.04	9.01	1.00	1.00	†	1.00	†	4.56	†	4,315	438
12-31-09	0.73		—	11.62	11.08	1.01	1.01	†	1.01	†	4.08	†	1	692
12-31-08	0.92		—	11.12	(9.16)	1.01	1.00	†	1.00	†	4.58	†	1	666
Class I
12-31-12	0.60		—	12.96	9.39	0.50	0.50		0.50		3.78		1,001,255	425
12-31-11	0.58		—	12.40	7.54	0.50	0.50		0.50		4.31		1,205,691	456
12-31-10	0.64		—	12.07	9.84	0.50	0.50	†	0.50	†	4.93	†	1,217,280	438
12-31-09	0.79		—	11.57	11.57	0.51	0.51	†	0.51	†	4.62	†	1,236,593	692
12-31-08	1.05		—	11.08	(8.41)	0.51	0.50	†	0.50	†	5.05	†	1,803,886	666
Class S
12-31-12	0.57		—	12.89	9.08	0.75	0.75		0.75		3.52		1,221,680	425
12-31-11	0.55		—	12.34	7.30	0.75	0.75		0.75		4.09		1,247,149	456
12-31-10	0.60		—	12.01	9.51	0.75	0.75	†	0.75	†	4.67	†	1,292,731	438
12-31-09	0.73		—	11.52	11.38	0.76	0.76	†	0.76	†	4.41	†	1,279,655	692
12-31-08	1.02		—	11.00	(8.73)	0.76	0.75	†	0.75	†	4.82	†	1,153,518	666
Class S2
12-31-12	0.55		—	12.92	8.93	1.00	0.90		0.90		3.37		1,277	425
12-31-11	0.57		—	12.37	7.14	1.00	0.90		0.90		4.20		1,001	456
12-31-10	0.59		—	12.08	9.29	1.00	0.90	†	0.90	†	4.50	†	3	438
02-27-09(5)-12-31-09	0.77		—	11.59	14.59	1.01	0.91	†	0.91	†	4.31	†	3	692
ING Money Market Portfolio(b)
Class I
12-31-12	0.00	*	—	1.00	0.03	0.34	0.34		0.34		0.03		975,469	—
12-31-11	0.00	*	—	1.00	0.02	0.34	0.26		0.26		0.00	*	1,176,157	—
12-31-10	0.00	*	—	1.00	0.24	0.34	0.31	†	0.31	†	0.02	†	1,069,947	—
12-31-09	0.00	*	—	1.00	0.33	0.37	0.37		0.37		0.25		1,328,429	—
12-31-08	0.07		—	1.00	2.67	0.35	0.35		0.35		2.66		1,798,833	—
Class S
12-31-12	—		—	1.00	0.00	0.59	0.36		0.36		0.01		134	—
12-31-11	0.00	*	—	1.00	0.02	0.59	0.26		0.26		0.00	*	314	—
03-15-10(5)-12-31-10	0.00	*	—	1.00	0.00	0.59	0.36	†	0.36	†	0.00	*†	313	—
ING Small Company Portfolio
Class ADV
12-31-12	0.68		—	19.13	14.01	1.35	1.35		1.35		0.06		6,213	49
12-31-11	0.06		—	17.39	(2.99)	1.35	1.35		1.35		(0.10)		5,938	61
12-31-10	0.08		—	17.98	23.75	1.34	1.34	†	1.34	†	0.25	†	3,253	86
12-31-09	0.08		—	14.60	26.96	1.36	1.36	†	1.36	†	0.67	†	36	128
12-16-08(5)-12-31-08	—		—	11.58	4.04	1.35	1.35	†	1.35	†	0.65	†	3	145
Class I
12-31-12	0.76		—	19.63	14.52	0.85	0.85		0.85		0.55		472,254	49
12-31-11	0.07		—	17.82	(2.49)	0.85	0.85		0.85		0.38		483,473	61
12-31-10	0.09		—	18.34	24.38	0.84	0.84	†	0.84	†	0.51	†	503,739	86
12-31-09	0.08		—	14.82	27.56	0.86	0.86	†	0.86	†	0.67	†	437,930	128
12-31-08	2.45		—	11.70	(31.05)	0.85	0.85	†	0.85	†	0.71	†	420,626	145

See Accompanying Notes to Financial Statements
27

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital
Year or period ended	($)	($)		($)	($)	($)	($)	($)
ING Small Company Portfolio (continued)
Class S
12-31-12	17.57	0.05	•	2.44	2.49	0.03	0.68	—
12-31-11	18.09	0.02		(0.50)	(0.48)	0.04	—	—
12-31-10	14.64	0.04		3.47	3.51	0.06	—	—
12-31-09	11.57	0.05	•	3.09	3.14	0.07	—	—
12-31-08	19.39	0.09	•	(5.50)	(5.41)	0.14	2.27	—
Class S2
12-31-12	17.47	0.03		2.41	2.44	0.01	0.68	—
12-31-11	18.04	0.01	•	(0.52)	(0.51)	0.06	—	—
12-31-10	14.61	0.06	•	3.42	3.48	0.05	—	—
02-27-09(5)-12-31-09	9.27	0.03	•	5.39	5.42	0.08	—	—
					Ratios to average net assets							Supplemental data
	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Small Company Portfolio (continued)
Class S
12-31-12	0.71	—	19.35	14.26	1.10	1.10		1.10		0.28		101,041	49
12-31-11	0.04	—	17.57	(2.68)	1.10	1.10		1.10		0.12		108,502	61
12-31-10	0.06	—	18.09	24.00	1.09	1.09	†	1.09	†	0.29	†	122,286	86
12-31-09	0.07	—	14.64	27.33	1.11	1.11	†	1.11	†	0.43	†	78,790	128
12-31-08	2.41	—	11.57	(31.28)	1.10	1.10	†	1.10	†	0.71	†	44,764	145
Class S2
12-31-12	0.69	—	19.22	14.08	1.35	1.25		1.25		0.16		214	49
12-31-11	0.06	—	17.47	(2.85)	1.35	1.25		1.25		0.04		195	61
12-31-10	0.05	—	18.04	23.85	1.34	1.24	†	1.24	†	0.40	†	50	86
02-27-09(5)-12-31-09	0.08	—	14.61	58.73	1.36	1.26	†	1.26	†	0.27	†	5	128

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)  Commencement of operations.

(a)  There was no impact on total return by the affiliate payment.

(b)  NAV and per share amounts have been restated to reflect the stock split that occurred on October 7, 2008. Effective October 7, 2008, the Portfolio converted to a stable share price of $1.00 per share. In connection with this change, the Portfolio utilized a stock split and distributed additional shares to its shareholders (adjustment factor: 12.926 shares to 1 share) such that each shareholder's proportionate interest and aggregate value of investment in the Portfolio remained the same.

•  Calculated using average number of shares outstanding throughout the period.

*  Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements
28

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012

NOTE 1 — ORGANIZATION

The ING Variable Product Funds are comprised of ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio (collectively, "Registrants"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended ("1940 Act" or "Act").

ING Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, ING Balanced Portfolio ("Balanced"). ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Growth and Income Portfolio ("Growth and Income"). ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has twenty separate active diversified and non-diversified series. The two diversified series that are in this report are: ING Small Company Portfolio ("Small Company") and ING BlackRock Science and Technology Opportunities Portfolio ("Science and Technology Opportunities"). ING Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Intermediate Bond Portfolio ("Intermediate Bond"). ING Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Money Market Portfolio ("Money Market"). Each of the portfolios is a "Portfolio" and collectively, they are the "Portfolios."

Each Portfolio offers at least two of the following classes of shares: Adviser ("ADV") Class, Class I, Class S and Service 2 Class (Class "S2") shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

During the period, Small Company was closed to new shareholders, except for shares purchased by: (1) certain insurance company separate accounts that are currently offering the Portfolio as an investment option under Variable Contracts; (2) certain Qualified Plans outside the separate account context; (3) custodial accounts; (4) certain investment advisers and their affiliates in connection with the creation or management of the Portfolio; and (5) registered investment companies. The closure did not affect share purchases through the reinvestment of dividends and distributions. Effective December 14, 2012, the Portfolio re-opened to new shareholders.

ING Investments, LLC serves as the investment adviser ("ING Investments" or the "Investment Adviser") to the Portfolios. ING Investment Management Co. LLC ("ING IM") serves as the sub-adviser to each of the Portfolios except Science and Technology Opportunities. ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor") serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles ("GAAP") for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are

29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value ("NAV"). Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors/Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to

30

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

Money Market uses the amortized cost method to value its portfolio securities, which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the fair value of the security.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the adviser's or sub-adviser's, judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the "Pricing Committee" as established by the fund's Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio's assets and liabilities. A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

31

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the Use of Derivative Instruments. Certain Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

32

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. Master Agreements ("Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2012, the maximum amount of loss that Balanced, Intermediate Bond, and Science and Technology Opportunities would incur if the counterparties to its derivative transactions failed to perform would be $1,364,894, $5,583,675 and $14,365, respectively, which represents the gross payments to be received by the Portfolios on open swaps, forward foreign currency contracts and purchased options were they to be unwound as of December 31, 2012. As of December 31, 2012, certain counterparties have posted $60,000 and $2,300,000, respectively, in cash collateral to Balanced and Intermediate Bond to reduce the potential risk of loss. In addition, certain counterparties have posted $415,000 principal value in U.S. Treasury Notes as collateral to Intermediate Bond.

Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements.

As of December 31, 2012, Balanced, Intermediate Bond, and Science and Technology Opportunities had a net liability position of $2,870,854, $13,274,586 and $112,929, respectively, on open swaps, forward foreign currency contract and written options with credit related contingent features. If a contingent

33

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

feature would have been triggered as of December 31, 2012, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2012, Balanced and Intermediate Bond have posted $710,000 and $2,644,000, respectively, for open OTC derivative transactions with their respective counterparties.

E.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended December 31, 2012, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Balanced	$95,698,585	$85,398,533
Intermediate Bond	98,526,555	213,344,395
Science and Technology Opportunities	7,769,937	15,939,470

The above Portfolios entered into forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements.

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2012, Balanced and Intermediate Bond have purchased and sold futures contracts on various equity indices (Balanced only), bonds, and notes. Balanced purchased equity futures to "equitize" cash. Both Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Growth and Income entered into equity futures to "equitize" cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio's securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2012, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Balanced	$74,351,040	$40,404,340
Intermediate Bond	631,340,811	550,459,994
Growth and Income	54,256,000	—

34

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F.  Options Contracts. Certain Portfolios may write call and put options on futures, swaps ("swaptions"), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios' exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended December 31, 2012, Balanced and Intermediate Bond have purchased and written credit default swaptions to gain exposure to credit risk and to generate income. There were no open purchased or written credit default swaptions at December 31, 2012.

During the year ended December 31, 2012, Balanced and Intermediate Bond have purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following the Summary Portfolio of Investments for open written foreign currency options at December 31, 2012 for Balanced. There were no open foreign currency options for Intermediate Bond.

During the year ended December 31, 2012, Balanced had purchased and written interest rate swaptions to gain exposure to interest rates and to generate income. Please refer to the Summary Portfolio of Investments for open purchased interest rate swaptions. There were no open written interest rate swaptions at December 31, 2012.

During the year ended December 31, 2012, Balanced had written options on U.S. Treasuries to generate income. There were no open written options on U.S. Treasuries at December 31, 2012.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2012.

G.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Small Company and Science and Technology Opportunities declare and pay dividends annually. Growth and Income and Intermediate Bond declare and pay dividends semi-annually. Money Market declares dividends daily and pays dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

H.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax

35

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

I.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

K.  Securities Lending. Each Portfolio (except Money Market) may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon ("BNY") provides the Portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

L.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

M.  When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

N.  Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

36

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio's Statement of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers

37

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Summary Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012, for which a Portfolio is seller of protection are disclosed in each Portfolio's Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2012, both Balanced and Intermediate Bond have purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events.

For the year ended December 31, 2012, both Balanced and Intermediate Bond have purchased credit protection on credit default swap indices ("CDX"). A

CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. The Portfolios use CDX swaps to hedge the credit risk associated with various sectors within the credit markets.

For the year ended December 31, 2012, both Balanced and Intermediate Bond have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market.

For the year ended December 31, 2012, Balanced and Intermediate Bond had average notional amounts of $4,386,878 and $50,239,161 on credit default swaps to buy protection and average notional amounts of $1,757,372 and $15,479,000 on credit default swaps to sell protection, respectively. Please refer to the tables following each respective Summary Portfolio of Investments for open credit default swaps at December 31, 2012.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2012, Balanced and Intermediate Bond have entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $50,195,433 and $102,720,000, respectively.

For the year ended December 31, 2012, Balanced and Intermediate Bond have entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $77,754,867 and $179,846,473, respectively.

Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following the Summary Portfolio of Investments for open interest rate swaps at December 31, 2012.

38

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

P.  Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2012, the cost of purchases and proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$800,631,050	$848,949,141
Science and Technology Opportunities	870,239,882	910,772,458
Growth and Income	2,241,631,070	2,816,073,114
Intermediate Bond	2,698,653,292	2,758,652,926
Small Company	287,964,966	383,741,206

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$407,506,066	$414,037,316
Intermediate Bond	7,976,613,574	8,153,523,065

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into investment management agreements ("Investment Management Agreements") with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Balanced	0.500%
Science and Technology Opportunities(1)	0.95% on first $500 million;
0.85% on next $500 million; and 0.75% thereafter
Growth and Income	0.500% on first $10 billion;
0.450% on next $5 billion; and
0.425% over $15 billion
Intermediate Bond	0.400%
Money Market	0.250%
Small Company	0.750%

(1)  Effective April 30, 2012, the advisory fee was modified to add breakpoints.

The Investment Adviser entered into sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios except for Science and Technology Opportunities. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

BlackRock Advisors, LLC ("BlackRock"), serves as Sub-Adviser to Science and Technology Opportunities pursuant to a Sub-Advisory Agreement, effective February 2, 2007, between the Investment Adviser and BlackRock.

Pursuant to administration agreements, IFS acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ADV Class and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. For the year ended December 31, 2012, the Distributor for Growth and Income, Science and Technology Opportunities, Intermediate Bond, and Small Company waived $460, $1,194, $1,165 and $218, respectively. Additionally, the

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Distributor has contractually agreed to waive a portion of its fee equal to 0.05% of the average daily net assets attributable to the distribution fee paid by ADV Class of Growth and Income, so that the actual fee paid by the Portfolio is an annual rate of 0.20%. There is no guarantee that these waivers will continue.

Class S shares of the respective Portfolios have adopted either a Distribution Plan or a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "12b-1 Plans"), whereby the Distributor is compensated by each Portfolio for expenses incurred for Shareholder Servicing and/or the distribution of each Portfolio's shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets. For Money Market, the Distributor agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares. During the year ended December 31, 2012, the Distributor for Money Market waived $179. There is no guarantee that this waiver will continue.

IID and ING Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Money Market in maintaining a yield of not less than zero. There is no guarantee that Money Market will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by ING Investments, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2012, IID waived $228 of Class S specific distribution fees and ING Investments waived $29,433 of management fees for Money Market to maintain a yield of not less than zero. This expense waiver or reimbursement may be discontinued at any time. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2012, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Affiliated Investment Company/Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Balanced	90.40%
	Science and Technology Opportunities	32.06%
	Growth and Income	41.27%
	Intermediate Bond	41.79%
	Money Market	82.93%
	Small Company	50.88%
ING National Trust	Small Company	6.01%
ING Solution 2025 Portfolio	Small Company	8.73%
ING Solution 2035 Portfolio	Small Company	7.51%
ING Solution 2045 Portfolio	Small Company	6.12%
ING USA Annuity and Life Insurance Company	Science and Technology Opportunities	61.63%
	Growth and Income	49.36%
	Intermediate Bond	52.86%
	Small Company	14.35%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other.

The Registrants have adopted a Deferred Compensation Plan (the "Plan"), which allows eligible independent directors/trustees as described in the Plan to defer the receipt of all or a portion of the directors'/trustees' fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

ING Investments entered into a written expense limitation agreement ("Expense Limitation Agreement") with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S	Class S2
Science and Technology Opportunities	1.55%	1.05%	1.30%	1.45%
Small Company	1.45%	0.95%	1.20%	1.35%

40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT (continued)

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2012, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2013	2014	2015	Total
Science and Technology Opportunities	$—	$17,390	$87,138	$104,528

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2012:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Balanced	3	$1,725,000	1.30%
Science and Technology Opportunities	7	858,571	1.27%
Growth and Income	20	3,692,250	1.30%
Intermediate Bond(1)	12	2,420,833	1.27%
Small Company	2	16,962,500	1.31%

(1)  At December 31, 2012, Intermediate Bond had an outstanding balance of $3,730,000.

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Balanced during the year ended December 31, 2012 were as follows:

	USD Notional	AUD Notional	Cost
Balance at 12/31/11	18,200,000	—	$279,080
Options Purchased	108,500,000	11,700,000	1,366,161
Options Terminated in Closing Sell Transactions	(78,200,000)	(11,700,000)	(1,135,564)
Options Expired	(44,600,000)	—	(436,932)
Balance at 12/31/12	3,900,000	—	$72,745

Transactions in purchased credit default swaptions for Balanced during the year ended December 31, 2012 were as follows:

	USD Notional	Cost
Balance at 12/31/11	—	$—
Options Purchased	16,290,000	409,091
Options Terminated in Closing Sell Transactions	(10,860,000)	(203,837)
Options Expired	(5,430,000)	(205,254)
Balance at 12/31/12	—	$—

Transactions in purchased interest rate swaptions for Balanced during the year ended December 31, 2012 were as follows:

	USD Notional	Cost
Balance at 12/31/11	—	$—
Options Purchased	25,943,000	452,105
Options Terminated in Closing Sell Transactions	(18,129,000)	(64,157)
Options Expired	(3,000,000)	(30,000)
Balance at 12/31/12	4,814,000	$357,948

41

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in written foreign currency options for Balanced during the year ended December 31, 2012 were as follows:

	USD Notional	AUD Notional	Premiums Received
Balance at 12/31/11	18,200,000	—	$236,248
Options Written	116,900,000	11,700,000	1,086,672
Options Terminated in Closing Purchase Transactions	(69,100,000)	(11,700,000)	(898,962)
Options Expired	(60,600,000)	—	(367,222)
Balance at 12/31/12	5,400,000	—	$56,736

Transactions in written interest rate swaptions for Balanced during the year ended December 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/11	—	$—
Options Written	11,608,000	78,376
Options Terminated in Closing Purchase Transactions	(5,508,000)	(47,876)
Options Expired	(6,100,000)	(30,500)
Balance at 12/31/12	—	$—

Transactions in written credit default swaptions for Balanced during the year ended December 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/11	—	$—
Options Written	10,860,000	161,271
Options Terminated in Closing Purchase Transactions	(10,860,000)	(161,271)
Options Expired
Balance at 12/31/12	—	$—

Transactions in written options on U.S. Treasuries for Balanced during the year ended December 31, 2012 were as follows:

	Contracts	Premiums Received
Balance at 12/31/11	781,000	$244
Options Written
Options Terminated in Closing Purchase Transactions
Options Expired	(781,000)	(244)
Balance at 12/31/12	—	$—

Transactions in purchased foreign currency options for Intermediate Bond during the year ended December 31, 2012 were as follows:

	USD Notional	AUD Notional	Cost
Balance at 12/31/11	60,800,000	—	$984,914
Options Purchased	562,400,000	116,600,000	7,388,834
Options Terminated in Closing Sell Transactions	(441,800,000)	(116,600,000)	(7,132,661)
Options Expired	(181,400,000)	—	(1,241,087)
Balance at 12/31/12	—	—	$—

Transactions in purchased options on interest rate swpations for Intermediate Bond during the year ended December 31, 2012 were as follows:

	USD Notional	Cost
Balance at 12/31/11	—	$—
Options Purchased	286,617,000	4,506,360
Options Terminated in Closing Sell Transactions	(234,947,000)	(649,194)
Options Expired	—	—
Balance at 12/31/12	51,670,000	$3,857,166

Transactions in purchased credit default swaptions for Intermediate Bond during the year ended December 31, 2012 were as follows:

	USD Notional	Cost
Balance at 12/31/11	—	$—
Options Purchased	225,565,000	5,737,445
Options Terminated in Closing Sell Transactions	(125,310,000)	(2,352,006)
Options Expired	(100,255,000)	(3,385,439)
Balance at 12/31/12	—	$—

Transactions in written foreign currency options for Intermediate Bond during the year ended December 31, 2012 were as follows:

	USD Notional	AUD Notional	Premiums Received
Balance at 12/31/11	60,800,000	—	$767,322
Options Written	623,400,000	116,600,000	6,651,173
Options Terminated in Closing Purchase Transactions	(502,800,000)	(116,600,000)	(6,841,488)
Options Expired	(181,400,000)	—	(577,007)
Balance at 12/31/12	—	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended December 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/11	—	$—
Options Written	26,245,000	415,722
Options Terminated in Closing Purchase Transactions	(26,245,000)	(415,722)
Options Expired
Balance at 12/31/12	—	$—

Transactions in written credit default swaptions for Intermediate Bond during the year ended December 31, 2012 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/11	—	$—
Options Written	162,910,000	2,312,054
Options Terminated in Closing Purchase Transactions	(162,910,000)	(2,312,054)
Options Expired
Balance at 12/31/12	—	$—

42

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/12	272,783	—	1,396,397	(6,459,373)	(4,790,193)	3,216,222	—	16,407,668	(76,096,062)	(56,472,172)
12/31/11	546,025	—	1,319,197	(7,728,438)	(5,863,216)	6,324,059	—	15,869,939	(88,331,539)	(66,137,541)
Class S
12/31/12	18,248	—	14,110	(114,451)	(82,093)	204,842	—	165,089	(1,360,804)	(990,873)
12/31/11	25,221	—	15,255	(191,435)	(150,959)	285,464	—	182,605	(2,194,446)	(1,726,377)
Science and Technology Opportunities
Class ADV
12/31/12	1,176,358	—	144,138	(528,134)	792,362	6,631,436	—	818,701	(2,835,033)	4,615,104
12/31/11	1,316,041	—	—	(372,475)	943,566	7,779,707	—	—	(2,090,659)	5,689,048
Class I
12/31/12	1,052,934	—	1,172,115	(4,171,532)	(1,946,483)	6,134,184	—	6,833,404	(22,866,139)	(9,898,551)
12/31/11	2,858,998	—	—	(3,409,399)	(550,401)	17,535,837	—	—	(19,895,330)	(2,359,493)
Class S
12/31/12	4,463,748	—	2,353,930	(9,847,014)	(3,029,336)	25,909,585	—	13,511,496	(53,249,998)	(13,828,917)
12/31/11	9,496,260	—	—	(17,018,576)	(7,522,316)	56,948,513	—	—	(96,692,040)	(39,743,527)
Class S2
12/31/12	363,756	—	14,943	(153,628)	225,071	2,014,599	—	85,172	(828,249)	1,271,522
12/31/11	49,472	—	—	(9,182)	40,290	293,131	—	—	(49,334)	243,797
Growth and Income
Class ADV
12/31/12	1,714,025	—	716,044	(8,033,706)	(5,603,637)	40,995,421	—	17,283,832	(190,466,475)	(132,187,222)
12/31/11	794,351	64,132,504	511,015	(8,623,691)	56,814,179	36,311,513	1,425,596,434	10,844,280	(187,470,745)	1,285,281,482
Class I
12/31/12	6,864,378	—	1,388,462	(19,016,964)	(10,764,124)	165,449,511	—	33,833,583	(454,574,220)	(255,291,126)
12/31/11	5,767,812	773,256	1,153,056	(23,631,000)	(15,936,876)	139,395,287	16,686,674	24,699,375	(504,372,088)	(323,590,752)
Class S
12/31/12	182,071	—	505,881	(6,072,084)	(5,384,132)	4,317,479	—	12,215,984	(143,513,545)	(126,980,082)
12/31/11	1,385,742	18,034,409	445,601	(4,780,013)	15,085,739	32,001,238	385,283,101	9,460,294	(104,160,870)	322,583,763
Class S2
12/31/12	22,449	—	480	(2,933)	19,996	524,950	—	11,472	(69,290)	467,132
12/31/11	10,425	865,079	78	(865,574)	10,008	210,662	18,235,615	1,636	(18,446,208)	1,705
Intermediate Bond
Class ADV
12/31/12	1,398,716	—	106,891	(202,187)	1,303,420	17,907,899	—	1,377,112	(2,605,745)	16,679,266
12/31/11	1,080,967	—	57,906	(123,631)	1,015,242	13,597,225	—	712,832	(1,538,641)	12,771,416
Class I
12/31/12	13,571,376	—	3,577,104	(37,098,802)	(19,950,322)	173,524,387	—	46,310,817	(478,030,373)	(258,195,169)
12/31/11	20,950,653	—	4,332,906	(28,925,724)	(3,642,165)	264,969,259	—	53,598,886	(363,384,777)	(44,816,632)
Class S
12/31/12	9,683,970	—	4,066,019	(20,040,810)	(6,290,821)	123,829,509	—	52,405,250	(257,514,263)	(81,279,504)
12/31/11	14,788,208	—	4,299,718	(25,648,135)	(6,560,209)	184,594,230	—	52,930,354	(318,344,281)	(80,819,697)
Class S2
12/31/12	28,406	—	4,049	(14,489)	17,966	362,863	—	52,316	(185,483)	229,696
12/31/11	82,924	—	3,558	(5,865)	80,617	1,056,266	—	43,905	(74,703)	1,025,468
Money Market
Class I
12/31/12	105,147,565	—	344,253	(306,333,946)	(200,842,128)	105,147,563	—	344,254	(306,333,946)	(200,842,129)
12/31/11	396,085,340	—	220,318	(290,073,206)	106,232,452	396,085,339	—	220,320	(290,073,206)	106,232,453
Class S
12/31/12	22,338	—	— *	(202,183)	(179,845)	22,338	—	—	(202,182)	(179,844)
12/31/11	41,988	—	51	(41,169)	870	41,988	—	51	(41,168)	871
Small Company
Class ADV
12/31/12	40,250	—	12,380	(69,181)	(16,551)	743,738	—	231,384	(1,276,143)	(301,021)
12/31/11	249,707	—	1,147	(90,421)	160,433	4,612,067	—	22,163	(1,559,872)	3,074,358
43

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Small Company (continued)
Class I
12/31/12	2,064,007	—	977,784	(6,118,868)	(3,077,077)	39,495,576	—	18,695,232	(117,544,976)	(59,354,168)
12/31/11	4,798,039	—	97,306	(5,236,999)	(341,654)	89,842,612	—	1,919,855	(97,186,660)	(5,424,193)
Class S
12/31/12	547,502	—	221,232	(1,722,312)	(953,578)	10,223,632	—	4,174,648	(32,112,408)	(17,714,128)
12/31/11	1,734,236	—	13,734	(2,330,317)	(582,347)	31,665,738	—	267,549	(41,393,219)	(9,459,932)
Class S2
12/31/12	1,909	—	437	(2,344)	2	35,811	—	8,207	(43,385)	633
12/31/11	13,603	—	36	(5,248)	8,391	252,756	—	696	(91,967)	161,485

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Funds bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. As of December 31, 2012, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
Balanced	$2,115,638	$2,188,940
Science and Technology Opportunities	4,067,380	4,153,870
Growth and Income	3,111,459	3,198,331
Intermediate Bond	8,110,165	8,304,828
Small Company	17,967,458	18,620,550

NOTE 12 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency,

44

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISK (continued)

and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios' investments.

Emerging Markets Investments (Balanced, Intermediate Bond and Science and Technology Opportunities). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2012:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$—	$(2,068,340)	$2,068,340
Science and Technology Opportunities	(1,170,606)	1,244,753	(74,147)
Growth and Income(1)	20,898,143	396,571	(21,294,714)
Intermediate Bond	(2,606,292)	(5,060,811)	7,667,103

(1)  $20,898,143 relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Return of Capital
Balanced	$16,572,758	$—	$16,052,544	$—
Science and Technology Opportunities	202,125	21,046,648	—	—
Growth and Income	63,371,038	—	45,025,872	—
Intermediate Bond	100,165,706	—	107,305,753	—
Money Market	344,254	—	54,893	165,478
Small Company	2,055,092	21,054,379	2,210,263	—

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the "Act") provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed Ordinary	Late Year Ordinary Losses	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Deferred	Capital Gain	(Depreciation)	Amount	Character	Expiration
Balanced	$11,601,797	$—	$—	$23,076,518	$(30,231,106)	Short-term	2016
					(82,316,593)	Short-term	2017
					$(112,547,699)
Science and Technology Opportunities	—	—	15,414,700	12,083,731	$—	—	—
Growth and Income	17,391	—	—	584,438,158	$(7,073,840)	Short-term	2014
					(40,824,489)	Short-term	2015
					(336,540,577)	Short-term	2016
					(229,778,054)	Short-term	2017
					(599,642)	Long-term	None
					$(614,816,602)*

45

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary	Late Year Ordinary Losses	Undistributed Long-term	Unrealized Appreciation/	Capital Loss Carryforwards
	Income	Deferred	Capital Gain	(Depreciation)	Amount	Character	Expiration
Intermediate Bond	—	(11,993,949)	—	89,726,971	$(224,224,927)	Short-term	2017
Money Market	159,096	—	1,315	—	$—	—	—
Small Company	13,614,464	—	40,660,354	53,829,288	$(4,712,329)	Short-term	2015
					(1,570,776)	Short-term	2016
					(520,509)	Short-term	2017
					$(6,803,614)*

*  Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Portfolios' major tax jurisdictions are U.S. federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2012, no provisions for income tax would be required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — REORGANIZATIONS

On December 3, 2011, Growth and Income ("Acquiring Portfolio") acquired all of the net assets of ING Core Growth and Income Portfolio (formerly, ING Janus Contrarian Portfolio) ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on November 4, 2011. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$52,623,883
Net realized and unrealized gain on investments	$(182,344,641)
Net increase in net assets resulting from operations	$(129,720,758)

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the

Acquiring Portfolio's statement of operations since December 3, 2011. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Growth and Income	ING Core Growth and Income Portfolio (Formerly, ING Janus Contrarian Portfolio)	$420,777	$3,459,539	$285,576	$(18,039)	0.5089

The net assets of Growth and Income after the acquisition were $3,880,316,178.

46

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 14 — REORGANIZATIONS (continued)

On January 22, 2011, Growth and Income ("Acquiring Portfolio") acquired all of the net assets of ING American Funds Growth-Income Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on January 11, 2011. The purposes of the transaction were to combine comparable investment objectives, policies, restrictions, management, and portfolio holdings of the Acquiring and Acquired Funds. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2011, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2011, are as follows:

Net investment income	$47,049,002
Net realized and unrealized gain on investments	$(124,724,034)
Net increase in net assets resulting from operations	$(77,675,032)

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since January 22, 2011. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Growth and Income	ING American Funds Growth-Income Portfolio	$1,425,025	$2,796,305	$116,195	$(12,723)	1.4983

The net assets of Growth and Income after the acquisition were $4,221,330,209.

NOTE 15 — RESTRUCTURING PLAN

The Investment Adviser, IIM, the Administrator and the Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. ("ING U.S."). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2012 ING U.S. is a wholly-owned subsidiary of ING Groep N.V. ("ING Groep"), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the "Restructuring Plan") to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced that the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of

2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock, in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is possible that ING Groep's divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The investment advisory agreement for the Portfolios provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

47

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 15 — RESTRUCTURING PLAN (continued)

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management's attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Adviser's loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Portfolios.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

NOTE 16 — SUBSEQUENT EVENTS

It is anticipated that one or more of the transactions contemplated by the Restructuring Plan may be deemed to be a change of control, resulting in the automatic terminations of the existing investment advisory and sub-advisory agreements for the Portfolios. At a meeting held on January 9, 2013, the Board approved new advisory and sub-advisory agreements (if applicable) for the Portfolios that will take effect upon shareholder approval or the close of the IPO, whichever is later. Information regarding the basis for the Board's approval of the investment advisory and investment sub-advisory relationships (if applicable) will be disclosed in the Portfolios' semi-annual shareholder report to be dated June 30, 2013. A proxy statement, including disclosures regarding the Board's considerations, is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the new investment advisory and sub-advisory agreements (if applicable).

At a meeting of the Board on January 9, 2013, the Board nominated 13 individuals (collectively, the "Nominees") for election as Trustees/Directors of the Trust/Company. The Nominees include Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, Joseph E. Obermeyer and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler and Roger B. Vincent, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund complex. These nominations are, in part, the result of an effort on the part of the Board and another board in the ING Fund complex to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. A proxy statement is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

On December 12, 2012, the Board of Directors of Science and Technology Opportunities approved a proposal to reorganize the Portfolio with and into ING MidCap Opportunities Portfolio, which is not included in this report. The proposed reorganization is subject to approval by shareholders of the Portfolio at a shareholder meeting scheduled to be held on or about March 12, 2013. The Portfolio will notify its shareholders if shareholder approval of the proposed reorganization is not obtained. If shareholder approval of the proposed reorganization is obtained, it is expected that the reorganization will take place on or about March 23, 2013.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

48

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 61.9%
		Consumer Discretionary: 7.7%
92,703		Comcast Corp. - Class A	$3,465,238	0.7
86,504	@	Delphi Automotive PLC	3,308,778	0.6
68,458		Foot Locker, Inc.	2,198,871	0.4
82,425		Macy's, Inc.	3,216,224	0.6
39,710	@	Penn National Gaming, Inc.	1,950,158	0.4
34,723		Starbucks Corp.	1,861,847	0.4
884,926		Other Securities (a)	24,326,664	4.6
			40,327,780	7.7
		Consumer Staples: 4.9%
126,121		Coca-Cola Enterprises, Inc.	4,001,819	0.8
30,698		JM Smucker Co.	2,647,395	0.5
41,128		Kraft Foods Group, Inc.	1,870,090	0.3
31,415		Philip Morris International, Inc.	2,627,551	0.5
451,731		Other Securities	14,510,634	2.8
			25,657,489	4.9
		Energy: 6.8%
17,776		EOG Resources, Inc.	2,147,163	0.4
82,963		ExxonMobil Corp.	7,180,448	1.4
75,539		Halliburton Co.	2,620,448	0.5
33,186		Range Resources Corp.	2,085,076	0.4
61,197	@	Rowan Companies PLC	1,913,630	0.3
18,079		Royal Dutch Shell PLC - Class A ADR	1,246,547	0.2
59,894		Royal Dutch Shell PLC - Class A	2,078,942	0.4
1,821,096		Other Securities	16,702,565	3.2
			35,974,819	6.8
		Financials: 12.6%
34,527		Ameriprise Financial, Inc.	2,162,426	0.4
46,743		Citigroup, Inc.	1,849,153	0.4
178,103		Fifth Third Bancorp.	2,705,384	0.5
70,378		JPMorgan Chase & Co.	3,094,521	0.6
25,869		Travelers Cos., Inc.	1,857,912	0.4
66,770		US Bancorp.	2,132,634	0.4
109,184		Wells Fargo & Co.	3,731,909	0.7
85,477		XL Group PLC	2,142,054	0.4
8,961,775		Other Securities (a)	46,502,814	8.8
			66,178,807	12.6
Shares			Value	Percentage of Net Assets
		Health Care: 5.9%
40,225		Abbott Laboratories	$2,634,738	0.5
23,157	@	Gilead Sciences, Inc.	1,700,882	0.3
166,215		Pfizer, Inc.	4,168,672	0.8
21,495	@	Watson Pharmaceuticals, Inc.	1,848,570	0.4
377,973		Other Securities	20,531,597	3.9
			30,884,459	5.9
		Industrials: 6.6%
77,732		Ametek, Inc.	2,920,391	0.6
113,357		General Electric Co.	2,379,363	0.4
27,700		Roper Industries, Inc.	3,087,996	0.6
20,993		Union Pacific Corp.	2,639,240	0.5
520,515		Other Securities	23,720,469	4.5
			34,747,459	6.6
		Information Technology: 9.3%
11,748		Apple, Inc.	6,262,036	1.2
72,256	@	EMC Corp.	1,828,077	0.3
5,691	@	Google, Inc. - Class A	4,037,024	0.8
88,098	@	NetApp, Inc.	2,955,688	0.6
88,209		Oracle Corp.	2,939,124	0.6
2,514		Samsung Electronics Co., Ltd.	3,612,115	0.7
560,000		Taiwan Semiconductor Manufacturing Co., Ltd.	1,873,094	0.3
1,193,095		Other Securities (a)	25,510,887	4.8
			49,018,045	9.3
		Materials: 3.6%
41,443		Eastman Chemical Co.	2,820,196	0.5
50,639		Packaging Corp. of America	1,948,082	0.4
769,917		Other Securities	14,095,165	2.7
			18,863,443	3.6
		Telecommunication Services: 2.4%
62,691		Verizon Communications, Inc.	2,712,639	0.5
2,318,445		Other Securities (a)	10,204,865	1.9
			12,917,504	2.4

See Accompanying Notes to Financial Statements
49

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
		Utilities: 2.1%
615,889		Other Securities	$10,947,200	2.1
		Total Common Stock (Cost $301,405,507)	325,517,005	61.9
EXCHANGE-TRADED FUNDS: 6.2%
192,300		iShares iBoxx $ High Yield Corporate Bond Fund	17,951,205	3.4
328,100		SPDR Barclays Capital High Yield Bond ETF	13,353,670	2.6
15,814		Other Securities	1,151,575	0.2
		Total Exchange- Traded Funds (Cost $31,829,805)	32,456,450	6.2
PREFERRED STOCK: 0.1%
		Financials: 0.1%
6,804	@,P	US Bancorp	191,740	0.0
26,333		Other Securities (a)	700,973	0.1
		Total Preferred Stock (Cost $840,925)	892,713	0.1
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 10.0%
		Consumer Discretionary: 0.7%
111,000	#	ADT Corp., 2.250%, 07/15/17	$110,198	0.0
49,000	#	ADT Corp., 3.500%, 07/15/22	47,699	0.0
89,000	#,L	CC Holdings GS V LLC, 2.381%, 12/15/17	89,506	0.0
338,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	399,694	0.1
305,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	341,600	0.1
2,459,000		Other Securities	2,670,352	0.5
			3,659,049	0.7
		Consumer Staples: 0.4%
70,000	#	JBS USA LLC/ JBS USA Finance, Inc., 8.250%, 02/01/20	74,550	0.0
Principal Amount†				Value	Percentage of Net Assets
	238,000	#	Kraft Foods Group, Inc., 5.000%, 06/04/42	$267,890	0.1
	1,606,000		Other Securities (a)	1,800,404	0.3
				2,142,844	0.4
			Energy: 1.7%
	210,000	#	BG Energy Capital PLC, 2.875%, 10/15/16	221,779	0.0
	90,000	#	Chesapeake Oilfield Operating LLC/ Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	85,275	0.0
	80,000	#	Kinder Morgan Finance Co., LLC, 6.000%, 01/15/18	88,301	0.0
MXN	10,000,000	#	Petroleos Mexicanos, 7.650%, 11/24/21	851,210	0.2
	164,600	#	QGOG Atlantic / Alaskan Rigs Ltd., 5.250%, 07/30/18	174,064	0.0
	250,000	#	Reliance Holdings USA, Inc., 5.400%, 02/14/22	279,844	0.1
	211,000	#	Schlumberger Investment SA, 1.950%, 09/14/16	216,712	0.0
	400,000	#	Zhaikmunai LLP, 7.125%, 11/13/19	420,000	0.1
	7,398,467		Other Securities (a),(b)	6,765,818	1.3
				9,103,003	1.7
			Financials: 4.1%
BRL	568,000	#	Banco Votorantim SA, 6.250%, 05/16/16	321,936	0.1
	97,000	#	Barclays Bank PLC, 6.050%, 12/04/17	107,744	0.0
	150,000	#	BBVA Bancomer SA/Texas, 6.750%, 09/30/22	169,125	0.0
	145,000	#	Charles Schwab Corp./The, 3.225%, 09/01/22	147,288	0.0
	387,000		Citigroup, Inc., 5.000%-5.950%, 09/15/14-12/29/49	398,764	0.1

See Accompanying Notes to Financial Statements
50

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Financials (continued)
	204,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	$277,594	0.1
BRL	6,300,000		Credit Suisse Nota Do Tesouro Nacional, 10.000%, 01/05/17	3,231,386	0.6
	250,000	#	Development Bank of Kazakhstan JSC, 4.125%, 12/10/22	253,125	0.1
	190,000	#	ERAC USA Finance LLC, 3.300%, 10/15/22	192,541	0.0
	100,000		Fifth Third Bancorp., 8.250%, 03/01/38	143,107	0.0
	100,000	#	HBOS PLC, 6.750%, 05/21/18	108,125	0.0
	100,000	#	Hyundai Capital America, 4.000%, 06/08/17	108,002	0.0
	325,000	#	ICICI Bank Ltd./Dubai, 4.700%, 02/21/18	342,046	0.1
	181,000	#	International Lease Finance Corp., 7.125%, 09/01/18	210,865	0.0
	200,000	#	Itau Unibanco Holding SA/ Cayman Island, 5.125%, 05/13/23	205,250	0.0
	540,000		JPMorgan Chase & Co., 2.000%-5.400%, 08/15/17-01/06/42	570,425	0.1
	591,000		Morgan Stanley, 3.800%-7.300%, 01/26/15-07/28/21	648,337	0.1
	200,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	204,269	0.0
	1,850,000		Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.298%, 12/27/17	1,993,375	0.4
	400,000	#	Sberbank of Russia Via SB Capital SA, 5.125%, 10/29/22	409,500	0.1
Principal Amount†			Value	Percentage of Net Assets
107,000	#	Simon Property Group L.P., 1.500%, 02/01/18	$106,484	0.0
200,000	#	Turkiye Is Bankasi, 6.000%, 10/24/22	211,750	0.1
400,000	#	Turkiye Vakiflar Bankasi Tao, 6.000%, 11/01/22	416,000	0.1
254,000		Wells Fargo & Co., 1.500%-3.676%, 06/15/16-01/16/18	264,372	0.1
9,935,400		Other Securities (a)	10,566,709	2.0
			21,608,119	4.1
		Health Care: 0.5%
99,000	#	AbbVie, Inc., 2.900%, 11/06/22	100,914	0.0
164,000	#	Aristotle Holding, Inc., 2.650%, 02/15/17	170,573	0.1
96,000	#	Aristotle Holding, Inc., 3.500%, 11/15/16	102,703	0.0
138,000		Gilead Sciences, Inc., 4.400%, 12/01/21	157,441	0.0
100,000	#	Valeant Pharmaceuticals International, 7.000%, 10/01/20	109,250	0.0
155,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	170,113	0.1
1,869,000		Other Securities	1,694,245	0.3
			2,505,239	0.5
		Industrials: 0.5%
200,000	#	Brunswick Rail Finance Ltd., 6.500%, 11/01/17	209,360	0.0
339,000		General Electric Co., 2.700%-4.125%, 10/09/22-10/09/42	348,006	0.1
450,000	#	Hutchison Whampoa International 12 Ltd., 6.000%, 05/29/49	478,125	0.1
200,000	#	Kazakhstan Temir Zholy Finance BV, 6.950%, 07/10/42	252,000	0.1
100,000	#,L	Odebrecht Finance Ltd., 7.500%, 09/29/49	109,750	0.0
94,000	#	Turlock Corp., 2.750%, 11/02/22	93,798	0.0

See Accompanying Notes to Financial Statements
51

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Industrials (continued)
87,000	#	Turlock Corp., 4.150%, 11/02/42	$88,074	0.0
724,000		Other Securities	799,031	0.2
			2,378,144	0.5
		Information Technology: 0.4%
199,000		Oracle Corp., 2.500%-5.375%, 10/15/22-07/15/40	224,787	0.0
1,964,000		Other Securities (a)	2,049,178	0.4
			2,273,965	0.4
		Materials: 0.4%
340,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	347,241	0.1
80,000	#	Georgia-Pacific LLC, 5.400%, 11/01/20	95,239	0.0
120,000	#	Sealed Air Corp., 8.375%, 09/15/21	137,700	0.0
142,000	#	Xstrata Finance Canada Ltd., 4.000%, 10/25/22	143,662	0.0
137,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	147,264	0.0
184,000	#	Xstrata Finance Canada Ltd., 5.300%, 10/25/42	184,866	0.1
1,115,000		Other Securities	1,152,183	0.2
			2,208,155	0.4
		Telecommunication Services: 0.4%
200,000	#	Colombia Telecomunicaciones SA ESP, 5.375%, 09/27/22	203,750	0.0
400,000	#	Telefonica Chile SA, 3.875%, 10/12/22	400,853	0.1
472,000		Verizon Communications, Inc., 1.950%-2.450%, 03/28/14-11/01/22	479,005	0.1
1,138,000		Other Securities	1,203,994	0.2
			2,287,602	0.4
		Utilities: 0.9%
200,000	#	Abu Dhabi National Energy Co., 5.875%, 12/13/21	239,700	0.1
162,000	#	Allegheny Energy Supply Co., LLC, 5.750%, 10/15/19	177,829	0.0
Principal Amount†			Value	Percentage of Net Assets
200,000	#	China Resources Gas Group Ltd, 4.500%, 04/05/22	$220,163	0.1
121,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	143,725	0.0
206,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	249,332	0.1
200,000	#	Empresa de Energia de Bogota SA, 6.125%, 11/10/21	225,500	0.1
200,000	#	Hrvatska Elektroprivreda, 6.000%, 11/09/17	212,000	0.0
75,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	77,067	0.0
82,530	#	Juniper Generation, LLC, 6.790%, 12/31/14	77,165	0.0
159,000	#	Korea Gas Corp., 6.250%, 01/20/42	213,581	0.0
2,253,000		Other Securities	2,628,339	0.5
			4,464,401	0.9
		Total Corporate Bonds/Notes (Cost $50,994,230)	52,630,521	10.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.1%
448,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	467,141	0.1
110,691	#	Banc of America Large Loan, Inc., 1.609%, 06/15/18	108,882	0.0
118,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.322%, 07/10/43	121,163	0.1
70,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.338%, 07/10/43	71,436	0.0
160,000	#	Bear Stearns Commercial Mortgage Securities, 5.573%, 04/12/38	162,800	0.1
40,000	#	Bear Stearns Commercial Mortgage Securities, 5.640%, 02/14/31	39,896	0.0

See Accompanying Notes to Financial Statements
52

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
22,265	#	Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	$22,271	0.0
996,899	#,^	Citigroup Commercial Mortgage Trust, 2.263%, 09/10/45	134,282	0.0
2,380,000	#,^	Commercial Mortgage Pass Through Certificates, 0.600%, 10/15/45	125,050	0.1
100,559	#	Commercial Mortgage Pass Through Certificates, 0.659%, 12/15/20	99,035	0.0
77,353	#	Commercial Mortgage Pass Through Certificates, 0.709%, 12/15/20	75,871	0.0
69,617	#	Commercial Mortgage Pass Through Certificates, 0.809%, 12/15/20	59,697	0.0
300,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.575%, 04/12/49	311,810	0.1
120,277	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	120,852	0.0
150,000	#	Fosse Master PLC, 1.725%, 10/18/54	153,118	0.0
685,173		Freddie Mac, 5.000%-5.500%, 02/15/35-07/15/37	767,254	0.2
150,000	#	Gracechurch Mortgage Financing PLC, 1.862%, 11/20/56	153,044	0.0
350,000	#	GS Mortgage Securities Corp. II, 3.007%, 12/10/30	358,260	0.1
480,000	#	GS Mortgage Securities Corp. II, 5.309%, 01/10/40	479,878	0.1
200,000	#	Heller Financial Commercial Mortgage Asset, 6.500%, 05/15/31	204,968	0.0
Principal Amount†			Value	Percentage of Net Assets
84,019		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	$71,182	0.0
2,220,000	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.958%, 12/15/47	273,708	0.1
1,000,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.361%, 12/15/47	29,352	0.0
44,270		JP Morgan Chase Commerical Mortgage Securities Corp., 5.247%, 01/12/43	44,543	0.0
173,749		JP Morgan Mortgage Trust, 6.500%, 08/25/36	156,241	0.0
317,761	#	JPMorgan Chase Commerical Mortgage Securities Corp., 6.135%, 07/12/37	318,551	0.1
207,038		JPMorgan Mortgage Trust, 5.279%, 07/25/35	208,229	0.0
148,984		JPMorgan Chase Commerical Mortgage Securities Corp., 5.198%-5.305%, 12/15/44-01/15/49	149,771	0.0
300,000	#	Lanark Master Issuer PLC, 1.711%, 12/22/54	307,536	0.1
9,535,860	#,^	LB-UBS Commercial Mortgage Trust, 0.648%, 11/15/38	187,228	0.1
100,000	#	LB-UBS Commercial Mortgage Trust, 5.226%, 10/15/36	97,275	0.0
190,000	#	LB-UBS Commercial Mortgage Trust, 5.246%, 02/15/40	167,027	0.0
90,000	#	LB-UBS Commercial Mortgage Trust, 5.526%, 10/15/36	68,432	0.0
180,000	#	LB-UBS Commercial Mortgage Trust, 5.980%, 09/15/39	178,046	0.1

See Accompanying Notes to Financial Statements
53

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
180,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	$170,167	0.0
80,000	#	Merrill Lynch Mortgage Investors, Inc., 6.000%, 12/15/30	83,930	0.0
1,233,943	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.937%, 08/15/45	139,706	0.0
1,586,774	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 2.196%, 11/15/45	200,960	0.1
100,000	#	Morgan Stanley Capital I Trust 2007-TOP25, 5.614%, 11/12/49	49,870	0.0
110,000		Morgan Stanley Capital I Trust 2008-TOP29, 6.275%, 01/11/43	131,761	0.0
350,000	#	Morgan Stanley Capital I, 5.418%, 01/13/41	350,295	0.1
250,000	#	Morgan Stanley Capital I, 5.818%, 08/12/41	227,871	0.0
500,000	#	Morgan Stanley Dean Witter Capital I, 6.082%, 03/12/35	499,115	0.1
300,000	#	Morgan Stanley Reremic Trust, 5.843%, 12/17/43	306,985	0.1
710,000		Morgan Stanley Capital I, Inc., 5.395%-5.575%, 06/15/38-04/12/49	748,279	0.1
1,180,841		Morgan Stanley Capital I, 5.073%-5.793%, 06/15/40-04/12/49	1,198,402	0.2
5,236,235	#,^	RBSCF Trust, 0.973%, 04/15/24	93,536	0.0
530,000	#	RBSCF Trust, 5.305%, 01/16/49	544,945	0.1
196,000	#	Silverstone Master Issuer PLC, 1.869%, 01/21/55	201,778	0.0
190,000	#	Springleaf Mortgage Loan Trust, 4.440%, 12/25/59	190,950	0.0
Principal Amount†			Value	Percentage of Net Assets
996,077	#,^	UBS-Barclays Commercial Mortgage Trust, 2.204%, 08/10/49	$139,815	0.0
997,080	#,^	Wells Fargo Commercial Mortgage Trust, 2.163%, 10/15/45	134,417	0.0
1,133,503	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.608%, 06/15/45	122,584	0.0
1,444,307	#,^	Wells Fargo Mortgage Backed Securities Trust, 2.255%, 08/15/45	191,135	0.1
13,661,916		Other Securities (c)	9,596,415	1.8
		Total Collateralized Mortgage Obligations (Cost $20,915,440)	21,616,745	4.1
ASSET-BACKED SECURITIES: 1.1%
		Automobile Asset-Backed Securities: 0.1%
250,000	#	Motor PLC, 1.286%, 02/25/20	250,958	0.1
100,000	#	SMART Trust, 1.590%, 10/14/16	101,759	0.0
			352,717	0.1
		Credit Card Asset-Backed Securities: 0.1%
300,000	#	Gracechurch Card Funding PLC, 0.909%, 02/15/17	302,895	0.0
340,000	#	Penarth Master Issuer PLC, 0.779%, 03/18/14	341,775	0.1
			644,670	0.1
		Home Equity Asset-Backed Securities: 0.1%
704,096		Other Securities	328,310	0.1
		Other Asset-Backed Securities: 0.8%
25,867	#	ARES CLO Funds, 0.548%, 09/18/17	25,748	0.0
300,000	#	ARES CLO Funds, 2.962%, 02/26/16	294,222	0.1
152,322	#	Atrium CDO Corp., 0.642%, 10/27/16	150,858	0.0
150,063	#	Black Diamond CLO Ltd., 0.579%, 06/20/17	147,928	0.0
100,000	#	Castle Garden Funding, 6.560%, 10/27/20	105,951	0.0

See Accompanying Notes to Financial Statements
54

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†				Value	Percentage of Net Assets
			Other Asset-Backed Securities (continued)
	317,002	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	$321,302	0.1
	241,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	240,649	0.0
	500,000	#	Dryden Leveraged Loan CDO 2002-II, 2.608%, 09/17/16	500,041	0.1
	25,816	#	First CLO Ltd., 0.620%, 12/14/16	25,786	0.0
	300,000	#	First CLO Ltd., 1.310%, 12/14/16	296,923	0.1
	250,000	#	Grayston CLO Ltd., 1.610%, 08/15/16	249,459	0.1
	27,603	#	Gulf Stream Compass CLO Ltd., 0.700%, 07/15/16	27,598	0.0
	250,000	#	Hewett's Island CDO Ltd., 1.508%, 12/15/16	240,252	0.1
	42,738	#	Katonah Ltd., 0.629%, 09/20/16	42,641	0.0
	21,067	#	Landmark CDO Ltd., 1.190%, 01/15/16	21,063	0.0
	216,795	#	Lightpoint CLO Ltd., 0.568%, 09/15/17	213,139	0.0
	179,751	#	Stanfield Modena CLO Ltd., 1.560%, 09/22/16	179,798	0.0
	125,224	#	Wind River CLO Ltd., 0.639%, 12/19/16	123,720	0.0
	2,005,348		Other Securities	1,046,820	0.2
				4,253,898	0.8
			Total Asset-Backed Securities (Cost $5,481,116)	5,579,595	1.1
FOREIGN GOVERNMENT BONDS: 4.0%
EUR	360,000	#	Austria Government Bond, 3.200%, 02/20/17	528,462	0.1
BRL	11,790,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	6,042,100	1.2
Principal Amount†				Value	Percentage of Net Assets
	626,000		Brazilian Government International Bond, 2.625%, 01/05/23	$630,069	0.1
DOP	10,300,000	#	Dominican Republic International Bond, 14.000%, 10/18/19	258,189	0.1
	57,000	#	El Salvador Government International Bond, 5.875%, 01/30/25	57,912	0.0
	228,000	#	Lithuania Government International Bond, 5.125%, 09/14/17	257,925	0.0
EUR	640,000	#	Netherlands Government Bond, 4.500%, 07/15/17	998,761	0.2
	200,000	#	Republic of Latvia, 2.750%, 01/12/20	198,800	0.0
RUB	25,398,000		Russian Federal Bond - OFZ, 8.150%, 02/03/27	921,085	0.2
	79,050		Russian Foreign Bond - Eurobond, 7.500%, 03/31/30	101,690	0.0
EUR	128,769,682		Other Securities (b)	10,860,305	2.1
			Total Foreign Government Bonds (Cost $20,110,350)	20,855,298	4.0
U.S. GOVERNMENT AGENCY OBLIGATIONS: 6.8%
			Federal Home Loan Mortgage Corporation: 2.8%##
	2,012,000	W	3.500%, due 07/15/41	2,140,108	0.4
	11,732,996	^,Z	1.000%-6.500%, due 08/15/16- 01/15/42	12,615,599	2.4
				14,755,707	2.8
			Federal National Mortgage Association: 3.3%##
	4,541,000	W	3.000%, due 11/25/42	4,738,959	0.9
	12,101,270	W	0.710%-7.500%, due 06/01/16- 08/01/42	13,003,888	2.4
				17,742,847	3.3

See Accompanying Notes to Financial Statements
55

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Government National Mortgage Association: 0.7%
3,273,622	W	1.625%-7.000%, due 04/20/28- 10/20/60	$3,562,103	0.7
		Total U.S. Government Agency Obligations (Cost $35,365,002)	36,060,657	6.8
U.S. TREASURY OBLIGATIONS: 2.3%
		U.S. Treasury Bonds: 1.4%
3,703,000		1.625%, due 11/15/22	3,658,449	0.7
4,061,000		2.750%, due 08/15/42	3,907,446	0.7
			7,565,895	1.4
		U.S. Treasury Notes: 0.9%
4,630,200		0.250%-1.125%, due 11/30/14- 12/31/19	4,618,658	0.9
		Total U.S. Treasury Obligations (Cost $12,299,839)	12,184,553	2.3
# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.1%
		Interest Rate Swaptions: 0.1%
616,000	@	Call Swaption, Receive a floating rate based on 3-month-USD- LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	$33,118	0.0
1,791,000	@	Call Swaption, Receive a floating rate based on 3-month-USD- LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	96,290	0.0
# of Contracts			Value	Percentage of Net Assets
1,791,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month-USD- LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	$112,315	0.1
616,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month-USD- LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	38,629	0.0
			280,352	0.1
		Options on Currencies: 0.0%
2,800,000	@	EUR Put vs. USD Call Currency Option, Strike @ 1.275, Exp. 01/04/13 Counterparty: Barclays Bank PLC	14	0.0
1,100,000	@	USD Put vs. MYR Call Currency Option, Strike @ 3.000, Exp. 01/16/13 Counterparty: Deutsche Bank AG	187	0.0
			201	0.0
		Total Purchased Options (Cost $430,693)	280,553	0.1
		Total Long-Term Investments (Cost $479,672,907)	508,074,090	96.6

See Accompanying Notes to Financial Statements
56

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.1%
	Securities Lending Collateralcc(1): 0.4%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16- 12/20/42)	$1,000,000	0.2
165,463	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $165,465, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $168,773, due 10/31/17- 08/15/22)	165,463	0.0
23,477	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $23,477, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $23,947, due 08/09/13- 04/18/36)	23,477	0.0
Principal Amount†				Value	Percentage of Net Assets
	1,000,000		Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,000,035, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,020,000, due 10/01/32- 01/01/43)	$1,000,000	0.2
				2,188,940	0.4
			Foreign Government Bonds: 0.6%
MYR	780,000	Z	Bank Negara Malaysia Monetary Notes, 2.940%, 04/23/13	252,733	0.1
MXN	4,920,200	Z	Mexico Cetes, 4.260%, 03/21/13	377,064	0.0
MXN	12,300,000	Z	Mexico Cetes, 4.380%, 05/30/13	934,497	0.2
MXN	20,182,000	Z	Mexico Cetes, 4.450%, 09/19/13	1,512,335	0.3
NGN	2,700,000		Nigeria Government Bond, 12.200%, 10/10/13	15,778	0.0
				3,092,407	0.6
Shares				Value	Percentage of Net Assets
			Mutual Funds: 3.1%
	16,272,596		BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $16,272,596)	$16,272,596	3.1
			Total Short-Term Investments (Cost $21,561,794)	21,553,943	4.1
			Total Investments in Securities (Cost $501,234,701)	$529,628,033	100.7
			Liabilities in Excess of Other Assets	(3,811,529)	(0.7)
			Net Assets	$525,816,504	100.0

See Accompanying Notes to Financial Statements
57

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@  Non-income producing security

ADR  American Depositary Receipt

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

L  Loaned security, a portion or all of the security is on loan at December 31, 2012.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

Z  Indicates Zero Coupon Bond; rate shown reflects current effective yield.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

(b)  The grouping contains securities in default.

(c)  The grouping contains Interest only securities.

BRL  Brazilian Real

DOP  Dominican Peso

EUR  EU Euro

GBP  British Pound

MXN  Mexican Peso

MYR  Malaysian Ringgit

NGN  Nigerian Naira

RUB  Russian Ruble

THB  Thai Baht

ZAR  South African Rand

Cost for federal income tax purposes is $505,186,997.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$34,954,183
Gross Unrealized Depreciation	(10,513,147)
Net Unrealized Appreciation	$24,441,036

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$33,337,460	$6,990,320	$—	$40,327,780
Consumer Staples	20,923,586	4,733,903	—	25,657,489
Energy	27,478,034	8,496,785	—	35,974,819
Financials	43,200,471	22,978,336	—	66,178,807
Health Care	24,992,008	5,892,451	—	30,884,459
Industrials	28,414,643	6,332,816	—	34,747,459
Information Technology	36,859,477	12,158,568	—	49,018,045
Materials	11,535,718	7,327,725	—	18,863,443
Telecommunication Services	6,323,341	6,594,163	—	12,917,504
Utilities	8,443,437	2,503,763	—	10,947,200
Total Common Stock	241,508,175	84,008,830	—	325,517,005
Exchange-Traded Funds	32,456,450	—	—	32,456,450
Preferred Stock	594,390	298,323	—	892,713
Purchased Options	—	280,553	—	280,553
Corporate Bonds/Notes	—	49,399,135	3,231,386	52,630,521
Collateralized Mortgage Obligations	—	21,067,535	549,210	21,616,745
Short-Term Investments	16,272,596	5,281,347	—	21,553,943
U.S. Treasury Obligations	—	12,184,553	—	12,184,553
Foreign Government Bonds	—	20,855,298	—	20,855,298
Asset-Backed Securities	—	5,579,595	—	5,579,595
U.S. Government Agency Obligations	—	36,060,657	—	36,060,657
Total Investments, at fair value	$290,831,611	$235,015,826	$3,780,596	$529,628,033
See Accompanying Notes to Financial Statements
58

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Other Financial Instruments+
Swaps	$—	$108,648	$—	$108,648
Futures	303,284	—	—	303,284
Written Options	—	—	—	—
Forward Foreign Currency Contracts	—	969,254	—	969,254
Total Assets	$291,134,895	$236,093,728	$3,780,596	$531,009,219
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(1,810,911)	$—	$(1,810,911)
Futures	(41,751)	—	—	(41,751)
Written Options	—	(82)	—	(82)
Forward Foreign Currency Contracts	—	(1,053,422)	—	(1,053,422)
Total Liabilities	$(41,751)	$(2,864,415)	$—	$(2,906,166)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Balanced Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	New Zealand Dollar	902,444	Buy	01/11/13	$739,000	$745,380	$6,380
Barclays Bank PLC	British Pound	151,585	Buy	01/11/13	245,000	246,236	1,236
Barclays Bank PLC	Indonesian Rupiah	1,918,780,000	Buy	01/11/13	197,000	198,897	1,897
Barclays Bank PLC	Indonesian Rupiah	9,077,680,000	Buy	01/11/13	932,000	940,974	8,974
Barclays Bank PLC	Hungarian Forint	79,290,120	Buy	01/11/13	364,000	358,839	(5,161)
Barclays Bank PLC	Hungarian Forint	64,913,340	Buy	01/11/13	298,000	293,775	(4,225)
Barclays Bank PLC	British Pound	99,959	Buy	01/11/13	161,000	162,374	1,374
Barclays Bank PLC	Norwegian Krone	607,623	Buy	01/11/13	107,000	109,295	2,295
Barclays Bank PLC	Hungarian Forint	27,150,972	Buy	01/11/13	121,000	122,876	1,876
Barclays Bank PLC	Mexican Peso	2,407,732	Buy	03/08/13	184,000	185,174	1,174
Barclays Bank PLC	British Pound	324,994	Buy	01/11/13	524,000	527,926	3,926
Barclays Bank PLC	Polish Zloty	630,890	Buy	03/08/13	204,000	202,506	(1,494)
Barclays Bank PLC	Thai Baht	4,176,152	Buy	03/08/13	136,000	136,023	23
Barclays Bank PLC	South African Rand	1,535,050	Buy	03/08/13	179,000	179,482	482
Barclays Bank PLC	Polish Zloty	921,595	Buy	03/08/13	298,000	295,817	(2,183)
Barclays Bank PLC	Thai Baht	24,412,065	Buy	03/08/13	795,000	795,131	131
Barclays Bank PLC	South African Rand	1,818,048	Buy	03/08/13	212,000	212,571	571
Barclays Bank PLC	Canadian Dollar	501,983	Buy	03/08/13	509,000	503,979	(5,021)
Barclays Bank PLC	Canadian Dollar	414,960	Buy	03/08/13	420,000	416,611	(3,389)
Barclays Bank PLC	EU Euro	202,781	Buy	03/08/13	264,000	267,811	3,811
Barclays Bank PLC	EU Euro	853,379	Buy	03/08/13	1,104,174	1,127,048	22,874
Barclays Bank PLC	EU Euro	106,004	Buy	03/08/13	137,158	139,999	2,841
Barclays Bank PLC	EU Euro	1,230,324	Buy	03/08/13	1,595,808	1,624,875	29,067
Barclays Bank PLC	British Pound	266,334	Buy	01/11/13	427,000	432,637	5,637
Barclays Bank PLC	Swiss Franc	178,695	Buy	01/11/13	190,230	195,403	5,173
Barclays Bank PLC	Singapore Dollar	350,279	Buy	01/11/13	283,948	286,744	2,796
Citigroup, Inc.	Norwegian Krone	1,172,949	Buy	01/11/13	211,000	210,982	(18)
Citigroup, Inc.	Norwegian Krone	1,522,009	Buy	01/11/13	268,000	273,768	5,768
Citigroup, Inc.	British Pound	77,414	Buy	01/11/13	124,128	125,753	1,625
Citigroup, Inc.	British Pound	223,268	Buy	01/11/13	358,000	362,679	4,679
Citigroup, Inc.	Norwegian Krone	1,130,806	Buy	01/11/13	199,000	203,401	4,401
Citigroup, Inc.	Norwegian Krone	628,907	Buy	01/11/13	111,000	113,123	2,123
Citigroup, Inc.	New Zealand Dollar	233,023	Buy	01/11/13	192,000	192,467	467
Citigroup, Inc.	New Zealand Dollar	228,505	Buy	01/11/13	188,000	188,735	735
Citigroup, Inc.	Hungarian Forint	145,927,460	Buy	01/11/13	670,870	660,415	(10,455)
Citigroup, Inc.	Norwegian Krone	620,638	Buy	01/11/13	110,000	111,636	1,636

See Accompanying Notes to Financial Statements
59

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	British Pound	471,403	Buy	01/11/13	$756,000	$765,754	$9,754
Citigroup, Inc.	Norwegian Krone	1,973,040	Buy	01/11/13	347,000	354,896	7,896
Citigroup, Inc.	EU Euro	150,297	Buy	01/11/13	195,000	198,399	3,399
Citigroup, Inc.	EU Euro	167,289	Buy	03/08/13	221,000	220,936	(64)
Citigroup, Inc.	Colombian Peso	441,999,900	Buy	03/08/13	249,000	248,706	(294)
Citigroup, Inc.	Colombian Peso	931,927,500	Buy	03/08/13	525,000	524,381	(619)
Citigroup, Inc.	EU Euro	172,377	Buy	03/08/13	228,000	227,657	(343)
Citigroup, Inc.	Indian Rupee	14,504,266	Buy	03/08/13	261,000	261,509	509
Citigroup, Inc.	Norwegian Krone	2,001,730	Buy	01/11/13	346,000	360,057	14,057
Citigroup, Inc.	Indian Rupee	27,838,400	Buy	03/08/13	507,907	501,920	(5,987)
Citigroup, Inc.	Indian Rupee	80,837,721	Buy	03/08/13	1,474,872	1,457,486	(17,386)
Citigroup, Inc.	Norwegian Krone	1,012,430	Buy	01/11/13	178,000	182,109	4,109
Citigroup, Inc.	British Pound	222,145	Buy	01/11/13	357,000	360,856	3,856
Citigroup, Inc.	British Pound	345,527	Buy	01/11/13	553,000	561,279	8,279
Citigroup, Inc.	Hungarian Forint	41,280,001	Buy	01/11/13	186,036	186,818	782
Citigroup, Inc.	Mexican Peso	9,256,787	Buy	03/08/13	710,129	711,920	1,791
Citigroup, Inc.	Mexican Peso	4,817,085	Buy	03/08/13	369,540	370,472	932
Citigroup, Inc.	Hungarian Forint	269,097,581	Buy	01/11/13	1,226,784	1,217,840	(8,944)
Citigroup, Inc.	Canadian Dollar	1,120,301	Buy	03/08/13	1,124,507	1,124,756	249
Citigroup, Inc.	EU Euro	3,621,258	Buy	03/08/13	4,701,672	4,782,556	80,884
Citigroup, Inc.	Israeli New Shekel	576,547	Buy	03/08/13	144,852	154,025	9,173
Credit Suisse Group AG	Swiss Franc	421,579	Buy	01/11/13	462,000	460,997	(1,003)
Credit Suisse Group AG	Norwegian Krone	3,095,261	Buy	01/11/13	551,000	556,754	5,754
Credit Suisse Group AG	Norwegian Krone	3,142,289	Buy	01/11/13	556,000	565,213	9,213
Credit Suisse Group AG	Philippine Peso	25,401,268	Buy	01/11/13	623,000	618,781	(4,219)
Credit Suisse Group AG	Norwegian Krone	1,254,081	Buy	01/11/13	218,000	225,575	7,575
Credit Suisse Group AG	Swedish Krona	1,947,534	Buy	01/11/13	288,000	299,416	11,416
Credit Suisse Group AG	Norwegian Krone	529,093	Buy	01/11/13	92,000	95,169	3,169
Credit Suisse Group AG	Swedish Krona	1,680,482	Buy	01/11/13	252,000	258,359	6,359
Credit Suisse Group AG	Norwegian Krone	4,601,893	Buy	01/11/13	811,000	827,756	16,756
Credit Suisse Group AG	Norwegian Krone	2,040,225	Buy	01/11/13	356,000	366,981	10,981
Credit Suisse Group AG	Norwegian Krone	1,002,620	Buy	01/11/13	175,000	180,344	5,344
Credit Suisse Group AG	Canadian Dollar	245,393	Buy	03/08/13	247,000	246,369	(631)
Credit Suisse Group AG	South Korean Won	44,642,850	Buy	03/08/13	41,000	41,540	540
Credit Suisse Group AG	Norwegian Krone	2,969,258	Buy	01/11/13	519,000	534,089	15,089
Credit Suisse Group AG	Canadian Dollar	365,602	Buy	03/08/13	368,000	367,056	(944)
Credit Suisse Group AG	Mexican Peso	2,891,837	Buy	03/08/13	222,000	222,405	405
Credit Suisse Group AG	Colombian Peso	912,671,000	Buy	03/08/13	499,000	513,545	14,545
Credit Suisse Group AG	South Korean Won	22,846,950	Buy	03/08/13	21,000	21,259	259
Credit Suisse Group AG	British Pound	161,060	Buy	01/11/13	260,000	261,629	1,629
Credit Suisse Group AG	Canadian Dollar	1,829,343	Buy	03/08/13	1,836,432	1,836,618	186
Credit Suisse Group AG	Japanese Yen	513,256,003	Buy	03/08/13	6,255,009	5,927,378	(327,631)
Credit Suisse Group AG	British Pound	392,966	Buy	01/11/13	638,000	638,340	340
Credit Suisse Group AG	Norwegian Krone	1,278,259	Buy	01/11/13	223,000	229,924	6,924
Credit Suisse Group AG	Danish Krone	849,772	Buy	01/11/13	146,714	150,359	3,645
Credit Suisse Group AG	British Pound	203,799	Buy	01/11/13	329,313	331,054	1,741
Credit Suisse Group AG	Norwegian Krone	9,248,229	Buy	01/11/13	1,596,721	1,663,506	66,785
Credit Suisse Group AG	New Zealand Dollar	1,286,975	Buy	01/11/13	1,048,561	1,062,986	14,425
Credit Suisse Group AG	Swedish Krona	5,859,639	Buy	01/11/13	882,265	900,865	18,600
Credit Suisse Group AG	Turkish Lira	792,771	Buy	03/08/13	434,364	440,619	6,255
Deutsche Bank AG	South African Rand	4,273,201	Buy	03/08/13	496,822	499,635	2,813
Deutsche Bank AG	Russian Ruble	4,322,500	Buy	01/11/13	140,000	141,270	1,270
Deutsche Bank AG	Russian Ruble	2,161,250	Buy	01/11/13	70,000	70,635	635
Deutsche Bank AG	British Pound	91,393	Buy	01/11/13	148,000	148,461	461
Deutsche Bank AG	Norwegian Krone	2,945,682	Buy	01/11/13	526,000	529,849	3,849
Deutsche Bank AG	British Pound	273,452	Buy	01/11/13	442,000	444,200	2,200
Deutsche Bank AG	British Pound	170,519	Buy	01/11/13	273,000	276,993	3,993
Deutsche Bank AG	New Zealand Dollar	395,948	Buy	01/11/13	323,000	327,036	4,036
Deutsche Bank AG	New Zealand Dollar	224,397	Buy	01/11/13	181,000	185,343	4,343
Deutsche Bank AG	New Zealand Dollar	312,548	Buy	01/11/13	252,000	258,152	6,152
Deutsche Bank AG	Russian Ruble	39,996,133	Buy	01/11/13	1,249,586	1,307,173	57,587
Deutsche Bank AG	Mexican Peso	2,563,196	Buy	03/08/13	197,875	197,130	(745)
Deutsche Bank AG	Australian Dollar	189,290	Buy	03/08/13	196,000	195,641	(359)
Deutsche Bank AG	EU Euro	1,412,470	Buy	03/08/13	1,861,000	1,865,433	4,433
Deutsche Bank AG	Mexican Peso	9,193,425	Buy	03/08/13	709,719	707,046	(2,673)
Deutsche Bank AG	Hong Kong Sar Dollar	2,030,107	Buy	03/08/13	262,000	261,978	(22)
Deutsche Bank AG	Taiwan New Dollar	3,317,750	Buy	03/08/13	115,000	114,280	(720)
Deutsche Bank AG	Indian Rupee	14,792,260	Buy	03/08/13	266,000	266,701	701
Deutsche Bank AG	Mexican Peso	4,839,177	Buy	03/08/13	375,000	372,171	(2,829)
Deutsche Bank AG	Mexican Peso	1,322	Buy	03/08/13	102	102	0

See Accompanying Notes to Financial Statements
60

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	South African Rand	1,646,577	Buy	03/08/13	$187,727	$192,522	$4,795
Deutsche Bank AG	Polish Zloty	114,906	Buy	03/08/13	35,706	36,883	1,177
Deutsche Bank AG	South African Rand	1,048,953	Buy	03/08/13	119,592	122,647	3,055
Deutsche Bank AG	Japanese Yen	9,052,637	Buy	03/08/13	110,000	104,545	(5,455)
Deutsche Bank AG	Mexican Peso	3,600,111	Buy	03/08/13	277,000	276,877	(123)
Deutsche Bank AG	Mexican Peso	2,126,636	Buy	03/08/13	163,000	163,555	555
Deutsche Bank AG	Turkish Lira	1,271,776	Buy	03/08/13	704,000	706,849	2,849
Deutsche Bank AG	Argentine Peso	2,325,960	Buy	01/11/13	468,000	470,304	2,304
Deutsche Bank AG	EU Euro	729,770	Buy	03/08/13	944,252	963,799	19,547
Deutsche Bank AG	Chilean Peso	129,571,533	Buy	01/11/13	273,466	270,330	(3,136)
Deutsche Bank AG	Colombian Peso	254,372,455	Buy	03/08/13	137,886	143,131	5,245
Deutsche Bank AG	South Korean Won	1,737,339,045	Buy	03/08/13	1,584,339	1,616,578	32,239
Deutsche Bank AG	Peruvian Nuevo Sol	1,922,465	Buy	03/08/13	735,449	750,618	15,169
Deutsche Bank AG	Polish Zloty	4,959,830	Buy	03/08/13	1,500,296	1,592,026	91,730
Deutsche Bank AG	Taiwan New Dollar	1,226,729	Buy	03/08/13	42,214	42,255	41
Deutsche Bank AG	Chinese Yuan	1,586,844	Buy	08/09/13	252,000	251,306	(694)
Deutsche Bank AG	Chinese Yuan	3,268,143	Buy	08/09/13	519,000	517,571	(1,429)
HSBC	Swiss Franc	194,404	Buy	01/11/13	212,000	212,581	581
HSBC	Brazilian Real	1,065,179	Buy	01/11/13	516,000	519,650	3,650
HSBC	Brazilian Real	1,112,658	Buy	01/11/13	539,000	542,813	3,813
HSBC	Brazilian Real	1,539,099	Buy	01/11/13	751,000	750,854	(146)
HSBC	South Korean Won	283,251,000	Buy	03/08/13	263,000	263,563	563
HSBC	South Korean Won	271,328,400	Buy	03/08/13	252,000	252,469	469
HSBC	Malaysian Ringgit	1,382,766	Buy	03/08/13	451,000	450,158	(842)
HSBC	South Korean Won	180,885,600	Buy	03/08/13	168,000	168,312	312
HSBC	Thai Baht	9,716,960	Buy	03/08/13	314,628	316,494	1,866
HSBC	Malaysian Ringgit	3,623,443	Buy	03/08/13	1,174,193	1,179,609	5,416
JPMorgan Chase & Co.	British Pound	285,357	Buy	01/11/13	461,000	463,538	2,538
JPMorgan Chase & Co.	British Pound	39,883	Buy	01/11/13	64,000	64,787	787
JPMorgan Chase & Co.	New Zealand Dollar	239,913	Buy	01/11/13	194,000	198,157	4,157
JPMorgan Chase & Co.	British Pound	417,457	Buy	01/11/13	668,000	678,123	10,123
JPMorgan Chase & Co.	Mexican Peso	9,781,143	Buy	03/08/13	747,000	752,247	5,247
JPMorgan Chase & Co.	Turkish Lira	359,420	Buy	03/08/13	200,000	199,765	(235)
JPMorgan Chase & Co.	Turkish Lira	950,666	Buy	03/08/13	529,000	528,377	(623)
JPMorgan Chase & Co.	Mexican Peso	182,084	Buy	03/08/13	14,221	14,004	(217)
JPMorgan Chase & Co.	Canadian Dollar	474,748	Buy	03/08/13	481,000	476,636	(4,364)
JPMorgan Chase & Co.	Czech Koruna	9,799,811	Buy	03/08/13	515,000	515,869	869
JPMorgan Chase & Co.	Mexican Peso	49,930	Buy	03/08/13	3,899	3,840	(59)
JPMorgan Chase & Co.	Australian Dollar	219,438	Buy	03/08/13	230,000	226,800	(3,200)
JPMorgan Chase & Co.	Mexican Peso	4,806,946	Buy	03/08/13	371,000	369,692	(1,308)
UBS Warburg LLC	Norwegian Krone	2,952,719	Buy	01/11/13	524,000	531,114	7,114
UBS Warburg LLC	British Pound	309,287	Buy	01/11/13	496,000	502,410	6,410
UBS Warburg LLC	New Zealand Dollar	348,342	Buy	01/11/13	287,000	287,715	715
UBS Warburg LLC	Norwegian Krone	1,313,712	Buy	01/11/13	227,000	236,301	9,301
UBS Warburg LLC	Australian Dollar	214,720	Buy	03/08/13	224,000	221,924	(2,076)
UBS Warburg LLC	Australian Dollar	472,035	Buy	03/08/13	494,000	487,873	(6,127)
UBS Warburg LLC	Japanese Yen	20,277,595	Buy	03/08/13	241,000	234,177	(6,823)
UBS Warburg LLC	EU Euro	160,332	Buy	03/08/13	210,000	211,749	1,749
UBS Warburg LLC	Australian Dollar	158,596	Buy	03/08/13	165,000	163,917	(1,083)
UBS Warburg LLC	British Pound	93,185	Buy	01/11/13	149,000	151,371	2,371
UBS Warburg LLC	EU Euro	512,821	Buy	03/08/13	670,000	677,276	7,276
UBS Warburg LLC	South African Rand	636,390	Buy	03/08/13	71,000	74,409	3,409
UBS Warburg LLC	Canadian Dollar	387,843	Buy	03/08/13	390,000	389,385	(615)
UBS Warburg LLC	British Pound	74,157	Buy	01/11/13	120,000	120,462	462
							$402,040
Barclays Bank PLC	Russian Ruble	8,454,814	Sell	01/11/13	278,000	276,324	1,676
Barclays Bank PLC	British Pound	36,314	Sell	01/11/13	59,000	58,989	11
Barclays Bank PLC	British Pound	238,474	Sell	01/11/13	382,000	387,382	(5,382)
Barclays Bank PLC	British Pound	89,458	Sell	01/11/13	142,000	145,316	(3,316)
Barclays Bank PLC	British Pound	26,104	Sell	01/11/13	41,534	42,403	(869)
Barclays Bank PLC	British Pound	181,824	Sell	01/11/13	289,000	295,358	(6,358)
Barclays Bank PLC	British Pound	304,894	Sell	01/11/13	487,000	495,275	(8,275)
Barclays Bank PLC	British Pound	11,905	Sell	01/11/13	19,000	19,338	(338)
Barclays Bank PLC	Canadian Dollar	332,114	Sell	03/08/13	333,000	333,435	(435)
Barclays Bank PLC	South African Rand	4,767,728	Sell	03/08/13	555,000	557,456	(2,456)
Barclays Bank PLC	British Pound	158,840	Sell	01/11/13	256,000	258,022	(2,022)
Barclays Bank PLC	Colombian Peso	315,875,000	Sell	03/08/13	175,000	177,738	(2,738)
Barclays Bank PLC	Colombian Peso	111,910,000	Sell	03/08/13	62,000	62,970	(970)

See Accompanying Notes to Financial Statements
61

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	EU Euro	30,221	Sell	03/08/13	$40,000	$39,912	$88
Barclays Bank PLC	EU Euro	217,588	Sell	03/08/13	288,000	287,367	633
Barclays Bank PLC	British Pound	244,300	Sell	01/11/13	391,000	396,846	(5,846)
Barclays Bank PLC	Australian Dollar	501,635	Sell	03/08/13	524,000	518,465	5,535
Barclays Bank PLC	EU Euro	156,318	Sell	03/08/13	205,000	206,448	(1,448)
Barclays Bank PLC	Polish Zloty	556,662	Sell	03/08/13	175,000	178,679	(3,679)
Barclays Bank PLC	British Pound	65,954	Sell	01/11/13	106,000	107,137	(1,137)
Barclays Bank PLC	Australian Dollar	227,944	Sell	03/08/13	236,314	235,592	722
Barclays Bank PLC	Mexican Peso	13,651,051	Sell	03/08/13	1,041,707	1,049,873	(8,166)
Barclays Bank PLC	Mexican Peso	9,474,589	Sell	03/08/13	723,003	728,671	(5,668)
Barclays Bank PLC	Hungarian Forint	129,862,274	Sell	01/11/13	576,112	587,710	(11,598)
Barclays Bank PLC	South African Rand	7,642,079	Sell	03/08/13	848,130	893,533	(45,403)
Barclays Bank PLC	South African Rand	7,347,690	Sell	03/08/13	815,459	859,113	(43,654)
Citigroup, Inc.	Norwegian Krone	6,609,680	Sell	01/11/13	1,184,000	1,188,903	(4,903)
Citigroup, Inc.	Brazilian Real	1,094,316	Sell	01/11/13	527,000	533,865	(6,865)
Citigroup, Inc.	British Pound	236,602	Sell	01/11/13	381,000	384,340	(3,340)
Citigroup, Inc.	Hungarian Forint	100,629,624	Sell	01/11/13	463,000	455,414	7,586
Citigroup, Inc.	Hungarian Forint	42,630,023	Sell	01/11/13	195,000	192,928	2,072
Citigroup, Inc.	New Zealand Dollar	459,100	Sell	01/11/13	377,000	379,197	(2,197)
Citigroup, Inc.	Malaysian Ringgit	766,621	Sell	03/08/13	249,000	249,573	(573)
Citigroup, Inc.	Colombian Peso	838,950,000	Sell	03/08/13	470,000	472,064	(2,064)
Citigroup, Inc.	Thai Baht	11,019,956	Sell	03/08/13	358,000	358,934	(934)
Citigroup, Inc.	Turkish Lira	937,574	Sell	03/08/13	519,000	521,100	(2,100)
Citigroup, Inc.	British Pound	203,384	Sell	01/11/13	326,000	330,381	(4,381)
Citigroup, Inc.	Swedish Krona	893,293	Sell	01/11/13	134,000	137,336	(3,336)
Citigroup, Inc.	British Pound	104,167	Sell	01/11/13	166,000	169,210	(3,210)
Citigroup, Inc.	New Zealand Dollar	70,085	Sell	01/11/13	57,000	57,887	(887)
Citigroup, Inc.	EU Euro	815,240	Sell	03/08/13	1,058,469	1,076,678	(18,209)
Citigroup, Inc.	Australian Dollar	64,568	Sell	03/08/13	66,929	66,734	195
Citigroup, Inc.	Israeli New Shekel	270,316	Sell	03/08/13	69,768	72,215	(2,447)
Credit Suisse Group AG	Norwegian Krone	3,081,894	Sell	01/11/13	550,000	554,349	(4,349)
Credit Suisse Group AG	Swedish Krona	2,331,866	Sell	01/11/13	353,000	358,503	(5,503)
Credit Suisse Group AG	Norwegian Krone	3,123,483	Sell	01/11/13	556,000	561,830	(5,830)
Credit Suisse Group AG	British Pound	220,489	Sell	01/11/13	353,000	358,165	(5,165)
Credit Suisse Group AG	Norwegian Krone	1,459,744	Sell	01/11/13	254,000	262,568	(8,568)
Credit Suisse Group AG	Swedish Krona	1,670,630	Sell	01/11/13	249,000	256,844	(7,844)
Credit Suisse Group AG	Norwegian Krone	1,569,149	Sell	01/11/13	273,000	282,247	(9,247)
Credit Suisse Group AG	Norwegian Krone	1,413,019	Sell	01/11/13	247,000	254,164	(7,164)
Credit Suisse Group AG	Peruvian Nuevo Sol	537,757	Sell	03/08/13	209,000	209,965	(965)
Credit Suisse Group AG	Peruvian Nuevo Sol	388,523	Sell	03/08/13	151,000	151,697	(697)
Credit Suisse Group AG	Norwegian Krone	2,242,373	Sell	01/11/13	390,000	403,342	(13,342)
Credit Suisse Group AG	Norwegian Krone	1,259,466	Sell	01/11/13	221,000	226,544	(5,544)
Credit Suisse Group AG	Swedish Krona	960,665	Sell	01/11/13	145,000	147,693	(2,693)
Credit Suisse Group AG	Norwegian Krone	3,485,596	Sell	01/11/13	614,000	626,965	(12,965)
Credit Suisse Group AG	Norwegian Krone	3,059,640	Sell	01/11/13	541,000	550,347	(9,347)
Credit Suisse Group AG	Malaysian Ringgit	600,838	Sell	03/08/13	196,000	195,602	398
Credit Suisse Group AG	Turkish Lira	479,642	Sell	03/08/13	265,000	266,583	(1,583)
Credit Suisse Group AG	South Korean Won	109,817,300	Sell	03/08/13	101,000	102,184	(1,184)
Credit Suisse Group AG	EU Euro	155,784	Sell	03/08/13	204,000	205,742	(1,742)
Credit Suisse Group AG	South Korean Won	1,042,112,400	Sell	03/08/13	958,000	969,676	(11,676)
Credit Suisse Group AG	Mexican Peso	11,749,529	Sell	03/08/13	895,549	903,631	(8,082)
Credit Suisse Group AG	British Pound	249,867	Sell	01/11/13	403,982	405,887	(1,905)
Deutsche Bank AG	Indonesian Rupiah	4,909,000,000	Sell	01/11/13	500,000	508,857	(8,857)
Deutsche Bank AG	Russian Ruble	15,991,500	Sell	01/11/13	525,000	522,642	2,358
Deutsche Bank AG	British Pound	95,259	Sell	01/11/13	154,000	154,741	(741)
Deutsche Bank AG	Brazilian Real	2,747,070	Sell	01/11/13	1,310,000	1,340,165	(30,165)
Deutsche Bank AG	New Zealand Dollar	622,310	Sell	01/11/13	523,000	514,001	8,999
Deutsche Bank AG	Brazilian Real	102,753	Sell	01/11/13	49,000	50,128	(1,128)
Deutsche Bank AG	Swedish Krona	3,147,418	Sell	01/11/13	473,000	483,887	(10,887)
Deutsche Bank AG	Brazilian Real	1,348,536	Sell	01/11/13	644,000	657,887	(13,887)
Deutsche Bank AG	Hungarian Forint	70,593,044	Sell	01/11/13	322,922	319,479	3,443
Deutsche Bank AG	New Zealand Dollar	1,165,988	Sell	01/11/13	955,000	963,056	(8,056)
Deutsche Bank AG	Hungarian Forint	74,612,568	Sell	01/11/13	338,723	337,670	1,053
Deutsche Bank AG	Russian Ruble	333,266	Sell	01/11/13	10,412	10,892	(480)
Deutsche Bank AG	British Pound	20,573	Sell	01/11/13	32,644	33,418	(774)
Deutsche Bank AG	New Zealand Dollar	477,269	Sell	01/11/13	388,000	394,203	(6,203)
Deutsche Bank AG	Australian Dollar	230,152	Sell	03/08/13	238,000	237,874	126
Deutsche Bank AG	Australian Dollar	242,178	Sell	03/08/13	250,000	250,303	(303)
Deutsche Bank AG	Czech Koruna	4,964,900	Sell	03/08/13	262,000	261,356	644
Deutsche Bank AG	Peruvian Nuevo Sol	956,879	Sell	03/08/13	374,000	373,610	390

See Accompanying Notes to Financial Statements
62

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	Canadian Dollar	335,242	Sell	03/08/13	$337,000	$336,575	$425
Deutsche Bank AG	EU Euro	476,851	Sell	03/08/13	633,000	629,772	3,228
Deutsche Bank AG	British Pound	176,037	Sell	01/11/13	282,000	285,958	(3,958)
Deutsche Bank AG	Canadian Dollar	444,285	Sell	03/08/13	446,000	446,052	(52)
Deutsche Bank AG	EU Euro	796,236	Sell	03/08/13	1,052,000	1,051,580	420
Deutsche Bank AG	Indian Rupee	13,401,960	Sell	03/08/13	242,000	241,634	366
Deutsche Bank AG	Japanese Yen	44,319,713	Sell	03/08/13	525,000	511,830	13,170
Deutsche Bank AG	Indian Rupee	43,584,060	Sell	03/08/13	787,000	785,811	1,189
Deutsche Bank AG	Polish Zloty	1,641,185	Sell	03/08/13	529,000	526,794	2,206
Deutsche Bank AG	Australian Dollar	215,139	Sell	03/08/13	226,000	222,357	3,643
Deutsche Bank AG	Mexican Peso	38,982	Sell	03/08/13	3,010	2,998	12
Deutsche Bank AG	EU Euro	58,614	Sell	03/08/13	76,000	77,411	(1,411)
Deutsche Bank AG	South African Rand	1,248,624	Sell	03/08/13	138,887	145,993	(7,106)
Deutsche Bank AG	Australian Dollar	96,638	Sell	03/08/13	100,000	99,880	120
Deutsche Bank AG	Polish Zloty	164,382	Sell	03/08/13	51,624	52,764	(1,140)
Deutsche Bank AG	New Zealand Dollar	133,271	Sell	01/11/13	110,000	110,076	(76)
Deutsche Bank AG	Czech Koruna	13,178,286	Sell	03/08/13	658,293	693,715	(35,422)
HSBC	British Pound	75,095	Sell	01/11/13	122,000	121,986	14
HSBC	Mexican Peso	6,814,856	Sell	03/08/13	526,000	524,116	1,884
HSBC	Malaysian Ringgit	803,292	Sell	03/08/13	262,000	261,511	489
HSBC	Mexican Peso	1,408,957	Sell	03/08/13	110,000	108,360	1,640
HSBC	Mexican Peso	1,575,470	Sell	03/08/13	123,000	121,166	1,834
HSBC	Thai Baht	21,432,773	Sell	03/08/13	693,977	698,093	(4,116)
HSBC	Brazilian Real	6,373,472	Sell	01/11/13	3,110,832	3,109,315	1,517
HSBC	Brazilian Real	7,539,394	Sell	01/11/13	3,679,907	3,678,113	1,794
HSBC	Thai Baht	3,986,305	Sell	03/08/13	128,790	129,839	(1,049)
JPMorgan Chase & Co.	New Zealand Dollar	623,100	Sell	01/11/13	524,000	514,653	9,347
JPMorgan Chase & Co.	British Pound	179,408	Sell	01/11/13	290,000	291,433	(1,433)
JPMorgan Chase & Co.	New Zealand Dollar	227,651	Sell	01/11/13	192,000	188,030	3,970
JPMorgan Chase & Co.	New Zealand Dollar	224,624	Sell	01/11/13	188,000	185,529	2,471
JPMorgan Chase & Co.	British Pound	245,066	Sell	01/11/13	389,000	398,089	(9,089)
JPMorgan Chase & Co.	New Zealand Dollar	228,410	Sell	01/11/13	188,000	188,657	(657)
JPMorgan Chase & Co.	New Zealand Dollar	384,157	Sell	01/11/13	316,000	317,297	(1,297)
JPMorgan Chase & Co.	British Pound	342,428	Sell	01/11/13	552,000	556,246	(4,246)
JPMorgan Chase & Co.	Czech Koruna	4,795,248	Sell	03/08/13	252,000	252,425	(425)
JPMorgan Chase & Co.	New Zealand Dollar	205,699	Sell	01/11/13	167,000	169,898	(2,898)
JPMorgan Chase & Co.	British Pound	245,034	Sell	01/11/13	395,000	398,037	(3,037)
JPMorgan Chase & Co.	Mexican Peso	10,447,280	Sell	03/08/13	813,661	803,478	10,183
JPMorgan Chase & Co.	Mexican Peso	12,241,310	Sell	03/08/13	953,343	941,453	11,890
JPMorgan Chase & Co.	Canadian Dollar	407,873	Sell	03/08/13	414,000	409,495	4,505
JPMorgan Chase & Co.	Australian Dollar	180,683	Sell	03/08/13	189,000	186,745	2,255
JPMorgan Chase & Co.	British Pound	698,578	Sell	01/11/13	1,122,000	1,134,781	(12,781)
JPMorgan Chase & Co.	Canadian Dollar	420,467	Sell	03/08/13	424,000	422,139	1,861
JPMorgan Chase & Co.	Swedish Krona	3,392,755	Sell	01/11/13	519,000	521,605	(2,605)
UBS Warburg LLC	Norwegian Krone	2,821,665	Sell	01/11/13	507,000	507,541	(541)
UBS Warburg LLC	Swedish Krona	3,460,534	Sell	01/11/13	528,000	532,025	(4,025)
UBS Warburg LLC	Norwegian Krone	2,950,195	Sell	01/11/13	524,000	530,660	(6,660)
UBS Warburg LLC	Norwegian Krone	1,670,050	Sell	01/11/13	295,000	300,397	(5,397)
UBS Warburg LLC	Norwegian Krone	1,394,791	Sell	01/11/13	243,000	250,885	(7,885)
UBS Warburg LLC	Norwegian Krone	2,559,762	Sell	01/11/13	445,000	460,432	(15,432)
UBS Warburg LLC	British Pound	100,049	Sell	01/11/13	161,000	162,522	(1,522)
UBS Warburg LLC	EU Euro	777,130	Sell	03/08/13	1,030,000	1,026,347	3,653
UBS Warburg LLC	New Zealand Dollar	202,954	Sell	01/11/13	164,000	167,631	(3,631)
UBS Warburg LLC	British Pound	106,869	Sell	01/11/13	171,000	173,600	(2,600)
UBS Warburg LLC	British Pound	628,783	Sell	01/11/13	1,014,000	1,021,406	(7,406)
UBS Warburg LLC	Norwegian Krone	4,586,962	Sell	01/11/13	811,000	825,071	(14,071)
UBS Warburg LLC	Norwegian Krone	3,059,307	Sell	01/11/13	541,000	550,287	(9,287)
UBS Warburg LLC	Norwegian Krone	2,690,680	Sell	01/11/13	477,000	483,981	(6,981)
UBS Warburg LLC	Norwegian Krone	1,412,370	Sell	01/11/13	250,000	254,047	(4,047)
UBS Warburg LLC	British Pound	128,858	Sell	01/11/13	207,000	209,319	(2,319)
UBS Warburg LLC	Thai Baht	6,808,762	Sell	03/08/13	220,944	221,770	(826)
UBS Warburg LLC	Australian Dollar	123,650	Sell	03/08/13	128,000	127,798	202
UBS Warburg LLC	Canadian Dollar	769,855	Sell	03/08/13	774,000	772,917	1,083
							$(486,208)

See Accompanying Notes to Financial Statements
63

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

ING Balanced Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
30-year German Government Bond	3	03/07/13	$542,265	$8,662
Australia 10-Year Bond	2	03/15/13	256,121	270
Australia 3-Year Bond	5	03/15/13	568,758	944
Canada 10-Year Bond	7	03/19/13	953,836	(9,258)
Euro-Bobl 5-Year	15	03/07/13	2,530,755	10,455
Euro-Schatz	9	03/07/13	1,316,915	783
Long Gilt	19	03/26/13	3,670,430	220
Mini MSCI Emerging Markets Index	101	03/15/13	5,421,175	157,015
S&P 500 E-Mini	96	03/15/13	6,816,480	(10,340)
Short Gilt	17	03/26/13	2,862,928	(3,251)
U.S. Treasury 2-Year Note	76	03/28/13	16,755,626	4,650
U.S. Treasury 5-Year Note	86	03/28/13	10,699,609	(14,515)
			$52,394,898	$145,635
Short Contracts
Euro-Bund	(9)	03/07/13	$(1,730,148)	$(4,174)
Medium Gilt	(19)	03/26/13	(3,529,070)	(213)
U.S. Treasury 10-Year Note	(101)	03/19/13	(13,410,906)	46,674
U.S. Treasury Long Bond	(14)	03/19/13	(2,065,000)	12,526
U.S. Treasury Ultra Long Bond	(22)	03/19/13	(3,577,062)	61,085
			$(24,312,186)	$115,898

ING Balanced Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2012:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.NA.IG.19 Index	Buy	(1.000)	12/20/17	USD	4,844,000	$(10,745)	$(17,184)	$6,439
							$(10,745)	$(17,184)	$6,439

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	284,000	$21,326	$13,225	$8,101
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	140,000	10,513	6,793	3,720
JPMorgan
Chase & Co.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	959,000	72,013	24,302	47,711
							$103,852	$44,320	$59,532

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/12 (%)(5)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	284,000	$(95,547)	$(16,725)	$(78,822)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	139,000	(46,764)	(7,504)	(39,260)
Goldman Sachs & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	241,000	(81,081)	(12,846)	(68,235)
JPMorgan Chase & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	480,000	(161,489)	(12,840)	(148,649)
								$(384,881)	$(49,915)	$(334,966)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced
See Accompanying Notes to Financial Statements
64

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING Balanced Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Bank of America	01/02/17	BRL	10,000,000	$(318,811)	$—	$(318,811)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Deutsche Bank AG	01/02/17	BRL	6,000,000	(191,704)	—	(191,704)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Goldman Sachs & Co.	01/02/17	BRL	6,400,000	(204,484)	—	(204,484)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.360% Counterparty: Morgan Stanley	01/02/17	BRL	6,000,000	(191,286)	—	(191,286)
Receive a fixed rate equal to 4.750% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/01/17	CLP	950,000,000	(42,884)	—	(42,884)
Receive a fixed rate equal to 4.790% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/02/17	CLP	950,000,000	(39,643)	—	(39,643)
Receive a fixed rate equal to 4.830% and pay a floating rate based on the 6-month CLP-CHIBNOM Counterparty: Bank of America	02/03/17	CLP	950,000,000	(36,401)	—	(36,401)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.665% Counterparty: Bank of America	04/05/17	KRW	2,000,000,000	(59,908)	—	(59,908)
Receive a floating rate based on the 3-month KRW-CD-KSDA-Bloomberg and pay a fixed rate equal to 3.660% Counterparty: Credit Suisse Group AG	03/26/17	KRW	2,250,000,000	(66,766)	—	(66,766)
Receive a fixed rate equal to 4.755% and pay a floating rate based on the 28-day MXN-TIIE-BANXICO Counterparty: Credit Suisse Group AG	06/17/14	MXN	48,000,000	(10,130)	—	(10,130)
Receive a floating rate based on the 28-day MXN-TIIE-BANXICO and pay a fixed rate equal to 6.305% Counterparty: UBS Warburg LLC	06/03/22	MXN	10,000,000	(32,021)	—	(32,021)

See Accompanying Notes to Financial Statements
65

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 5.095% Counterparty: Bank of America	12/01/16	PLN	6,500,000	$(133,697)	$—	$(133,697)
Receive a floating rate based on the 6-month PLN-WIBOR-WIBO and pay a fixed rate equal to 4.800% Counterparty: Deutsche Bank AG	06/04/17	PLN	4,500,000	(85,609)	—	(85,609)
Receive a fixed rate equal to 3.240% and pay a floating rate based on the 6-month THFX Index Counterparty: Bank of America	12/06/17	THB	28,000,000	1,877	—	1,877
Receive a fixed rate equal to 3.230% and pay a floating rate based on the 6-month THFX Index Counterparty: Bank of America	12/20/17	THB	28,000,000	1,979	—	1,979
Receive a fixed rate equal to 3.230% and pay a floating rate based on the 6-month THFX Index Counterparty: HSBC	12/20/17	THB	13,300,000	940	—	940
Receive a floating rate based on the 3-month USD-LIBOR-BBA and pay a fixed rate equal to 0.792% Counterparty: JPMorgan Chase & Co.	09/26/17	USD	5,150,000	(1,941)	—	(1,941)
				$(1,410,489)	$—	$(1,410,489)

ING Balanced Portfolio Written OTC Options on December 31, 2012:

Notional Amount	Counterparty	Description	Exercise Price		Expiration Date	Premiums Received	Fair Value
Options On Currencies
4,300,000	Barclays Bank PLC	EUR Put vs. USD Call Currency Option	1.203	USD	01/04/13	$51,257	$—
1,100,000	Deutsche Bank AG	MYR Put vs. USD Call Currency Option	3.150	USD	01/16/13	5,479	(82)
					Total Written OTC Options	$56,736	$(82)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$201
Interest rate contracts	Investments in securities at value*	280,352
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	969,254
Credit contracts	Upfront payments paid on swap agreements	44,320
Credit contracts	Unrealized appreciation on swap agreements	65,971
Interest rate contracts	Unrealized appreciation on swap agreements	4,796
Equity contracts	Net Assets — Unrealized appreciation**	157,015
Interest rate contracts	Net Assets — Unrealized appreciation**	146,269
Total Asset Derivatives		$1,668,178

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$1,053,422
Credit contracts	Upfront payments received on swap agreements	67,099
Credit contracts	Unrealized depreciation on swap agreements	334,966
Interest rate contracts	Unrealized depreciation on swap agreements	1,415,285
Equity contracts	Net Assets — Unrealized depreciation**	10,340
Interest rate contracts	Net Assets — Unrealized depreciation**	31,411
Foreign exchange contracts	Written options, at fair value	82
Total Liability Derivatives		$2,912,605

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements
66

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(251,342)	$—	$—	$(204,116)	$69,390	$(386,068)
Equity contracts	—	—	648,618	—	—	648,618
Foreign exchange contracts	(555,615)	(1,098,666)	—	—	133,665	(1,520,616)
Interest rate contracts	(134,104)	—	(4,945)	(3,761,996)	114,688	(3,786,357)
Total	$(941,061)	$(1,098,666)	$643,673	$(3,966,112)	$317,743	$(5,044,423)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(166,998)	$—	$(166,998)
Equity contracts	—	—	156,595	—	—	156,595
Foreign exchange contracts	(71,558)	69,458	—	—	(98,785)	(100,885)
Interest rate contracts	(77,596)	—	(71,469)	1,018,585	(241)	869,279
Total	$(149,154)	$69,458	$85,126	$851,587	$(99,026)	$757,991

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements
67

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO   AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Consumer Discretionary: 4.9%
24,675	@	Amazon.com, Inc.	$6,196,879	2.0
44,200		Expedia, Inc.	2,716,090	0.9
9,810	@	Priceline.com, Inc.	6,093,972	2.0
			15,006,941	4.9
		Health Care: 1.3%
28,200	@	Celgene Corp.	2,219,904	0.7
20,200		Sanofi-Aventis SA	1,915,574	0.6
			4,135,478	1.3
		Information Technology: 91.1%
88,200	@	Accenture PLC	5,865,300	1.9
69,100	@	ACI Worldwide, Inc.	3,018,979	1.0
40,500	@	Alliance Data Systems Corp.	5,862,780	1.9
84,800		Analog Devices, Inc.	3,566,688	1.2
48,178		Apple, Inc.	25,680,319	8.4
51,660		ASML Holding NV	3,313,163	1.1
58,068	@	Autodesk, Inc.	2,052,704	0.7
136,350	@	Avago Technologies Ltd.	4,316,841	1.4
55,510	@	BMC Software, Inc.	2,201,527	0.7
207,800		Broadcom Corp.	6,901,038	2.3
838,026		Cisco Systems, Inc.	16,467,211	5.4
43,709	@	Citrix Systems, Inc.	2,873,867	0.9
58,050	@	Cognizant Technology Solutions Corp.	4,298,602	1.4
27,522	@	Commvault Systems, Inc.	1,918,559	0.6
51,910	@,L	Concur Technologies, Inc.	3,504,963	1.1
181,300	@	eBay, Inc.	9,249,926	3.0
124,301	@	EMC Corp.	3,144,815	1.0
23,490	@	F5 Networks, Inc.	2,282,053	0.7
363,953	@	Fairchild Semiconductor International, Inc.	5,240,923	1.7
51,152		Fidelity National Information Services, Inc.	1,780,601	0.6
24,047	@	Fiserv, Inc.	1,900,434	0.6
22,210	@	Google, Inc. - Class A	15,755,108	5.1
39,553		International Business Machines Corp.	7,576,377	2.5
134,800		Intel Corp.	2,780,924	0.9
113,200		Intuit, Inc.	6,735,400	2.2
180,837		Jabil Circuit, Inc.	3,488,346	1.1
173,059		Linear Technology Corp.	5,935,924	1.9
9,500		Mastercard, Inc.	4,667,160	1.5
235,700		Maxim Integrated Products	6,929,580	2.3
208,000		MediaTek, Inc.	2,326,913	0.8
72,500		Microchip Technology, Inc.	2,362,775	0.8
70,356	@	Micros Systems, Inc.	2,985,909	1.0
218,583		Microsoft Corp.	5,842,723	1.9
152,770	@	NXP Semiconductor NV	4,028,545	1.3
Shares			Value	Percentage of Net Assets
242,300		Oracle Corp.	$8,073,436	2.6
243,940		Qualcomm, Inc.	15,129,159	4.9
225,185	@	Riverbed Technolgoy, Inc.	4,440,648	1.5
62,600	@	Salesforce.com, Inc.	10,523,060	3.4
1,825		Samsung Electronics Co., Ltd.	2,622,160	0.9
22,300	L	SAP AG ADR	1,792,474	0.6
72,300		Tencent Holdings Ltd.	2,371,202	0.8
51,074	@	Teradata Corp.	3,160,970	1.0
138,900	@	Teradyne, Inc.	2,346,021	0.8
78,000		Visa, Inc.	11,823,240	3.9
203,700		Xilinx, Inc.	7,312,830	2.4
716,595		Other Securities (a)	22,632,405	7.4
			279,084,582	91.1
		Total Common Stock (Cost $281,647,021)	298,227,001	97.3
Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.3%
		Securities Lending Collateralcc(1): 1.4%
1,000,000		Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,000,016, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,020,000, due 07/15/13-08/01/46)	$1,000,000	0.4
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.3

See Accompanying Notes to Financial Statements
68

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
153,870	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $153,872, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $156,948, due 10/31/17-08/15/22)	$153,870	0.1
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,000,010, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,020,000, due 08/09/13-06/20/42)	1,000,000	0.3
1,000,000	Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,000,035, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,020,000, due 10/01/32-01/01/43)	1,000,000	0.3
		4,153,870	1.4
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.9%
11,946,394	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $11,946,394)	$11,946,394	3.9
	Total Short-Term Investments (Cost $16,100,264)	16,100,264	5.3
	Total Investments in Securities (Cost $297,747,285)	$314,327,265	102.6
	Liabilities in Excess of Other Assets	(8,091,954)	(2.6)
	Net Assets	$306,235,311	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $302,243,545.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,700,071
Gross Unrealized Depreciation	(11,616,351)
Net Unrealized Appreciation	$12,083,720

See Accompanying Notes to Financial Statements
69

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$15,006,941	$—	$—	$15,006,941
Health Care	2,219,904	1,915,574	—	4,135,478
Information Technology	268,451,144	10,633,438	—	279,084,582
Total Common Stock	285,677,989	12,549,012	—	298,227,001
Short-Term Investments	11,946,394	4,153,870	—	16,100,264
Total Investments, at fair value	$297,624,383	$16,702,882	$—	$314,327,265
Other Financial Instruments+
Forward Foreign Currency Contracts	—	14,365	—	14,365
Total Assets	$297,624,383	$16,717,247	$—	$314,341,630
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(112,929)	$—	$(112,929)
Total Liabilities	$—	$(112,929)	$—	$(112,929)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING BlackRock Science and Technology Opportunities Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	EU Euro	600,000	Buy	01/16/13	$784,820	$792,065	$7,245
Citigroup, Inc.	EU Euro	310,000	Buy	01/16/13	402,067	409,187	7,120
							$14,365
Credit Suisse Group AG	Hong Kong Sar Dollar	13,624,000	Sell	01/16/13	1,757,274	1,757,848	(574)
Deutsche Bank AG	EU Euro	3,901,000	Sell	01/16/13	5,052,400	5,149,744	(97,344)
UBS Warburg LLC	EU Euro	900,000	Sell	01/16/13	1,173,087	1,188,098	(15,011)
							$(112,929)

See Accompanying Notes to Financial Statements
70

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$14,365
Total Asset Derivatives		$14,365

Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$112,929
Total Liability Derivatives		$112,929

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(188,682)
Total	$(188,682)
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(365,469)
Total	$(365,469)

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements
71

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.8%
		Consumer Discretionary: 10.8%
2,560,771		Comcast Corp. - Class A	$95,721,620	2.5
1,130,698	@	Delphi Automotive PLC	43,249,199	1.1
1,105,169		GNC Holdings, Inc.	36,780,024	0.9
1,316,564		Macy's, Inc.	51,372,327	1.3
737,642	@	Michael Kors Holdings Ltd.	37,641,871	1.0
996,100	@	Penn National Gaming, Inc.	48,918,471	1.3
1,286,407		Starbucks Corp.	68,977,143	1.8
1,108,198		Other Securities	35,595,320	0.9
			418,255,975	10.8
		Consumer Staples: 10.1%
1,383,657		Coca-Cola Enterprises, Inc.	43,903,437	1.1
614,162		Costco Wholesale Corp.	60,660,781	1.6
1,211,122		Kraft Foods Group, Inc.	55,069,717	1.4
1,613,073		Mondelez International, Inc.	41,084,969	1.1
892,406		Philip Morris International, Inc.	74,640,838	1.9
1,712,315		Other Securities	118,797,322	3.0
			394,157,064	10.1
		Energy: 12.1%
392,901		EOG Resources, Inc.	47,458,512	1.2
2,198,413		ExxonMobil Corp.	190,272,645	4.9
1,671,248		Halliburton Co.	57,975,593	1.5
758,952		Range Resources Corp.	47,684,954	1.2
585,423		Royal Dutch Shell PLC - Class A ADR	40,364,916	1.1
1,812,075		Other Securities	85,614,891	2.2
			469,371,511	12.1
		Financials: 14.4%
1,451,149		Citigroup, Inc.	57,407,454	1.5
3,836,930		Fifth Third Bancorp.	58,282,967	1.5
1,972,323		JPMorgan Chase & Co.	86,723,042	2.2
916,372		Prudential Financial, Inc.	48,870,119	1.2
606,903		Travelers Cos., Inc.	43,587,774	1.1
2,153,947		US Bancorp.	68,797,067	1.8
3,232,810		Wells Fargo & Co.	110,497,446	2.8
1,828,270	@	XL Group PLC	45,816,446	1.2
1,478,583		Other Securities	41,917,529	1.1
			561,899,844	14.4
		Health Care: 11.8%
1,119,933		Abbott Laboratories	73,355,611	1.9
747,692	@	Covidien PLC	43,171,736	1.1
Shares			Value	Percentage of Net Assets
1,113,170		Eli Lilly & Co.	$54,901,544	1.4
902,516	@	Express Scripts Holding Co.	48,735,864	1.3
813,448	@	Gilead Sciences, Inc.	59,747,756	1.5
4,635,976		Pfizer, Inc.	116,270,278	3.0
496,819	@	Watson Pharmaceuticals, Inc.	42,726,434	1.1
693,916		Other Securities	19,068,812	0.5
			457,978,035	11.8
		Industrials: 11.1%
767,902		Boeing Co.	57,869,095	1.5
713,909		Fluor Corp.	41,935,015	1.1
708,435		General Dynamics Corp.	49,073,292	1.3
1,808,281		General Electric Co.	37,955,818	1.0
358,400		Roper Industries, Inc.	39,954,432	1.0
283,244	@	TransDigm Group, Inc.	38,623,152	1.0
571,283		Union Pacific Corp.	71,821,699	1.8
1,799,130		Other Securities	92,440,286	2.4
			429,672,789	11.1
		Information Technology: 19.1%
398,377		Apple, Inc.	212,346,892	5.5
762,333	@	Cognizant Technology Solutions Corp.	56,450,759	1.5
2,744,742	@	EMC Corp.	69,441,973	1.8
235,680	@	Google, Inc. - Class A	167,184,322	4.3
2,292,372		Jabil Circuit, Inc.	44,219,856	1.1
1,897,084	@	NetApp, Inc.	63,647,168	1.6
3,080,463		Oracle Corp.	102,641,027	2.6
863,468		Other Securities (a)	28,140,422	0.7
			744,072,419	19.1
		Materials: 3.4%
801,514		Eastman Chemical Co.	54,543,028	1.4
1,342,388		International Paper Co.	53,480,738	1.4
792,167		Other Securities	24,050,190	0.6
			132,073,956	3.4
		Telecommunication Services: 3.4%
989,264		CenturyTel, Inc.	38,700,008	1.0
2,183,482		Verizon Communications, Inc.	94,479,266	2.4
			133,179,274	3.4
		Utilities: 1.6%
3,336,828		Other Securities	62,042,960	1.6
		Total Common Stock (Cost $3,178,732,778)	3,802,703,827	97.8

See Accompanying Notes to Financial Statements
72

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
	Energy: —%
10,000,000	Other Securities	$—	—
	Utilities: —%
20,000,000	Other Securities	—	—
	Total Corporate Bonds/Notes (Cost $—)	—	—
	Total Long-Term Investments (Cost $3,178,732,778)	3,802,703,827	97.8
SHORT-TERM INVESTMENTS: 2.3%
	Securities Lending Collateralcc(1): 0.1%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.1
198,331	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $198,333, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $202,298, due 10/31/17-08/15/22)	198,331	0.0
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,000,010, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,020,000, due 08/09/13-06/20/42)	1,000,000	0.0
Principal Amount†		Value	Percentage of Net Assets
1,000,000	Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,000,035, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,020,000, due 10/01/32-01/01/43)	$1,000,000	0.0
		3,198,331	0.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.2%
87,384,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $87,384,000)	$87,384,000	2.2
	Total Short-Term Investments (Cost $90,582,331)	90,582,331	2.3
	Total Investments in Securities (Cost $3,269,315,109)	$3,893,286,158	100.1
	Liabilities in Excess of Other Assets	(2,841,828)	(0.1)
	Net Assets	$3,890,444,330	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $3,308,848,795.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$722,576,824
Gross Unrealized Depreciation	(138,139,461)
Net Unrealized Appreciation	$584,437,363

See Accompanying Notes to Financial Statements
73

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock*	$3,802,703,827	$—	$—	$3,802,703,827
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	87,384,000	3,198,331	—	90,582,331
Total Investments, at fair value	$3,890,087,827	$3,198,331	$—	$3,893,286,158

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,188,416
Total	$1,188,416

See Accompanying Notes to Financial Statements
74

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 31.0%
		Consumer Discretionary: 3.0%
2,671,000	#	ADT Corp., 2.250%, 07/15/17	$2,651,715	0.1
1,198,000	#	ADT Corp., 3.500%, 07/15/22	1,166,192	0.1
1,505,000	#	Carlson Wagonlit BV, 6.875%, 06/15/19	1,595,300	0.1
2,002,000	#	CC Holdings GS V LLC, 2.381%, 12/15/17	2,013,378	0.1
9,384,000		DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 2.400%-5.150%, 03/15/17-03/15/42	9,615,903	0.4
2,007,000		Discovery Communications LLC, 3.300%, 05/15/22	2,063,246	0.1
6,837,000	#	Hyatt Hotels Corp., 6.875%, 08/15/19	8,084,930	0.3
2,875,000	#	XM Satellite Radio, Inc., 7.625%, 11/01/18	3,220,000	0.1
35,090,000		Other Securities	37,550,875	1.7
			67,961,539	3.0
		Consumer Staples: 1.1%
5,776,000	#	Kraft Foods Group, Inc., 5.000%, 06/04/42	6,501,402	0.3
5,784,000		Molson Coors Brewing Co., 5.000%, 05/01/42	6,488,173	0.3
11,983,000		Other Securities	12,979,372	0.5
			25,968,947	1.1
		Energy: 4.8%
3,935,000	#	BG Energy Capital PLC, 2.875%, 10/15/16	4,155,710	0.2
1,005,000	#	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19	952,238	0.0
1,599,000		Enbridge Energy Partners L.P., 4.200%, 09/15/21	1,720,158	0.1
4,483,000		Enbridge Energy Partners, 9.875%, 03/01/19	6,073,483	0.2
3,265,000		Energy Transfer Equity L.P., 7.500%, 10/15/20	3,787,400	0.2
3,875,000		Energy Transfer Partners L.P., 4.650%, 06/01/21	4,260,869	0.2
Principal Amount†				Value	Percentage of Net Assets
	3,770,000		Energy Transfer Partners, 9.700%, 03/15/19	$5,081,029	0.2
	8,805,000		Phillips 66, 2.950%-4.300%, 05/01/17-04/01/22	9,585,988	0.4
	9,854,000		Transocean, Inc., 2.500%-6.375%, 10/15/17-10/15/22	10,564,110	0.5
	6,670,000		Weatherford International Ltd., 5.950%-6.750%, 09/15/40-04/15/42	7,394,548	0.3
	58,635,000		Other Securities (a)	55,404,106	2.5
				108,979,639	4.8
			Financials: 11.9%
	7,219,000		American International Group, Inc., 4.875%-8.175%, 01/16/18-05/15/58	8,815,052	0.4
BRL	9,142,000	#	Banco Votorantim SA, 6.250%, 05/16/16	5,181,583	0.2
	11,484,000		Bank of America Corp., 3.750%-8.000%, 07/12/16-12/29/49	12,875,720	0.6
	3,915,000		Barclays Bank PLC, 7.625%, 11/21/22	3,919,894	0.2
	3,181,000	#	Charles Schwab Corp./The, 3.225%, 09/01/22	3,231,193	0.1
	12,262,000		Citigroup, Inc., 3.953%-5.875%, 06/15/16-01/30/42	13,692,771	0.6
	3,491,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, 12/29/49	4,750,403	0.2
	631,000		Discover Bank/Greenwood DE, 8.700%, 11/18/19	821,600	0.0
	1,010,000		Discover Financial Services, 6.450%, 06/12/17	1,181,856	0.1
	2,030,000	#	Discover Financial Services, 3.850%, 11/21/22	2,096,594	0.1
	4,060,000	#	ERAC USA Finance LLC, 3.300%, 10/15/22	4,114,306	0.2
	15,302,000		General Electric Capital Corp., 3.150%-7.125%, 10/17/16-12/15/49	17,053,274	0.8

See Accompanying Notes to Financial Statements
75

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Financials (continued)
7,821,000		Goldman Sachs Group, Inc., 3.300%-5.950%, 05/03/15-01/24/22	$8,924,625	0.4
2,489,000	#	HBOS PLC, 6.750%, 05/21/18	2,691,231	0.1
2,534,000		HSBC Finance Corp., 6.676%, 01/15/21	3,008,375	0.1
1,313,000		HSBC Holdings PLC, 4.875%, 01/14/22	1,525,074	0.1
4,661,000		HSBC USA, Inc., 1.625%-2.375%, 02/13/15-01/16/18	4,733,827	0.2
3,437,000	#	International Lease Finance Corp., 7.125%, 09/01/18	4,004,105	0.2
14,264,000		JPMorgan Chase & Co., 2.000%-5.400%, 08/15/17-01/06/42	15,200,852	0.7
11,502,000		Morgan Stanley, 3.800%-5.500%, 04/29/16-07/28/21	12,477,028	0.5
6,022,000		Murray Street Investment Trust I, 4.647%, 03/09/17	6,517,900	0.3
2,294,000	#	RBS Citizens Financial Group, Inc., 4.150%, 09/28/22	2,342,963	0.1
2,390,000	#	Simon Property Group L.P., 1.500%, 02/01/18	2,378,478	0.1
2,754,000		Wells Fargo & Co., 2.100%, 05/08/17	2,849,294	0.1
122,702,000		Other Securities	124,881,400	5.5
			269,269,398	11.9
		Health Care: 2.1%
2,219,000	#	AbbVie, Inc., 2.900%, 11/06/22	2,261,907	0.1
3,240,000	#	Aristotle Holding, Inc., 2.650%, 02/15/17	3,369,853	0.2
2,323,000	#	Aristotle Holding, Inc., 3.500%, 11/15/16	2,485,203	0.1
6,610,000		Celgene Corp., 3.250%, 08/15/22	6,744,229	0.3
2,890,000	#	Valeant Pharmaceuticals International, 7.250%, 07/15/22	3,171,775	0.1
8,399,000		WellPoint, Inc., 3.700%-4.625%, 08/15/21-05/15/42	8,773,770	0.4
22,733,000		Other Securities	21,494,778	0.9
			48,301,515	2.1
Principal Amount†			Value	Percentage of Net Assets
		Industrials: 0.7%
2,106,000	#	Turlock Corp., 2.750%, 11/02/22	$2,101,478	0.1
12,252,000		Other Securities	12,788,414	0.6
			14,889,892	0.7
		Information Technology: 2.0%
7,062,000		Telefonaktiebolaget LM Ericsson, 4.125%, 05/15/22	7,345,765	0.3
9,355,000		Hewlett-Packard Co., 2.600%-5.400%, 09/15/16-09/15/17	9,468,800	0.4
26,389,000		Other Securities	28,015,724	1.3
			44,830,289	2.0
		Materials: 1.9%
7,520,000	#	Anglo American Capital PLC, 2.625%, 09/27/17	7,680,153	0.3
6,380,000		Cabot Corp., 3.700%, 07/15/22	6,474,845	0.3
1,585,000	#	Georgia-Pacific LLC, 5.400%, 11/01/20	1,886,925	0.1
1,445,000	#	Sealed Air Corp., 8.375%, 09/15/21	1,658,138	0.1
4,055,000	#	Xstrata Finance Canada Ltd., 4.000%, 10/25/22	4,102,472	0.2
2,616,000	#	Xstrata Finance Canada Ltd., 4.950%, 11/15/21	2,811,983	0.1
4,055,000	#	Xstrata Finance Canada Ltd., 5.300%, 10/25/42	4,074,075	0.2
13,436,000		Other Securities	13,713,678	0.6
			42,402,269	1.9
		Telecommunication Services: 1.5%
2,350,000	#	Sable International Finance Ltd., 8.750%, 02/01/20	2,702,500	0.1
1,224,000	#	Telstra Corp. Ltd., 4.800%, 10/12/21	1,429,310	0.1
10,934,000		Verizon Communications, Inc., 1.950%, 03/28/14	11,135,098	0.5
17,049,000		Other Securities	18,399,665	0.8
			33,666,573	1.5
		Utilities: 2.0%
1,992,000	#	Duquesne Light Holdings, Inc., 5.900%, 12/01/21	2,366,122	0.1

See Accompanying Notes to Financial Statements
76

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
		Utilities (continued)
3,957,000	#	Duquesne Light Holdings, Inc., 6.400%, 09/15/20	$4,789,343	0.2
1,394,000	#	Iberdrola Finance Ireland Ltd., 3.800%, 09/11/14	1,432,415	0.1
216,804	#	Juniper Generation, LLC, 6.790%, 12/31/14	202,711	0.0
31,523,000		Other Securities	36,038,447	1.6
			44,829,038	2.0
		Total Corporate Bonds/Notes (Cost $664,567,356)	701,099,099	31.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 16.6%
3,315,000	#	American General Mortgage Loan Trust, 5.650%, 03/25/58	3,519,398	0.2
8,665,000	#	American General Mortgage Loan Trust, 5.750%, 09/25/48	9,035,208	0.4
2,700,000	#	Arkle Master Issuer PLC, 2.011%, 05/17/60	2,777,250	0.1
1,650,000	#	Banc of America Re-Remic Trust, 2.959%, 12/10/30	1,718,683	0.1
73,473,258	#,^	Banc of America Commercial Mortgage, Inc., 0.169%, 10/10/45	725,982	0.0
4,183,435		Banc of America Funding Corp., 5.500%, 02/25/35	4,305,026	0.2
2,186,152	#	Banc of America Large Loan, Inc., 1.609%, 06/15/18	2,150,416	0.1
3,130,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.189%, 09/10/47	2,940,868	0.1
2,550,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.189%, 09/10/47	2,508,473	0.1
1,520,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.294%, 03/11/41	1,459,635	0.1
Principal Amount†			Value	Percentage of Net Assets
4,211,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.322%, 07/10/43	$4,323,882	0.2
1,590,000	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.338%, 07/10/43	1,622,621	0.1
1,068,052	#	Banc of America Merrill Lynch Commercial Mortgage, Inc., 6.850%, 11/15/31	1,076,339	0.0
2,030,000	#	Bank of America-First Union NB Commercial Mortgage, 6.250%, 04/11/37	1,976,541	0.1
4,550,000	#	BB-UBS Trust, 2.892%, 06/05/30	4,658,292	0.2
728,641		Bear Stearns Alternative-A Trust, 0.850%, 07/25/34	661,755	0.0
2,340,000	#	Bear Stearns Commercial Mortgage Securities, 5.573%, 04/12/38	2,380,940	0.1
1,080,000	#	Bear Stearns Commercial Mortgage Securities, 5.640%, 02/14/31	1,093,013	0.1
750,000	#	Bear Stearns Commercial Mortgage Securities, 5.640%, 02/14/31	748,054	0.0
420,995	#	Bear Stearns Commercial Mortgage Securities, 6.500%, 02/15/32	421,106	0.0
4,104,800		Bear Stearns Commercial Mortgage Securities, 5.134%-6.500%, 02/15/32-02/13/42	3,682,343	0.2
6,727,130		Citicorp Mortgage Securities, Inc., 6.000%, 06/25/36	6,887,333	0.3
1,235,045		Citicorp Mortgage Securities, Inc., 6.000%, 08/25/36	1,271,041	0.1
14,590,723	#,^	Citigroup Commercial Mortgage Trust, 2.263%, 09/10/45	1,965,371	0.1
54,306,000	#,^	Commercial Mortgage Pass Through Certificates, 0.600%, 10/15/45	2,853,346	0.1

See Accompanying Notes to Financial Statements
77

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
1,949,288	#	Commercial Mortgage Pass Through Certificates, 0.659%, 12/15/20	$1,919,747	0.1
1,570,260	#	Commercial Mortgage Pass Through Certificates, 0.709%, 12/15/20	1,540,192	0.1
1,423,290	#	Commercial Mortgage Pass Through Certificates, 0.809%, 12/15/20	1,220,471	0.0
46,664,276	^	Commercial Mortgage Pass Through Certificates, 1.951%-5.800%, 05/15/45-12/10/49	6,244,652	0.3
4,875,867		Countrywide Alternative Loan Trust, 5.500%, 12/25/35	4,314,359	0.2
5,117,412		Countrywide Home Loan Mortgage Pass Through Trust, 5.750%, 06/25/37	4,673,596	0.2
7,846,468		Countrywide Home Loan Mortgage Pass Through Trust, 6.000%, 01/25/38	7,166,556	0.3
2,289,615		Countrywide Home Loan Mortgage Pass-through Trust, 0.530%, 04/25/35	495,402	0.0
410,000	#	Credit Suisse First Boston Mortgage Securities Corp., 5.575%, 04/12/49	426,140	0.0
3,575,000	#	Credit Suisse First Boston Mortgage Securities Corp., 7.269%, 12/15/35	3,691,618	0.2
3,510,000		Credit Suisse First Boston Mortgage Securities Corp., 5.343%-7.475%, 08/15/36-12/15/39	3,712,650	0.2
16,239,211		Deutsche ALT-A Securities, Inc. Alternate Loan Trust, 0.330%-0.400%, 08/25/36-10/25/36	9,112,612	0.4
15,332,970	^	First Horizon Alternative Mortgage Securities, 0.510%-6.490%, 08/25/36-02/25/37	9,580,706	0.4
Principal Amount†			Value	Percentage of Net Assets
1,962,524	#	First Union National Bank Commercial Mortgage, 6.000%, 12/12/33	$1,971,899	0.1
4,500,000	#	Fosse Master PLC, 1.725%, 10/18/54	4,593,533	0.2
6,382,490		Freddie Mac, 5.000%, 02/15/35	6,980,877	0.3
6,555,667		Freddie Mac, 5.500%, 07/15/37	7,544,845	0.3
1,500,000	#	Gracechurch Mortgage Financing PLC, 1.862%, 11/20/56	1,530,437	0.1
5,160,000	#	GS Mortgage Securities Corp. II, 3.007%, 12/10/30	5,281,776	0.3
19,552,006	^	GS Mortgage Securities Corp. II, 2.411%-5.479%, 11/10/39-11/10/45	5,207,147	0.2
3,500,000	#	Holmes Master Issuer PLC, 1.890%, 10/21/54	3,566,241	0.2
1,856,828		JP Morgan Alternative Loan Trust, 5.500%, 12/25/35	1,573,123	0.1
18,320,000	^	JP Morgan Chase Commercial Mortgage Securities Corp., 1.958%, 12/15/47	2,258,711	0.1
15,180,000	#,^	JP Morgan Chase Commercial Mortgage Securities Corp., 0.361%, 12/15/47	445,557	0.0
388,358		JPMorgan Chase Commerical Mortgage Securities Corp., 5.198%, 12/15/44	390,912	0.0
880,652	#	JPMorgan Chase Commerical Mortgage Securities Corp., 6.135%, 07/12/37	882,840	0.0
2,343,091		JPMorgan Mortgage Trust, 5.279%, 07/25/35	2,356,563	0.1
4,489,698		JP Morgan Mortgage Trust, 6.000%-6.500%, 01/25/36-08/25/36	4,098,576	0.2
500,000	#	Lanark Master Issuer PLC, 1.711%, 12/22/54	512,560	0.0

See Accompanying Notes to Financial Statements
78

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
113,035,305	#,^	LB-UBS Commercial Mortgage Trust, 0.240%, 09/15/39	$1,984,380	0.1
38,902,225	#,^	LB-UBS Commercial Mortgage Trust, 0.290%, 11/15/38	625,458	0.0
165,699,388	#,^	LB-UBS Commercial Mortgage Trust, 0.648%, 11/15/38	3,253,359	0.1
2,303,000	#	LB-UBS Commercial Mortgage Trust, 5.032%, 10/15/36	2,287,305	0.1
2,000,000	#	LB-UBS Commercial Mortgage Trust, 5.226%, 10/15/36	1,945,505	0.1
1,310,000	#	LB-UBS Commercial Mortgage Trust, 5.246%, 02/15/40	1,151,610	0.0
2,120,000	#	LB-UBS Commercial Mortgage Trust, 5.526%, 10/15/36	1,611,957	0.1
4,450,000	#	LB-UBS Commercial Mortgage Trust, 5.980%, 09/15/39	4,492,260	0.2
4,210,000	#	LB-UBS Commercial Mortgage Trust, 5.980%, 09/15/39	4,164,288	0.2
4,040,000	#	LB-UBS Commercial Mortgage Trust, 6.890%, 07/15/32	3,819,297	0.2
27,353,198		LB-UBS Commercial Mortgage Trust, 4.895%-5.885%, 02/15/31-11/15/40	26,483,493	1.2
1,595,000	#	Merrill Lynch Mortgage Investors, Inc., 6.000%, 12/15/30	1,673,354	0.1
27,974,679	#,^	Morgan Stanley Bank of America Merrill Lynch Trust, 1.937%, 08/15/45	3,167,274	0.1
2,490,000	#	Morgan Stanley Capital I Trust 2007-TOP25, 5.614%, 11/12/49	1,241,767	0.1
3,170,000		Morgan Stanley Capital I Trust 2008-TOP29, 6.275%, 01/11/43	3,797,105	0.2
1,954,000		Morgan Stanley Capital I, Inc., 5.395%, 06/15/38	2,025,260	0.1
6,190,000		Morgan Stanley Capital I, Inc., 5.575%, 04/12/49	6,566,080	0.3
718,400	#	Morgan Stanley Capital I, Inc., 5.910%, 11/15/31	691,925	0.0
Principal Amount†			Value	Percentage of Net Assets
4,490,000	#	Morgan Stanley Capital I, 5.818%, 08/12/41	$4,092,550	0.2
901,000	#	Morgan Stanley Capital I, 7.350%, 07/15/32	924,575	0.0
1,160,000	#	Morgan Stanley Dean Witter Capital I, 7.373%, 07/15/33	1,179,385	0.1
23,577,000		Morgan Stanley Capital I, 5.073%-5.793%, 06/15/40-07/12/44	23,673,731	1.0
50,114,414	#,^	RBSCF Trust, 0.973%, 04/15/24	895,204	0.0
6,289,000	#	RBSCF Trust, 5.305%, 01/16/49	6,466,343	0.3
13,256,831		Residential Accredit Loans, Inc., 0.380%, 01/25/37	9,100,967	0.4
16,185,996		Residential Accredit Loans, Inc., 0.660%, 12/25/36	7,512,932	0.3
4,000,000	#	Silverstone Master Issuer PLC, 1.869%, 01/21/55	4,117,916	0.2
4,110,000	#	Springleaf Mortgage Loan Trust, 4.440%, 12/25/59	4,130,550	0.2
20,086,202	#,^	UBS-Barclays Commercial Mortgage Trust, 1.827%, 05/10/63	2,078,353	0.1
676,000	#	Wachovia Bank Commercial Mortgage Trust, 5.125%, 08/15/35	683,410	0.0
1,576,729		WaMu Mortgage Pass Through Certificates, 2.472%, 10/25/35	1,558,154	0.0
4,596,497		Washington Mutual Alternative Mortgage Pass-Through Certificates, 6.000%, 11/25/35	3,882,723	0.2
2,136,196		Washington Mutual Mortgage Pass-through Certificates, 6.000%, 06/25/34	2,286,229	0.1
28,246,088	#,^	Wells Fargo Mortgage Backed Securities Trust, 1.608%, 06/15/45	3,054,699	0.1
13,938,850	#,^	Wells Fargo Mortgage Backed Securities Trust, 2.255%, 08/15/45	1,844,624	0.1

See Accompanying Notes to Financial Statements
79

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
1,212,347		Wells Fargo Mortgage-Backed Securities Trust, 5.000%, 12/25/33	$1,227,844	0.1
3,607,963	#	Wells Fargo Mortgage-Backed Securities Trust, 5.233%, 06/26/35	3,304,142	0.1
14,922,814		Wells Fargo Mortgage Backed Securities Trust, 5.000%-6.000%, 05/25/35-03/25/37	14,958,404	0.7
40,129,898		Other Securities	36,882,039	1.6
		Total Collateralized Mortgage Obligations (Cost $359,342,027)	374,893,665	16.6
ASSET-BACKED SECURITIES: 4.9%
		Automobile Asset-Backed Securities: 0.3%
2,500,000	#	Motor PLC, 1.286%, 02/25/20	2,509,582	0.1
4,250,000	#	SMART Trust, 1.590%, 10/14/16	4,324,745	0.2
			6,834,327	0.3
		Credit Card Asset-Backed Securities: 0.8%
4,200,000	#	Cards II Trust, 0.659%, 09/15/17	4,221,474	0.2
5,400,000	#	Gracechurch Card Funding PLC, 0.909%, 02/15/17	5,452,121	0.3
7,000,000	#	Penarth Master Issuer PLC, 0.779%, 03/18/14	7,036,540	0.3
			16,710,135	0.8
		Home Equity Asset-Backed Securities: 0.4%
15,576,410		GSAA Trust, 0.270%-0.300%, 10/25/36-12/25/36	7,263,101	0.3
1,338,018		Other Securities	1,304,564	0.1
			8,567,665	0.4
		Other Asset-Backed Securities: 3.4%
1,966,707	#	Aimco CDO, 0.569%, 10/20/19	1,915,565	0.1
395,763	#	ARES CLO Funds, 0.548%, 09/18/17	393,948	0.0
2,975,000	#	ARES CLO Funds, 2.962%, 02/26/16	2,917,699	0.2
3,240,000	#	ARES CLO Ltd., 1.662%, 02/26/16	3,195,337	0.1
1,600,000	#	ARES CLO Ltd., 6.901%, 02/26/16	1,600,000	0.1
Principal Amount†			Value	Percentage of Net Assets
1,858,325	#	Atrium CDO Corp., 0.642%, 10/27/16	$1,840,470	0.1
2,384,752	#	Black Diamond CLO Ltd., 0.579%, 06/20/17	2,350,817	0.1
1,700,000	#	Castle Garden Funding, 6.560%, 10/27/20	1,801,165	0.1
2,320,538	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, 12/25/37	2,352,014	0.1
2,876,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, 12/25/37	2,871,807	0.1
5,200,000	#	Dryden Leveraged Loan CDO 2002-II, 2.608%, 09/17/16	5,200,426	0.2
26,272,242		Fieldstone Mortgage Investment Corp., 0.370%-0.450%, 11/25/36	10,209,755	0.5
503,500	#	First CLO Ltd., 0.620%, 12/14/16	502,917	0.0
2,500,000	#	First CLO Ltd., 1.310%, 12/14/16	2,474,358	0.1
215,375	#	Granite Ventures Ltd., 0.600%, 12/15/17	215,296	0.0
4,875,000	#	Grayston CLO Ltd., 1.610%, 08/15/16	4,864,460	0.2
1,850,000	#	Gulf Stream - Sextant CLO Ltd., 0.652%, 08/21/20	1,779,850	0.1
4,850,000	#	Gulf Stream Compass CLO Ltd., 0.730%, 05/15/17	4,783,613	0.2
2,975,000	#	Hewett's Island CDO Ltd., 1.508%, 12/15/16	2,859,002	0.1
384,644	#	Katonah Ltd., 0.629%, 09/20/16	383,767	0.0
412,904	#	Landmark CDO Ltd., 1.190%, 01/15/16	412,835	0.0
7,228,374	#	Lightpoint CLO Ltd., 0.568%, 09/15/17	7,106,482	0.3
173,506	#	Olympic CLO Ltd., 1.210%, 05/15/16	173,424	0.0
1,617,758	#	Stanfield Modena CLO Ltd., 1.560%, 09/22/16	1,618,184	0.1
2,500,000	#	Whitney CLO Ltd., 0.761%, 03/01/17	2,475,140	0.1
2,522,374	#	Wind River CLO Ltd., 0.639%, 12/19/16	2,492,065	0.1
9,429,270		Other Securities	8,657,894	0.4
			77,448,290	3.4
		Total Asset-Backed Securities (Cost $108,331,017)	109,560,417	4.9

See Accompanying Notes to Financial Statements
80

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: 29.2%
		Federal Home Loan Mortgage Corporation##: 8.8%
8,492,684		3.000%, due 02/01/27	$9,060,986	0.4
8,660,029		4.000%, due 10/01/41	9,261,310	0.4
9,451,671		4.000%, due 12/01/41	10,107,917	0.5
7,125,047		4.500%, due 10/01/41	7,690,362	0.3
26,164,126		5.500%, due 02/15/36	29,145,920	1.3
6,118,967		5.500%, due 08/15/36	7,150,589	0.3
9,709,487		5.500%, due 06/15/37	10,766,715	0.5
13,977,979		6.000%, due 10/15/37	15,898,288	0.7
123,990,340	^,W	2.435%-19.233%, due 08/15/16- 01/15/42	99,592,104	4.4
			198,674,191	8.8
		Federal National Mortgage Association##: 13.1%
12,000,000	W	2.500%, due 01/15/28	12,551,250	0.5
21,109,000	W	3.000%, due 09/25/26	22,286,487	1.0
6,485,148		3.000%, due 10/01/27	6,850,140	0.3
25,335,000	W	3.000%, due 11/25/42	26,439,448	1.2
32,308,000	W	3.500%, due 06/25/42	34,454,715	1.5
7,696,709		4.000%, due 02/01/42	8,263,832	0.4
6,736,867		4.000%, due 03/01/42	7,313,265	0.3
11,336,240		4.000%, due 07/01/42	12,306,154	0.5
20,692,731		4.500%, due 09/01/41	22,469,763	1.0
11,643,041		5.000%, due 07/01/37	12,686,890	0.6
198,038,617	^	2.513%-32.402%, due 06/01/16- 07/01/42	131,237,436	5.8
			296,859,380	13.1
		Government National Mortgage Association: 7.3%
34,218,000	W	3.000%, due 08/15/42	36,383,360	1.6
66,443,000	W	3.500%, due 05/15/41	72,199,661	3.2
7,266,132		4.500%, due 08/20/41	8,018,033	0.4
Principal Amount†				Value	Percentage of Net Assets
	200,004,732	^	1.625%-24.534%, due 04/20/28- 10/20/60	$48,217,545	2.1
				164,818,599	7.3
			Total U.S. Government Agency Obligations (Cost $628,232,297)	660,352,170	29.2
U.S. TREASURY OBLIGATIONS: 10.7%
			U.S. Treasury Bonds: 4.5%
	46,287,000		1.625%, due 11/15/22	45,730,121	2.1
	56,842,000		2.750%, due 08/15/42	54,692,691	2.4
				100,422,812	4.5
			U.S. Treasury Notes: 6.2%
	64,917,000		0.250%, due 11/30/14	64,929,723	2.9
	30,825,000		0.250%, due 12/15/15	30,735,916	1.4
	17,893,200		0.750%, due 12/31/17	17,918,358	0.8
	19,041,000	L	1.000%, due 11/30/19	18,841,660	0.8
	8,082,000		0.625%-1.125%, due 11/30/17- 12/31/19	8,052,953	0.3
				140,478,610	6.2
			Total U.S. Treasury Obligations (Cost $242,204,246)	240,901,422	10.7
FOREIGN GOVERNMENT BONDS: 2.3%
BRL	102,780,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, 01/01/23	52,771,952	2.3
			Total Foreign Government Bonds (Cost $50,890,378)	52,771,952	2.3
Shares				Value	Percentage of Net Assets
PREFERRED STOCK: 1.0%
			Financials: 1.0%
	185,000	@,L,P	Discover Financial Services	$4,671,250	0.2
	284,318	@,P	US Bancorp	8,025,502	0.4
	367,542		Other Securities (b)	9,920,009	0.4
			Total Preferred Stock (Cost $21,127,650)	22,616,761	1.0

See Accompanying Notes to Financial Statements
81

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Shares			Value	Percentage of Net Assets
INVESTMENT COMPANIES: 11.3%
		Affiliated Mutual Funds: 11.3%
6,243,061		ING Emerging Markets Corporate Debt Fund Class P	$65,302,417	2.9
10,297,919		ING Emerging Markets Hard Currency Sovereign Debt Fund Class P	107,201,338	4.7
8,000,000		ING Emerging Markets Local Currency Debt Fund Class P	83,280,000	3.7
		Total Investment Companies (Cost $246,663,414)	255,783,755	11.3
# of Contracts			Value	Percentage of Net Assets
PURCHASED OPTIONS: 0.2%
		Interest Rate Swaptions: 0.2%
25,835,000	@	Call Swaption, Receive a floating rate based on 3-month-USD-LIBOR and pay a fixed rate equal to 2.828%, Exp. 10/25/13 Counterparty: Deutsche Bank AG	$1,388,970	0.1
25,835,000	@	Put Swaption, Receive a fixed rate equal to 2.828% and pay a floating based on 3-month- USD-LIBOR, Exp. 10/25/13 Counterparty: Deutsche Bank AG	1,620,130	0.1
			3,009,100	0.2
		Total Purchased Options (Cost $3,857,166)	3,009,100	0.2
		Total Long-Term Investments (Cost $2,325,215,551)	2,420,988,341	107.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.2%
	Commercial Paper: 1.5%
15,000,000	Kinder Morgan Energy Partners LP, 0.400%, 01/03/13	$14,999,488	0.6
14,750,000	Pacific Gas & Electric Co., 0.200%, 01/04/13	14,749,673	0.7
5,000,000	Pacific Gas & Electric Co., 0.320%, 01/11/13	4,999,511	0.2
		34,748,672	1.5
	Securities Lending Collateralcc(1): 0.4%
1,972,435	Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,972,467, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $2,011,884, due 07/15/13- 08/01/46)	1,972,435	0.1
1,972,435	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,972,457, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,011,884, due 10/01/16-12/20/42)	1,972,435	0.1

See Accompanying Notes to Financial Statements
82

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
	Securities Lending Collateralcc(1) (continued)
415,088	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $415,092, collateralized by various U.S. Government Securities, 0.750%- 1.625%, Market Value plus accrued interest $423,391, due 10/31/17- 08/15/22)	$415,088	0.0
1,972,435	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,972,455, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $2,011,884, due 08/09/13-06/20/42)	1,972,435	0.1
1,972,435	Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,972,503, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $2,011,884, due 10/01/32-01/01/43)	1,972,435	0.1
		8,304,828	0.4
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.3%
28,953,001	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $28,953,001)	$28,953,001	1.3
	Total Short-Term Investments (Cost $72,006,501)	72,006,501	3.2
	Total Investments in Securities (Cost $2,397,222,052)	$2,492,994,842	110.4
	Liabilities in Excess of Other Assets	(234,310,389)	(10.4)
	Net Assets	$2,258,684,453	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

@  Non-income producing security

P  Preferred Stock may be called prior to convertible date.

cc  Securities purchased with cash collateral for securities loaned.

W  Settlement is on a when-issued or delayed-delivery basis.

L  Loaned security, a portion or all of the security is on loan at December 31, 2012.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  The grouping contains securities in default.

(b)  This grouping contains securities on loan.

BRL  Brazilian Real

Cost for federal income tax purposes is $2,398,195,465.

Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$114,514,760
Gross Unrealized Depreciation	(19,715,383)
Net Unrealized Appreciation	$94,799,377

See Accompanying Notes to Financial Statements
83

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Preferred Stock	$15,231,471	$7,385,290	$—	$22,616,761
Purchased Options	—	3,009,100	—	3,009,100
Corporate Bonds/Notes	—	701,099,099	—	701,099,099
Collateralized Mortgage Obligations	—	365,481,339	9,412,326	374,893,665
Short-Term Investments	28,953,001	43,053,500	—	72,006,501
Foreign Government Bonds — 52,771,952 — 52,771,952 U.S. Government Agency Obligations	—	660,352,170	—	660,352,170
U.S. Treasury Obligations	—	240,901,422	—	240,901,422
Asset-Backed Securities	—	109,560,417	—	109,560,417
Investment Companies	255,783,755	—	—	255,783,755
Total Investments, at fair value	$299,968,227	$2,183,614,289	$9,412,326	$2,492,994,842
Other Financial Instruments+
Swaps	$—	$1,420,815	$—	$1,420,815
Futures	1,727,363	—	—	1,727,363
Forward Foreign Currency Contracts	—	1,001,422	—	1,001,422
Total Assets	$301,695,590	$2,186,036,526	$9,412,326	$2,497,144,442
Liabilities Table
Other Financial Instruments+
Swaps	$—	$(10,238,522)	$—	$(10,238,522)
Futures	(565,405)	—	—	(565,405)
Forward Foreign Currency Contracts	—	(2,883,726)	—	(2,883,726)
Total Liabilities	$(565,405)	$(13,122,248)	$—	$(13,687,653)

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Indonesian Rupiah	42,943,660,000	Buy	01/11/13	$4,409,000	$4,451,454	$42,454
Barclays Bank PLC	Hungarian Forint	1,775,096,670	Buy	01/11/13	8,149,000	8,033,456	(115,544)
Barclays Bank PLC	Mexican Peso	65,833,151	Buy	03/08/13	5,031,000	5,063,087	32,087
Barclays Bank PLC	Polish Zloty	14,120,812	Buy	03/08/13	4,566,000	4,532,554	(33,446)
Barclays Bank PLC	Thai Baht	100,596,132	Buy	03/08/13	3,276,000	3,276,542	542
Barclays Bank PLC	South African Rand	40,168,579	Buy	03/08/13	4,684,000	4,696,624	12,624
Barclays Bank PLC	EU Euro	18,782,007	Buy	03/08/13	24,301,757	24,805,186	503,429
Barclays Bank PLC	Mexican Peso	59,014,127	Buy	03/08/13	4,503,348	4,538,651	35,303
Citigroup, Inc.	Colombian Peso	10,029,315,000	Buy	03/08/13	5,650,000	5,643,335	(6,665)
Citigroup, Inc.	Indian Rupee	625,706,400	Buy	03/08/13	11,415,917	11,281,343	(134,574)
Citigroup, Inc.	EU Euro	628,820	Buy	03/08/13	811,257	830,475	19,218
Deutsche Bank AG	Russian Ruble	110,347,250	Buy	01/11/13	3,574,000	3,606,424	32,424
Deutsche Bank AG	Russian Ruble	73,444,000	Buy	01/11/13	2,294,587	2,400,333	105,746
Deutsche Bank AG	Chinese Yuan	31,258,308	Buy	08/09/13	4,964,000	4,950,335	(13,665)
HSBC	Brazilian Real	23,568,113	Buy	01/11/13	11,417,000	11,497,765	80,765
HSBC	Brazilian Real	34,198,338	Buy	01/11/13	16,687,000	16,683,747	(3,253)
HSBC	South Korean Won	6,072,588,000	Buy	03/08/13	5,640,000	5,650,488	10,488
HSBC	Malaysian Ringgit	28,832,664	Buy	03/08/13	9,404,000	9,386,452	(17,548)
JPMorgan Chase & Co.	Turkish Lira	8,059,994	Buy	03/08/13	4,485,000	4,479,719	(5,281)
							$545,104

See Accompanying Notes to Financial Statements
84

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Russian Ruble	172,046,341	Sell	01/11/13	$5,657,000	$5,622,905	$34,095
Barclays Bank PLC	Colombian Peso	7,053,940,000	Sell	03/08/13	3,908,000	3,969,139	(61,139)
Barclays Bank PLC	EU Euro	1,022,968	Sell	03/08/13	1,354,000	1,351,022	2,978
Barclays Bank PLC	Hungarian Forint	1,125,329,000	Sell	01/11/13	4,992,332	5,092,839	(100,507)
Barclays Bank PLC	South African Rand	77,478,564	Sell	03/08/13	8,598,698	9,059,013	(460,315)
Citigroup, Inc.	Hungarian Forint	798,046	Sell	01/11/13	3,549	3,611	(62)
Citigroup, Inc.	EU Euro	18,573,144	Sell	03/08/13	24,114,497	24,529,343	(414,846)
Credit Suisse Group AG	Peruvian Nuevo Sol	16,696,197	Sell	03/08/13	6,489,000	6,518,964	(29,964)
Credit Suisse Group AG	Turkish Lira	14,269,744	Sell	03/08/13	7,818,489	7,931,078	(112,589)
Deutsche Bank AG	Brazilian Real	59,082,975	Sell	01/11/13	28,175,000	28,823,782	(648,782)
Deutsche Bank AG	Indian Rupee	374,867,220	Sell	03/08/13	6,769,000	6,758,770	10,230
Deutsche Bank AG	EU Euro	359	Sell	03/08/13	465	475	(10)
Deutsche Bank AG	Colombian Peso	5,801,627,300	Sell	03/08/13	3,144,854	3,264,482	(119,628)
Deutsche Bank AG	Polish Zloty	26,141,400	Sell	03/08/13	7,907,496	8,390,969	(483,473)
HSBC	Mexican Peso	42,998,806	Sell	03/08/13	3,357,000	3,306,946	50,054
HSBC	Indonesian Rupiah	75,995,928,000	Sell	01/11/13	7,848,387	7,877,586	(29,199)
HSBC	Brazilian Real	121,783,075	Sell	01/11/13	59,441,173	59,412,188	28,985
HSBC	Thai Baht	181,382,400	Sell	03/08/13	5,860,119	5,907,852	(47,733)
HSBC	Malaysian Ringgit	24,838,337	Sell	03/08/13	8,048,977	8,086,102	(37,125)
JPMorgan Chase & Co.	Czech Koruna	94,458,765	Sell	03/08/13	4,964,000	4,972,378	(8,378)
							$(2,427,408)

ING Intermediate Bond Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 2-Year Note	829	03/28/13	$182,768,602	$49,748
U.S. Treasury 5-Year Note	128	03/28/13	15,925,000	(21,576)
U.S. Treasury Ultra Long Bond	148	03/19/13	24,063,875	(518,370)
			$222,757,477	$(490,198)
Short Contracts
U.S. Treasury 10-Year Note	(146)	03/19/13	$(19,386,063)	$(25,459)
U.S. Treasury Long Bond	(681)	03/19/13	(100,447,500)	1,677,615
			$(119,833,563)	$1,652,156

ING Intermediate Bond Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2012:

Credit Default Swaps on Credit Indices — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	CDX.NA.IG.19 Index	Buy	(1.000)	12/20/17	USD	114,606,000	$(254,231)	$(406,569)	$152,338
							$(254,231)	$(406,569)	$152,338

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	3,460,000	$259,818	$161,117	$98,701
Citigroup, Inc.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	1,710,000	128,407	82,966	45,441
JPMorgan Chase & Co.	MBIA Inc.	Buy	(5.000)	09/20/13	USD	13,751,000	1,032,590	348,468	684,122
							$1,420,815	$592,551	$828,264

See Accompanying Notes to Financial Statements
85

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(4)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/12 (%)(5)	Notional Amount(2)		Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	3,460,000	$(1,164,062)	$(203,766)	$(960,296)
Citigroup, Inc.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	1,710,000	(575,302)	(92,315)	(482,987)
Goldman Sachs & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	3,435,000	(1,155,651)	(183,092)	(972,559)
JPMorgan Chase & Co.	MBIA Global Funding, LLC	Sell	5.000	09/20/13	76.806	USD	6,874,000	(2,312,648)	(183,872)	(2,128,776)
								$(5,207,663)	$(663,045)	$(4,544,618)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(5)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting market values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

ING Intermediate Bond Portfolio Over-the-Counter Interest Rate Swap Agreements Outstanding on December 31, 2012:

	Termination Date	Notional Amount		Fair Value	Upfront Payments Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a floating rate based on the Brazil Cetip Interbank Deposit Rate Annualized and pay a fixed rate equal to 10.365% Counterparty: Goldman Sachs & Co.	01/02/17	BRL	149,500,000	$(4,776,628)	$—	$(4,776,628)
				$(4,776,628)	$—	$(4,776,628)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$3,009,100
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	1,001,422
Credit contracts	Upfront payments paid on swap agreements	592,551
Credit contracts	Unrealized appreciation on swap agreements	980,602
Interest rate contracts	Net Assets — Unrealized appreciation**	1,727,363
Total Asset Derivatives		$7,311,038

See Accompanying Notes to Financial Statements
86

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,883,726
Credit contracts	Upfront payments received on swap agreements	1,069,614
Credit contracts	Unrealized depreciation on swap agreements	4,544,618
Interest rate contracts	Unrealized depreciation on swap agreements	4,776,628
Interest rate contracts	Net Assets — Unrealized depreciation**	565,405
Total Liability Derivatives		$13,839,991

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(4,263,643)	$—	$—	$(3,453,183)	$1,120,769	$(6,596,057)
Foreign exchange contracts	(2,222,676)	(2,947,668)	—	—	(451,762)	(5,622,106)
Interest rate contracts	(578,720)	—	(17,402,583)	(14,710,334)	274,227	(32,417,410)
Total	$(7,065,039)	$(2,947,668)	$(17,402,583)	$(18,163,517)	$943,234	$(44,635,573)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(2,183,384)	$—	$3,691,606
Foreign exchange contracts	(333,656)	(1,794,029)	—	—	(667,022)	(2,794,707)
Interest rate contracts	(848,066)	—	3,744,051	2,711,004	—	(268,001)
Total	$(1,181,722)	$(1,794,029)	$3,744,051	$527,620	$(667,022)	$628,898

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements
87

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets
ASSET BACKED COMMERCIAL PAPER: 29.6%
29,500,000		Barton Capital LLC, 0.187%,due 01/03/13	$29,499,681	3.0
2,250,000	#	Concord Minutemen Capital Co., 0.451%, due 02/04/13	2,249,044	0.2
28,750,000		Concord Minutemen Capital Co., 0.652%, due 04/02/13	28,702,762	2.9
14,250,000		Concord Minutemen Capital Co., 0.692%, due 01/02/13	14,249,727	1.5
2,000,000		Crown Point Capital Co., 0.652%, due 04/02/13	1,996,714	0.2
22,250,000		Crown Point Capital Co., 0.652%, due 04/03/13	22,213,040	2.3
21,250,000		Crown Point Capital Co., 0.692%, due 01/02/13	21,249,593	2.2
16,500,000	#	Jupiter Securitization Company LLC, 0.230%,due 03/06/13	16,493,253	1.7
20,250,000		Jupiter Securitization Company LLC, 0.270%,due 04/15/13	20,234,205	2.1
7,750,000	#	Jupiter Securitization Company LLC, 0.331%,due 03/05/13	7,745,524	0.8
13,000,000		Old Line Funding LLC, 0.300%,due 05/16/13	12,985,375	1.3
30,250,000		Old Line Funding LLC, 0.321%,due 04/22/13	30,220,153	3.1
11,500,000		Thunder Bay Funding LLC, 0.321%, due 02/28/13	11,494,071	1.2
6,000,000		Thunder Bay Funding LLC, 0.321%, due 04/01/13	5,995,200	0.6
9,000,000		Thunder Bay Funding LLC, 0.331%, due 01/03/13	8,999,835	0.9
15,500,000		Thunder Bay Funding LLC, 0.351%, due 01/18/13	15,497,438	1.6
14,221,000		Variable Funding Capital, 0.170%, due 01/02/13	14,220,933	1.5
5,812,000		Variable Funding Capital, 0.170%, due 01/28/13	5,811,259	0.6
18,750,000		Variable Funding Capital, 0.180%, due 01/14/13	18,748,781	1.9
		Total Asset Backed Commercial Paper (Cost $288,606,588)	288,606,588	29.6
Principal Amount†			Value	Percentage of Net Assets
CERTIFICATE OF DEPOSIT: 5.6%
3,500,000		Deutsche Bank AG/New York NY, 0.975%,due 01/18/13	$3,501,147	0.4
13,000,000		Rabobank Nederland NY, 0.410%, due 03/27/13	13,000,595	1.3
600,000		Rabobank Nederland NY, 0.425%, due 01/18/13	600,063	0.1
1,745,000		Royal Bank of Canada NY, 0.463%, due 01/28/13	1,745,371	0.2
7,000,000		Royal Bank of Canada NY, 0.688%, due 01/02/13	7,009,508	0.7
2,100,000		Svenska Handelsbanken/ New York NY, 0.758%, due 03/18/13	2,102,211	0.2
500,000		Svenska Handelsbanken/ New York NY, 0.775%, due 01/18/13	500,136	0.0
21,000,000		Toronto Dominion Bank NY, 0.290%, due 01/02/13	21,000,000	2.1
5,500,000		Westpac Banking Corp./NY, 0.353%, due 02/01/13	5,497,652	0.6
		Total Certificate of Deposit (Cost $54,956,683)	54,956,683	5.6
FINANCIAL COMPANY COMMERCIAL PAPER: 7.8%
1,000,000	#	ANZ National Int'l Ltd., 0.200%, due 01/30/13	999,839	0.1
450,000	#	ANZ National Int'l Ltd., 0.300%,due 01/25/13	449,910	0.1
10,000,000		ASB Finance Ltd. London, 0.562%, due 02/28/13	9,990,978	1.0
500,000	#	Australia & New Zealand Banking Group Ltd., 0.372%, due 08/16/13	500,128	0.1
5,500,000		Commonwealth Bank of Australia, 0.280%,due 05/15/13	5,494,268	0.6
6,250,000		HSBC Bank PLC, 0.452%,due 08/05/13	6,233,125	0.6
24,000,000		JPMorgan Chase & Co., 0.365%,due 01/04/13	24,000,000	2.5
16,000,000		Toronto Dominion Holdings USA, 0.160%,due 01/07/13	15,999,573	1.6
12,000,000	#	Westpac Securities NZ Ltd., 0.501%, due 01/02/13	11,999,833	1.2
		Total Financial Company Commercial Paper (Cost $75,667,654)	75,667,654	7.8

See Accompanying Notes to Financial Statements
88

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
GOVERNMENT AGENCY DEBT: 2.7%
20,000,000	Federal Agricultural Mortgage Corp., 0.141%,due 03/10/13	$19,983,306	2.1
6,200,000	Federal Home Loan Bank Discount Notes, 0.079%,due 02/01/13	6,199,600	0.6
	Total Government Agency Debt (Cost $26,182,906)	26,182,906	2.7
GOVERNMENT AGENCY REPURCHASE AGREEMENT: 8.8%
35,835,000	Deutsche Bank Repurchase Agreement dated 12/31/12, 0.200%, due 01/02/13, $35,835,398 to be received upon repurchase (Collateralized by $26,212,263, FMNT and FNNT, 0.625%-6.090%, Market Value plus accrued interest $36,551,700 due 12/29/14-09/27/27)	35,835,000	3.7
50,000,000	Goldman Sachs Repurchase Agreement dated 12/31/12, 0.200%, due 01/02/13, $50,000,556 to be received upon repurchase (Collateralized by $50,990,000, FHLB, 0.170%-0.300%, Market Value plus accrued interest $51,004,531 due 12/09/13-12/20/13)	50,000,000	5.1
	Total Government Agency Repurchase Agreement (Cost $85,835,000)	85,835,000	8.8
OTHER COMMERCIAL PAPER: 0.7%
6,500,000	Cargill Global Fund PLC, 0.170%, due 01/07/13	6,499,816	0.7
	Total Other Commercial Paper (Cost $6,499,816)	6,499,816	0.7
Principal Amount†			Value	Percentage of Net Assets
OTHER INSTRUMENT: 4.7%
45,750,000		BlackRock Liquidity Funds, TempFund, Institutional Class, 0.144%,due 01/02/13	$45,750,000	4.7
		Total Other Instrument (Cost $45,750,000)	45,750,000	4.7
OTHER NOTE: 27.0%
10,000,000	#	American Honda Finance, 0.331%, due 03/05/13	10,000,000	1.0
9,250,000	#	American Honda Finance, 0.580%, due 01/17/13	9,250,000	0.9
750,000	#	American Honda Finance, 0.913%, due 02/05/13	752,719	0.1
2,705,000	#	ANZ New Zealand Int'l Ltd., 1.309%, due 03/20/13	2,728,802	0.3
500,000		ANZ New Zealand Int'l Ltd., 6.200%, due 07/19/13	513,762	0.1
5,970,000	#	ANZ New Zealand Int'l Ltd., 6.200%, due 07/19/13	6,152,914	0.6
4,000,000		Australia & New Zealand Banking Group Ltd., 1.514%, due 06/18/13	4,012,068	0.4
5,520,000	#	Australia & New Zealand Banking Group Ltd., 2.400%, due 01/11/13	5,522,818	0.6
3,250,000		Bank of New York Mellon Corp./The, 5.125%,due 08/27/13	3,352,043	0.3
5,750,000		Bottling Group LLC, 5.000%,due 11/15/13	5,982,481	0.6
4,750,000		Caterpillar Financial Services Corp., 0.472%,due 02/22/13	4,751,887	0.5
4,400,000	#	Commonwealth Bank of Australia, 0.859%,due 03/19/13	4,405,906	0.4
3,500,000	#	Fosse Master Issuer PLC, 0.389%,due 01/20/13	3,500,000	0.4
1,250,000		General Electric Capital Corp., 0.336%, due 01/22/13	1,249,448	0.1
912,000		General Electric Capital Corp., 4.800%, due 05/01/13	924,378	0.1
1,250,000		General Electric Co., 5.000%,due 02/01/13	1,254,628	0.1
4,000,000	#	HSBC Bank PLC, 0.725%,due 01/18/13	4,000,798	0.4
4,750,000	#	HSBC Bank PLC, 1.625%,due 08/12/13	4,785,385	0.5
5,500,000		JPMorgan Chase & Co., 0.962%,due 02/26/13	5,505,919	0.6

See Accompanying Notes to Financial Statements
89

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets
OTHER NOTE (continued)
4,320,000		JPMorgan Chase & Co., 4.750%,due 05/01/13	$4,382,509	0.4
700,000		JPMorgan Chase Bank NA, 0.331%, due 01/21/13	699,736	0.1
3,000,000		JPMorgan Chase Bank NA, 0.331%, due 01/21/13	2,995,168	0.3
7,592,308	#	Motor PLC, 0.683%, due 09/25/13	7,592,308	0.8
1,500,000		Pepsico, Inc., 0.875%, due 10/25/13	1,506,109	0.2
8,500,000		Pepsico, Inc., 4.650%, due 02/15/13	8,545,285	0.9
10,200,000	#	Rabobank Nederland, 0.459%,due 01/22/13	10,200,902	1.0
4,000,000		Rabobank Nederland, 3.375%,due 02/19/13	4,015,200	0.4
15,250,000	#	Royal Bank of Canada, 0.408%,due 01/02/13	15,250,000	1.6
12,250,000		Royal Bank of Canada, 0.461%,due 03/08/13	12,255,829	1.3
20,500,000		Svenska Handelsbanken AB, 0.386%, due 01/04/13	20,500,000	2.1
2,000,000		Toronto Dominion Bank, 0.763%, due 02/01/13	2,007,604	0.2
8,750,000		Toyota Motor Credit Corp., 0.395%, due 01/25/13	8,750,000	0.9
300,000		Toyota Motor Credit Corp., 0.410%, due 03/13/13	300,206	0.0
500,000		Toyota Motor Credit Corp., 0.540%, due 01/14/13	500,067	0.0
11,750,000		Toyota Motor Credit Corp., 0.547%, due 01/11/13	11,750,000	1.2
9,500,000		Toyota Motor Credit Corp., 0.551%, due 01/22/13	9,513,191	1.0
3,000,000		Toyota Motor Credit Corp., 0.567%, due 01/23/13	3,003,182	0.3
2,118,000		US Bancorp, 1.375%, due 09/13/13	2,131,556	0.2
2,500,000		US Bancorp, 2.000%, due 06/14/13	2,518,749	0.3
3,000,000		Wells Fargo & Co., 4.375%,due 01/31/13	3,009,907	0.3
30,750,000		Wells Fargo Bank NA, 0.380%,due 03/22/13	30,750,000	3.2
18,500,000		Westpac Banking Corp, 0.533%,due 01/28/13	18,500,000	1.9
4,250,000		Westpac Banking Corp, 0.533%,due 01/28/13	4,250,509	0.4
		Total Other Note (Cost $263,573,973)	263,573,973	27.0
Principal Amount†		Value	Percentage of Net Assets
TREASURY DEBT: 14.1%
49,000,000	Treasury Bill, 0.030%, due 01/17/13	$48,999,329	5.0
38,000,000	Treasury Bill, 0.050%, due 01/10/13	37,999,525	3.9
33,250,000	Treasury Bill, 0.060%, due 01/03/13	33,249,890	3.4
17,750,000	Treasury Bill, 0.111%, due 06/20/13	17,740,696	1.8
	Total Treasury Debt (Cost $137,989,440)	137,989,440	14.1
	Total Investments in Securities (Cost $985,062,060)	$985,062,060	101.0
	Liabilities in Excess of Other Assets	(9,458,480)	(1.0)
	Net Assets	$975,603,580	100.0

†  Unless otherwise indicated, principal amount is shown in USD.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

Cost for federal income tax purposes is the same as for financial statement purposes.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	—
Net Unrealized Depreciation	$—

See Accompanying Notes to Financial Statements
90

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO  AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Certificate of Deposit	$—	$54,956,683	$—	$54,956,683
Government Agency Repurchase Agreement	—	85,835,000	—	85,835,000
Government Agency Debt	—	26,182,906	—	26,182,906
Treasury Debt	—	137,989,440	—	137,989,440
Other Commercial Paper	—	6,499,816	—	6,499,816
Financial Company Commercial Paper	—	75,667,654	—	75,667,654
Other Note	—	263,573,973	—	263,573,973
Other Instrument	45,750,000	—	—	45,750,000
Asset Backed Commercial Paper	—	288,606,588	—	288,606,588
Total Investments, at fair value	$45,750,000	$939,312,060	$—	$985,062,060

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
91

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO   AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Consumer Discretionary: 13.9%
104,600	@	Childrens Place Retail Stores, Inc.	$4,632,734	0.8
201,800		Cooper Tire & Rubber Co.	5,117,648	0.9
257,100		Finish Line	4,866,903	0.8
165,200	@	Jack in the Box, Inc.	4,724,720	0.8
320,839		La-Z-Boy, Inc.	4,539,872	0.8
100,757	@	Life Time Fitness, Inc.	4,958,252	0.9
2,313,501		Other Securities (a)	51,512,097	8.9
			80,352,226	13.9
		Consumer Staples: 1.7%
269,050		Other Securities	9,986,267	1.7
		Energy: 5.6%
236,115	@	Carrizo Oil & Gas, Inc.	4,939,526	0.9
71,900	@	Dril-Quip, Inc.	5,252,295	0.9
124,600	@	Unit Corp.	5,613,230	1.0
1,688,291		Other Securities (a)	16,462,091	2.8
			32,267,142	5.6
		Financials: 23.0%
40,800	@	Affiliated Managers Group, Inc.	5,310,120	0.9
324,082		CubeSmart	4,721,875	0.8
818,950		DCT Industrial Trust, Inc.	5,314,985	0.9
205,579		First American Financial Corp.	4,952,398	0.9
197,718		LaSalle Hotel Properties	5,020,060	0.9
161,772		Primerica, Inc.	4,854,778	0.8
111,836		ProAssurance Corp.	4,718,361	0.8
129,018		Prosperity Bancshares, Inc.	5,418,756	0.9
72,333	@	Signature Bank	5,160,236	0.9
251,600		Starwood Property Trust, Inc.	5,776,736	1.0
145,485	@	Stifel Financial Corp.	4,651,155	0.8
501,300		Susquehanna Bancshares, Inc.	5,253,624	0.9
134,555		Wintrust Financial Corp.	4,938,169	0.9
2,577,645		Other Securities (a)	66,971,371	11.6
			133,062,624	23.0
		Health Care: 10.8%
167,445	@	Align Technology, Inc.	4,646,599	0.8
232,737	@	Healthsouth Corp.	4,913,078	0.8
1,850,066		Other Securities (a)	53,214,956	9.2
			62,774,633	10.8
		Industrials: 18.1%
203,285		Actuant Corp.	5,673,684	1.0
104,495		Acuity Brands, Inc.	7,077,446	1.2
Shares			Value	Percentage of Net Assets
101,294	@	Atlas Air Worldwide Holdings, Inc.	$4,488,337	0.8
215,000		Barnes Group, Inc.	4,828,900	0.8
190,200		Brady Corp.	6,352,680	1.1
375,500		Heartland Express, Inc.	4,907,785	0.8
159,096	@	HUB Group, Inc.	5,345,626	0.9
374,800	@	Orbital Sciences Corp.	5,160,996	0.9
78,100	@	Teledyne Technologies, Inc.	5,081,967	0.9
166,339		Waste Connections, Inc.	5,620,595	1.0
136,613		Watts Water Technologies, Inc.	5,872,993	1.0
140,452		Woodward Governor Co.	5,355,435	0.9
1,587,652		Other Securities	39,338,923	6.8
			105,105,367	18.1
		Information Technology: 15.5%
242,000	@	Aruba Networks, Inc.	5,021,500	0.9
209,800	@	Cardtronics, Inc.	4,980,652	0.8
125,389	@	Micros Systems, Inc.	5,321,509	0.9
253,140	@	Microsemi Corp.	5,326,066	0.9
223,000	@	Parametric Technology Corp.	5,019,730	0.9
145,400		Power Integrations, Inc.	4,886,894	0.8
215,000	@	Progress Software Corp.	4,512,850	0.8
3,508,788		Other Securities (a)	54,838,861	9.5
			89,908,062	15.5
		Materials: 5.9%
320,500		Commercial Metals Co.	4,762,630	0.8
181,800		HB Fuller Co.	6,330,276	1.1
119,864		Minerals Technologies, Inc.	4,784,971	0.8
1,107,186	@,L	Thompson Creek Metals Co., Inc.	4,583,750	0.8
215,428		Worthington Industries	5,598,974	1.0
423,047		Other Securities	8,153,975	1.4
			34,214,576	5.9
		Utilities: 2.7%
142,497		El Paso Electric Co.	4,547,079	0.8
311,185		Other Securities	11,236,897	1.9
			15,783,976	2.7
		Total Common Stock (Cost $502,348,323)	563,454,873	97.2
EXCHANGE-TRADED FUNDS: 1.2%
83,200		iShares Russell 2000 Index Fund	7,012,928	1.2
		Total Exchange-Traded Funds (Cost $6,712,449)	7,012,928	1.2
		Total Long-Term Investments (Cost $509,060,772)	570,467,801	98.4

See Accompanying Notes to Financial Statements
92

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.4%
	Securities Lending Collateralcc(1): 3.2%
4,422,451	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,422,524, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $4,510,900, due 08/01/27-01/01/43)	$4,422,451	0.7
4,422,451	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $4,422,499, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,510,900, due 10/01/16-12/20/42)	4,422,451	0.8
4,422,451	Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,422,524, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,510,900, due 06/14/13-12/01/42)	4,422,451	0.8
930,746	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $930,755, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $949,363, due 10/31/17-08/15/22)	930,746	0.1
Principal Amount†		Value	Percentage of Net Assets
4,422,451	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $4,422,496, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $4,510,901, due 08/09/13-06/20/42)	$4,422,451	0.8
		18,620,550	3.2
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.2%
12,549,000	BlackRock Liquidity Funds, TempFund, Institutional Class (Cost $12,549,000)	$12,549,000	2.2
	Total Short-Term Investments (Cost $31,169,550)	31,169,550	5.4
	Total Investments in Securities (Cost $540,230,322)	$601,637,351	103.8
	Liabilities in Excess of Other Assets	(21,915,289)	(3.8)
	Net Assets	$579,722,062	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†  Unless otherwise indicated, principal amount is shown in USD.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

L  Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)  Collateral received from brokers for securities lending was invested into these short-term investments.

(a)  This grouping contains securities on loan.

Cost for federal income tax purposes is $547,808,063.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$87,252,483
Gross Unrealized Depreciation	(33,423,195)
Net Unrealized Appreciation	$53,829,288

See Accompanying Notes to Financial Statements
93

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO   AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/12
Asset Table
Investments, at fair value
Common Stock*	$563,454,873	$—	$—	$563,454,873
Exchange-Traded Funds	7,012,928	—	—	7,012,928
Short-Term Investments	12,549,000	18,620,550	—	31,169,550
Total Investments, at fair value	$583,016,801	$18,620,550	$—	$601,637,351

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements
94

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2012 were as follows:

Portfolio Name	Type	Per Share Amount
ING Balanced Portfolio
Class I	NII	$0.3618
Class S	NII	$0.3268
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV	NII	$—
Class I	NII	$0.0101
Class S	NII	$—
Class S2	NII	$0.0077
All Classes	LTCG	$0.3337
ING Growth and Income Portfolio
Class ADV	NII	$0.3383
Class I	NII	$0.4527
Class S	NII	$0.3882
Class S2	NII	$0.3954
Portfolio Name	Type	Per Share Amount
ING Intermediate Bond Portfolio
Class ADV	NII	$0.5494
Class I	NII	$0.6013
Class S	NII	$0.5675
Class S2	NII	$0.5524
ING Money Market Portfolio
Class I	NII	$0.0003
Class S	NII	$0.0000	*
ING Small Company Portfolio
Class ADV	NII	$—
Class I	NII	$0.0768
Class S	NII	$0.0268
Class S2	NII	$0.0134
All Classes	LTCG	$0.6802

NII — Net investment income
LTCG — Long-term capital gain
*  Rounds to $0.0000 per share

Of the ordinary distributions made during the year ended December 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Balanced Portfolio	22.46%
ING BlackRock Science and Technology Opportunities Portfolio	100.00%
ING Growth and Income Portfolio	100.00%
ING Intermediate Bond Portfolio	0.89%
ING Small Company Portfolio	99.98%

For the year ended December 31, 2012, 100% of ordinary income dividends paid by ING Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

95

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company/Trust are managed under the direction of the Company's/Trust's Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee ("Independent Director/Trustee"). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee During the Past Five Years
Independent Directors/Trustees:
Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Chairman Director/ Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University
(August 1991 - Present) and various positions with Academy of Economics and Finance (2003 - 2012). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); various positions, Marine Midland Bank
(1978 - 1990); and Economist, Federal Reserve Bank of New York (1969 - 1978).
Ph.D. in Economics.
Director of Academy of Economics and Finance (February 2001 - February 2003).
			Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions and monetary policy.	35	None.
Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director/ Trustee	January 2009 - June 2010 July 2011 - Present	President and Chief Executive Officer, Connecticut Children's Medical Center (May 2006 - Present). Formerly, Interim President, Connecticut Children's Medical Center (January 2006 - May 2006); various positions for the Phoenix Companies, Inc. (1984 - 2000); Assistant Vice President, CNA Insurance Company, Inc. (1980 - 1984); and various positions at CIGNA Corporation (1973 - 1980).	35	None.

96

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee During the Past Five Years
Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director/ Trustee	December 2007 - Present	Retired. Director, Hill — Stead Museum (non-profit) (2008 - Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008); President, Hartford Area Business Economists (1986 - 1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (July 1966 - April 1973). Certified AARP Tax Counselor (2011).	35	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).
Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 77	Director/ Trustee	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986 - 1993).	35	None.
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director/ Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Andersen LLP (1995 - 1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); and Consultant, Arthur Andersen & Co. (1984 - 1985).	35	None.

97

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company/Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee During the Past Five Years
Director/Trustee who is an "Interested Person"
Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director/ Trustee	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).	182

ING Capital Corporation, LLC and ING Investments Distributor, LLC (December 2005 - Present); ING Funds Services, LLC, ING Investments, LLC and ING Investment Management, LLC (March 2006 - Present); and ING Investment Trust Co. (April 2009 - Present).

(1)  The information reported includes the principle occupation during the last five years for each Director/Trustee and other information relating to the professional experiences, attributes and skills relevant to each Director's/Trustee's qualifications to serve as a Director/Trustee.

(2)  Except for Mr. Mathews and for the purposes of this table "Fund Complex" means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust.Therefore, for the purposes of this table with reference to Mr. Mathews, "Fund Complex" includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2013.

(3)  "Interested Person," by virtue of this Director's/Trustee's current or prior affiliation with any of the Portfolios, ING or any of ING's affiliates.

98

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	April 2002 - Present

Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012 - Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011 - Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007 - April 2012) and Chief Compliance Officer, ING Funds (March 2011 - February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003 - Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012 - Present

Senior Vice President, ING Investments, LLC (February 2012 - Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004 - January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC (October 2003 - Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC (March 2005 - Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006 - Present).
Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	September 2012 - Present

Senior Vice President - Fund Compliance, ING Funds Services, LLC (June 2012 - Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007 - June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995 - Present) and ING Investments, LLC (August 1997 - Present). Formerly, Treasurer, ING Funds (November 1999 - February 2012).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC (September 2004 - Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2003 - Present	Vice President, ING Investments, LLC and ING Funds Services, LLC(February 1996 - Present); Director of Compliance, ING Investments, LLC (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC
(April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995 - April 2010).

99

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012 - Present	Vice President, ING Funds Services, LLC (July 2007 - Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012 - Present	Vice President, ING Funds Services, LLC (March 2012 - Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003 - March 2012).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006 - Present

Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012 - Present); Vice President, ING Investment Management — ING Funds (March 2010 - Present) and Vice President, ING Funds Services, LLC (March 2006 - Present). Formerly Managing Paralegal, Registration Statements (June 2003 - July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	June 2008 - Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008 - Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005 - March 2008).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	September 2003 - Present

Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	August 2010 - Present

Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010 - Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)  The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

100

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF THE CURRENT INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a "Fund" or a "Portfolio" and, collectively, the "Funds" or the "Portfolios") has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with the sub-adviser of each Fund (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2013.

Overview of the Review Process

At a meeting of the Board held on December 12, 2012, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser (or its parent company); (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees ("Independent Counsel") on behalf of the Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser's recommendation that the Agreement be renewed

101

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

and the basis provided by the Adviser for such recommendation.

The Contracts Committee began the formal review process in August 2012 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the "Peer Group Methodology"). Prior to the August meeting, the Contracts Committee had engaged an independent consultant (the "Independent Consultant") to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant's findings were reported to the Contracts Committee at a meeting of the Committee held on August 1-2, 2012 and incorporated into the Peer Group Methodology approved by the Board on August 2, 2012. The Contracts Committee then held meetings on September 11-13, 2012, October 15-16, 2012, November 29, 2012 and December 10-12, 2012, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated information relating to the Agreements, including the information described above. As part of the review process, the Contracts Committee met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2013, the Board evaluated the nature, extent and quality of services provided to the

Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a "manager-of-managers" structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the "manager-of-managers" structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. In this regard, the Board noted the Adviser's assistance to the Funds in identifying and hiring a new Chief Compliance Officer ("CCO") during 2012, and in approving enhancements to the staff of the office of the CCO. Additionally, the Board considered information related to the quality of the risk management program established by ING's Chief Risk Officer for the Funds, and received reports from other risk management personnel regarding the risk characteristics of the Funds. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not materially increased the quantity of research acquired through the use of soft dollars from the Funds' brokerage. In this regard, the Independent

102

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep's plans for divestiture of its insurance business, including its investment management business (the "Insurance Divestiture"). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser's responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years and related legislative and regulatory changes. In particular, the Board considered the Adviser's efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds' securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board's approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve the performance of certain

Funds, including those funds that make use of quantitative investment strategies.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2012 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2012.

With respect to each Fund that seeks investment results corresponding to the total return of an index (commonly referred to as an "index fund"), the Board focused on the reasonableness of the differences between the Fund's performance and the total return of such index during these time periods, rather than the performance of the Fund relative to the applicable Morningstar or Lipper category or Selected Peer Group. With respect to each index fund, the Board concluded that differences between the performance of the index fund and benchmark index during relevant time periods have been reasonable.

With respect to the ING BlackRock Science and Technology Opportunities Portfolio, management recommended and the Board approved (subject to obtaining shareholder approval) a merger of the Portfolio into another fund in the ING Complex. The Board concluded that it would be appropriate and consistent with the interests of the Portfolio and its shareholders to continue the existing Agreements for such Portfolio pending completion of the merger.

Subject to the foregoing, the Board concluded with respect to each Fund that (i) the performance of the Fund is satisfactory and/or (ii) that appropriate actions are being taken to improve the Fund's performance and that additional time is needed to evaluate the effectiveness of such actions.

103

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Fund covered by this report, are set forth below under "Fund-by-Fund Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser's agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one-year and not to terminate such agreement in future years without prior approval of the Board. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to any Fund sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the fees charged to the Fund for advisory, sub-advisory and related services is fair and reasonable.

Summaries of selected portions of the fee and expense information reviewed for the Funds covered by this report are set forth below under "Fund-by-Fund Analysis."

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2011 and December 31, 2010 and the six-month period ended June 30, 2012. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

104

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds include breakpoints such that, as the assets of the Fund grow, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the actions taken during 2012, consistent with prior undertakings provided by the Adviser to the Board, to implement new or additional breakpoints for the following Funds: ING WisdomTree Global High Yielding Equity Index Portfolio; ING Russell Mid Cap Growth Index Portfolio; ING Blackrock Science and Technology Opportunities Portfolio; ING Hang Seng Index Portfolio; ING Corporate Leaders 100 Fund; ING International Index Portfolio; ING Russell Large Cap Growth Index Portfolio; ING Russell Small Cap Index Portfolio; ING Russell Large Cap Index Portfolio; ING Russell Mid Cap Index Portfolio; and ING U.S. Bond Index Portfolio. Based upon the foregoing (and after giving effect to all new or additional breakpoints), the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not require the implementation of new breakpoints or additional breakpoints, as the case may be, with respect to any other Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2013, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2012 and the management fees and expense data described below are as of June 30, 2012.

ING Balanced Portfolio

In evaluating the investment performance of ING Balanced Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for most recent calendar quarter, year-to-date, one-year and three-year periods and underperformed its Morningstar category median for five-year period; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter, year-to-date, one-year and three-year periods and underperformed its Morningstar category median for five-year period and underperformed its benchmark index for the five-year period; and (3) that the Portfolio is ranked in its Morningstar category in the first quintile for the most recent calendar quarter, in the second quintile for the year-to-date, one-year and three-year periods, and in the fourth quintile for the five-year period. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee of ING Balanced Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratio of the funds in its Selected Peer Group.

ING BlackRock Science and Technology Opportunities Portfolio

In evaluating the investment performance of ING BlackRock Science and Technology Opportunities Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median for each period presented; (2) the Portfolio underperformed its benchmark index for the most recent calendar quarter, year-to-date, one-year and three-year periods and outperformed its benchmark index for the five-year period; and (3) the Portfolio is

105

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, year-to-date, three-year and five-year periods and the fifth quintile for the one-year period. The Board further noted that, at the request of the Contracts Committee and consistent with representations made by the Adviser during the 2011 annual contract renewal process, the Adviser has amended the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Fund grow.

In assessing the reasonableness of the management fee for ING BlackRock Science and Technology Opportunities Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the portfolios in its Selected Peer Group.

Additionally, the Board noted that management recommended and the Board approved (subject to obtaining shareholder approval) a merger of the Portfolio into another fund in the ING Complex. The Board concluded that it would be appropriate and consistent with the interests of the Portfolio and its shareholders to continue the existing Agreements for such Portfolio pending completion of the merger

ING Growth and Income Portfolio

In evaluating the investment performance of ING Growth and Income Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for each period presented; (2) outperformed its benchmark index for the most recent calendar quarter, year-to-date, one-year and five-year periods, and underperformed its benchmark index for the three-year period; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the most recent calendar quarter, year-to-date and one-year periods, and in the second quintile for the thee-year and five-year periods. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee for ING Growth and Income Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Small Company Portfolio

In evaluating the investment performance of ING Small Company Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the year-to-date, one-year, three-year and five-year periods and underperformed for the most recent calendar quarter; (2) the Portfolio outperformed its benchmark index for the one-year and five-year periods, but underperformed the benchmark index for the most recent calendar quarter, year-to-date and three-year periods; and (3) the Portfolio is ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, in the third quintile for the year-to-date and three-year periods and in the second quintile for the one-year and five-year periods. The Board concluded that the performance of the Fund is satisfactory.

In assessing the reasonableness of the management fee for ING Small Company Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Intermediate Bond Portfolio

In evaluating the investment performance of ING Intermediate Bond Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, one-year and three-year periods, and underperformed for the five-year period; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter, year-to-date, one-year and three-year periods, and underperformed for the five-year period and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the most recent calendar quarter and three-year periods, the second quintile for the year-to-date and one-year periods and in the fourth quintile for the five-year period. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Intermediate Bond Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

106

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

ING Money Market Portfolio

In evaluating the investment performance of ING Money Market Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for each period presented; (2) the Portfolio outperformed its benchmark index for each period presented; and (3) although the Portfolio is not ranked by Morningstar, the Portfolio is ranked in its Lipper category in the first quintile for each period presented. In assessing the performance of the Fund, the Board noted that throughout 2012 the Sub-Adviser continued to operate the Fund in a risk averse manner by investing primarily in highly liquid instruments of short duration of high quality issuers due to the continued high level of volatility in the money markets. The Board also recognized that since 2009 the Adviser and its affiliates have been waiving, and/or reimbursing fees in order for the Fund to maintain a net yield equal to, or greater than zero. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Money Market Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group. The Board noted that during 2011 the Adviser and its affiliates continued to voluntarily waive, and/or reimburse fees in order for the Fund to maintain a net yield equal to, or greater than zero.

107

Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-ACAPAPALL (1212-022013)

Annual Report

December 31, 2012

Classes ADV, I, S and S2

ING Variable Product Index Funds

■	ING Australia Index Portfolio
■	ING Emerging Markets Index Portfolio
■	ING Euro STOXX 50® Index Portfolio
■	ING FTSE 100 Index® Portfolio
■	ING Hang Seng Index Portfolio
■	ING International Index Portfolio
■	ING Japan TOPIX Index Portfolio
■	ING RussellTM Large Cap Growth Index Portfolio
■	ING RussellTM Large Cap Index Portfolio
■	ING RussellTM Large Cap Value Index Portfolio
■	ING RussellTM Mid Cap Growth Index Portfolio
■	ING RussellTM Mid Cap Index Portfolio
■	ING RussellTM Small Cap Index Portfolio
■	ING U.S. Bond Index Portfolio
■	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	6
Shareholder Expense Examples	36
Report of Independent Registered Public Accounting Firm	39
Statements of Assets and Liabilities	40
Statements of Operations	48
Statements of Changes in Net Assets	52
Financial Highlights	60
Notes to Financial Statements	68
Summary Portfolios of Investments	88
Tax Information	142
Director and Officer Information	144
Advisory Contract Approval Discussion	149
Shareholder Meeting Information	157

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Looking Forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled “Global Trends 2030: Alternative Worlds.” The report identifies four “megatrends” that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It’s important to remember that these are projections and subject to change, but they point to the value of keeping one’s portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 4, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2012

In the early part of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The recovery from there was dramatic and the MSCI World IndexSM ended up 15.71% for the whole year, despite slow, patchy improvement in economic data, and investors’ frustration at the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. (The MSCI World IndexSM returned 15.83% for the one year ended December 31, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding less than one third of the way to 139,000 by December. The unemployment rate was still uncomfortably high at 7.7%.

By December, other economic data, from average hourly earnings growth to consumer confidence to retail sales were mostly inconclusive. Final third quarter gross domestic product (“GDP”) growth was revised up to 3.1%, but it didn’t feel like it and the next few quarters were expected to show growth at about half of this level.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 4.3% year-over-year gain, while new home sales in November were the highest since April 2010.

Also in the relative doldrums was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the shortage of good news, the MSCI World IndexSM ended December 16% above the low point in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain’s shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank (“ECB”) President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Under certain conditions, the ECB would buy without limitation the 1–3 year bonds of a country in difficulties.

In September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Then in December, “Operation Twist” was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

So the year ended with central bankers sounding increasingly determined to underpin the euro and the prices of risky assets. This was enough to drive those prices higher despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece’s next bailout tranche until November 27. In the U.S., the newly-elected Congress looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement on tax increases alone which postponed an even bigger conflict on spending and the debt ceiling until March.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 4.22% in 2012. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB, returned only 1.99% as risk appetite recovered. By contrast the Barclays Capital U.S. Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 9.82%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 15.78%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 16.00% in the fiscal year. By sector, financials led the way with a return of 28.82%, followed by consumer discretionary with a return of 23.92%. No sector incurred a loss, but defensive utilities’ slim 1.29% gain reflected improved risk appetite. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets, the dollar fell 1.76% against the euro, which rebounded after Draghi’s July pronouncements, and 4.38% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 12.79% over the yen in 2012, as Japan’s parliamentary opposition won a landslide in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index soared 21.57%, due mainly to the monetary stimulus referred to above. This was despite the effect on Japan’s export focused economy of the euro zone crisis, the slowdown in China and a return to recession. The MSCI Europe ex UK® Index rose 18.78% due to central bank initiatives, in the face of economic news that was unremittingly bad, also including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 10.19%, boosted by financials but held back by large, lagging energy and materials. The U.K. GDP grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

EURO STOXX 50® Index	Covers 50 stocks from 12 euro zone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
FTSE 100 Index®	A share index of the 100 most highly capitalized U.K. companies listed on the London Stock Exchange.
Hang Seng Index	A free float-adjusted market capitalization-weighted stock market index in Hong Kong.
MSCI EAFE® Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

MSCI Emerging Markets 50 Index
A tradable version of the MSCI Emerging Markets IndexSM. The index is highly correlated to the broad MSCI Emerging Markets IndexSM, but is composed of just 50 of its largest constituents. The index applies eligibility criteria to exclude some of the smallest Emerging Markets countries and uses depositary receipts in selected markets to increase accessibility.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index.
Russell Top 200® Index	An unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
Russell Top 200® Growth Index
Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200® Index companies with higher price-to-book ratios and higher forecasted growth values.

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
Russell Top 200® Value Index
Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200® Index companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Standard & Poor’s ASX 200 Index
An investable benchmark for the Australian equity market and it addresses the needs of investment managers seeking to benchmark against a portfolio characterized by sufficient size and liquidity. The Index measures the performance of the 200 largest index-eligible stocks listed on the Australian Securities Exchange by float-adjusted market capitalization. Representative, liquid, and tradable, it is widely considered Australia’s preeminent benchmark index. The Index is float-adjusted, covering approximately 80% of Australian equity market capitalization.

Tokyo Stock Price Index®	A composite index for the Tokyo Stock Exchange tracking all domestic stocks from the first section of the exchange.
WisdomTreeSM Global High-Yielding Equity Index
A fundamentally weighted index that measures the performance of high dividend-yielding companies selected from the Wisdom Tree Global Dividend Index, which measures the performance of dividend-paying companies in the U.S., developed and emerging markets.

ING AUSTRALIA INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Financials	40.9%
Materials	21.4%
Consumer Staples	8.3%
Industrials	6.5%
Energy	6.1%
Telecommunication Services	5.0%
Health Care	4.3%
Consumer Discretionary	3.3%
Utilities	1.7%
Information Technology	0.6%
Assets in Excess of Other Liabilities*	1.9%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Australia Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Standard & Poor’s ASX 200 Index (“S&P ASX 200 Index”). The Portfolio is managed by Vincent Costa and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of 22.91% compared to the S&P ASX 200 Index, which returned 21.78% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the S&P ASX 200 Index. The Portfolio attempts to track the S&P ASX 200 Index by investing all, or substantially all, of its assets in stocks that make up the S&P ASX 200 Index. The Portfolio may not always hold all of the same securities as the S&P ASX 200 Index.

All sectors posted positive returns for the year with healthcare, telecommunication services and financials posting the largest gains. Conversely, materials contributed the least to performance and energy was negative for the year.

Current Outlook and Strategy: Despite the thirteenth-hour compromise on the fiscal cliff in the United States, risks remain for 2013. We believe the crisis in Europe could flare up if slow growth further pressures heavily indebted countries such as Spain and Italy. There is no guarantee that developing market growth will continue. The biggest challenges for the United States remain striking a balance between economic growth and deficit reduction, and solving long-term fiscal problems. Given current stock valuations, these risks could portend a bumpy ride for investors. Still, with many central banks expected to keep stimulating their economies, we could see further equity gains in 2013.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
BHP Billiton Ltd.	10.4%
Commonwealth Bank of Australia	8.7%
Westpac Banking Corp.	7.0%
Australia & New Zealand Banking Group Ltd.	6.0%
National Australia Bank Ltd.	5.1%
Telstra Corp., Ltd.	4.7%
Wesfarmers Ltd.	3.7%
Woolworths Ltd.	3.2%
Rio Tinto Ltd.	2.5%
CSL Ltd.	2.3%
Portfolio holdings are subject to change daily.

*	Effective April 30, 2012, May Tong and Steve Sedmak were removed as portfolio managers to the Portfolio and Vincent Costa and Steve Wetter were added as portfolio managers to the Portfolio.

**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING AUSTRALIA INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV and I March 2, 2011
Class ADV	22.26%	3.56%
Class I	22.91%	4.13%
S&P ASX 200 Index	21.78%	4.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Australia Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING EMERGING MARKETS INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Information Technology	22.8%
Financials	22.8%
Energy	17.2%
Telecommunication Services	10.7%
Materials	9.2%
Consumer Discretionary	6.7%
Consumer Staples	4.2%
Industrials	0.6%
Assets in Excess of Other Liabilities*	5.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Emerging Markets Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities. The Portfolio is managed by Vincent Costa and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 16.20% compared to the MSCI Emerging Markets 50 Index (“MSCI EM 50 Index”), which returned 15.80% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EM 50 Index. The Portfolio attempts to track the MSCI EM 50 Index by investing all, or substantially all, of its assets in stocks that make up the MSCI EM 50 Index. The Portfolio may not always hold all of the same securities as MSCI EM 50 Index.

For the one-year period, all regions and sectors of the Portfolio posted positive returns, with the exception of the materials sector, which was slightly negative for the year. Among the strongest performing countries in the Portfolio were South Korea, China and Taiwan. Among the top individual contributors to performance were Samsung Electronics Co. Ltd., Taiwan Semiconductor Manufacturing Co. Ltd., China Mobile Ltd. and Tencent Holdings Ltd. Leading detractors from performance were Petrobras Petroleo Brasileiro Pref. ADR, HTC Corp. and China Unicom (Hong Kong) Ltd.

Impact of Derivatives: MSCI emerging market futures were used to hedge the Portfolio’s cash position. They were modest detractors from performance.

Current Strategy and Outlook: Despite the thirteenth-hour compromise on the fiscal cliff in the United States, risks remain for 2013. We believe the crisis in Europe could flare up if slow growth further pressures heavily indebted countries such as Spain and Italy. There is no guarantee that developing market growth will continue. The biggest challenges for the United States remain striking a balance between economic growth and deficit reduction, and solving long-term fiscal problems. Given current stock valuations, these risks could portend a bumpy ride for investors. Still, with many central banks expected to keep stimulating their economies, we could see further equity gains in 2013.

The Portfolio continues to invest in MSCI emerging markets futures, which allowed it to maintain equity-like exposures for its cash positions, while retaining their cash-like liquidity.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
Samsung Electronics Co., Ltd.	10.4%
Taiwan Semiconductor Manufacturing Co., Ltd.	5.4%
China Mobile Ltd.	4.6%
China Construction Bank	3.8%
Gazprom OAO ADR	3.3%
Industrial and Commercial Bank of China Ltd.	3.1%
America Movil S.A.B de CV ADR	2.9%
Vale SA ADR	2.7%
Petroleo Brasileiro SA ADR	2.6%
CNOOC Ltd.	2.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

*	Effective April 30, 2012, May Tong and Steve Sedmak were removed as portfolio managers to the Portfolio and Vincent Costa and Steve Wetter were added as portfolio managers to the Portfolio.

**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING EMERGING MARKETS INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S and S2 December 19, 2011
Class ADV	16.01%	18.94%
Class I	16.38%	19.42%
Class S	16.20%	19.13%
Class S2	16.10%	19.03%
MSCI EM 50 Index	15.80%	19.63%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Markets Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING EURO STOXX 50® INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Financials	24.5%
Health Care	10.0%
Consumer Staples	9.8%
Industrials	9.3%
Consumer Discretionary	9.3%
Energy	9.2%
Materials	7.3%
Utilities	6.5%
Telecommunication Services	6.4%
Information Technology	5.3%
Assets in Excess of Other Liabilities*	2.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Euro STOXX 50® Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index. The Portfolio is managed by Vincent Costa and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of 22.42% compared to the EURO STOXX 50® Index, which returned 19.90% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the EURO STOXX 50® Index. The Portfolio attempts to track the EURO STOXX 50® Index by investing all, or substantially all, of its assets in stocks that make up the EURO STOXX 50® Index. The Portfolio may not always hold all of the same securities as the EURO STOXX 50® Index.

8 out of 10 sectors posted positive returns for the year with consumer discretionary, health care and information technology posting the largest gains. Conversely, telecommunication services and utilities were negative for the year.

Current Strategy and Outlook: Despite the thirteenth-hour compromise on the fiscal cliff in the United States, risks remain for 2013. We believe the crisis in Europe could flare up if slow growth further pressures heavily indebted countries such as Spain and Italy. There is no guarantee that developing market growth will continue. The biggest challenges for the United States remain striking a balance between economic growth and deficit reduction, and solving long-term fiscal problems. Given current stock valuations, these risks could portend a bumpy ride for investors. Still, with many central banks expected to keep stimulating their economies, we could see further equity gains in 2013.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
Total S.A.	5.3%
Sanofi-Aventis SA	5.3%
Siemens AG	4.3%
BASF AG	4.1%
Banco Santander Central Hispano S.A.	3.9%
Bayer AG	3.7%
SAP AG	3.5%
ENI S.p.A.	3.1%
Anheuser-Busch InBev Worldwide, Inc.	3.0%
Allianz AG	3.0%
Portfolio holdings are subject to change daily.

*	Effective April 30, 2012, May Tong and Steve Sedmak were removed as portfolio managers to the Portfolio and Vincent Costa and Steve Wetter were added as portfolio managers to the Portfolio.

**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING EURO STOXX 50® INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	21.83%	1.89%
Class I	22.42%	2.38%
Euro STOXX 50® Index	19.90%	(0.83	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Euro STOXX 50® Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from September 1, 2009.

ING FTSE 100 INDEX® PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Financials	19.8%
Energy	17.9%
Consumer Staples	16.7%
Materials	12.2%
Health Care	7.7%
Consumer Discretionary	6.3%
Telecommunication Services	6.2%
Industrials	6.1%
Utilities	4.2%
Information Technology	0.9%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING FTSE 100 Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index®. The Portfolio is managed by Vincent Costa and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of 15.74% compared to the FTSE 100 Index®, which returned 15.03% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the FTSE 100 Index®. The Portfolio attempts to track the FTSE 100 Index® by investing all, or substantially all, of its assets in stocks that make up the FTSE 100 Index®. The Portfolio may not always hold all of the same securities as the FTSE 100 Index®.

9 out of 10 sectors posted positive returns for the year with financials, consumer discretionary and information technology posting the largest gains. Conversely, telecommunication services contributed the least to performance results and energy was negative for the year.

Current Outlook and Strategy: Despite the thirteenth-hour compromise on the fiscal cliff in the United States, risks remain for 2013. We believe the crisis in Europe could flare up if slow growth further pressures heavily indebted countries such as Spain and Italy. There is no guarantee that developing market growth will continue. The biggest challenges for the United States remain striking a balance between economic growth and deficit reduction, and solving long-term fiscal problems. Given current stock valuations, these risks could portend a bumpy ride for investors. Still, with many central banks expected to keep stimulating their economies, we could see further equity gains in 2013.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
HSBC Holdings PLC	7.8%
BP PLC	5.3%
Royal Dutch Shell PLC — Class A	5.2%
Vodafone Group PLC	5.0%
GlaxoSmithKline PLC	4.3%
British American Tobacco PLC	4.0%
Royal Dutch Shell PLC — Class B	3.8%
BHP Billiton PLC	3.0%
Diageo PLC	2.9%
Rio Tinto PLC	2.9%
Portfolio holdings are subject to change daily.

*	Effective April 30, 2012, May Tong and Steve Sedmak were removed as portfolio managers to the Portfolio and Vincent Costa and Steve Wetter were added as portfolio managers to the Portfolio.

**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING FTSE 100 INDEX® PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	15.24%	10.38%
Class I	15.74%	10.90%
FTSE 100 Index®	15.03%	9.27	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FTSE 100 Index® Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from September 1, 2009.

ING HANG SENG INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Financials	56.4%
Energy	12.0%
Telecommunication Services	8.2%
Utilities	4.8%
Industrials	4.1%
Information Technology	3.8%
Consumer Discretionary	3.6%
Consumer Staples	2.8%
Materials	0.2%
Assets in Excess of Other Liabilities*	4.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Hang Seng Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index. The Portfolio is managed by Vincent Costa and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 28.41% compared to the Hang Seng Index, which returned 27.72% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Hang Seng Index. The Portfolio attempts to track the Hang Seng Index by investing all, or substantially all, of its assets in stocks that make up the Hang Seng Index. The Portfolio may not always hold all of the same securities as the Hang Seng Index.

All 10 sectors posted positive returns for the year with information technology, financials and industrials posting the largest gains. Materials contributed the least to performance.

Current Strategy and Outlook: Despite the thirteenth-hour compromise on the fiscal cliff in the United States, risks remain for 2013. We believe the crisis in Europe could flare up if slow growth further pressures heavily indebted countries such as Spain and Italy. There is no guarantee that developing market growth will continue. The biggest challenges for the United States remain striking a balance between economic growth and deficit reduction, and solving long-term fiscal problems. Given current stock valuations, these risks could portend a bumpy ride for investors. Still, with many central banks expected to keep stimulating their economies, we could see further equity gains in 2013.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
HSBC Holdings PLC	14.2%
China Mobile Ltd.	7.4%
China Construction Bank	7.1%
Industrial and Commercial Bank of China Ltd.	5.5%
AIA Group Ltd.	4.5%
CNOOC Ltd.	4.1%
Tencent Holdings Ltd.	3.8%
Bank of China Ltd.	3.7%
PetroChina Co., Ltd.	3.2%
China Life Insurance Co., Ltd.	2.6%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

*	Effective April 30, 2012, May Tong and Steve Sedmak were removed as portfolio managers to the Portfolio and Vincent Costa and Steve Wetter were added as portfolio managers to the Portfolio.

**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING HANG SENG INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S andS2 May 4, 2009
Class ADV	28.14%	10.93%
Class I	28.70%	11.47%
Class S	28.41%	11.20%
Hang Seng Index	27.72%	14.63	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Hang Seng Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from May 1, 2009.

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Financials	23.3%
Industrials	12.0%
Consumer Staples	11.0%
Consumer Discretionary	10.1%
Health Care	9.3%
Materials	9.3%
Energy	7.3%
Telecommunication Services	4.6%
Information Technology	4.1%
Utilities	3.5%
Telecommunications	0.0%
Assets in Excess of Other Liabilities*	5.5%
Net Assets	100.0%
* Includes short-term investments. Portfolio holdings are subject to change daily.

ING International Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index. The Portfolio is managed by Vincent Costa and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 18.50% compared to the MSCI EAFE®Index, which returned 17.32% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index. The Portfolio attempts to track the MSCI EAFE® Index by investing all, or substantially all, of its assets in stocks that make up the MSCI EAFE® Index. The Portfolio may not always hold all of the same securities as the MSCI EAFE® Index.

9 out of 10 sectors posted positive returns for the year with financials, consumer discretionary and health care posting the largest gains. Conversely, energy and utilities contributed the least to performance results while the telecommunication services sector was negative for the year.

Current Strategy and Outlook: Despite the thirteenth-hour compromise on the fiscal cliff in the United States, risks remain for 2013. We believe the crisis in Europe could flare up if slow growth further pressures heavily indebted countries such as Spain and Italy. There is no guarantee that developing market growth will continue. The biggest challenges for the United States remain striking a balance between economic growth and deficit reduction, and solving long-term fiscal problems. Given current stock valuations, these risks could portend a bumpy ride for investors. Still, with many central banks expected to keep stimulating their economies, we could see further equity gains in 2013.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
Nestle S.A.	1.8%
HSBC Holdings PLC	1.7%
Novartis AG	1.3%
Roche Holding AG — Genusschein	1.2%
BP PLC	1.2%
Royal Dutch Shell PLC — Class A	1.1%
Toyota Motor Corp.	1.1%
BHP Billiton Ltd.	1.1%
Vodafone Group PLC	1.1%
Sanofi-Aventis SA	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

*	Effective April 30, 2012, May Tong and Steve Sedmak were removed as portfolio managers to the Portfolio and Vincent Costa and Steve Wetter were added as portfolio managers to the Portfolio.

**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I and S March 10, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	18.12%	(1.79)%		—
Class I	18.72%	(1.28)%		—
Class S	18.50%	(1.54)%		—
Class S2	18.29%	—		16.58%
MSCI EAFE® Index	17.32%	(2.15	)%(1)	16.71	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.

(2)	Since inception performance for the index is shown from March 1, 2009.

ING JAPAN TOPIX INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Industrials	21.6%
Consumer Discretionary	19.5%
Financials	19.2%
Information Technology	10.9%
Materials	7.5%
Consumer Staples	7.0%
Health Care	5.9%
Telecommunication Services	4.1%
Utilities	2.5%
Energy	1.4%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Japan TOPIX Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“TOPIX Index”). The Portfolio is managed by Vincent Costa and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of 8.19% compared to the TOPIX Index, which returned 7.54% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the TOPIX Index. The Portfolio attempts to track the TOPIX Index by investing all, or substantially all, of its assets in stocks that make up the TOPIX Index. The Portfolio may not always hold all of the same securities as the TOPIX Index.

6 out of 10 sectors posted positive returns for the year, with financials posting the strongest gains. Conversely, utilities, energy, information technology and telecommunication services were negative for the year.

Current Strategy and Outlook: Despite the thirteenth-hour compromise on the fiscal cliff in the United States, risks remain for 2013.We believe the crisis in Europe could flare up if slow growth further pressures heavily indebted countries such as Spain and Italy. There is no guarantee that developing market growth will continue. The biggest challenges for the United States remain striking a balance between economic growth and deficit reduction, and solving long-term fiscal problems. Given current stock valuations, these risks could portend a bumpy ride for investors. Still, with many central banks expected to keep stimulating their economies, we could see further equity gains in 2013.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
Toyota Motor Corp.	4.3%
Mitsubishi UFJ Financial Group, Inc.	2.9%
Honda Motor Co., Ltd.	2.2%
Sumitomo Mitsui Financial Group, Inc.	1.9%
Canon, Inc.	1.8%
Mizuho Financial Group, Inc.	1.7%
Fanuc Ltd.	1.4%
Nippon Telegraph & Telephone Corp.	1.3%
Takeda Pharmaceutical Co., Ltd.	1.3%
Softbank Corp.	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

*	Effective April 30, 2012, May Tong and Steve Sedmak were removed as portfolio managers to the Portfolio and Vincent Costa and Steve Wetter were added as portfolio managers to the Portfolio.

**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING JAPAN TOPIX INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	7.60%	0.99%
Class I	8.19%	1.50%
Tokyo Stock Price Index® (TOPIX)	7.54%	0.84	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Japan TOPIX Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from September 1, 2009.

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Information Technology	36.1%
Consumer Staples	14.2%
Consumer Discretionary	13.3%
Industrials	11.6%
Health Care	11.5%
Energy	3.5%
Financials	3.4%
Materials	2.9%
Telecommunication Services	2.4%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING RussellTM Large Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index. The Portfolio is managed by Vincent Costa and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 14.26% compared to the Russell Top 200® Growth Index, which returned 15.06% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index. The Portfolio attempts to track the Russell Top 200® Growth Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Growth Index.

All 10 sectors posted positive returns for the year with financials, health care and consumer discretionary posting the largest gains. Consumer staples and materials were positive for the year, but contributed the least to performance results.

Current Outlook & Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions, and that it is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. The strength of U.S. corporations remains intact as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
Apple, Inc.	9.7%
International Business Machines Corp.	4.1%
Microsoft Corp.	3.9%
Google, Inc. — Class A	3.6%
Coca-Cola Co.	2.7%
Philip Morris International, Inc.	2.5%
Oracle Corp.	2.5%
Verizon Communications, Inc.	2.4%
PepsiCo, Inc.	2.1%
Qualcomm, Inc.	2.1%
Portfolio holdings are subject to change daily.

*	Effective April 30, 2012, May Tong and Steve Sedmak were removed as portfolio managers to the Portfolio and Vincent Costa and Steve Wetter were added as portfolio managers to the Portfolio.

**	Returns presented for the Portfolio are net of expenses.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, and S May 1, 2009
Class ADV	13.90%	15.53%
Class I	14.50%	16.10%
Class S	14.26%	15.80%
Russell Top 200® Growth Index	15.06%	16.84%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Large Cap Growth Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Information Technology	19.7%
Financials	14.3%
Health Care	12.1%
Energy	11.1%
Consumer Staples	10.9%
Consumer Discretionary	10.3%
Industrials	9.4%
Telecommunication Services	3.3%
Materials	2.8%
Utilities	2.4%
Assets in Excess of Other Liabilities*	3.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING RussellTM Large Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index. The Portfolio is managed by Vincent Costa and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 15.38% compared to the Russell Top 200® Index, which returned 16.04% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index. The Portfolio attempts to track the Russell Top 200® Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Index.

Nine out of 10 sectors posted positive returns for the year with financials, consumer discretionary and health care posting the largest gains. Conversely, energy contributed the least to performance and utilities were negative for the year.

Current Outlook & Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions, and that it is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. The strength of U.S. corporations remains intact as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
Apple, Inc.	4.7%
ExxonMobil Corp.	3.8%
General Electric Co.	2.1%
Chevron Corp.	2.0%
International Business Machines Corp.	2.0%
Microsoft Corp.	1.9%
AT&T, Inc.	1.9%
Johnson & Johnson	1.8%
Pfizer, Inc.	1.8%
Procter & Gamble Co.	1.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

*	Effective April 30, 2012, May Tong and Steve Sedmak were removed as portfolio managers to the Portfolio and Vincent Costa and Steve Wetter were added as portfolio managers to the Portfolio.

**	Returns presented for the Portfolio are net of expenses.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM LARGE CAP INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I and S March 10, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	15.05%	3.33%		—
Class I	15.56%	3.87%		—
Class S	15.38%	3.61%		—
Class S2	15.17%	—		19.12%
Russell Top 200® Index	16.04%	3.31	%(1)	20.31	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Large Cap Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.

(2)	Since inception performance for the index is shown from March 1, 2009.

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Financials	25.5%
Energy	18.8%
Health Care	13.3%
Consumer Staples	8.0%
Consumer Discretionary	7.8%
Industrials	7.7%
Utilities	4.8%
Information Technology	4.6%
Telecommunication Services	4.2%
Materials	2.8%
Assets in Excess of Other Liabilities*	2.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING RussellTM Large Cap Value Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index. The Portfolio is managed by Vincent Costa and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 16.11% compared to the Russell Top 200® Value Index, which returned 17.01% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index. The Portfolio attempts to track the Russell Top 200® Value Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Value Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Value Index.

9 out of 10 sectors posted positive returns for the year, with consumer discretionary, financials and industrials posting the largest gains. Conversely, energy contributed the least to performance and utilities were negative for the year.

Current Outlook & Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions, and that it is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. The strength of U.S. corporations remains intact as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
ExxonMobil Corp.	7.7%
General Electric Co.	4.2%
Chevron Corp.	4.0%
AT&T, Inc.	3.7%
Pfizer, Inc.	3.6%
Procter & Gamble Co.	3.3%
Wells Fargo & Co.	3.2%
JPMorgan Chase & Co.	3.2%
Berkshire Hathaway, Inc.	3.0%
Johnson & Johnson	2.8%
Portfolio holdings are subject to change daily.

*	Effective April 30, 2012, May Tong and Steve Sedmak were removed as portfolio managers to the Portfolio and Vincent Costa and Steve Wetter were added as portfolio managers to the Portfolio.

**	Returns presented for the Portfolio are net of expenses.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, and S May 1, 2009
Class ADV	15.92%	14.19%
Class I	16.47%	14.73%
Class S	16.11%	14.46%
Russell Top 200® Value Index	17.01%	15.40%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Large Cap Value Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Consumer Discretionary	24.9%
Information Technology	16.8%
Industrials	15.1%
Health Care	12.8%
Consumer Staples	7.6%
Financials	7.4%
Materials	6.6%
Energy	5.2%
Telecommunication Services	1.9%
Utilities	0.7%
Assets in Excess of Other Liabilities*	1.0%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING RussellTM Mid Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index. The Portfolio is managed by Vincent Costa and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 15.50% compared to the Russell Midcap® Growth Index, which returned 15.81% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index. The Portfolio attempts to track the Russell Midcap® Growth Index by investing all, or substantially all, of its assets in stocks that make up the Russell Midcap® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Growth Index.

9 out of 10 sectors posted positive returns for the year with telecommunication services, materials, and health care posting the largest gains. Conversely, energy contributed the least to performance and utilities were negative for the year.

Current Outlook & Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions, and that it is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. The strength of U.S. corporations remains intact as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
Crown Castle International Corp.	1.0%
PPG Industries, Inc.	1.0%
Alexion Pharmaceuticals, Inc.	0.9%
Intuit, Inc.	0.9%
Whole Foods Market, Inc.	0.8%
T. Rowe Price Group, Inc.	0.8%
Liberty Global, Inc.	0.8%
McGraw-Hill Cos., Inc.	0.8%
Lorillard, Inc.	0.7%
Discovery Communications, Inc. — Class A	0.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

*	Effective April 30, 2012, May Tong and Steve Sedmak were removed as portfolio managers to the Portfolio and Vincent Costa and Steve Wetter were added as portfolio managers to the Portfolio.

**	Returns presented for the Portfolio are net of expenses.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I, S and S2 May 1, 2009
Class ADV	15.13%	18.24%
Class I	15.74%	18.82%
Class S	15.50%	18.57%
Class S2	15.30%	18.38%
Russell Midcap® Growth Index	15.81%	19.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Mid Cap Growth Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING RUSSELLTM MID CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Financials	18.8%
Consumer Discretionary	15.9%
Information Technology	12.7%
Industrials	12.6%
Health Care	9.3%
Energy	6.9%
Materials	6.2%
Consumer Staples	5.9%
Utilities	5.6%
Telecommunication Services	1.6%
Assets in Excess of Other Liabilities*	4.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING RussellTM Mid Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index. The Portfolio is managed by Vincent Costa and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 16.69% compared to the Russell Midcap® Index, which returned 17.28% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by investing all, or substantially all, of its assets in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.

All 10 sectors posted positive returns for the year with the largest gains coming from telecommunication services, health care and materials. Conversely, utilities and energy were the two sectors that contributed the least to overall performance results.<

Current Outlook & Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions, and that it is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. The strength of U.S. corporations remains intact as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
Eaton Corp. PLC	0.5%
Marathon Petroleum Corp.	0.5%
Crown Castle International Corp.	0.5%
PPG Industries, Inc.	0.5%
HCP, Inc.	0.5%
Valero Energy Corp.	0.4%
Ventas, Inc.	0.4%
HJ Heinz Co.	0.4%
Aon PLC	0.4%
Noble Energy, Inc.	0.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

*	Effective April 30, 2012, May Tong and Steve Sedmak were removed as portfolio managers to the Portfolio and Vincent Costa and Steve Wetter were added as portfolio managers to the Portfolio.

**	Returns presented for the Portfolio are net of expenses.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM MID CAP INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I and S March 10, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	16.42%	6.01%		—
Class I	17.04%	6.53%		—
Class S	16.69%	6.24%		—
Class S2	16.48%	—		25.32%
Russell Midcap® Index	17.28%	5.64	%(1)	26.17	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Mid Cap Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.

(2)	Since inception performance for the index is shown from March 1, 2009.

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Financials	21.4%
Information Technology	15.6%
Industrials	15.4%
Consumer Discretionary	13.5%
Health Care	11.8%
Energy	5.6%
Materials	5.1%
Consumer Staples	3.5%
Utilities	3.3%
Telecommunication Services	0.7%
Assets in Excess of Other Liabilities*	4.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING RussellTM Small Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index. The Portfolio is managed by Vincent Costa and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 15.84% compared to the Russell 2000® Index, which returned 16.35% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by investing all, or substantially all, of its assets in stocks that make up the Russell 2000® Index. The Portfolio may not always hold all of the same securities as the Russell 2000® Index.

9 out of the 10 sectors in the benchmark posted positive returns for the year, with the strongest performance coming from consumer discretionary, materials and financials. Conversely, utilities contributed the least to performance, while energy was the sector posting a negative return in 2012.

Current Outlook & Strategy: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve has stated that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions, and that it is committed to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. The strength of U.S. corporations remains intact as evidenced by significant amounts of free cash flow and record-high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
Ocwen Financial Corp.	0.3%
Pharmacyclics, Inc.	0.3%
Alaska Air Group, Inc.	0.3%
Genesee & Wyoming, Inc.	0.3%
Acuity Brands, Inc.	0.3%
Two Harbors Investment Corp.	0.3%
WEX, Inc.	0.3%
Commvault Systems, Inc.	0.2%
Hexcel Corp.	0.2%
Warnaco Group, Inc.	0.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

*	Effective April 30, 2012, May Tong and Steve Sedmak were removed as portfolio managers to the Portfolio and Vincent Costa and Steve Wetter were added as portfolio managers to the Portfolio.

**	Returns presented for the Portfolio are net of expenses.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM SMALL CAP INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV, I and S March 10, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	15.53%	6.70%		—
Class I	16.04%	7.21%		—
Class S	15.84%	6.93%		—
Class S2	15.67%	—		23.50%
Russell 2000® Index	16.35%	6.03	%(1)	24.29	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Small Cap Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.

(2)	Since inception performance for the index is shown from March 1, 2009.

ING U.S. BOND INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2012 (as a percentage of net assets)
U.S. Treasury Obligations	35.8%
U.S. Government Agency Obligations	33.1%
Corporate Bonds/Notes	25.0%
Foreign Government Bonds	2.0%
Collateralized Mortgage Obligations	1.9%
Municipal Bonds	0.9%
Asset-Backed Securities	0.2%
Assets in Excess of Other Liabilities*	1.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING U.S. Bond Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Barclays Capital U.S. Aggregate Bond Index. The Portfolio is managed by Bob Kase, CFA, Michael Mata and Matthew Toms, CFA, Portfolio Managers, of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of 3.85% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 4.21% for the same period.

Portfolio Specifics***: January 1, 2012 — February 20, 2012* — Investor risk appetite was generally robust in January and February 2012. Economic data were generally better than expected, which pushed fears of a double-dip recession further to the back burner. While there were no substantial developments in the European sovereign debt crisis, it generally took a backseat to optimism about the economy. During the short time that we managed the Portfolio, Treasury yields moved higher and the spread sectors outperformed equal duration Treasuries.

Keeping with the mandate, we employed a risk constrained investment strategy that maintained a neutral duration position, yield curve structure, and sector structure relative to the benchmark. However, we did have discretion to seek added value through issue selection. During this period, corporate security selection was the main driver of the Fund’s outperformance. In particular, we added value from our positions in securities such as Bank of America and Lorillard. These positives were somewhat offset by our positions in ArcelorMittal and Hewlett-Packard.

February 21, 2012 — December 31, 2012* — Fortunately, the world did not come to an end in December as the Mayans had predicted. In fact, fixed income investors continued to endorse risk assets and the year finished strongly, with most spread sectors rallying and U.S. interest rates moving up modestly as the year ended. The Portfolio ended the year essentially in line with the benchmark return over the period.

Looking back over 2012 ING IM took over the investing of the Portfolio at the end of the first quarter of 2012. Since then the Portfolio has performed similar to the benchmark index. In the second and third quarters of 2012 we slightly outperformed the index with very modest outperformance coming from slight sector and security differences. In the fourth quarter we gave that back with modest underperformance due to the same.

Duration and curve position throughout the investment period was kept very close to that of the index and had essentially no impact to relative returns over the period.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
United States Treasury Note, 1.875%, 09/30/17	2.8%
United States Treasury Note, 2.375%, 07/31/17	2.1%
United States Treasury Note, 1.000%, 05/15/14	1.9%
United States Treasury Note, 0.125%, 07/31/14	1.9%
United States Treasury Note, 0.250%, 09/15/14	1.7%
United States Treasury Note, 0.250%, 09/15/15	1.6%
Ginnie Mae, 3.500%, 05/15/41	1.4%
United States Treasury Note, 1.000%, 08/31/19	1.4%
United States Treasury Bond, 4.375%, 05/15/40	1.4%
United States Treasury Note, 0.250%, 12/15/15	1.3%
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: The New Year’s celebrations are behind us, a fresh start is on the books for 2013, and it seems that a majority of the headwinds from 2012 have dissipated. However, we believe global imbalances are here to stay with minimal European growth being a drag on the global economy for the foreseeable future. In contrast, private sector growth in the United States appears to be sustainable against the backstop of highly accommodative monetary policy (substantial bond buying by the U.S. Federal Reserve). In addition, the stimulus cycle across emerging markets that featured broad rate cuts in 2012 is now paying dividends to investors. Despite the presence of political uncertainty and volatility likely induced at times by these global imbalances, our forecast is for sustained positive macro momentum and modest global growth in 2013.

In our view, spread sectors for 2013 will largely be a different game than in 2012 given our base-case scenario of moderate economic growth, abundant financial liquidity and good credit quality. Yields in the highest quality segments such as U.S. Treasuries, agencies, agency mortgage-backed securities (“MBS”) and asset-backed securities will be far less attractive relative to credit sensitive sectors such as investment grade corporates, non-agency MBS, high yield corporates and emerging market sovereigns and corporates.

The fixed income landscape has richened with valuations further stretched by capital flows from investors hungry for sources of sustainable yield and income. Therefore, we are still constructive on these spread-sensitive areas: investment grade and high yield credit, non-agency MBS and emerging market debt. These look to be areas better positioned to perform coming into 2013.

*	Effective February 21, 2012, ING Investment Management Co. LLC replaced Neuberger Berman Fixed Income LLC as the Sub-Adviser.

**	Returns presented for the Portfolio are net of expenses.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING U.S. BOND INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Class I March 7, 2008		Since Inception of Classes ADV and S March 10, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	3.35%	—		5.04%		—
Class I	3.85%	5.54%		—		—
Class S	3.59%	—		5.26%		—
Class S2	3.48%	—		—		5.96%
Barclays Capital U.S. Aggregate Bond Index	4.21%	5.76	%(1)	5.76	%(1)	6.74	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING U.S. Bond Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.

(2)	Since inception performance for the index is shown from March 1, 2009.

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Financials	27.1%
Telecommunication Services	15.5%
Energy	12.7%
Utilities	8.8%
Health Care	8.6%
Materials	7.8%
Industrials	6.8%
Consumer Staples	5.7%
Consumer Discretionary	3.5%
Information Technology	1.9%
Assets in Excess of Other Liabilities*	1.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio (the “Portfolio”) seeks investment returns that closely correspond to the price and yield performance (before fees and expenses) of the WisdomTreeSM Global High-Yielding Equity Index. The Portfolio is managed by Vincent Costa and Steve Wetter, Portfolio Managers of ING Investment Management Co. LLC (“ING IM”) — the Sub-Adviser.*

Performance**: For the year ended December 31, 2012, the Portfolio’s Class S shares provided a total return of 15.12% compared to the WisdomTreeSM Global High-Yielding Equity Index, which returned 14.71% for the same period.

Portfolio Specifics***: The Portfolio employs a “passive management” approach designed to track the performance of the WisdomTreeSM Global High-Yielding Equity Index. The Portfolio attempts to track the WisdomTreeSM Global High-Yielding Equity Index by investing all, or substantially all, of its assets in stocks that make up the WisdomTreeSM Global High-Yielding Equity Index. The Portfolio may not always hold all of the same securities as the WisdomTreeSM Global High-Yielding Equity Index.

All ten sectors posted positive returns with financials posting the largest contribution to returns. In contrast, information technology, energy and utilities were the worst performing sectors.

Current Strategy and Outlook: Risks remain for 2013 despite the thirteenth-hour compromise on the fiscal cliff, but we are nonetheless optimistic. Global financial markets are currently indicating low levels of stress; we anticipate that monetary and fiscal policies will be more expansionary outside the United States than within. With many central banks expected to keep stimulating their economies, we could see further equity gains in 2013. We believe European and Japanese valuations are more attractive than those in the United States, but there are still questions about 2013-2014 growth in both regions. Chinese economic developments continue to support a recovery in the equity market, and we believe China may continue to be a catalyst for emerging markets.

Top Ten Holdings as of December 31, 2012* (as a percentage of net assets)
AT&T, Inc.	1.6%
China Mobile Ltd.	1.6%
HSBC Holdings PLC	1.6%
China Construction Bank	1.5%
Commonwealth Bank of Australia	1.5%
Westpac Banking Corp.	1.4%
Total S.A.	1.3%
Novartis AG	1.2%
Vodafone Group PLC	1.2%
Pfizer, Inc.	1.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

*	Effective April 30, 2012, May Tong and Steve Sedmak were removed as portfolio managers to the Portfolio and Vincent Costa and Steve Wetter were added as portfolio managers to the Portfolio.

**	The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

***	Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	Since Inception of Classes ADV and S January 28, 2008
Class ADV	14.74%	(1.48)%
Class S	15.12%	(1.20)%
WisdomTreeSM Global High-Yielding Equity Index	14.71%	(0.44	)%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING WisdomTreeSM Global High-Yielding Equity Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from February 1, 2008.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
ING Australia Index Portfolio
Class ADV	$1,000.00	$1,177.80	0.92%	$5.04	$1,000.00	$1,020.51	0.92%	$4.67
Class I	1,000.00	1,180.40	0.42	2.30	1,000.00	1,023.03	0.42	2.14
ING Emerging Markets Index Portfolio
Class ADV	1,000.00	1,134.90	1.15	6.17	1,000.00	1,019.36	1.15	5.84
Class I	1,000.00	1,137.40	0.65	3.49	1,000.00	1,021.87	0.65	3.30
Class S	1,000.00	1,135.70	0.90	4.83	1,000.00	1,020.61	0.90	4.57
Class S2	1,000.00	1,134.70	1.05	5.63	1,000.00	1,019.86	1.05	5.33
ING Euro STOXX 50® Index Portfolio
Class ADV	1,000.00	1,225.20	0.96	5.37	1,000.00	1,020.31	0.96	4.88
Class I	1,000.00	1,227.20	0.46	2.58	1,000.00	1,022.82	0.46	2.34
ING FTSE 100 Index® Portfolio
Class ADV	1,000.00	1,119.70	0.91	4.85	1,000.00	1,020.56	0.91	4.62
Class I	1,000.00	1,122.20	0.41	2.19	1,000.00	1,023.08	0.41	2.08

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
ING Hang Seng Index Portfolio
Class ADV	$1,000.00	$1,175.70	1.24%	$6.78	$1,000.00	$1,018.90	1.24%	$6.29
Class I	1,000.00	1,178.00	0.74	4.05	1,000.00	1,021.42	0.74	3.76
Class S	1,000.00	1,177.60	0.99	5.42	1,000.00	1,020.16	0.99	5.03
ING International Index Portfolio
Class ADV	1,000.00	1,139.20	0.99	5.32	1,000.00	1,020.16	0.99	5.03
Class I	1,000.00	1,143.20	0.50	2.69	1,000.00	1,022.62	0.50	2.54
Class S	1,000.00	1,142.70	0.75	4.04	1,000.00	1,021.37	0.75	3.81
Class S2	1,000.00	1,141.30	0.90	4.84	1,000.00	1,020.61	0.90	4.57
ING Japan TOPIX Index Portfolio
Class ADV	1,000.00	1,038.90	0.90	4.61	1,000.00	1,020.61	0.90	4.57
Class I	1,000.00	1,040.90	0.40	2.05	1,000.00	1,023.13	0.40	2.03
ING RussellTM Large Cap Growth Index Portfolio
Class ADV	1,000.00	1,032.90	0.99	5.06	1,000.00	1,020.16	0.99	5.03
Class I	1,000.00	1,035.80	0.49	2.51	1,000.00	1,022.67	0.49	2.49
Class S	1,000.00	1,034.70	0.74	3.78	1,000.00	1,021.42	0.74	3.76
ING RussellTM Large Cap Index Portfolio
Class ADV	1,000.00	1,051.10	0.87	4.49	1,000.00	1,020.76	0.87	4.42
Class I	1,000.00	1,053.40	0.37	1.91	1,000.00	1,023.28	0.37	1.88
Class S	1,000.00	1,052.70	0.62	3.20	1,000.00	1,022.02	0.62	3.15
Class S2	1,000.00	1,052.00	0.77	3.97	1,000.00	1,021.27	0.77	3.91
ING RussellTM Large Cap Value Index Portfolio
Class ADV	1,000.00	1,069.30	1.00	5.20	1,000.00	1,020.11	1.00	5.08
Class I	1,000.00	1,072.00	0.50	2.60	1,000.00	1,022.62	0.50	2.54
Class S	1,000.00	1,069.90	0.75	3.90	1,000.00	1,021.37	0.75	3.81
ING RussellTM Mid Cap Growth Index Portfolio
Class ADV	1,000.00	1,066.70	1.00	5.19	1,000.00	1,020.11	1.00	5.08
Class I	1,000.00	1,069.30	0.50	2.60	1,000.00	1,022.62	0.50	2.54
Class S	1,000.00	1,068.30	0.75	3.90	1,000.00	1,021.37	0.75	3.81
Class S2	1,000.00	1,067.80	0.90	4.68	1,000.00	1,020.61	0.90	4.57
ING RussellTM Mid Cap Index Portfolio
Class ADV	1,000.00	1,082.20	0.93	4.87	1,000.00	1,020.46	0.93	4.72
Class I	1,000.00	1,085.40	0.43	2.25	1,000.00	1,022.97	0.43	2.19
Class S	1,000.00	1,083.30	0.68	3.56	1,000.00	1,021.72	0.68	3.46
Class S2	1,000.00	1,082.00	0.83	4.34	1,000.00	1,020.96	0.83	4.22
ING RussellTM Small Cap Index Portfolio
Class ADV	1,000.00	1,070.30	0.95	4.94	1,000.00	1,020.36	0.95	4.82
Class I	1,000.00	1,072.60	0.45	2.34	1,000.00	1,022.87	0.45	2.29
Class S	1,000.00	1,071.20	0.70	3.64	1,000.00	1,021.62	0.70	3.56
Class S2	1,000.00	1,070.30	0.85	4.42	1,000.00	1,020.86	0.85	4.32

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
ING U.S. Bond Index Portfolio
Class ADV	$1,000.00	$1,013.20	0.91%	$4.61	$1,000.00	$1,020.56	0.91%	$4.62
Class I	1,000.00	1,014.90	0.41	2.08	1,000.00	1,023.08	0.41	2.08
Class S	1,000.00	1,014.00	0.66	3.34	1,000.00	1,021.82	0.66	3.35
Class S2	1,000.00	1,013.30	0.81	4.10	1,000.00	1,021.06	0.81	4.12
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV	1,000.00	1,110.40	1.34	7.11	1,000.00	1,018.40	1.34	6.80
Class S	1,000.00	1,112.20	1.09	5.79	1,000.00	1,019.66	1.09	5.53

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING Australia Index Portfolio, ING Emerging Markets Index Portfolio , ING Euro STOXX 50® Index Portfolio, ING FTSE 100 Index® Portfolio, ING Hang Seng Index Portfolio, ING International Index Portfolio, ING Japan TOPIX Index Portfolio, ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, ING RussellTM Mid Cap Growth Index Portfolio, ING RussellTM Mid Cap Index Portfolio, ING RussellTM Small Cap Index Portfolio, ING U.S. Bond Index Portfolio and ING WisdomTreeSM Global High-Yielding Equity Index Portfolio, each a series of the ING Variable Portfolios, Inc., as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2013

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING Australia Index Portfolio	ING Emerging Markets Index Portfolio	ING Euro STOXX 50® Index Portfolio	ING FTSE 100 Index® Portfolio
ASSETS:
Investments in securities at fair value+*	$190,574,515	$105,752,315	$660,670,156	$535,301,952
Investments in affiliates**	—	—	11,645,211	—
Short-term investments at fair value***	5,478,217	7,819,918	4,980,668	3,000,607
Total Investments at fair value	$196,052,732	$113,572,233	$677,296,035	$538,302,559
Cash	562	230	5,270,805	—
Cash collateral for futures	388,891	372,240	1,439,519	225,231
Foreign currencies at value****	288,576	92,967	14,293,679	913,850
Foreign cash collateral for futures*****	154,029	—	177,874	288,928
Receivables:
Investment securities sold	24,156,916	—	80,757,323	27,537,108
Fund shares sold	11,653	47,182	46,235	33,389
Dividends	346,132	162,508	—	1,512,815
Interest	—	—	—	13
Foreign tax reclaims	—	—	103,111	38,150
Unrealized appreciation on forward foreign currency contracts	1,557	—	19,226	5,218
Prepaid expenses	3,436	915	12,716	9,687
Total assets	221,404,484	114,248,275	779,416,523	568,866,948

LIABILITIES:
Payable for investment securities purchased	11,061,622	—	42,817,027	9,752,160
Payable for fund shares redeemed	10,963,518	619,441	41,834,978	9,405,878
Payable upon receipt of securities loaned	4,913,217	1,289,918	4,980,668	3,000,607
Unrealized depreciation on forward foreign currency contracts	8,822	—	—	7,927
Payable for investment management fees	60,038	36,560	213,210	163,328
Payable for distribution and shareholder service fees	1	3	3,488	1,110
Payable to custodian due to bank overdraft	—	—	—	69,974
Payable for directors fees	988	317	3,454	2,764
Other accrued expenses and liabilities	65,952	34,422	234,870	191,122
Total liabilities	27,074,158	1,980,661	90,087,695	22,594,870
NET ASSETS	$194,330,326	$112,267,614	$689,328,828	$546,272,078

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$179,994,385	$100,571,666	$694,491,480	$429,117,255
Undistributed net investment income	10,351,220	764,622	22,896,474	21,546,333
Accumulated net realized gain (loss)	(6,671,192)	2,379,790	(97,093,156)	7,987,191
Net unrealized appreciation	10,655,913	8,551,536	69,034,030	87,621,299
NET ASSETS	$194,330,326	$112,267,614	$689,328,828	$546,272,078
____________
+ Including securities loaned at value	$4,644,825	$1,260,930	$4,696,003	$2,856,706
* Cost of investments in securities	$179,920,820	$97,398,732	$593,181,110	$447,675,695
** Cost of investments in affiliates	$—	$—	$9,968,996	$—
*** Cost of short-term investments	$5,478,217	$7,819,918	$4,980,668	$3,000,607
**** Cost of foreign currencies	$287,933	$92,196	$14,294,679	$908,751
***** Cost of foreign cash collateral for futures	$154,029	$—	$177,874	$288,928

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING Australia Index Portfolio	ING Emerging Markets Index Portfolio	ING Euro STOXX 50® Index Portfolio	ING FTSE 100 Index® Portfolio
Class ADV
Net assets	$3,091	$3,596	$9,376,772	$2,642,290
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	301	947,382	215,697
Net asset value and redemption price per share	$10.27	$11.95	$9.90	$12.25

Class I
Net assets	$194,327,235	$112,256,814	$679,952,056	$543,629,788
Shares authorized	100,000,000	100,000,000	200,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	18,791,774	9,356,361	68,389,603	44,156,894
Net asset value and redemption price per share	$10.34	$12.00	$9.94	$12.31

Class S
Net assets	n/a	$3,604	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	301	n/a	n/a
Net asset value and redemption price per share	n/a	$11.97	n/a	n/a

Class S2
Net assets	n/a	$3,600	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	301	n/a	n/a
Net asset value and redemption price per share	n/a	$11.96	n/a	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING Hang Seng Index Portfolio	ING International Index Portfolio	ING Japan TOPIX Index Portfolio	ING RussellTM Large Cap Growth Index Portfolio
ASSETS:
Investments in securities at fair value+*	$147,702,449	$418,013,174	$429,698,627	$389,855,145
Investments in affiliates**	—	1,388,005	—	—
Short-term investments at fair value***	7,299,623	28,653,011	22,710,981	2,198,000
Total Investments at fair value	$155,002,072	$448,054,190	$452,409,608	$392,053,145
Cash	105	222	609,606	535
Cash collateral for futures	297,275	3,912,013	1,289,053	244,426
Foreign currencies at value****	25,854	189,004	423,171	—
Foreign cash collateral for futures*****	166,128	—	410,178	—
Receivables:
Investment securities sold	15,951,061	23,316	11,373,875	98,472
Fund shares sold	5,827	141,580	25,637	1,499,287
Dividends	6,727	397,040	477,467	398,160
Interest	—	—	7	—
Foreign tax reclaims	—	279,824	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	5,953	—
Prepaid expenses	2,529	6,132	7,437	7,493
Reimbursement due from manager	—	200,024	—	—
Total assets	171,457,578	453,203,345	467,031,992	394,301,518

LIABILITIES:
Payable for investment securities purchased	7,956,115	23,506	—	18,402
Payable for fund shares redeemed	7,814,713	2,740,575	12,736,370	5,259
Payable upon receipt of securities loaned	1,432,623	6,206,011	22,710,981	—
Unrealized depreciation on forward foreign currency contracts	—	—	100,085	—
Payable for investment management fees	65,767	135,400	128,277	119,965
Payable for administrative fees	13,153	35,631	—	34,275
Payable for distribution and shareholder service fees	11,446	20,713	2,317	36,968
Payable for directors fees	746	1,766	2,148	2,074
Other accrued expenses and liabilities	107,537	240,363	161,275	45,323
Total liabilities	17,402,100	9,403,965	35,841,453	262,266
NET ASSETS	$154,055,478	$443,799,380	$431,190,539	$394,039,252

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$133,255,480	$513,313,603	$438,309,384	$437,319,628
Undistributed net investment income	5,318,851	10,768,742	8,264,486	5,792,179
Accumulated net realized loss	(7,545,991)	(173,594,921)	(3,401,488)	(178,393,833)
Net unrealized appreciation (depreciation)	23,027,138	93,311,956	(11,981,843)	129,321,278
NET ASSETS	$154,055,478	$443,799,380	$431,190,539	$394,039,252
____________
+ Including securities loaned at value	$1,348,545	$5,890,956	$21,573,204	$—
* Cost of investments in securities	$124,649,593	$325,400,203	$441,802,730	$260,556,263
** Cost of investments in affiliates	$—	$1,091,025	$—	$—
*** Cost of short-term investments	$7,299,623	$28,653,011	$22,710,981	$2,198,000
**** Cost of foreign currencies	$25,864	$184,661	$443,122	$—
***** Cost of foreign cash collateral for futures	$166,128	$—	$410,178	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING Hang Seng Index Portfolio	ING International Index Portfolio	ING Japan TOPIX Index Portfolio	ING RussellTM Large Cap Growth Index Portfolio
Class ADV
Net assets	$1,606,829	$6,035,726	$5,739,251	$365,838
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	113,782	722,514	613,850	22,007
Net asset value and redemption price per share	$14.12	$8.35	$9.35	$16.62

Class I
Net assets	$97,820,079	$349,512,468	$425,451,288	$228,976,711
Shares authorized	100,000,000	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	6,872,052	41,312,598	45,171,895	13,644,433
Net asset value and redemption price per share	$14.23	$8.46	$9.42	$16.78

Class S
Net assets	$54,628,570	$86,454,122	n/a	$164,696,703
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	3,850,678	10,281,893	n/a	9,856,619
Net asset value and redemption price per share	$14.19	$8.41	n/a	$16.71

Class S2
Net assets	n/a	$1,797,064	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	214,050	n/a	n/a
Net asset value and redemption price per share	n/a	$8.40	n/a	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Large Cap Value Index Portfolio	ING RussellTM Mid Cap Growth Index Portfolio	ING RussellTM Mid Cap Index Portfolio
ASSETS:
Investments in securities at fair value+*	$585,837,134	$117,162,718	$275,140,527	$1,624,229,038
Short-term investments at fair value**	33,486,000	2,514,000	8,769,331	121,651,033
Total Investments at fair value	$619,323,134	$119,676,718	$283,909,858	$1,745,880,071
Cash	262,219	169,542	815	828
Cash collateral for futures	2,753,295	217,505	210,124	5,916,313
Receivables:
Investment securities sold	—	69,159	1,352	6,578,148
Fund shares sold	154,933	21,601	72,042	125,829
Dividends	662,788	143,539	129,633	1,776,416
Foreign tax reclaims	—	—	97	3,695
Prepaid expenses	10,348	1,787	4,966	28,470
Reimbursement due from manager	—	4,128	—	11,907
Total assets	623,166,717	120,303,979	284,328,887	1,760,321,677

LIABILITIES:
Payable for investment securities purchased	165,738	—	—	6,595,576
Payable for fund shares redeemed	14,529,665	46,251	220,421	15,707,795
Payable upon receipt of securities loaned	—	—	6,108,331	35,186,846
Payable for investment management fees	145,576	34,497	82,021	442,240
Payable for administrative fees	51,414	9,856	23,434	142,657
Payable for distribution and shareholder service fees	104,879	15,375	57,960	60,820
Payable for directors fees	2,855	554	1,445	8,040
Other accrued expenses and liabilities	62,607	55,943	54,119	145,224
Total liabilities	15,062,734	162,476	6,547,731	58,289,198
NET ASSETS	$608,103,983	$120,141,503	$277,781,156	$1,702,032,479

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$604,109,851	$106,343,101	$324,217,236	$1,132,628,559
Undistributed net investment income	9,985,007	2,132,366	2,297,797	24,097,713
Accumulated net realized gain (loss)	(233,734,619)	(15,305,239)	(139,991,162)	51,262,339
Net unrealized appreciation	227,743,744	26,971,275	91,257,285	494,043,868
NET ASSETS	$608,103,983	$120,141,503	$277,781,156	$1,702,032,479
____________
+ Including securities loaned at value	$—	$—	$5,949,018	$34,092,071
* Cost of investments in securities	$358,003,457	$90,213,185	$183,906,701	$1,131,483,154
** Cost of short-term investments	$33,486,000	$2,514,000	$8,769,331	$121,651,033

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Large Cap Value Index Portfolio	ING RussellTM Mid Cap Growth Index Portfolio	ING RussellTM Mid Cap Index Portfolio
Class ADV
Net assets	$17,492,426	$32,135	$5,471	$46,214,306
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,605,169	2,265	300	3,774,089
Net asset value and redemption price per share	$10.90	$14.19	$18.24	$12.25

Class I
Net assets	$128,779,162	$43,906,802	$3,904,871	$1,455,088,203
Shares authorized	400,000,000	100,000,000	100,000,000	300,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	11,661,012	3,070,555	212,537	116,919,629
Net asset value and redemption price per share	$11.04	$14.30	$18.37	$12.45

Class S
Net assets	$461,214,110	$76,202,566	$272,386,622	$193,939,281
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	42,016,812	5,350,757	14,870,433	15,694,039
Net asset value and redemption price per share	$10.98	$14.24	$18.32	$12.36

Class S2
Net assets	$618,285	n/a	$1,484,192	$6,790,689
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	55,550	n/a	81,189	553,305
Net asset value and redemption price per share	$11.13	n/a	$18.28	$12.27

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING RussellTM Small Cap Index Portfolio	ING U.S. Bond Index Portfolio	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
ASSETS:
Investments in securities at fair value+*	$760,430,821	$3,984,613,119	$178,681,819
Short-term investments at fair value**	82,075,380	65,269,351	2,988,000
Total Investments at fair value	$842,506,201	$4,049,882,470	$181,669,819
Short-term investments at amortized cost	—	187,706,089	—
Cash	1,191,625	13,253	21,327
Cash collateral for futures	2,478,697	70	251,376
Foreign currencies at value***	5,208	—	163,846
Receivables:
Investment securities sold	286,960	2,439,819	314,422
Investment securities sold on a delayed-delivery or when-issued basis	—	64,207,473	—
Fund shares sold	5,804,377	3,820,774	—
Dividends	1,229,001	2,666	311,000
Interest	—	22,444,763	—
Foreign tax reclaims	—	—	200,540
Upfront payments paid on OTC swap agreements	—	13,689	—
Prepaid expenses	13,576	67,966	3,138
Reimbursement due from manager	13,380	—	—
Total assets	853,529,025	4,330,599,032	182,935,468

LIABILITIES:
Payable for investment securities purchased	1,634,623	38,833,123	21,076
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	256,828,723	—
Payable for fund shares redeemed	7,272,168	4,787,214	940,590
Payable upon receipt of securities loaned	51,279,572	—	—
Unrealized depreciation on OTC swap agreements	—	2,597	—
Payable for investment management fees	216,171	952,861	94,836
Payable for administrative fees	65,505	344,083	15,227
Payable for distribution and shareholder service fees	57,198	60,977	38,330
Payable for directors fees	3,793	19,845	889
Other accrued expenses and liabilities	104,416	280,590	130,827
Total liabilities	60,633,446	302,110,013	1,241,775
NET ASSETS	$792,895,579	$4,028,489,019	$181,693,693

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$579,682,887	$3,823,347,749	$207,527,177
Undistributed net investment income	11,900,500	1,294,068	6,400,245
Accumulated net realized gain (loss)	29,142,502	41,597,915	(53,143,515)
Net unrealized appreciation	172,169,690	162,249,287	20,909,786
NET ASSETS	$792,895,579	$4,028,489,019	$181,693,693
____________
+ Including securities loaned at value	$49,600,688	$—	$—
* Cost of investments in securities	$589,199,257	$3,822,377,211	$157,796,109
** Cost of short-term investments	$82,075,380	$65,253,375	$2,988,000
*** Cost of foreign currencies	$5,208	$—	$164,304

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012 (CONTINUED)

	ING RussellTM Small Cap Index Portfolio	ING U.S. Bond Index Portfolio	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV
Net assets	$33,776,983	$11,312,820	$1,485,310
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,672,547	1,034,236	182,141
Net asset value and redemption price per share	$12.64	$10.94	$8.15

Class I
Net assets	$553,728,000	$3,752,745,709	n/a
Shares authorized	100,000,000	500,000,000	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	43,043,116	342,084,424	n/a
Net asset value and redemption price per share	$12.86	$10.97	n/a

Class S
Net assets	$199,428,312	$263,815,858	$180,208,383
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	15,605,590	24,110,018	21,903,096
Net asset value and redemption price per share	$12.78	$10.94	$8.23

Class S2
Net assets	$5,962,284	$614,632	n/a
Shares authorized	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	n/a
Shares outstanding	471,582	56,112	n/a
Net asset value and redemption price per share	$12.64	$10.95	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Australia Index Portfolio	ING Emerging Markets Index Portfolio	ING Euro STOXX 50® Index Portfolio	ING FTSE 100 Index® Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$9,474,758	$1,291,141	$23,050,177	$22,073,189
Interest	7,211	—	—	1,143
Securities lending income, net	79,190	3,897	2,454,412	276,666
Total investment income	9,561,159	1,295,038	25,504,589	22,350,998

EXPENSES:
Investment management fees	1,185,539	348,829	4,144,954	3,316,780
Distribution and shareholder service fees:
Class ADV	15	15	28,862	13,872
Class S	—	7	—	—
Class S2	—	15	—	—
Transfer agent fees	365	512	736	248
Administrative service fees	197,587	63,423	690,822	552,790
Shareholder reporting expense	19,883	18,424	12,777	27,747
Professional fees	19,250	20,863	71,276	61,129
Custody and accounting expense	68,672	53,512	197,144	112,804
Directors fees	5,928	1,903	20,725	16,584
Offering expense	3,219	18,377	—	—
Miscellaneous expense	9,116	7,468	43,533	35,333
Interest expense	499	2,397	465	639
License fee	14,970	35,019	440,037	74,713
Total expenses	1,525,043	570,764	5,651,331	4,212,639
Net waived and reimbursed fees	(691,563)	(158,562)	(2,417,889)	(1,934,785)
Net expenses	833,480	412,202	3,233,442	2,277,854
Net investment income	8,727,679	882,836	22,271,147	20,073,144

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(3,809,165)	1,832,843	(52,094,119)	6,544,477
Foreign currency related transactions	357,311	(120,259)	670,451	1,376,244
Futures	716,853	647,906	4,212,218	3,344,023
Net realized gain (loss)	(2,735,001)	2,360,490	(47,211,450)	11,264,744
Net change in unrealized appreciation (depreciation) on:
Investments	36,798,518	6,366,436	185,333,325	53,554,487
Foreign currency related transactions	(61,835)	(928)	(44,449)	154,940
Futures	188,828	96,224	(389,759)	(129,828)
Net change in unrealized appreciation (depreciation)	36,925,511	6,461,732	184,899,117	53,579,599
Net realized and unrealized gain	34,190,510	8,822,222	137,687,667	64,844,343
Increase in net assets resulting from operations	$42,918,189	$9,705,058	$159,958,814	$84,917,487
____________
* Foreign taxes withheld	$82,244	$143,419	$3,786,529	$325,354

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Hang Seng Index Portfolio	ING International Index Portfolio	ING Japan TOPIX Index Portfolio	ING RussellTM Large Cap Growth Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,819,239	$10,853,073	$9,670,941	$8,248,363
Interest, net of foreign taxes withheld*	416	—	384	—
Securities lending income, net	23,195	464,794	271,530	31,822
Total investment income	4,842,850	11,317,867	9,942,855	8,280,185

EXPENSES:
Investment management fees	895,374	1,341,863	2,577,835	1,866,216
Distribution and shareholder service fees:
Class ADV	7,862	23,834	32,029	1,636
Class S	122,462	200,614	—	442,900
Class S2	—	2,319	—	—
Transfer agent fees	273	648	447	903
Administrative service fees	149,227	353,117	429,634	414,708
Shareholder reporting expense	7,806	21,816	3,004	33,264
Professional fees	22,192	40,820	41,241	50,190
Custody and accounting expense	96,804	117,428	105,596	45,300
Directors fees	4,477	10,594	12,889	12,441
Miscellaneous expense	14,995	29,400	24,571	29,704
Interest expense	923	356	1,168	1,193
License fee	59,692	175,071	42,960	—
Total expenses	1,382,087	2,317,880	3,271,374	2,898,455
Net waived and reimbursed fees	(149,227)	(332,091)	(1,503,734)	(414,708)
Net expenses	1,232,860	1,985,789	1,767,640	2,483,747
Net investment income	3,609,990	9,332,078	8,175,215	5,796,438

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(916,897)	(4,785,219)	815,995	12,104,089
Foreign currency related transactions	3,077	272,157	(107,069)	—
Futures	656,093	3,926,647	488,129	759,586
Net realized gain (loss)	(257,727)	(586,415)	1,197,055	12,863,675
Net change in unrealized appreciation (depreciation) on:
Investments	35,046,842	55,449,568	27,225,186	34,980,653
Foreign currency related transactions	(1,489)	(56,522)	(392,893)	—
Futures	3,834	223,189	339,121	(152,770)
Net change in unrealized appreciation (depreciation)	35,049,187	55,616,235	27,171,414	34,827,883
Net realized and unrealized gain	34,791,460	55,029,820	28,368,469	47,691,558
Increase in net assets resulting from operations	$38,401,450	$64,361,898	$36,543,684	$53,487,996
____________
* Foreign taxes withheld	$250,322	$853,724	$728,606	$2,563

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Large Cap Value Index Portfolio	ING RussellTM Mid Cap Growth Index Portfolio	ING RussellTM Mid Cap Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$13,245,184	$2,793,835	$4,273,695	$30,771,808
Securities lending income, net	36,834	5,334	206,384	958,737
Total investment income	13,282,018	2,799,169	4,480,079	31,730,545
EXPENSES:
Investment management fees	1,427,398	464,242	1,300,109	4,984,549
Distribution and shareholder service fees:
Class ADV	56,790	154	28	172,357
Class S	1,104,663	148,838	707,979	426,938
Class S2	2,150	—	7,733	20,319
Transfer agent fees	1,012	473	514	2,105
Administrative service fees	570,951	103,163	288,908	1,607,904
Shareholder reporting expense	22,575	207	27,726	50,531
Professional fees	60,677	29,727	41,393	135,048
Custody and accounting expense	58,594	16,448	43,350	169,476
Directors fees	17,129	3,323	8,667	48,238
Miscellaneous expense	35,072	10,071	23,459	113,343
Interest expense	63	1,347	203	1,152
Total expenses	3,357,074	777,993	2,450,069	7,731,960
Net waived and reimbursed fees	(79,259)	(112,217)	(290,455)	(193,905)
Net expenses	3,277,815	665,776	2,159,614	7,538,055
Net investment income	10,004,203	2,133,393	2,320,465	24,192,490

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	2,992,044	4,541,571	7,228,360	52,235,205
Foreign currency related transactions	—	—	—	66
Futures	1,877,231	235,922	491,744	7,770,954
Net realized gain	4,869,275	4,777,493	7,720,104	60,006,225
Net change in unrealized appreciation (depreciation) on:
Investments	63,229,144	8,879,400	30,282,384	163,484,850
Futures	(858,137)	(24,503)	33,413	1,505,632
Net change in unrealized appreciation (depreciation)	62,371,007	8,854,897	30,315,797	164,990,482
Net realized and unrealized gain	67,240,282	13,632,390	38,035,901	224,996,707
Increase in net assets resulting from operations	$77,244,485	$15,765,783	$40,356,366	$249,189,197
____________
* Foreign taxes withheld	$16,532	$5,106	$806	$18,399

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING RussellTM Small Cap Index Portfolio	ING U.S. Bond Index Portfolio	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$14,030,804	$30,037	$8,246,082
Interest, net of foreign taxes withheld*	—	86,929,567	1,125
Securities lending income, net	1,959,070	3,729	—
Total investment income	15,989,874	86,963,333	8,247,207
EXPENSES:
Investment management fees	2,503,162	11,188,702	818,803
Distribution and shareholder service fees:
Class ADV	136,444	51,687	5,353
Class S	479,848	678,435	442,325
Class S2	20,440	1,628	—
Transfer agent fees	1,561	5,241	221
Administrative service fees	758,522	3,969,012	177,998
Shareholder reporting expense	47,542	75,002	4,896
Professional fees	84,538	329,511	24,796
Custody and accounting expense	88,242	472,313	96,427
Directors fees	22,756	119,072	5,339
Miscellaneous expense	48,487	186,183	12,301
Interest expense	288	1,363	411
License fee	—	—	330,402
Total expenses	4,191,830	17,078,149	1,919,272
Net recouped/waived and reimbursed fees	(141,981)	(325)	24,788
Net expenses	4,049,849	17,077,824	1,944,060
Net investment income	11,940,025	69,885,509	6,303,147

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	27,580,051	61,486,569	(5,254,964)
Foreign currency related transactions	(1,164)	—	(39,182)
Futures	3,305,389	177,112	452,879
Swaps	—	12,083	—
Net realized gain (loss)	30,884,276	61,675,764	(4,841,267)
Net change in unrealized appreciation (depreciation) on:
Investments	68,159,469	15,986,675	23,510,261
Foreign currency related transactions	6,453	—	18,997
Futures	916,483	—	21,962
Swaps	—	(2,597)	—
Net change in unrealized appreciation (depreciation)	69,082,405	15,984,078	23,551,220
Net realized and unrealized gain	99,966,681	77,659,842	18,709,953
Increase in net assets resulting from operations	$111,906,706	$147,545,351	$25,013,100
____________
* Foreign taxes withheld	$13,556	$6	$643,818

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Australia Index Portfolio		ING Emerging Markets Index Portfolio
	Year Ended December 31, 2012	March 2, 2011(1) to December 31, 2011	Year Ended December 31, 2012	December 19, 2011(1) to December 31, 2011
FROM OPERATIONS:
Net investment income	$8,727,679	$6,232,527	$882,836	$6,886
Net realized gain (loss)	(2,735,001)	(642,365)	2,360,490	(272,252)
Net change in unrealized appreciation (depreciation)	36,925,511	(26,269,598)	6,461,732	2,089,804
Increase (decrease) in net assets resulting from operations	42,918,189	(20,679,436)	9,705,058	1,824,438

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(97)	—	—	—
Class I	(7,171,688)	—	—	—
Net realized gains:
Class ADV	(11)	—	(3)	—
Class I	(737,845)	—	(60,877)	—
Class S	—	—	(3)	—
Class S2	—	—	(3)	—
Total distributions	(7,909,641)	—	(60,886)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,220,938	266,269,038	100,512,177	60,528,422
Reinvestment of distributions	7,909,534	—	60,878	—
	28,130,472	266,269,038	100,573,055	60,528,422
Cost of shares redeemed	(58,520,274)	(55,878,022)	(59,342,600)	(959,873)
Net increase (decrease) in net assets resulting from capital share transactions	(30,389,802)	210,391,016	41,230,455	59,568,549
Net increase in net assets	4,618,746	189,711,580	50,874,627	61,392,987

NET ASSETS:
Beginning of year or period	189,711,580	—	61,392,987	—
End of year or period	$194,330,326	$189,711,580	$112,267,614	$61,392,987
Undistributed net investment income at end of year or period	$10,351,220	$7,139,026	$764,622	$—

____________
(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Euro STOXX 50® Index Portfolio		ING FTSE 100 Index® Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$22,271,147	$26,191,612	$20,073,144	$19,267,291
Net realized gain (loss)	(47,211,450)	(34,858,827)	11,264,744	27,305,386
Net change in unrealized appreciation (depreciation)	184,899,117	(103,278,769)	53,579,599	(60,301,575)
Increase (decrease) in net assets resulting from operations	159,958,814	(111,945,984)	84,917,487	(13,728,898)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(160,508)	(582,821)	(67,538)	(150,823)
Class I	(28,413,701)	(24,444,279)	(18,501,001)	(16,601,491)
Net realized gains:
Class ADV	—	—	(138,360)	(78,591)
Class I	—	—	(27,532,191)	(8,101,421)
Total distributions	(28,574,209)	(25,027,100)	(46,239,090)	(24,932,326)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	128,690,079	346,846,951	48,515,954	166,706,399
Reinvestment of distributions	28,574,209	25,027,100	46,239,090	24,932,326
	157,264,288	371,874,051	94,755,044	191,638,725
Cost of shares redeemed	(275,140,003)	(437,696,268)	(124,671,379)	(284,392,248)
Net decrease in net assets resulting from capital share transactions	(117,875,715)	(65,822,217)	(29,916,335)	(92,753,523)
Net increase (decrease) in net assets	13,508,890	(202,795,301)	8,762,062	(131,414,747)

NET ASSETS:
Beginning of year or period	675,819,938	878,615,239	537,510,016	668,924,763
End of year or period	$689,328,828	$675,819,938	$546,272,078	$537,510,016
Undistributed net investment income at end of year or period	$22,896,474	$28,529,085	$21,546,333	$18,633,762

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Hang Seng Index Portfolio		ING International Index Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$3,609,990	$3,506,695	$9,332,078	$9,355,044
Net realized gain (loss)	(257,727)	(4,102,575)	(586,415)	612,742
Net change in unrealized appreciation (depreciation)	35,049,187	(30,017,229)	55,616,235	(52,090,215)
Increase (decrease) in net assets resulting from operations	38,401,450	(30,613,109)	64,361,898	(42,122,429)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(10,796)	(39,578)	(131,826)	(77,309)
Class I	(1,246,556)	(2,606,668)	(6,872,113)	(6,107,079)
Class S	(521,718)	(1,692,517)	(2,066,057)	(2,323,514)
Class S2	—	—	(10,178)	(109)
Total distributions	(1,779,070)	(4,338,763)	(9,080,174)	(8,508,011)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	23,075,320	41,965,403	161,073,623	151,844,251
Reinvestment of distributions	1,779,070	4,338,763	9,080,174	8,507,901
	24,854,390	46,304,166	170,153,797	160,352,152
Cost of shares redeemed	(49,797,819)	(91,952,358)	(108,499,372)	(149,518,925)
Net increase (decrease) in net assets resulting from capital share transactions	(24,943,429)	(45,648,192)	61,654,425	10,833,227
Net increase (decrease) in net assets	11,678,951	(80,600,064)	116,936,149	(39,797,213)

NET ASSETS:
Beginning of year or period	142,376,527	222,976,591	326,863,231	366,660,444
End of year or period	$154,055,478	$142,376,527	$443,799,380	$326,863,231
Undistributed net investment income at end of year or period	$5,318,851	$1,777,449	$10,768,742	$8,989,947

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING Japan TOPIX Index Portfolio		ING RussellTM Large Cap Growth Index Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$8,175,215	$6,889,364	$5,796,438	$4,487,148
Net realized gain	1,197,055	25,220,322	12,863,675	10,090,698
Net change in unrealized appreciation (depreciation)	27,171,414	(89,507,304)	34,827,883	440,220
Increase (decrease) in net assets resulting from operations	36,543,684	(57,397,618)	53,487,996	15,018,066

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(57,013)	(172,144)	(2,473)	(2,421)
Class I	(6,912,160)	(8,220,669)	(2,776,854)	(2,891,487)
Class S	—	—	(1,709,063)	(1,499,465)
Net realized gains:
Class ADV	(415,115)	(84,785)	—	—
Class I	(26,601,217)	(3,588,027)	—	—
Total distributions	(33,985,505)	(12,065,625)	(4,488,390)	(4,393,373)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	50,646,985	341,093,830	54,345,446	54,197,206
Reinvestment of distributions	33,985,505	12,065,625	4,488,390	4,393,373
	84,632,490	353,159,455	58,833,836	58,590,579
Cost of shares redeemed	(89,953,863)	(263,026,364)	(89,268,777)	(81,164,792)
Net increase (decrease) in net assets resulting from capital share transactions	(5,321,373)	90,133,091	(30,434,941)	(22,574,213)
Net increase (decrease) in net assets	(2,763,194)	20,669,848	18,564,665	(11,949,520)

NET ASSETS:
Beginning of year or period	433,953,733	413,283,885	375,474,587	387,424,107
End of year or period	$431,190,539	$433,953,733	$394,039,252	$375,474,587
Undistributed net investment income at end of year or period	$8,264,486	$6,769,272	$5,792,179	$4,485,017

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Large Cap Index Portfolio		ING RussellTM Large Cap Value Index Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$10,004,203	$12,308,775	$2,133,393	$1,712,708
Net realized gain	4,869,275	66,954,291	4,777,493	3,834,146
Net change in unrealized appreciation (depreciation)	62,371,007	(61,630,560)	8,854,897	(5,140,291)
Increase in net assets resulting from operations	77,244,485	17,632,506	15,765,783	406,563

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(183,812)	(135,734)	(457)	(355)
Class I	(2,699,230)	(4,989,150)	(839,456)	(736,480)
Class S	(9,476,883)	(6,025,330)	(881,924)	(665,917)
Class S2	(6,412)	(706)	—	—
Total distributions	(12,366,337)	(11,150,920)	(1,721,837)	(1,402,752)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	146,964,672	224,991,761	55,775,860	26,352,332
Reinvestment of distributions	12,366,337	11,150,920	1,721,837	1,402,751
	159,331,009	236,142,681	57,497,697	27,755,083
Cost of shares redeemed	(121,582,435)	(542,491,070)	(42,011,375)	(25,265,647)
Net increase (decrease) in net assets resulting from capital share transactions	37,748,574	(306,348,389)	15,486,322	2,489,436
Net increase (decrease) in net assets	102,626,722	(299,866,803)	29,530,268	1,493,247

NET ASSETS:
Beginning of year or period	505,477,261	805,344,064	90,611,235	89,117,988
End of year or period	$608,103,983	$505,477,261	$120,141,503	$90,611,235
Undistributed net investment income at end of year or period	$9,985,007	$12,340,679	$2,132,366	$1,720,068

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Mid Cap Growth Index Portfolio		ING RussellTM Mid Cap Index Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$2,320,465	$1,067,649	$24,192,490	$19,406,592
Net realized gain	7,720,104	29,597,078	60,006,225	56,903,792
Net change in unrealized appreciation (depreciation)	30,315,797	(37,524,556)	164,990,482	(100,993,313)
Increase (decrease) in net assets resulting from operations	40,356,366	(6,859,829)	249,189,197	(24,682,929)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(6)	(10)	(261,842)	(226,198)
Class I	(26,673)	(30,780)	(15,896,653)	(17,390,855)
Class S	(960,548)	(1,301,916)	(1,568,684)	(1,768,482)
Class S2	(2,809)	(4,462)	(33,862)	(13,211)
Net realized gains:
Class ADV	—	—	(1,127,552)	(162,503)
Class I	—	—	(48,770,203)	(10,866,334)
Class S	—	—	(6,066,804)	(1,306,152)
Class S2	—	—	(120,626)	(8,438)
Total distributions	(990,036)	(1,337,168)	(73,846,226)	(31,742,173)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,939,157	33,177,007	217,237,946	345,851,041
Reinvestment of distributions	990,031	1,337,157	73,846,226	31,742,173
	18,929,188	34,514,164	291,084,172	377,593,214
Cost of shares redeemed	(54,013,618)	(92,967,808)	(254,448,082)	(397,569,468)
Net increase (decrease) in net assets resulting from capital share transactions	(35,084,430)	(58,453,644)	36,636,090	(19,976,254)
Net increase (decrease) in net assets	4,281,900	(66,650,641)	211,979,061	(76,401,356)

NET ASSETS:
Beginning of year or period	273,499,256	340,149,897	1,490,053,418	1,566,454,774
End of year or period	$277,781,156	$273,499,256	$1,702,032,479	$1,490,053,418
Undistributed net investment income at end of year or period	$2,297,797	$975,617	$24,097,713	$17,742,544

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Small Cap Index Portfolio		ING U.S. Bond Index Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$11,940,025	$6,142,654	$69,885,509	$79,357,471
Net realized gain	30,884,276	45,794,561	61,675,764	106,566,855
Net change in unrealized appreciation (depreciation)	69,082,405	(77,671,768)	15,984,078	83,787,835
Increase (decrease) in net assets resulting from operations	111,906,706	(25,734,553)	147,545,351	269,712,161

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(147,736)	(123,045)	(190,096)	(108,100)
Class I	(4,807,912)	(4,672,572)	(85,371,071)	(81,822,611)
Class S	(1,233,899)	(1,481,746)	(5,430,033)	(5,499,053)
Class S2	(28,185)	(7,745)	(6,506)	(1,488)
Net realized gains:
Class ADV	(1,299,828)	—	(206,884)	(66,375)
Class I	(26,424,716)	—	(88,919,303)	(60,836,061)
Class S	(9,554,036)	—	(6,252,564)	(3,766,271)
Class S2	(182,495)	—	(2,089)	(94)
Total distributions	(43,678,807)	(6,285,108)	(186,378,546)	(152,100,053)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	138,271,941	203,606,618	938,802,613	1,398,682,877
Reinvestment of distributions	43,678,807	6,285,108	186,378,546	152,099,967
	181,950,748	209,891,726	1,125,181,159	1,550,782,844
Cost of shares redeemed	(157,229,418)	(247,541,209)	(864,538,333)	(1,769,816,441)
Net increase (decrease) in net assets resulting from capital share transactions	24,721,330	(37,649,483)	260,642,826	(219,033,597)
Net increase (decrease) in net assets	92,949,229	(69,669,144)	221,809,631	(101,421,489)

NET ASSETS:
Beginning of year or period	699,946,350	769,615,494	3,806,679,388	3,908,100,877
End of year or period	$792,895,579	$699,946,350	$4,028,489,019	$3,806,679,388
Undistributed net investment income at end of year or period	$11,900,500	$6,208,264	$1,294,068	$2,836,039

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$6,303,147	$7,369,477
Net realized gain (loss)	(4,841,267)	1,856,336
Net change in unrealized appreciation (depreciation)	23,551,220	(16,097,324)
Increase (decrease) in net assets resulting from operations	25,013,100	(6,871,511)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(39,120)	(28,678)
Class S	(7,076,900)	(6,079,537)
Total distributions	(7,116,020)	(6,108,215)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,159,670	14,503,452
Reinvestment of distributions	7,116,020	6,108,215
	14,275,690	20,611,667
Cost of shares redeemed	(24,866,837)	(40,155,756)
Net decrease in net assets resulting from capital share transactions	(10,591,147)	(19,544,089)
Net increase (decrease) in net assets	7,305,933	(32,523,815)

NET ASSETS:
Beginning of year or period	174,387,760	206,911,575
End of year or period	$181,693,693	$174,387,760
Undistributed net investment income at end of year or period	$6,400,245	$7,110,423

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets					Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)	Expense net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(4)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
ING Australia Index Portfolio
Class ADV
12-31-12	8.72	0.37	•	1.54	1.91	0.32	0.04	—	0.36	—	10.27	22.26	1.27	0.92	0.92	3.93	3	10
03-02-11(5)– 12-31-11	10.00	0.27		(1.55)	(1.28)	—	—	—	—	—	8.72	(12.80)	1.32	0.97	0.97	3.40	3	22
Class I
12-31-12	8.76	0.41	•	1.56	1.97	0.35	0.04	—	0.39	—	10.34	22.91	0.77	0.42	0.42	4.42	194,327	10
03-02-11(5)– 12-31-11	10.00	0.31	•	(1.55)	(1.24)	—	—	—	—	—	8.76	(12.40)	0.82	0.47	0.47	3.83	189,709	22
ING Emerging Markets Index Portfolio
Class ADV
12-31-12	10.31	0.17		1.48	1.65	—	0.01	—	0.01	—	11.95	16.01	1.40	1.15	1.15	1.55	4	61
12-19-11(5)– 12-31-11	10.00	(0.00	)*	0.31	0.31	—	—	—	—	—	10.31	3.10	1.47	1.22	1.22	(0.08)	3	—
Class I
12-31-12	10.32	0.16	•	1.53	1.69	—	0.01	—	0.01	—	12.00	16.38	0.90	0.65	0.65	1.39	112,257	61
12-19-11(5)– 12-31-11	10.00	0.00	*	0.32	0.32	—	—	—	—	—	10.32	3.20	0.97	0.72	0.72	0.35	61,384	—
Class S
12-31-12	10.31	0.20		1.47	1.67	—	0.01	—	0.01	—	11.97	16.20	1.15	0.90	0.90	1.80	4	61
12-19-11(5)– 12-31-11	10.00	0.00	*	0.31	0.31	—	—	—	—	—	10.31	3.10	1.22	0.97	0.97	0.11	3	—
Class S2
12-31-12	10.31	0.18		1.48	1.66	—	0.01	—	0.01	—	11.96	16.10	1.40	1.05	1.05	1.65	4	61
12-19-11(5)– 12-31-11	10.00	0.00	*	0.31	0.31	—	—	—	—	—	10.31	3.10	1.47	1.12	1.12	0.03	3	—
ING Euro STOXX 50® Index Portfolio
Class ADV
12-31-12	8.41	0.21	•	1.58	1.79	0.30	—	—	0.30	—	9.90	21.83	1.31	0.96	0.96	2.33	9,377	20
12-31-11	10.49	0.47	•	(2.16)	(1.69)	0.39	—	—	0.39	—	8.41	(17.27)	1.27	0.92	0.92	4.54	3,241	34
12-31-10	11.63	0.18	•	(1.25)	(1.07)	0.05	0.02	—	0.07	—	10.49	(9.13)	1.25	0.90	0.90	1.79	4,937	27
08-17-09(5)– 12-31-09	10.00	0.06	•	1.57	1.63	—	—	—	—	—	11.63	16.30	1.32	0.97	0.97	1.29	665	1
Class I
12-31-12	8.50	0.28	•	1.56	1.84	0.40	—	—	0.40	—	9.94	22.42	0.81	0.46	0.46	3.23	679,952	20
12-31-11	10.57	0.38	•	(2.05)	(1.67)	0.40	—	—	0.40	—	8.50	(16.99)	0.77	0.42	0.42	3.68	672,579	34
12-31-10	11.66	0.31	•	(1.32)	(1.01)	0.06	0.02	—	0.08	—	10.57	(8.64)	0.75	0.40	0.40	3.00	873,679	27
08-17-09(5)– 12-31-09	10.00	0.07	•	1.59	1.66	—	—	—	—	—	11.66	16.60	0.82	0.47	0.47	1.42	824,138	1
ING FTSE 100 Index® Portfolio
Class ADV
12-31-12	11.48	0.37	•	1.34	1.71	0.31	0.63	—	0.94	—	12.25	15.24	1.26	0.91	0.91	3.15	2,642	7
12-31-11	12.46	0.36	•	(0.81)	(0.45)	0.35	0.18	—	0.53	—	11.48	(4.13)	1.26	0.91	0.91	2.90	2,562	12
12-31-10	11.60	0.22	•	0.79	1.01	0.07	0.08	—	0.15	—	12.46	8.87	1.24	0.89	0.89	1.88	3,734	14
08-17-09(5)– 12-31-09	10.00	0.06	•	1.54	1.60	—	—	—	—	0.00 *	11.60	16.00 (a)	1.33	0.98	0.98	1.25	759	8

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING FTSE 100 Index® Portfolio (continued)
Class I
12-31-12	11.59	0.43	•	1.34	1.77	0.42	0.63	—	1.05	—	12.31	15.74	0.76	0.41		0.41		3.63		543,630	7
12-31-11	12.53	0.41	•	(0.80)	(0.39)	0.37	0.18	—	0.55	—	11.59	(3.61)	0.76	0.41		0.41		3.35		534,948	12
12-31-10	11.61	0.31	•	0.77	1.08	0.08	0.08	—	0.16	—	12.53	9.43	0.74	0.39		0.39		2.74		665,191	14
08-17-09(5)– 12-31-09	10.00	0.11	•	1.45	1.56	—	—	—	—	0.05	11.61	16.10 (a)	0.83	0.48		0.48		2.38		619,886	8
ING Hang Seng Index Portfolio
Class ADV
12-31-12	11.10	0.21	•	2.90	3.11	0.09	—	—	0.09	—	14.12	28.14	1.34	1.24		1.24		1.69		1,607	9
12-31-11	13.98	0.23	•	(2.77)	(2.54)	0.34	—	—	0.34	—	11.10	(18.71)	1.37	1.27		1.27		1.85		1,874	15
12-31-10	13.04	0.16	•	0.79	0.95	0.01	—	—	0.01	—	13.98	7.30	1.34	1.24	†	1.24	†	1.22	†	1,147	9
05-04-09(5)– 12-31-09	10.00	0.13	•	2.94	3.07	0.02	—	0.01	0.03	—	13.04	30.72	1.39	1.28	†	1.28	†	1.58	†	4	3
Class I
12-31-12	11.20	0.31	•	2.89	3.20	0.17	—	—	0.17	—	14.23	28.70	0.84	0.74		0.74		2.49		97,820	9
12-31-11	14.04	0.27	•	(2.76)	(2.49)	0.35	—	—	0.35	—	11.20	(18.23)	0.87	0.77		0.77		2.11		94,207	15
12-31-10	13.04	0.25	•	0.76	1.01	0.01	—	—	0.01	—	14.04	7.76	0.84	0.74	†	0.74	†	1.92	†	137,227	9
05-04-09(5)– 12-31-09	10.00	0.04	•	3.07	3.11	0.06	—	0.01	0.07	—	13.04	31.14	0.89	0.78	†	0.78	†	0.48	†	101,683	3
Class S
12-31-12	11.16	0.29	•	2.87	3.16	0.13	—	—	0.13	—	14.19	28.41	1.09	0.99		0.99		2.29		54,629	9
12-31-11	14.00	0.26	•	(2.77)	(2.51)	0.33	—	—	0.33	—	11.16	(18.45)	1.12	1.02		1.02		1.97		46,295	15
12-31-10	13.03	0.21	•	0.77	0.98	0.01	—	—	0.01	—	14.00	7.53	1.09	0.99	†	0.99	†	1.63	†	84,603	9
05-01-09(5)– 12-31-09	10.00	0.06	•	3.03	3.09	0.05	—	0.01	0.06	—	13.03	30.93	1.14	1.03	†	1.03	†	0.71	†	43,353	3
ING International Index Portfolio
Class ADV
12-31-12	7.25	0.17	•	1.13	1.30	0.20	—	—	0.20	—	8.35	18.12	1.09	0.99		0.99		2.28		6,036	6
12-31-11	8.47	0.19	•	(1.22)	(1.03)	0.19	—	—	0.19	—	7.25	(12.63)	1.07	1.00		1.00		2.31		3,036	9
12-31-10	8.17	0.13	•	0.44	0.57	0.27	—	—	0.27	—	8.47	7.32	1.07	0.99	†	0.99	†	1.71	†	2,904	20
12-31-09	6.43	0.09	•	1.65	1.74	—	—	—	—	—	8.17	27.06	1.08	0.99	†	0.99	†	1.13	†	1,641	92
03-10-08(5)– 12-31-08	10.00	0.20	•	(3.69)	(3.49)	0.08	—	—	0.08	—	6.43	(34.85)	1.17	1.00	†	1.00	†	2.87	†	2	22
Class I
12-31-12	7.33	0.20		1.15	1.35	0.22	—	—	0.22	—	8.46	18.72	0.59	0.50		0.50		2.69		349,512	6
12-31-11	8.54	0.22	•	(1.22)	(1.00)	0.21	—	—	0.21	—	7.33	(12.17)	0.57	0.51		0.51		2.73		249,268	9
12-31-10	8.21	0.18	•	0.44	0.62	0.29	—	—	0.29	—	8.54	7.84	0.57	0.50	†	0.50	†	2.31	†	256,723	20
12-31-09	6.41	0.18	•	1.62	1.80	—	—	—	—	—	8.21	28.08	0.58	0.50	†	0.50	†	2.54	†	216,453	92
03-10-08(5)– 12-31-08	10.00	0.17	•	(3.65)	(3.48)	0.11	—	—	0.11	—	6.41	(34.73)	0.67	0.50	†	0.50	†	2.56	†	237,777	22

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING International Index Portfolio (continued)
Class S
12-31-12	7.28	0.19		1.14	1.33	0.20	—	—	0.20	—	8.41	18.50	0.84	0.75		0.75		2.50		86,454	6
12-31-11	8.49	0.21	•	(1.23)	(1.02)	0.19	—	—	0.19	—	7.28	(12.44)	0.82	0.76		0.76		2.55		74,367	9
12-31-10	8.17	0.16	•	0.44	0.60	0.28	—	—	0.28	—	8.49	7.63	0.82	0.75	†	0.75	†	2.09	†	107,028	20
12-31-09	6.41	0.11	•	1.65	1.76	—	—	—	—	—	8.17	27.46	0.83	0.75	†	0.75	†	1.51	†	112,086	92
03-10-08(5)– 12-31-08	10.00	0.12	•	(3.60)	(3.48)	0.11	—	—	0.11	—	6.41	(34.79)	0.92	0.75	†	0.75	†	1.93	†	6,983	22
Class S2
12-31-12	7.30	0.15	•	1.17	1.32	0.22	—	—	0.22	—	8.40	18.29	1.09	0.90		0.90		1.93		1,797	6
12-31-11	8.52	0.12	•	(1.16)	(1.04)	0.18	—	—	0.18	—	7.30	(12.60)	1.07	0.91		0.91		1.60		192	9
12-31-10	8.19	0.15	•	0.44	0.59	0.26	—	—	0.26	—	8.52	7.44	1.07	0.90	†	0.90	†	1.91	†	5	20
02-27-09(5)– 12-31-09	5.05	0.10	•	3.04	3.14	—	—	—	—	—	8.19	62.18	1.08	0.90	†	0.90	†	1.69	†	5	92
ING Japan TOPIX Index Portfolio
Class ADV
12-31-12	9.38	0.16	•	0.54	0.70	0.09	0.64	—	0.73	—	9.35	7.60	1.25	0.90		0.90		1.68		5,739	9
12-31-11	11.12	0.10	•	(1.60)	(1.50)	0.16	0.08	—	0.24	—	9.38	(13.72)	1.32	0.97		0.97		0.97		10,069	45
12-31-10	9.80	0.09	•	1.25	1.34	0.01	0.01	—	0.02	—	11.12	13.63	1.27	0.92		0.92		0.94		8,580	9
08-17-09(5)– 12-31-09	10.00	(0.04	)•	(0.16)	(0.20)	—	—	—	—	—	9.80	(2.00)	1.29	0.94		0.94		(1.02)		327	5
Class I
12-31-12	9.47	0.19		0.57	0.76	0.17	0.64	—	0.81	—	9.42	8.19	0.75	0.40		0.40		1.91		425,451	9
12-31-11	11.19	0.16	•	(1.62)	(1.46)	0.18	0.08	—	0.26	—	9.47	(13.29)	0.82	0.47		0.47		1.54		423,885	45
12-31-10	9.82	0.14	•	1.25	1.39	0.01	0.01	—	0.02	—	11.19	14.13	0.77	0.42		0.42		1.39		404,703	9
08-17-09(5)– 12-31-09	10.00	0.01		(0.19)	(0.18)	—	—	—	—	—	9.82	(1.80)	0.79	0.44		0.44		0.31		504,443	5
ING RussellTM Large Cap Growth Index Portfolio
Class ADV
12-31-12	14.70	0.17	•	1.87	2.04	0.12	—	—	0.12	—	16.62	13.90	1.09	0.99		0.99		1.02		366	17
12-31-11	14.30	0.10		0.43	0.53	0.13	—	—	0.13	—	14.70	3.70	1.09	0.99		0.99		0.76		263	16
12-31-10	12.81	0.10	•	1.46	1.56	0.07	—	—	0.07	—	14.30	12.18	1.08	0.98	†	0.98	†	0.81	†	242	23
05-01-09(5)– 12-31-09	10.00	0.07	•	2.74	2.81	—	—	—	—	—	12.81	28.10	1.12	1.02	†	0.98	†	0.87	†	151	5
Class I
12-31-12	14.82	0.25	•	1.90	2.15	0.19	—	—	0.19	—	16.78	14.50	0.59	0.49		0.49		1.50		228,977	17
12-31-11	14.39	0.19	•	0.42	0.61	0.18	—	—	0.18	—	14.82	4.21	0.59	0.49		0.49		1.27		221,400	16
12-31-10	12.84	0.17	•	1.47	1.64	0.09	—	—	0.09	—	14.39	12.80	0.58	0.48	†	0.48	†	1.30	†	239,910	23
05-01-09(5)– 12-31-09	10.00	0.08		2.76	2.84	—	—	—	—	—	12.84	28.40	0.62	0.52	†	0.48	†	1.45	†	241,608	5

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING RussellTM Large Cap Growth Index Portfolio (continued)
Class S
12-31-12	14.76	0.21	•	1.89	2.10	0.15		—	—	0.15		—	16.71	14.26	0.84	0.74		0.74		1.26		164,697	17
12-31-11	14.34	0.15		0.42	0.57	0.15		—	—	0.15		—	14.76	3.92	0.84	0.74		0.74		1.03		153,812	16
12-31-10	12.82	0.13	•	1.46	1.59	0.07		—	—	0.07		—	14.34	12.47	0.83	0.73	†	0.73	†	1.05	†	147,272	23
05-01-09(5)– 12-31-09	10.00	0.07		2.75	2.82	—		—	—	—		—	12.82	28.20	0.87	0.77	†	0.73	†	1.19	†	144,502	5
ING RussellTM Large Cap Index Portfolio
Class ADV
12-31-12	9.65	0.16	•	1.29	1.45	0.20		—	—	0.20		—	10.90	15.05	0.88	0.87		0.87		1.50		17,492	3
12-31-11	9.58	0.12	•	0.07	0.19	0.12		—	—	0.12		—	9.65	1.92	0.88	0.87		0.87		1.26		8,964	9
12-31-10	8.85	0.10	•	0.93	1.03	0.30		—	—	0.30		—	9.58	11.74	0.89	0.87	†	0.87	†	1.15	†	10,161	11
12-31-09	7.19	0.10	•	1.56	1.66	—		—	—	—		—	8.85	23.09	0.90	0.87	†	0.87	†	1.31	†	6,835	44
03-10-08(5)– 12-31-08	10.00	0.13	•	(2.87)	(2.74)	0.07		—	—	0.07		—	7.19	(27.42)	0.89	0.87	†	0.87	†	1.98	†	1,135	8
Class I
12-31-12	9.78	0.19		1.33	1.52	0.26		—	—	0.26		—	11.04	15.56	0.38	0.37		0.37		1.96		128,779	3
12-31-11	9.68	0.17	•	0.09	0.26	0.16		—	—	0.16		—	9.78	2.57	0.38	0.37		0.37		1.76		98,853	9
12-31-10	8.92	0.15	•	0.92	1.07	0.31		—	—	0.31		—	9.68	12.19	0.39	0.37	†	0.37	†	1.64	†	340,889	11
12-31-09	7.21	0.15	•	1.56	1.71	0.00	*	—	—	0.00	*	—	8.92	23.73	0.40	0.37	†	0.37	†	2.02	†	251,504	44
03-10-08(5)– 12-31-08	10.00	0.17	•	(2.88)	(2.71)	0.08		—	—	0.08		—	7.21	(27.06)	0.39	0.37	†	0.37	†	2.31	†	1,057,974	8
Class S
12-31-12	9.72	0.18		1.31	1.49	0.23		—	—	0.23		—	10.98	15.38	0.63	0.62		0.62		1.70		461,214	3
12-31-11	9.64	0.15	•	0.06	0.21	0.13		—	—	0.13		—	9.72	2.13	0.63	0.62		0.62		1.50		397,371	9
12-31-10	8.89	0.12	•	0.93	1.05	0.30		—	—	0.30		—	9.64	12.00	0.64	0.62	†	0.62	†	1.39	†	454,246	11
12-31-09	7.20	0.12	•	1.57	1.69	—		—	—	—		—	8.89	23.47	0.65	0.62	†	0.62	†	1.51	†	440,738	44
03-10-08(5)– 12-31-08	10.00	0.14	•	(2.87)	(2.73)	0.07		—	—	0.07		—	7.20	(27.23)	0.64	0.62	†	0.62	†	2.19	†	28,529	8
Class S2
12-31-12	9.87	0.17	•	1.32	1.49	0.23		—	—	0.23		—	11.13	15.17	0.88	0.77		0.77		1.59		618	3
12-31-11	9.81	0.14	•	0.07	0.21	0.15		—	—	0.15		—	9.87	2.01	0.88	0.77		0.77		1.47		289	9
12-31-10	8.79	0.11	•	0.91	1.02	—		—	—	—		—	9.81	11.60	0.89	0.77	†	0.77	†	1.17	†	48	11
02-27-09(5)– 12-31-09	5.89	0.00	*•	2.90	2.90	0.00	*	—	—	0.00	*	—	8.79	49.26	0.90	0.77	†	0.77	†	(0.06	)†	4	44
ING RussellTM Large Cap Value Index Portfolio
Class ADV
12-31-12	12.42	0.21		1.76	1.97	0.20		—	—	0.20		—	14.19	15.92	1.11	1.00		1.00		1.70		32	28
12-31-11	12.52	0.19		(0.13)	0.06	0.16		—	—	0.16		—	12.42	0.35	1.09	0.99		0.99		1.54		26	20
12-31-10	12.61	0.16	•	1.18	1.34	0.17		1.26	—	1.43		—	12.52	10.86	1.11	1.01	†	1.01	†	1.30	†	27	30
05-01-09(5)– 12-31-09	10.00	0.10	•	2.51	2.61	—		—	—	—		—	12.61	26.10	1.17	1.06	†	1.06	†	1.30	†	26	87

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING RussellTM Large Cap Value Index Portfolio (continued)
Class I
12-31-12	12.51	0.30	•	1.75	2.05	0.26	—	—	0.26	—	14.30	16.47	0.61	0.50		0.50		2.21		43,907	28
12-31-11	12.60	0.26	•	(0.14)	0.12	0.21	—	—	0.21	—	12.51	0.83	0.59	0.49		0.49		2.04		41,335	20
12-31-10	12.65	0.22	•	1.19	1.41	0.20	1.26	—	1.46	—	12.60	11.38	0.61	0.51	†	0.51	†	1.81	†	45,590	30
05-01-09(5)– 12-31-09	10.00	0.15	•	2.50	2.65	—	—	—	—	—	12.65	26.50	0.67	0.56	†	0.56	†	1.89	†	48,211	87
Class S
12-31-12	12.47	0.27	•	1.73	2.00	0.23	—	—	0.23	—	14.24	16.11	0.86	0.75		0.75		1.97		76,203	28
12-31-11	12.57	0.22	•	(0.14)	0.08	0.18	—	—	0.18	—	12.47	0.56	0.84	0.74		0.74		1.79		49,250	20
12-31-10	12.64	0.19	•	1.19	1.38	0.19	1.26	—	1.45	—	12.57	11.13	0.86	0.76	†	0.76	†	1.58	†	43,502	30
05-01-09(5)– 12-31-09	10.00	0.12	•	2.52	2.64	—	—	—	—	—	12.64	26.40	0.92	0.81	†	0.81	†	1.51	†	30,119	87
ING RussellTM Mid Cap Growth Index Portfolio
Class ADV
12-31-12	15.86	0.10		2.30	2.40	0.02	—	—	0.02	—	18.24	15.13	1.10	1.00		1.00		0.58		5	20
12-31-11	16.29	0.01	•	(0.11)	(0.10)	0.33	—	—	0.33	—	15.86	(2.46)	1.09	0.99		0.99		0.08		5	24
12-31-10	13.11	0.03		3.30	3.33	0.02	0.13	—	0.15	—	16.29	25.52	1.09	0.99	†	0.99	†	0.23	†	5	25
05-01-09(5)– 12-31-09	10.00	0.02		3.09	3.11	—	—	—	—	—	13.11	31.10	1.14	1.04	†	1.04	†	0.30	†	4	42
Class I
12-31-12	15.96	0.18	•	2.33	2.51	0.10	—	—	0.10	—	18.37	15.74	0.60	0.50		0.50		1.03		3,905	20
12-31-11	16.38	0.09	•	(0.40)	(0.31)	0.11	—	—	0.11	—	15.96	(2.00)	0.59	0.49		0.49		0.53		4,020	24
12-31-10	13.14	0.10		3.32	3.42	0.05	0.13	—	0.18	—	16.38	26.22	0.59	0.49	†	0.49	†	0.73	†	12,615	25
05-01-09(5)– 12-31-09	10.00	0.05	•	3.09	3.14	—	—	—	—	—	13.14	31.40	0.64	0.54	†	0.54	†	0.72	†	9,644	42
Class S
12-31-12	15.91	0.14	•	2.33	2.47	0.06	—	—	0.06	—	18.32	15.50	0.85	0.75		0.75		0.80		272,387	20
12-31-11	16.33	0.06		(0.41)	(0.35)	0.07	—	—	0.07	—	15.91	(2.20)	0.84	0.74		0.74		0.34		267,999	24
12-31-10	13.13	0.07		3.30	3.37	0.04	0.13	—	0.17	—	16.33	25.85	0.84	0.74	†	0.74	†	0.48	†	325,749	25
05-01-09(5)– 12-31-09	10.00	0.06	•	3.07	3.13	—	—	—	—	—	13.13	31.30	0.89	0.79	†	0.79	†	0.67	†	271,776	42
Class S2
12-31-12	15.88	0.11	•	2.32	2.43	0.03	—	—	0.03	—	18.28	15.30	1.10	0.90		0.90		0.64		1,484	20
12-31-11	16.30	0.04		(0.42)	(0.38)	0.04	—	—	0.04	—	15.88	(2.34)	1.09	0.89		0.89		0.18		1,476	24
12-31-10	13.11	0.05		3.30	3.35	0.03	0.13	—	0.16	—	16.30	25.71	1.09	0.89	†	0.89	†	0.32	†	1,781	25
05-01-09(5)– 12-31-09	10.00	0.02		3.09	3.11	—	—	—	—	—	13.11	31.10	1.14	0.94	†	0.94	†	0.47	†	1,619	42

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING RussellTM Mid Cap Index Portfolio
Class ADV
12-31-12	10.99	0.13	•	1.66	1.79	0.10	0.43	—	0.53	—	12.25	16.42	0.94	0.93		0.93		1.12		46,214	10
12-31-11	11.45	0.09	•	(0.33)	(0.24)	0.13	0.09	—	0.22	—	10.99	(2.31)	0.95	0.93		0.93		0.81		25,606	12
12-31-10	9.24	0.11	•	2.15	2.26	0.05	—	—	0.05	—	11.45	24.48	0.95	0.93	†	0.93	†	1.08	†	13,988	8
12-31-09	6.63	0.10	•	2.51	2.61	—	—	—	—	—	9.24	39.37	0.93	0.93	†	0.93	†	1.18	†	2,856	7
03-10-08(5)– 12-31-08	10.00	0.08	•	(3.37)	(3.29)	0.07	—	0.01	0.08	—	6.63	(32.92)	1.01	0.93	†	0.93	†	1.00	†	61	30
Class I
12-31-12	11.14	0.18	•	1.70	1.88	0.14	0.43	—	0.57	—	12.45	17.04	0.44	0.43		0.43		1.54		1,455,088	10
12-31-11	11.57	0.15		(0.34)	(0.19)	0.15	0.09	—	0.24	—	11.14	(1.88)	0.45	0.43		0.43		1.26		1,311,921	12
12-31-10	9.29	0.15	•	2.19	2.34	0.06	—	—	0.06	—	11.57	25.22	0.45	0.43	†	0.43	†	1.46	†	1,389,676	8
12-31-09	6.63	0.13	•	2.53	2.66	—	—	—	—	—	9.29	40.12	0.43	0.43	†	0.43	†	1.59	†	1,285,223	7
03-10-08(5)– 12-31-08	10.00	0.13	•	(3.41)	(3.28)	0.08	—	0.01	0.09	—	6.63	(32.74)	0.51	0.43	†	0.43	†	1.74	†	117,525	30
Class S
12-31-12	11.07	0.16	•	1.67	1.83	0.11	0.43	—	0.54	—	12.36	16.69	0.69	0.68		0.68		1.31		193,939	10
12-31-11	11.50	0.12		(0.34)	(0.22)	0.12	0.09	—	0.21	—	11.07	(2.07)	0.70	0.68		0.68		1.01		149,956	12
12-31-10	9.25	0.12	•	2.18	2.30	0.05	—	—	0.05	—	11.50	24.88	0.70	0.68	†	0.68	†	1.22	†	162,362	8
12-31-09	6.62	0.10	•	2.53	2.63	—	—	—	—	—	9.25	39.73	0.68	0.68	†	0.68	†	1.33	†	103,065	7
03-10-08(5)– 12-31-08	10.00	0.12	•	(3.41)	(3.29)	0.08	—	0.01	0.09	—	6.62	(32.90)	0.76	0.68	†	0.68	†	1.85	†	25,303	30
Class S2
12-31-12	11.02	0.15	•	1.65	1.80	0.12	0.43	—	0.55	—	12.27	16.48	0.94	0.83		0.83		1.29		6,791	10
12-31-11	11.48	0.11	•	(0.34)	(0.23)	0.14	0.09	—	0.23	—	11.02	(2.18)	0.95	0.83		0.83		1.01		2,570	12
12-31-10	9.25	0.16	•	2.10	2.26	0.03	—	—	0.03	—	11.48	24.49	0.95	0.83	†	0.83	†	1.49	†	428	8
02-27-09(5)– 12-31-09	5.52	0.08	•	3.65	3.73	—	—	—	—	—	9.25	67.57	0.93	0.83	†	0.83	†	1.19	†	5	7
ING RussellTM Small Cap Index Portfolio
Class ADV
12-31-12	11.58	0.15	•	1.61	1.76	0.07	0.63	—	0.70	—	12.64	15.53	0.97	0.95		0.95		1.23		33,777	15
12-31-11	12.20	0.05	•	(0.58)	(0.53)	0.09	—	—	0.09	—	11.58	(4.45)	0.97	0.95		0.95		0.46		21,501	15
12-31-10	9.74	0.08	•	2.43	2.51	0.05	—	—	0.05	—	12.20	25.77	0.97	0.95	†	0.95	†	0.73	†	13,051	23
12-31-09	7.72	0.06	•	1.96	2.02	—	—	—	—	—	9.74	26.17	0.97	0.95	†	0.95	†	0.74	†	1,972	16
03-10-08(5)– 12-31-08	10.00	0.11	•	(2.32)	(2.21)	0.06	—	0.01	0.07	—	7.72	(22.02)	1.27	1.17	†	1.17	†	1.74	†	571	35
Class I
12-31-12	11.76	0.21		1.64	1.85	0.12	0.63	—	0.75	—	12.86	16.04	0.47	0.45		0.45		1.65		553,728	15
12-31-11	12.34	0.11		(0.58)	(0.47)	0.11	—	—	0.11	—	11.76	(3.92)	0.47	0.45		0.45		0.90		504,085	15
12-31-10	9.81	0.11	•	2.48	2.59	0.06	—	—	0.06	—	12.34	26.43	0.47	0.45	†	0.45	†	1.08	†	550,465	23
12-31-09	7.75	0.10	•	1.96	2.06	—	—	—	—	—	9.81	26.58	0.47	0.45	†	0.45	†	1.23	†	514,616	16
03-10-08(5)– 12-31-08	10.00	0.12	•	(2.29)	(2.17)	0.07	—	0.01	0.08	—	7.75	(21.68)	0.53	0.45	†	0.45	†	1.49	†	132,762	35

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING RussellTM Small Cap Index Portfolio (continued)
Class S
12-31-12	11.68	0.17		1.64	1.81	0.08	0.63	—	0.71	—	12.78	15.84	0.72	0.70		0.70		1.41		199,428	15
12-31-11	12.27	0.08		(0.58)	(0.50)	0.09	—	—	0.09	—	11.68	(4.19)	0.72	0.70		0.70		0.62		172,182	15
12-31-10	9.77	0.09	•	2.45	2.54	0.04	—	—	0.04	—	12.27	26.07	0.72	0.70	†	0.70	†	0.85	†	205,956	23
12-31-09	7.73	0.07		1.97	2.04	—	—	—	—	—	9.77	26.39	0.72	0.70	†	0.70	†	0.95	†	136,697	16
03-10-08(5)– 12-31-08	10.00	0.12	•	(2.32)	(2.20)	0.06	—	0.01	0.07	—	7.73	(21.95)	0.78	0.70	†	0.70	†	1.71	†	74,707	35
Class S2
12-31-12	11.59	0.17	•	1.61	1.78	0.10	0.63	—	0.73	—	12.64	15.67	0.97	0.85		0.85		1.40		5,962	15
12-31-11	12.22	0.08	•	(0.60)	(0.52)	0.11	—	—	0.11	—	11.59	(4.38)	0.97	0.85		0.85		0.64		2,178	15
12-31-10	9.74	0.12	•	2.39	2.51	0.03	—	—	0.03	—	12.22	25.81	0.97	0.85	†	0.85	†	1.07	†	143	23
02-27-09(5)– 12-31-09	6.03	0.06		3.65	3.71	—	—	—	—	—	9.74	61.53	0.97	0.85	†	0.85	†	0.83	†	5	16
ING U.S. Bond Index Portfolio
Class ADV
12-31-12	11.04	0.14		0.22	0.36	0.20	0.26	—	0.46	—	10.94	3.35	0.91	0.91		0.91		1.27		11,313	145
12-31-11	10.71	0.17	•	0.54	0.71	0.20	0.18	—	0.38	—	11.04	6.75	0.94	0.94		0.94		1.54		9,397	284
12-31-10	10.37	0.20	•	0.38	0.58	0.24	—	—	0.24	—	10.71	5.58	0.96	0.95	†	0.95	†	1.82	†	3,714	279
12-31-09	10.12	0.23	•	0.30	0.53	0.20	0.08	—	0.28	—	10.37	5.29	0.94	0.94	†	0.94	†	2.27	†	1,432	380
03-10-08(5)– 12-31-08	10.00	0.25		0.07	0.32	0.18	0.02	—	0.20	—	10.12	3.26	1.01	0.95	†	0.95	†	2.95	†	143	360
Class I
12-31-12	11.07	0.20		0.21	0.41	0.25	0.26	—	0.51	—	10.97	3.85	0.41	0.41		0.41		1.78		3,752,746	145
12-31-11	10.74	0.23		0.53	0.76	0.25	0.18	—	0.43	—	11.07	7.20	0.44	0.44		0.44		2.05		3,479,437	284
12-31-10	10.39	0.25	•	0.38	0.63	0.28	—	—	0.28	—	10.74	6.14	0.46	0.45	†	0.45	†	2.36	†	3,655,181	279
12-31-09	10.12	0.28	•	0.31	0.59	0.24	0.08	—	0.32	—	10.39	5.88	0.44	0.44	†	0.44	†	2.66	†	3,501,280	380
03-07-08(5)– 12-31-08	10.00	0.28	•	0.08	0.36	0.22	0.02	—	0.24	—	10.12	3.61	0.51	0.45	†	0.45	†	3.42	†	107,276	360
Class S
12-31-12	11.04	0.17		0.22	0.39	0.23	0.26	—	0.49	—	10.94	3.59	0.66	0.66		0.66		1.53		263,816	145
12-31-11	10.71	0.19		0.54	0.73	0.22	0.18	—	0.40	—	11.04	6.96	0.69	0.69		0.69		1.79		317,638	284
12-31-10	10.36	0.23	•	0.38	0.61	0.26	—	—	0.26	—	10.71	5.89	0.71	0.70	†	0.70	†	2.10	†	249,203	279
12-31-09	10.10	0.26		0.29	0.55	0.21	0.08	—	0.29	—	10.36	5.54	0.69	0.69	†	0.69	†	2.59	†	265,749	380
03-10-08(5)– 12-31-08	10.00	0.27	•	0.06	0.33	0.21	0.02	—	0.23	—	10.10	3.29	0.76	0.70	†	0.70	†	3.42	†	180,622	360
Class S2
12-31-12	11.05	0.14	•	0.23	0.37	0.21	0.26	—	0.47	—	10.95	3.48	0.91	0.81		0.81		1.31		615	145
12-31-11	10.72	0.17	•	0.56	0.73	0.22	0.18	—	0.40	—	11.05	6.87	0.94	0.84		0.84		1.59		207	284
12-31-10	10.37	0.21	•	0.39	0.60	0.25	—	—	0.25	—	10.72	5.78	0.96	0.85	†	0.85	†	1.97	†	3	279
02-27-09(5)– 12-31-09	9.99	0.20		0.47	0.67	0.21	0.08	—	0.29	—	10.37	6.74	0.94	0.84	†	0.84	†	2.42	†	3	380

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets								Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return (1)	Expenses before reductions/ additions (2)(3)(4)	Expenses net of fee waivers and/ or recoupments if any (2)(3)(4)		Expense net of all reductions/ additions (2)(3)(4)		Net investment income (loss) (2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV
12-31-12	7.38	0.25	•	0.81	1.06	0.29	—	—	0.29	—	8.15	14.74	1.33	1.34		1.34		3.25		1,485	23
12-31-11	7.93	0.27	•	(0.56)	(0.29)	0.26	—	—	0.26	—	7.38	(4.18)	1.34	1.34		1.34		3.48		812	25
12-31-10	7.76	0.20	•	0.24	0.44	0.27	—	—	0.27	—	7.93	5.80	1.37	1.34	†	1.34	†	2.67	†	695	47
12-31-09	5.99	0.22		1.55	1.77	—	—	—	—	—	7.76	29.55	1.31	1.29	†	1.29	†	3.40	†	1	66
01-28-08(5)– 12-31-08	10.00	0.34	•	(4.18)	(3.84)	0.17	—	—	0.17	—	5.99	(38.33)	1.66	1.20	†	1.20	†	4.28	†	1	128
Class S
12-31-12	7.44	0.27	•	0.83	1.10	0.31	—	—	0.31	—	8.23	15.12	1.08	1.09		1.09		3.54		180,208	23
12-31-11	7.96	0.30	•	(0.57)	(0.27)	0.25	—	—	0.25	—	7.44	(3.87)	1.09	1.09		1.09		3.76		173,576	25
12-31-10	7.77	0.24	•	0.20	0.44	0.25	—	—	0.25	—	7.96	5.86	1.12	1.09	†	1.09	†	3.23	†	206,216	47
12-31-09	5.98	0.23		1.56	1.79	—	—	—	—	—	7.77	29.93	1.06	1.04	†	1.04	†	3.74	†	219,257	66
01-28-08(5)– 12-31-08	10.00	0.31	•	(4.13)	(3.82)	0.20	—	—	0.20	—	5.98	(38.10)	1.41	0.89	†	0.89	†	4.23	†	148,745	128

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(5)	Commencement of operations.

(a)	Excluding a payment by affiliate in the period ended December 31, 2009, FTSE 100 Index® total return would have been 15.08% and 15.18% on classes ADV and I, respectively.

•	Calculated using average number of shares outstanding throughout the period.

*	Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012

NOTE 1 — ORGANIZATION

ING Variable Portfolios, Inc. (the “Company” or “Registrant”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as an open-end diversified management investment company.

The Company was incorporated under the laws of Maryland on June 4, 1996. There are twenty active separate investment series that comprise the Company. The fifteen series (each a “Portfolio”, collectively the “Portfolios”) that are in this report are: ING Australia Index Portfolio (“Australia Index”), ING Emerging Markets Index Portfolio (“Emerging Markets Index”), ING Euro STOXX 50® Index Portfolio (“Euro STOXX 50® Index”), ING FTSE 100 Index® Portfolio (“FTSE 100 Index®”), ING Hang Seng Index Portfolio (“Hang Seng Index”), ING International Index Portfolio (“International Index”), ING Japan TOPIX Index Portfolio (“Japan TOPIX Index”), ING RussellTM Large Cap Growth Index Portfolio (“RussellTM Large Cap Growth Index”), ING RussellTM Large Cap Index Portfolio (“RussellTM Large Cap Index”), ING RussellTM Large Cap Value Index Portfolio (“RussellTM Large Cap Value Index”), ING RussellTM Mid Cap Growth Index Portfolio (“RussellTM Mid Cap Growth Index”), ING RussellTM Mid Cap Index Portfolio (“RussellTM Mid Cap Index”), ING RussellTM Small Cap Index Portfolio (“RussellTM Small Cap Index”), ING U.S. Bond Index Portfolio (“U.S. Bond Index”), and ING WisdomTreeSM Global High-Yielding Equity Index Portfolio (“WisdomTreeSM Global High-Yielding Equity Index”).

The Company is authorized to offer four share classes of the Portfolios, referred to as Adviser Class (“Class ADV”), Class I, Class S and Service 2 Class (“Class S2”); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

ING Investments, LLC serves as the investment adviser (“ING Investments” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC (“ING IM”) serves as the sub-adviser to each of the Portfolios. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with the valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV.

There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities as classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolios of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio’s books, and

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except U.S. Bond Index) declare and pay dividends annually. U.S. Bond Index declares and pays dividends quarterly. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2012, the maximum amount of loss that Australia Index, Euro STOXX 50® Index, FTSE 100 Index®, Japan TOPIX Index and U.S. Bond Index would incur if the counterparties to its derivative transactions failed to perform would be $1,557, $19,226, $5,218, $5,953 and $13,689, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts and swaps were they to be unwound as of December 31, 2012. As of December 31, 2012, there was no collateral received from any counterparties to reduce the potential risk of loss.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

As of December 31, 2012, Australia Index, FTSE 100 Index®, Japan TOPIX Index and U.S. Bond Index had a net liability position of $8,822, $7,927, $100,085 and $2,597, respectively, on open forward foreign currency contracts and swaps with credit related contingent

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

features. If a contingent feature would have been triggered as of December 31, 2012, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2012, there was no collateral posted by any Portfolio for open OTC derivative transactions with their respective counterparties.

H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.

For the year ended December 31, 2012, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.

During the year ended December 31, 2012, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Australia Index	$2,583,572	$103,613
Euro STOXX 50® Index	10,432,262	804,842
FTSE 100 Index®	10,905,025	2,829,032
International Index	13,588,295	—
Japan TOPIX Index	8,358,373	1,786,254

For the year ended December 31, 2012, the above Portfolios used forward foreign currency contracts to protect its non-U.S. dollar denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contract as of December 31, 2012.

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2012, the below Portfolios have purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market. Australia Index also uses futures contracts as a substitute for purchasing additional securities in the index to increase market exposure. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2012, the Portfolios had average notional values on futures contracts purchased as disclosed below:

Australia Index	$6,409,670
Emerging Markets Index	4,319,550
Euro STOXX 50® Index	15,011,737
FTSE 100 Index®	14,881,921
Hang Seng Index	3,831,509
International Index	21,708,848
Japan TOPIX Index	8,996,195
RussellTM Large Cap Growth Index	7,063,484
RussellTM Large Cap Index	24,550,511
RussellTM Large Cap Value Index	2,670,829
RussellTM Mid Cap Growth Index	4,507,766
RussellTM Mid Cap Index	54,031,618
RussellTM Small Cap Index	29,089,388
Wisdom Tree SM Global High-Yielding Equity Index	2,016,293

During the year ended December 31, 2012, U.S. Bond Index had an average notional value on futures contracts sold of $36,919,031.

J. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties may enter into swap pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, registered commodities exchange(s), counterparties or brokers. The fair value of OTC swap contracts is recorded on the Statements of Assets and Liabilities. Daily changes in the value of centrally cleared swaps, if any, are recorded as variation margin receivable or payable on the Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments made and/or received on OTC swaps by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statements of Operations until termination. These upfront payments represent the amounts paid or received when initially entering into the contract to offset the differences between the swap agreements and the prevailing market conditions at time of contract. Upon termination, these upfront payments are recorded as a realized gain or loss on the Statement of Operations. A Portfolio also records periodic payments made or received on the swap contract as a realized gain or loss on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk- related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

In assessing the status of payment or performance risk for a seller of protection, unrealized losses imply widening credit spreads when selling protection. A decrease in fair value and a resulting unrealized loss position suggests a deterioration of the referenced entity’s credit soundness. As the notional amount represents the total obligation that would be due upon a credit event, fair values that approach this loss, offset by any upfront payments received, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Unrealized losses, fair values, and upfront payments for all credit default swap agreements in which a Portfolio is a seller of protection have been disclosed in the Summary Portfolio of Investments.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2012, for which a Portfolio is seller of protection are disclosed in a table following each Portfolio’s Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same.

U.S. Bond Index had an outstanding notional amount of $5,000,000 on credit default swaps to sell protection at December 31, 2012.

K. Securities Lending. Each Portfolio (except WisdomTreeSM Global High-Yielding Equity Index) may temporarily loan up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”), provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

M. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Summary Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

N. Offering Costs. Costs incurred with the offering of shares of Australia Index and Emerging Markets Index are deferred and amortized over a twelve month period on a straight-line basis starting at the commencement of operations.

O. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2012, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities, were as follows:

	Purchases	Sales
Australia Index	$19,649,167	$43,891,296
Emerging Markets Index	77,795,725	37,807,749
Euro STOXX 50® Index	132,095,789	242,087,039
FTSE 100 Index®	36,084,755	76,289,227
Hang Seng Index	13,334,976	38,818,064
International Index	80,154,601	20,670,088
Japan TOPIX Index	39,008,287	52,020,193
Russell Large Cap Growth Index	68,245,662	90,854,231
Russell Large Cap Index	$52,769,400	$15,696,444
Russell Large Cap Value Index	46,217,118	28,519,551
Russell Mid Cap Growth Index	56,922,051	86,564,347
Russell Mid Cap Index	154,530,230	187,743,852
Russell Small Cap Index	107,875,773	140,432,088
U.S. Bond Index	407,330,101	333,855,265
WisdomTreeSM Global High-Yielding Equity Index	41,108,187	52,529,413

U.S. government securities not included above were as follows:

	Purchases	Sales
U.S. Bond Index	$5,483,436,102	$5,359,362,243

NOTE 4 — INVESTMENT MANAGEMENT, ADMINISTRATIVE AND LICENSING FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Australia Index(1)	0.60%
Emerging Markets Index(2)	0.55%
Euro STOXX 50® Index(3)	0.60%
FTSE 100 Index®(3)	0.60%
Hang Seng Index(4)(5)	0.60% on the first $250 million; 0.50% on the next $250 million; and 0.45% thereafter
International Index(6)	0.38% on the first $500 million; 0.36% on the next $500 million; and 0.34% thereafter
Japan TOPIX Index(3)	0.60%
RussellTM Large Cap Growth Index(4)(6)	0.45% on the first $500 million; 0.43% on the next $500 million; and 0.41% thereafter
RussellTM Large Cap Index(6)	0.25% on the first $1 billion; 0.23% on the next $1 billion; and 0.21% thereafter
RussellTM Large Cap Value Index(4)(5)	0.45% on the first $250 million; 0.35% on the next $250 million; and 0.30% thereafter
RussellTM Mid Cap Growth Index(4)(5)	0.45% on the first $500 million; 0.43% on the next $500 million; and 0.41% thereafter
RussellTM Mid Cap Index(6)	0.31% on the first $2 billion; 0.24% on the next $2 billion; and 0.18% thereafter
RussellTM Small Cap Index(6)	0.33% on the first $1 billion; 0.31% on the next $1 billion; and 0.29% thereafter
U.S. Bond Index(7)	0.32% on the first $500 million; 0.30% on the next $500 million; 0.28% on the next $1 billion; 0.26% on the next $2 billion; and 0.24% thereafter
WisdomTreeSM Global High-Yielding Equity Index	0.46% on the first $500 million; 0.43% on the next $500 million; and 0.41% thereafter

(1)	Pursuant to a side agreement, ING Investments has agreed to waive 0.25% of the Portfolio’s advisory fee. This side agreement will only renew if ING Investments elects to renew it. Any fees waived or reimbursed are not eligible for recoupment.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT, ADMINISTRATIVE AND LICENSING FEES (continued)

(2)	Pursuant to a side agreement, ING Investments has agreed to waive 0.15% of the Portfolio’s advisory fee. This side agreement will only renew if ING Investments elects to renew it. Any fees waived or reimbursed are not eligible for recoupment.

(3)	Pursuant to a side agreement, ING Investments has agreed to waive 0.25% of each Portfolio’s advisory fee. This side agreement will only renew if ING Investments elects to renew it. Any fees waived or reimbursed are not eligible for recoupment.

(4)	Pursuant to a side agreement, ING Investments has agreed to waive 0.10% of each Portfolio’s advisory fee. Any fees waived or reimbursed are not eligible for recoupment.

(5)	Effective April 30, 2012, advisory fee breakpoints were incorporated.

(6)	Effective July 1, 2012, advisory fee breakpoints were incorporated.

(7)	Effective March 1, 2012, the advisory fee breakpoints were modified.

The Investment Adviser entered into a sub-advisory agreement with ING IM. ING IM acts as sub-adviser to all Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

Prior to February 21, 2012, Neuberger Berman Fixed Income LLC served as sub-adviser to U.S. Bond Index pursuant to a Sub-Advisory Agreement effective May 4, 2009.

IFS, an indirect, wholly-owned subsidiary of ING Groep, acts as administrator to the Portfolios and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of daily net assets. Pursuant to a side agreement, IFS has agreed to waive the administration fee for Australia Index, Emerging Markets Index, Euro STOXX 50® Index, FTSE 100 Index®, and Japan TOPIX Index. Any fees waived or reimbursed are not eligible for recoupment. There is no guarantee these waivers will continue.

WisdomTreeSM Global High-Yielding Equity Index pays an annual licensing fee to WisdomTree Investments, Inc. Hang Seng Data Services Limited receives an estimated annual licensing fee for the Hang Seng Index. Standard & Poor’s Financial Services LLC, MSCI Inc., STOXX Limited, Zurich, Switzerland and/or Dow Jones & Company, Inc., FTSE International Limited, and Tokyo Stock Exchange, Inc. receive an annual licensing fee for Australia Index, Emerging Markets Index and International Index, Euro STOXX 50® Index, FTSE 100 Index® and Japan TOPIX Index, respectively.

In placing equity security transactions, the Investment Adviser or each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Adviser or each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Investment Adviser or each sub-adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. IID has agreed to waive 0.01% of the distribution fee for Class ADV shares of International Index. IID has also contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 shares of the respective Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. There is no guarantee these waivers will continue.

Class S shares of the Portfolios have adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or distribution of each Portfolio’s shares. Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2012, the following affiliated investment companies or indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Affiliated Investment Company/Subsidiary	Portfolios	Percentage
ING Index Solution 2015
Portfolio	Emerging Markets Index	10.27%
	International Index	6.23%
ING Index Solution 2025
Portfolio	Emerging Markets Index	18.00%
	International Index	13.18%
ING Index Solution 2035
Portfolio	Emerging Markets Index	16.21%
	International Index	13.27%
ING Index Solution 2045
Portfolio	Emerging Markets Index	13.97%
	International Index	8.42%
ING Life Insurance and
Annuity Company	International Index	15.00%
	RussellTM Large Cap Growth Index	10.17%
	RussellTM Large Cap Index	27.43%
	RussellTM Large Cap Value Index	11.23%
	RussellTM Mid Cap Index	11.25%
	RussellTM Small Cap Index	16.70%
ING National Trust	RussellTM Large Cap Index	8.16%
	RussellTM Large Cap Value Index	5.20%
ING Retirement
Conservative Portfolio	U.S. Bond Index	7.88%
ING Retirement Growth
Portfolio	Australia Index	52.44%
	Euro STOXX 50® Index	51.72%
	FTSE 100 Index®	52.18%
	Hang Seng Index	33.22%
	Japan TOPIX Index	51.73%
	RussellTM Mid Cap Index	36.35%
	RussellTM Small Cap Index	33.38%
	U.S. Bond Index	27.05%
ING Retirement Moderate
Growth Portfolio	Australia Index	29.68%
	Euro STOXX 50® Index	29.27%
	FTSE 100 Index®	29.54%
	Hang Seng Index	18.80%
	Japan TOPIX Index	29.28%
	RussellTM Mid Cap Index	21.35%
	RussellTM Small Cap Index	15.25%
	U.S. Bond Index	25.95%
ING Retirement
Moderate Portfolio	Australia Index	15.06%
	Euro STOXX 50® Index	14.85%
	FTSE 100 Index®	14.98%
	Hang Seng Index	9.54%
	Japan TOPIX Index	14.85%
	RussellTM Mid Cap Index	8.57%
	U.S. Bond Index	16.53%
ING Strategic Allocation
Growth Portfolio	Emerging Markets Index	7.92%
	International Index	5.88%
ING Strategic Allocation
Moderate Portfolio	Emerging Markets Index	6.60%
ING USA Annuity and
Life Insurance Company	Hang Seng Index	34.37%
	International Index	10.25%
ING USA Annuity and
Life Insurance Company
(continued)	RussellTM Large Cap Growth Index	39.67%
	RussellTM Large Cap Index	60.70%
	RussellTM Large Cap Value Index	52.03%
	RussellTM Mid Cap Growth Index	93.38%
	RussellTM Mid Cap Index	7.62%
	RussellTM Small Cap Index	19.76%
	U.S. Bond Index	6.00%
	WisdomTreeSM Global High-Yielding Equity Index	97.04%
ReliaStar Life Insurance
Company	RussellTM Large Cap Growth Index	36.02%
	RussellTM Large Cap Value Index	23.42%
Security Life of Denver
Insurance Company	RussellTM Large Cap Growth Index	11.06%
	RussellTM Large Cap Value Index	5.35%

(1)	Effective December 18, 2012

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios. These security purchases were related to the initial subscriptions of shares of the portfolio by affiliated ING Portfolios.

The Company has adopted a Deferred Compensation Plan (the “Policy”), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors’ fees payable. Amounts defined are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Policy.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2012, the following Portfolios had the below payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:

Portfolio	Accrued Expenses	Amount
RussellTM Large Cap Growth	Postage	$16,636
RussellTM Large Cap Value	Audit	15,869
	Postage	25,902
Wisdom TreeSM Global High-Yielding Equity Index	License	82,448

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 8 — EXPENSE LIMITATION AGREEMENT

ING Investments has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Portfolio	Class ADV	Class I	Class S	Class S2
International Index	1.00%	0.50%	0.75%	0.90%
RussellTM Large Cap Growth Index(1)	N/A	N/A	N/A	N/A
RussellTM Large Cap Index	0.87%	0.37%	0.62%	0.77%
RussellTM Large Cap Value Index(1)	N/A	N/A	N/A	N/A
RussellTM Mid Cap Index	0.93%	0.43%	0.68%	0.83%
RussellTM Small Cap Index	0.95%	0.45%	0.70%	0.85%
U.S. Bond Index	0.95%	0.45%	0.70%	0.85%
WisdomTreeSM Global High-Yielding Equity Index	1.34%	N/A	1.09%	N/A

(1)	Pursuant to a side agreement, the Investment Adviser has agreed to waive all or a portion of the advisory fee so that the expense limits are 1.00%, 0.50%, and 0.75% for Class ADV, Class I, and Class S, respectively. The amounts waived are not eligible for recoupment.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2012, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2013	2014	2015	Total
International Index	$225,189	$203,421	$331,151	$759,761
RussellTM Large Cap Index	142,366	50,067	78,829	271,262
RussellTM Mid Cap Index	255,442	235,653	189,841	680,936
RussellTM Small Cap Index	107,834	147,228	137,893	392,955
Wisdom TreeSM Global High-Yielding Equity Index	$—	$17,538	$—	$17,538

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term and such termination is approved by the Board.

NOTE 9 — LINE OF CREDIT

The Portfolios included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement with BNY (the “Credit Agreement”) for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the credit agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year ended December 31, 2012:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Australia Index	10	$740,000	1.26%
Emerging Markets Index	8	2,531,250	1.28%
Euro STOXX 50® Index	7	960,000	1.31%
FTSE 100 Index®	12	780,000	1.30%
Hang Seng Index	5	3,372,000	1.31%
International Index	1	5,160,000	1.31%
Japan TOPIX Index	15	1,515,333	1.28%
RussellTM Large Cap Growth Index	5	6,772,000	1.18%
RussellTM Large Cap Value Index	5	7,005,000	1.28%
RussellTM Mid Cap Growth Index	2	1,090,000	1.23%
RussellTM Mid Cap Index	8	3,709,375	1.32%
RussellTM Small Cap Index	3	1,895,000	1.27%
U.S. Bond Index	13	2,048,077	1.26%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Australia Index
Class ADV
12/31/2012	—	—	—*	—	—	—	—	1	—	1
3/2/2011(1)– 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class I
12/31/2012	2,411,691	—	837,874	(6,112,901)	(2,863,336)	20,220,938	—	7,909,533	(58,520,274)	(30,389,803)
3/2/2011(1)– 12/31/2011	27,398,092	—	—	(5,742,983)	21,655,109	266,266,028	—	—	(55,878,022)	210,388,006
Emerging Markets Index
Class ADV
12/31/2012	—	—	—*	—	—	—	—	—*	—	—
12/19/2011(1)– 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class I
12/31/2012	8,880,439	—	5,280	(5,480,110)	3,405,609	100,512,177	—	60,878	(59,342,600)	41,230,455
12/19/2011(1)– 12/31/2011	6,043,822	—	—	(93,072)	5,950,750	60,519,392	—	—	(959,873)	59,559,519
Class S
12/31/2012	—	—	—*	—	—	—	—	—*	—	—
12/19/2011(1)– 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Class S2
12/31/2012	—	—	—*	—	—	—	—	—*	—	—
12/19/2011(1)– 12/31/2011	301	—	—	—	301	3,010	—	—	—	3,010
Euro STOXX 50® Index
Class ADV
12/31/2012	1,465,062	—	18,995	(922,273)	561,784	13,432,326	—	160,508	(8,189,694)	5,403,140
12/31/2011	1,590,936	—	47,850	(1,723,602)	(84,816)	18,118,835	—	582,821	(16,577,216)	2,124,440
Class I
12/31/2012	15,593,591	—	3,362,568	(29,700,392)	(10,744,233)	115,257,753	—	28,413,701	(266,950,309)	(123,278,855)
12/31/2011	34,299,222	—	1,990,577	(39,826,392)	(3,536,593)	328,728,116	—	24,444,279	(421,119,052)	(67,946,657)
FTSE 100 Index®
Class ADV
12/31/2012	298,578	—	17,628	(323,691)	(7,485)	3,570,414	—	205,898	(3,881,891)	(105,579)
12/31/2011	1,679,213	—	17,419	(1,773,233)	(76,601)	21,337,043	—	229,414	(20,997,343)	569,114
Class I
12/31/2012	4,301,819	—	3,934,461	(10,246,373)	(2,010,093)	44,945,540	—	46,033,192	(120,789,488)	(29,810,756)
12/31/2011	12,066,381	—	1,862,965	(20,844,998)	(6,915,652)	145,369,356	—	24,702,912	(263,394,905)	(93,322,637)
Hang Seng Index
Class ADV
12/31/2012	114,549	—	851	(170,387)	(54,987)	1,452,559	—	10,796	(2,154,767)	(691,412)
12/31/2011	144,550	—	2,805	(60,611)	86,744	1,826,624	—	39,578	(721,253)	1,144,949
Class I
12/31/2012	772,849	—	97,846	(2,411,332)	(1,540,637)	8,819,866	—	1,246,557	(31,354,007)	(21,287,584)
12/31/2011	2,412,283	—	183,827	(3,955,495)	(1,359,385)	29,269,635	—	2,606,668	(54,250,705)	(22,374,402)
Class S
12/31/2012	972,075	—	41,016	(1,312,346)	(299,255)	12,802,895	—	521,717	(16,289,045)	(2,964,433)
12/31/2011	809,083	—	119,612	(2,823,559)	(1,894,864)	10,869,144	—	1,692,517	(36,980,400)	(24,418,739)

*	Share amount is less than 0.500 or $0.50.

(1)	Commencement of operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
International Index
Class ADV
12/31/2012	522,290	—	17,120	(235,657)	303,753	4,088,849	—	131,826	(1,766,379)	2,454,296
12/31/2011	351,640	—	8,486	(284,318)	75,808	2,876,631	—	77,309	(2,264,029)	689,911
Class I
12/31/2012	17,811,322	—	883,305	(11,402,281)	7,292,346	140,023,550	—	6,872,113	(89,854,952)	57,040,711
12/31/2011	16,962,159	—	665,985	(13,673,552)	3,954,592	135,975,770	—	6,107,079	(112,989,141)	29,093,708
Class S
12/31/2012	1,983,549	—	266,932	(2,184,320)	66,161	15,377,542	—	2,066,057	(16,783,513)	660,086
12/31/2011	1,575,567	—	254,492	(4,224,545)	(2,394,486)	12,752,507	—	2,323,513	(34,235,672)	(19,159,652)
Class S2
12/31/2012	198,980	—	1,315	(12,510)	187,785	1,583,682	—	10,178	(94,528)	1,499,332
12/31/2011	29,798	—	—	(4,127)	25,671	239,343	—	—	(30,083)	209,260
Japan TOPIX Index
Class ADV
12/31/2012	555,946	—	51,543	(1,067,025)	(459,536)	5,357,998	—	472,128	(10,044,277)	(4,214,151)
12/31/2011	1,527,640	—	24,469	(1,250,365)	301,744	16,057,619	—	256,930	(12,624,063)	3,690,486
Class I
12/31/2012	5,268,857	—	3,642,759	(8,479,991)	431,625	45,288,987	—	33,513,377	(79,909,586)	(1,107,222)
12/31/2011	30,143,153	—	1,117,190	(22,673,176)	8,587,167	325,036,211	—	11,808,695	(250,402,301)	86,442,605
RussellTM Large Cap Growth Index
Class ADV
12/31/2012	4,251	—	148	(264)	4,135	69,311	—	2,473	(4,406)	67,378
12/31/2011	4,526	—	158	(3,718)	966	66,211	—	2,422	(52,843)	15,790
Class I
12/31/2012	597,977	—	165,387	(2,058,631)	(1,295,267)	9,786,351	—	2,776,854	(33,893,675)	(21,330,470)
12/31/2011	349,839	—	187,516	(2,270,229)	(1,732,874)	5,010,777	—	2,891,487	(33,472,231)	(25,569,967)
Class S
12/31/2012	2,680,713	—	102,095	(3,345,010)	(562,202)	44,489,784	—	1,709,063	(55,370,696)	(9,171,849)
12/31/2011	3,358,755	—	97,494	(3,308,221)	148,028	49,120,218	—	1,499,464	(47,639,718)	2,979,964
RussellTM Large Cap Index
Class ADV
12/31/2012	996,928	—	17,275	(338,134)	676,069	10,665,647	—	183,812	(3,561,853)	7,287,606
12/31/2011	313,160	—	13,229	(458,088)	(131,699)	3,026,660	—	135,734	(4,417,362)	(1,254,968)
Class I
12/31/2012	2,697,459	—	251,091	(1,399,160)	1,549,390	28,834,788	—	2,699,231	(14,987,805)	16,546,214
12/31/2011	16,723,885	—	482,043	(42,316,632)	(25,110,704)	161,443,843	—	4,989,150	(413,582,504)	(247,149,511)
Class S
12/31/2012	9,916,481	—	885,690	(9,669,972)	1,132,199	107,111,380	—	9,476,882	(102,960,907)	13,627,355
12/31/2011	6,190,258	—	583,850	(13,029,827)	(6,255,719)	60,260,801	—	6,025,330	(124,468,786)	(58,182,655)
Class S2
12/31/2012	32,344	—	591	(6,707)	26,228	352,857	—	6,412	(71,870)	287,399
12/31/2011	26,586	—	67	(2,211)	24,442	260,457	—	706	(22,418)	238,745
RussellTM Large Cap Value Index
Class ADV
12/31/2012	430	—	34	(311)	153	5,720	—	457	(4,431)	1,746
12/31/2011	326	—	26	(364)	(12)	4,090	—	355	(4,184)	261
Class I
12/31/2012	335,388	—	61,907	(631,223)	(233,928)	4,501,429	—	839,456	(8,525,855)	(3,184,970)
12/31/2011	128,218	—	54,635	(496,882)	(314,029)	1,617,063	—	736,479	(6,255,316)	(3,901,774)
Class S
12/31/2012	3,797,000	—	65,183	(2,461,105)	1,401,078	51,268,711	—	881,924	(33,481,089)	18,669,546
12/31/2011	1,959,086	—	49,474	(1,520,275)	488,285	24,731,179	—	665,917	(19,006,147)	6,390,949

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
RussellTM Mid Cap Growth Index
Class ADV
12/31/2012	—	—	—	—	—	—	—	—	—	—
12/31/2011	—	—	—*	(1)	(1)	—	—	—*	(18)	(18)
Class I
12/31/2012	78,854	—	1,458	(119,604)	(39,292)	1,387,041	—	26,673	(2,075,868)	(662,154)
12/31/2011	197,372	—	1,698	(717,623)	(518,553)	3,342,147	—	30,780	(12,155,583)	(8,782,656)
Class S
12/31/2012	916,072	—	52,602	(2,937,804)	(1,969,130)	16,371,126	—	960,549	(51,548,641)	(34,216,966)
12/31/2011	1,749,316	—	71,889	(4,923,441)	(3,102,236)	29,834,703	—	1,301,915	(80,537,655)	(49,401,037)
Class S2
12/31/2012	9,946	—	154	(21,814)	(11,714)	180,990	—	2,809	(389,109)	(205,310)
12/31/2011	10	—	246	(16,592)	(16,336)	157	—	4,462	(274,552)	(269,933)
RussellTM Mid Cap Index
Class ADV
12/31/2012	1,661,710	—	116,952	(334,683)	1,443,979	19,551,333	—	1,389,394	(3,939,462)	17,001,265
12/31/2011	1,377,272	—	31,322	(300,276)	1,108,318	15,823,280	—	388,701	(3,379,862)	12,832,119
Class I
12/31/2012	11,438,480	—	5,375,466	(17,634,676)	(820,730)	136,186,898	—	64,666,855	(211,357,132)	(10,503,379)
12/31/2011	22,728,740	—	2,253,364	(27,392,902)	(2,410,798)	257,912,901	—	28,257,189	(316,043,577)	(29,873,487)
Class S
12/31/2012	4,725,288	—	637,886	(3,216,732)	2,146,442	56,988,171	—	7,635,489	(38,297,247)	26,326,413
12/31/2011	5,956,580	—	246,365	(6,775,695)	(572,750)	69,546,731	—	3,074,634	(77,778,636)	(5,157,271)
Class S2
12/31/2012	380,076	—	12,982	(73,009)	320,049	4,511,544	—	154,488	(854,241)	3,811,791
12/31/2011	227,740	—	1,740	(33,528)	195,952	2,568,129	—	21,649	(367,393)	2,222,385
RussellTM Small Cap Index
Class ADV
12/31/2012	1,029,034	—	120,030	(333,833)	815,231	12,459,830	—	1,447,563	(4,036,371)	9,871,022
12/31/2011	1,061,370	—	9,286	(283,209)	787,447	12,828,952	—	123,046	(3,381,042)	9,570,956
Class I
12/31/2012	4,145,288	—	2,553,772	(6,537,740)	161,320	50,788,920	—	31,232,628	(81,080,609)	940,939
12/31/2011	9,991,620	—	348,439	(12,054,809)	(1,714,750)	117,104,549	—	4,672,570	(148,279,672)	(26,502,553)
Class S
12/31/2012	5,736,888	—	886,437	(5,759,435)	863,890	70,745,151	—	10,787,936	(71,008,726)	10,524,361
12/31/2011	5,788,110	—	110,992	(7,938,223)	(2,039,121)	71,160,875	—	1,481,747	(95,516,332)	(22,873,710)
Class S2
12/31/2012	356,502	—	17,484	(90,263)	283,723	4,278,040	—	210,680	(1,103,712)	3,385,008
12/31/2011	206,354	—	584	(30,798)	176,140	2,512,242	—	7,745	(364,163)	2,155,824
U.S. Bond Index
Class ADV
12/31/2012	807,463	—	36,395	(660,838)	183,020	8,858,010	—	396,980	(7,288,012)	1,966,978
12/31/2011	637,639	—	16,176	(149,273)	504,542	6,965,109	—	174,475	(1,612,857)	5,526,727
Class I
12/31/2012	79,940,334	—	15,928,482	(68,132,208)	27,736,608	887,062,375	—	174,290,373	(751,408,079)	309,944,669
12/31/2011	112,909,089	—	13,246,250	(152,298,656)	(26,143,317)	1,236,352,825	—	142,658,672	(1,664,855,345)	(285,843,848)
Class S
12/31/2012	3,847,908	—	1,070,953	(9,577,477)	(4,658,616)	42,266,111	—	11,682,597	(105,626,942)	(51,678,234)
12/31/2011	14,187,986	—	860,734	(9,547,809)	5,500,911	155,089,578	—	9,265,323	(103,271,311)	61,083,590
Class S2
12/31/2012	56,045	—	784	(19,479)	37,350	616,117	—	8,596	(215,300)	409,413
12/31/2011	25,289	—	136	(6,963)	18,462	275,365	—	1,497	(76,928)	199,934

*	Share amount is less than 0.500 or $0.50.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
WisdomTreeSM Global High-Yielding Equity Index
Class ADV
12/31/2012	151,205	—	5,181	(84,270)	72,116	1,174,896	—	39,120	(654,593)	559,423
12/31/2011	116,396	—	3,296	(97,356)	22,336	899,154	—	28,678	(719,611)	208,221
Class I
12/31/2012	—	—	—	(1)	(1)	—	—	—	(9)	(9)
12/31/2011	—	—	—	—	—	—	—	—	—	—
Class S
12/31/2012	772,233	—	931,171	(3,128,222)	(1,424,818)	5,984,774	—	7,076,900	(24,212,235)	(11,150,561)
12/31/2011	1,691,047	—	694,011	(4,950,228)	(2,565,170)	13,604,298	—	6,079,537	(39,436,145)	(19,752,310)

NOTE 11 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non/U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.

The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2012, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
Australia Index	$4,644,825	$4,913,217
Emerging Markets Index	1,260,930	1,289,918
Euro STOXX 50® Index	4,696,003	4,980,668
FTSE 100 Index®	2,856,706	3,000,607
Hang Seng Index	1,348,545	1,432,623
International Index	5,890,956	6,206,011
Japan TOPIX Index	21,573,204	22,710,981
RussellTM Mid Cap Growth Index	5,949,018	6,108,331
RussellTM Mid Cap Index	34,092,071	35,186,846
RussellTM Small Cap Index	49,600,688	51,279,572

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (Australia Index, Emerging Markets Index, Euro STOXX 50® Index, FTSE 100® Index, Hang Seng Index, International Index, Japan TOPIX Index and WisdomTreeSM Global High/Yielding Equity Index). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Emerging Markets Investments (Emerging Markets Index, Hang Seng Index, International Index and WisdomTreeSM Global High-Yielding Equity Index). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Non-Diversified (Australia Index, Emerging Markets Index, FTSE 100® Index and Hang Seng Index). The Portfolios are classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause a Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Investment by Funds-of-Funds (Australia Index, Emerging Markets Index, Euro STOXX 50® Index, FTSE 100® Index, Hang Seng Index, International Index, Japan TOPIX Index, RussellTM Mid Cap Index, RussellTM Small Cap Index and U.S. Bond Index). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of each Portfolio may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects of the Underlying Funds and the fund-of-fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), paydown gains, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2012:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Australia Index	$—	$1,656,300	$(1,656,300)
Emerging Markets Index	(2,045)	(118,214)	120,259
Euro STOXX 50® Index	—	670,451	(670,451)
FTSE 100 Index®	—	1,407,966	(1,407,966)
Hang Seng Index	—	1,710,482	(1,710,482)
International Index	—	1,526,891	(1,526,891)
Japan TOPIX Index	—	289,172	(289,172)
RussellTM Large Cap Growth Index	—	(886)	886
RussellTM Large Cap Index	—	6,462	(6,462)

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
RussellTM Large Cap Value Index	$—	$742	$(742)
RussellTM Mid Cap Growth Index	—	(8,249)	8,249
RussellTM Mid Cap Index	—	(76,280)	76,280
RussellTM Small Cap Index	—	(30,057)	30,057
U.S. Bond Index	—	19,570,226	(19,570,226)
WisdomTreeSM Global High-Yielding Equity Index	—	102,695	(102,695)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2012		Year Ended December 31, 2011
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Australia Index	$7,909,583	$58	$—	$—
Emerging Markets Index	—	60,886	—	—
Euro STOXX 50® Index	28,574,209	—	25,027,100	—
FTSE 100 Index®	18,568,539	27,670,551	20,446,513	4,485,813
Hang Seng Index	1,779,070	—	4,338,763	—
International Index	9,080,174	—	8,508,011	—
Japan TOPIX Index	6,969,173	27,016,332	8,392,813	3,672,812
RussellTM Large Cap Growth Index	4,488,390	—	4,393,373	—
RussellTM Large Cap Index	12,366,337	—	11,150,920	—
RussellTM Large Cap Value Index	1,721,837	—	1,402,752	—
RussellTM Mid Cap Growth Index	990,036	—	1,337,168	—
RussellTM Mid Cap Index	22,377,052	51,469,174	31,742,173	—
RussellTM Small Cap Index	6,186,454	37,492,353	6,285,108	—
U.S. Bond Index	151,529,254	34,849,292	139,335,989	12,764,064
WisdomTreeSM Global High-Yielding Equity Index	7,116,020	—	6,108,215	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-Term Gain/Loss	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Australia Index	$10,344,217	$—	$7,140,328	$(103,334)	Short-term	None
				(3,043,986)	Long-term	None
				$(3,147,320)
Emerging Markets Index	3,046,572	446,529	8,203,177	—	—	—
Euro STOXX 50® Index	22,888,466	—	28,060,614	(805,470)	Short-term	2018
				(55,298,607)	Long-term	None
				$(56,104,077)
FTSE 100 Index®	22,482,243	8,893,869	85,784,584	—	—	—
Hang Seng Index	5,320,428	—	18,997,495	(348,360)	Short-term	2016
				(211,429)	Short-term	2017
				(1,659,922)	Short-term	None
				(1,296,637)	Long-term	None
				$(3,516,348)
International Index	10,778,765	—	82,931,191	(54,386,053)	Short-term	2015
				(14,301,357)	Short-term	2016
				(91,978,946)	Short-term	2017
				(1,826,920)	Short-term	2018
				(720,690)	Long-term	None
				$(163,213,966)*

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

				Capital Loss Carryforwards
	Undistributed Ordinary Income	Undistributed Long-Term Gain/Loss	Unrealized Appreciation/ (Depreciation)	Amount	Character	Expiration
Japan TOPIX Index	$8,560,802	$1,424,993	$(17,099,912)	$—	—	—
RussellTM Large Cap Growth Index	5,796,786	—	129,252,550	(13,930,136)	Short-term	2014
				(20,625,387)	Short-term	2015
				(143,769,582)	Short-term	2016
				$(178,325,105)

RussellTM Large Cap Index	10,011,432	—	222,142,998	(28,544,244)	Short-term	2015
				(65,341,389)	Short-term	2016
				(125,559,316)	Short-term	2017
				(8,688,924)	Short-term	2018
				$(228,133,873)*

RussellTM Large Cap Value Index	2,133,702	958,172	23,110,646	(9,303,419)	Short-term	2015
				(3,099,362)	Short-term	2016
				$(12,402,782)*

RussellTM Mid Cap Growth Index	2,301,227	—	90,481,135	(139,215,012)	Short-term	2016
RussellTM Mid Cap Index	35,698,624	48,939,289	484,785,284	—	—	—
RussellTM Small Cap Index	12,731,244	30,920,425	169,572,521	—	—	—
U.S. Bond Index	10,485,106	33,655,601	161,047,872	—	—	—
WisdomTreeSM Global High-Yielding Equity Index	6,405,308	—	18,524,608	(8,006,052)	Short-term	2016
				(30,688,288)	Short-term	2017
				(6,695,973)	Short-term	2018
				(1,822,596)	Short-term	None
				(3,545,415)	Long-term	None
				$(50,758,324)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2012, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — RESTRUCTURING PLAN

The Investment Adviser, Sub-Adviser, Administrator and Distributor are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2012 ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced that the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock, in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 14 — RESTRUCTURING PLAN (continued)

possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The investment advisory agreement for the Portfolios provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Portfolios.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

NOTE 15 — SUBSEQUENT EVENTS

It is anticipated that one or more of the transactions contemplated by the Restructuring Plan may be deemed to be a change of control, resulting in the automatic terminations of the existing investment advisory and sub-advisory agreements for the Portfolios. At a meeting held on January 9, 2013, the Board approved new advisory and sub-advisory agreements for the Portfolios that will take effect upon shareholder approval or the close of the IPO, whichever is later. Information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships will be disclosed in the Portfolios’ semi-annual shareholder report to be dated June 30, 2013. A proxy statement, including disclosures regarding the Board’s considerations, is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the new investment advisory and sub-advisory agreements.

At a meeting of the Board on January 9, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Directors of the Company. The Nominees include Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, Joseph E. Obermeyer and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler and Roger B. Vincent, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund complex. These nominations are, in part, the result of an effort on the part of the Board and another board in the ING Fund complex to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. A proxy statement is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

ING AUSTRALIA INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.1%
		Consumer Discretionary: 3.3%
60,895		Crown Ltd.	$680,563	0.3
49,127		News Corp., Inc.	1,280,261	0.7
219,119		Tattersall’s Ltd.	690,177	0.4
1,733,237		Other Securities(a)	3,768,005	1.9
			6,419,006	3.3

		Consumer Staples: 8.3%
84,926		Coca-Cola Amatil Ltd.	1,193,498	0.6
186,190		Wesfarmers Ltd.	7,183,452	3.7
199,566		Woolworths Ltd.	6,122,379	3.2
548,346		Other Securities(a)	1,640,259	0.8
			16,139,588	8.3

		Energy: 6.1%
175,637		Oil Search Ltd.	1,298,852	0.7
174,439		Origin Energy Ltd.	2,144,336	1.1
153,181		Santos Ltd.	1,794,774	0.9
100,314		Woodside Petroleum Ltd.	3,574,706	1.8
33,171		WorleyParsons Ltd.	817,103	0.4
1,021,430		Other Securities(a)	2,239,047	1.2
			11,868,818	6.1

		Financials: 40.9%
473,009		AMP Ltd.	2,399,287	1.2
28,158		ASX Ltd.	918,919	0.5
440,357		Australia & New Zealand Banking Group Ltd.	11,597,508	6.0
377,508		CFS Retail Property Trust	755,196	0.4
258,711		Commonwealth Bank of Australia	16,848,987	8.7
777,978		Dexus Property Group	826,298	0.4
243,164		Goodman Group	1,107,993	0.6
261,950		GPT Group	1,008,298	0.5
333,025		Insurance Australia Group	1,640,269	0.8
83,616		Lend Lease Corp., Ltd.	816,579	0.4
54,804		Macquarie Group Ltd.	2,053,022	1.1
549,086		Mirvac Group	854,514	0.4
372,851		National Australia Bank Ltd.	9,807,172	5.1
192,040		QBE Insurance Group Ltd.	2,200,387	1.1
356,894		Stockland	1,319,627	0.7
206,849		Suncorp-Metway Ltd.	2,208,916	1.1
332,733		Westfield Group	3,674,671	1.9
451,693		Westfield Retail Trust	1,425,079	0.7
495,002		Westpac Banking Corp.	13,563,006	7.0
1,604,324		Other Securities(a)	4,479,829	2.3
			79,505,557	40.9

		Health Care: 4.3%
9,090		Cochlear Ltd.	753,560	0.4
80,647		CSL Ltd.	4,553,131	2.3
62,449		Sonic Healthcare Ltd.	871,706	0.4
488,931		Other Securities(a)	2,247,240	1.2
			8,425,637	4.3

		Industrials: 6.5%
156,812		Asciano Group	767,126	0.4
283,680		Aurizon Holdings Ltd.	1,115,544	0.6
249,601		Brambles Ltd.	1,979,166	1.0
232,100		Sydney Airport	817,587	0.4
234,457		Transurban Group	1,490,355	0.8
2,160,398		Other Securities(a)	6,378,799	3.3
			12,548,577	6.5

		Information Technology: 0.6%
81,866		Computershare Ltd.	772,294	0.4
60,995		Other Securities(a)	454,351	0.2
			1,226,645	0.6

		Materials: 21.4%
194,001		Amcor Ltd.	1,639,654	0.8
515,946		BHP Billiton Ltd.	20,142,835	10.4
273,530		Fortescue Metals Group Ltd.	1,363,125	0.7
67,280	L	Iluka Resources Ltd.	650,194	0.3
261,854		Incitec Pivot Ltd.	892,763	0.5
69,607		James Hardie Industries SE	673,927	0.4
122,724		Newcrest Mining Ltd.	2,870,855	1.5
58,397		Orica Ltd.	1,536,207	0.8
70,058		Rio Tinto Ltd.	4,925,730	2.5
3,610,702		Other Securities(a)	6,800,970	3.5
			41,496,260	21.4

		Telecommunication Services: 5.0%
2,000,493		Telstra Corp., Ltd.	9,115,739	4.7
165,830		Other Securities	476,073	0.3
			9,591,812	5.0

		Utilities: 1.7%
87,759		AGL Energy Ltd.	1,410,826	0.7
131,212		APA Group	757,493	0.4
865,965		Other Securities(a)	1,167,682	0.6
			3,336,001	1.7

		Total Common Stock
		(Cost $179,884,955)	190,557,901	98.1

RIGHTS: 0.0%
		Consumer Discretionary: 0.0%
125,974		Other Securities	11,813	0.0

		Industrials: 0.0%
70,907		Other Securities	4,801	0.0

		Total Rights
		(Cost $35,865)	16,614	0.0

		Total Long-Term Investments
		(Cost $179,920,820)	190,574,515	98.1

See Accompanying Notes to Financial Statements

ING AUSTRALIA INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.8%
	Securities Lending Collateralcc(1): 2.5%
1,166,910	Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,166,929, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–7.500%, Market Value plus accrued interest $1,190,248, due 07/15/13–08/01/46)	$1,166,910	0.6
1,166,910	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,166,923, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,190,248, due 10/01/16–12/20/42)	1,166,910	0.6
245,577	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $245,579, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $250,489, due 10/31/17–08/15/22)	245,577	0.1
1,166,910	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $1,166,922, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $1,190,248, due 08/09/13–06/20/42)	1,166,910	0.6
1,166,910	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,166,950, collateralized by various U.S. Government Agency Obligations, 2.000%–4.500%, Market Value plus accrued interest $1,190,248, due 10/01/32–01/01/43)	1,166,910	0.6
		4,913,217	2.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.3%
565,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $565,000)	565,000	0.3

	Total Short-Term Investments
	(Cost $5,478,217)	5,478,217	2.8
	Total Investments in Securities
	(Cost $185,399,037)	$196,052,732	100.9
	Liabilities in Excess of Other Assets	(1,722,406)	(0.9)
	Net Assets	$194,330,326	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $188,922,909.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,471,062
Gross Unrealized Depreciation	(15,341,239)
Net Unrealized Appreciation	$7,129,823

See Accompanying Notes to Financial Statements

ING AUSTRALIA INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$6,419,006	$—	$6,419,006
Consumer Staples	—	16,139,588	—	16,139,588
Energy	—	11,868,818	—	11,868,818
Financials	267,961	79,237,596	—	79,505,557
Health Care	98,267	8,327,370	—	8,425,637
Industrials	319,403	12,229,174	—	12,548,577
Information Technology	—	1,226,645	—	1,226,645
Materials	—	41,496,260	—	41,496,260
Telecommunication Services	—	9,591,812	—	9,591,812
Utilities	—	3,336,001	—	3,336,001
Total Common Stock	685,631	189,872,270	—	190,557,901
Rights	—	16,614	—	16,614
Short-Term Investments	565,000	4,913,217	—	5,478,217
Total Investments, at fair value	$1,250,631	$194,802,101	$—	$196,052,732
Other Financial Instruments+
Futures	9,715	—	—	9,715
Forward Foreign Currency Contracts	—	1,557	—	1,557
Total Assets	$1,260,346	$194,803,658	$—	$196,064,004
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(8,822)	$—	$(8,822)
Total Liabilities	$—	$(8,822)	$—	$(8,822)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Australia Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman & Co.	Australian Dollar	620,000	Buy	03/20/13	$638,692	$640,249	$1,557
JPMorgan Chase & Co.	Australian Dollar	600,000	Buy	03/20/13	628,418	619,596	(8,822)
							$(7,265)

ING Australia Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
ASX SPI 200® Index	31	03/21/13	$3,714,965	$9,715
			$3,714,965	$9,715

See Accompanying Notes to Financial Statements

ING AUSTRALIA INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$1,557
Equity contracts	Net Assets — Unrealized appreciation*	9,715
Total Asset Derivatives		$11,272
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$8,822
Total Liability Derivatives		$8,822

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$465,107	$—	$465,107
Equity contracts	—	716,853	716,853
Total	$465,107	$716,853	$1,181,960

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(39,310)	$—	$(39,310)
Equity contracts	—	188,828	188,828
Total	$(39,310)	$188,828	$149,518

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.2%
		Consumer Discretionary: 6.7%
37,707		Grupo Televisa SAB ADR	$1,002,252	0.9
4,992	@	Hyundai Mobis	1,354,375	1.2
11,295		Hyundai Motor Co.	2,328,399	2.1
19,300		Kia Motors Corp.	1,026,250	0.9
28,649		Naspers Ltd.	1,850,462	1.6
			7,561,738	6.7

		Consumer Staples: 4.2%
47,930		BRF — Brasil Foods SA ADR	1,011,802	0.9
55,113		Cia de Bebidas das Americas ADR	2,314,195	2.0
14,248		Fomento Economico Mexicano SAB de CV ADR	1,434,774	1.3
			4,760,771	4.2

		Energy: 17.2%
1,230,000		China Petroleum & Chemical Corp.	1,416,068	1.3
249,000		China Shenhua Energy Co., Ltd.	1,115,350	1.0
1,308,000		CNOOC Ltd.	2,881,541	2.6
390,155		Gazprom OAO ADR	3,690,866	3.3
37,381		Lukoil OAO ADR	2,472,753	2.2
6,673		NovaTek OAO GDR	815,225	0.7
1,546,000		PetroChina Co., Ltd.	2,230,363	2.0
153,876		Petroleo Brasileiro SA ADR	2,969,807	2.6
40,131		Sasol Ltd.	1,730,575	1.5
			19,322,548	17.2

		Financials: 22.8%
140,078		Banco Bradesco SA ADR	2,433,155	2.2
5,513,000		Bank of China Ltd.	2,496,742	2.2
5,283,000		China Construction Bank	4,317,331	3.8
545,000		China Life Insurance Co., Ltd.	1,805,074	1.6
31,243		ICICI Bank Ltd. ADR	1,362,507	1.2
4,768,000		Industrial and Commercial Bank of China Ltd.	3,441,432	3.1
167,125		Itau Unibanco Holding S.A. ADR	2,750,877	2.5
26,890	@	KB Financial Group, Inc.	960,481	0.9
137,500		Ping An Insurance Group Co. of China Ltd.	1,172,835	1.0
198,126		Sberbank of Russia ADR	2,436,950	2.2
31,260	@	Shinhan Financial Group Co., Ltd.	1,144,039	1.0
87,477		Standard Bank Group Ltd.	1,233,860	1.1
			25,555,283	22.8

		Industrials: 0.6%
3,062	@	Hyundai Heavy Industries	696,675	0.6

		Information Technology: 22.8%
732,100		Hon Hai Precision Industry Co., Ltd.	2,266,084	2.0
38,130	@	SK Hynix, Inc.	927,314	0.8
31,546	L	Infosys Ltd. ADR	1,334,396	1.2
84,000		MediaTek, Inc.	939,715	0.8
8,092		Samsung Electronics Co., Ltd.	11,626,584	10.4
1,803,000		Taiwan Semiconductor Manufacturing Co., Ltd.	6,030,693	5.4
74,300		Tencent Holdings Ltd.	2,436,795	2.2
			25,561,581	22.8

		Materials: 9.2%
28,032		AngloGold Ashanti Ltd.	876,730	0.8
838,855		China Steel Corp.	792,137	0.7
291,000		Formosa Plastics Corp.	791,271	0.7
53,072		Gold Fields Ltd.	658,804	0.6
39,331		Impala Platinum Holdings Ltd.	786,586	0.7
3,398		LG Chem Ltd.	1,062,051	0.9
4,790		Posco	1,569,158	1.4
19,355		Uralkali GDR	750,035	0.7
146,726		Vale SA ADR	2,978,538	2.7
			10,265,310	9.2

		Telecommunication Services: 10.7%
143,122		America Movil S.A.B de CV ADR	3,311,843	2.9
441,500		China Mobile Ltd.	5,195,441	4.6
278,000		Chunghwa Telecom Co., Ltd.	905,611	0.8
124,260		MTN Group Ltd.	2,615,514	2.4
			12,028,409	10.7

		Total Common Stock
		(Cost $97,398,732)	105,752,315	94.2

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 7.0%
	Securities Lending Collateralcc(1): 1.2%
289,918	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%–0.16%, due 01/02/13 (Repurchase Amount $289,920, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.375%–6.00%, Market Value plus accrued interest $295,716, due 06/30/13–04/18/36)	289,918	0.3

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
1,000,000	Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $1,000,019, collateralized by various U.S. Government Agency Obligations, 0.000%–6.101%, Market Value plus accrued interest $1,020,000, due 03/10/14–12/20/42)	$1,000,000	0.9
		1,289,918	1.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.8%
6,530,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $6,530,000)	6,530,000	5.8

	Total Short-Term Investments
	(Cost $7,819,918)	7,819,918	7.0

	Total Investments in Securities (Cost $105,218,650)	$113,572,233	101.2
	Liabilities in Excess of Other Assets	(1,304,619)	(1.2)
	Net Assets	$112,267,614	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
Cost for federal income tax purposes is $105,369,828.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,165,910
Gross Unrealized Depreciation	(1,963,505)
Net Unrealized Appreciation	$8,202,405

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$1,002,252	$6,559,486	$—	$7,561,738
Consumer Staples	4,760,771	—	—	4,760,771
Energy	9,133,426	10,189,122	—	19,322,548
Financials	6,232,612	19,322,671	—	25,555,283
Industrials	—	696,675	—	696,675
Information Technology	1,334,396	24,227,185	—	25,561,581
Materials	2,978,538	7,286,772	—	10,265,310
Telecommunication Services	3,311,843	8,716,566	—	12,028,409
Total Common Stock	28,753,838	76,998,477	—	105,752,315
Short-Term Investments	6,530,000	1,289,918	—	7,819,918
Total Investments, at fair value	$35,283,838	$78,288,395	$—	$113,572,233
Other Financial Instruments+
Futures	197,181	—	—	197,181
Total Assets	$35,481,019	$78,288,395	$—	$113,769,414

See Accompanying Notes to Financial Statements

ING EMERGING MARKETS INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

(1)	For the year ended December 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2012, securities valued at $1,012,014 were transferred from Level 1 to Level 2 within the fair value hierarchy.
ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

ING Emerging Markets Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	132	03/15/13	$7,085,100	$197,181
			$7,085,100	$197,181

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$197,181
Total Asset Derivatives		$197,181

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$647,906
Total	$647,906

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$96,224
Total	$96,224

See Accompanying Notes to Financial Statements

ING EURO STOXX 50® INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.0%
		Consumer Discretionary: 7.7%
104,507		Bayerische Motoren Werke AG	$10,169,736	1.5
319,528		DaimlerChrysler AG	17,591,886	2.5
67,306		Inditex S.A.	9,456,970	1.4
84,840		LVMH Moet Hennessy Louis Vuitton S.A.	15,657,918	2.3
			52,876,510	7.7

		Consumer Staples: 9.8%
236,136		Anheuser-Busch InBev Worldwide, Inc.	20,563,919	3.0
188,800		Carrefour S.A.	4,861,123	0.7
192,119		Groupe Danone	12,655,357	1.8
75,681		L’Oreal S.A.	10,530,501	1.5
499,428		Unilever NV	19,110,021	2.8
			67,720,921	9.8

		Energy: 9.2%
869,899		ENI S.p.A.	21,310,482	3.1
247,385		Repsol YPF S.A.	5,049,831	0.8
704,998		Total S.A.	36,683,296	5.3
			63,043,609	9.2

		Financials: 24.5%
147,057		Allianz AG	20,499,407	3.0
434,350		Assicurazioni Generali S.p.A.	7,937,662	1.1
639,554		AXA S.A.	11,483,756	1.7
3,276,778		Banco Santander Central Hispano S.A.	26,630,560	3.9
1,729,906		Banco Bilbao Vizcaya Argentaria S.A.	16,072,359	2.3
335,943		BNP Paribas	19,125,352	2.8
302,756		Deutsche Bank AG	13,319,761	1.9
1,226,065	**, @	ING Groep NV	11,645,211	1.7
4,541,463		Intesa Sanpaolo S.p.A.	7,853,650	1.1
52,333		Muenchener Rueckversicherungs AG	9,447,609	1.4
246,392	@	Societe Generale	9,368,481	1.4
29,284		Unibail	7,101,498	1.0
1,756,958	@	UniCredit SpA	8,652,109	1.2
			169,137,415	24.5

		Health Care: 10.0%
268,835		Bayer AG	25,636,733	3.7
67,623		Cie Generale D’Optique Essilor International S.A.	6,820,309	1.0
382,597		Sanofi-Aventis SA	36,281,827	5.3
			68,738,869	10.0

		Industrials: 9.3%
141,127		Cie de Saint-Gobain	6,060,570	0.9
303,873		Koninklijke Philips Electronics NV	8,046,661	1.2
174,229		Schneider Electric S.A.	12,760,732	1.8
270,426		Siemens AG	29,571,403	4.3
160,749		Vinci S.A.	7,739,645	1.1
			64,179,011	9.3

		Information Technology: 5.3%
113,302		ASML Holding NV	7,266,511	1.1
1,217,455	L	Nokia OYJ	4,811,054	0.7
300,499		SAP AG	24,164,055	3.5
			36,241,620	5.3

		Materials: 7.3%
99,262		Air Liquide	12,540,603	1.8
293,274		ArcelorMittal	5,113,391	0.7
298,800		BASF AG	28,254,658	4.1
230,321	@	CRH PLC	4,683,858	0.7
			50,592,510	7.3

		Telecommunication Services: 6.4%
968,523		Deutsche Telekom AG	11,024,668	1.6
614,352		France Telecom S.A.	6,815,544	1.0
1,263,513		Telefonica S.A.	17,106,864	2.5
399,190		Vivendi	9,028,108	1.3
			43,975,184	6.4

		Utilities: 6.5%
650,511		E.ON AG	12,201,070	1.8
2,071,777		Enel S.p.A.	8,617,564	1.2
451,779		Gaz de France	9,304,923	1.3
1,467,000		Iberdrola S.A.	8,192,806	1.2
159,096		RWE AG	6,598,936	1.0
			44,915,299	6.5
		Total Common Stock
		(Cost $595,649,731)	661,420,948	96.0

PREFERRED STOCK: 1.6%
		Consumer Discretionary: 1.6%
46,766		Volkswagen AG	10,730,472	1.6

		Total Preferred Stock
		(Cost $7,500,375)	10,730,472	1.6

RIGHTS: 0.0%
		Energy: 0.0%
268,844		Other Securities	163,947	0.0

		Total Rights
		(Cost $—)	163,947	0.0

		Total Long-Term Investments
		(Cost $603,150,106)	672,315,367	97.6

See Accompanying Notes to Financial Statements

ING EURO STOXX 50® INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.7%
	Securities Lending Collateralcc(1): 0.7%
1,182,928	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,182,947, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $1,206,587, due 08/01/27–01/01/43)	$1,182,928	0.2
1,109,306	BNP Paribas Bank, Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,109,318, collateralized by various U.S. Government Agency Obligations, 3.000%–3.500%, Market Value plus accrued interest $1,131,492, due 09/15/42–11/15/42)	1,109,306	0.1
1,182,928	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,182,941, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,206,587, due 10/01/16–12/20/42)	1,182,928	0.2
322,578	Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $322,583, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $329,030, due 06/14/13–12/01/42)	322,578	0.0
1,182,928	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $1,182,940, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $1,206,587, due 08/09/13–06/20/42)	1,182,928	0.2
		4,980,668	0.7

	Total Short-Term Investments
	(Cost $4,980,668)	4,980,668	0.7

	Total Investments in Securities (Cost $608,130,774)	$677,296,035	98.3
	Assets in Excess of Other Liabilities	12,032,793	1.7
	Net Assets	$689,328,828	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
**	Investment in affiliate
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
Cost for federal income tax purposes is $649,119,853.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$101,149,270
Gross Unrealized Depreciation	(72,973,088)
Net Unrealized Appreciation	$28,176,182

See Accompanying Notes to Financial Statements

ING EURO STOXX 50® INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$52,876,510	$—	$52,876,510
Consumer Staples	12,655,357	55,065,564	—	67,720,921
Energy	—	63,043,609	—	63,043,609
Financials	—	169,137,415	—	169,137,415
Health Care	—	68,738,869	—	68,738,869
Industrials	—	64,179,011	—	64,179,011
Information Technology	—	36,241,620	—	36,241,620
Materials	—	50,592,510	—	50,592,510
Telecommunication Services	—	43,975,184	—	43,975,184
Utilities	—	44,915,299	—	44,915,299
Total Common Stock	12,655,357	648,765,591	—	661,420,948
Preferred Stock	—	10,730,472	—	10,730,472
Rights	163,947	—	—	163,947
Short-Term Investments	—	4,980,668	—	4,980,668
Total Investments, at fair value	$12,819,304	$664,476,731	$—	$677,296,035
Other Financial Instruments+
Forward Foreign Currency Contracts	—	19,226	—	19,226
Total Assets	$12,819,304	$664,495,957	$—	$677,315,261
Liabilities Table
Other Financial Instruments+
Futures	$(105,288)	$—	$—	$(105,288)
Total Liabilities	$(105,288)	$—	$—	$(105,288)

(1)	For the year ended December 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2012, securities valued at $14,489,287 were transferred from Level 2 to Level 1 within the fair value hierarchy.
ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Euro STOXX 50® Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	EU Euro	1,650,000	Buy	03/20/13	$2,173,012	$2,179,390	$6,378
UBS Warburg LLC	EU Euro	4,495,000	Buy	03/20/13	5,924,338	5,937,186	12,848
							$19,226

See Accompanying Notes to Financial Statements

ING EURO STOXX 50® INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

ING Euro STOXX 50® Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro STOXX 50®	265	03/15/13	$9,146,977	$(105,288)
			$9,146,977	$(105,288)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$19,226
Total Asset Derivatives		$19,226
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$105,288
Total Liability Derivatives		$105,288

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$1,739,992	$—	$1,739,992
Equity contracts	—	4,212,218	4,212,218
Total	$1,739,992	$4,212,218	$5,952,210

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(27,730)	$—	$(27,730)
Equity contracts	—	(389,759)	(389,759)
Total	$(27,730)	$(389,759)	$(417,489)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING FTSE 100 INDEX® PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.0%
		Consumer Discretionary: 6.3%
217,694		British Sky Broadcasting PLC	$2,745,659	0.5
401,765		Compass Group PLC	4,769,279	0.9
516,975		Kingfisher PLC	2,415,616	0.5
350,694		Marks & Spencer Group PLC	2,202,939	0.4
177,454		Pearson PLC	3,458,871	0.6
262,051		Reed Elsevier PLC	2,766,656	0.5
274,659		WPP PLC	4,012,563	0.7
1,521,797		Other Securities	11,957,109	2.2
			34,328,692	6.3

		Consumer Staples: 16.7%
424,205		British American Tobacco PLC	21,564,554	4.0
549,693		Diageo PLC	16,010,780	2.9
215,378		Imperial Tobacco Group PLC	8,350,584	1.5
140,794		Reckitt Benckiser PLC	8,937,589	1.6
204,275		SABMiller PLC	9,480,679	1.7
1,753,473		Tesco PLC	9,659,190	1.8
263,301		Unilever PLC	10,234,801	1.9
479,066		WM Morrison Supermarkets PLC	2,056,956	0.4
482,559		Other Securities	4,925,782	0.9
			91,220,915	16.7

		Energy: 17.9%
735,311		BG Group PLC	12,264,907	2.2
4,154,538		BP PLC	28,886,285	5.3
815,824		Royal Dutch Shell PLC — Class A	28,317,547	5.2
577,716		Royal Dutch Shell PLC — Class B	20,610,885	3.8
197,259		Tullow Oil PLC	4,112,361	0.8
200,933		Other Securities	3,539,761	0.6
			97,731,746	17.9

		Financials: 19.8%
642,749		Aviva PLC	3,977,315	0.7
2,658,273		Barclays PLC	11,547,542	2.1
4,016,195		HSBC Holdings PLC	42,558,912	7.8
169,931		Land Securities Group PLC	2,267,064	0.4
1,279,233		Legal & General Group PLC	3,067,447	0.6
9,057,596	@	Lloyds TSB Group PLC	7,217,988	1.3
1,066,600		Old Mutual PLC	3,132,657	0.6
556,887		Prudential PLC	7,945,340	1.5
446,474	@	Royal Bank of Scotland Group PLC	2,386,386	0.4
431,473		Standard Chartered PLC	11,166,466	2.1
513,657		Standard Life PLC	2,807,896	0.5
1,870,502		Other Securities	9,808,617	1.8
			107,883,630	19.8

		Health Care: 7.7%
272,249		AstraZeneca PLC	12,901,868	2.3
1,074,986		GlaxoSmithKline PLC	23,405,038	4.3
122,073		Shire PLC	3,755,120	0.7
195,691		Smith & Nephew PLC	2,163,159	0.4
			42,225,185	7.7

		Industrials: 6.1%
708,008		BAE Systems PLC	3,935,261	0.7
220,426		Experian Group Ltd.	3,552,607	0.6
408,499	@	Rolls-Royce Holdings PLC	5,859,289	1.1
59,584		Wolseley PLC	2,849,245	0.5
1,804,449		Other Securities	17,323,333	3.2
			33,519,735	6.1

		Information Technology: 0.9%
300,320		ARM Holdings PLC	3,792,682	0.7
264,319		Other Securities	1,270,985	0.2
			5,063,667	0.9

		Materials: 12.2%
285,174		Anglo American PLC	8,989,620	1.7
460,946		BHP Billiton PLC	16,259,253	3.0
156,919		CRH PLC	3,241,802	0.6
790,199	L	Glencore International PLC	4,564,867	0.8
272,288		Rio Tinto PLC	15,881,454	2.9
353,872		Xstrata PLC	6,177,151	1.1
635,281		Other Securities	11,463,389	2.1
			66,577,536	12.2

		Telecommunication Services: 6.2%
1,718,418		BT Group PLC	6,556,145	1.2
10,769,868		Vodafone Group PLC	27,110,749	5.0
			33,666,894	6.2

		Utilities: 4.2%
1,124,397		Centrica PLC	6,136,648	1.1
793,961		National Grid PLC	9,106,314	1.7
209,158		Scottish & Southern Energy PLC	4,865,900	0.9
200,757		Other Securities	2,975,090	0.5
			23,083,952	4.2

		Total Common Stock
		(Cost $447,675,695)	535,301,952	98.0

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.5%
	Securities Lending Collateralcc(1): 0.5%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16–12/20/42)	1,000,000	0.1

See Accompanying Notes to Financial Statements

ING FTSE 100 INDEX® PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateralcc(1): (continued)
607	Credit Suisse Securities, Repurchase Agreement dated 12/31/12, 0.00%, due 01/02/13 (Repurchase Amount $607, collateralized by various U.S. Government Securities, 0.250%–4.500%, Market Value plus accrued interest $619, due 07/31/13–04/30/19)	$607	0.0
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $1,000,010, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $1,020,000, due 08/09/13–06/20/42)	1,000,000	0.2
1,000,000	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,000,035, collateralized by various U.S. Government Agency Obligations, 2.000%–4.500%, Market Value plus accrued interest $1,020,000, due 10/01/32–01/01/43)	1,000,000	0.2
		3,000,607	0.5
	Total Short-Term Investments
	(Cost $3,000,607)	3,000,607	0.5
	Total Investments in Securities (Cost $450,676,302)	$538,302,559	98.5
	Assets in Excess of Other Liabilities	7,969,519	1.5
	Net Assets	$546,272,078	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
Cost for federal income tax purposes is $452,548,638.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$99,255,368
Gross Unrealized Depreciation	(13,501,447)
Net Unrealized Appreciation	$85,753,921

See Accompanying Notes to Financial Statements

ING FTSE 100 INDEX® PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$34,328,692	$—	$34,328,692
Consumer Staples	—	91,220,915	—	91,220,915
Energy	—	97,731,746	—	97,731,746
Financials	—	107,883,630	—	107,883,630
Health Care	—	42,225,185	—	42,225,185
Industrials	—	33,519,735	—	33,519,735
Information Technology	—	5,063,667	—	5,063,667
Materials	—	66,577,536	—	66,577,536
Telecommunication Services	—	33,666,894	—	33,666,894
Utilities	—	23,083,952	—	23,083,952
Total Common Stock	—	535,301,952	—	535,301,952
Short-Term Investments	—	3,000,607	—	3,000,607
Total Investments, at fair value	$—	$538,302,559	$—	$538,302,559
Other Financial Instruments+
Forward Foreign Currency Contracts	—	5,218	—	5,218
Total Assets	$—	$538,307,777	$—	$538,307,777
Liabilities Table
Other Financial Instruments+
Futures	$(28,153)	$—	$—	$(28,153)
Forward Foreign Currency Contracts	—	(7,927)	—	(7,927)
Total Liabilities	$(28,153)	$(7,927)	$—	$(36,080)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING FTSE 100 Index® Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	British Pound	1,200,000	Buy	03/20/13	$1,943,665	$1,948,883	$5,218
							$5,218

Barclays Bank PLC	British Pound	610,000	Sell	03/20/13	$982,755	$990,682	$(7,927)
							$(7,927)

See Accompanying Notes to Financial Statements

ING FTSE 100 INDEX® PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

ING FTSE 100 Index® Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
FTSE 100 Index	85	03/15/13	$8,074,855	$(28,153)
			$8,074,855	$(28,153)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$5,218
Total Asset Derivatives		$5,218
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$7,927
Equity contracts	Net Assets — Unrealized depreciation*	28,153
Total Liability Derivatives		$36,080

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$1,450,416	$—	$1,450,416
Equity contracts	—	3,344,023	3,344,023
Total	$1,450,416	$3,344,023	$4,794,439

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$66,203	$—	$66,203
Equity contracts	—	(129,828)	(129,828)
Total	$66,203	$(129,828)	$(63,625)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING HANG SENG INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.9%
		Consumer Discretionary: 3.6%
743,000		Belle International Holdings	$1,643,200	1.1
310,618		Esprit Holdings Ltd.	440,433	0.3
937,028		Li & Fung Ltd.	1,690,854	1.1
385,600		Sands China Ltd.	1,723,888	1.1
			5,498,375	3.6

		Consumer Staples: 2.8%
191,286		China Resources Enterprise	700,060	0.4
128,500		Hengan International Group Co., Ltd.	1,173,564	0.8
314,000		Tingyi Cayman Islands Holding Corp.	883,428	0.6
1,167,000		Want Want China Holdings Ltd.	1,635,441	1.0
			4,392,493	2.8

		Energy: 12.0%
622,000		China Coal Energy Co. — Class H	691,272	0.4
2,692,337		China Petroleum & Chemical Corp.	3,099,619	2.0
543,841		China Shenhua Energy Co., Ltd.	2,436,037	1.6
2,859,714		CNOOC Ltd.	6,299,987	4.1
512,000		Kunlun Energy Co. Ltd.	1,082,543	0.7
3,372,604		PetroChina Co., Ltd.	4,865,544	3.2
			18,475,002	12.0

		Financials: 56.4%
1,735,200		AIA Group Ltd.	6,882,385	4.5
12,704,746		Bank of China Ltd.	5,753,760	3.7
1,408,451		Bank of Communications Co., Ltd.	1,077,108	0.7
236,384	L	Bank of East Asia Ltd.	917,952	0.6
592,629		BOC Hong Kong Holdings Ltd.	1,864,282	1.2
221,739		Cheung Kong Holdings Ltd.	3,450,127	2.2
13,470,107		China Construction Bank	11,007,934	7.1
1,192,911		China Life Insurance Co., Ltd.	3,950,996	2.6
650,991		China Overseas Land & Investment Ltd.	1,979,292	1.3
328,000		China Resources Land Ltd.	908,788	0.6
357,706		Hang Lung Properties Ltd.	1,439,559	0.9
122,543		Hang Seng Bank Ltd.	1,891,691	1.2
153,024		Henderson Land Development Co., Ltd.	1,095,531	0.7
164,941		Hong Kong Exchanges and Clearing Ltd.	2,854,497	1.9
2,068,927		HSBC Holdings PLC	21,929,154	14.2
11,812,340		Industrial and Commercial Bank of China Ltd.	8,525,873	5.5
594,782		New World Development Ltd.	941,644	0.6
325,216		Ping An Insurance Group Co. of China Ltd.	2,773,998	1.8
475,265		Sino Land Co.	870,279	0.6
230,555		Sun Hung Kai Properties Ltd.	3,496,422	2.3
109,091	L	Swire Pacific Ltd.	1,364,612	0.9
243,637		Wharf Holdings Ltd.	1,941,720	1.3
			86,917,604	56.4

		Industrials: 4.1%
188,818		Cathay Pacific Airways Ltd.	350,710	0.2
198,285		China Merchants Holdings International Co., Ltd.	647,548	0.4
259,811	L	Citic Pacific Ltd.	393,080	0.3
258,697		Cosco Pacific Ltd.	375,101	0.2
341,464		Hutchison Whampoa Ltd.	3,618,477	2.4
232,143		MTR Corp.	919,877	0.6
			6,304,793	4.1

		Information Technology: 3.8%
177,375		Tencent Holdings Ltd.	5,817,316	3.8

		Materials: 0.2%
635,728	@, L	Aluminum Corp. of China Ltd.	298,947	0.2

		Telecommunication Services: 8.2%
965,601		China Mobile Ltd.	11,362,905	7.4
755,110		China Unicom Ltd.	1,227,754	0.8
			12,590,659	8.2

		Utilities: 4.8%
305,654		China Resources Power Holdings Co.	787,499	0.5
287,931		CLP Holdings Ltd.	2,419,149	1.6
836,203		Hong Kong & China Gas	2,297,476	1.5
221,822		Power Assets Holdings Ltd.	1,903,136	1.2
			7,407,260	4.8
		Total Common Stock
		(Cost $124,649,593)	147,702,449	95.9

See Accompanying Notes to Financial Statements

ING HANG SENG INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 4.7%
	Securities Lending Collateralcc(1): 0.9%
417,258	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $417,263, collateralized by various U.S. Government Securities, 0.000%–3.375%, Market Value plus accrued interest $425,603, due 07/31/13–11/15/39)	$417,258	0.3
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16–12/20/42)	1,000,000	0.6
15,365	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.14%, due 01/02/13 (Repurchase Amount $15,365, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $15,672, due 08/09/13–04/18/36)	15,365	0.0
		1,432,623	0.9

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.8%
5,867,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $5,867,000)	5,867,000	3.8

	Total Short-Term Investments
	(Cost $7,299,623)	7,299,623	4.7

	Total Investments in Securities (Cost $131,949,216)	$155,002,072	100.6
	Liabilities in Excess of Other Assets	(946,594)	(0.6)
	Net Assets	$154,055,478	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
Cost for federal income tax purposes is $135,978,859.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,838,547
Gross Unrealized Depreciation	(4,815,334)
Net Unrealized Appreciation	$19,023,213

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$—	$5,498,375	$—	$5,498,375
Consumer Staples	—	4,392,493	—	4,392,493
Energy	—	18,475,002	—	18,475,002
Financials	—	86,917,604	—	86,917,604
Industrials	—	6,304,793	—	6,304,793
Information Technology	—	5,817,316	—	5,817,316
Materials	—	298,947	—	298,947
Telecommunication Services	—	12,590,659	—	12,590,659
Utilities	—	7,407,260	—	7,407,260
Total Common Stock	—	147,702,449	—	147,702,449
Short-Term Investments	5,867,000	1,432,623	—	7,299,623
Total Investments, at fair value	$5,867,000	$149,135,072	$—	$155,002,072

See Accompanying Notes to Financial Statements

ING HANG SENG INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Liabilities Table
Other Financial Instruments+
Futures	$(25,530)	$—	$—	$(25,530)
Total Liabilities	$(25,530)	$—	$—	$(25,530)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

ING Hang Seng Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Hang Seng Index	44	01/30/13	$6,435,784	$(25,530)
			$6,435,784	$(25,530)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity Contracts	Net Assets — Unrealized depreciation*	$25,530
Total Liability Derivatives		$25,530

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$656,093
Total	$656,093

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$3,834
Total	$3,834

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 94.1%
		Consumer Discretionary: 9.7%
34,907		DaimlerChrysler AG	$1,921,835	0.5
62,300		Honda Motor Co., Ltd.	2,307,258	0.5
9,696		LVMH Moet Hennessy Louis Vuitton S.A.	1,789,476	0.4
107,089		Toyota Motor Corp.	5,000,643	1.1
1,371		Volkswagen AG	297,423	0.1
2,824,033		Other Securities(a)	31,520,729	7.1
			42,837,364	9.7

		Consumer Staples: 11.0%
30,929		Anheuser-Busch InBev Worldwide, Inc.	2,693,454	0.6
74,610		British American Tobacco PLC	3,792,816	0.9
98,345		Diageo PLC	2,864,472	0.6
123,168		Nestle S.A.	8,035,908	1.8
36,453		SABMiller PLC	1,691,833	0.4
309,477		Tesco PLC	1,704,786	0.4
64,481		Unilever NV	2,467,289	0.6
51,238		Unilever PLC	1,991,678	0.4
1,239,349		Other Securities(a)	23,361,500	5.3
			48,603,736	11.0

		Energy: 7.3%
129,982		BG Group PLC	2,168,086	0.5
729,034		BP PLC	5,068,935	1.2
92,527		ENI S.p.A.	2,266,694	0.5
144,467		Royal Dutch Shell PLC — Class A	5,014,502	1.1
102,817		Royal Dutch Shell PLC — Class B	3,668,151	0.8
81,574		Total S.A.	4,244,555	1.0
461,728		Other Securities	9,784,344	2.2
			32,215,267	7.3

		Financials: 23.3%
17,987		Allianz AG	2,507,346	0.6
103,277		Australia & New Zealand Banking Group Ltd.	2,719,965	0.6
396,861		Banco Santander Central Hispano S.A.	3,225,312	0.7
442,239		Barclays PLC	1,921,087	0.4
208,307		Banco Bilbao Vizcaya Argentaria S.A.	1,935,357	0.4
38,547		BNP Paribas	2,194,494	0.5
60,610		Commonwealth Bank of Australia	3,947,328	0.9
690,698		HSBC Holdings PLC	7,319,205	1.7
503,121		Mitsubishi UFJ Financial Group, Inc.	2,722,445	0.6
880,172		Mizuho Financial Group, Inc.	1,613,783	0.4
86,167		National Australia Bank Ltd.	2,266,467	0.5
92,150		Standard Chartered PLC	2,384,830	0.5
51,800		Sumitomo Mitsui Financial Group, Inc.	1,882,506	0.4
139,020		UBS AG — Reg	2,175,508	0.5
119,752		Westpac Banking Corp.	3,281,193	0.7
10,437,221		Other Securities(a)	61,514,674	13.9
			103,611,500	23.3

		Health Care: 9.3%
48,931		AstraZeneca PLC	2,318,838	0.5
31,656		Bayer AG	3,018,790	0.7
193,961		GlaxoSmithKline PLC	4,222,999	0.9
88,362		Novartis AG	5,582,118	1.3
15,672		Novo-Nordisk A/S	2,551,976	0.6
26,992		Roche Holding AG — Genusschein	5,457,275	1.2
45,570		Sanofi-Aventis SA	4,321,421	1.0
414,415		Other Securities	13,835,664	3.1
			41,309,081	9.3

		Industrials: 12.0%
83,938		ABB Ltd.	1,740,667	0.4
31,640		Siemens AG	3,459,871	0.8
4,255,406		Other Securities(a)	48,210,214	10.8
			53,410,752	12.0

		Information Technology: 4.1%
44,400	L	Canon, Inc.	1,720,933	0.4
35,410		SAP AG	2,847,428	0.7
1,230,613		Other Securities(a)	13,395,429	3.0
			17,963,790	4.1

		Materials: 9.3%
35,325		BASF AG	3,340,347	0.7
125,254		BHP Billiton Ltd.	4,889,990	1.1
82,657		BHP Billiton PLC	2,915,615	0.7
51,500		Rio Tinto PLC	3,003,786	0.7
2,063,245		Other Securities(a)	27,126,478	6.1
			41,276,216	9.3

		Telecommunication Services: 4.6%
162,345		Telefonica S.A.	2,198,010	0.5
1,913,918		Vodafone Group PLC	4,817,863	1.1
2,149,951		Other Securities	13,319,142	3.0
			20,335,015	4.6

		Telecommunications: 0.0%
2,332		Other Securities	202,420	0.0

		Utilities: 3.5%
2,000,752		Other Securities(a)	15,717,460	3.5

		Total Common Stock
		(Cost $325,498,698)	417,482,601	94.1

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

PREFERRED STOCK: 0.4%
	Consumer Discretionary: 0.4%
5,822	Volkswagen AG	$1,335,860	0.3
8,895	Other Securities	562,626	0.1

	Total Preferred Stock
	(Cost $992,530)	1,898,486	0.4

RIGHTS: 0.0%
	Consumer Staples: 0.0%
16,987	Other Securities	417	0.0

	Energy: 0.0%
32,263	Other Securities	19,675	0.0

	Financials: —%
15,860	Other Securities	—	—

	Total Rights
	(Cost $—)	20,092	0.0

	Total Long-Term Investments
	(Cost $326,491,228)	419,401,179	94.5

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 6.5%
	Securities Lending Collateralcc(1): 1.4%
1,473,951	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,473,975, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $1,503,430, due 08/01/27–01/01/43)	1,473,951	0.4
1,473,951	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,473,967, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,503,430, due 10/01/16–12/20/42)	1,473,951	0.3
1,473,951	Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,473,975, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,503,430, due 06/14/13–12/01/42)	1,473,951	0.3
310,207	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $310,210, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $316,412, due 10/31/17–08/15/22)	310,207	0.1
1,473,951	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $1,473,966, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $1,503,430, due 08/09/13–06/20/42)	1,473,951	0.3
		6,206,011	1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.1%
22,447,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $22,447,000)	22,447,000	5.1

	Total Short-Term Investments
	(Cost $28,653,011)	28,653,011	6.5
	Total Investments in Securities (Cost $355,144,239)	$448,054,190	101.0
	Liabilities in Excess of Other Assets	(4,254,810)	(1.0)
	Net Assets	$443,799,380	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $365,134,293.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$107,091,654
Gross Unrealized Depreciation	(24,171,757)
Net Unrealized Appreciation	$82,919,897

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$355,994	$42,481,370	$—	$42,837,364
Consumer Staples	1,864,062	46,739,674	—	48,603,736
Energy	135,948	32,079,319	—	32,215,267
Financials	163,861	103,447,639	—	103,611,500
Health Care	369,201	40,939,880	—	41,309,081
Industrials	297,862	53,112,890	—	53,410,752
Information Technology	—	17,963,790	—	17,963,790
Materials	—	41,276,216	—	41,276,216
Telecommunication Services	186,710	20,148,305	—	20,335,015
Telecommunications	—	202,420	—	202,420
Utilities	—	15,717,460	—	15,717,460
Total Common Stock	3,373,638	414,108,963	—	417,482,601
Preferred Stock	—	1,898,486	—	1,898,486
Rights	19,675	417	—	20,092
Short-Term Investments	22,447,000	6,206,011	—	28,653,011
Total Investments, at fair value	$25,840,313	$422,213,877	$—	$448,054,190
Other Financial Instruments+
Futures	390,901	—	—	390,901
Total Assets	$26,231,214	$422,213,877	$—	$448,445,091

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

ING International Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	332	03/15/13	$26,896,980	$390,901
			$26,896,980	$390,901

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	390,901
Total Asset Derivatives		$390,901

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$203,564	$—	$203,564
Equity contracts	—	3,926,647	3,926,647
Total	$203,564	$3,926,647	$4,130,211

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(79,073)	$—	$(79,073)
Equity contracts	—	223,189	223,189
Total	$(79,073)	$223,189	$144,116

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.6%
		Consumer Discretionary: 19.5%
100,600		Bridgestone Corp.	$2,618,775	0.6
76,500		Denso Corp.	2,664,052	0.6
261,200		Honda Motor Co., Ltd.	9,673,447	2.2
389,000		Nissan Motor Co., Ltd.	3,691,174	0.9
351,200	L	Panasonic Corp.	2,146,332	0.5
194,012		Sony Corp.	2,175,934	0.5
399,860		Toyota Motor Corp.	18,671,921	4.3
5,912,362		Other Securities(a)	42,550,868	9.9
			84,192,503	19.5

		Consumer Staples: 7.0%
152,600		Japan Tobacco, Inc.	4,310,855	1.0
85,800		Kao Corp.	2,235,738	0.5
128,000		Seven & I Holdings Co., Ltd.	3,608,418	0.8
1,726,530		Other Securities(a)	20,222,470	4.7
			30,377,481	7.0

		Energy: 1.4%
428		Inpex Holdings, Inc.	2,289,098	0.5
351,010		JX Holdings, Inc.	1,981,722	0.5
239,200		Other Securities(a)	1,816,009	0.4
			6,086,829	1.4

		Financials: 19.2%
611,440		Sumitomo Mitsui Trust Holdings, Inc.	2,154,292	0.5
1,634		Dai-ichi Life Insurance Co., Ltd.	2,299,134	0.5
211,000		Mitsubishi Estate Co., Ltd.	5,051,488	1.2
2,331,900		Mitsubishi UFJ Financial Group, Inc.	12,618,176	2.9
140,000		Mitsui Fudosan Co., Ltd.	3,424,831	0.8
3,909,900		Mizuho Financial Group, Inc.	7,168,746	1.7
645,300		Nomura Holdings, Inc.	3,819,718	0.9
231,352		Sumitomo Mitsui Financial Group, Inc.	8,407,753	1.9
72,000		Sumitomo Realty & Development Co., Ltd.	2,398,598	0.6
115,400		Tokio Marine Holdings, Inc.	3,214,960	0.7
4,994,500		Other Securities(a)	32,391,117	7.5
			82,948,813	19.2

		Health Care: 5.9%
70,500		Astellas Pharma, Inc.	3,169,792	0.7
63,600		Otsuka Holdings Co. Ltd.	1,791,694	0.4
120,800		Takeda Pharmaceutical Co., Ltd.	5,399,156	1.3
723,217		Other Securities(a)	15,272,896	3.5
			25,633,538	5.9
		Industrials: 21.6%
26,000		Central Japan Railway Co.	$2,110,147	0.5
56,600		East Japan Railway Co.	3,659,991	0.9
32,000		Fanuc Ltd.	5,953,587	1.4
244,100		Itochu Corp.	2,579,918	0.6
152,500		Komatsu Ltd.	3,913,211	0.9
165,000		Kubota Corp.	1,897,070	0.4
263,000		Marubeni Corp.	1,887,089	0.4
233,900		Mitsubishi Corp.	4,503,268	1.1
306,000		Mitsubishi Electric Corp.	2,605,393	0.6
518,000		Mitsubishi Heavy Industries Ltd.	2,505,685	0.6
263,100		Mitsui & Co., Ltd.	3,943,570	0.9
177,600		Sumitomo Corp.	2,278,573	0.5
9,380,447		Other Securities(a)	55,144,881	12.8
			92,982,383	21.6

		Information Technology: 10.9%
193,366	L	Canon, Inc.	7,494,819	1.8
709,146		Hitachi Ltd.	4,172,975	1.0
7,700		Keyence Corp.	2,135,400	0.5
25,400		Kyocera Corp.	2,302,899	0.5
31,900		Murata Manufacturing Co., Ltd.	1,881,826	0.4
17,600		Nintendo Co., Ltd.	1,879,280	0.4
614,000		Toshiba Corp.	2,430,349	0.6
2,561,796		Other Securities(a)	24,617,151	5.7
			46,914,699	10.9

		Materials: 7.5%
1,333,605		Nippon Steel Corp.	3,283,567	0.8
58,200		Shin-Etsu Chemical Co., Ltd.	3,551,950	0.8
5,386,678		Other Securities(a)	25,662,649	5.9
			32,498,166	7.5

		Telecommunication Services: 4.1%
44,100		KDDI Corp.	3,117,751	0.7
130,300		Nippon Telegraph & Telephone Corp.	5,486,017	1.3
2,489		NTT DoCoMo, Inc.	3,587,944	0.9
144,950		Softbank Corp.	5,311,155	1.2
			17,502,867	4.1

		Utilities: 2.5%
1,567,000		Other Securities(a)	10,561,348	2.5

		Total Common Stock
		(Cost $441,802,730)	429,698,627	99.6

See Accompanying Notes to Financial Statements

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 5.3%
	Securities Lending Collateralcc(1): 5.3%
5,393,944	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $5,394,033, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $5,501,823, due 08/01/27–01/01/43)	$5,393,944	1.2
5,393,944	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $5,394,003, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $5,501,823, due 10/01/16–12/20/42)	5,393,944	1.2
5,393,944	Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $5,394,033, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $5,501,823, due 06/14/13–12/01/42)	5,393,944	1.3
1,135,205	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,135,216, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $1,157,911, due 10/31/17–08/15/22)	1,135,205	0.3
5,393,944	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $5,393,999, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $5,501,824, due 08/09/13–06/20/42)	5,393,944	1.3
		22,710,981	5.3
	Total Short-Term Investments
	(Cost $22,710,981)	22,710,981	5.3

	Total Investments in Securities (Cost $464,513,711)	$452,409,608	104.9
	Liabilities in Excess of Other Assets	(21,219,069)	(4.9)
	Net Assets	$431,190,539	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $469,710,638.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$38,038,502
Gross Unrealized Depreciation	(55,339,532)
Net Unrealized Depreciation	$(17,301,030)

See Accompanying Notes to Financial Statements

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$1,523,442	$82,669,061	$—	$84,192,503
Consumer Staples	134,833	30,242,648	—	30,377,481
Energy	—	6,086,829	—	6,086,829
Financials	21,989	82,926,824	—	82,948,813
Health Care	220,035	25,413,503	—	25,633,538
Industrials	227,960	92,754,423	—	92,982,383
Information Technology	64,031	46,850,668	—	46,914,699
Materials	117,413	32,380,753	—	32,498,166
Telecommunication Services	—	17,502,867	—	17,502,867
Utilities	—	10,561,348	—	10,561,348
Total Common Stock	2,309,703	427,388,924	—	429,698,627
Short-Term Investments	—	22,710,981	—	22,710,981
Total Investments, at fair value	$2,309,703	$450,099,905	$—	$452,409,608
Other Financial Instruments+
Futures	300,696	—	—	300,696
Forward Foreign Currency Contracts	—	5,953	—	5,953
Total Assets	$2,610,399	$450,105,858	$—	$452,716,257
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(100,085)	$—	$(100,085)
Total Liabilities	$—	$(100,085)	$—	$(100,085)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Japan TOPIX Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Japanese Yen	260,000,000	Buy	03/21/13	$3,103,055	$3,002,970	$(100,085)
							$(100,085)

The Bank of New York Mellon Corp.	Japanese Yen	130,000,000	Sell	03/21/13	$1,503,184	$1,501,485	$1,699
JPMorgan Chase & Co.	Japanese Yen	48,000,000	Sell	03/21/13	558,648	554,394	4,254
							$5,953

See Accompanying Notes to Financial Statements

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

ING Japan TOPIX Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	36	03/07/13	$3,579,846	$300,696
			$3,579,846	$300,696

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$5,953
Equity contracts	Net Assets — Unrealized appreciation*	300,696
Total Asset Derivatives		$306,649
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$100,085
Total Liability Derivatives		$100,085

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(71,820)	$—	$(71,820)
Equity contracts	—	488,129	488,129
Total	$(71,820)	$488,129	$416,309

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Foreign exchange contracts	$(289,650)	$—	$(289,650)
Equity contracts	—	339,121	$339,121
Total	$(289,650)	$339,121	$49,471

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 98.9%
		Consumer Discretionary: 13.3%
27,836	@	Amazon.com, Inc.	$6,990,733	1.8
98,346		Comcast Corp. — Class A	3,676,174	0.9
117,771		Home Depot, Inc.	7,284,136	1.9
78,191		McDonald’s Corp.	6,897,228	1.8
55,650		Nike, Inc.	2,871,540	0.7
58,362		Starbucks Corp.	3,129,371	0.8
50,605		Walt Disney Co.	2,519,623	0.6
338,553		Other Securities	18,927,477	4.8
			52,296,282	13.3

		Consumer Staples: 14.2%
121,494		Altria Group, Inc.	3,817,342	1.0
298,893		Coca-Cola Co.	10,834,871	2.7
33,673		Colgate-Palmolive Co.	3,520,175	0.9
33,335		Costco Wholesale Corp.	3,292,498	0.8
120,331		PepsiCo, Inc.	8,234,250	2.1
120,596		Philip Morris International, Inc.	10,086,650	2.5
102,603		Wal-Mart Stores, Inc.	7,000,603	1.8
178,841		Other Securities	9,315,452	2.4
			56,101,841	14.2

		Energy: 3.5%
102,606		Schlumberger Ltd.	7,109,570	1.8
140,566		Other Securities	6,844,671	1.7
			13,954,241	3.5

		Financials: 3.4%
49,539		American Express Co.	2,847,502	0.7
19,620		Simon Property Group, Inc.	3,101,726	0.8
97,307		Other Securities	7,530,310	1.9
			13,479,538	3.4

		Health Care: 11.5%
114,760		Abbott Laboratories	7,516,780	1.9
59,838		Amgen, Inc.	5,165,216	1.3
38,763		Baxter International, Inc.	2,583,942	0.7
18,433	@	Biogen Idec, Inc.	2,703,568	0.7
118,007		Bristol-Myers Squibb Co.	3,845,848	1.0
33,891	@	Celgene Corp.	2,667,900	0.7
61,974	@	Express Scripts Holding Co.	3,346,596	0.8
58,269	@	Gilead Sciences, Inc.	4,279,858	1.1
47,545		Johnson & Johnson	3,332,904	0.8
128,261		Other Securities	9,919,386	2.5
			45,361,998	11.5

		Industrials: 11.6%
47,995		3M Co.	4,456,336	1.1
52,042		Boeing Co.	3,921,885	1.0
50,203		Caterpillar, Inc.	4,497,185	1.1
30,604		Deere & Co.	2,644,798	0.7
59,952		Honeywell International, Inc.	3,805,153	1.0
36,641		Union Pacific Corp.	4,606,506	1.2
55,738		United Parcel Service, Inc. — Class B	4,109,563	1.0
70,121		United Technologies Corp.	5,750,623	1.5
193,174		Other Securities	11,828,303	3.0
			45,620,352	11.6

		Information Technology: 36.1%
49,542	@	Accenture PLC	3,294,543	0.8
71,981		Apple, Inc.	38,368,033	9.7
89,117	@	eBay, Inc.	4,546,749	1.2
161,549	@	EMC Corp.	4,087,190	1.0
19,917	@	Google, Inc. — Class A	14,128,522	3.6
83,869		International Business Machines Corp.	16,065,107	4.1
287,613		Intel Corp.	5,933,456	1.5
8,344		Mastercard, Inc.	4,099,240	1.1
579,141		Microsoft Corp.	15,480,439	3.9
293,984		Oracle Corp.	9,795,547	2.5
131,895		Qualcomm, Inc.	8,180,128	2.1
40,207		Visa, Inc.	6,094,577	1.6
240,746		Other Securities	11,957,238	3.0
			142,030,769	36.1

		Materials: 2.9%
72,101		EI Du Pont de Nemours & Co.	3,242,382	0.8
41,044		Monsanto Co.	3,884,815	1.0
22,983		Praxair, Inc.	2,515,489	0.6
31,494		Other Securities	1,909,179	0.5
			11,551,865	2.9

		Telecommunication Services: 2.4%
218,587		Verizon Communications, Inc.	9,458,259	2.4

		Total Common Stock
		(Cost $260,556,263)	389,855,145	98.9

SHORT-TERM INVESTMENTS: 0.6%
		Mutual Funds: 0.6%
2,198,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $2,198,000)	2,198,000	0.6

		Total Short-Term Investments
		(Cost $2,198,000)	2,198,000	0.6

		Total Investments in Securities (Cost $262,754,263)	$392,053,145	99.5
		Assets in Excess of Other Liabilities	1,986,107	0.5
		Net Assets	$394,039,252	100.0

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
Cost for federal income tax purposes is $262,800,596.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$132,801,469
Gross Unrealized Depreciation	(3,548,920)
Net Unrealized Appreciation	$129,252,549

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$389,855,145	$—	$—	$389,855,145
Short-Term Investments	2,198,000	—	—	2,198,000
Total Investments, at fair value	$392,053,145	$—	$—	$392,053,145
Other Financial Instruments+
Futures	22,395	—	—	22,395
Total Assets	$392,075,540	$—	$—	$392,075,540

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Russell Large Cap Growth Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	42	03/15/13	$2,982,210	$22,395
			$2,982,210	$22,395

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$22,395
Total Asset Derivatives		$22,395

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$759,586
Total	$759,586

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(152,770)
Total	$(152,770)

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 96.3%
		Consumer Discretionary: 10.3%
20,765	@	Amazon.com, Inc.	$5,214,922	0.9
154,126		Comcast Corp. — Class A	5,761,230	1.0
87,848		Home Depot, Inc.	5,433,399	0.9
58,330		McDonald’s Corp.	5,145,289	0.8
102,580		Walt Disney Co.	5,107,458	0.8
951,243		Other Securities	35,903,974	5.9
			62,566,272	10.3

		Consumer Staples: 10.9%
116,780		Altria Group, Inc.	3,669,228	0.6
222,964		Coca-Cola Co.	8,082,445	1.3
73,315		CVS Caremark Corp.	3,544,780	0.6
89,760		PepsiCo, Inc.	6,142,277	1.0
97,890		Philip Morris International, Inc.	8,187,520	1.4
157,268		Procter & Gamble Co.	10,676,924	1.8
97,001		Wal-Mart Stores, Inc.	6,618,378	1.1
414,460		Other Securities	19,128,337	3.1
			66,049,889	10.9

		Energy: 11.1%
113,219		Chevron Corp.	12,243,503	2.0
72,577		ConocoPhillips	4,208,740	0.7
268,387		ExxonMobil Corp.	23,228,895	3.8
46,550		Occidental Petroleum Corp.	3,566,195	0.6
76,541		Schlumberger Ltd.	5,303,526	0.9
390,129		Other Securities	18,851,158	3.1
			67,402,017	11.1

		Financials: 14.3%
57,467		American Express Co.	3,303,203	0.5
618,537		Bank of America Corp.	7,175,029	1.2
102,208	@	Berkshire Hathaway, Inc.	9,168,058	1.5
168,294		Citigroup, Inc.	6,657,711	1.1
28,231		Goldman Sachs Group, Inc.	3,601,146	0.6
218,481		JPMorgan Chase & Co.	9,606,609	1.6
108,719		US Bancorp.	3,472,485	0.5
281,194		Wells Fargo & Co.	9,611,211	1.6
749,220		Other Securities	34,547,504	5.7
			87,142,956	14.3

		Health Care: 12.1%
90,303		Abbott Laboratories	5,914,846	1.0
44,633		Amgen, Inc.	3,852,721	0.6
43,472	@	Gilead Sciences, Inc.	3,193,018	0.5
157,628		Johnson & Johnson	11,049,723	1.8
174,561		Merck & Co., Inc.	7,146,527	1.2
429,775		Pfizer, Inc.	10,778,757	1.8
59,543		UnitedHealth Group, Inc.	3,229,612	0.5
500,386		Other Securities	28,747,252	4.7
			73,912,456	12.1
		Industrials: 9.4%
39,823		3M Co.	3,697,566	0.6
42,989		Boeing Co.	3,239,651	0.5
37,450		Caterpillar, Inc.	3,354,771	0.5
608,107		General Electric Co.	12,764,166	2.1
27,332		Union Pacific Corp.	3,436,179	0.6
52,308		United Technologies Corp.	4,289,779	0.7
445,204		Other Securities	26,648,363	4.4
			57,430,475	9.4

		Information Technology: 19.7%
53,667		Apple, Inc.	28,606,121	4.7
307,453		Cisco Systems, Inc.	6,041,451	1.0
66,471	@	eBay, Inc.	3,391,350	0.6
14,858	@	Google, Inc. — Class A	10,539,819	1.7
62,564		International Business Machines Corp.	11,984,134	2.0
288,747		Intel Corp.	5,956,851	1.0
432,015		Microsoft Corp.	11,547,761	1.9
219,287		Oracle Corp.	7,306,643	1.2
98,385		Qualcomm, Inc.	6,101,838	1.0
29,994		Visa, Inc.	4,546,491	0.7
744,884		Other Securities	23,991,187	3.9
			120,013,646	19.7

		Materials: 2.8%
324,525		Other Securities	17,036,759	2.8

		Telecommunication Services: 3.3%
336,493		AT&T, Inc.	11,343,179	1.9
163,060		Verizon Communications, Inc.	7,055,606	1.2
35,654		Other Securities	1,394,785	0.2
			19,793,570	3.3

		Utilities: 2.4%
317,489		Other Securities	14,489,094	2.4

		Total Common Stock
		(Cost $358,003,457)	585,837,134	96.3

SHORT-TERM INVESTMENTS: 5.5%
		Mutual Funds: 5.5%
33,486,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $33,486,000)	33,486,000	5.5

		Total Short-Term Investments
		(Cost $33,486,000)	33,486,000	5.5

		Total Investments in Securities (Cost $391,489,457)	$619,323,134	101.8
		Liabilities in Excess of Other Assets	(11,219,151)	(1.8)
		Net Assets	$608,103,983	100.0

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
Cost for federal income tax purposes is $397,180,136.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$231,322,636
Gross Unrealized Depreciation	(9,179,638)
Net Unrealized Appreciation	$222,142,998

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$585,837,134	$—	$—	$585,837,134
Short-Term Investments	33,486,000	—	—	33,486,000
Total Investments, at fair value	$619,323,134	$—	$—	$619,323,134
Liabilities Table
Other Financial Instruments+
Futures	$(89,933)	$—	$—	$(89,933)
Total Liabilities	$(89,933)	$—	$—	$(89,933)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING RussellTM Large Cap Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	519	03/15/13	$36,851,595	$(89,933)
			$36,851,595	$(89,933)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$89,933
Total Liability Derivatives		$89,933

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,877,231
Total	$1,877,231

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(858,137)
Total	$(858,137)

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 97.5%
		Consumer Discretionary: 7.8%
32,118		Comcast Corp. — Class A	$1,200,571	1.0
85,627		Ford Motor Co.	1,108,870	0.9
22,311		Lowe’s Cos., Inc.	792,487	0.6
31,365		News Corp. — Class A	801,062	0.7
14,247		Target Corp.	842,995	0.7
21,912		Time Warner, Inc.	1,048,051	0.9
25,783		Walt Disney Co.	1,283,735	1.1
68,275		Other Securities	2,276,643	1.9
			9,354,414	7.8

		Consumer Staples: 8.0%
23,342		CVS Caremark Corp.	1,128,586	0.9
38,366		Mondelez International, Inc.	977,182	0.8
57,978		Procter & Gamble Co.	3,936,126	3.3
19,695		Walgreen Co.	728,912	0.6
65,395		Other Securities	2,832,653	2.4
			9,603,459	8.0

		Energy: 18.8%
11,404		Anadarko Petroleum Corp.	847,431	0.7
8,922		Apache Corp.	700,377	0.6
44,914		Chevron Corp.	4,857,000	4.0
28,866		ConocoPhillips	1,673,939	1.4
106,467		ExxonMobil Corp.	9,214,719	7.7
18,514		Occidental Petroleum Corp.	1,418,358	1.2
14,272		Phillips 66	757,843	0.6
79,044		Other Securities	3,169,751	2.6
			22,639,418	18.8

		Financials: 25.5%
7,731		ACE Ltd.	616,934	0.5
245,972		Bank of America Corp.	2,853,275	2.4
27,222		Bank of New York Mellon Corp.	699,605	0.6
40,649	@	Berkshire Hathaway, Inc.	3,646,215	3.0
10,500		Capital One Financial Corp.	608,265	0.5
66,929		Citigroup, Inc.	2,647,711	2.2
11,228		Goldman Sachs Group, Inc.	1,432,244	1.2
86,888		JPMorgan Chase & Co.	3,820,465	3.2
19,417		Metlife, Inc.	639,596	0.5
35,164		Morgan Stanley	672,336	0.6
12,070		PNC Financial Services Group, Inc.	703,802	0.6
43,236		US Bancorp.	1,380,958	1.1
111,830		Wells Fargo & Co.	3,822,349	3.2
159,178		Other Securities	7,105,575	5.9
			30,649,330	25.5

		Health Care: 13.3%
10,447		Covidien PLC	603,210	0.5
14,876		Eli Lilly & Co.	733,684	0.6
48,583		Johnson & Johnson	3,405,668	2.8
22,230		Medtronic, Inc.	911,875	0.8
69,424		Merck & Co., Inc.	2,842,219	2.4
170,491		Pfizer, Inc.	4,275,914	3.6
23,680		UnitedHealth Group, Inc.	1,284,403	1.1
34,509		Other Securities	1,854,875	1.5
			15,911,848	13.3

		Industrials: 7.7%
6,746		FedEx Corp.	618,743	0.5
241,236		General Electric Co.	5,063,544	4.2
71,964		Other Securities	3,568,648	3.0
			9,250,935	7.7

		Information Technology: 4.6%
122,269		Cisco Systems, Inc.	2,402,586	2.0
45,137		Hewlett-Packard Co.	643,202	0.5
29,513		Intel Corp.	608,853	0.5
113,831		Other Securities	1,921,181	1.6
			5,575,822	4.6

		Materials: 2.8%
27,284		Dow Chemical Co.	881,819	0.7
21,666		Freeport-McMoRan Copper & Gold, Inc.	740,977	0.6
30,479		Other Securities	1,730,570	1.5
			3,353,366	2.8

		Telecommunication Services: 4.2%
133,488		AT&T, Inc.	4,499,880	3.7
14,180		Other Securities	554,722	0.5
			5,054,602	4.2

		Utilities: 4.8%
13,045		Dominion Resources, Inc.	675,731	0.6
16,066		Duke Energy Corp.	1,025,011	0.9
9,522		NextEra Energy, Inc.	658,827	0.5
19,828		Southern Co.	848,837	0.7
67,930		Other Securities	2,561,118	2.1
			5,769,524	4.8

		Total Common Stock
		(Cost $90,213,185)	117,162,718	97.5

SHORT-TERM INVESTMENTS: 2.1%
		Mutual Funds: 2.1%
2,514,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $2,514,000)	2,514,000	2.1

		Total Short-Term Investments
		(Cost $2,514,000)	2,514,000	2.1

		Total Investments in Securities (Cost $92,727,185)	$119,676,718	99.6
		Assets in Excess of Other Liabilities	464,785	0.4
		Net Assets	$120,141,503	100.0

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
Cost for federal income tax purposes is $96,566,072.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$28,361,287
Gross Unrealized Depreciation	(5,250,642)
Net Unrealized Appreciation	$23,110,645

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$117,162,718	$—	$—	$117,162,718
Short-Term Investments	2,514,000	—	—	2,514,000
Total Investments, at fair value	$119,676,718	$—	$—	$119,676,718
Other Financial Instruments+
Futures	21,742	—	—	21,742
Total Assets	$119,698,460	$—	$—	$119,698,460

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING RussellTM Large Cap Value Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	41	03/15/13	$2,911,205	$21,742
			$2,911,205	$21,742

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$21,742
Total Asset Derivatives		$21,742

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$235,922
Total	$235,922

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(24,503)
Total	$(24,503)

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.0%
		Consumer Discretionary: 24.9%
5,226	@	Autozone, Inc.	$1,852,251	0.7
31,915	@	Bed Bath & Beyond, Inc.	1,784,368	0.6
45,058	@	Delphi Automotive PLC	1,723,468	0.6
32,788	@	Discovery Communications, Inc.—Class A	2,081,382	0.7
31,781		Harley-Davidson, Inc.	1,552,184	0.6
36,012	@	Liberty Global, Inc.	2,268,396	0.8
33,149		Limited Brands, Inc.	1,559,992	0.6
38,397		McGraw-Hill Cos., Inc.	2,099,164	0.8
37,426		Omnicom Group, Inc.	1,869,803	0.7
16,321	@	O’Reilly Automotive, Inc.	1,459,424	0.5
31,100		Ross Stores, Inc.	1,684,065	0.6
521,774	@	Sirius XM Radio, Inc.	1,507,924	0.5
27,130		Starwood Hotels & Resorts Worldwide, Inc.	1,556,177	0.6
12,033		VF Corp.	1,816,622	0.6
38,133	L	Virgin Media, Inc.	1,401,388	0.5
987,403		Other Securities(a)	42,990,358	15.5
			69,206,966	24.9

		Consumer Staples: 7.6%
20,602		Hershey Co.	1,487,877	0.5
27,359		HJ Heinz Co.	1,578,067	0.6
72,424		Kroger Co.	1,884,473	0.7
17,917		Lorillard, Inc.	2,090,376	0.7
27,990		Mead Johnson Nutrition Co.	1,844,261	0.7
25,198		Whole Foods Market, Inc.	2,301,333	0.8
277,628		Other Securities(a)	10,041,146	3.6
			21,227,533	7.6

		Energy: 5.2%
28,806		Cabot Oil & Gas Corp.	1,432,811	0.5
25,964	@	Cameron International Corp.	1,465,927	0.5
32,824	@	FMC Technologies, Inc.	1,405,852	0.5
14,102		Pioneer Natural Resources Co.	1,503,132	0.6
22,263		Range Resources Corp.	1,398,784	0.5
165,098		Other Securities(a)	7,174,304	2.6
			14,380,810	5.2

		Financials: 7.4%
35,020		T. Rowe Price Group, Inc.	2,280,853	0.8
420,258		Other Securities(a)	18,219,466	6.6
			20,500,319	7.4

		Health Care: 12.8%
47,718		Agilent Technologies, Inc.	1,953,575	0.7
26,370	@	Alexion Pharmaceuticals, Inc.	2,473,770	0.9
19,888	@	Cerner Corp.	1,544,104	0.6
12,905	@	DaVita, Inc.	1,426,390	0.5
15,733	@	Edwards Lifesciences Corp.	1,418,645	0.5
51,205	@	Mylan Laboratories	1,407,113	0.5
10,603	@	Regeneron Pharmaceuticals, Inc.	1,813,855	0.7
17,492	@	Watson Pharmaceuticals, Inc.	1,504,312	0.5
452,142		Other Securities(a)	21,915,150	7.9
			35,456,914	12.8

		Industrials: 15.1%
22,325		CH Robinson Worldwide, Inc.	1,411,386	0.5
40,643		Fastenal Co.	1,897,622	0.7
33,627		Ingersoll-Rand PLC	1,612,751	0.6
19,594		Rockwell Automation, Inc.	1,645,700	0.6
13,376		Roper Industries, Inc.	1,491,156	0.5
8,021		WW Grainger, Inc.	1,623,210	0.6
777,457		Other Securities(a)	32,378,756	11.6
			42,060,581	15.1

		Information Technology: 16.8%
44,285		Altera Corp.	1,525,175	0.5
22,239		Amphenol Corp.	1,438,863	0.5
25,558	@	Citrix Systems, Inc.	1,680,439	0.6
40,315		Intuit, Inc.	2,398,743	0.9
26,476	@	Red Hat, Inc.	1,402,169	0.5
23,159	@	Teradata Corp.	1,433,311	0.5
1,216,397		Other Securities(a)	36,852,272	13.3
			46,730,972	16.8

		Materials: 6.6%
20,906		PPG Industries, Inc.	2,829,627	1.0
11,923		Sherwin-Williams Co.	1,833,996	0.7
253,319		Other Securities(a)	13,714,018	4.9
			18,377,641	6.6

		Telecommunication Services: 1.9%
40,223	@	Crown Castle International Corp.	2,902,492	1.0
96,745		Other Securities(a)	2,370,754	0.9
			5,273,246	1.9

		Utilities: 0.7%
43,247		Other Securities	1,925,545	0.7

		Total Common Stock
		(Cost $183,906,701)	275,140,527	99.0

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 3.2%
	Securities Lending Collateralcc(1): 2.2%
1,450,754	Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,450,778, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–7.500%, Market Value plus accrued interest $1,479,769, due 07/15/13–08/01/46)	$1,450,754	0.6
1,450,754	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,450,770, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,479,769, due 10/01/16–12/20/42)	1,450,754	0.5
305,315	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $305,318, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $311,422, due 10/31/17–08/15/22)	305,315	0.1
1,450,754	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $1,450,769, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $1,479,769, due 08/09/13–06/20/42)	1,450,754	0.5
1,450,754	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,450,804, collateralized by various U.S. Government Agency Obligations, 2.000%–4.500%, Market Value plus accrued interest $1,479,769, due 10/01/32–01/01/43)	1,450,754	0.5
		6,108,331	2.2

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
2,661,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $2,661,000)	2,661,000	1.0

	Total Short-Term Investments
	(Cost $8,769,331)	8,769,331	3.2

	Total Investments in Securities (Cost $192,676,032)	$283,909,858	102.2
	Liabilities in Excess of Other Assets	(6,128,702)	(2.2)
	Net Assets	$277,781,156	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $193,428,723.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$97,016,024
Gross Unrealized Depreciation	(6,534,889)
Net Unrealized Appreciation	$90,481,135

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$275,140,527	$—	$—	$275,140,527
Short-Term Investments	2,661,000	6,108,331	—	8,769,331
Total Investments, at fair value	$277,801,527	$6,108,331	$—	$283,909,858
Other Financial Instruments+
Futures	23,459	—	—	23,459
Total Assets	$277,824,986	$6,108,331	$—	$283,933,317

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING RussellTM Mid Cap Growth Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	30	03/15/13	$3,054,300	$23,459
			$3,054,300	$23,459

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$23,459
Total Asset Derivatives		$23,459

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$491,744
Total	$491,744

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$33,413
Total	$33,413

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.5%
		Consumer Discretionary: 15.9%
14,275	@	Autozone, Inc.	$5,059,488	0.3
89,566	@	Discovery Communications, Inc. — Class A	5,685,650	0.3
98,339	@	Liberty Global, Inc.	6,194,373	0.4
209,475	@	Liberty Media Corp. — Interactive	4,122,468	0.2
40,690	@	Liberty Media Corp. — Liberty Capital	4,720,447	0.3
155,431		Macy’s, Inc.	6,064,918	0.4
104,878		McGraw-Hill Cos., Inc.	5,733,680	0.3
102,223		Omnicom Group, Inc.	5,107,061	0.3
32,869		VF Corp.	4,962,233	0.3
7,410,529		Other Securities(a)	223,659,511	13.1
			271,309,829	15.9

		Consumer Staples: 5.9%
119,939		HJ Heinz Co.	6,918,081	0.4
197,938		Kroger Co.	5,150,347	0.3
48,938		Lorillard, Inc.	5,709,596	0.3
76,449		Mead Johnson Nutrition Co.	5,037,225	0.3
68,817		Whole Foods Market, Inc.	6,285,057	0.4
1,814,164		Other Securities(a)	71,765,342	4.2
			100,865,648	5.9

		Energy: 6.9%
92,348	@	Cameron International Corp.	5,213,968	0.3
127,749		Marathon Petroleum Corp.	8,048,187	0.5
66,655		Noble Energy, Inc.	6,781,480	0.4
207,294		Valero Energy Corp.	7,072,871	0.4
2,859,415		Other Securities(a)	90,795,602	5.3
			117,912,108	6.9

		Financials: 18.8%
365,392		Annaly Capital Management, Inc.	5,130,104	0.3
122,392		Aon PLC	6,804,995	0.4
42,891		AvalonBay Communities, Inc.	5,815,591	0.3
56,173		Boston Properties, Inc.	5,943,665	0.3
344,969		Fifth Third Bancorp.	5,240,079	0.3
169,613		HCP, Inc.	7,663,115	0.5
97,372		Health Care Real Estate Investment Trust, Inc.	5,967,930	0.4
172,340		ProLogis, Inc.	6,288,687	0.4
201,753		SunTrust Bank	5,719,698	0.3
95,640		T. Rowe Price Group, Inc.	6,229,033	0.4
108,374		Ventas, Inc.	7,013,965	0.4
69,600		Vornado Realty Trust	5,573,568	0.3
201,483		Weyerhaeuser Co.	5,605,257	0.3
10,335,335		Other Securities(a)	240,883,342	14.2
			319,879,029	18.8

		Health Care: 9.3%
130,319		Agilent Technologies, Inc.	5,335,260	0.3
72,017	@	Alexion Pharmaceuticals, Inc.	6,755,915	0.4
108,084		Cigna Corp.	5,778,170	0.4
28,957	@	Regeneron Pharmaceuticals, Inc.	4,953,674	0.3
3,557,841		Other Securities(a)	135,096,075	7.9
			157,919,094	9.3

		Industrials: 12.6%
172,818		Eaton Corp. PLC	9,366,735	0.5
111,013		Fastenal Co.	5,183,197	0.3
111,980		Ingersoll-Rand PLC	5,370,561	0.3
133,744		Paccar, Inc.	6,046,566	0.4
4,824,077		Other Securities(a)	188,865,653	11.1
			214,832,712	12.6

		Information Technology: 12.7%
448,987		Applied Materials, Inc.	5,136,411	0.3
110,091		Intuit, Inc.	6,550,415	0.4
270,264	@	Symantec Corp.	5,083,666	0.3
8,003,825		Other Securities(a)	198,405,697	11.7
			215,176,189	12.7

		Materials: 6.2%
24,606		CF Industries Holdings, Inc.	4,998,955	0.3
163,950		International Paper Co.	6,531,768	0.4
118,870		Nucor Corp.	5,132,807	0.3
57,093		PPG Industries, Inc.	7,727,537	0.5
32,568		Sherwin-Williams Co.	5,009,610	0.3
2,094,404		Other Securities(a)	75,276,173	4.4
			104,676,850	6.2

		Telecommunication Services: 1.6%
109,848	@	Crown Castle International Corp.	7,926,632	0.5
1,124,127	@	Sprint Nextel Corp.	6,373,800	0.4
1,109,629		Other Securities(a)	12,461,875	0.7
			26,762,307	1.6

		Utilities: 5.6%
122,160		Edison International	5,520,411	0.3
217,462		PPL Corp.	6,225,937	0.4
90,344		Sempra Energy	6,409,003	0.4
2,636,740		Other Securities	76,739,921	4.5
			94,895,272	5.6

		Total Common Stock
		(Cost $1,131,483,154)	1,624,229,038	95.5

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 7.1%
	Securities Lending Collateralcc(1): 2.0%
8,357,028	Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $8,357,165, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%–7.500%, Market Value plus accrued interest $8,524,170, due 07/15/13–08/01/46)	$8,357,028	0.4
8,357,028	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $8,357,120, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $8,524,169, due 10/01/16–12/20/42)	8,357,028	0.5
1,758,734	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,758,751, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $1,793,912, due 10/31/17–08/15/22)	1,758,734	0.1
8,357,028	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $8,357,114, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $8,524,170, due 08/09/13–06/20/42)	8,357,028	0.5
8,357,028	Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $8,357,316, collateralized by various U.S. Government Agency Obligations, 2.000%–4.500%, Market Value plus accrued interest $8,524,169, due 10/01/32–01/01/43)	8,357,028	0.5
		35,186,846	2.0

Shares		Value	Percentage of Net Assets
	Mutual Funds: 5.1%
86,464,187	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $86,464,187)	86,464,187	5.1

	Total Short-Term Investments
	(Cost $121,651,033)	121,651,033	7.1

	Total Investments in Securities (Cost $1,253,134,187)	$1,745,880,071	102.6
	Liabilities in Excess of Other Assets	(43,847,592)	(2.6)
	Net Assets	$1,702,032,479	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $1,261,094,786.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$546,966,033
Gross Unrealized Depreciation	(62,180,748)
Net Unrealized Appreciation	$484,785,285

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$1,624,229,038	$—	$—	$1,624,229,038
Short-Term Investments	86,464,187	35,186,846	—	121,651,033
Total Investments, at fair value	$1,710,693,225	$35,186,846	$—	$1,745,880,071
Other Financial Instruments+
Futures	1,297,985	—	—	1,297,985
Total Assets	$1,711,991,210	$35,186,846	$—	$1,747,178,056

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING RussellTM Mid Cap Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	864	03/15/13	$87,963,840	$1,297,985
			$87,963,840	$1,297,985

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$1,297,985
Total Asset Derivatives		$1,297,985

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$7,770,954
Total	$7,770,954

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,505,632
Total	$1,505,632

See Accompanying Notes to Financial Statements

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 95.9%
		Consumer Discretionary: 13.5%
63,360		Brunswick Corp.	$1,843,142	0.2
98,710		Dana Holding Corp.	1,540,863	0.2
45,580		Sotheby’s	1,532,400	0.2
26,981	@	Warnaco Group, Inc.	1,931,030	0.2
37,960		Wolverine World Wide, Inc.	1,555,601	0.2
5,506,527		Other Securities(a)	98,591,025	12.5
			106,994,061	13.5

		Consumer Staples: 3.5%
32,330	@	United Natural Foods, Inc.	1,732,565	0.2
1,701,252		Other Securities(a)	25,635,519	3.3
			27,368,084	3.5

		Energy: 5.6%
25,420	@	Dril-Quip, Inc.	1,856,931	0.2
50,500		Energy XXI Bermuda Ltd.	1,625,595	0.2
77,500	@	Helix Energy Solutions Group, Inc.	1,599,600	0.2
174,300	@	Kodiak Oil & Gas Corp.	1,542,555	0.2
3,580,688		Other Securities(a)	37,631,488	4.8
			44,256,169	5.6

		Financials: 21.4%
62,580		Alterra Capital Holdings Ltd.	1,764,130	0.2
35,810		EPR Properties	1,651,199	0.2
78,900		First American Financial Corp.	1,900,701	0.2
47,938		Hancock Holding Co.	1,521,552	0.2
63,950	@	Ocwen Financial Corp.	2,212,031	0.3
68,980		Omega Healthcare Investors, Inc.	1,645,173	0.2
36,100		Prosperity Bancshares, Inc.	1,516,200	0.2
79,150		Starwood Property Trust, Inc.	1,817,284	0.2
185,456		Two Harbors Investment Corp.	2,054,853	0.3
10,400,433		Other Securities(a)	153,783,917	19.4
			169,867,040	21.4

		Health Care: 11.8%
24,080	@, L	Athenahealth, Inc.	1,768,676	0.2
43,370	@	Cubist Pharmaceuticals, Inc.	1,824,142	0.2
37,580	@	Haemonetics Corp.	1,534,767	0.2
61,460	@	HMS Holdings Corp.	1,593,043	0.2
35,700	@	Pharmacyclics, Inc.	2,067,030	0.3
7,340,424		Other Securities(a)	85,081,177	10.7
			93,868,835	11.8

		Industrials: 15.4%
30,350		Acuity Brands, Inc.	2,055,606	0.3
47,920	@	Alaska Air Group, Inc.	2,064,873	0.3
27,375		AO Smith Corp.	1,726,541	0.2
77,630	@	Avis Budget Group, Inc.	1,538,627	0.2
32,830		Clarcor, Inc.	1,568,617	0.2
44,110		EMCOR Group, Inc.	1,526,647	0.2
27,040	@	Genesee & Wyoming, Inc.	2,057,203	0.3
72,160	@	Hexcel Corp.	1,945,434	0.2
12,276	@	Middleby Corp.	1,573,906	0.2
26,075		Robbins & Myers, Inc.	1,550,159	0.2
24,860	@	Teledyne Technologies, Inc.	1,617,640	0.2
112,840	@	US Airways Group, Inc.	1,523,340	0.2
20,660		Watsco, Inc.	1,547,434	0.2
43,980		Woodward Governor Co.	1,676,957	0.2
5,458,694		Other Securities(a)	97,843,234	12.3
			121,816,218	15.4

		Information Technology: 15.6%
55,900	@	Aspen Technology, Inc.	1,545,076	0.2
28,340	@	Commvault Systems, Inc.	1,975,582	0.2
17,840	@	Cymer, Inc.	1,613,271	0.2
73,271	@	Parametric Technology Corp.	1,649,330	0.2
17,470	@	Ultimate Software Group, Inc.	1,649,343	0.2
27,020	@	WEX, Inc.	2,036,497	0.3
8,476,410		Other Securities(a)	113,624,994	14.3
			124,094,093	15.6

		Materials: 5.1%
28,100		Eagle Materials, Inc.	1,643,850	0.2
83,030	@	Louisiana-Pacific Corp.	1,604,140	0.2
2,971,000		Other Securities(a)	37,146,558	4.7
			40,394,548	5.1

		Telecommunication Services: 0.7%
705,340		Other Securities(a)	5,696,485	0.7

		Utilities: 3.3%
43,090		Cleco Corp.	1,724,031	0.2
36,700		Idacorp, Inc.	1,590,945	0.2
51,550		Piedmont Natural Gas Co.	1,614,031	0.2
57,330		Portland General Electric Co.	1,568,549	0.2
610,660		Other Securities	19,494,490	2.5
			25,992,046	3.3
		Total Common Stock
		(Cost $589,117,703)	760,347,579	95.9

WARRANTS: 0.0%
		Energy: 0.0%
7,460		Other Securities(a)	1,274	0.0

		Total Warrants
		(Cost $—)	1,274	0.0

CLOSED-END FUNDS: 0.0%
		Financials: 0.0%
4,700		Other Securities	81,968	0.0

		Total Closed-End Funds
		(Cost $81,554)	81,968	0.0

		Total Long-Term Investments
		(Cost $589,199,257)	760,430,821	95.9

See Accompanying Notes to Financial Statements

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 10.4%
	Securities Lending Collateralcc(1): 6.5%
12,179,088	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $12,179,288, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $12,422,670, due 08/01/27–01/01/43)	$12,179,088	1.6
12,179,088	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $12,179,221, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $12,422,671, due 10/01/16–12/20/42)	12,179,088	1.5
5,211,928	Deutsche Bank AG, Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $5,211,971, collateralized by various U.S. Government Securities, 0.125%–3.625%, Market Value plus accrued interest $5,316,167, due 04/15/17–04/15/28)	5,211,928	0.7
12,179,088	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $12,179,213, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $12,422,672, due 08/09/13–06/20/42)	12,179,088	1.5
9,530,380	Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $9,530,563, collateralized by various U.S. Government Agency Obligations, 0.000%–6.101%, Market Value plus accrued interest $9,720,988, due 03/10/14–12/20/42)	9,530,380	1.2
		51,279,572	6.5

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.9%
30,795,808	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $30,795,808)	30,795,808	3.9

	Total Short-Term Investments
	(Cost $82,075,380)	82,075,380	10.4

	Total Investments in Securities (Cost $671,274,637)	$842,506,201	106.3
	Liabilities in Excess of Other Assets	(49,610,622)	(6.3)
	Net Assets	$792,895,579	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.
(a)	This grouping contains securities on loan.
Cost for federal income tax purposes is $672,933,525.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$222,191,146
Gross Unrealized Depreciation	(52,618,470)
Net Unrealized Appreciation	$169,572,676

See Accompanying Notes to Financial Statements

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$106,994,061	$—	$—	$106,994,061
Consumer Staples	27,368,084	—	—	27,368,084
Energy	44,256,169	—	—	44,256,169
Financials	169,867,040	—	—	169,867,040
Health Care	93,855,855	—	12,980	93,868,835
Industrials	121,418,718	397,500	—	121,816,218
Information Technology	124,094,093	—	—	124,094,093
Materials	40,394,548	—	—	40,394,548
Telecommunication Services	5,696,485	—	—	5,696,485
Utilities	25,992,046	—	—	25,992,046
Total Common Stock	759,937,099	397,500	12,980	760,347,579
Warrants	—	1,274	—	1,274
Short-Term Investments	30,795,808	51,279,572	—	82,075,380
Closed-End Funds	81,968	—	—	81,968
Total Investments, at fair value	$790,814,875	$51,678,346	$12,980	$842,506,201
Other Financial Instruments+
Futures	938,281	—	—	938,281
Total Assets	$791,753,156	$51,678,346	$12,980	$843,444,482

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

ING RussellTM Small Cap Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	471	03/15/13	$39,874,860	$938,281
			$39,874,860	$938,281

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$938,281
Total Asset Derivatives		$938,281

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$3,305,389
Total	$3,305,389

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$916,483
Total	$916,483

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 25.0%
		Consumer Discretionary: 1.8%
6,000,000		CBS Corp., 4.300%, 02/15/21	$6,624,018	0.2
300,000	#	Cox Communications, Inc., 3.250%, 12/15/22	309,667	0.0
8,010,000		NBCUniversal Media, LLC, 2.875%–4.450%, 04/30/15–01/15/43	8,470,459	0.2
400,000	#	Nissan Motor Acceptance Corp., 1.950%, 09/12/17	405,773	0.0
5,425,000		Time Warner, Inc., 4.875%–6.500%, 03/15/20–11/15/36	6,500,779	0.1
6,825,000		Time Warner Cable, Inc., 4.125%–5.850%, 05/01/17–09/15/42	7,797,329	0.2
38,606,000		Other Securities	44,348,521	1.1
			74,456,546	1.8

		Consumer Staples: 1.6%
3,895,000		Altria Group, Inc., 4.250%–9.950%, 11/10/38–08/09/42	6,218,196	0.2
1,000,000	#	Kraft Foods, Inc., 2.250%, 06/05/17	1,035,057	0.0
3,266,000	#	Kraft Foods, Inc., 6.125%, 08/23/18	4,004,589	0.1
5,900,000		Lorillard Tobacco Co., 2.300%–8.125%, 08/21/17–06/23/19	7,453,453	0.2
6,730,000		Wal-Mart Stores, Inc., 5.000%–5.625%, 04/01/40–10/25/40	8,423,585	0.2
33,330,000		Other Securities	36,721,985	0.9
			63,856,865	1.6

		Energy: 3.0%
5,930,000		Shell International Finance BV, 1.125%–3.100%, 06/28/15–08/21/17	6,244,498	0.2
100,054,000		Other Securities	114,043,339	2.8
			120,287,837	3.0

		Financials: 10.2%
2,955,000	#	Abbey National Treasury Services PLC/London, 3.875%, 11/10/14	3,067,506	0.1
6,000,000		American International Group, Inc., 2.375%–8.250%, 08/24/15–12/15/20	7,462,498	0.2
6,325,000		American Express Co., 7.000%, 03/19/18	7,997,349	0.2
500,000	#	American Honda Finance Corp., 1.000%, 08/11/15	503,102	0.0
500,000	#	American Honda Finance Corp., 1.500%, 09/11/17	500,245	0.0
15,313,000	#	ANZ New Zealand Int’l Ltd., 6.200%, 07/19/13	15,718,994	0.4
13,725,000		Bank of America Corp., 6.500%, 08/01/16	15,857,810	0.4
7,510,000		Bank of America Corp., 1.500%–5.700%, 10/09/15–01/24/22	8,372,546	0.2
15,099,000		Citigroup, Inc., 2.250%–8.125%, 04/11/13–07/15/39	18,497,829	0.5
7,205,000		Credit Suisse New York, 2.200%–6.000%, 01/14/14–02/15/18	7,519,355	0.2
20,000,000		European Investment Bank, 2.375%, 03/14/14	20,478,680	0.5
16,190,000		General Electric Capital Corp., 1.625%–6.750%, 05/13/14–01/14/38	19,537,654	0.5
20,040,000		Goldman Sachs Group, Inc., 3.625%–6.750%, 05/01/14–10/01/37	22,189,831	0.5
4,125,000	#	Hyundai Capital America, 3.750%, 04/06/16	4,354,795	0.1
3,500,000	#	Hyundai Capital Services, Inc., 4.375%, 07/27/16	3,766,077	0.1
7,040,000		Inter-American Development Bank, 3.000%–3.200%, 04/22/14–08/07/42	7,252,779	0.2
8,295,000		International Bank for Reconstruction & Development, 1.125%, 08/25/14	8,415,634	0.2
22,125,000		JPMorgan Chase & Co., 1.100%–5.500%, 01/24/14–10/15/40	24,462,253	0.6
23,765,000		KFW, 1.375%–2.625%, 01/13/14–01/25/22	24,514,489	0.6
6,395,000		MetLife, Inc., 3.048%–6.750%, 06/01/16–08/13/42	7,422,403	0.2
13,150,000		Morgan Stanley, 5.375%–6.625%, 10/15/15–04/01/18	15,267,221	0.4
7,695,000		Prudential Financial, Inc., 3.875%–6.200%, 01/14/15–11/15/40	8,723,335	0.2
8,860,000		Wells Fargo & Co., 3.625%–4.600%, 04/15/15–04/01/21	10,123,454	0.2
135,787,000		Other Securities	148,452,246	3.7
			410,458,085	10.2

		Health Care: 1.6%
4,920,000		Pfizer, Inc., 6.200%, 03/15/19	6,222,403	0.2
52,676,000		Other Securities	57,649,118	1.4
			63,871,521	1.6

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrials: 1.3%
4,000,000		Lockheed Martin Corp., 3.350%, 09/15/21	$4,230,540	0.1
2,043,000	#	Lockheed Martin Corp., 4.070%, 12/15/42	2,009,871	0.1
42,171,416		Other Securities	46,345,292	1.1
			52,585,703	1.3

		Information Technology: 1.0%
7,540,000		International Business Machines Corp., 1.875%–1.950%, 07/22/16–05/15/19	7,828,579	0.2
29,955,000		Other Securities	32,429,520	0.8
			40,258,099	1.0

		Materials: 1.3%
6,000,000		Southern Copper Corp., 5.375%, 04/16/20	6,909,624	0.2
40,629,000		Other Securities	46,053,209	1.1
			52,962,833	1.3

		Telecommunication Services: 1.5%
14,505,000		AT&T, Inc., 1.400%–6.500%, 05/15/16–09/01/37	16,582,934	0.4
5,595,000		Deutsche Telekom International Finance BV, 5.750%, 03/23/16	6,378,261	0.1
11,665,000		Verizon Communications, Inc., 1.100%–7.750%, 11/01/17–11/01/41	14,818,798	0.4
19,510,000		Other Securities	22,669,192	0.6
			60,449,185	1.5

		Utilities: 1.7%
5,970,000		Duke Energy Corp., 1.625%–3.950%, 09/15/14–08/15/17	6,274,304	0.2
55,393,000		Other Securities	62,166,841	1.5
			68,441,145	1.7
		Total Corporate Bonds/Notes
		(Cost $934,066,765)	1,007,627,819	25.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.9%
1,450,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.369%, 10/10/45	1,583,603	0.0
6,439,800		Bear Stearns Commercial Mortgage Securities, 4.750%–5.573%, 04/12/38–02/13/46	6,979,349	0.2
6,394,835		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.219%–5.886%, 07/15/44–11/15/44	7,074,104	0.2
8,005,000		Greenwich Capital Commercial Funding Corp., 5.224%–5.867%, 04/10/37–03/10/39	9,031,118	0.2
9,902,664		JPMorgan Chase Commercial Mortgage Securities Corp., 4.879%–5.827%, 01/12/38–02/15/51	11,000,556	0.3
2,388,737		Morgan Stanley Capital I, Inc., 5.395%, 06/15/38	2,494,255	0.1
8,796,235		Morgan Stanley Capital I, 4.970%–5.575%, 04/14/40–04/12/49	9,351,237	0.2
24,844,920		Other Securities	28,031,058	0.7

		Total Collateralized Mortgage Obligations
		(Cost $66,266,585)	75,545,280	1.9

MUNICIPAL BONDS: 0.9%
		California: 0.2%
4,335,000		State of California, 7.550%, 04/01/39	6,220,638	0.2

		Connecticut: 0.1%
3,735,000		Other Securities	4,676,444	0.1

		Illinois: 0.1%
4,400,000		Other Securities	4,664,836	0.1

		New Jersey: 0.2%
5,760,000		Other Securities	7,398,446	0.2

		New York: 0.1%
3,495,000		Other Securities	4,570,237	0.1

		Ohio: 0.1%
3,355,000		Other Securities	4,732,932	0.1

		Washington: 0.1%
3,900,000		Other Securities	4,726,293	0.1

		Total Municipal Bonds
		(Cost $31,606,991)	36,989,826	0.9

ASSET-BACKED SECURITIES: 0.2%
		Automobile Asset-Backed Securities: 0.1%
1,171,000		Bank of America Auto Trust, 0.780%, 06/15/16	1,176,465	0.0
2,575,000		Other Securities	2,591,828	0.1
			3,768,293	0.1

		Credit Card Asset-Backed Securities: 0.1%
3,000,000		Other Securities	3,571,826	0.1

		Other Asset-Backed Securities: 0.0%
1,443,597		Other Securities	1,537,605	0.0

		Total Asset-Backed Securities
		(Cost $8,792,847)	8,877,724	0.2

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

U.S. TREASURY OBLIGATIONS: 35.8%
		U.S. Treasury Bonds: 5.5%
16,610,500		1.625%, due 11/15/22	$16,410,659	0.4
15,251,000		2.750%, due 08/15/42	14,674,329	0.4
37,645,000		3.500%, due 02/15/39	42,409,464	1.0
43,505,000		4.375%, due 05/15/40	56,447,738	1.4
22,000,000		5.375%, due 02/15/31	31,332,818	0.8
15,310,000		6.125%, due 11/15/27	22,704,255	0.6
13,185,000		6.500%, due 11/15/26	19,991,756	0.5
14,542,000		3.000%–6.000%, due 02/15/26–05/15/42	17,120,396	0.4
			221,091,415	5.5

		U.S. Treasury Notes: 30.3%
74,766,000		0.125%, due 07/31/14	74,649,216	1.9
70,060,000		0.250%, due 09/15/14	70,084,661	1.7
43,535,000		0.250%, due 10/31/14	43,548,626	1.1
33,802,000		0.250%, due 11/30/14	33,808,625	0.8
64,708,000		0.250%, due 09/15/15	64,576,578	1.6
25,975,000		0.250%, due 10/15/15	25,916,167	0.7
53,739,000		0.250%, due 12/15/15	53,583,694	1.3
29,048,000		0.375%, due 04/15/15	29,106,997	0.7
30,480,000		0.500%, due 11/15/13	30,569,306	0.8
36,269,100		0.625%, due 09/30/17	36,195,437	0.9
30,085,000		0.750%, due 12/15/13	30,249,535	0.8
74,115,000		1.000%, due 05/15/14	74,919,889	1.9
57,747,000		1.000%, due 08/31/19	57,372,568	1.4
46,620,000		1.250%, due 10/31/15	47,807,365	1.2
16,940,000		1.375%, due 05/15/13	17,021,397	0.4
21,876,000		1.625%, due 08/15/22	21,711,930	0.5
108,163,000		1.875%, due 09/30/17	114,196,440	2.8
34,625,000		2.375%, due 03/31/16	36,816,105	0.9
77,155,000		2.375%, due 07/31/17	83,188,753	2.1
36,650,000		2.625%, due 04/30/18	40,148,939	1.0
20,920,000		2.625%, due 08/15/20	22,949,889	0.6
26,255,000		2.750%, due 02/15/19	29,056,907	0.7
14,575,000		3.125%, due 05/15/21	16,513,023	0.4
21,610,000		3.375%, due 11/15/19	24,822,802	0.6
134,455,600		0.375%–8.125%, due 06/15/13–08/15/23	141,697,864	3.5
			1,220,512,713	30.3

		Total U.S. Treasury Obligations
		(Cost $1,402,814,002)	1,441,604,128	35.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 33.1%
		Federal Home Loan Mortgage Corporation: 8.9%##
21,246,000		1.000%, due 09/29/17	21,494,090	0.5
25,349,847		2.612%, due 02/01/42	26,612,017	0.7
19,400,000	W	3.500%, due 07/15/41	20,635,235	0.5
13,816,767		4.500%, due 08/01/41	15,048,593	0.4
253,142,039		0.500%–6.750%, due 04/17/15–09/01/42	273,023,347	6.8
			356,813,282	8.9

		Federal National Mortgage Association: 16.9%##
27,130,000		0.375%, due 03/16/15	27,180,977	0.7
24,450,000		0.875%, due 08/28/14	24,706,358	0.6
29,500,000	W	2.500%, due 01/15/28	30,855,156	0.8
22,100,000	W	3.000%, due 11/25/42	23,063,422	0.6
15,200,000	W	3.500%, due 06/25/42	16,209,969	0.4
28,559,608		3.500%, due 11/01/42	30,619,314	0.7
20,269,582		4.000%, due 07/01/42	22,003,821	0.5
14,000,000	W	5.000%, due 01/13/40	15,165,941	0.4
451,234,451		1.250%–7.250%, due 01/01/13–07/01/42	491,742,473	12.2
			681,547,431	16.9

		Government National Mortgage Association: 7.1%
17,000,000	W	3.000%, due 08/15/42	18,075,782	0.5
53,000,000	W	3.500%, due 05/15/41	57,591,952	1.4
14,983,920		4.000%, due 12/20/41	16,329,707	0.4
177,125,489	W	3.500%–7.000%, due 10/15/36–10/20/42	194,736,123	4.8
			286,733,564	7.1

		Other U.S. Agency Obligations: 0.2%
6,585,000		1.875%–7.125%, due 08/25/16–01/15/38	9,269,260	0.2

		Total U.S. Government Agency Obligations
		(Cost $1,304,256,606)	1,334,363,537	33.1

FOREIGN GOVERNMENT BONDS: 2.0%
10,010,000		Brazil Government International Bond, 6.000%, 01/17/17	11,836,825	0.3
12,080,000		Mexico Government International Bond, 4.750%, 03/08/44	13,680,600	0.3
7,395,000		Province of British Columbia Canada, 2.100%, 05/18/16	7,774,985	0.2
13,308,000		Province of Ontario Canada, 4.400%, 04/14/20	15,683,092	0.4
7,395,000		Republic of Italy, 4.500%, 01/21/15	7,733,114	0.2
17,810,000		Other Securities	22,896,189	0.6

		Total Foreign Government Bonds
		(Cost $74,573,415)	79,604,805	2.0

		Total Long-Term Investments
		(Cost $3,822,377,211)	3,984,613,119	98.9

SHORT-TERM INVESTMENTS: 6.3%
		Commercial Paper: 5.7%
17,000,000		Crown Point Capital LLC, 0.220%, 02/05/13	16,996,288	0.4
23,000,000	#	Crown Point Capital LLC, 0.250%, 04/08/13	22,984,473	0.6
17,150,000	#	Devon Energy Corp, 0.380%, 02/12/13	17,142,262	0.4
5,000,000		Devon Energy Corp, 0.380%, 03/18/13	4,995,900	0.1
2,850,000	#	Devon Energy Corp, 0.390%, 02/06/13	2,848,859	0.1
18,800,000	#	Dominion Resources, Inc., 0.390%, 02/11/13	18,791,383	0.5
4,100,000		Dominion Resources, Inc., 0.400%, 01/15/13	4,099,316	0.1

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Commercial Paper: (continued)
7,572,000		General Mills, Inc., 0.270%, 01/16/13	$7,571,091	0.2
13,500,000		General Mills, Inc., 0.310%, 01/04/13	13,499,535	0.3
3,928,000		General Mills, Inc., 0.390%, 01/14/13	3,927,405	0.1
3,000,000		HSBC USA Inc., 0.220%, 02/01/13	2,999,413	0.1
10,000,000		HSBC USA Inc., 0.220%, 02/19/13	9,996,968	0.2
5,750,000		Kinder Morgan Energy Partners LP, 0.400%, 01/03/13	5,749,808	0.1
19,250,000	#	Kinder Morgan Energy Partners LP, 0.430%, 01/10/13	19,247,701	0.5
20,000,000	#	Pacific Gas & Electric Co., 0.150%, 01/04/13	19,999,656	0.5
5,000,000		Pacific Gas & Electric Co., 0.320%, 01/11/13	4,999,511	0.1
2,750,000		Potash Corp, 0.300%, 01/14/13	2,749,679	0.1
2,100,000		Virginia Electric and Power Co., 0.420%, 01/23/13	2,099,437	0.1
10,000,000		Vodafone Group PLC, 0.360%, 02/28/13	9,994,100	0.2
500,000	#	Vodafone Group PLC, 0.460%, 05/02/13	499,229	0.0
2,000,000	#	Vodafone Group PLC, 0.660%, 07/24/13	1,992,460	0.1
20,000,000	#	Weatherford International Ltd., 0.630%, 01/14/13	19,995,100	0.5
5,000,000		Weatherford International Ltd., 0.680%, 01/15/13	4,998,577	0.1
10,250,000		Westpac Securities NZ Ltd., 0.130%, 03/08/13	10,247,437	0.3
			228,425,588	5.7

		U.S. Treasury Bills: 0.0%
1,351,000		United States Treasury Bill, 0.140%, 12/12/13
		(Cost $1,349,123)	1,349,195	0.0
		Certificates of Deposit: 0.4%
17,000,000		JPMorgan Chase & Co., 0.358%, 10/04/12
		(Cost $17,000,000)	$17,001,657	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.2%
6,199,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $6,199,000)	6,199,000	0.2

	Total Short-Term Investments
	(Cost $252,959,464)	252,975,440	6.3

	Total Investments in Securities (Cost $4,075,336,675)	$4,237,588,559	105.2
	Liabilities in Excess of Other Assets	(209,099,540)	(5.2)
	Net Assets	$4,028,489,019	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
W	Settlement is on a when-issued or delayed-delivery basis.
Cost for federal income tax purposes is $4,076,540,687.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$164,831,363
Gross Unrealized Depreciation	(3,783,491)
Net Unrealized Appreciation	$161,047,872

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$1,007,627,819	$—	$1,007,627,819
Collateralized Mortgage Obligations	—	75,545,280	—	75,545,280
Municipal Bonds	—	36,989,826	—	36,989,826
Short-Term Investments	6,199,000	246,776,440	—	252,975,440
U.S. Treasury Obligations	—	1,441,604,128	—	1,441,604,128
Foreign Government Bonds	—	79,604,805	—	79,604,805
U.S. Government Agency Obligations	—	1,334,363,537	—	1,334,363,537
Asset-Backed Securities	—	8,877,724	—	8,877,724
Total Investments, at fair value	$6,199,000	$4,231,389,559	$—	$4,237,588,559
Other Financial Instruments+
Swaps	—	11,092	—	11,092
Total Assets	$6,199,000	$4,231,400,651	$—	$4,237,599,651

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

ING U.S. Bond Index Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2012:

Credit Default Swaps on Credit Indices — Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	CDX.NA.IG.19 Index	Sell	1.000	12/20/17	USD 5,000,000	$11,092	$13,689	$(2,597)
						$11,092	$13,689	$(2,597)

(1)	If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.
(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Upfront payments paid on OTC swap agreements	$13,689
Total Liability Derivatives		$13,689
Liability Derivatives
Credit contracts	Unrealized depreciation on OTC swap agreements	$2,597
Total Liability Derivatives		$2,597

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Credit Contracts	$—	$12,083	$12,083
Interest Rate Contracts	177,112	—	177,112
Total	$177,112	$12,083	$189,195

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Swaps
Credit Contracts	$(2,597)
Total	$(2,597)

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares		Value	Percentage of Net Assets

COMMON STOCK: 98.4%
	Consumer Discretionary: 3.5%
20,155	DaimlerChrysler AG	$1,109,651	0.6
367,382	Other Securities	5,150,518	2.9
		6,260,169	3.5

	Consumer Staples: 5.7%
30,911	Altria Group, Inc.	971,223	0.5
26,302	British American Tobacco PLC	1,337,068	0.7
23,678	Wesfarmers Ltd.	913,528	0.5
476,443	Other Securities	7,208,414	4.0
		10,430,233	5.7

	Energy: 12.7%
281,381	BP PLC	1,956,428	1.1
484,000	CNOOC Ltd.	1,066,258	0.6
18,576	ConocoPhillips	1,077,222	0.6
77,953	ENI S.p.A.	1,909,665	1.1
201,683	Gazprom OAO ADR	1,907,921	1.0
90,000	Petroleo Brasileiro SA	859,341	0.5
45,133	Royal Dutch Shell PLC — Class B	1,610,188	0.9
45,939	Statoil ASA	1,157,875	0.6
45,546	Total S.A.	2,369,904	1.3
1,154,405	Other Securities	9,132,525	5.0
		23,047,327	12.7

	Financials: 27.1%
7,852	Allianz AG	1,094,551	0.6
73,273	Australia & New Zealand Banking Group Ltd.	1,929,762	1.1
48,420	AXA S.A.	869,424	0.5
69,100	Banco do Brasil S.A.	863,961	0.5
15,387	BNP Paribas	875,987	0.5
3,353,000	China Construction Bank	2,740,112	1.5
41,913	Commonwealth Bank of Australia	2,729,654	1.5
276,216	HSBC Holdings PLC	2,927,012	1.6
1,323,000	Industrial and Commercial Bank of China Ltd.	954,911	0.5
70,650	National Australia Bank Ltd.	1,858,321	1.0
17,972	Royal Bank of Canada	1,081,897	0.6
95,608	Westpac Banking Corp.	2,619,650	1.4
15,317,694	Other Securities	28,610,149	15.8
		49,155,391	27.1

	Health Care: 8.6%
27,102	AstraZeneca PLC	1,284,363	0.7
17,214	Eli Lilly & Co.	848,995	0.5
82,069	GlaxoSmithKline PLC	1,786,840	1.0
38,931	Merck & Co., Inc.	1,593,835	0.9
35,643	Novartis AG	2,251,685	1.2
88,085	Pfizer, Inc.	2,209,172	1.2
8,893	Roche Holding AG — Genusschein	1,797,997	1.0
19,240	Sanofi-Aventis SA	1,824,537	1.0
63,105	Other Securities	2,022,489	1.1
		15,619,913	8.6

	Industrials: 6.8%
12,190	Siemens AG	1,332,991	0.7
1,393,883	Other Securities	11,012,261	6.1
		12,345,252	6.8

	Information Technology: 1.9%
1,016,595	Other Securities	3,463,563	1.9

	Materials: 7.8%
12,024	BASF AG	1,136,995	0.6
43,651	BHP Billiton Ltd.	1,704,161	0.9
27,909	BHP Billiton PLC	984,453	0.6
15,397	Rio Tinto PLC	898,044	0.5
45,700	Vale SA	943,685	0.5
2,051,499	Other Securities	8,539,144	4.7
		14,206,482	7.8

	Telecommunication Services: 15.5%
88,037	AT&T, Inc.	2,967,727	1.6
250,500	China Mobile Ltd.	2,947,809	1.6
104,039	Deutsche Telekom AG	1,184,273	0.7
108,158	France Telecom S.A.	1,199,891	0.7
557	NTT DoCoMo, Inc.	802,927	0.5
361,000	Singapore Telecommunications Ltd.	982,292	0.5
406,433	Telstra Corp., Ltd.	1,852,012	1.0
39,588	Verizon Communications, Inc.	1,712,973	1.0
878,305	Vodafone Group PLC	2,210,938	1.2
2,234,358	Other Securities	12,239,447	6.7
		28,100,289	15.5

	Utilities: 8.8%
290,637	Enel S.p.A.	1,208,905	0.7
56,531	Gaz de France	1,164,323	0.6
1,517,821	Other Securities	13,659,803	7.5
		16,033,031	8.8

	Total Common Stock
	(Cost $157,796,109)	178,661,650	98.4

RIGHTS: 0.0%
	Energy: 0.0%
31,672	Other Securities	19,314	0.0

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Shares		Value	Percentage of Net Assets

RIGHTS: (continued)
	Financials: 0.0%
67,607	Other Securities	$855	0.0

	Total Rights
	(Cost $—)	20,169	0.0

	Total Long-Term Investments
	(Cost $157,796,109)	178,681,819	98.4

SHORT-TERM INVESTMENTS: 1.6%
	Mutual Funds: 1.6%
2,988,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $2,988,000)	2,988,000	1.6

	Total Short-Term Investments
	(Cost $2,988,000)	2,988,000	1.6

	Total Investments in Securities (Cost $160,784,109)	$181,669,819	100.0
	Assets in Excess of Other Liabilities	23,874	—
	Net Assets	$181,693,693	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

ADR	American Depositary Receipt
Cost for federal income tax purposes is $163,139,702.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$31,403,584
Gross Unrealized Depreciation	(12,873,467)
Net Unrealized Appreciation	$18,530,117

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$794,631	$5,465,538	$—	$6,260,169
Consumer Staples	2,799,867	7,630,366	—	10,430,233
Energy	7,884,312	15,163,015	—	23,047,327
Financials	9,595,951	39,559,440	—	49,155,391
Health Care	5,306,246	10,313,667	—	15,619,913
Industrials	935,610	11,409,642	—	12,345,252
Information Technology	279,635	3,183,928	—	3,463,563
Materials	2,457,901	11,748,581	—	14,206,482
Telecommunication Services	7,648,990	20,451,299	—	28,100,289
Utilities	6,184,484	9,848,547	—	16,033,031
Total Common Stock	43,887,627	134,774,023	—	178,661,650
Rights	20,169	—	—	20,169
Short-Term Investments	2,988,000	—	—	2,988,000
Total Investments, at fair value	$46,895,796	$134,774,023	$—	$181,669,819
Other Financial Instruments+
Futures	33,685	—	—	33,685
Total Assets	$46,929,481	$134,774,023	$—	$181,703,504
Liabilities Table
Other Financial Instruments+
Futures	$(4,087)	$—	$—	$(4,087)
Total Liabilities	$(4,087)	$—	$—	$(4,087)

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	30	03/15/13	$2,430,450	$18,674
Mini MSCI Emerging Markets Index	16	03/15/13	858,800	15,011
S&P 500 E-Mini	11	03/15/13	781,055	(4,087)
			$4,070,305	$29,598

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$33,685
Total Asset Derivatives		$33,685
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$4,087
Total Liability Derivatives		$4,087

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$452,879
Total	$452,879

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$21,962
Total	$21,962

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends and distributions paid during the year ended December 31, 2012 were as follows:

Portfolio Name	Type	Per Share Amount
ING Australia Index Portfolio
Class ADV	NII	$0.3220
Class I	NII	$0.3538
All Classes	STCG	$0.0364
ING Emerging Markets Index Portfolio
All Classes	LTCG	$0.0099
ING Euro STOXX 50® Index Portfolio
Class ADV	NII	$0.2953
Class I	NII	$0.3959
ING FTSE 100 Index® Portfolio
Class ADV	NII	$0.3064
Class I	NII	$0.4218
All Classes	LTCG	$0.6277
ING Hang Seng Index Portfolio
Class ADV	NII	$0.0935
Class I	NII	$0.1652
Class S	NII	$0.1259
ING International Index Portfolio
Class ADV	NII	$0.1973
Class I	NII	$0.2225
Class S	NII	$0.1996
Class S2	NII	$0.2169
ING Japan TOPIX Index Portfolio
Class ADV	NII	$0.0879
Class I	NII	$0.1663
All Classes	LTCG	$0.6400
ING Russell Large Cap Growth Index Portfolio
Class ADV	NII	$0.1240
Class I	NII	$0.1888
Class S	NII	$0.1545
ING Russell Large Cap Index Portfolio
Class ADV	NII	$0.1978
Class I	NII	$0.2552
Class S	NII	$0.2293
Class S2	NII	$0.2311
ING Russell Large Cap Value Index Portfolio
Class ADV	NII	$0.1977
Class I	NII	$0.2569
Class S	NII	$0.2272
ING Russell Mid Cap Growth Index Portfolio
Class ADV	NII	$0.0187
Class I	NII	$0.1015
Class S	NII	$0.0561
Class S2	NII	$0.0295
ING Russell Mid Cap Index Portfolio
Class ADV	NII	$0.0996
Class I	NII	$0.1398
Class S	NII	$0.1109
Class S2	NII	$0.1204
All Classes	STCG	$0.0353
All Classes	LTCG	$0.3936
ING Russell Small Cap Index Portfolio
Class ADV	NII	$0.0719
Class I	NII	$0.1151
Class S	NII	$0.0817
Class S2	NII	$0.0977
All Classes	LTCG	$0.6326
ING U.S. Bond Index Portfolio
Class ADV	NII	$0.2002
Class I	NII	$0.2541
Class S	NII	$0.2262
Class S2	NII	$0.2138
All Classes	STCG	$0.1664
All Classes	LTCG	$0.0958
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV	NII	$0.2946
Class S	NII	$0.3093

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Russell Large Cap Growth Index Portfolio	100.00%
ING Russell Large Cap Index Portfolio	100.00%
ING Russell Large Cap Value Index Portfolio	100.00%
ING Russell Mid Cap Growth Index Portfolio	100.00%
ING Russell Mid Cap Index Portfolio	90.16%
ING Russell Small Cap Index Portfolio	99.95%
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	20.86%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2012. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Emerging Markets Index Portfolio	$98,661	$0.0105	100.00%
ING Euro STOXX 50® Index Portfolio	$2,209,059	$0.0300	89.75%
ING Hang Seng Index Portfolio	$183,896	$0.0162	74.49%
ING International Index Portfolio	$634,103	$0.0120	85.81%
ING Japan TOPIX Index Portfolio	$728,606	$0.0155	97.32%
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	$488,503	$0.0220	83.42%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

TAX INFORMATION (UNAUDITED) (CONTINUED)

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years

Independent Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:71	Chairman/Director	June 1998– Present
Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present) and various positions with Academy of Economics and Finance (2003–2012). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999–2002); Chief Economist, Marine Midland Bank (1987–1990); various positions, Marine Midland Bank (1978–1990); and Economist, Federal Reserve Bank of New York (1969–1978).

Ph.D. in Economics.

Director of Academy of Economics and Finance (February 2001–February 2003).

Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions and monetary policy.
				35	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2009–June 2010 July 2011– Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006–Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006–May 2006); various positions for the Phoenix Companies, Inc. (1984–2000); Assistant Vice President, CNA Insurance Company, Inc. (1980–1984); and various positions at CIGNA Corporation (1973–1980).	35	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	December 2007– Present	Retired. Director, Hill — Stead Museum (non-profit) (2008–Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973–March 2008); President, Hartford Area Business Economists (1986–1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (July 1966–April 1973). Certified AARP Tax Counselor (2011).	35	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995–2005).

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:77	Director	April 1994– Present	Retired. Self-Employed Consultant (June 2000–Present). Formerly, Senior Adviser, Hambro America, Inc. (1993–2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986–1993).	35	None.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	January 2003– Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present). Formerly, Senior Manager, Arthur Andersen LLP (1995–1999); Senior Manager, Coopers & Lybrand, LLP (1993–1995); Manager, Price Waterhouse (1988–1993); Second Vice President, Smith Barney (1985–1988); and Consultant, Arthur Andersen & Co. (1984–1985).	35	None.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years

Director who is an “Interested Person”

Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	December 2007– Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	182
ING Capital Corporation, LLC and ING Investments Distributor, LLC (December 2005–Present); ING Funds Services, LLC, ING Investments, LLC and ING Investment Management, LLC (March 2006–Present); and ING Investment Trust Co. (April 2009–Present).

(1)	The information reported includes the principle occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as a Director.

(2)	Except for Mr. Mathews and for the purposes of this table “Fund Complex” means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2013.

(3)	“Interested Person,” by virtue of this Director’s current or prior affiliation with any of the Portfolios, ING or any of ING’s affiliates.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	December 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	April 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President	March 2002–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	December 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	June 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	September 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2002–Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012 — Present	Vice President, ING Funds Services, LLC (July 2007–Present).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012—Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006—Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	June 2008—Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005–March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	September 2003—Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	September 2003—Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	August 2010—Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF THE CURRENT INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with the sub-adviser of each Fund (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2013.

Overview of the Review Process

At a meeting of the Board held on December 12, 2012, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser (or its parent company); (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser’s recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

The Contracts Committee began the formal review process in August 2012 when it met separately with

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee had engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at a meeting of the Committee held on August 1-2, 2012 and incorporated into the Peer Group Methodology approved by the Board on August 2, 2012. The Contracts Committee then held meetings on September 11-13, 2012, October 15-16, 2012, November 29, 2012 and December 10-12, 2012, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated information relating to the Agreements, including the information described above. As part of the review process, the Contracts Committee met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2013, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a “manager-of-managers” structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the “manager-of-managers” structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. In this regard, the Board noted the Adviser’s assistance to the Funds in identifying and hiring a new Chief Compliance Officer (“CCO”) during 2012, and in approving enhancements to the staff of the office of the CCO. Additionally, the Board considered information related to the quality of the risk management program established by ING’s Chief Risk Officer for the Funds, and received reports from other risk management personnel regarding the risk characteristics of the Funds. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not materially increased the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep’s plans for divestiture of its insurance business, including its investment management business (the “Insurance Divestiture”). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years and related legislative and regulatory changes. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve the performance of certain Funds, including those funds that make use of quantitative investment strategies.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2012 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2012.

With respect to each Fund that seeks investment results corresponding to the total return of an index (commonly referred to as an “index fund”), the Board focused on the reasonableness of the differences between the Fund’s performance and the total return of such index during these time periods, rather than the performance of the Fund relative to the applicable Morningstar or Lipper category or Selected Peer Group. With respect to each index fund, the Board concluded that differences between the performance of the index fund and benchmark index during relevant time periods have been reasonable.

Subject to the foregoing, the Board concluded with respect to each Fund that (i) the performance of the Fund is satisfactory and/or (ii) that appropriate actions are being taken to improve the Fund’s performance and that additional time is needed to evaluate the effectiveness of such actions.

Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Fund covered by this report, are set forth below under “Fund-by-Fund Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

expenses of a Fund. In this regard, the Board considered the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one-year and not to terminate such agreement in future years without prior approval of the Board. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to any Fund sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the fees charged to the Fund for advisory, sub-advisory and related services is fair and reasonable.

Summaries of selected portions of the fee and expense information reviewed for the Funds covered by this report are set forth below under “Fund-by-Fund Analysis.”

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2011 and December 31, 2010 and the six-month period ended June 30, 2012. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds include breakpoints such that, as the assets of the Fund grow, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board also reviewed information regarding the expense ratio of

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the actions taken during 2012, consistent with prior undertakings provided by the Adviser to the Board, to implement new or additional breakpoints for the following Funds: ING WisdomTree Global High Yielding Equity Index Portfolio; ING Russell Mid Cap Growth Index Portfolio; ING Blackrock Science and Technology Opportunities Portfolio; ING Hang Seng Index Portfolio; ING Corporate Leaders 100 Fund; ING International Index Portfolio; ING Russell Large Cap Growth Index Portfolio; ING Russell Small Cap Index Portfolio; ING Russell Large Cap Index Portfolio; ING Russell Mid Cap Index Portfolio; and ING U.S. Bond Index Portfolio. Based upon the foregoing (and after giving effect to all new or additional breakpoints), the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not require the implementation of new breakpoints or additional breakpoints, as the case may be, with respect to any other Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2013, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2012 and the management fees and expense data described below are as of June 30, 2012.

ING International Index Portfolio

In evaluating the investment performance of ING International Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the MSCI EAFE Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory

In assessing the reasonableness of the management fee for ING International Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median expense ratio of the funds in its Selected Peer Group and equal to the average expense ratio of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee and consistent with representations made by the Adviser during the 2011 annual contract renewal process, the Adviser has amended the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Euro STOXX 50 Index Portfolio

In evaluating the investment performance of ING Euro STOXX 50 Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Dow Jones EURO STOXX Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Euro STOXX 50 Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING FTSE 100 Index Portfolio

In evaluating the investment performance of ING FTSE 100 Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the FTSE 100 Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING FTSE 100 Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee and consistent with representations made by the Adviser during the 2011 annual contract renewal process, the Adviser has amended the advisory fee schedule to add breakpoints

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Hang Seng Index Portfolio

In evaluating the investment performance of ING Hang Seng Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Hang Seng Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Hang Seng Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and the average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee and consistent with representations made by the Adviser during the 2011 annual contract renewal process, the Adviser has amended the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Japan TOPIX Index Portfolio

In evaluating the investment performance of ING TOPIX Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Tokyo Stock Price Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Japan TOPIX Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

ING Russell Large Cap Index Portfolio

In evaluating the investment performance of ING Russell Large Cap Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Russell Top 200 Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Russell Large Cap Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee and consistent with representations made by the Adviser during the 2011 annual contract renewal process, the Adviser has amended the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Russell Mid Cap Index Portfolio

In evaluating the investment performance of ING Russell Mid Cap Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Russell Midcap Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Russell Mid Cap Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee and consistent with representations made by the Adviser during the 2011 annual contract renewal process, the Adviser has amended the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Russell Small Cap Index Portfolio

In evaluating the investment performance of ING Russell Small Cap Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Russell 2000 Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In assessing the reasonableness of the management fee for ING Russell Small Cap Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee and consistent with representations made by the Adviser during the 2011 annual contract renewal process, the Adviser has amended the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Russell Large Cap Growth Index Portfolio

In evaluating the investment performance of ING Russell Large Cap Growth Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Russell Top 200 Growth Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Russell Large Cap Growth Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee and consistent with representations made by the Adviser during the 2011 annual contract renewal process, the Adviser has amended the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Russell Large Cap Value Index Portfolio

In evaluating the investment performance of ING Russell Large Cap Value Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Russell Top 200 Value Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Russell Large Cap Value Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group.

ING Russell Mid Cap Growth Index Portfolio

In evaluating the investment performance of ING Russell Mid Cap Growth Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Russell Midcap Growth Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Russell Large Cap Value Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee and consistent with representations made by the Adviser during the 2011 annual contract renewal process, the Adviser has amended the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING WisdomTree Global High-Yielding Equity Index Portfolio

In evaluating the investment performance of ING WisdomTree Global High Yielding Equity Index Portfolio, the Board noted that the Portfolio seeks investment results that closely correspond to the total return of the WisdomTree Global High-Yielding Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING WisdomTree Global High-Yielding Equity Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee and consistent with representations made by the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Adviser during the 2011 annual contract renewal process, the Adviser has amended the advisory fee schedule to add breakpoints that will result in a sharing of the benefits of economies of scale as assets in the Portfolio grow.

ING Australia Index Portfolio

In evaluating the investment performance of ING Australia Index Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Standard and Poor’s ASX 200 Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for ING Australia Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING U.S. Bond Index Portfolio

In evaluating the investment performance of the Portfolio, the Board noted that the Portfolio seeks investment results that correspond to the total return of the Barclay’s Capital U.S. Aggregate Bond Index. The Board noted that differences between the performance of the Portfolio and the performance of such index during relevant time periods have been reasonable and, therefore, concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee for the Portfolio, the Board noted that the management fee is equal to the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group. The Board noted that, at the request of the Contracts Committee and consistent with representations made by the Adviser during the 2012 annual contract renewal process, the Adviser has amended the advisory fee schedule to include a revised breakpoint schedule that will result in a sharing of the benefits of economies of scale as assets in the Fund grow.

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING U.S. Bond Index Portfolio was held July 10, 2012, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ 85258.

Proposal:

1	To approve a new sub-advisory agreement between ING Investments, LLC, the investment adviser, and ING Investment Management Co., LLC.

	Proposal		Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
ING U.S. Bond Index Portfolio	1	*	327,731,989.00	8,555,278.00	24,853,982.00		361,141,249.000

*  Proposal Passed

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-AVIPALL (1212-022113)

Annual Report

December 31, 2012

Classes I and S

Domestic Equity Index Portfolios

■  ING Index Plus LargeCap Portfolio

■  ING Index Plus MidCap Portfolio

■  ING Index Plus SmallCap Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Reports	4
Shareholder Expense Examples	10
Report of Independent Registered Public Accounting Firm	11
Statements of Assets and Liabilities	12
Statements of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to Financial Statements	17
Summary Portfolios of Investments	28
Tax Information	37
Director and Officer Information	38
Advisory Contract Approval Discussion	42

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.inginvestment.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.inginvestment.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Looking Forward

Dear Shareholder,

Normally I end my letters by exhorting clients to keep their portfolios focused on long-term goals and well diversified in terms of assets and geography, and to discuss thoroughly any proposed investment changes with their financial advisors before taking action. This month, the reminders are up front to emphasize their importance as we conclude an eventful year and take a look forward.

A central theme over the past few years has been the impact government and central bank policymaking has had on economic and market outcomes. Private-sector forces, which tend to restore equilibrium in normal times, have not done enough to allow policymakers to scale back their involvement. An important reason for this is that the framework within which private-sector decisions are made requires substantial overhaul; economic and monetary ties in the euro zone need to be strengthened, the U.S. must make some difficult fiscal decisions and the success of a number of economies depends on the introduction of structural reforms.

Since the world economy is still sluggish, supportive public policies will remain critical in 2013 and beyond. However, what might we anticipate over the long term? For insight into this question, I turned to a recent report published by the National Intelligence Council — a U.S. government agency that serves as a bridge between the U.S. intelligence and policy communities — entitled “Global Trends 2030: Alternative Worlds.” The report identifies four “megatrends” that the Council considers likely to emerge over the next 20 years or so. Among these are two that potentially carry implications for future investment themes. Individual empowerment will accelerate owing to growth of the global middle class, says the Council, potentially leading to a virtuous cycle of global economic expansion and creating dynamic markets for new products and technologies. Meanwhile, emerging nations will wield greater regional influence, and the health of the global economy increasingly will be linked to how well the developing world fares. This suggests that a portfolio of securities that provide exposure to developed and emerging market economies — such as ING Funds seeks to provide — may offer attractive potential for some time to come.

It’s important to remember that these are projections and subject to change, but they point to the value of keeping one’s portfolio well diversified to meet the challenges and take advantage of the opportunities that lie ahead.

All of us at ING Funds extend our best wishes for a happy and prosperous new year. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 4, 2013

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2012

In the early part of our fiscal year, global equities in the form of the MSCI World IndexSM measured in local currencies including net reinvested dividends, enjoyed the best first quarter rally since 1998. But in the two months from early April the MSCI World IndexSM slumped 11% as, for the third consecutive year, the basis of earlier optimism was undermined by events. The recovery from there was dramatic and the MSCI World IndexSM ended up 15.71% for the whole year, despite slow, patchy improvement in economic data, and investors’ frustration at the futile efforts of global leaders to resolve key problems. It came because central banks, by their actions, made risky assets much more attractive. (The MSCI World IndexSM returned 15.83% for the one year ended December 31, 2012, measured in U.S. dollars.)

Much of the early upbeat sentiment rested on a sharp improvement in the employment situation, probably the most important driver of economic activity. But the improvement faded fast: the three-month average of 245,000 new jobs reported in March slumped to only 94,000 in September, before rebounding less than one third of the way to 139,000 by December. The unemployment rate was still uncomfortably high at 7.7%.

By December, other economic data, from average hourly earnings growth to consumer confidence to retail sales were mostly inconclusive. Final third quarter gross domestic product (“GDP”) growth was revised up to 3.1%, but it didn’t feel like it and the next few quarters were expected to show growth at about half of this level.

The housing market however, seemed clearly to be on the mend. The final S&P/Case-Shiller 20-City Composite Home Price Index showed a 4.3% year-over-year gain, while new home sales in November were the highest since April 2010.

Also in the relative doldrums was China, responsible for much of global GDP growth in recent years. GDP increased by 7.4% in the third quarter of 2012 over the same quarter in 2011, the lowest rise in three years.

And yet despite the shortage of good news, the MSCI World IndexSM ended December 16% above the low point in early June. How could this be? One reason was a growing sense that the euro zone’s enduring sovereign debt crisis might at last be approaching the end-game. Another was a third round of quantitative easing launched by the Federal Reserve.

In the euro zone, amid ongoing protests against fiscal austerity, a €100 billion recapitalization bailout for Spain’s shaky banks was tortuously agreed upon in June. Attention returned to Greece in July where the continuation of the country’s bailout rested on the outcome of an examination by creditors of its parlous fiscal state. With prospects for the euro looking increasingly tenuous, European Central Bank (“ECB”) President Draghi came out on July 26 with a statement unprecedented in its explicitness, that the ECB was “ready to do whatever it takes to preserve the euro.” Under certain conditions, the ECB would buy without limitation the 1–3 year bonds of a country in difficulties.

In September, Federal Reserve Chairman Bernanke announced a third round of quantitative easing: an additional $40 billion of agency mortgage-backed securities would be purchased monthly. Then in December, “Operation Twist” was replaced by $45 billion in monthly Treasury purchases. Exceptionally low policy interest rates would remain at least until the unemployment rate fell to 6.5%.

So the year ended with central bankers sounding increasingly determined to underpin the euro and the prices of risky assets. This was enough to drive those prices higher despite dark political clouds. In Europe, inter-governmental squabbling dangerously held back agreement on Greece’s next bailout tranche until November 27. In the U.S., the newly-elected Congress looked rather like the old one, and an ominous year-end cocktail of deflationary tax increases and spending cuts was forestalled by an eleventh-hour agreement on tax increases alone which postponed an even bigger conflict on spending and the debt ceiling until March.

In U.S. fixed income markets the Barclays Capital U.S. Aggregate Bond Index (“BCAB”) of investment grade bonds rose 4.22% in 2012. The Barclays Capital U.S. Treasury Index, a sub-index of the BCAB, returned only 1.99% as risk appetite recovered. By contrast the Barclays Capital U.S. Corporate Investment Grade Bond Index, also a sub-index of the BCAB, rose 9.82%, while the Barclays Capital High-Yield Bond — 2% Issuer Constrained Composite Index (not part of the BCAB index) gained 15.78%.

U.S. equities, represented by the S&P 500® Index including dividends, advanced 16.00% in the fiscal year. By sector, financials led the way with a return of 28.82%, followed by consumer discretionary with a return of 23.92%. No sector incurred a loss, but defensive utilities’ slim 1.29% gain reflected improved risk appetite. Operating earnings per share for S&P 500® companies set a new record in the second quarter of 2012, and barely slipped in the third.

In currency markets, the dollar fell 1.76% against the euro, which rebounded after Draghi’s July pronouncements, and 4.38% against the pound, which moved in sympathy with the euro, reflecting close trade ties. But the dollar gained 12.79% over the yen in 2012, as Japan’s parliamentary opposition won a landslide in December elections and promised unlimited monetary easing.

In international markets, the MSCI Japan® Index soared 21.57%, due mainly to the monetary stimulus referred to above. This was despite the effect on Japan’s export focused economy of the euro zone crisis, the slowdown in China and a return to recession. The MSCI Europe ex UK® Index rose 18.78% due to central bank initiatives, in the face of economic news that was unremittingly bad, also including a return to recession and record unemployment at 11.7%. The MSCI UK® Index added 10.19%, boosted by financials but held back by large, lagging energy and materials. The U.K. GDP grew 1% in the third quarter, but this was largely due to one-time statistical anomalies.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Corporate Investment Grade Bond Index	An unmanaged index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600 Index	An unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.

3

ING INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Information Technology	19.1%
Financials	14.6%
Consumer Discretionary	12.8%
Energy	11.9%
Health Care	11.1%
Consumer Staples	9.8%
Industrials	9.4%
Utilities	4.3%
Telecommunication Services	3.2%
Materials	3.2%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa and Christopher F. Corapi, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of 14.45% compared to the S&P 500® Index, which returned 16.00% for the same period.

Portfolio Specifics: Security selections in consumer staples, financials and consumer discretionary had the biggest negative impact on performance. Within consumer staples, overweight positions in Monster Beverage Corp. and Wal-Mart Stores Inc. detracted the most from performance. Within financials, an underweight position in Bank of America Corp and an overweight in Prudential Financial Inc. also detracted. Within consumer discretionary, overweight positions in Apollo Group Inc. Cl A and Gap Inc. hurt returns. Stronger contributors to the Portfolio were overweight positions in Gilead Sciences Inc., Western Digital Corp. and Eastman Chemical Co.

Current Strategy and Outlook: We believe that the U.S. economy has moved into a phase of self-sustaining, if slow, economic recovery. As we see modestly improving economic conditions, the U.S. Federal Reserve (the “Fed”) has assured the public that it is prepared to take further action to promote a stronger recovery and sustained improvement in labor market conditions. The Fed has stated its commitment to maintaining the federal funds rate target near zero until the unemployment rate falls to 6.5% or inflation becomes a concern. We believe the strength of U.S. corporations remains intact as evidenced by significant amounts of free cash flow and record-high incremental margins. In our opinion, U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
Apple, Inc.	4.3%
ExxonMobil Corp.	3.9%
Pfizer, Inc.	2.2%
Microsoft Corp.	2.2%
Google, Inc. — Class A	2.1%
JPMorgan Chase & Co.	1.8%
Oracle Corp.	1.7%
Verizon Communications, Inc.	1.6%
Wal-Mart Stores, Inc.	1.6%
Merck & Co., Inc.	1.6%
Portfolio holdings are subject to change daily.

*	Effective April 30, 2012, Sam Lam was removed as a portfolio manager to the Portfolio and effective April 10, 2012, Christopher Corapi was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS LARGECAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year
Class I	14.45%	0.16%	5.95%
Class S	14.11%	(0.10)%	5.68%
S&P 500® Index	16.00%	1.66%	7.10%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

5

ING INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Financials	22.3%
Industrials	17.5%
Information Technology	15.1%
Consumer Discretionary	12.9%
Health Care	10.2%
Materials	7.5%
Energy	6.5%
Utilities	4.1%
Consumer Staples	3.3%
Telecommunication Services	0.4%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P MidCap 400 Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa and Christopher F. Corapi, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of 17.70% compared to the S&P MidCap 400 Index, which returned 17.88% for the same period.

Portfolio Specifics: During the fourth quarter the U.S. financial markets retreated and advanced in response to the headwinds of electoral politics. Gridlock in Washington disappointed those hoping for a compromise to avert the U.S. fiscal cliff before year-end. The uncertain tax environment caused many firms to issue special dividends and to accelerate payment of regular dividends ahead of the New Year. Concerns over the fiscal cliff also took a toll on consumer confidence, which fell to a four-month low in December. Preliminary sales figures for the 2012 holiday shopping season were disappointing. Superstorm Sandy wreaked havoc on the East Coast and likely caused U.S. GDP growth to drop from about 3% in the third quarter to only 1–2% in the fourth.

In contrast, the latest employment report came in better than expected and the unemployment rate dropped to 7.7%, its lowest level in four years. What’s more, the housing recovery accelerated as new-home sales and prices rose to their fastest pace in more than two years. For the first time, the U.S. Federal Reserve (the “Fed”) tied its monetary policy to a specific economic indicator, saying it would keep interest rates low until the unemployment rate fell to 6.5%. The Fed said it would act, however, if inflation became a problem or if unemployment fell because of a reduction in the workforce.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
Ametek, Inc.	1.4%
HollyFrontier Corp.	1.4%
Affiliated Managers Group, Inc.	1.2%
Vertex Pharmaceuticals, Inc.	1.2%
Fidelity National Financial, Inc.	1.1%
Resmed, Inc.	1.1%
BE Aerospace, Inc.	1.1%
Ansys, Inc.	1.0%
Packaging Corp. of America	1.0%
Cooper Cos., Inc.	1.0%
Portfolio holdings are subject to change daily.

Security selections in materials and industrials had the biggest positive impact on performance. Within materials, overweight positions in Packaging Corp. of America and Worthington Industries Inc. contributed the most. Within industrials, an underweight position in Timken Co. helped returns. Conversely, security selections in information technology, healthcare and consumer staples detracted from performance. The largest individual detractor from performance was an underweight position in Vertex Pharmaceuticals Inc.

Current Strategy and Outlook: Despite the thirteenth-hour compromise on the fiscal cliff in the United States, risks remain for 2013. The crisis in Europe could flare up if slow growth further pressures heavily indebted countries such as Spain and Italy. There is no guarantee that developing market growth will continue. We believe the biggest challenges for the United States remain striking a balance between economic growth and deficit reduction, and solving long-term fiscal problems. Given current stock valuations, these risks could portend a bumpy ride for investors. Still, with many central banks expected to keep stimulating their economies, we could see further equity gains in 2013.

*	Effective April 30, 2012, Sam Lam was removed as a portfolio manager to the Portfolio and effective April 10, 2012, Christopher Corapi was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS MIDCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year
Class I	17.70%	3.13%	8.74%
Class S	17.38%	2.87%	8.46%
S&P MidCap 400 Index	17.88%	5.15%	10.53%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus MidCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

7

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Sector Diversification as of December 31, 2012 (as a percentage of net assets)
Financials	21.4%
Information Technology	18.7%
Industrials	16.1%
Consumer Discretionary	15.9%
Health Care	11.3%
Materials	6.1%
Consumer Staples	3.7%
Energy	3.6%
Utilities	3.0%
Telecommunication Services	0.0%
Assets in Excess of Other Liabilities*	0.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

ING Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P SmallCap 600 Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa and Christopher F. Corapi, Portfolio Managers, of ING Investment Management Co. LLC — the Sub-Adviser.*

Performance: For the year ended December 31, 2012, the Portfolio’s Class I shares provided a total return of 12.38% compared to the S&P SmallCap 600 Index, which returned 16.33% for the same period.

Portfolio Review: During the fourth quarter the U.S. financial markets retreated and advanced in response to the headwinds of electoral politics. Gridlock in Washington disappointed those hoping for a compromise to avert the U.S. fiscal cliff before year-end. The uncertain tax environment caused many firms to issue special dividends and to accelerate payment of regular dividends ahead of the New Year. Concerns over the fiscal cliff also took a toll on consumer confidence, which fell to a four-month low in December. Preliminary sales figures for the 2012 holiday shopping season were disappointing. Superstorm Sandy wreaked havoc on the East Coast and likely caused U.S. GDP growth to drop from about 3% in the third quarter to only 1–2% in the fourth.

In contrast, the latest employment report came in better than expected and the unemployment rate dropped to 7.7%, its lowest level in four years. What’s more, the housing recovery accelerated as new-home sales and prices rose to their fastest pace in more than two years. For the first time, the U.S. Federal Reserve (the “Fed”) tied its monetary policy to a specific economic indicator, saying it would keep interest rates low until the unemployment rate fell to 6.5%. The Fed said it would act, however, if inflation became a problem or if unemployment fell because of a reduction in the workforce.

Top Ten Holdings as of December 31, 2012 (as a percentage of net assets)
Tanger Factory Outlet Centers, Inc.	1.1%
Toro Co.	1.0%
ProAssurance Corp.	1.0%
EPR Properties	1.0%
LaSalle Hotel Properties	1.0%
Actuant Corp.	1.0%
HB Fuller Co.	1.0%
Pool Corp.	0.9%
Susquehanna Bancshares, Inc.	0.9%
Teledyne Technologies, Inc.	0.9%
Portfolio holdings are subject to change daily.

Security selections in consumer discretionary and information technology had the biggest negative impact on performance. Within consumer discretionary, an overweight position in Career Education Corp. detracted the most from performance. Within information technology, not owning 3D Systems Corp. hurt returns. Stronger contributors to the Portfolio were overweight positions in Allegiant Travel Co., Portfolio Recovery Associates Inc. and Lumber Liquidators Holdings Inc.

Current Strategy and Outlook: Despite the thirteenth-hour compromise on the fiscal cliff in the United States, risks remain for 2013. The crisis in Europe could flare up if slow growth further pressures heavily indebted countries such as Spain and Italy. There is no guarantee that developing market growth will continue. We believe the biggest challenges for the United States remain striking a balance between economic growth and deficit reduction, and solving long-term fiscal problems. Given current stock valuations, these risks could portend a bumpy ride for investors. Still, with many central banks expected to keep stimulating their economies, we could see further equity gains in 2013.

*	Effective April 30, 2012, Sam Lam was removed as a portfolio manager to the Portfolio and effective April 10, 2012, Christopher Corapi was added as a portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS SMALLCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2012
	1 Year	5 Year	10 Year
Class I	12.38%	2.59%	8.05%
Class S	12.14%	2.36%	7.78%
S&P SmallCap 600 Index	16.33%	5.14%	10.45%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus SmallCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.inginvestment.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co. LLC, the former investment adviser, began serving as sub-adviser to the Portfolio.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2012 to December 31, 2012. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2012*
ING Index Plus LargeCap Portfolio
Class I	$1,000.00	$1,056.40	0.45%	$2.33	$1,000.00	$1,022.87	0.45%	$2.29
Class S	1,000.00	1,053.90	0.70	3.61	1,000.00	1,021.62	0.70	3.56
ING Index Plus MidCap Portfolio
Class I	1,000.00	1,083.60	0.50	2.62	1,000.00	1,022.62	0.50	2.54
Class S	1,000.00	1,082.60	0.75	3.93	1,000.00	1,021.37	0.75	3.81
ING Index Plus SmallCap Portfolio
Class I	1,000.00	1,062.50	0.51	2.64	1,000.00	1,022.57	0.51	2.59
Class S	1,000.00	1,061.70	0.76	3.94	1,000.00	1,021.32	0.76	3.86

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING Index Plus LargeCap Portfolio, ING Index Plus MidCap Portfolio, and ING Index Plus SmallCap Portfolio, each a series of ING Variable Portfolios, Inc., as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Index Plus LargeCap Portfolio, ING Index Plus MidCap Portfolio, and ING Index Plus SmallCap Portfolio as of December 31, 2012, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 15, 2013

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2012

	ING Index Plus LargeCap Portfolio	ING Index Plus MidCap Portfolio	ING Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at fair value+*	$639,015,114	$608,231,033	$263,232,280
Short-term investments at fair value**	6,074,627	12,922,559	7,424,202
Total Investments at fair value	$645,089,741	$621,153,592	$270,656,482
Cash	48,925	22,155	10,841
Cash collateral for futures	290,412	94,650	12,380
Receivables:
Fund shares sold	264,116	126	287,153
Dividends	708,148	325,677	175,489
Prepaid expenses	11,808	8,760	4,729
Total assets	646,413,150	621,604,960	271,147,074

LIABILITIES:
Payable for fund shares redeemed	1,027,169	1,580,859	435,384
Payable upon receipt of securities loaned	1,654,627	10,387,878	6,797,202
Payable for investment management fees	192,067	206,237	88,651
Payable for administrative fees	30,181	28,357	12,189
Payable for distribution and shareholder service fees	27,056	24,902	18,133
Payable for directors fees	3,428	3,106	1,380
Other accrued expenses and liabilities	95,676	83,570	48,395
Total liabilities	3,030,204	12,314,909	7,401,334
NET ASSETS	$643,382,946	$609,290,051	$263,745,740

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$852,352,756	$629,573,773	$341,741,404
Undistributed net investment income	12,176,134	7,369,233	2,687,988
Accumulated net realized loss	(261,957,304)	(57,273,264)	(90,500,616)
Net unrealized appreciation	40,811,360	29,620,309	9,816,964
NET ASSETS	$643,382,946	$609,290,051	$263,745,740

+ Including securities loaned at value	$1,617,621	$10,134,161	$6,625,645
* Cost of investments in securities	$598,166,378	$578,636,413	$253,415,553
** Cost of short-term investments	$6,074,627	$12,922,559	$7,424,202

Class I
Net assets	$516,226,894	$491,444,769	$176,643,713
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	33,590,034	27,669,507	11,409,009
Net asset value and redemption price per share	$15.37	$17.76	$15.48

Class S
Net assets	$127,156,052	$117,845,282	$87,102,027
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	8,340,931	6,710,413	5,685,748
Net asset value and redemption price per share	$15.24	$17.56	$15.32

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2012

	ING Index Plus LargeCap Portfolio	ING Index Plus MidCap Portfolio	ING Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$15,557,237	$10,353,037	$4,089,530
Securities lending income, net	147,404	510,326	271,513
Total investment income	15,704,641	10,863,363	4,361,043

EXPENSES:
Investment management fees	2,399,537	2,484,880	1,103,822
Distribution and shareholder service fees:
Class S	334,510	301,061	222,435
Transfer agent fees	636	664	250
Administrative service fees	377,064	341,662	151,772
Shareholder reporting expense	103,360	97,528	41,514
Professional fees	71,425	67,304	34,720
Custody and accounting expense	82,156	78,540	56,241
Directors fees	20,568	18,637	8,279
Miscellaneous expense	25,301	43,424	21,149
Interest expense	459	206	268
Total expenses	3,415,016	3,433,906	1,640,450
Net expenses	3,415,016	3,433,906	1,640,450
Net investment income	12,289,625	7,429,457	2,720,593

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	55,334,886	61,212,384	15,563,555
Futures	1,319,753	2,828,666	1,018,367
Net realized gain	56,654,639	64,041,050	16,581,922
Net change in unrealized appreciation (depreciation) on:
Investments	23,815,581	29,066,691	12,713,755
Futures	(120,629)	(375,498)	(61,697)
Net change in unrealized appreciation (depreciation)	23,694,952	28,691,193	12,652,058
Net realized and unrealized gain	80,349,591	92,732,243	29,233,980
Increase in net assets resulting from operations	$92,639,216	$100,161,700	$31,954,573

* Foreign taxes withheld	$63,365	$—	$—

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap Portfolio		ING Index Plus MidCap Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$12,289,625	$11,077,876	$7,429,457	$5,219,892
Net realized gain	56,654,639	57,474,116	64,041,050	83,954,448
Net change in unrealized appreciation (depreciation)	23,694,952	(67,761,352)	28,691,193	(94,494,411)
Increase (decrease) in net assets resulting from operations	92,639,216	790,640	100,161,700	(5,320,071)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(8,968,806)	(11,279,156)	(4,505,206)	(4,379,527)
Class S	(1,799,851)	(2,480,156)	(757,920)	(768,280)
Total distributions	(10,768,657)	(13,759,312)	(5,263,126)	(5,147,807)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,759,419	8,161,665	8,605,321	19,427,981
Reinvestment of distributions	10,768,657	13,759,312	5,263,126	5,147,807
	16,528,076	21,920,977	13,868,447	24,575,788
Cost of shares redeemed	(132,078,871)	(134,623,294)	(99,076,797)	(108,982,849)
Net decrease in net assets resulting from capital share transactions	(115,550,795)	(112,702,317)	(85,208,350)	(84,407,061)
Net increase (decrease) in net assets	(33,680,236)	(125,670,989)	9,690,224	(94,874,939)

NET ASSETS:
Beginning of year or period	677,063,182	802,734,171	599,599,827	694,474,766
End of year or period	$643,382,946	$677,063,182	$609,290,051	$599,599,827
Undistributed net investment income at end of year or period	$12,176,134	$10,648,150	$7,369,233	$5,202,902

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus SmallCap Portfolio
	Year Ended December 31, 2012	Year Ended December 31, 2011
FROM OPERATIONS:
Net investment income	$2,720,593	$1,305,588
Net realized gain	16,581,922	40,568,184
Net change in unrealized appreciation (depreciation)	12,652,058	(44,100,429)
Increase (decrease) in net assets resulting from operations	31,954,573	(2,226,657)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,074,889)	(1,729,487)
Class S	(262,188)	(599,221)
Total distributions	(1,337,077)	(2,328,708)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,663,183	12,913,982
Reinvestment of distributions	1,337,077	2,328,708
	8,000,260	15,242,690
Cost of shares redeemed	(51,197,252)	(59,092,445)
Net decrease in net assets resulting from capital share transactions	(43,196,992)	(43,849,755)
Net decrease in net assets	(12,579,496)	(48,405,120)

NET ASSETS:
Beginning of year or period	276,325,236	324,730,356
End of year or period	$263,745,740	$276,325,236
Undistributed net investment income at end of year or period	$2,687,988	$1,304,472

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)		Expense net of all reductions/ additions(2)(3)(4)		Net investment income (loss)(2)(4)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus LargeCap Portfolio
Class I
12-31-12	13.64	0.27	•	1.70	1.97	0.24	—	—	0.24	—	15.37	14.45	0.45	0.45		0.45		1.84		516,227	166
12-31-11	13.89	0.21	•	(0.20)	0.01	0.26	—	—	0.26	—	13.64	(0.09)	0.44	0.44		0.44		1.54		544,124	130
12-31-10	12.42	0.22	•	1.50	1.72	0.25	—	—	0.25	—	13.89	13.96	0.44	0.44	†	0.44	†	1.75	†	631,278	157
12-31-09	10.44	0.21	•	2.12	2.33	0.35	—	—	0.35	—	12.42	23.20	0.45	0.45	†	0.45	†	2.01	†	678,612	142
12-31-08	18.13	0.25	•	(6.57)	(6.32)	0.30	1.07	—	1.37	—	10.44	(37.21)	0.47	0.47	†	0.47	†	1.70	†	680,918	175
Class S
12-31-12	13.53	0.23	•	1.68	1.91	0.20	—	—	0.20	—	15.24	14.11	0.70	0.70		0.70		1.59		127,156	166
12-31-11	13.78	0.18	•	(0.21)	(0.03)	0.22	—	—	0.22	—	13.53	(0.34)	0.69	0.69		0.69		1.28		132,939	130
12-31-10	12.33	0.19	•	1.48	1.67	0.22	—	—	0.22	—	13.78	13.63	0.69	0.69	†	0.69	†	1.50	†	171,456	157
12-31-09	10.34	0.18	•	2.12	2.30	0.31	—	—	0.31	—	12.33	23.01	0.70	0.70	†	0.70	†	1.76	†	184,661	142
12-31-08	17.99	0.21	•	(6.51)	(6.30)	0.28	1.07	—	1.35	—	10.34	(37.40)	0.72	0.72	†	0.72	†	1.53	†	184,760	175
ING Index Plus MidCap Portfolio
Class I
12-31-12	15.22	0.21	•	2.48	2.69	0.15	—	—	0.15	—	17.76	17.70	0.50	0.50		0.50		1.24		491,445	164
12-31-11	15.51	0.14		(0.30)	(0.16)	0.13	—	—	0.13	—	15.22	(1.15)	0.49	0.49		0.49		0.83		482,378	101
12-31-10	12.85	0.11	•	2.70	2.81	0.15	—	—	0.15	—	15.51	21.91	0.48	0.48	†	0.48	†	0.84	†	549,499	162
12-31-09	9.94	0.15	•	2.95	3.10	0.19	—	—	0.19	—	12.85	31.71	0.52	0.52	†	0.52	†	1.38	†	512,163	132
12-31-08	18.33	0.22		(6.37)	(6.15)	0.22	2.02	—	2.24	—	9.94	(37.56)	0.52	0.52	†	0.52	†	1.14	†	447,503	113
Class S
12-31-12	15.05	0.17	•	2.44	2.61	0.10	—	—	0.10	—	17.56	17.38	0.75	0.75		0.75		0.99		117,845	164
12-31-11	15.34	0.09	•	(0.29)	(0.20)	0.09	—	—	0.09	—	15.05	(1.39)	0.74	0.74		0.74		0.58		117,222	101
12-31-10	12.72	0.08	•	2.66	2.74	0.12	—	—	0.12	—	15.34	21.57	0.73	0.73	†	0.73	†	0.59	†	144,975	162
12-31-09	9.82	0.12	•	2.93	3.05	0.15	—	—	0.15	—	12.72	31.47	0.77	0.77	†	0.77	†	1.13	†	138,978	132
12-31-08	18.13	0.14		(6.26)	(6.12)	0.17	2.02	—	2.19	—	9.82	(37.73)	0.77	0.77	†	0.77	†	0.91	†	124,308	113
ING Index Plus SmallCap Portfolio
Class I
12-31-12	13.85	0.16	•	1.55	1.71	0.08	—	—	0.08	—	15.48	12.38	0.51	0.51		0.51		1.06		176,644	144
12-31-11	14.06	0.08		(0.17)	(0.09)	0.12	—	—	0.12	—	13.85	(0.74)	0.50	0.50		0.50		0.52		186,300	115
12-31-10	11.52	0.12	•	2.51	2.63	0.09	—	—	0.09	—	14.06	22.84	0.49	0.49	†	0.49	†	0.99	†	215,343	160
12-31-09	9.41	0.09	•	2.20	2.29	0.18	—	—	0.18	—	11.52	24.85	0.52	0.52	†	0.52	†	0.90	†	197,476	98
12-31-08	15.19	0.14	•	(4.97)	(4.83)	0.12	0.83	—	0.95	—	9.41	(33.58)	0.52	0.52	†	0.52	†	1.10	†	201,978	100
Class S
12-31-12	13.70	0.12	•	1.54	1.66	0.04	—	—	0.04	—	15.32	12.14	0.76	0.76		0.76		0.82		87,102	144
12-31-11	13.91	0.05		(0.18)	(0.13)	0.08	—	—	0.08	—	13.70	(0.98)	0.75	0.75		0.75		0.26		90,025	115
12-31-10	11.41	0.09	•	2.47	2.56	0.06	—	—	0.06	—	13.91	22.47	0.74	0.74	†	0.74	†	0.74	†	109,387	160
12-31-09	9.30	0.06	•	2.19	2.25	0.14	—	—	0.14	—	11.41	24.65	0.77	0.77	†	0.77	†	0.65	†	103,173	98
12-31-08	15.01	0.13		(4.93)	(4.80)	0.08	0.83	—	0.91	—	9.30	(33.73)	0.77	0.77	†	0.77	†	0.87	†	95,586	100

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(4)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio.

See Accompanying Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012

NOTE 1 — ORGANIZATION

ING Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as an open-end management investment company.

ING Variable Portfolios, Inc. was incorporated under the laws of Maryland on June 4, 1996. There are twenty active separate investment series that comprise the Company. The three series (each a “Portfolio”, collectively the “Portfolios”) that are in this report are: ING Index Plus LargeCap Portfolio (“Index Plus LargeCap”), ING Index Plus MidCap Portfolio (“Index Plus MidCap”), and ING Index Plus SmallCap Portfolio (“Index Plus SmallCap”).

The Company is authorized to offer four share classes of the Portfolios, referred to as Class ADV, Class I, Class S and Service 2 Class (“Class S2”); however the Portfolios do not currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

ING Investments, LLC serves as the investment adviser (“ING Investments” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. LLC serves as the sub-adviser (“ING IM” or the “Sub-Adviser”) to the Portfolios. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles (“GAAP”) for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in securities of sufficient credit quality, maturing in 60 days or less are valued at amortized cost which approximates fair value. Investments in open-end mutual funds are valued at net asset value (“NAV”).

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its NAV may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Summary Portfolio of Investments.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the “Pricing Committee” as established by the fund’s Administrator. The Pricing Committee considers all facts they deem relevant that are reasonably available, through either public information or information available to the Investment Adviser or sub-adviser, when determining the fair value of the security. In the event that a security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Pricing Committee. When a Portfolio uses these fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Pricing Committee believes accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. The methodologies used for valuing securities are not necessarily an indication of the risks of investing in those securities valued in good faith at fair value nor can it be assured a Portfolio can obtain the fair value assigned to a security if they were to sell the security.

To assess the continuing appropriateness of security valuations, the Pricing Committee may compare prior day prices, prices on comparable securities, and traded prices to the prior or current day prices and the Pricing Committee challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued in good faith at fair value, the Pricing Committee reviews and affirms the reasonableness of the valuation on a regular basis after considering all relevant information that is reasonably available.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented when a Portfolio has a significant amount of Level 3 investments.

For the year ended December 31, 2012, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

2.	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

F.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

H. Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2012, each Portfolio has purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2012, Index Plus LargeCap, Index Plus MidCap, and Index Plus SmallCap had average notional values on futures contracts purchased of $5,727,122, $9,228,870 and $3,320,094, respectively.

I.  Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, each Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral with the following exception: The Bank of New York Mellon (“BNY”) provides each portfolio indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J.  Restricted Securities. Each Portfolio may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined in the Act, determined under procedures approved by the Board.

K.  Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2012, the cost of purchases and the proceeds from the sale of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$1,121,296,845	$1,230,896,660
Index Plus MidCap	999,127,739	1,052,375,446
Index Plus SmallCap	390,323,580	422,834,004

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Index Plus LargeCap	0.35%
Index Plus MidCap	0.40%
Index Plus SmallCap	0.40%

The Investment Adviser entered into a sub-advisory agreement with ING IM with respect to each of the Portfolios. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

Pursuant to the Administration Agreement, IFS acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

In placing equity security transactions, the Investment Adviser or Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Adviser or Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

payments benefit the Portfolios and not the Investment Adviser or Sub-Adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION FEES

Class S shares of the Portfolios have adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or the distribution of each Portfolio’s Class S shares. Pursuant to the 12b-1 Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2012, the following indirect, wholly-owned subsidiaries of ING U.S., Inc. owned more than 5% of the following Portfolios:

Subsidiary	Portfolios	Percentage
ING Life Insurance and Annuity Company	Index Plus LargeCap	76.07%
	Index Plus MidCap	76.90
	Index Plus SmallCap	59.71

ING USA Annuity and Life Insurance Company	Index Plus LargeCap	18.83
	Index Plus MidCap	17.99
	Index Plus SmallCap	31.10

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they are deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Company has adopted a Deferred Compensation Plan (“Policy”), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors’ fees payable. Amounts deferred are treated as though invested in various “Notional” funds advised by ING Investments until distribution in accordance with the Policy.

NOTE 7 — EXPENSE LIMITATION AGREEMENT

ING Investments entered into written expense limitation agreements (“Expense Limitation Agreement”) with each of the Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Class I	Class S
Index Plus LargeCap	0.55%	0.80%
Index Plus MidCap	0.60%	0.85%
Index Plus SmallCap	0.60%	0.85%

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2012, the Portfolios did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term and such termination is approved by the Board.

NOTE 8 — LINE OF CREDIT

All of the Portfolios included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 8 — LINE OF CREDIT (continued)

Agreement”) with BNY for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2012 as follows:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Plus LargeCap	2	$1,047,500	1.31%
Index Plus MidCap	1	625,000	2.25
Index Plus SmallCap	3	1,025,000	1.24

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus LargeCap
Class I
12-31-12	304,013	—	596,330	(7,189,224)	(6,288,881)	4,537,172	—	8,968,806	(107,234,969)	(93,728,991)
12-31-11	476,253	—	762,620	(6,797,938)	(5,559,065)	6,710,948	—	11,279,156	(94,206,338)	(76,216,234)
Class S
12-31-12	81,751	—	120,391	(1,683,897)	(1,481,755)	1,222,247	—	1,799,851	(24,843,902)	(21,821,804)
12-31-11	107,138	—	168,718	(2,894,084)	(2,618,228)	1,450,717	—	2,480,156	(40,416,956)	(36,486,083)
Index Plus MidCap
Class I
12-31-12	439,377	—	261,931	(4,717,409)	(4,016,101)	7,406,262	—	4,505,206	(79,190,296)	(67,278,828)
12-31-11	1,072,129	—	254,033	(5,074,824)	(3,748,662)	17,385,446	—	4,379,527	(79,835,192)	(58,070,219)
Class S
12-31-12	72,117	—	44,505	(1,193,997)	(1,077,375)	1,199,059	—	757,920	(19,886,501)	(17,929,522)
12-31-11	134,636	—	44,981	(1,844,829)	(1,665,212)	2,042,535	—	768,280	(29,147,657)	(26,336,842)
Index Plus SmallCap
Class I
12-31-12	398,791	—	71,947	(2,516,879)	(2,046,141)	5,956,204	—	1,074,889	(37,300,755)	(30,269,662)
12-31-11	836,529	—	113,483	(2,812,810)	(1,862,798)	11,920,152	—	1,729,487	(39,484,192)	(25,834,553)
Class S
12-31-12	46,924	—	17,703	(951,112)	(886,485)	706,979	—	262,188	(13,896,497)	(12,927,330)
12-31-11	76,361	—	39,684	(1,407,083)	(1,291,038)	993,830	—	599,221	(19,608,253)	(18,015,202)

NOTE 10 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements. The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the United States Treasury; United States government or any agency, instrumentality or authority of the United States government. The securities purchased with cash collateral received are reflected in the Summary

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

Portfolio of Investments under Securities Lending Collateral.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2012, the following Portfolios had securities on loan with the following market values:

Portfolio	Value of Securities Loaned	Cash Collateral Received
Index Plus LargeCap	$1,617,621	$1,654,627
Index Plus MidCap	10,134,161	10,387,878
Index Plus SmallCap	6,625,645	6,797,202

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2012:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Index Plus LargeCap	$7,016	$(7,016)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends to shareholders was as follows:

	Year Ended December 31, 2012	Year Ended December 31, 2011
	Ordinary Income	Ordinary Income
Index Plus LargeCap	$10,768,657	$13,759,312
Index Plus MidCap	5,263,126	5,147,807
Index Plus SmallCap	1,337,077	2,328,708

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2012 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.

	Undistributed	Unrealized	Short-term
	Ordinary	Appreciation/	Capital Loss
	Income	(Depreciation)	Carryforwards	Expiration
Index Plus LargeCap	$12,299,752	$37,204,167	$(163,333,482)	2016
			(95,016,629)	2017
			$(258,350,111)
Index Plus MidCap	7,431,611	23,406,677	(51,059,632)	2017
Index Plus SmallCap	2,720,504	7,786,365	(12,299,861)	2017
			(76,170,156)	2018
			$(88,470,017)

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2012, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — CONCENTRATION OF INVESTMENT RISK

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Portfolios and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

NOTE 13 — RESTRUCTURING PLAN

The Investment Adviser, the Sub-Adviser, IFS and IID are indirect, wholly-owned subsidiaries of ING U.S., Inc. (“ING U.S.”). ING U.S. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries. As of December 31, 2012 ING U.S. is a wholly-owned subsidiary of ING Groep N.V. (“ING Groep”), which is a global financial institution of Dutch origin, with operations in more than 40 countries.

In October 2009, ING Groep submitted a restructuring plan (the “Restructuring Plan”) to the European Commission to receive approval for state aid granted to ING Groep by the Kingdom of the Netherlands in November 2008 and March 2009. To receive approval for this state aid, ING Groep was required to divest its insurance and investment management businesses, including ING U.S. by the end of 2013. In November 2012, ING Groep announced that the European Commission agreed to an amendment to the Restructuring Plan which will extend the time for the completion of the divestiture. Under the terms of the amendment, at least 25% of ING U.S. has to be divested by the end of 2013, more than 50% has to be divested by the end of 2014, with the remaining interest divested by the end of 2016. It is anticipated that an initial public offering of a portion of the ING U.S. common stock will be conducted in 2013 as part of the Restructuring Plan. ING Groep has announced that the base case for divesting ING U.S. is an initial public offering of ING U.S. common stock, in which ING Groep anticipates selling a portion of its ownership interest in ING U.S. and thereafter divesting its remaining ownership interest over time. While the base case is an initial public offering, all options remain open and it is possible that ING Groep’s divestment of ING U.S. may take place by means of a sale to a single buyer or group of buyers.

The investment advisory agreement for the Portfolios provides that it will terminate automatically in the event of its assignment, which would occur upon a transfer of a controlling block of the shares of the Investment Adviser. The Restructuring Plan may result in a need to obtain further Board and shareholder approval of new advisory agreements.

The Restructuring Plan, whether implemented through public offerings or other means, may be disruptive to the businesses of ING U.S. and its subsidiaries, including the Investment Adviser and affiliated entities that provide services to the Portfolios, and may cause, among other things, interruption of business operations or services, diversion of management’s attention from day-to-day operations, reduced access to capital, and loss of key employees or customers. Completion of the Restructuring Plan is expected to result in the Investment Adviser’s loss of access to the resources of ING Groep, which could adversely affect its business. Currently, the Investment Adviser does not anticipate that the Restructuring Plan will have an adverse impact on its operations or the operations of the Portfolios.

During the time that ING Groep retains a controlling interest in ING U.S., circumstances affecting ING Groep, including restrictions or requirements imposed on ING Groep and its subsidiaries, including ING U.S. and the Investment Adviser, by U.S., European and other authorities, may negatively affect ING U.S. and the Investment Adviser. For example, restrictions on activities of entities controlled by ING Groep, including ING U.S. and the Investment Adviser, could be imposed under U.S., European or other laws or regulations, as a result of activities engaged in by ING Groep and its subsidiaries over which ING U.S. and the Investment Adviser have no control.

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

NOTE 14 — SUBSEQUENT EVENTS

It is anticipated that one or more of the transactions contemplated by the Restructuring Plan may be deemed to be a change of control, resulting in the automatic terminations of the existing investment advisory and sub-advisory agreements for the Portfolios. At a meeting held on January 9, 2013, the Board approved new advisory and sub-advisory agreements for the Portfolios that will take effect upon shareholder approval or the close of the IPO, whichever is later. Information regarding the basis for the Board’s approval of the investment advisory and investment sub-advisory relationships will be disclosed in the Portfolios’ semi-annual shareholder report to be dated June 30, 2013. A proxy statement, including disclosures regarding the Board’s considerations, is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the new investment advisory and sub-advisory agreements.

At a meeting of the Board on January 9, 2013, the Board nominated 13 individuals (collectively, the “Nominees”) for election as Directors of the Company. The Nominees include Albert E. DePrince Jr., Russell H. Jones, Martin J. Gavin, Joseph E. Obermeyer and Shaun P. Mathews, each of whom is a current member of the Board. In addition, the Board has nominated Colleen D. Baldwin, John V. Boyer, Patricia W. Chadwick, Peter S. Drotch, J. Michael Earley, Patrick W. Kenny, Sheryl K. Pressler and Roger B. Vincent, each of whom is not currently a member of the Board, but who serve as a director or trustee to other investment companies in the ING Fund complex. These nominations are, in part, the result of an effort on the part of the Board and another board in the ING Fund complex to consolidate the membership of the boards so that the same members serve on each board in the ING Fund complex. A proxy statement is expected to be sent to shareholders of the Portfolios included in this report, as well as shareholders of other ING Funds, seeking approval of the same Nominees. If these proposals were all approved by shareholders, the result would be that all ING Funds would be governed by a board made up of the same individuals.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

27

ING INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.4%
		Consumer Discretionary: 12.8%
166,911		CBS Corp. — Class B	$6,350,964	1.0
262,503		Comcast Corp. — Class A	9,812,362	1.5
158,578		Gap, Inc.	4,922,261	0.8
100,416		Home Depot, Inc.	6,210,730	1.0
141,673		Macy’s, Inc.	5,528,080	0.8
95,497		Starbucks Corp.	5,120,549	0.8
933,979		Other Securities	44,231,076	6.9
			82,176,022	12.8
		Consumer Staples: 9.8%
161,029		Coca-Cola Enterprises, Inc.	5,109,450	0.8
57,625		Costco Wholesale Corp.	5,691,621	0.9
57,915		JM Smucker Co.	4,994,589	0.8
108,537		Philip Morris International, Inc.	9,078,035	1.4
95,019		Procter & Gamble Co.	6,450,840	1.0
152,925		Wal-Mart Stores, Inc.	10,434,073	1.6
512,446		Other Securities	21,328,019	3.3
			63,086,627	9.8
		Energy: 11.9%
71,463		Chevron Corp.	7,728,009	1.2
44,423		EOG Resources, Inc.	5,365,854	0.8
286,667		ExxonMobil Corp.	24,811,029	3.9
192,734		Halliburton Co.	6,685,943	1.1
728,721		Other Securities(a)	31,645,862	4.9
			76,236,697	11.9
		Financials: 14.6%
57,505	@	Berkshire Hathaway, Inc.	5,158,198	0.8
204,503		Citigroup, Inc.	8,090,139	1.2
260,808		JPMorgan Chase & Co.	11,467,728	1.8
166,743		US Bancorp.	5,325,771	0.8
274,854		Wells Fargo & Co.	9,394,510	1.5
1,998,914		Other Securities	54,467,932	8.5
			93,904,278	14.6
		Health Care: 11.1%
142,158		Abbott Laboratories	9,311,349	1.4
81,361	@	Gilead Sciences, Inc.	5,975,965	0.9
96,941		Johnson & Johnson	6,795,564	1.1
114,369		Medtronic, Inc.	4,691,416	0.7
249,770		Merck & Co., Inc.	10,225,584	1.6
572,181		Pfizer, Inc.	14,350,300	2.2
58,904	@	Watson Pharmaceuticals, Inc.	5,065,744	0.8
256,506		Other Securities	15,137,629	2.4
			71,553,551	11.1

COMMON STOCK: (continued)
		Industrials: 9.4%
103,454		Danaher Corp.	$5,783,079	0.9
95,034		Equifax, Inc.	5,143,240	0.8
88,660		General Dynamics Corp.	6,141,478	0.9
402,803		General Electric Co.	8,454,835	1.3
39,428		Roper Industries, Inc.	4,395,433	0.7
61,589		Union Pacific Corp.	7,742,969	1.2
710,289		Other Securities	23,030,206	3.6
			60,691,240	9.4
		Information Technology: 19.1%
51,417		Apple, Inc.	27,406,804	4.3
511,651		Cisco Systems, Inc.	10,053,942	1.6
180,595	@	EMC Corp.	4,569,054	0.7
19,047	@	Google, Inc. — Class A	13,511,370	2.1
37,779		International Business Machines Corp.	7,236,567	1.1
523,948		Microsoft Corp.	14,005,130	2.2
164,537	@	NetApp, Inc.	5,520,216	0.9
335,221		Oracle Corp.	11,169,564	1.7
39,152		Visa, Inc.	5,934,660	0.9
793,208		Other Securities	23,456,029	3.6
			122,863,336	19.1
		Materials: 3.2%
82,026		Eastman Chemical Co.	5,581,869	0.9
296,892		Other Securities	14,893,117	2.3
			20,474,986	3.2
		Telecommunication Services: 3.2%
198,080		AT&T, Inc.	6,677,277	1.1
241,742		Verizon Communications, Inc.	10,460,177	1.6
86,936		Other Securities	3,400,936	0.5
			20,538,390	3.2
		Utilities: 4.3%
267,835		CenterPoint Energy, Inc.	5,155,824	0.8
85,460		DTE Energy Co.	5,131,873	0.8
77,237		Entergy Corp.	4,923,859	0.8
264,514		NV Energy, Inc.	4,798,284	0.7
284,763		Other Securities	7,480,147	1.2
			27,489,987	4.3
		Total Common Stock
		(Cost $598,166,378)	639,015,114	99.4

See Accompanying Notes to Financial Statements

28

ING INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 0.9%
	Securities Lending Collateralcc(1): 0.2%
1,000,000	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16–12/20/42)	$1,000,000	0.1
17,746	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.14%, due 01/02/13 (Repurchase Amount $17,746, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $18,101, due 08/09/13–04/18/36)	17,746	0.0
636,881	Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $636,886, collateralized by various U.S. Government Securities, 0.125%–2.000%, Market Value plus accrued interest $649,619, due 07/15/14–08/15/22)	636,881	0.1
		1,654,627	0.2

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.7%
4,420,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $4,420,000)	$4,420,000	0.7

	Total Short-Term Investments
	(Cost $6,074,627)	6,074,627	0.9
	Total Investments in Securities (Cost $604,241,005)	$645,089,741	100.3
	Liabilities in Excess of Other Assets	(1,706,795)	(0.3)
	Net Assets	$643,382,946	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $607,885,574.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$48,901,171
Gross Unrealized Depreciation	(11,697,004)
Net Unrealized Appreciation	$37,204,167

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2012
Asset Table
Investments, at fair value
Common Stock*	$639,015,114	$—	$—	$639,015,114
Short-Term Investments	4,420,000	1,654,627	—	6,074,627
Total Investments, at fair value	$643,435,114	$1,654,627	$—	$645,089,741
Liabilities Table
Other Financial Instruments+
Futures	$(37,376)	$—	$—	$(37,376)
Total Liabilities	$(37,376)	$—	$—	$(37,376)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements

29

ING INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

ING Index Plus LargeCap Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	40	03/15/13	$2,840,200	$(37,376)
			$2,840,200	$(37,376)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$37,376
Total Asset Derivatives		$37,376

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,319,753
Total	$1,319,753

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(120,629)
Total	$(120,629)

See Accompanying Notes to Financial Statements

30

ING INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.8%
		Consumer Discretionary: 12.9%
57,226		Advance Auto Parts, Inc.	$4,140,301	0.7
107,489	@	Bally Technologies, Inc.	4,805,833	0.8
135,723		Brinker International, Inc.	4,206,056	0.7
187,217		Foot Locker, Inc.	6,013,410	1.0
85,277	@	Life Time Fitness, Inc.	4,196,481	0.7
187,378	@	LKQ Corp.	3,953,676	0.6
1,718,881		Other Securities(a)	51,229,868	8.4
			78,545,625	12.9
		Consumer Staples: 3.3%
549,804		Other Securities	20,124,214	3.3
		Energy: 6.5%
232,976	@	Bill Barrett Corp.	4,144,643	0.7
177,043		HollyFrontier Corp.	8,241,352	1.4
268,873	@	Superior Energy Services	5,571,048	0.9
583,156		Other Securities	21,395,455	3.5
			39,352,498	6.5
		Financials: 22.3%
56,962	@	Affiliated Managers Group, Inc.	7,413,604	1.2
125,368		American Campus Communities, Inc.	5,783,226	0.9
285,800		Fidelity National Financial, Inc.	6,730,590	1.1
193,724		First American Financial Corp.	4,666,811	0.8
54,305		Jones Lang LaSalle, Inc.	4,558,362	0.7
167,531		National Retail Properties, Inc.	5,226,967	0.9
107,333		Raymond James Financial, Inc.	4,135,541	0.7
88,460		Reinsurance Group of America, Inc.	4,734,379	0.8
66,532	@	Signature Bank	4,746,393	0.8
249,400		UDR, Inc.	5,930,732	1.0
194,836		Weingarten Realty Investors	5,215,760	0.8
3,226,823		Other Securities(a)	76,730,889	12.6
			135,873,254	22.3
		Health Care: 10.2%
67,176		Cooper Cos., Inc.	6,212,437	1.0
58,235	@	Mednax, Inc.	4,630,847	0.8
26,756	@	Regeneron Pharmaceuticals, Inc.	4,577,149	0.7
161,130	L	Resmed, Inc.	6,698,174	1.1
110,491	@	Thoratec Corp.	4,145,622	0.7
73,782	@	United Therapeutics Corp.	3,941,434	0.6

COMMON STOCK: (continued)
		Health Care: (continued)
105,252		Universal Health Services, Inc.	$5,088,934	0.8
167,557	@	Vertex Pharmaceuticals, Inc.	7,027,341	1.2
458,085		Other Securities	19,838,001	3.3
			62,159,939	10.2
		Industrials: 17.5%
78,560		Acuity Brands, Inc.	5,320,869	0.9
112,302	@	Alaska Air Group, Inc.	4,839,093	0.8
236,722		Ametek, Inc.	8,893,646	1.4
134,062	@	BE Aerospace, Inc.	6,622,663	1.1
77,204	@	Clean Harbors, Inc.	4,246,992	0.7
133,138		Corrections Corp. of America	4,722,405	0.8
72,264		Regal-Beloit Corp.	5,092,444	0.8
162,453		Waste Connections, Inc.	5,489,287	0.9
1,709,504		Other Securities	61,447,460	10.1
			106,674,859	17.5
		Information Technology: 15.1%
42,197	@, L	Alliance Data Systems Corp.	6,108,438	1.0
94,205	@	Ansys, Inc.	6,343,765	1.0
104,416	@	Gartner, Inc.	4,805,224	0.8
265,300	@	Ingram Micro, Inc.	4,488,876	0.7
124,622	@	Micros Systems, Inc.	5,288,958	0.9
295,812	@	Riverbed Technolgoy, Inc.	5,833,412	0.9
2,663,967		Other Securities	59,456,313	9.8
			92,324,986	15.1
		Materials: 7.5%
291,932		Commercial Metals Co.	4,338,110	0.7
50,635		Domtar Corp.	4,229,035	0.7
162,190		Packaging Corp. of America	6,239,449	1.0
62,699		Rock-Tenn Co.	4,383,287	0.7
335,114		Steel Dynamics, Inc.	4,601,115	0.8
165,105		Worthington Industries	4,291,079	0.7
412,553		Other Securities(a)	17,680,426	2.9
			45,762,501	7.5
		Telecommunication Services: 0.4%
68,914		Other Securities	2,567,096	0.4
		Utilities: 4.1%
209,230		Great Plains Energy, Inc.	4,249,461	0.7
338,976		NV Energy, Inc.	6,149,025	1.0
370,143		Other Securities	14,447,575	2.4
			24,846,061	4.1

		Total Common Stock
		(Cost $578,636,413)	608,231,033	99.8

See Accompanying Notes to Financial Statements

31

ING INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.1%
	Securities Lending Collateralcc(1): 1.7%
2,467,157	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $2,467,198, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $2,516,500, due 08/01/27–01/01/43)	$2,467,157	0.4
2,467,157	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $2,467,184, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $2,516,500, due 10/01/16–12/20/42)	2,467,157	0.4
519,250	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $519,255, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $529,636, due 10/31/17–08/15/22)	519,250	0.1
2,467,157	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $2,467,182, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $2,516,501, due 08/09/13–06/20/42)	2,467,157	0.4
2,467,157	Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $2,467,204, collateralized by various U.S. Government Agency Obligations, 0.000%–6.101%, Market Value plus accrued interest $2,516,500, due 03/10/14–12/20/42)	2,467,157	0.4
		10,387,878	1.7

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.4%
2,534,681	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $2,534,681)	$2,534,681	0.4
	Total Short-Term Investments
	(Cost $12,922,559)	12,922,559	2.1
	Total Investments in Securities (Cost $591,558,972)	$621,153,592	101.9
	Liabilities in Excess of Other Assets	(11,863,541)	(1.9)
	Net Assets	$609,290,051	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $597,746,914.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$46,685,640
Gross Unrealized Depreciation	(23,278,962)
Net Unrealized Appreciation	$23,406,678

See Accompanying Notes to Financial Statements

32

ING INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2012
Asset Table
Investments, at fair value
Common Stock*	$608,231,033	$—	$—	$608,231,033
Short-Term Investments	2,534,681	10,387,878	—	12,922,559
Total Investments, at fair value	$610,765,714	$10,387,878	$—	$621,153,592
Other Financial Instruments+
Futures	25,690	—	—	25,690
Total Assets	$610,791,404	$10,387,878	$—	$621,179,282

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Index Plus MidCap Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	15	03/15/13	$1,527,150	$25,690
			$1,527,150	$25,690

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$25,690
Total Asset Derivatives		$25,690

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$2,828,666
Total	$2,828,666

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(375,498)
Total	$(375,498)

See Accompanying Notes to Financial Statements

33

ING INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012

Shares			Value	Percentage of Net Assets

COMMON STOCK: 99.8%
		Consumer Discretionary: 15.9%
37,281	@	Childrens Place Retail Stores, Inc.	$1,651,175	0.6
32,570	@, L	Coinstar, Inc.	1,693,966	0.7
28,372	@	DineEquity, Inc.	1,900,924	0.7
90,281		Finish Line	1,709,019	0.7
36,050	@	Hibbett Sporting Goods, Inc.	1,899,835	0.7
112,664		La-Z-Boy, Inc.	1,594,196	0.6
29,289	@	Papa John’s International, Inc.	1,609,138	0.6
58,278		Pool Corp.	2,466,325	0.9
43,643		Wolverine World Wide, Inc.	1,788,490	0.7
1,323,971		Other Securities(a)	25,677,221	9.7
			41,990,289	15.9
		Consumer Staples: 3.7%
40,893		Casey’s General Stores, Inc.	2,171,418	0.8
38,692		Sanderson Farms, Inc.	1,839,804	0.7
172,257		Other Securities	5,690,989	2.2
			9,702,211	3.7
		Energy: 3.6%
517,289		Other Securities(a)	9,509,201	3.6
		Financials: 21.4%
48,873		Cash America International, Inc.	1,938,792	0.7
56,226		EPR Properties	2,592,581	1.0
101,364		LaSalle Hotel Properties	2,573,632	1.0
21,149	@	Portfolio Recovery Associates, Inc.	2,259,982	0.8
62,190		ProAssurance Corp.	2,623,796	1.0
62,941	@	Stifel Financial Corp.	2,012,224	0.8
229,836		Susquehanna Bancshares, Inc.	2,408,681	0.9
87,249		Tanger Factory Outlet Centers, Inc.	2,983,916	1.1
55,727		Wintrust Financial Corp.	2,045,181	0.8
22,150	@, L	World Acceptance, Corp.	1,651,504	0.6
1,404,756		Other Securities	33,421,470	12.7
			56,511,759	21.4
		Health Care: 11.3%
31,508		Chemed Corp.	2,161,134	0.8
50,582	@	Haemonetics Corp.	2,065,769	0.8
86,080	@	Medicines Co.	2,063,337	0.8
15,944	@	MWI Veterinary Supply, Inc.	1,753,840	0.7
40,506	@	Salix Pharmaceuticals Ltd.	1,639,683	0.6
1,063,782		Other Securities(a)	20,014,317	7.6
			29,698,080	11.3

COMMON STOCK: (continued)
		Industrials: 16.1%
89,225		Actuant Corp.	$2,490,270	1.0
27,088	@	Allegiant Travel Co.	1,988,530	0.8
68,703		Barnes Group, Inc.	1,543,069	0.6
58,648		Brady Corp.	1,958,843	0.7
43,541	@	EnerSys	1,638,448	0.6
39,689	@	EnPro Industries, Inc.	1,623,280	0.6
45,879		Forward Air Corp.	1,606,224	0.6
48,237	@	HUB Group, Inc.	1,620,763	0.6
35,820	@	Teledyne Technologies, Inc.	2,330,808	0.9
66,655	@	Tetra Tech, Inc.	1,763,025	0.7
63,497		Toro Co.	2,729,101	1.0
49,873		Watts Water Technologies, Inc.	2,144,040	0.8
634,218		Other Securities	19,078,769	7.2
			42,515,170	16.1
		Information Technology: 18.7%
39,178	@	CACI International, Inc.	2,155,965	0.8
32,729	@	Coherent, Inc.	1,656,742	0.6
31,214	@	Commvault Systems, Inc.	2,175,928	0.8
75,510	@	LogMeIn, Inc.	1,692,179	0.6
26,884		MAXIMUS, Inc.	1,699,606	0.7
81,514		MKS Instruments, Inc.	2,101,431	0.8
65,397	@	Plexus Corp.	1,687,243	0.6
44,763	@	SYNNEX Corp.	1,538,952	0.6
1,824,314		Other Securities	34,681,094	13.2
			49,389,140	18.7
		Materials: 6.1%
66,243		Buckeye Technologies, Inc.	1,901,837	0.7
71,384		HB Fuller Co.	2,485,591	1.0
59,606		Worthington Industries	1,549,160	0.6
392,665		Other Securities	10,117,468	3.8
			16,054,056	6.1

		Telecommunication Services: 0.0%
28,695		Other Securities	73,746	0.0
		Utilities: 3.0%
60,878		El Paso Electric Co.	1,942,617	0.8
134,029		Other Securities	5,846,011	2.2
			7,788,628	3.0
		Total Common Stock
		(Cost $253,415,553)	263,232,280	99.8

RIGHTS: —%
		Materials: —%
15,300		Other Securities	—	—
		Total Rights
		(Cost $—)	—	—
		Total Long-Term Investments
		(Cost $253,415,553)	263,232,280	99.8

See Accompanying Notes to Financial Statements

34

ING INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.8%
	Securities Lending Collateralcc(1): 2.6%
1,614,360	Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,614,387, collateralized by various U.S. Government Agency Obligations, 3.500%–5.500%, Market Value plus accrued interest $1,646,647, due 08/01/27–01/01/43)	$1,614,360	0.6
1,614,360	Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,614,378, collateralized by various U.S. Government Agency Obligations, 0.000%–6.500%, Market Value plus accrued interest $1,646,647, due 10/01/16–12/20/42)	1,614,360	0.6
339,762	JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $339,765, collateralized by various U.S. Government Securities, 0.750%–1.625%, Market Value plus accrued interest $346,558, due 10/31/17–08/15/22)	339,762	0.2
1,614,360	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.15%–0.19%, due 01/02/13 (Repurchase Amount $1,614,377, collateralized by various U.S. Government Agency Obligations, 0.500%–6.000%, Market Value plus accrued interest $1,646,647, due 08/09/13–06/20/42)	1,614,360	0.6
1,614,360	Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $1,614,391, collateralized by various U.S. Government Agency Obligations, 0.000%–6.101%, Market Value plus accrued interest $1,646,647, due 03/10/14–12/20/42)	1,614,360	0.6
		6,797,202	2.6

Shares		Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.2%
627,000	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $627,000)	$627,000	0.2

	Total Short-Term Investments
	(Cost $7,424,202)	7,424,202	2.8
	Total Investments in Securities (Cost $260,839,755)	$270,656,482	102.6
	Liabilities in Excess of Other Assets	(6,910,742)	(2.6)
	Net Assets	$263,745,740	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2012.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

†	Unless otherwise indicated, principal amount is shown in USD.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

L	Loaned security, a portion or all of the security is on loan at December 31, 2012.

(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

(a)	This grouping contains securities on loan.

Cost for federal income tax purposes is $262,870,118.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,947,617
Gross Unrealized Depreciation	(13,161,253)
Net Unrealized Appreciation	$7,786,364

See Accompanying Notes to Financial Statements

35

ING INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2012 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2012
Asset Table
Investments, at fair value
Common Stock*	$263,232,280	$—	$—	$263,232,280
Rights	—	—	—	—
Short-Term Investments	627,000	6,797,202	—	7,424,202
Total Investments, at fair value	$263,859,280	$6,797,202	$—	$270,656,482
Other Financial Instruments+
Futures	236	—	—	236
Total Assets	$263,859,516	$6,797,202	$—	$270,656,718

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Index Plus SmallCap Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	2	03/15/13	$169,320	$236
			$169,320	$236

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2012 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$236
Total Asset Derivatives		$236

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2012 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,018,367
Total	$1,018,367

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(61,697)
Total	$(61,697)

See Accompanying Notes to Financial Statements

36

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2012 were as follows:

Portfolio Name	Type	Per Share Amount
ING Index Plus LargeCap Portfolio
Class I	NII	$0.2358
Class S	NII	$0.1953
ING Index Plus MidCap Portfolio
Class I	NII	$0.1485
Class S	NII	$0.1031
ING Index Plus SmallCap Portfolio
Class I	NII	$0.0822
Class S	NII	$0.0422

NII — Net investment income

Of the ordinary distributions made during the year ended December 31, 2012, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Plus LargeCap Portfolio	100.00%
ING Index Plus MidCap Portfolio	100.00%
ING Index Plus SmallCap Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

37

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (Non-Interested Director). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years

Independent Directors:

Dr. Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 71	Chairman/Director	June 1998–Present
Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present) and various positions with Academy of Economics and Finance (2003–2012). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999–2002); Chief Economist, Marine Midland Bank (1987–1990); various positions, Marine Midland Bank (1978–1990); and Economist, Federal Reserve Bank of New York (1969–1978).

Ph.D. in Economics.

Director of Academy of Economics and Finance (February 2001–February 2003).

Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions and monetary policy.
				35	None.

Martin J. Gavin 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	January 2009– June 2010 July 2011– Present	President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006– Present). Formerly, Interim President, Connecticut Children’s Medical Center (January 2006–May 2006); various positions for the Phoenix Companies, Inc. (1984–2000); Assistant Vice President, CNA Insurance Company, Inc. (1980–1984); and various positions at CIGNA Corporation (1973–1980).	35	None.

Russell H. Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 68	Director	December 2007–Present	Retired. Director, Hill — Stead Museum (non-profit) (2008–Present). Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973–March 2008); President, Hartford Area Business Economists (1986–1987); and Corporate Loan Officer and Credit Analyst, Hartford National Bank (July 1966–April 1973). Certified AARP Tax Counselor (2011).	35	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995–2005).

38

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years and Other Relevant Experience, Attributes, and Skills(1)	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director During the Past Five Years

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:77	Director	April 1994–Present	Retired. Self-Employed Consultant (June 2000–Present). Formerly, Senior Adviser, Hambro America, Inc. (1993–2000) and Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986–1993).	35	None.

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	January 2003–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present). Formerly, Senior Manager, Arthur Andersen LLP (1995–1999); Senior Manager, Coopers & Lybrand, LLP (1993–1995); Manager, Price Waterhouse (1988–1993); Second Vice President, Smith Barney (1985–1988); and Consultant, Arthur Andersen & Co. (1984–1985).	35	None.

Director who is an “Interested Person”

Shaun P. Mathews(3) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	December 2007–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).	182
ING Capital Corporation, LLC and ING Investments Distributor, LLC (December 2005–Present); ING Funds Services, LLC, ING Investments, LLC and ING Investment Management, LLC (March 2006–Present); and ING Investment Trust Co. (April 2009–Present).

(1)	The information reported includes the principle occupation during the last five years for each Director and other information relating to the professional experiences, attributes and skills relevant to each Director’s qualifications to serve as a Director.

(2)	Except for Mr. Mathews and for the purposes of this table “Fund Complex” means the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc. For Mr. Mathews, the ING Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Global Strategic Income Fund; ING Infrastructure, Industrials and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Short Duration High Income Fund; ING Variable Insurance Trust; and ING Variable Products Trust. Therefore, for the purposes of this table with reference to Mr. Mathews, “Fund Complex” includes these investment companies. The number of funds in the ING Fund Complex is as of January 31, 2013.

(3)	“Interested Person,” by virtue of this Director’s current or prior affiliation with any of the Portfolios, ING or any of ING’s affiliates.

39

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	President and Chief Executive Officer	December 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Executive Vice President	April 2002–Present
Managing Director and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (April 2012–Present) and Chief Compliance Officer, Directed Services LLC and ING Investments, LLC (March 2011–Present). Formerly, Executive Vice President and Chief Operating Officer, ING Investments, LLC and ING Funds Services, LLC (January 2007–April 2012) and Chief Compliance Officer, ING Funds (March 2011–February 2012).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 62	Executive Vice President	March 2002–Present	Executive Vice President, ING Investments, LLC (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC (January 2003–Present).

Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Chief Compliance Officer	February 2012–Present
Senior Vice President, ING Investments, LLC (February 2012–Present). Formerly, Assistant General Counsel and Assistant Secretary, The Northwestern Mutual Life Insurance Company (June 2004–January 2012).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Senior Vice President	December 2003–Present	Senior Vice President, ING Investments, LLC (October 2003–Present).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC (March 2005–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 42	Senior Vice President	June 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (January 2006–Present).

Julius A. Drelick, III 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	September 2012–Present
Senior Vice President — Fund Compliance, ING Funds Services, LLC (June 2012–Present). Formerly, Vice President — Platform Product Management & Project Management, ING Investments, LLC (April 2007–June 2012).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President	March 2002–Present	Vice President and Treasurer, ING Funds Services, LLC (November 1995–Present) and ING Investments, LLC (August 1997–Present). Formerly, Treasurer, ING Funds (November 1999–February 2012).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC (September 2004–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	March 2003–Present
Vice President, ING Investments, LLC and ING Funds Services, LLC (February 1996–Present); Director of Compliance, ING Investments, LLC (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC (April 2010– Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC (August 1995–April 2010).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 36	Vice President	September 2012–Present	Vice President, ING Funds Services, LLC (July 2007–Present).

40

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President and Treasurer	September 2012–Present	Vice President, ING Funds Services, LLC (March 2012–Present). Formerly, Assistant Vice President — Director, ING Funds Services, LLC (March 2003–March 2012).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	March 2006–Present
Vice President — Platform Product Management & Project Management, ING Investments, LLC (July 2012–Present); Vice President, ING Investment Management — ING Funds (March 2010–Present) and Vice President, ING Funds Services, LLC (March 2006–Present). Formerly Managing Paralegal, Registration Statements (June 2003–July 2012).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Assistant Vice President	June 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services, LLC (March 2008–Present). Formerly, Tax Manager, ING Funds Services, LLC (March 2005–March 2008).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Secretary	September 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 49	Assistant Secretary	September 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 61	Assistant Secretary	August 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

41

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATIONS IN APPROVING CONTINUATION OF THE CURRENT INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with the sub-adviser of each Fund (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2013.

Overview of the Review Process

At a meeting of the Board held on December 12, 2012, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser (or its parent company); (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees. With respect to each Sub-Advisory Agreement, the Board also considered the Adviser’s recommendation that the Agreement be renewed and the basis provided by the Adviser for such recommendation.

The Contracts Committee began the formal review process in August 2012 when it met separately with

42

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee had engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at a meeting of the Committee held on August 1-2, 2012 and incorporated into the Peer Group Methodology approved by the Board on August 2, 2012. The Contracts Committee then held meetings on September 11-13, 2012, October 15-16, 2012, November 29, 2012 and December 10-12, 2012, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated information relating to the Agreements, including the information described above. As part of the review process, the Contracts Committee met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2013, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services. The Board also noted the Adviser has implemented a “manager-of-managers” structure for the Funds under which the investment portfolio of each Fund is managed by a Sub-Adviser, and considered the responsibilities that the Adviser has under the “manager-of-managers” structure, including with respect to the selection and ongoing monitoring of the Sub-Advisers.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. In this regard, the Board noted the Adviser’s assistance to the Funds in identifying and hiring a new Chief Compliance Officer (“CCO”) during 2012, and in approving enhancements to the staff of the office of the CCO. Additionally, the Board considered information related to the quality of the risk management program established by ING’s Chief Risk Officer for the Funds, and received reports from other risk management personnel regarding the risk characteristics of the Funds. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have maintained reasonable brokerage costs on behalf of the Funds and have not materially increased the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. In this regard, the Independent Trustees noted that the Adviser and its affiliated companies have established Commission Sharing Arrangements as an alternative means of maintaining access to desired research consistent with achieving best execution. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual

43

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges.

The Board considered information provided by management with respect to ING Groep’s plans for divestiture of its insurance business, including its investment management business (the “Insurance Divestiture”). The Board considered the potential impact of the Insurance Divestiture on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of the Insurance Divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years and related legislative and regulatory changes. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to actions previously taken and proposed to be taken to improve the performance of certain Funds, including those funds that make use of quantitative investment strategies.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are appropriate and consistent with the terms of the respective Advisory and Sub-Advisory Agreements.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Morningstar, Inc. and/or, Lipper, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2012 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2012.

With respect to each Fund that seeks investment results corresponding to the total return of an index (commonly referred to as an “index fund”), the Board focused on the reasonableness of the differences between the Fund’s performance and the total return of such index during these time periods, rather than the performance of the Fund relative to the applicable Morningstar or Lipper category or Selected Peer Group. With respect to each index fund, the Board concluded that differences between the performance of the index fund and benchmark index during relevant time periods have been reasonable.

With respect to each of the ING Index Plus LargeCap Portfolio, ING Index Plus MidCap Portfolio and ING Index Plus SmallCap Portfolio, the Board noted that, during 2012, the Sub-Adviser had recently implemented changes to the investment models used to manage each underlying portfolio, which models now provide for a fundamental analytical overlay to the process of selecting securities for purchase and sale.

Subject to the foregoing, the Board concluded with respect to each Fund that (i) the performance of the Fund is satisfactory and/or (ii) that appropriate actions are being taken to improve the Fund’s performance and that additional time is needed to evaluate the effectiveness of such actions.

Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Fund covered by this report, are set forth below under “Fund-by-Fund Analysis.”

44

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In this regard, the Board considered the Adviser’s agreement to extend each such fee waiver and expense limitation agreement for an additional period of at least one-year and not to terminate such agreement in future years without prior approval of the Board. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to any Fund sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the fees charged to the Fund for advisory, sub-advisory and related services is fair and reasonable.

Summaries of selected portions of the fee and expense information reviewed for the Funds covered by this report are set forth below under “Fund-by-Fund Analysis.”

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2011 and December 31, 2010 and the six-month period ended June 30, 2012. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board recognized that measuring profitability is not an exact science, that there is no uniform methodology for determining profitability for this purpose and that different methodologies can produce dramatically different profit and loss results. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund grow. The Board noted that the advisory fee schedule for certain Funds include breakpoints such that, as the assets of the Fund grow, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board

45

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the actions taken during 2012, consistent with prior undertakings provided by the Adviser to the Board, to implement new or additional breakpoints for the following Funds: ING WisdomTree Global High Yielding Equity Index Portfolio; ING Russell Mid Cap Growth Index Portfolio; ING Blackrock Science and Technology Opportunities Portfolio; ING Hang Seng Index Portfolio; ING Corporate Leaders 100 Fund; ING International Index Portfolio; ING Russell Large Cap Growth Index Portfolio; ING Russell Small Cap Index Portfolio; ING Russell Large Cap Index Portfolio; ING Russell Mid Cap Index Portfolio; and ING U.S. Bond Index Portfolio. Based upon the foregoing (and after giving effect to all new or additional breakpoints), the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not require the implementation of new breakpoints or additional breakpoints, as the case may be, with respect to any other Fund at this time.

Fund-by-Fund Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2013, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Fund is for periods ended September 30, 2012 and the management fees and expense data described below are as of June 30, 2012.

ING Index Plus LargeCap Portfolio

In evaluating the investment performance of ING Index Plus LargeCap Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date, and one-year, but underperformed for the three-year and five-year periods; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter, but underperformed its benchmark index for the year-to-date, one-year, three-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, year-to-date and one-year periods, and the third quintile for the three-year and five-year periods. The Board noted that, during 2012, the Sub-Adviser recently implemented changes to the investment models used to manage the Portfolio’s investment portfolio, which models now provide for a fundamental analytical overlay to the process of selecting securities for purchase and sale. The Board concluded that appropriate actions are being taken to improve Portfolio performance and that additional time is required to evaluate the effectiveness of such actions.

In assessing the reasonableness of the management fee for ING Index Plus LargeCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus MidCap Portfolio

In evaluating the investment performance of ING Index Plus MidCap Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for each period presented; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter, year-to-date and one-year periods but underperformed for the three-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, one-year, three-year and five-year periods, and in the first quintile for the year-to-date period. The Board noted that, during 2012, the Sub-Adviser recently implemented changes to the investment models used to manage the Portfolio’s investment portfolio, which models now provide for a fundamental analytical overlay to the process of selecting securities for purchase and sale. The Board concluded that appropriate actions are being taken to improve Portfolio performance and that additional time is required to evaluate the effectiveness of such actions.

46

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In assessing the reasonableness of the management fee for ING Index Plus MidCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus SmallCap Portfolio

In evaluating the investment performance of ING Index Plus SmallCap Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median for each period presented; (2) the Portfolio underperformed its benchmark index for the each period presented; and (3) the Portfolio is ranked in its Morningstar category in the fourth quintile for the most recent calendar quarter, year-to-date, one-year and five-year periods, and in the third quintile for the three-year period. The Board noted that, during 2012, the Sub-Adviser recently implemented changes to the investment models used to manage the Portfolio’s investment portfolio, which models now provide for a fundamental analytical overlay to the process of selecting securities for purchase and sale. The Board concluded that appropriate actions are being taken to improve Portfolio performance and that additional time is required to evaluate the effectiveness of such actions.

In assessing the reasonableness of the management fee for ING Index Plus SmallCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

47

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/ registered representative and read them carefully before investing.

VPAR-AIP    (1212-021513)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Joseph Obermeyer is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Obermeyer is “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $374,307 for year ended December 31, 2012 and $354,392 for year ended December 31, 2011.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $48,000 for year ended December 31, 2012 and $45,600 for year ended December 31, 2011.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $79,162 in the year ended December 31, 2012 and $81,600 in the year ended December 31, 2011. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $12,444 in the year ended December 31, 2012 and $10,000 in the year ended December 31, 2011.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.

Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.

Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

2

not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.

Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.

Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.

Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

3

VIII.

Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.

Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: December 14, 2011

4

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period  January 1, 2012  through December 31, 2012

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	√	Not to exceed $8,000 during the Pre-Approval Period

____________________

1

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

5

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services – See Appendix C for tax services associated with fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.  [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual financial statements	√		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $2,000 per course

6

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2012 through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Assistance and advice regarding year-end reporting for 1099’s	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period
Tax training courses		√	Not to exceed $2,000 per course during the Pre-Approval Period

____________________

2

For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

7

Appendix C, continued

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre- Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	√		Not to exceed $50,000 during the Pre-Approval Period

8

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2012  through December 31, 2012

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre- Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	√	√	Not to exceed $5,000 per Fund during the Pre-Approval Period

9

Appendix E

Prohibited Non-Audit Services
Dated:

2012

•

Bookkeeping or other services related to the accounting records or financial statements of the Funds

•

Financial information systems design and implementation

•

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•

Actuarial services

•

Internal audit outsourcing services

•

Management functions

•

Human resources

•

Broker-dealer, investment adviser, or investment banking services

•

Legal services

•

Expert services unrelated to the audit

•

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

10

EXHIBIT A

ING BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

11

(e) (2)	Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)	Non-Audit Fees: The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $2,085,015 for year ended December 31, 2012 and $1,122,245 for year ended December 31, 2011.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

12

Item 6.  Schedule of Investments

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

13

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

ING Variable Portfolios, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING Australia Index Portfolio, ING BlackRock Science and Technology Opportunities Portfolio, ING Emerging Markets Index Portfolio, ING Euro STOXX 50® Index Portfolio, ING FTSE 100 Index® Portfolio, ING Hang Seng Index Portfolio, ING Index Plus LargeCap Portfolio, ING Index Plus MidCap Portfolio, ING Index Plus SmallCap Portfolio, ING International Index Portfolio, ING Japan TOPIX Index Portfolio, ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, ING RussellTM Mid Cap Growth Index Portfolio, ING RussellTM Mid Cap Index Portfolio, ING RussellTM Small Cap Index Portfolio, ING Small Company Portfolio, ING U.S. Bond Index Portfolio, and ING WisdomTreeSM Global High-Yielding Equity Index Portfolio, each a series of ING Variable Portfolios, Inc., as of December 31, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified reports thereon dated February 15, 2013, February 21, 2013, and February 25, 2013 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR.  The portfolios of investments are the responsibility of management.  Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

February 25, 2013

14

ING BlackRock Science and Technology Opportunities Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.3%
		Consumer Discretionary: 4.9%
24,675	@	Amazon.com, Inc.	6,196,879	2.0
44,200		Expedia, Inc.	2,716,090	0.9
9,810	@	Priceline.com, Inc.	6,093,972	2.0
		15,006,941		4.9

		Health Care: 1.3%
28,200	@	Celgene Corp.	2,219,904	0.7
20,200		Sanofi-Aventis SA	1,915,574	0.6
		4,135,478		1.3

		Information Technology: 91.1%
88,200	@	Accenture PLC	5,865,300	1.9
69,100	@	ACI Worldwide, Inc.	3,018,979	1.0
37,600	@	Akamai Technologies, Inc.	1,538,216	0.5
40,500	@	Alliance Data Systems Corp.	5,862,780	1.9
72,102	@	Allot Communications Ltd.	1,284,858	0.4
26,900		Amphenol Corp.	1,740,430	0.6
84,800		Analog Devices, Inc.	3,566,688	1.2
48,178		Apple, Inc.	25,680,319	8.4
51,660		ASML Holding NV	3,313,163	1.1
58,068	@	Autodesk, Inc.	2,052,704	0.7
136,350	@	Avago Technologies Ltd.	4,316,841	1.4
52,600	@	Avnet, Inc.	1,610,086	0.5
55,510	@	BMC Software, Inc.	2,201,527	0.7
207,800		Broadcom Corp.	6,901,038	2.3
838,026		Cisco Systems, Inc.	16,467,211	5.4
43,709	@	Citrix Systems, Inc.	2,873,867	0.9
58,050	@	Cognizant Technology Solutions Corp.	4,298,602	1.4
27,522	@	Commvault Systems, Inc.	1,918,559	0.6
51,910	@,L	Concur Technologies, Inc.	3,504,963	1.1
30,403	@,L	E2open, Inc.	430,506	0.1
181,300	@	eBay, Inc.	9,249,926	3.0
124,301	@	EMC Corp.	3,144,815	1.0
23,490	@	F5 Networks, Inc.	2,282,053	0.7
65,500	@	Facebook, Inc.	1,744,265	0.6
363,953	@	Fairchild Semiconductor International, Inc.	5,240,923	1.7
51,152		Fidelity National Information Services, Inc.	1,780,601	0.6
24,047	@	Fiserv, Inc.	1,900,434	0.6
22,210	@	Google, Inc. - Class A	15,755,108	5.1
39,553		International Business Machines Corp.	7,576,377	2.5
134,800		Intel Corp.	2,780,924	0.9
113,200		Intuit, Inc.	6,735,400	2.2
98,900	@	Ixia	1,679,322	0.5
180,837		Jabil Circuit, Inc.	3,488,346	1.1
39,469		Jack Henry & Associates, Inc.	1,549,553	0.5
3,770		KLA-Tencor Corp.	180,055	0.1
4,745	@	Lam Research Corp.	171,437	0.1
62,564		Lender Processing Services, Inc.	1,540,326	0.5
173,059		Linear Technology Corp.	5,935,924	1.9
9,500		Mastercard, Inc.	4,667,160	1.5
235,700		Maxim Integrated Products	6,929,580	2.3
208,000		MediaTek, Inc.	2,326,913	0.8
2,385	L	Mercadolibre, Inc.	187,389	0.1
72,500		Microchip Technology, Inc.	2,362,775	0.8
70,356	@	Micros Systems, Inc.	2,985,909	1.0
218,583		Microsoft Corp.	5,842,724	1.9
152,770	@	NXP Semiconductor NV	4,028,545	1.3
242,300		Oracle Corp.	8,073,436	2.6
25,900	@,L	Palo Alto Networks, Inc.	1,386,168	0.5
243,940		Qualcomm, Inc.	15,129,159	4.9
7,100	@	Rackspace Hosting, Inc.	527,317	0.2
33,053	@	Red Hat, Inc.	1,750,487	0.6
225,185	@	Riverbed Technolgoy, Inc.	4,440,648	1.4
62,600	@	Salesforce.com, Inc.	10,523,060	3.4
1,825		Samsung Electronics Co., Ltd.	2,622,159	0.8
40,463	@	Sandisk Corp.	1,762,568	0.6
22,300	L	SAP AG ADR	1,792,474	0.6
6,900	@,L	ServiceNow, Inc.	207,207	0.1
32,978	@	SolarWinds, Inc.	1,729,696	0.6
72,300		Tencent Holdings Ltd.	2,371,202	0.8
51,074	@	Teradata Corp.	3,160,970	1.0
138,900	@	Teradyne, Inc.	2,346,021	0.8
73,263	@	TIBCO Software, Inc.	1,612,519	0.5
78,000		Visa, Inc.	11,823,240	3.9
203,700		Xilinx, Inc.	7,312,830	2.4
		279,084,582		91.1

		Total Common Stock
		(Cost $281,647,021)	298,227,001	97.3

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.3%
		Securities Lending Collateralcc(1): 1.4%
1,000,000		Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,000,016, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,020,000, due 07/15/13-08/01/46)	1,000,000	0.4
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.3
153,870		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $153,872, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $156,948, due 10/31/17-08/15/22)	153,870	0.1
1,000,000		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,000,010, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,020,000, due 08/09/13-06/20/42)	1,000,000	0.3
1,000,000		Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,000,035, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,020,000, due 10/01/32-01/01/43)	1,000,000	0.3
		4,153,870		1.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.9%
11,946,394	BlackRock Liquidity Funds, TempFund, Institutional Class
	(Cost $11,946,394)	11,946,394	3.9

	Total Short-Term Investments
	(Cost $16,100,264)	16,100,264	5.3

	Total Investments in Securities (Cost $297,747,285)	$ 314,327,265	102.6
	Liabilities in Excess of Other Assets	(8,091,954)	(2.6)
	Net Assets	$ 306,235,311	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $302,243,545.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,700,071
Gross Unrealized Depreciation	(11,616,351)
Net Unrealized Appreciation	$12,083,720

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$ 15,006,941	$ –	$ –	$ 15,006,941
Health Care	2,219,904	1,915,574	–	4,135,478
Information Technology	268,451,145	10,633,437	–	279,084,582
Total Common Stock	285,677,990	12,549,011	–	298,227,001
Short-Term Investments	11,946,394	4,153,870	–	16,100,264
Total Investments, at fair value	$ 297,624,384	$ 16,702,881	$ –	$ 314,327,265
Other Financial Instruments+
Forward Foreign Currency Contracts	–	14,365	–	14,365
Total Assets	$ 297,624,384	$ 16,717,246	$ –	$ 314,341,630
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$ –	$ (112,929)	$ –	$ (112,929)
Total Liabilities	$ –	$ (112,929)	$ –	$ (112,929)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING BlackRock Science and Technology Opportunities Portfolio:
Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)

Citigroup, Inc.	EU Euro	600,000	Buy	01/16/13	$ 784,820	$ 792,065	$ 7,245
Citigroup, Inc.	EU Euro	310,000	Buy	01/16/13	402,067	409,187	7,120
							$ 14,365

Credit Suisse Group AG	Hong Kong Sar Dollar	13,624,000	Sell	01/16/13	$ 1,757,274	$ 1,757,848	$ (574)
Deutsche Bank AG	EU Euro	3,901,000	Sell	01/16/13	5,052,400	5,149,744	(97,344)
UBS Warburg LLC	EU Euro	900,000	Sell	01/16/13	1,173,087	1,188,098	(15,011)
							$ (112,929)

ING Small Company Portfolio	PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.2%
		Consumer Discretionary: 13.9%
262,900	@	Aeropostale, Inc.	3,420,329	0.6
10,565		Arbitron, Inc.	493,174	0.1
94,200	@	Bally Technologies, Inc.	4,211,682	0.7
104,600	@	Childrens Place Retail Stores, Inc.	4,632,734	0.8
201,800		Cooper Tire & Rubber Co.	5,117,648	0.9
292,100	@	Express, Inc.	4,407,789	0.8
257,100		Finish Line	4,866,903	0.8
56,462		Gildan Activewear, Inc.	2,065,380	0.4
9,900	@	Hibbett Sporting Goods, Inc.	521,730	0.1
154,055	@,L	Imax Corp.	3,463,156	0.6
165,200	@	Jack in the Box, Inc.	4,724,720	0.8
320,839		La-Z-Boy, Inc.	4,539,872	0.8
100,757	@	Life Time Fitness, Inc.	4,958,252	0.8
127,600		Monro Muffler, Inc.	4,462,172	0.8
133,294		OfficeMax, Inc.	1,300,949	0.2
135,255	@	Orient-Express Hotels Ltd.	1,581,131	0.3
59,100	@	Papa John's International, Inc.	3,246,954	0.6
87,046		Pool Corp.	3,683,787	0.6
100,200		Regis Corp.	1,695,384	0.3
219,723	@	Ruby Tuesday, Inc.	1,727,023	0.3
188,200	@	Sally Beauty Holdings, Inc.	4,435,874	0.8
69,900	L	Sturm Ruger & Co., Inc.	3,173,460	0.5
154,800	@	Wet Seal, Inc.	427,248	0.1
100,000		Wolverine World Wide, Inc.	4,098,000	0.7
58,201		Wyndham Worldwide Corp.	3,096,875	0.5
		80,352,226		13.9

		Consumer Staples: 1.7%
67,100		Casey's General Stores, Inc.	3,563,010	0.6
130,950		Flowers Foods, Inc.	3,047,207	0.5
71,000		Sanderson Farms, Inc.	3,376,050	0.6
		9,986,267		1.7

		Energy: 5.6%
245,500	@	Bill Barrett Corp.	4,367,445	0.8
236,115	@	Carrizo Oil & Gas, Inc.	4,939,526	0.9
71,900	@	Dril-Quip, Inc.	5,252,295	0.9
185,663	@	EPL Oil & Gas, Inc.	4,186,701	0.7
427,051	@	Key Energy Services, Inc.	2,968,004	0.5
218,700	L	Nordic American Tankers Ltd.	1,913,625	0.3
611,377	@	Petroquest Energy, Inc.	3,026,316	0.5
124,600	@	Unit Corp.	5,613,230	1.0
		32,267,142		5.6

		Financials: 23.0%
40,800	@	Affiliated Managers Group, Inc.	5,310,120	0.9
95,000		American Campus Communities, Inc.	4,382,350	0.8
194,500		Capitol Federal Financial, Inc.	2,273,705	0.4
75,488		Cash America International, Inc.	2,994,609	0.5
92,500	@	Citizens Republic Bancorp, Inc.	1,754,725	0.3
159,400		Colony Financial, Inc.	3,108,300	0.5
324,082		CubeSmart	4,721,875	0.8
818,950		DCT Industrial Trust, Inc.	5,314,985	0.9
106,335	@	Encore Capital Group, Inc.	3,255,978	0.6
92,318		EPR Properties	4,256,783	0.7
165,000		EverBank Financial Corp.	2,460,150	0.4
205,579		First American Financial Corp.	4,952,398	0.9
218,900		FirstMerit Corp.	3,106,191	0.5
86,841		IBERIABANK Corp.	4,265,630	0.7
36,300		Jones Lang LaSalle, Inc.	3,047,022	0.5
197,718		LaSalle Hotel Properties	5,020,060	0.9
85,700		LTC Properties, Inc.	3,015,783	0.5
102,300		National Bank Holdings Corp.	1,942,677	0.3
140,972		National Retail Properties, Inc.	4,398,326	0.8
25,753	@,L	Nationstar Mortgage Holdings, Inc.	797,828	0.1
117,000	@	Ocwen Financial Corp.	4,047,030	0.7
62,653	@	Piper Jaffray Cos.	2,013,041	0.4
161,772		Primerica, Inc.	4,854,778	0.8
111,836		ProAssurance Corp.	4,718,361	0.8
129,018		Prosperity Bancshares, Inc.	5,418,756	0.9
196,985		Provident Financial Services, Inc.	2,939,016	0.5
126,500		Redwood Trust, Inc.	2,136,585	0.4
163,900		Selective Insurance Group	3,158,353	0.6
72,333	@	Signature Bank	5,160,236	0.9
251,600		Starwood Property Trust, Inc.	5,776,736	1.0
145,485	@	Stifel Financial Corp.	4,651,155	0.8
501,300		Susquehanna Bancshares, Inc.	5,253,624	0.9
79,700	@	SVB Financial Group	4,460,809	0.8
153,600		Webster Financial Corp.	3,156,480	0.6
134,555		Wintrust Financial Corp.	4,938,169	0.9
		133,062,624		23.0

		Health Care: 10.8%
79,091	@	Acorda Therapeutics, Inc.	1,966,202	0.3
167,445	@	Align Technology, Inc.	4,646,599	0.8
93,949	@	Amsurg Corp.	2,819,410	0.5
84,400	@	Centene Corp.	3,460,400	0.6
81,800	@	Cubist Pharmaceuticals, Inc.	3,440,508	0.6
106,224	@	Haemonetics Corp.	4,338,188	0.7
232,737	@	Healthsouth Corp.	4,913,078	0.8
113,200	@	Impax Laboratories, Inc.	2,319,468	0.4
95,800	@,L	Incyte Corp., Ltd.	1,591,238	0.3
175,900	@,L	InterMune, Inc.	1,704,471	0.3
154,900	@	Masimo Corp.	3,254,449	0.6
106,440	@	Medicines Co.	2,551,367	0.4
53,100	@	Mednax, Inc.	4,222,512	0.7
84,152	@	Nektar Therapeutics	623,566	0.1
133,136		Owens & Minor, Inc.	3,795,707	0.7
92,124	@	PSS World Medical, Inc.	2,660,541	0.5
29,600	@	Salix Pharmaceuticals Ltd.	1,198,208	0.2
100,980		Steris Corp.	3,507,035	0.6
92,323	@,L	Theravance, Inc.	2,056,033	0.4
61,900	@	Thoratec Corp.	2,322,488	0.4
69,747		Universal Health Services, Inc.	3,372,268	0.6
41,300	@	WellCare Health Plans, Inc.	2,010,897	0.3
		62,774,633		10.8

		Industrials: 18.1%
203,285		Actuant Corp.	5,673,684	1.0
104,495		Acuity Brands, Inc.	7,077,446	1.2
101,294	@	Atlas Air Worldwide Holdings, Inc.	4,488,337	0.8
215,000		Barnes Group, Inc.	4,828,900	0.8
190,200		Brady Corp.	6,352,680	1.1
72,122	@	Clean Harbors, Inc.	3,967,431	0.7
90,415		Curtiss-Wright Corp.	2,968,325	0.5
504,964	@	Diana Shipping, Inc.	3,686,237	0.6
95,300		Forward Air Corp.	3,336,453	0.6
91,300	@	FTI Consulting, Inc.	3,012,900	0.5
375,500		Heartland Express, Inc.	4,907,785	0.8
159,096	@	HUB Group, Inc.	5,345,626	0.9
160,545	@	Mobile Mini, Inc.	3,344,152	0.6
374,800	@	Orbital Sciences Corp.	5,160,996	0.9
59,917		Regal-Beloit Corp.	4,222,351	0.7
78,100	@	Teledyne Technologies, Inc.	5,081,967	0.9
150,769	@	Tetra Tech, Inc.	3,987,840	0.7
102,500		Toro Co.	4,405,450	0.8
155,934	@	TrueBlue, Inc.	2,455,961	0.4
103,886		Universal Forest Products, Inc.	3,951,823	0.7
166,339		Waste Connections, Inc.	5,620,595	1.0
136,613		Watts Water Technologies, Inc.	5,872,993	1.0
140,452		Woodward Governor Co.	5,355,435	0.9
		105,105,367		18.1

		Information Technology: 15.5%
256,729	@	Advanced Energy Industries, Inc.	3,545,427	0.6
66,243	@	Ansys, Inc.	4,460,804	0.8
242,000	@	Aruba Networks, Inc.	5,021,500	0.9
261,747	@	Bankrate, Inc.	3,258,750	0.6
39,600	@	CACI International, Inc.	2,179,188	0.4
209,800	@	Cardtronics, Inc.	4,980,652	0.8
15,400	@	Commvault Systems, Inc.	1,073,534	0.2
91,600	@	Finisar Corp.	1,493,080	0.2
94,300		Flir Systems, Inc.	2,103,833	0.4
374,400	@	Formfactor, Inc.	1,707,264	0.3
510,973	@	Integrated Device Technology, Inc.	3,730,103	0.6
69,700	@	Liquidity Services, Inc.	2,847,942	0.5
296,914	@,L	Logitech International S.A.	2,238,732	0.4
125,389	@	Micros Systems, Inc.	5,321,509	0.9
253,140	@	Microsemi Corp.	5,326,066	0.9
153,422		MKS Instruments, Inc.	3,955,219	0.7
223,000	@	Parametric Technology Corp.	5,019,730	0.9
130,860	@	Plexus Corp.	3,376,188	0.6
283,600	@	Polycom, Inc.	2,966,456	0.5
145,400		Power Integrations, Inc.	4,886,894	0.8
215,000	@	Progress Software Corp.	4,512,850	0.8
205,300	@	QLIK Technologies, Inc.	4,459,116	0.8
299,000	@	QLogic Corp.	2,909,270	0.5
217,100	@	Riverbed Technolgoy, Inc.	4,281,212	0.7
141,900	@	Synaptics, Inc.	4,252,743	0.7
		89,908,062		15.5

		Materials: 5.9%
143,320		Buckeye Technologies, Inc.	4,114,717	0.7
320,500		Commercial Metals Co.	4,762,630	0.8
181,800		HB Fuller Co.	6,330,276	1.1
119,864		Minerals Technologies, Inc.	4,784,971	0.8
1,107,186	@,L	Thompson Creek Metals Co., Inc.	4,583,750	0.8
215,428		Worthington Industries	5,598,974	1.0
279,727		Zep, Inc.	4,039,258	0.7
		34,214,576		5.9

		Utilities: 2.7%
93,900		Cleco Corp.	3,756,939	0.6
142,497		El Paso Electric Co.	4,547,079	0.8
96,000		Idacorp, Inc.	4,161,600	0.7
121,285		Portland General Electric Co.	3,318,358	0.6
		15,783,976		2.7

	Total Common Stock
	(Cost $502,348,323)	563,454,873		97.2

EXCHANGE-TRADED FUNDS: 1.2%
83,200		iShares Russell 2000 Index Fund	7,012,928	1.2

	Total Exchange-Traded Funds
	(Cost $6,712,449)	7,012,928		1.2

	Total Long-Term Investments
	(Cost $509,060,772)	570,467,801		98.4

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.4%
		Securities Lending Collateralcc(1): 3.2%
4,422,451		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,422,524, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $4,510,900, due 08/01/27-01/01/43)	4,422,451	0.7
4,422,451		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $4,422,499, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,510,900, due 10/01/16-12/20/42)	4,422,451	0.8
4,422,451		Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $4,422,524, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $4,510,900, due 06/14/13-12/01/42)	4,422,451	0.8
930,746		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $930,755, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $949,363, due 10/31/17-08/15/22)	930,746	0.1
4,422,451		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $4,422,496, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $4,510,901, due 08/09/13-06/20/42)	4,422,451	0.8
		18,620,550		3.2

Shares			Value	Percentage of Net Assets
		Mutual Funds: 2.2%
12,549,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $12,549,000)	12,549,000	2.2

	Total Short-Term Investments
	(Cost $31,169,550)	31,169,550		5.4

	Total Investments in Securities (Cost $540,230,322)	$ 601,637,351		103.8
	Liabilities in Excess of Other Assets	(21,915,289)		(3.8)
	Net Assets	$ 579,722,062		100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $547,808,063.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$87,252,483
Gross Unrealized Depreciation	(33,423,195)
Net Unrealized Appreciation	$53,829,288

ING Australia Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.1%
		Consumer Discretionary: 3.3%
80,169		Aristocrat Leisure Ltd.	265,084	0.1
65,419		Billabong International Ltd.	57,109	0.0
14,587		Breville Group Ltd.	101,322	0.1
60,895		Crown Ltd.	680,563	0.3
84,993	L	David Jones Ltd.	209,303	0.1
109,675		Echo Entertainment Group Ltd.	396,110	0.2
336,308	L	John Fairfax Holdings Ltd.	179,727	0.1
7,938		Fleetwood Corp. Ltd.	81,363	0.0
8,869	L	Flight Centre Ltd.	250,956	0.1
11,272		G.U.D. Holdings Ltd.	101,861	0.1
91,906	L	Harvey Norman Holdings Ltd.	182,958	0.1
17,350		Invocare Ltd.	159,339	0.1
15,629	L	JB Hi-Fi Ltd.	169,158	0.1
93,492	L	Myer Holdings Ltd.	211,528	0.1
38,960	L	Navitas Ltd.	192,169	0.1
49,127		News Corp., Inc.	1,280,261	0.7
149,741		Pacific Brands Ltd.	97,373	0.0
4,117		Reject Shop Ltd.	64,475	0.0
91,938		Seven West Media Ltd.	157,721	0.1
90,152		Southern Cross Media Group Ltd.	99,658	0.1
21,198		Super Retail Group Ltd.	221,450	0.1
117,382		TABCORP Holdings Ltd.	374,921	0.2
219,119		Tattersall's Ltd.	690,177	0.4
261,250	@	Ten Network Holdings Ltd.	78,533	0.0
20,892	L	Wotif.Com Holdings Ltd.	115,887	0.1
		6,419,006		3.3

		Consumer Staples: 8.3%
84,926		Coca-Cola Amatil Ltd.	1,193,498	0.6
270,035	@	Goodman Fielder Ltd.	176,496	0.1
36,696		GrainCorp Ltd.	475,867	0.2
138,346	L	Metcash Ltd.	479,610	0.2
103,269		Treasury Wine Estates Ltd.	508,286	0.3
186,190		Wesfarmers Ltd.	7,183,452	3.7
199,566		Woolworths Ltd.	6,122,379	3.2
		16,139,588		8.3

		Energy: 6.1%
29,717	@,L	Aquila Resources Ltd.	81,341	0.0
68,724	@	Aurora Oil and Gas Ltd.	264,241	0.1
86,066	@	Australian Worldwide Exploration Ltd.	110,295	0.1
195,456		Beach Petroleum Ltd.	306,719	0.2
32,094	@	Buru Energy Ltd.	81,518	0.0
21,705		Caltex Australia Ltd.	437,784	0.2
69,540	@,L	Coalspur Mines Ltd.	53,491	0.0
61,825	@	Drillsearch Energy Ltd.	99,558	0.1
27,316	@	Karoon Gas Australia Ltd.	154,891	0.1
59,685	@	Maverick Drilling & Exploration Ltd.	45,891	0.0
175,637		Oil Search Ltd.	1,298,852	0.7
174,439		Origin Energy Ltd.	2,144,336	1.1
124,549	@	Paladin Resources Ltd.	137,512	0.1
153,181		Santos Ltd.	1,794,774	0.9
149,231	@	Senex Energy Ltd.	109,810	0.1
95,522		Whitehaven Coal Ltd.	355,996	0.2
100,314		Woodside Petroleum Ltd.	3,574,706	1.8
33,171		WorleyParsons Ltd.	817,103	0.4
		11,868,818		6.1

		Financials: 40.9%
42,914		Abacus Property Group	96,745	0.1
473,009		AMP Ltd.	2,399,287	1.2
63,951		Ardent Leisure Group	95,428	0.0
28,158		ASX Ltd.	918,919	0.5
37,771		Australand Property Group	134,045	0.1
440,357		Australia & New Zealand Banking Group Ltd.	11,597,508	6.0
49,646		Bank of Queensland Ltd.	383,155	0.2
63,773		Bendigo Bank Ltd.	568,101	0.3
66,895		BWP Trust	150,640	0.1
229,485		Centro Retail Australia	543,270	0.3
377,508		CFS Retail Property Trust	755,196	0.4
88,829		Challenger Financial Services Group Ltd.	330,988	0.2
72,917	@,X	Chapter HA Units Contingent	–	–
35,461		Charter Hall Group	121,435	0.1
43,618		Charter Hall Retail REIT	171,062	0.1
258,711		Commonwealth Bank of Australia	16,848,987	8.7
377,332		Commonwealth Property Office Fund	401,986	0.2
777,978		Dexus Property Group	826,298	0.4
29,667	L	FKP Property Group	35,382	0.0
31,376		FlexiGroup Ltd./Australia	121,207	0.0
243,164		Goodman Group	1,107,993	0.6
261,950		GPT Group	1,008,298	0.5
99,553		Henderson Group PLC	217,587	0.1
98,722		Investa Office Fund	306,672	0.2
333,025		Insurance Australia Group	1,640,269	0.8
33,117		IOOF Holdings Ltd.	251,694	0.1
83,616		Lend Lease Corp., Ltd.	816,579	0.4
54,804		Macquarie Group Ltd.	2,053,022	1.1
549,086		Mirvac Group	854,514	0.4
372,851		National Australia Bank Ltd.	9,807,172	5.0
6,643		Perpetual Ltd.	243,449	0.1
38,441	L	Platinum Asset Management Ltd.	160,229	0.1
192,040		QBE Insurance Group Ltd.	2,200,387	1.1
94,213	@	Shopping Centres Australasia Property Group	146,754	0.1
356,894		Stockland	1,319,627	0.7
206,849		Suncorp-Metway Ltd.	2,208,916	1.1
332,733		Westfield Group	3,674,671	1.9
451,693		Westfield Retail Trust	1,425,079	0.7
495,002		Westpac Banking Corp.	13,563,006	7.0
		79,505,557		40.9

		Health Care: 4.3%
25,611	L	Acrux Ltd.	77,095	0.0
21,779		Ansell Ltd.	349,024	0.2
9,090		Cochlear Ltd.	753,560	0.4
80,647		CSL Ltd.	4,553,131	2.3
24,968	@,L	Mesoblast Ltd.	139,597	0.1
74,995		Primary Health Care Ltd.	312,872	0.2
20,728		Ramsay Health Care Ltd.	591,212	0.3
128,821		ResMed, Inc.	536,530	0.3
184,822		Sigma Pharmaceuticals Ltd.	142,643	0.1
7,207		Sirtex Medical Ltd.	98,267	0.0
62,449		Sonic Healthcare Ltd.	871,706	0.4
		8,425,637		4.3

		Industrials: 6.5%
53,827		ALS Ltd./Queensland	614,027	0.3
156,812		Asciano Group	767,126	0.4
283,680		Aurizon Holdings Ltd.	1,115,544	0.6
98,899		Australian Infrastructure Fund	319,403	0.2
74,142		Boart Longyear Group	148,144	0.1
25,970		Bradken Ltd.	150,095	0.1
249,601		Brambles Ltd.	1,979,166	1.0
17,711	L	Cabcharge Australia Ltd.	81,756	0.0
22,204	L	Cardno Ltd.	162,637	0.1
82,974	L	CSR Ltd.	170,083	0.1
21,725		Decmil Group Ltd.	58,576	0.0
66,535	@	Downer EDI Ltd.	285,231	0.1
101,486		Emeco Holdings Ltd.	65,754	0.0
45,039		GWA Group Ltd.	108,667	0.1
26,284		Leighton Holdings Ltd.	496,167	0.2
63,581	@	Macquarie Atlas Roads Group	110,768	0.1
9,106		McMillan Shakespeare Ltd.	132,042	0.1
34,307		Mermaid Marine Australia Ltd.	122,783	0.1
22,456		Mineral Resources Ltd.	231,029	0.1
14,577	L	Monadelphous Group Ltd.	375,292	0.2
44,497		NRW Holdings Ltd.	89,007	0.0
364,168	@	Qantas Airways Ltd.	570,258	0.3
94,375		Qube Logistics Holdings Ltd.	165,759	0.1
32,083		SAI Global Ltd.	142,535	0.1
52,502		Seek Ltd.	387,985	0.2
15,666		Seven Group Holdings Ltd.	139,727	0.1
32,603		Skilled Group Ltd.	88,340	0.0
232,100		Sydney Airport	817,587	0.4
109,035		Toll Holdings Ltd.	522,599	0.3
74,549		Transfield Services Ltd.	152,571	0.1
141,251	@	Transpacific Industries Group Ltd.	116,251	0.1
234,457		Transurban Group	1,490,355	0.8
26,322		UGL Ltd.	300,478	0.1
231,429	@,X	Virgin Australia Holdings Ltd.	–	–
161,095	@	Virgin Australia Holdings Ltd.	70,835	0.0
		12,548,577		6.5

		Information Technology: 0.6%
34,287	L	carsales.com.au Ltd.	263,862	0.1
81,866		Computershare Ltd.	772,294	0.4
16,028		Iress Market Technology Ltd.	138,577	0.1
10,680		SMS Management & Technology Ltd.	51,912	0.0
		1,226,645		0.6

		Materials: 21.4%
71,478		Adelaide Brighton Ltd.	234,062	0.1
12,146	@	Alacer Gold Corp.	61,259	0.0
398,026		Alumina Ltd.	382,002	0.2
194,001		Amcor Ltd.	1,639,654	0.8
202,352		Arrium Ltd.	197,219	0.1
138,513		Atlas Iron Ltd.	265,063	0.1
42,105		Ausdrill Ltd.	125,726	0.1
107,025	@	Bathurst Resources Ltd.	41,674	0.0
115,005	@	Beadell Resources Ltd.	118,824	0.1
515,946		BHP Billiton Ltd.	20,142,835	10.4
82,917	@	BlueScope Steel Ltd.	303,294	0.2
119,732		Boral Ltd.	549,386	0.3
23,439	@,L	Cudeco Ltd.	106,323	0.1
70,609	@,L	Discovery Metals Ltd.	121,320	0.1
57,749		DuluxGroup Ltd.	229,007	0.1
73,027	@,L	Evolution Mining Ltd.	131,429	0.1
29,079	@	Fletcher Building Ltd.	203,357	0.1
273,530		Fortescue Metals Group Ltd.	1,363,125	0.7
143,403	@,L	Gindalbie Metals Ltd.	38,183	0.0
62,134	@,L	Gryphon Minerals Ltd.	33,875	0.0
67,280	L	Iluka Resources Ltd.	650,194	0.3
32,870		Imdex Ltd.	58,891	0.0
261,854		Incitec Pivot Ltd.	892,763	0.5
37,384		Independence Group NL	184,296	0.1
69,607		James Hardie Industries SE	673,927	0.3
24,410		Kingsgate Consolidated Ltd.	113,786	0.1
308,064	@,L	Lynas Corp. Ltd.	189,855	0.1
29,819		Medusa Mining Ltd.	169,868	0.1
13,806	@	Mineral Deposits Ltd.	56,715	0.0
119,691	@,L	Mirabela Nickel Ltd.	61,403	0.0
103,081		Mount Gibson Iron Ltd.	91,267	0.1
122,724		Newcrest Mining Ltd.	2,870,856	1.5
64,414		Northern Star Resources Ltd	83,673	0.0
28,759		Nufarm Ltd.	175,388	0.1
21,289	@	OceanaGold Corp.	62,389	0.0
58,397		Orica Ltd.	1,536,207	0.8
50,582		OZ Minerals Ltd.	359,214	0.2
75,522		Pan Australian Resources Ltd.	268,602	0.1
73,285	@	Perseus Mining Ltd.	161,964	0.1
65,663	@	Regis Resources Ltd.	352,378	0.2
105,427		Resolute Mining Ltd.	181,109	0.1
70,058		Rio Tinto Ltd.	4,925,730	2.5
15,089	@	Sandfire Resources NL	137,665	0.1
95,498	@	Saracen Mineral Holdings Ltd.	38,278	0.0
60,570	@,L	Silver Lake Resources Ltd.	211,139	0.1
26,731		Sims Group Ltd.	264,139	0.1
78,431	@	St Barbara Ltd.	119,595	0.1
394,631	@	Sundance Resources Ltd.	154,451	0.1
12,375		Troy Resources NL	47,007	0.0
24,572		Western Areas NL	115,894	0.1
		41,496,260		21.4

		Telecommunication Services: 5.0%
17,396		iiNET Ltd.	83,121	0.0
22,222		M2 Telecommunications Group Ltd.	97,495	0.1
23,742		Singapore Telecommunications Ltd.	64,702	0.0
56,449	@	Telecom Corp. of New Zealand Ltd.	105,751	0.1
2,000,493		Telstra Corp., Ltd.	9,115,739	4.7
46,021		TPG Telecom Ltd.	125,004	0.1
		9,591,812		5.0

		Utilities: 1.7%
87,759		AGL Energy Ltd.	1,410,826	0.7
131,212		APA Group	757,494	0.4
166,742	L	DUET Group	361,728	0.2
122,675	@,L	Energy World Corp. Ltd.	47,431	0.0
127,888		Envestra Ltd.	125,584	0.1
258,367		SP AusNet	300,252	0.1
190,293		Spark Infrastructure Group	332,686	0.2
		3,336,001		1.7

	Total Common Stock
	(Cost $179,884,955)	190,557,901		98.1

RIGHTS: 0.0%
		Consumer Discretionary: 0.0%
125,974	@	Ten Network Holdings Ltd.	11,813	0.0

		Industrials: 0.0%
70,907	@	Macmahon Holdings Ltd.	4,801	0.0

	Total Rights
	(Cost $35,865)	16,614		0.0

	Total Long-Term Investments
	(Cost $179,920,820)	190,574,515		98.1

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.8%
		Securities Lending Collateralcc(1): 2.5%
1,166,910		Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,166,929, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,190,248, due 07/15/13-08/01/46)	1,166,910	0.6
1,166,910		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,166,923, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,190,248, due 10/01/16-12/20/42)	1,166,910	0.6
245,577		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $245,579, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $250,489, due 10/31/17-08/15/22)	245,577	0.1
1,166,910		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,166,922, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,190,248, due 08/09/13-06/20/42)	1,166,910	0.6
1,166,910		Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,166,950, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,190,248, due 10/01/32-01/01/43)	1,166,910	0.6
		4,913,217		2.5

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.3%
565,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $565,000)	565,000	0.3

Total Short-Term Investments
(Cost $5,478,217)	5,478,217	2.8

Total Investments in Securities (Cost $185,399,037)	$196,052,732	100.9
Liabilities in Excess of Other Assets	(1,722,406)	(0.9)
Net Assets	$194,330,326	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $188,922,909.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$22,471,062
Gross Unrealized Depreciation	(15,341,239)
Net Unrealized Appreciation	$7,129,823

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$–	$6,419,006	$–	$6,419,006
Consumer Staples	–	16,139,588	–	16,139,588
Energy	–	11,868,818	–	11,868,818
Financials	267,961	79,237,596	–	79,505,557
Health Care	98,267	8,327,370	–	8,425,637
Industrials	319,403	12,229,174	–	12,548,577
Information Technology	–	1,226,645	–	1,226,645
Materials	–	41,496,260	–	41,496,260
Telecommunication Services	–	9,591,812	–	9,591,812
Utilities	–	3,336,001	–	3,336,001
Total Common Stock	685,631	189,872,270	–	190,557,901
Rights	–	16,614	–	16,614
Short-Term Investments	565,000	4,913,217	–	5,478,217
Total Investments, at fair value	$1,250,631	$194,802,101	$–	$196,052,732
Other Financial Instruments+
Futures	9,715	–	–	9,715
Forward Foreign Currency Contracts	–	1,557	–	1,557
Total Assets	$1,260,346	$194,803,658	$–	$196,064,004
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$–	$(8,822)	$–	$(8,822)
Total Liabilities	$–	$(8,822)	$–	$(8,822)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Australia Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman & Co.	Australian Dollar	620,000	Buy	03/20/13	$638,692	$640,249	$1,557
JPMorgan Chase & Co.	Australian Dollar	600,000	Buy	03/20/13	628,418	619,596	(8,822)
							$(7,265)

ING Australia Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
ASX SPI 200® Index	31	03/21/13	$3,714,965	$9,715
			$3,714,965	$9,715

See Accompanying Notes to Financial Statements

ING Emerging Markets Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.2%
		Consumer Discretionary: 6.7%
37,707		Grupo Televisa SAB ADR	1,002,252	0.9
4,992	@	Hyundai Mobis	1,354,375	1.2
11,295		Hyundai Motor Co.	2,328,399	2.1
19,300		Kia Motors Corp.	1,026,250	0.9
28,649		Naspers Ltd.	1,850,462	1.6
		7,561,738		6.7

		Consumer Staples: 4.2%
47,930		BRF - Brasil Foods SA ADR	1,011,802	0.9
55,113		Cia de Bebidas das Americas ADR	2,314,195	2.0
14,248		Fomento Economico Mexicano SAB de CV ADR	1,434,774	1.3
		4,760,771		4.2

		Energy: 17.2%
1,230,000		China Petroleum & Chemical Corp.	1,416,068	1.3
249,000		China Shenhua Energy Co., Ltd.	1,115,350	1.0
1,308,000		CNOOC Ltd.	2,881,541	2.6
390,155		Gazprom OAO ADR	3,690,866	3.3
37,381		Lukoil OAO ADR	2,472,753	2.2
6,673		NovaTek OAO GDR	815,225	0.7
1,546,000		PetroChina Co., Ltd.	2,230,363	2.0
153,876		Petroleo Brasileiro SA ADR	2,969,807	2.6
40,131		Sasol Ltd.	1,730,575	1.5
		19,322,548		17.2

		Financials: 22.8%
140,078		Banco Bradesco SA ADR	2,433,155	2.2
5,513,000		Bank of China Ltd.	2,496,742	2.2
5,283,000		China Construction Bank	4,317,331	3.8
545,000		China Life Insurance Co., Ltd.	1,805,074	1.6
31,243		ICICI Bank Ltd. ADR	1,362,507	1.2
4,768,000		Industrial and Commercial Bank of China Ltd.	3,441,432	3.1
167,125		Itau Unibanco Holding S.A. ADR	2,750,877	2.5
26,890	@	KB Financial Group, Inc.	960,481	0.9
137,500		Ping An Insurance Group Co. of China Ltd.	1,172,835	1.0
198,126		Sberbank of Russia ADR	2,436,950	2.2
31,260	@	Shinhan Financial Group Co., Ltd.	1,144,039	1.0
87,477		Standard Bank Group Ltd.	1,233,860	1.1
		25,555,283		22.8

		Industrials: 0.6%
3,062	@	Hyundai Heavy Industries	696,675	0.6

		Information Technology: 22.8%
732,100		Hon Hai Precision Industry Co., Ltd.	2,266,084	2.0
38,130	@	SK Hynix, Inc.	927,314	0.8
31,546	L	Infosys Ltd. ADR	1,334,396	1.2
84,000		MediaTek, Inc.	939,715	0.8
8,092		Samsung Electronics Co., Ltd.	11,626,584	10.4
1,803,000		Taiwan Semiconductor Manufacturing Co., Ltd.	6,030,693	5.4
74,300		Tencent Holdings Ltd.	2,436,795	2.2
		25,561,581		22.8

		Materials: 9.2%
28,032		AngloGold Ashanti Ltd.	876,730	0.8
838,855		China Steel Corp.	792,137	0.7
291,000		Formosa Plastics Corp.	791,271	0.7
53,072		Gold Fields Ltd.	658,804	0.6
39,331		Impala Platinum Holdings Ltd.	786,586	0.7
3,398		LG Chem Ltd.	1,062,051	0.9
4,790		Posco	1,569,158	1.4
19,355		Uralkali GDR	750,035	0.7
146,726		Vale SA ADR	2,978,538	2.7
		10,265,310		9.2

		Telecommunication Services: 10.7%
143,122		America Movil S.A.B de CV ADR	3,311,843	2.9
441,500		China Mobile Ltd.	5,195,441	4.6
278,000		Chunghwa Telecom Co., Ltd.	905,611	0.8
124,260		MTN Group Ltd.	2,615,514	2.4
		12,028,409		10.7

	Total Common Stock
	(Cost $97,398,732)	105,752,315		94.2

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.0%
		Securities Lending Collateralcc(1): 1.2%
289,918		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.16%, due 01/02/13 (Repurchase Amount $289,920, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.375%-6.00%, Market Value plus accrued interest $295,716, due 06/30/13-04/18/36e	289,918	0.3
1,000,000		Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $1,000,019, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $1,020,000, due 03/10/14-12/20/42)	1,000,000	0.9
		1,289,918		1.2

Shares			Value	Percentage of Net Assets
		Mutual Funds: 5.8%
6,530,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $6,530,000)	6,530,000	5.8

Total Short-Term Investments
(Cost $7,819,918)	7,819,918	7.0

Total Investments in Securities (Cost $105,218,650)	$113,572,233	101.2
Liabilities in Excess of Other Assets	(1,304,619)	(1.2)
Net Assets	$112,267,614	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $105,369,828.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$10,165,910
Gross Unrealized Depreciation	(1,963,505)
Net Unrealized Appreciation	$8,202,405

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$1,002,252	$6,559,486	$–	$7,561,738
Consumer Staples	4,760,771	–	–	4,760,771
Energy	9,133,426	10,189,122	–	19,322,548
Financials	6,232,612	19,322,671	–	25,555,283
Industrials	–	696,675	–	696,675
Information Technology	1,334,396	24,227,185	–	25,561,581
Materials	2,978,538	7,286,772	–	10,265,310
Telecommunication Services	3,311,843	8,716,566	–	12,028,409
Total Common Stock	28,753,838	76,998,477	–	105,752,315
Short-Term Investments	6,530,000	1,289,918	–	7,819,918
Total Investments, at fair value	$35,283,838	$78,288,395	$–	$113,572,233
Other Financial Instruments+
Futures	197,181	–	–	197,181
Total Assets	$35,481,019	$78,288,395	$–	$113,769,414

(1)	For the year ended December 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2012, securities valued at $1,012,014 were transferred from Level 1 to Level 2 within the fair value hierarchy.
^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

ING Emerging Markets Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	132	03/15/13	$7,085,100	$197,181
			$7,085,100	$197,181

See Accompanying Notes to Financial Statements

ING Euro STOXX 50® Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.0%
		Consumer Discretionary: 7.7%
104,507		Bayerische Motoren Werke AG	10,169,736	1.5
319,528		DaimlerChrysler AG	17,591,886	2.5
67,306		Inditex S.A.	9,456,970	1.4
84,840		LVMH Moet Hennessy Louis Vuitton S.A.	15,657,918	2.3
			52,876,510	7.7

		Consumer Staples: 9.8%
236,136		Anheuser-Busch InBev Worldwide, Inc.	20,563,919	3.0
188,800		Carrefour S.A.	4,861,123	0.7
192,119		Groupe Danone	12,655,357	1.8
75,681		L'Oreal S.A.	10,530,501	1.5
499,428		Unilever NV	19,110,021	2.8
			67,720,921	9.8

		Energy: 9.2%
869,899		ENI S.p.A.	21,310,482	3.1
247,385		Repsol YPF S.A.	5,049,831	0.8
704,998		Total S.A.	36,683,296	5.3
			63,043,609	9.2

		Financials: 24.5%
147,057		Allianz AG	20,499,407	3.0
434,350		Assicurazioni Generali S.p.A.	7,937,662	1.1
639,554		AXA S.A.	11,483,756	1.7
3,276,778		Banco Santander Central Hispano S.A.	26,630,560	3.9
1,729,906		Banco Bilbao Vizcaya Argentaria S.A.	16,072,359	2.3
335,943		BNP Paribas	19,125,352	2.8
302,756		Deutsche Bank AG	13,319,761	1.9
1,226,065	**,@	ING Groep NV	11,645,211	1.7
4,541,463		Intesa Sanpaolo S.p.A.	7,853,650	1.1
52,333		Muenchener Rueckversicherungs AG	9,447,609	1.4
246,392	@	Societe Generale	9,368,481	1.4
29,284		Unibail	7,101,498	1.0
1,756,958	@	UniCredit SpA	8,652,109	1.2
			169,137,415	24.5

		Health Care: 10.0%
268,835		Bayer AG	25,636,733	3.7
67,623		Cie Generale D'Optique Essilor International S.A.	6,820,309	1.0
382,597		Sanofi-Aventis SA	36,281,827	5.3
			68,738,869	10.0

		Industrials: 9.3%
141,127		Cie de Saint-Gobain	6,060,570	0.9
303,873		Koninklijke Philips Electronics NV	8,046,661	1.2
174,229		Schneider Electric S.A.	12,760,732	1.8
270,426		Siemens AG	29,571,403	4.3
160,749		Vinci S.A.	7,739,645	1.1
			64,179,011	9.3

		Information Technology: 5.3%
113,302		ASML Holding NV	7,266,511	1.1
1,217,455	L	Nokia OYJ	4,811,054	0.7
300,499		SAP AG	24,164,055	3.5
			36,241,620	5.3

		Materials: 7.3%
99,262		Air Liquide	12,540,603	1.8
293,274		ArcelorMittal	5,113,391	0.7
298,800		BASF AG	28,254,658	4.1
230,321	@	CRH PLC	4,683,858	0.7
			50,592,510	7.3

		Telecommunication Services: 6.4%
968,523		Deutsche Telekom AG	11,024,668	1.6
614,352		France Telecom S.A.	6,815,544	1.0
1,263,513		Telefonica S.A.	17,106,864	2.5
399,190		Vivendi	9,028,108	1.3
			43,975,184	6.4

		Utilities: 6.5%
650,511		E.ON AG	12,201,070	1.8
2,071,777		Enel S.p.A.	8,617,564	1.2
451,779		Gaz de France	9,304,923	1.3
1,467,000		Iberdrola S.A.	8,192,806	1.2
159,096		RWE AG	6,598,936	1.0
			44,915,299	6.5

		Total Common Stock
		(Cost $595,649,731)	661,420,948	96.0

PREFERRED STOCK: 1.6%
		Consumer Discretionary: 1.6%
46,766		Volkswagen AG	10,730,472	1.6

		Total Preferred Stock
		(Cost $7,500,375)	10,730,472	1.6

RIGHTS: 0.0%
		Energy: 0.0%
268,844	@	Repsol SA	163,947	0.0

		Total Rights
		(Cost $–)	163,947	0.0

		Total Long-Term Investments
		(Cost $603,150,106)	672,315,367	97.6

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
		Securities Lending Collateralcc(1): 0.7%
1,182,928		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,182,947, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $1,206,587, due 08/01/27-01/01/43)	1,182,928	0.2
1,109,306		BNP Paribas Bank, Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,109,318, collateralized by various U.S. Government Agency Obligations, 3.000%-3.500%, Market Value plus accrued interest $1,131,492, due 09/15/42-11/15/42)	1,109,306	0.1
1,182,928		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,182,941, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,206,587, due 10/01/16-12/20/42)	1,182,928	0.2
322,578		Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $322,583, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $329,030, due 06/14/13-12/01/42)	322,578	0.0
1,182,928		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,182,940, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,206,587, due 08/09/13-06/20/42)	1,182,928	0.2
			4,980,668	0.7

Total Short-Term Investments
(Cost $4,980,668)	4,980,668	0.7

Total Investments in Securities (Cost $608,130,774)	$677,296,035	98.3
Assets in Excess of Other Liabilities	12,032,793	1.7
Net Assets	$689,328,828	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
**	Investment in affiliate
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $649,119,853.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$101,149,270
Gross Unrealized Depreciation	(72,973,088)
Net Unrealized Appreciation	$28,176,182

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:(1)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$–	$52,876,510	$–	$52,876,510
Consumer Staples	12,655,357	55,065,564	–	67,720,921
Energy	–	63,043,609	–	63,043,609
Financials	–	169,137,415	–	169,137,415
Health Care	–	68,738,869	–	68,738,869
Industrials	–	64,179,011	–	64,179,011
Information Technology	–	36,241,620	–	36,241,620
Materials	–	50,592,510	–	50,592,510
Telecommunication Services	–	43,975,184	–	43,975,184
Utilities	–	44,915,299	–	44,915,299
Total Common Stock	12,655,357	648,765,591	–	661,420,948
Preferred Stock	–	10,730,472	–	10,730,472
Rights	163,947	–	–	163,947
Short-Term Investments	–	4,980,668	–	4,980,668
Total Investments, at fair value	$12,819,304	$664,476,731	$–	$677,296,035
Other Financial Instruments+
Forward Foreign Currency Contracts	–	19,226	–	19,226
Total Assets	$12,819,304	$664,495,957	$–	$677,315,261
Liabilities Table
Other Financial Instruments+
Futures	$(105,288)	$–	$–	$(105,288)
Total Liabilities	$(105,288)	$–	$–	$(105,288)

(1)	For the year ended December 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Portfolio, certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the end of the reporting period. At December 31, 2012, securities valued at $14,489,287 were transferred from Level 2 to Level 1 within the fair value hierarchy.
^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Euro STOXX 50® Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	EU Euro	1,650,000	Buy	03/20/13	$2,173,012	$2,179,390	$6,378
UBS Warburg LLC	EU Euro	4,495,000	Buy	03/20/13	5,924,338	5,937,186	12,848
							$19,226

ING Euro STOXX 50® Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro STOXX 50®	265	03/15/13	$9,146,977	$(105,288)
			$9,146,977	$(105,288)

See Accompanying Notes to Financial Statements

ING FTSE 100 Index® Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.0%
		Consumer Discretionary: 6.3%
217,694		British Sky Broadcasting PLC	2,745,659	0.5
95,663		Burberry Group PLC	1,922,977	0.4
39,826		Carnival PLC	1,546,542	0.3
401,765		Compass Group PLC	4,769,279	0.9
355,466		GKN PLC	1,341,103	0.2
59,068		InterContinental Hotels Group PLC	1,656,296	0.3
789,363		ITV PLC	1,369,367	0.3
516,975		Kingfisher PLC	2,415,616	0.4
350,694		Marks & Spencer Group PLC	2,202,939	0.4
33,798		Next PLC	2,051,632	0.4
177,454		Pearson PLC	3,458,871	0.6
262,051		Reed Elsevier PLC	2,766,656	0.5
109,800		TUI Travel PLC	509,503	0.1
38,813		Whitbread PLC	1,559,689	0.3
274,659		WPP PLC	4,012,563	0.7
		34,328,692		6.3

		Consumer Staples: 16.7%
76,054		Associated British Foods PLC	1,943,063	0.4
424,205		British American Tobacco PLC	21,564,554	4.0
549,693		Diageo PLC	16,010,780	2.9
215,378		Imperial Tobacco Group PLC	8,350,584	1.5
304,809		J Sainsbury PLC	1,724,509	0.3
140,794		Reckitt Benckiser PLC	8,937,589	1.6
204,275		SABMiller PLC	9,480,679	1.7
101,696		Tate & Lyle PLC	1,258,210	0.2
1,753,473		Tesco PLC	9,659,190	1.8
263,301		Unilever PLC	10,234,801	1.9
479,066		WM Morrison Supermarkets PLC	2,056,956	0.4
		91,220,915		16.7

		Energy: 17.9%
66,240		Amec PLC	1,095,017	0.2
735,311		BG Group PLC	12,264,907	2.2
4,154,538		BP PLC	28,886,285	5.3
78,196		John Wood Group PLC	934,801	0.2
56,497		Petrofac Ltd.	1,509,943	0.3
815,824		Royal Dutch Shell PLC - Class A	28,317,547	5.2
577,716		Royal Dutch Shell PLC - Class B	20,610,885	3.8
197,259		Tullow Oil PLC	4,112,361	0.7
		97,731,746		17.9

		Financials: 19.8%
204,693		Aberdeen Asset Management PLC	1,231,729	0.2
42,042		Admiral Group PLC	800,843	0.2
642,749		Aviva PLC	3,977,315	0.7
2,658,273		Barclays PLC	11,547,542	2.1
193,094		British Land Co. PLC	1,783,932	0.3
123,200		Capital Shopping Centres Group PLC	708,778	0.1
154,424		Hammerson PLC	1,238,290	0.2
47,618		Hargreaves Lansdown PLC	532,583	0.1
4,016,195		HSBC Holdings PLC	42,558,912	7.8
169,931		Land Securities Group PLC	2,267,064	0.4
1,279,233		Legal & General Group PLC	3,067,447	0.6
9,057,596	@	Lloyds TSB Group PLC	7,217,988	1.3
1,066,600		Old Mutual PLC	3,132,657	0.6
556,887		Prudential PLC	7,945,340	1.5
297,114		Resolution Ltd.	1,208,796	0.2
446,474	@	Royal Bank of Scotland Group PLC	2,386,386	0.5
783,653		Royal & Sun Alliance Insurance Group	1,618,384	0.3
24,664		Schroders PLC	685,282	0.1
431,473		Standard Chartered PLC	11,166,466	2.1
513,657		Standard Life PLC	2,807,896	0.5
		107,883,630		19.8

		Health Care: 7.7%
272,249		AstraZeneca PLC	12,901,868	2.3
1,074,986		GlaxoSmithKline PLC	23,405,038	4.3
122,073		Shire PLC	3,755,120	0.7
195,691		Smith & Nephew PLC	2,163,159	0.4
		42,225,185		7.7

		Industrials: 6.1%
55,018		Aggreko PLC	1,570,143	0.3
78,361		Babcock International Group	1,236,936	0.2
708,008		BAE Systems PLC	3,935,261	0.7
72,459		Bunzl PLC	1,199,328	0.2
141,981		Capita Group PLC	1,754,455	0.3
220,426		Experian Group Ltd.	3,552,607	0.7
307,329		Group 4 Securicor PLC	1,287,714	0.2
69,854		IMI PLC	1,264,312	0.2
356,240	@	International Consolidated Airlines Group SA	1,080,263	0.2
35,082		Intertek Group PLC	1,782,059	0.3
171,318		Meggitt PLC	1,072,756	0.2
276,433		Melrose Industries PLC	1,015,407	0.2
408,499	@	Rolls-Royce Holdings PLC	5,859,289	1.1
108,436		Serco Group PLC	949,876	0.2
85,560		Smiths Group PLC	1,675,925	0.3
46,378		Weir Group PLC	1,434,159	0.3
59,584		Wolseley PLC	2,849,245	0.5
		33,519,735		6.1

		Information Technology: 0.9%
300,320		ARM Holdings PLC	3,792,682	0.7
264,319		Sage Group PLC	1,270,985	0.2
		5,063,667		0.9

		Materials: 12.2%
285,174		Anglo American PLC	8,989,620	1.6
77,457		Antofagasta PLC	1,697,475	0.3
460,946		BHP Billiton PLC	16,259,253	3.0
156,919		CRH PLC	3,241,802	0.6
29,421		Croda International	1,149,927	0.2
53,399		Eurasian Natural Resources Corp.	252,550	0.0
72,919		Evraz PLC	312,949	0.1
35,999		Fresnillo PLC	1,104,150	0.2
790,199	L	Glencore International PLC	4,564,867	0.8
44,722		Johnson Matthey PLC	1,756,829	0.3
45,720		Kazakhmys PLC	590,919	0.1
42,595		Polymetal International PLC	824,970	0.2
20,039		Randgold Resources Ltd.	1,982,413	0.4
191,033		Rexam PLC	1,366,885	0.3
272,288		Rio Tinto PLC	15,881,454	2.9
21,977		Vedanta Resources PLC	424,322	0.1
353,872		Xstrata PLC	6,177,151	1.1
		66,577,536		12.2

		Telecommunication Services: 6.2%
1,718,418		BT Group PLC	6,556,145	1.2
10,769,868		Vodafone Group PLC	27,110,749	5.0
		33,666,894		6.2

		Utilities: 4.2%
1,124,397		Centrica PLC	6,136,648	1.1
793,961		National Grid PLC	9,106,314	1.7
209,158		Scottish & Southern Energy PLC	4,865,900	0.9
51,959		Severn Trent PLC	1,337,009	0.2
148,798		United Utilities Group PLC	1,638,081	0.3
		23,083,952		4.2

	Total Common Stock
	(Cost $447,675,695)	535,301,952		98.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.5%
		Securities Lending Collateralcc(1): 0.5%
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.1
607		Credit Suisse Securities, Repurchase Agreement dated 12/31/12, 0.00%, due 01/02/13 (Repurchase Amount $607, collateralized by various U.S. Government Securities, 0.250%-4.500%, Market Value plus accrued interest $619, due 07/31/13-04/30/19)	607	0.0
1,000,000		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,000,010, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,020,000, due 08/09/13-06/20/42)	1,000,000	0.2
1,000,000		Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,000,035, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,020,000, due 10/01/32-01/01/43)	1,000,000	0.2
		3,000,607		0.5

Total Short-Term Investments
(Cost $3,000,607)	3,000,607	0.5

Total Investments in Securities (Cost $450,676,302)	$538,302,559	98.5
Assets in Excess of Other Liabilities	7,969,519	1.5
Net Assets	$546,272,078	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $452,548,638.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$99,255,368
Gross Unrealized Depreciation	(13,501,447)
Net Unrealized Appreciation	$85,753,921

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$–	$34,328,692	$–	$34,328,692
Consumer Staples	–	91,220,915	–	91,220,915
Energy	–	97,731,746	–	97,731,746
Financials	–	107,883,630	–	107,883,630
Health Care	–	42,225,185	–	42,225,185
Industrials	–	33,519,735	–	33,519,735
Information Technology	–	5,063,667	–	5,063,667
Materials	–	66,577,536	–	66,577,536
Telecommunication Services	–	33,666,894	–	33,666,894
Utilities	–	23,083,952	–	23,083,952
Total Common Stock	–	535,301,952	–	535,301,952
Short-Term Investments	–	3,000,607	–	3,000,607
Total Investments, at fair value	$–	$538,302,559	$–	$538,302,559
Other Financial Instruments+
Forward Foreign Currency Contracts	–	5,218	–	5,218
Total Assets	$–	$538,307,777	$–	$538,307,777
Liabilities Table
Other Financial Instruments+
Futures	$(28,153)	$–	$–	$(28,153)
Forward Foreign Currency Contracts	–	(7,927)	–	(7,927)
Total Liabilities	$(28,153)	$(7,927)	$–	$(36,080)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING FTSE 100 Index® Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	British Pound	1,200,000	Buy	03/20/13	$1,943,665	$1,948,883	$5,218
							$5,218
Barclays Bank PLC	British Pound	610,000	Sell	03/20/13	$982,755	$990,682	$(7,927)
							$(7,927)

ING FTSE 100 Index® Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
FTSE 100 Index	85	03/15/13	$8,074,855	$(28,153)
			$8,074,855	$(28,153)

See Accompanying Notes to Financial Statements

ING Hang Seng Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Consumer Discretionary: 3.6%
743,000		Belle International Holdings	1,643,200	1.1
310,618		Esprit Holdings Ltd.	440,433	0.3
937,028		Li & Fung Ltd.	1,690,854	1.1
385,600		Sands China Ltd.	1,723,888	1.1
		5,498,375		3.6

		Consumer Staples: 2.8%
191,286		China Resources Enterprise	700,060	0.4
128,500		Hengan International Group Co., Ltd.	1,173,564	0.8
314,000		Tingyi Cayman Islands Holding Corp.	883,428	0.6
1,167,000		Want Want China Holdings Ltd.	1,635,441	1.0
		4,392,493		2.8

		Energy: 12.0%
622,000		China Coal Energy Co. - Class H	691,272	0.4
2,692,337		China Petroleum & Chemical Corp.	3,099,619	2.0
543,841		China Shenhua Energy Co., Ltd.	2,436,037	1.6
2,859,714		CNOOC Ltd.	6,299,987	4.1
512,000		Kunlun Energy Co. Ltd.	1,082,543	0.7
3,372,604		PetroChina Co., Ltd.	4,865,544	3.2
		18,475,002		12.0

		Financials: 56.4%
1,735,200		AIA Group Ltd.	6,882,385	4.5
12,704,746		Bank of China Ltd.	5,753,760	3.7
1,408,451		Bank of Communications Co., Ltd.	1,077,108	0.7
236,384	L	Bank of East Asia Ltd.	917,952	0.6
592,629		BOC Hong Kong Holdings Ltd.	1,864,282	1.2
221,739		Cheung Kong Holdings Ltd.	3,450,127	2.2
13,470,107		China Construction Bank	11,007,934	7.1
1,192,911		China Life Insurance Co., Ltd.	3,950,996	2.6
650,991		China Overseas Land & Investment Ltd.	1,979,292	1.3
328,000		China Resources Land Ltd.	908,788	0.6
357,706		Hang Lung Properties Ltd.	1,439,559	0.9
122,543		Hang Seng Bank Ltd.	1,891,691	1.2
153,024		Henderson Land Development Co., Ltd.	1,095,531	0.7
164,941		Hong Kong Exchanges and Clearing Ltd.	2,854,497	1.9
2,068,927		HSBC Holdings PLC	21,929,154	14.2
11,812,340		Industrial and Commercial Bank of China Ltd.	8,525,873	5.5
594,782		New World Development Ltd.	941,644	0.6
325,216		Ping An Insurance Group Co. of China Ltd.	2,773,998	1.8
475,265		Sino Land Co.	870,279	0.6
230,555		Sun Hung Kai Properties Ltd.	3,496,422	2.3
109,091	L	Swire Pacific Ltd.	1,364,612	0.9
243,637		Wharf Holdings Ltd.	1,941,720	1.3
		86,917,604		56.4

		Industrials: 4.1%
188,818		Cathay Pacific Airways Ltd.	350,710	0.2
198,285		China Merchants Holdings International Co., Ltd.	647,548	0.4
259,811	L	Citic Pacific Ltd.	393,080	0.3
258,697		Cosco Pacific Ltd.	375,101	0.2
341,464		Hutchison Whampoa Ltd.	3,618,477	2.4
232,143		MTR Corp.	919,877	0.6
		6,304,793		4.1

		Information Technology: 3.8%
177,375		Tencent Holdings Ltd.	5,817,316	3.8

		Materials: 0.2%
635,728	@,L	Aluminum Corp. of China Ltd.	298,947	0.2

		Telecommunication Services: 8.2%
965,601		China Mobile Ltd.	11,362,905	7.4
755,110		China Unicom Ltd.	1,227,754	0.8
		12,590,659		8.2

		Utilities: 4.8%
305,654		China Resources Power Holdings Co.	787,499	0.5
287,931		CLP Holdings Ltd.	2,419,149	1.6
836,203		Hong Kong & China Gas	2,297,476	1.5
221,822		Power Assets Holdings Ltd.	1,903,136	1.2
		7,407,260		4.8

	Total Common Stock
	(Cost $124,649,593)	147,702,449		95.9

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.7%
		Securities Lending Collateralcc(1): 0.9%
417,258		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $417,263, collateralized by various U.S. Government Securities, 0.000%-3.375%, Market Value plus accrued interest $425,603, due 07/31/13-11/15/39)	417,258	0.3
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.6
15,365		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.14%, due 01/02/13 (Repurchase Amount $15,365, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $15,672, due 08/09/13-04/18/36)	15,365	0.0
		1,432,623		0.9

Shares			Value	Percentage of Net Assets
		Mutual Funds: 3.8%
5,867,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $5,867,000)	5,867,000	3.8

Total Short-Term Investments
(Cost $7,299,623)	7,299,623	4.7

Total Investments in Securities (Cost $131,949,216)	$155,002,072	100.6
Liabilities in Excess of Other Assets	(946,594)	(0.6)
Net Assets	$154,055,478	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $135,978,859.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,838,547
Gross Unrealized Depreciation	(4,815,334)
Net Unrealized Appreciation	$19,023,213

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$–	$5,498,375	$–	$5,498,375
Consumer Staples	–	4,392,493	–	4,392,493
Energy	–	18,475,002	–	18,475,002
Financials	–	86,917,604	–	86,917,604
Industrials	–	6,304,793	–	6,304,793
Information Technology	–	5,817,316	–	5,817,316
Materials	–	298,947	–	298,947
Telecommunication Services	–	12,590,659	–	12,590,659
Utilities	–	7,407,260	–	7,407,260
Total Common Stock	–	147,702,449	–	147,702,449
Short-Term Investments	5,867,000	1,432,623	–	7,299,623
Total Investments, at fair value	$5,867,000	$149,135,072	$–	$155,002,072
Liabilities Table
Other Financial Instruments+
Futures	$(25,530)	$–	$–	$(25,530)
Total Liabilities	$(25,530)	$–	$–	$(25,530)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

ING Hang Seng Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Hang Seng Index	44	01/30/13	$6,435,784	$(25,530)
			$6,435,784	$(25,530)

See Accompanying Notes to Financial Statements

ING International Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.1%
		Consumer Discretionary: 9.7%
5,883		Accor S.A.	209,830	0.1
7,935		Adidas AG	708,196	0.2
7,400		Aisin Seiki Co., Ltd.	231,081	0.1
2,400		Asics Corp.	36,664	0.0
1,876		Bayerische Motoren Werke AG	121,526	0.0
13,257		Bayerische Motoren Werke AG	1,290,059	0.3
2,700		Benesse Holdings, Inc.	112,364	0.0
25,424		Bridgestone Corp.	661,826	0.2
42,259		British Sky Broadcasting PLC	532,990	0.1
17,135		Burberry Group PLC	344,440	0.1
6,741		Carnival PLC	261,770	0.1
2,343		Christian Dior S.A.	399,376	0.1
7,021		Cie Generale des Etablissements Michelin	672,748	0.2
19,911		Cie Financiere Richemont SA	1,562,925	0.4
73,303		Compass Group PLC	870,167	0.2
4,215		Continental AG	491,275	0.1
21,096		Crown Ltd.	235,769	0.1
7,000		Daihatsu Motor Co., Ltd.	139,460	0.0
34,907		DaimlerChrysler AG	1,921,835	0.4
4,000		Dena Co., Ltd.	131,217	0.1
18,500		Denso Corp.	644,248	0.1
7,000		Dentsu, Inc.	187,500	0.0
1,600		Don Quijote Co., Ltd.	58,857	0.0
21,177		Echo Entertainment Group Ltd.	76,484	0.0
8,885		Electrolux AB	234,692	0.1
5,308		Eutelsat Communications	176,546	0.0
2,100		Fast Retailing Co., Ltd.	535,943	0.1
34,900	@	Fiat S.p.A	175,807	0.0
23,000		Fuji Heavy Industries Ltd.	290,037	0.1
83,000	@	Galaxy Entertainment Group Ltd.	332,812	0.1
206,600		Genting International PLC	237,354	0.1
57,298		GKN PLC	216,174	0.1
36,639		Hennes & Mauritz AB	1,269,799	0.3
62,300		Honda Motor Co., Ltd.	2,307,258	0.5
800		Hugo Boss AG	85,021	0.0
13,729		Husqvarna AB - B Shares	83,322	0.0
8,447		Inditex S.A.	1,186,863	0.3
10,345		InterContinental Hotels Group PLC	290,079	0.1
17,200		Isetan Mitsukoshi Holdings Ltd.	168,325	0.0
47,000		Isuzu Motors Ltd.	280,469	0.1
147,249		ITV PLC	255,444	0.1
20,000		J Front Retailing Co., Ltd.	110,847	0.0
5,000		Jardine Cycle & Carriage Ltd.	199,149	0.0
85		Jupiter Telecommunications Co.	105,864	0.0
3,337		Kabel Deutschland Holding AG	251,163	0.1
90,768		Kingfisher PLC	424,122	0.1
4,794		Lagardere SCA	161,251	0.0
216,722		Li & Fung Ltd.	391,072	0.1
4,685		Luxottica Group S.p.A.	193,374	0.0
9,696		LVMH Moet Hennessy Louis Vuitton S.A.	1,789,476	0.4
59,217		Marks & Spencer Group PLC	371,981	0.1
104,000		Mazda Motor Corp.	213,441	0.1
2,448	L	McDonald's Holdings Co. Japan Ltd.	64,598	0.0
150,255	@	Mitsubishi Motors Corp.	155,348	0.0
8,100		Namco Bandai Holdings, Inc.	104,994	0.0
7,339		Next PLC	445,498	0.1
7,000		NGK Spark Plug Co., Ltd.	93,249	0.0
7,000		NHK Spring Co., Ltd.	57,680	0.0
13,300		Nikon Corp.	392,675	0.1
96,100		Nissan Motor Co., Ltd.	911,881	0.2
1,050		Nitori Co., Ltd.	76,930	0.0
4,260		Nokian Renkaat OYJ	170,644	0.0
1,900		Oriental Land Co., Ltd.	230,098	0.1
85,700	L	Panasonic Corp.	523,749	0.1
31,674		Pearson PLC	617,378	0.1
9,899		Pirelli & C S.p.A.	114,054	0.0
2,953		PPR	554,608	0.1
5,460		Publicis Groupe	328,493	0.1
28,500		Rakuten, Inc.	222,256	0.1
27,007		Reed Elsevier NV	400,454	0.1
47,566		Reed Elsevier PLC	502,188	0.1
7,531		Renault S.A.	408,996	0.1
1,100		Rinnai Corp.	74,738	0.0
104,000		Sands China Ltd.	464,949	0.1
1,800		Sankyo Co., Ltd.	71,424	0.0
8,100		Sega Sammy Holdings, Inc.	136,723	0.0
22,000		Sekisui Chemical Co., Ltd.	191,921	0.0
21,000		Sekisui House Ltd.	229,943	0.1
10,918		SES S.A.	314,448	0.1
35,331		Shangri-La Asia Ltd.	71,172	0.0
34,000	L	Sharp Corp.	118,913	0.0
800		Shimamura Co., Ltd.	77,741	0.0
2,700		Shimano, Inc.	172,889	0.0
64,000		Singapore Press Holdings Ltd.	211,935	0.1
77,292		SJM Holdings Ltd.	182,414	0.0
3,549		Sodexho Alliance S.A.	299,887	0.1
39,100		Sony Corp.	438,524	0.1
5,100		Stanley Electric Co., Ltd.	72,487	0.0
10,900		Sumitomo Rubber Industries, Inc.	131,806	0.0
13,700		Suzuki Motor Corp.	358,506	0.1
1,202		Swatch Group AG - BR	609,539	0.1
2,393		Swatch Group AG - Reg	207,007	0.0
27,952		TABCORP Holdings Ltd.	89,279	0.0
11,000		Takashimaya Co., Ltd.	78,277	0.0
54,078		Tattersall's Ltd.	170,334	0.0
4,800		Toho Co., Ltd.	84,483	0.0
7,300		Toyota Industries Corp.	233,060	0.1
107,089		Toyota Motor Corp.	5,000,644	1.1
730		USS Co., Ltd.	76,015	0.0
1,371		Volkswagen AG	297,423	0.1
6,496		Whitbread PLC	261,040	0.1
12,019		Wolters Kluwer NV	246,892	0.1
47,794		WPP PLC	698,235	0.2
75,200	@	Wynn Macau Ltd.	207,077	0.1
3,210	L	Yamada Denki Co., Ltd.	124,070	0.0
11,500		Yamaha Motor Co., Ltd.	127,394	0.0
26,643		Yue Yuen Industrial Holdings	90,112	0.0
		42,837,364		9.7

		Consumer Staples: 11.0%
23,600		Aeon Co., Ltd.	269,713	0.1
23,000		Ajinomoto Co., Inc.	304,347	0.1
30,929		Anheuser-Busch InBev Worldwide, Inc.	2,693,454	0.6
3,018		Aryzta AG	155,293	0.0
13,300		Asahi Group Holdings, Ltd.	283,193	0.1
11,016		Associated British Foods PLC	281,442	0.1
3,833		Beiersdorf AG	313,850	0.1
74,610		British American Tobacco PLC	3,792,816	0.9
4,018		Carlsberg A/S	395,839	0.1
21,777		Carrefour S.A.	560,703	0.1
2,208		Casino Guichard Perrachon S.A.	211,489	0.1
7,728	@	Coca-Cola Hellenic Bottling Co. S.A.	180,551	0.1
22,282		Coca-Cola Amatil Ltd.	313,138	0.1
2,745		Colruyt S.A.	135,873	0.0
22,689	@	DE Master Blenders 1753 NV	260,669	0.1
3,521		Delhaize Group	141,823	0.0
98,345		Diageo PLC	2,864,472	0.7
23,143		Distribuidora Internacional de Alimentacion SA	147,865	0.0
2,500		FamilyMart Co., Ltd.	102,995	0.0
289,122		Golden Agri-Resources Ltd.	155,591	0.0
22,276		Groupe Danone	1,467,376	0.3
3,407		Heineken Holding NV	187,599	0.0
8,506		Heineken NV	570,275	0.1
6,130		Henkel AG & Co. KGaA	420,711	0.1
6,939		Henkel KGaA - Vorzug	570,882	0.1
38,569		Imperial Tobacco Group PLC	1,495,388	0.3
36,645		J Sainsbury PLC	207,325	0.1
34,900		Japan Tobacco, Inc.	985,903	0.2
8,064		Jeronimo Martins	155,930	0.0
21,617		Kao Corp.	563,286	0.1
5,882	@	Kerry Group PLC	310,694	0.1
6,000		Kikkoman Corp.	85,675	0.0
30,000		Kirin Brewery Co., Ltd.	352,980	0.1
40,682		Koninklijke Ahold NV	545,508	0.1
2,500		Lawson, Inc.	169,588	0.0
29		Lindt & Spruengli AG	94,572	0.0
5		Lindt & Spruengli AG	189,248	0.1
9,712		L'Oreal S.A.	1,351,359	0.3
2,800		MEIJI Holdings Co., Ltd.	121,430	0.0
11,299	L	Metcash Ltd.	39,171	0.0
4,735		Metro AG	131,545	0.0
123,168		Nestle S.A.	8,035,908	1.8
8,000		Nippon Meat Packers, Inc.	110,896	0.0
7,000		Nisshin Seifun Group, Inc.	87,599	0.0
2,000		Nissin Food Products Co., Ltd.	75,876	0.0
54,272	L	Olam International Ltd.	69,714	0.0
7,926		Pernod-Ricard S.A.	919,587	0.2
25,099		Reckitt Benckiser PLC	1,593,282	0.4
735		Remy Cointreau SA	80,262	0.0
36,453		SABMiller PLC	1,691,833	0.4
31,000		Seven & I Holdings Co., Ltd.	873,914	0.2
11,600		Shiseido Co., Ltd.	163,739	0.0
2,293		Suedzucker AG	94,122	0.0
21,723		Svenska Cellulosa AB - B Shares	472,315	0.1
8,347		Swedish Match AB	280,208	0.1
17,787		Tate & Lyle PLC	220,065	0.1
309,477		Tesco PLC	1,704,787	0.4
4,000		Toyo Suisan Kaisha Ltd.	106,575	0.0
8,303		Treasury Wine Estates Ltd.	40,867	0.0
4,800		Uni-Charm Corp.	249,430	0.1
64,481		Unilever NV	2,467,289	0.6
51,238		Unilever PLC	1,991,678	0.5
38,847		Wesfarmers Ltd.	1,498,768	0.3
74,000		Wilmar International Ltd.	204,298	0.1
79,107		WM Morrison Supermarkets PLC	339,660	0.1
48,913		Woolworths Ltd.	1,500,576	0.3
3,400	L	Yakult Honsha Co., Ltd.	148,927	0.0
		48,603,736		11.0

		Energy: 7.3%
10,485	@	Subsea 7 SA	251,979	0.1
6,237		Aker Solutions ASA	129,160	0.0
13,803		Amec PLC	228,178	0.1
129,982		BG Group PLC	2,168,086	0.5
729,034		BP PLC	5,068,935	1.1
6,698		Caltex Australia Ltd.	135,097	0.0
6,402	@	Cie Generale de Geophysique-Veritas	194,534	0.0
92,527		ENI S.p.A.	2,266,694	0.5
2,539		Fugro NV	150,660	0.0
8,758		Galp Energia SGPS SA	135,948	0.1
1,100		Idemitsu Kosan Co., Ltd.	95,852	0.0
86		Inpex Holdings, Inc.	459,959	0.1
93,400		JX Holdings, Inc.	527,315	0.1
7,610	@	Lundin Petroleum AB	176,112	0.0
6,214		OMV AG	225,172	0.1
41,132		Origin Energy Ltd.	505,625	0.1
9,682		Petrofac Ltd.	258,762	0.1
32,263		Repsol YPF S.A.	658,579	0.2
144,467		Royal Dutch Shell PLC - Class A	5,014,502	1.1
102,817		Royal Dutch Shell PLC - Class B	3,668,151	0.8
10,027		Saipem S.p.A.	390,584	0.1
35,995		Santos Ltd.	421,742	0.1
13,144		SeaDrill Ltd.	484,250	0.1
43,100		Statoil ASA	1,086,319	0.3
3,738		Technip S.A.	432,250	0.1
19,509		Tenaris S.A.	406,772	0.1
12,000		TonenGeneral Sekiyu KK	103,773	0.0
81,574		Total S.A.	4,244,556	1.0
13,216	@	Transocean Ltd.	592,522	0.1
32,469		Tullow Oil PLC	676,898	0.2
24,092		Woodside Petroleum Ltd.	858,522	0.2
8,029		WorleyParsons Ltd.	197,779	0.0
		32,215,267		7.3

		Financials: 23.3%
39,761		3i Group PLC	141,905	0.0
34,685		Aberdeen Asset Management PLC	208,715	0.1
8,168		Admiral Group PLC	155,589	0.0
64,369		Aegon NV	415,814	0.1
10,226		Ageas	302,152	0.1
390,600		AIA Group Ltd.	1,549,251	0.4
17,987		Allianz AG	2,507,346	0.6
113,994		AMP Ltd.	578,222	0.1
69,000		Ascendas Real Estate Investment Trust	135,028	0.0
45,422		Assicurazioni Generali S.p.A.	830,078	0.2
6,485		ASX Ltd.	211,634	0.1
103,277		Australia & New Zealand Banking Group Ltd.	2,719,965	0.6
113,089		Aviva PLC	699,792	0.2
68,400		AXA S.A.	1,228,182	0.3
2,190		Baloise Holding AG	189,156	0.0
86,610	@	Banco de Sabadell SA	226,510	0.1
82,767	@	Banco Populare Scarl	137,821	0.0
204,973		Banco Popular Espanol S.A.	160,214	0.0
396,861		Banco Santander Central Hispano S.A.	3,225,312	0.7
47,579	@	Bank Hapoalim BM	204,135	0.1
52,422	@	Bank Leumi Le-Israel BM	178,435	0.0
59,805	L	Bank of East Asia Ltd.	232,241	0.1
14,000		Bank of Kyoto Ltd.	118,567	0.0
47,000		Bank of Yokohama Ltd.	218,532	0.1
442,239		Barclays PLC	1,921,087	0.4
208,307		Banco Bilbao Vizcaya Argentaria S.A.	1,935,357	0.4
14,002		Bendigo Bank Ltd.	124,732	0.0
38,547		BNP Paribas	2,194,494	0.5
141,410		BOC Hong Kong Holdings Ltd.	444,845	0.1
29,882		British Land Co. PLC	276,070	0.1
53,000		CapitaCommercial Trust	73,549	0.0
21,141		Capital Shopping Centres Group PLC	121,626	0.0
115,000		CapitaLand Ltd.	353,983	0.1
94,000		CapitaMall Trust	165,184	0.0
22,000		CapitaMalls Asia Ltd.	35,432	0.0
40,293		Centro Retail Australia	95,387	0.0
72,576		CFS Retail Property Trust	145,187	0.0
57,383		Cheung Kong Holdings Ltd.	892,845	0.2
28,000		Chiba Bank Ltd.	164,029	0.0
6,000		Chugoku Bank Ltd.	83,747	0.0
137,560		Sumitomo Mitsui Trust Holdings, Inc.	484,666	0.1
21,000		City Developments Ltd.	224,595	0.1
8,254		CNP Assurances	127,052	0.0
135,477	@	Commerzbank AG	259,542	0.1
60,610		Commonwealth Bank of Australia	3,947,328	0.9
3,687		Corio NV	169,072	0.0
36,480	@	Credit Agricole S.A.	297,097	0.1
6,400		Credit Saison Co., Ltd.	160,081	0.0
45,591		Credit Suisse Group	1,112,711	0.3
704	@	CaixaBank	2,450	0.0
37,069	L	CaixaBank	129,856	0.0
334		Dai-ichi Life Insurance Co., Ltd.	469,958	0.1
2,873		Daito Trust Construction Co., Ltd.	271,527	0.1
21,000		Daiwa House Industry Co., Ltd.	361,048	0.1
65,000		Daiwa Securities Group, Inc.	362,638	0.1
25,035	@	Danske Bank A/S	425,199	0.1
73,000		DBS Group Holdings Ltd.	896,186	0.2
35,616		Deutsche Bank AG	1,566,927	0.4
7,412		Deutsche Boerse AG	454,521	0.1
186,290		Dexus Property Group	197,860	0.1
39,728		DnB NOR ASA	507,790	0.1
8,271	@	Erste Bank der Oesterreichischen Sparkassen AG	262,974	0.1
82,000		First Pacific Co.	90,554	0.0
37,000		Fukuoka Financial Group, Inc.	148,177	0.0
788		Gecina S.A.	89,236	0.0
8,856		Gjensidige Forsikring ASA	127,266	0.0
83,700		Global Logistic Properties Ltd.	193,574	0.0
68,248		Goodman Group	310,977	0.1
874,585	@,X	GPT Group	–	–
53,334		GPT Group	205,293	0.1
3,200		Groupe Bruxelles Lambert S.A.	255,221	0.1
16,000		Gunma Bank Ltd.	78,281	0.0
15,000		Hachijuni Bank Ltd.	75,255	0.0
26,519		Hammerson PLC	212,650	0.1
83,682		Hang Lung Properties Ltd.	336,771	0.1
29,873		Hang Seng Bank Ltd.	461,148	0.1
2,438		Hannover Rueckversicheru - Reg	190,954	0.0
5,029		Hargreaves Lansdown PLC	56,247	0.0
36,656		Henderson Land Development Co., Ltd.	262,428	0.1
15,000		Hiroshima Bank Ltd.	62,902	0.0
39,854		Hong Kong Exchanges and Clearing Ltd.	689,720	0.2
690,698		HSBC Holdings PLC	7,319,205	1.7
20,101		Hysan Development Co., Ltd.	97,748	0.0
924		ICADE	82,497	0.0
15,722		ICAP PLC	79,501	0.0
46,759		Immofinanz Immobilien Anlagen AG	196,847	0.1
146,136	**,@	ING Groep NV	1,388,005	0.3
77,679		Insurance Australia Group	382,597	0.1
391,913		Intesa Sanpaolo S.p.A.	677,744	0.2
24,374		Investec PLC	169,684	0.0
17,848		Investor AB	468,870	0.1
10,401		Iyo Bank Ltd.	82,448	0.0
25		Japan Prime Realty Investment Corp.	72,255	0.0
24		Japan Real Estate Investment Corp.	236,451	0.1
89		Japan Retail Fund Investment Corp.	163,606	0.0
27,000		Joyo Bank Ltd.	128,284	0.0
8,972		Julius Baer Group Ltd.	319,428	0.1
8,992		KBC Groep NV	313,393	0.1
39,000		Keppel Land Ltd.	130,621	0.0
35,818		Kerry Properties Ltd.	188,170	0.0
7,902		Kinnevik Investment AB	165,290	0.0
4,887		Klepierre	195,331	0.0
30,179		Land Securities Group PLC	402,621	0.1
225,490		Legal & General Group PLC	540,698	0.1
16,811		Lend Lease Corp., Ltd.	164,173	0.0
88,827		Link Real Estate Investment Trust	444,855	0.1
1,626,442	@	Lloyds TSB Group PLC	1,296,110	0.3
5,404		London Stock Exchange Group PLC	96,398	0.0
12,963		Macquarie Group Ltd.	485,609	0.1
19,792	L	Corp. Mapfre S.A.	60,982	0.0
30,749		Mediobanca S.p.A.	189,939	0.0
125,534		Mirvac Group	195,362	0.1
48,000		Mitsubishi Estate Co., Ltd.	1,149,154	0.3
503,121		Mitsubishi UFJ Financial Group, Inc.	2,722,445	0.6
1,110		Mitsubishi UFJ Lease & Finance Co., Ltd.	47,748	0.0
32,919		Mitsui Fudosan Co., Ltd.	805,300	0.2
21,669		Mitsui Sumitomo Insurance Group Holdings, Inc.	432,448	0.1
880,172		Mizuho Financial Group, Inc.	1,613,783	0.4
6,933		Muenchener Rueckversicherungs AG	1,251,606	0.3
86,167		National Australia Bank Ltd.	2,266,467	0.5
39,179		Natixis	133,919	0.0
149,257		New World Development Ltd.	236,300	0.1
26		Nippon Building Fund, Inc.	268,964	0.1
16,326		NKSJ Holdings, Inc.	350,177	0.1
141,400		Nomura Holdings, Inc.	836,988	0.2
106,065		Nordea Bank AB	1,020,231	0.2
175,803		Old Mutual PLC	516,342	0.1
4,090		ORIX Corp.	462,000	0.1
97,608		Oversea-Chinese Banking Corp.	786,524	0.2
707		Partners Group	163,444	0.0
97,117		Prudential PLC	1,385,609	0.3
40,777		QBE Insurance Group Ltd.	467,221	0.1
12,661		Ratos AB	121,935	0.0
54,946		Resolution Ltd.	223,545	0.1
74,100		Resona Holdings, Inc.	338,813	0.1
77,488	@	Royal Bank of Scotland Group PLC	414,170	0.1
139,762		Royal & Sun Alliance Insurance Group	288,634	0.1
17,205		Sampo OYJ	557,199	0.1
4,621		Schroders PLC	128,393	0.0
6,566		Scor S.A.	177,470	0.0
23,860		Segro PLC	96,849	0.0
33,000		Shinsei Bank Ltd.	66,051	0.0
21,000		Shizuoka Bank Ltd.	205,131	0.1
39,000		Singapore Exchange Ltd.	226,633	0.1
107,843		Sino Land Co.	197,476	0.1
55,314		Skandinaviska Enskilda Banken AB	473,249	0.1
26,457	@	Societe Generale	1,005,966	0.2
7,800		Sony Financial Holdings, Inc.	140,230	0.0
92,150		Standard Chartered PLC	2,384,830	0.5
89,688		Standard Life PLC	490,278	0.1
102,944		Stockland	380,639	0.1
51,800		Sumitomo Mitsui Financial Group, Inc.	1,882,506	0.4
14,000		Sumitomo Realty & Development Co., Ltd.	466,394	0.1
59,915		Sun Hung Kai Properties Ltd.	908,625	0.2
47,469		Suncorp-Metway Ltd.	506,916	0.1
7,000		Suruga Bank Ltd.	86,094	0.0
19,035		Svenska Handelsbanken AB	684,344	0.2
31,944		Swedbank AB	627,552	0.1
25,579		Swire Pacific Ltd.	319,966	0.1
17,800		Swire Properties Ltd.	59,951	0.0
1,255		Swiss Life Holding	167,513	0.0
1,963		Swiss Prime Site AG	163,860	0.0
13,888		Swiss Re Ltd.	1,006,864	0.2
22,900		T&D Holdings, Inc.	278,814	0.1
28,750		Tokio Marine Holdings, Inc.	800,954	0.2
20,000		Tokyu Land Corp.	146,542	0.0
139,020		UBS AG - Reg	2,175,508	0.5
3,562		Unibail	863,801	0.2
155,650	@	UniCredit SpA	766,496	0.2
51,206		Unione di Banche Italiane SCPA	238,780	0.1
48,000		United Overseas Bank Ltd.	787,394	0.2
1,435		Wendel	147,923	0.0
83,908		Westfield Group	926,672	0.2
92,531		Westfield Retail Trust	291,933	0.1
119,752		Westpac Banking Corp.	3,281,193	0.7
57,264		Wharf Holdings Ltd.	456,378	0.1
36,882		Wheelock & Co., Ltd.	188,138	0.0
8,818		Wing Hang Bank Ltd.	92,883	0.0
6,000		Yamaguchi Financial Group, Inc.	52,988	0.0
5,694		Zurich Financial Services AG	1,525,753	0.3
		103,611,500		23.3

		Health Care: 9.3%
4,152		Actelion Ltd. - Reg	198,677	0.0
1,700		Alfresa Holdings Corp.	66,448	0.0
18,500		Astellas Pharma, Inc.	831,789	0.2
48,931		AstraZeneca PLC	2,318,838	0.5
31,656		Bayer AG	3,018,790	0.7
10,100		Chugai Pharmaceutical Co., Ltd.	193,517	0.0
2,639		Cochlear Ltd.	218,773	0.1
4,180		Coloplast A/S	204,988	0.1
21,300		CSL Ltd.	1,202,545	0.3
26,300		Daiichi Sankyo Co., Ltd.	403,763	0.1
10,900		Eisai Co., Ltd.	454,997	0.1
19,744	@	Elan Corp. PLC	202,448	0.1
10,292		Elekta AB	160,477	0.0
8,174		Cie Generale D'Optique Essilor International S.A.	824,412	0.2
4,828		Fresenius AG	555,553	0.1
7,514		Fresenius Medical Care AG & Co. KGaA	518,560	0.1
7,415		Getinge AB	252,057	0.1
193,961		GlaxoSmithKline PLC	4,222,999	1.0
271	@	Grifols SA	6,832	0.0
5,435	@	Grifols SA	190,053	0.0
2,600		Hisamitsu Pharmaceutical Co., Inc.	129,403	0.0
11,000		Kyowa Hakko Kogyo Co., Ltd.	108,517	0.0
2,318		Lonza Group AG	125,604	0.0
5,200		Medipal Holdings Corp.	57,654	0.0
2,007		Merck KGaA	264,514	0.1
1,900		Miraca Holdings, Inc.	76,609	0.0
8,100		Mitsubishi Tanabe Pharma Corp.	105,638	0.0
88,362		Novartis AG	5,582,118	1.3
15,672		Novo-Nordisk A/S	2,551,976	0.6
8,800		Olympus Corp.	170,726	0.0
3,300		Ono Pharmaceutical Co., Ltd.	168,578	0.0
4,370		Orion Oyj	128,666	0.0
12,300		Otsuka Holdings Co. Ltd.	346,507	0.1
480	@	Prothena Corp. PLC	3,518	0.0
8,862	@	Qiagen NV	160,945	0.0
2,256		Ramsay Health Care Ltd.	64,346	0.0
26,992		Roche Holding AG - Genusschein	5,457,275	1.2
45,570		Sanofi-Aventis SA	4,321,421	1.0
2,700		Santen Pharmaceutical Co., Ltd.	103,715	0.0
15,300		Shionogi & Co., Ltd.	254,957	0.1
20,588		Shire PLC	633,313	0.1
35,078		Smith & Nephew PLC	387,750	0.1
14,766		Sonic Healthcare Ltd.	206,114	0.1
1,851		Sonova Holding AG - Reg	205,206	0.1
4,600		Suzuken Co., Ltd.	129,596	0.0
2,600		Sysmex Corp.	119,727	0.0
1,100		Taisho Pharmaceutical Holdings Co. Ltd.	75,551	0.0
31,100		Takeda Pharmaceutical Co., Ltd.	1,390,015	0.3
5,600		Terumo Corp.	222,376	0.1
36,318		Teva Phaemaceutical Industries Ltd.	1,349,558	0.3
5,039		UCB S.A.	288,678	0.1
838	@	William Demant Holding	71,994	0.0
		41,309,081		9.3

		Industrials: 12.0%
83,938		ABB Ltd.	1,740,667	0.4
14,590		Abertis Infraestructuras S.A.	240,975	0.1
7,621		ACS Actividades de Construccion y Servicios S.A.	193,145	0.0
4,916		Adecco S.A.	260,343	0.1
992		Aeroports de Paris	76,804	0.0
10,052		Aggreko PLC	286,871	0.1
13,783		Alfa Laval AB	288,200	0.1
30,000	L	All Nippon Airways Co., Ltd.	63,027	0.0
15,303		ALS Ltd./Queensland	174,568	0.0
7,939		Alstom	319,816	0.1
14,000		Amada Co., Ltd.	91,099	0.0
2,764		Andritz AG	177,612	0.0
31		AP Moller - Maersk A/S	220,791	0.1
53		AP Moller - Maersk A/S - Class B	401,351	0.1
40,000	L	Asahi Glass Co., Ltd.	292,064	0.1
38,956		Asciano Group	190,573	0.0
12,466		Assa Abloy AB	469,254	0.1
15,421		Altantia S.p.A.	280,025	0.1
27,355		Atlas Copco AB - Class A	758,562	0.2
18,280		Atlas Copco AB - Class B	448,710	0.1
39,544		Auckland International Airport Ltd.	87,529	0.0
65,737		Aurizon Holdings Ltd.	258,504	0.1
14,280		Babcock International Group	225,411	0.1
125,723		BAE Systems PLC	698,796	0.2
34,079		Balfour Beatty PLC	153,388	0.0
6,685		Bouygues S.A.	198,928	0.1
59,340		Brambles Ltd.	470,526	0.1
1,720		Brenntag AG	226,603	0.1
12,261		Bunzl PLC	202,942	0.1
2,078		Bureau Veritas SA	233,007	0.1
25,692		Capita Group PLC	317,475	0.1
51,053		Cathay Pacific Airways Ltd.	94,826	0.0
6,000		Central Japan Railway Co.	486,957	0.1
6,000		Chiyoda Corp.	85,951	0.0
15,518		Cie de Saint-Gobain	666,406	0.2
43,287		Cobham PLC	157,286	0.0
64,000		ComfortDelgro Corp., Ltd.	94,152	0.0
26,000		Dai Nippon Printing Co., Ltd.	203,877	0.1
9,000		Daikin Industries Ltd.	309,142	0.1
12,910		Deutsche Lufthansa AG	244,056	0.1
31,746		Deutsche Post AG	699,226	0.2
6,971		DSV A/S	180,357	0.0
13,102		East Japan Railway Co.	847,230	0.2
6,400		Edenred	197,942	0.1
15,945		European Aeronautic Defence and Space Co. NV	628,575	0.1
38,072		Experian Group Ltd.	613,607	0.1
7,400		Fanuc Ltd.	1,376,767	0.3
16,172		Ferrovial SA	240,743	0.1
32,508		Fiat Industrial SpA	356,146	0.1
985		Fraport AG Frankfurt Airport Services Worldwide	57,461	0.0
41,000		Fraser and Neave Ltd.	327,613	0.1
55,656		Group 4 Securicor PLC	233,200	0.1
6,958		GEA Group AG	226,246	0.1
1,472		Geberit AG - Reg	326,306	0.1
16,997		Groupe Eurotunnel S.A.	132,080	0.0
42,000		Hankyu Hanshin Holdings, Inc.	217,153	0.1
8,719		Hexagon AB	220,488	0.1
13,000		Hino Motors Ltd.	117,505	0.0
4,100		Hitachi Construction Machinery Co., Ltd.	86,226	0.0
9,000		Hopewell Holdings	39,022	0.0
209,400		Hutchison Port Holdings Trust	165,426	0.0
87,615		Hutchison Whampoa Ltd.	928,452	0.2
54,000		IHI Corp.	140,028	0.0
11,845		IMI PLC	214,387	0.1
32,094	@	International Consolidated Airlines Group SA	95,276	0.0
5,366		Intertek Group PLC	272,576	0.1
33,181		Invensys PLC	177,571	0.0
57,800		Itochu Corp.	610,894	0.1
2,500	@	Japan Airlines Co. Ltd.	107,459	0.0
9,000		JGC Corp.	280,453	0.1
10,600		LIXIL Group Corp.	236,439	0.1
8,100		JTEKT Corp.	77,221	0.0
31,000		Kajima Corp.	102,569	0.0
10,000		Kamigumi Co., Ltd.	79,788	0.0
57,000		Kawasaki Heavy Industries Ltd.	155,013	0.0
18,000		Keihin Electric Express Railway Co., Ltd.	159,797	0.0
21,000		Keio Corp.	156,557	0.0
13,000		Keisei Electric Railway Co., Ltd.	109,704	0.0
54,700		Keppel Corp., Ltd.	499,497	0.1
61,000	L	Kintetsu Corp.	249,961	0.1
36,000		Komatsu Ltd.	923,774	0.2
6,089		Kone OYJ	450,343	0.1
3,281		Koninklijke Boskalis Westminster NV	148,522	0.0
39,250		Koninklijke Philips Electronics NV	1,039,353	0.2
2,584		Koninklijke Vopak NV	182,658	0.0
43,000		Kubota Corp.	494,388	0.1
2,358		Kuehne & Nagel International AG	284,279	0.1
5,800		Kurita Water Industries Ltd.	127,374	0.0
8,366		Legrand S.A.	355,022	0.1
5,312		Leighton Holdings Ltd.	100,275	0.0
4,100		Makita Corp.	190,463	0.0
1,557		MAN AG	167,255	0.0
64,000		Marubeni Corp.	459,215	0.1
29,970		Meggitt PLC	187,666	0.0
60,400		Melrose Industries PLC	221,864	0.1
4,873		Metso OYJ	208,038	0.1
53,800		Mitsubishi Corp.	1,035,809	0.2
75,000		Mitsubishi Electric Corp.	638,577	0.1
125,000		Mitsubishi Heavy Industries Ltd.	604,654	0.1
66,907		Mitsui & Co., Ltd.	1,002,860	0.2
37,000		Mitsui OSK Lines Ltd.	110,221	0.0
57,658		MTR Corp.	228,472	0.1
3,800		Nabtesco Corp.	84,878	0.0
13,000		NGK Insulators Ltd.	154,215	0.0
4,300		Nidec Corp.	251,115	0.1
34,000		Nippon Express Co., Ltd.	140,496	0.0
62,000		Nippon Yusen KK	145,938	0.0
154,727		Noble Group Ltd.	149,485	0.0
18,000		NSK Ltd.	128,082	0.0
49,072		NWS Holdings Ltd.	83,404	0.0
20,000		Obayashi Corp.	112,762	0.0
23,000	L	Odakyu Electric Railway Co., Ltd.	239,297	0.1
27,768		Orkla ASA	243,346	0.1
9,115		Prysmian S.p.A.	181,945	0.0
40,324	@	Qantas Airways Ltd.	63,144	0.0
4,352		Randstad Holdings NV	161,535	0.0
4,333		Rexel SA	88,622	0.0
75,368	@	Rolls-Royce Holdings PLC	1,081,038	0.2
8,602	L	Safran S.A.	372,528	0.1
39,008		Sandvik AB	626,927	0.1
11,867		Scania AB - B Shares	246,731	0.1
906		Schindler Holding AG	128,489	0.0
1,925		Schindler Holding AG	278,462	0.1
19,692		Schneider Electric S.A.	1,442,265	0.3
8,000		Secom Co., Ltd.	403,058	0.1
10,023		Securitas AB	87,868	0.0
36,000		SembCorp Industries Ltd.	156,972	0.0
34,000	L	SembCorp Marine Ltd.	129,887	0.0
14,534		Serco Group PLC	127,315	0.0
207		SGS S.A.	459,760	0.1
21,000		Shimizu Corp.	78,942	0.0
31,640		Siemens AG	3,459,871	0.8
21,000		Singapore Airlines Ltd.	186,261	0.0
16,101		Skanska AB	264,232	0.1
13,308		SKF AB - B Shares	337,060	0.1
2,200		SMC Corp.	399,640	0.1
15,032		Smiths Group PLC	294,443	0.1
63,348		Snam Rete Gas S.p.A.	295,682	0.1
1,136		Societe BIC S.A.	136,170	0.0
51,500		Sojitz Corp.	76,145	0.0
58,000		Singapore Technologies Engineering Ltd.	183,060	0.0
867		Sulzer AG	137,219	0.0
45,600		Sumitomo Corp.	585,039	0.1
28,300		Sumitomo Electric Industries Ltd.	327,115	0.1
19,000		Sumitomo Heavy Industries	91,058	0.0
39,000		Taisei Corp.	129,686	0.0
3,716		Thales S.A.	129,476	0.0
4,500		THK Co., Ltd.	80,936	0.0
11,902		TNT Express NV	132,436	0.0
37,000		Tobu Railway Co., Ltd.	196,216	0.0
44,000		Tokyu Corp.	247,884	0.1
29,874		Toll Holdings Ltd.	143,184	0.0
27,000		Toppan Printing Co., Ltd.	167,376	0.0
10,000		Toto Ltd.	75,181	0.0
8,500		Toyota Tsusho Corp.	209,804	0.1
49,105		Transurban Group	312,142	0.1
3,795		Vallourec	199,209	0.1
17,986		Vinci S.A.	865,979	0.2
53,708		Volvo AB - B Shares	740,587	0.2
6,236		Wartsila OYJ	271,491	0.1
8,376		Weir Group PLC	259,013	0.1
6,700		West Japan Railway Co.	263,958	0.1
10,277		Wolseley PLC	491,435	0.1
14,900		Yamato Holdings Co., Ltd.	226,435	0.1
1,378		Zodiac Aerospace	152,561	0.0
		53,410,752		12.0

		Information Technology: 4.1%
5,500		Advantest Corp.	86,862	0.0
12,374		Amadeus IT Holding S.A.	312,710	0.1
54,838		ARM Holdings PLC	692,538	0.2
3,600		ASM Pacific Technology Ltd.	44,197	0.0
11,960		ASML Holding NV	767,043	0.2
1,959		Atos Origin	137,575	0.0
8,300		Brother Industries Ltd.	89,353	0.0
44,400	L	Canon, Inc.	1,720,933	0.4
5,789		Capgemini S.A.	253,140	0.1
19,806		Computershare Ltd.	186,843	0.0
2,368		Dassault Systemes SA	264,761	0.1
116,268		Telefonaktiebolaget LM Ericsson	1,174,452	0.3
18,900		Fuji Photo Film Co., Ltd.	380,265	0.1
73,000		Fujitsu Ltd.	306,160	0.1
3,144		Gemalto NV	283,794	0.1
2,200		Hamamatsu Photonics KK	79,989	0.0
1,400		Hirose Electric Co., Ltd.	167,635	0.0
184,000		Hitachi Ltd.	1,082,750	0.3
17,100		Hoya Corp.	336,937	0.1
4,700		Ibiden Co., Ltd.	75,210	0.0
42,541		Infineon Technologies AG	346,560	0.1
1,807		Keyence Corp.	501,126	0.1
3,400		Konami Corp.	76,566	0.0
19,500		Konica Minolta Holdings, Inc.	140,329	0.0
6,200		Kyocera Corp.	562,125	0.1
1,200	@	Mellanox Technologies Ltd.	74,330	0.0
8,700		Murata Manufacturing Co., Ltd.	513,225	0.1
105,000		NEC Corp.	221,480	0.1
1,992	@	NICE Systems Ltd.	66,718	0.0
4,000		Nintendo Co., Ltd.	427,109	0.1
14,000		Nippon Electric Glass Co., Ltd.	79,716	0.0
152,560	L	Nokia OYJ	602,876	0.1
3,900		Nomura Research Institute Ltd.	81,240	0.0
52		NTT Data Corp.	162,772	0.0
7,800		Omron Corp.	187,226	0.1
30,000	L	Ricoh Co., Ltd.	318,433	0.1
4,000		Rohm Co., Ltd.	130,759	0.0
50,498		Sage Group PLC	242,821	0.1
35,410		SAP AG	2,847,428	0.6
10,000		Shimadzu Corp.	68,237	0.0
25,768	@	STMicroelectronics NV	187,065	0.1
4,900	L	TDK Corp.	178,442	0.0
6,400		Tokyo Electron Ltd.	295,176	0.1
157,000		Toshiba Corp.	621,441	0.1
4,800	L	Trend Micro, Inc.	145,033	0.0
6,506		United Internet AG	140,695	0.0
583		Yahoo! Japan Corp.	188,773	0.1
10,300		Yokogawa Electric Corp.	112,942	0.0
		17,963,790		4.1

		Materials: 9.3%
12,018		Air Liquide	1,518,335	0.3
6,000		Air Water, Inc.	76,793	0.0
9,260		Akzo Nobel NV	612,985	0.1
88,666		Alumina Ltd.	85,097	0.0
46,964		Amcor Ltd.	396,929	0.1
50,687		Anglo American PLC	1,597,821	0.4
15,130		Antofagasta PLC	331,575	0.1
35,470		ArcelorMittal	618,439	0.1
2,310		Arkema	242,548	0.1
48,000		Asahi Kasei Corp.	283,829	0.1
35,325		BASF AG	3,340,347	0.8
125,254		BHP Billiton Ltd.	4,889,990	1.1
82,657		BHP Billiton PLC	2,915,615	0.7
10,994		Boliden AB	208,897	0.0
22,785		Boral Ltd.	104,548	0.0
26,859	@	CRH PLC	546,210	0.1
5,385		Croda International	210,474	0.0
13,000		Daicel Corp.	86,012	0.0
25,824		Fletcher Building Ltd.	181,266	0.0
52,488		Fortescue Metals Group Ltd.	261,572	0.1
7,910		Fresnillo PLC	242,613	0.1
279		Givaudan	294,844	0.1
145,693	L	Glencore International PLC	841,648	0.2
5,546		HeidelbergCement AG	339,371	0.1
7,000		Hitachi Metals Ltd.	59,695	0.0
9,308		Holcim Ltd.	685,582	0.2
15,793		Iluka Resources Ltd.	152,624	0.0
2,039		Imerys S.A.	130,779	0.0
57,537		Incitec Pivot Ltd.	196,166	0.0
17,200		Israel Chemicals Ltd.	207,142	0.0
16,704		James Hardie Industries SE	161,726	0.0
18,100		JFE Holdings, Inc.	341,124	0.1
8,004		Johnson Matthey PLC	314,424	0.1
9,700		JSR Corp.	185,150	0.0
5,775		K+S AG	268,214	0.1
8,000		Kansai Paint Co., Ltd.	86,215	0.0
6,799		Kazakhmys PLC	87,875	0.0
87,000		Kobe Steel Ltd.	111,162	0.0
6,603		Koninklijke DSM NV	402,427	0.1
13,800		Kuraray Co., Ltd.	180,906	0.0
7,344		Lafarge S.A.	474,222	0.1
3,139		Lanxess	276,797	0.1
6,606		Linde AG	1,155,715	0.3
57,500		Mitsubishi Chemical Holdings Corp.	286,441	0.1
25,000		Mitsubishi Gas Chemical Co., Inc.	153,347	0.0
40,000		Mitsubishi Materials Corp.	136,747	0.0
29,309		Newcrest Mining Ltd.	685,619	0.2
315,790		Nippon Steel Corp.	777,530	0.2
7,000		Nitto Denko Corp.	344,741	0.1
34,165		Norsk Hydro ASA	173,406	0.0
9,588		Novozymes A/S	272,171	0.1
25,000		OJI Paper Co., Ltd.	86,234	0.0
14,103		Orica Ltd.	370,997	0.1
11,190		OZ Minerals Ltd.	79,467	0.0
3,332		Randgold Resources Ltd.	329,627	0.1
34,700		Rexam PLC	248,286	0.1
16,598		Rio Tinto Ltd.	1,166,994	0.3
51,500		Rio Tinto PLC	3,003,786	0.7
1,481		Salzgitter AG	77,618	0.0
16,686		Shin-Etsu Chemical Co., Ltd.	1,018,348	0.2
49,000	L	Showa Denko KK	74,893	0.0
100		Sika AG	231,295	0.1
6,750		Sims Group Ltd.	66,699	0.0
2,328		Solvay S.A.	338,754	0.1
26,805		Stora Enso OYJ (Euro Denominated Security)	187,620	0.0
57,000		Sumitomo Chemical Co., Ltd.	179,632	0.0
20,000		Sumitomo Metal Mining Co., Ltd.	282,318	0.1
3,636		Syngenta AG	1,468,894	0.3
36,000		Taiheiyo Cement Corp.	98,975	0.0
47,000		Teijin Ltd.	117,047	0.0
15,184		ThyssenKrupp AG	358,535	0.1
57,000		Toray Industries, Inc.	350,152	0.1
6,500		Toyo Seikan Kaisha Ltd.	87,591	0.0
37,000		Ube Industries Ltd./Japan	88,883	0.0
4,445		Umicore	246,134	0.1
24,043		UPM-Kymmene OYJ	282,861	0.1
4,474		Voestalpine AG	164,390	0.0
80,061		Xstrata PLC	1,397,536	0.3
6,758		Yara International ASA	336,945	0.1
		41,276,216		9.3

		Telecommunication Services: 4.6%
6,092		Belgacom S.A.	179,176	0.0
70,390		Bezeq Israeli Telecommunication Corp., Ltd.	81,533	0.0
300,599		BT Group PLC	1,146,852	0.3
108,415		Deutsche Telekom AG	1,234,085	0.3
5,777		Elisa OYJ	128,075	0.0
71,592		France Telecom S.A.	794,233	0.2
340		Iliad SA	58,365	0.0
16,163		Inmarsat PLC	155,796	0.0
11,200		KDDI Corp.	791,810	0.2
44,333		Koninklijke KPN NV	219,242	0.1
17,300		Nippon Telegraph & Telephone Corp.	728,381	0.2
583		NTT DoCoMo, Inc.	840,406	0.2
28,415		Portugal Telecom SGPS S.A.	141,502	0.0
306,000		Singapore Telecommunications Ltd.	832,635	0.2
34,300		Softbank Corp.	1,256,794	0.3
905		Swisscom AG	392,149	0.1
17,926		TDC A/S	127,008	0.0
11,746		Tele2 AB - B Shares	212,307	0.0
93,455		Telecom Corp. of New Zealand Ltd.	176,893	0.0
368,530		Telecom Italia S.p.A.	334,283	0.1
281,728		Telecom Italia S.p.A. RNC	224,226	0.1
162,345		Telefonica S.A.	2,198,010	0.5
11,815		Telekom Austria AG	89,714	0.0
1,478		Telenet Group Holding NV	69,549	0.1
27,547		Telenor ASA	560,907	0.1
84,999		TeliaSonera AB	577,058	0.1
178,064		Telstra Corp., Ltd.	811,393	0.2
48,460		Vivendi	1,095,975	0.2
1,913,918		Vodafone Group PLC	4,817,863	1.1
1,799		Ziggo NV	58,795	0.0
		20,335,015		4.6

		Telecommunications: 0.0%
2,332		Millicom International Cellular S.A.	202,420	0.0

		Utilities: 3.5%
21,131		AGL Energy Ltd.	339,705	0.1
28,599		APA Group	165,103	0.0
208,728		Centrica PLC	1,139,180	0.3
20,236		Cheung Kong Infrastructure Holdings Ltd.	124,998	0.0
25,800		Chubu Electric Power Co., Inc.	344,295	0.1
10,344		Chugoku Electric Power Co., Inc.	162,775	0.0
70,103		CLP Holdings Ltd.	588,994	0.1
68,723		E.ON AG	1,288,978	0.3
3,800		Electric Power Development Co., Ltd.	90,128	0.0
9,725		Electricite de France SA	180,210	0.0
6,765		Enagas	144,934	0.0
66,758		Enel Green Power SpA	124,355	0.0
265,364		Enel S.p.A.	1,103,783	0.3
76,142		Energias de Portugal S.A.	231,609	0.1
16,683		Fortum OYJ	312,323	0.1
13,909		Gas Natural SDG S.A.	250,744	0.1
49,994		Gaz de France	1,029,686	0.2
5,600		Hokuriku Electric Power Co.	66,459	0.0
216,692		Hong Kong & China Gas	595,363	0.1
54,302		Power Assets Holdings Ltd.	465,888	0.1
154,212		Iberdrola S.A.	861,233	0.2
29,100		Kansai Electric Power Co., Inc.	305,612	0.1
17,700		Kyushu Electric Power Co., Inc.	201,802	0.0
139,257		National Grid PLC	1,597,204	0.4
71,000		Osaka Gas Co., Ltd.	257,895	0.1
4,921	L	Red Electrica de Espana	243,079	0.1
19,023		RWE AG	789,030	0.2
36,498		Scottish & Southern Energy PLC	849,098	0.2
8,031		Severn Trent PLC	206,654	0.0
5,700		Shikoku Electric Power Co., Inc.	90,934	0.0
11,378		Suez Environnement S.A.	137,251	0.0
52,101		Terna S.p.A	208,496	0.1
9,000		Toho Gas Co., Ltd.	48,262	0.0
17,700		Tohoku Electric Power Co., Inc.	165,044	0.0
50,500		Tokyo Electric Power Co., Inc.	121,708	0.0
96,079		Tokyo Gas Co., Ltd.	438,990	0.1
26,033		United Utilities Group PLC	286,591	0.1
13,121		Veolia Environnement	159,067	0.0
		15,717,460		3.5

	Total Common Stock
	(Cost $325,498,698)	417,482,601		94.1

PREFERRED STOCK: 0.4%
		Consumer Discretionary: 0.4%
5,745		Porsche AG	472,901	0.1
3,150		ProSieben SAT.1 Media AG	89,725	0.0
5,822		Volkswagen AG	1,335,860	0.3

	Total Preferred Stock
	(Cost $992,530)	1,898,486		0.4

RIGHTS: 0.0%
		Consumer Staples: 0.0%
16,987	@,X	Olam International Ltd.	417	0.0

		Energy: 0.0%
32,263	@	Repsol SA	19,675	0.0

		Financials: –%
15,860	@,X	Immoeast AG	–	–

	Total Rights
	(Cost $–)	20,092		0.0

	Total Long-Term Investments
	(Cost $326,491,228)	419,401,179		94.5

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.5%
		Securities Lending Collateralcc(1): 1.4%
1,473,951		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,473,975, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $1,503,430, due 08/01/27-01/01/43)	1,473,951	0.4
1,473,951		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,473,967, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,503,430, due 10/01/16-12/20/42)	1,473,951	0.3
1,473,951		Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,473,975, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,503,430, due 06/14/13-12/01/42)	1,473,951	0.3
310,207		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $310,210, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $316,412, due 10/31/17-08/15/22)	310,207	0.1
1,473,951		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,473,966, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,503,430, due 08/09/13-06/20/42)	1,473,951	0.3
		6,206,011		1.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 5.1%
22,447,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $22,447,000)	22,447,000	5.1

Total Short-Term Investments
(Cost $28,653,011)	28,653,011	6.5

Total Investments in Securities (Cost $355,144,239)	$448,054,190	101.0
Liabilities in Excess of Other Assets	(4,254,810)	(1.0)
Net Assets	$443,799,380	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
**	Investment in affiliate
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $365,134,293.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$107,091,654
Gross Unrealized Depreciation	(24,171,757)
Net Unrealized Appreciation	$82,919,897

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$355,994	$42,481,370	$–	$42,837,364
Consumer Staples	1,864,062	46,739,674	–	48,603,736
Energy	135,948	32,079,319	–	32,215,267
Financials	163,860	103,447,640	–	103,611,500
Health Care	369,201	40,939,880	–	41,309,081
Industrials	297,862	53,112,890	–	53,410,752
Information Technology	–	17,963,790	–	17,963,790
Materials	–	41,276,216	–	41,276,216
Telecommunication Services	186,709	20,148,306	–	20,335,015
Telecommunications	–	202,420	–	202,420
Utilities	–	15,717,460	–	15,717,460
Total Common Stock	3,373,636	414,108,965	–	417,482,601
Preferred Stock	–	1,898,486	–	1,898,486
Rights	19,675	417	–	20,092
Short-Term Investments	22,447,000	6,206,011	–	28,653,011
Total Investments, at fair value	$25,840,311	$422,213,879	$–	$448,054,190
Other Financial Instruments+
Futures	390,901	–	–	390,901
Total Assets	$26,231,212	$422,213,879	$–	$448,445,091

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

ING International Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	332	03/15/13	$26,896,980	$390,901
			$26,896,980	$390,901

See Accompanying Notes to Financial Statements

ING Japan TOPIX Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012
Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Consumer Discretionary: 19.5%
4,000		ABC-Mart, Inc.	174,142	0.1
112	L	Accordia Golf Co., Ltd.	103,940	0.1
900		Aeon Fantasy Co., Ltd.	12,066	0.0
6,200		Aigan Co., Ltd.	22,238	0.0
2,500		Aisan Industry Co., Ltd.	20,955	0.0
27,200		Aisin Seiki Co., Ltd.	849,378	0.2
7,700		Akebono Brake Industry Co., Ltd.	36,111	0.0
4,500		Alpen Co., Ltd.	79,086	0.0
3,500		Alpha Corp.	39,051	0.0
3,200		Alpine Electronics, Inc.	29,585	0.0
12		Amiyaki Tei Co., Ltd.	29,338	0.0
500		Amuse, Inc.	9,644	0.0
900		AOKI Holdings, Inc.	20,506	0.0
4,600		Aoyama Trading Co., Ltd.	88,166	0.0
2,500		Arc Land Sakamoto Co., Ltd.	38,720	0.0
3,800		Arnest One Corp.	62,247	0.0
1,600		Asahi Co., Ltd.	22,933	0.0
4,100		Asatsu-DK, Inc.	97,755	0.0
6,000		Ashimori Industry Co. Ltd	8,653	0.0
28,900		Asics Corp.	441,493	0.1
1,800		ASKUL Corp.	24,086	0.0
3,300		Autobacs Seven Co., Ltd.	138,347	0.1
2,300		Avex Group Holdings, Inc.	46,409	0.0
6,150		Belluna Co., Ltd.	43,622	0.0
10,100		Benesse Holdings, Inc.	420,325	0.1
13,000	@	Best Denki Co., Ltd.	21,661	0.0
111	L	BIC Camera, Inc.	55,023	0.0
3,100		Bookoff Corp.	24,313	0.0
100,600		Bridgestone Corp.	2,618,775	0.6
19,000		Calsonic Kansei Corp.	78,249	0.0
27		Can Do Co., Ltd.	32,383	0.0
7,500		Canon Sales Co., Inc.	107,474	0.0
35,500	L	Casio Computer Co., Ltd.	311,591	0.1
1,300		Central Sports Co., Ltd.	19,081	0.0
2,900	@	Maruzen CHI Holdings Co. Ltd.	7,100	0.0
2,700		Chiyoda Co., Ltd.	67,580	0.0
2,900		Chofu Seisakusho Co., Ltd.	64,285	0.0
900		Chori Co., Ltd.	9,708	0.0
2,000		Chuo Spring Co., Ltd.	6,889	0.0
31,000	@,L	Clarion Co., Ltd.	53,822	0.0
3,500		Cleanup Corp.	24,972	0.0
8,000		Colowide Co., Ltd.	72,311	0.0
1,600		Corona Corp.	19,806	0.0
2,000		Daido Metal Co., Ltd.	17,469	0.0
7,400		Daidoh Ltd.	49,766	0.0
16,150	@,L	Daiei, Inc.	37,304	0.0
31,000		Daihatsu Motor Co., Ltd.	617,608	0.2
3,600		Daikoku Denki Co., Ltd.	75,267	0.0
3,700		Dainichi Co., Ltd.	41,436	0.0
2,700		Daisyo Corp.	33,243	0.0
11,000	@	Daito Woolen Spinning & Weaving Co., Ltd.	8,952	0.0
1,500		Daiyu Eight Co., Ltd.	11,263	0.0
13,800		DCM Japan Holdings Co., Ltd.	90,747	0.0
15,500		Dena Co., Ltd.	508,467	0.1
76,500		Denso Corp.	2,664,053	0.6
31,300		Dentsu, Inc.	838,393	0.2
13,000		Descente Ltd.	79,937	0.0
8,400		Don Quijote Co., Ltd.	309,001	0.1
2,300		Doshisha Co., Ltd.	60,241	0.0
6,200		Doutor Nichires Holdings Co., Ltd.	80,842	0.0
7,000		Dynic Corp.	13,216	0.0
5,000		Eagle Industry Co., Ltd.	41,514	0.0
19,000	@	Econach Co., Ltd.	9,301	0.0
11,200	L	EDION Corp.	49,643	0.0
4,100		Exedy Corp.	90,948	0.0
3,300		F&A Aqua Holdings, Inc.	33,775	0.0
6,300		Fast Retailing Co., Ltd.	1,607,828	0.4
4,200		FCC Co., Ltd.	87,233	0.0
1,300		Felissimo Corp.	16,303	0.0
3,200		Foster Electric Co., Ltd.	51,965	0.0
4,000		France Bed Holdings Co., Ltd.	7,789	0.0
1,500		F-Tech, Inc.	20,459	0.0
2,900		Fuji Co., Ltd.	61,016	0.0
101,000		Fuji Heavy Industries Ltd.	1,273,642	0.3
4,000	@	Fuji Kiko Co., Ltd.	12,273	0.0
6,000		Fuji Kyuko Co., Ltd.	34,861	0.0
331		Fuji Television Network, Inc.	500,295	0.1
6,000		Fujibo Holdings, Inc.	21,362	0.0
2,500		Fujikura Rubber Ltd.	7,524	0.0
18,000		Fujita Kanko, Inc.	61,470	0.0
11,000		Fujitsu General Ltd.	104,338	0.0
4,100		Funai Electric Co., Ltd.	53,653	0.0
7,000		Furukawa Battery Co., Ltd.	43,603	0.0
4,600		Futaba Industrial Co., Ltd.	19,979	0.0
19,000		Gakken Holdings Co., Ltd.	48,993	0.0
5,200		Genki Sushi Co., Ltd.	63,574	0.0
36		Geo Co., Ltd.	37,663	0.0
23,000		GLOBERIDE, Inc.	26,667	0.0
11,000		Goldwin, Inc.	65,301	0.0
10,000	L	Gourmet Kineya Co., Ltd.	62,916	0.0
29,000		GSI Creos Corp.	38,400	0.0
300		Gulliver International Co., Ltd.	10,674	0.0
21,000		Gunze Ltd.	55,038	0.0
13,000		H2O Retailing Corp.	121,503	0.0
5,210		Hakuhodo DY Holdings, Inc.	337,146	0.1
3,300		Hakuyosha Co., Ltd.	7,961	0.0
5,600		Happinet Corp.	45,397	0.0
5,800		Hard Off Corp. Co., Ltd.	39,472	0.0
2,300		Haruyama Trading Co., Ltd.	13,350	0.0
183,500	@	Haseko Corp.	145,915	0.1
3,200		Heiwa Corp.	52,148	0.0
3,020		Hiday Hidaka Corp.	56,710	0.0
2,700		Hikari Tsushin, Inc.	104,184	0.0
2,600		HIS Co., Ltd.	88,052	0.0
9,200		Hitachi Koki Co., Ltd.	75,506	0.0
261,200		Honda Motor Co., Ltd.	9,673,447	2.3
1,560		Honeys Co., Ltd.	20,541	0.0
70		Hoosiers Corp.	54,341	0.0
600		House of Rose Co., Ltd.	9,044	0.0
3,300		Hurxley Corp.	24,873	0.0
1,100		Ichibanya Co., Ltd.	34,282	0.0
6,000		Ichikawa Co., Ltd.	11,352	0.0
9,000	@	Ichikoh Industries Ltd.	14,298	0.0
20		Ikyu Corp.	14,267	0.0
3,200		Imasen Electric Industrial	37,758	0.0
6,900		Impress Holdings, Inc.	10,161	0.0
2,700		Intage, Inc.	57,998	0.0
65,200		Isetan Mitsukoshi Holdings Ltd.	638,071	0.2
188,000		Isuzu Motors Ltd.	1,121,876	0.3
9,300		Izumi Co., Ltd.	197,147	0.1
26,000	@	Izutsuya Co., Ltd.	17,871	0.0
80,000		J Front Retailing Co., Ltd.	443,388	0.1
38,000	@	Janome Sewing Machine Co., Ltd.	41,531	0.0
2,000		Japan Vilene Co. Ltd.	8,355	0.0
10,000		Japan Wool Textile Co., Ltd.	65,071	0.0
5,700		Joban Kosan Co. Ltd.	8,856	0.0
7,000		Joshin Denki Co., Ltd.	68,530	0.0
20,170		JVC Kenwood Holdings, Inc.	75,011	0.0
2,900	L	Kadokawa Group Holdings, Inc.	77,416	0.0
2,950		Kappa Create Co., Ltd.	63,604	0.0
5,000		Kasai Kogyo Co., Ltd.	23,479	0.0
4,000		Kawai Musical Instruments Manufacturing Co., Ltd.	7,449	0.0
17,000		KYB Co. Ltd.	69,266	0.0
7,700		Keihin Corp.	110,443	0.0
8,600	L	Keiyo Co., Ltd.	47,622	0.0
4,300		Kimoto Co., Ltd.	35,288	0.0
23,000	@,L	Kinki Nippon Tourist Co., Ltd.	31,308	0.0
9,000		Kinugawa Rubber Industrial Co., Ltd.	56,636	0.0
2,300		Kisoji Co., Ltd.	44,923	0.0
3,700	L	Kohnan Shoji Co., Ltd.	45,241	0.0
18,000		Koito Manufacturing Co., Ltd.	262,514	0.1
4,900		Kojima Co., Ltd.	17,253	0.0
12,000		Komatsu Seiren Co., Ltd.	54,805	0.0
4,000		Komeri Co., Ltd.	101,051	0.0
3,500		Konaka Co., Ltd.	23,845	0.0
2,800		Kourakuen Corp.	39,785	0.0
7,960	L	K'S Holdings Corp.	202,627	0.1
1,200		Kura Corp.	16,618	0.0
11,000		Kurabo Industries Ltd.	18,784	0.0
700		Kuraudia Co., Ltd.	8,507	0.0
2,800		Kyoritsu Maintenance Co., Ltd.	60,484	0.0
2,800		LEC, Inc.	31,106	0.0
7,200		Look, Inc.	30,490	0.0
1,500		Marche Corp.	13,052	0.0
1,100		Mars Engineering Corp.	22,033	0.0
40,600		Marui Group Co., Ltd.	324,341	0.1
5,800		Matsuya Co., Ltd.	59,199	0.0
2,700	L	Matsuya Foods Co., Ltd.	48,353	0.0
425,000		Mazda Motor Corp.	872,234	0.2
4,650		Megane TOP Co., Ltd.	54,970	0.0
4,700		Meiko Network Japan Co., Ltd.	52,575	0.0
2,300		Meiwa Estate Co., Ltd.	12,790	0.0
6,700		Misawa Homes Co., Ltd.	98,689	0.0
9,000		Mitsuba Corp.	65,183	0.0
711,000	@	Mitsubishi Motors Corp.	735,098	0.2
2,000		Mitsui Home Co., Ltd.	11,694	0.0
9,000		Mizuno Corp.	40,437	0.0
1,100		Monogatari Corp.	26,478	0.0
2,300		MOS Food Services, Inc.	42,322	0.0
5,300		Mr Max Corp.	21,562	0.0
3,300		Musashi Seimitsu Industry Co., Ltd.	69,450	0.0
27,000	@	Naigai Co., Ltd.	16,651	0.0
2,300		Nakayamafuku Co., Ltd.	16,646	0.0
35,200		Namco Bandai Holdings, Inc.	456,269	0.1
2,700		Next Co. Ltd	26,328	0.0
31,000		NGK Spark Plug Co., Ltd.	412,961	0.1
25,300		NHK Spring Co., Ltd.	208,472	0.1
13,000		Nice Holdings, Inc.	33,689	0.0
3,900		Nidec Copal Corp.	30,449	0.0
3,700		Nidec-Tosok Corp.	27,020	0.0
8,700	L	Nifco, Inc.	192,983	0.1
1,700		Nihon Eslead Corp.	16,900	0.0
7,900		Nihon Tokushu Toryo Co., Ltd.	32,148	0.0
54,700		Nikon Corp.	1,614,985	0.4
53,000	@	Nippon Columbia Co. Ltd.	18,469	0.0
1,800		Nippon Felt Co., Ltd.	8,627	0.0
12,000		Nippon Piston Ring Co., Ltd.	23,375	0.0
27,900		Nippon Television Network Corp.	372,962	0.1
9,100		Nishimatsuya Chain Co., Ltd.	72,000	0.0
389,000		Nissan Motor Co., Ltd.	3,691,174	0.9
10,000		Nissan Shatai Co., Ltd.	125,729	0.1
14,000		Nissei Build Kogyo Co., Ltd.	30,411	0.0
5,100		Nissen Holdings Co., Ltd.	19,248	0.0
22,000		Nisshinbo Industries, Inc.	186,216	0.1
6,500		Nissin Kogyo Co., Ltd.	100,653	0.0
5,850		Nitori Co., Ltd.	428,609	0.1
10,000		Nitto Seimo Co., Ltd.	15,240	0.0
16,200		NOK Corp.	253,679	0.1
6,300		Noritsu Koki Co., Ltd.	25,990	0.0
4,000		Ohashi Technica, Inc.	26,573	0.0
24,000		Onward Kashiyama Co., Ltd.	181,442	0.1
9,600		Oriental Land Co., Ltd.	1,162,602	0.3
10,000		Pacific Industrial Co., Ltd.	54,790	0.0
1,150		Pal Co., Ltd.	51,769	0.0
4,900		Paltac Corp.	55,696	0.0
7,000		PanaHome Corp.	47,002	0.0
351,200	L	Panasonic Corp.	2,146,332	0.5
1,100		Parco Co., Ltd.	11,936	0.0
5,700		Paris Miki Holdings, Inc.	30,167	0.0
3,000	L	PIA Corp.	39,796	0.0
2,300		Piolax, Inc.	53,039	0.0
36,700	@	Pioneer Corp.	91,949	0.0
3,400		Plenus Co., Ltd.	55,032	0.0
2,110		Point, Inc.	77,080	0.0
16,000		Press Kogyo Co., Ltd.	72,879	0.0
1,300		Renaissance, Inc.	9,563	0.0
6,300	@	Renown, Inc.	8,138	0.0
5,000		Resort Solution Co., Ltd.	9,963	0.0
1,500		Resorttrust, Inc.	29,531	0.0
5,200		Right On Co., Ltd.	39,678	0.0
10,000		Riken Corp.	37,128	0.0
2,100		Ringer Hut Co., Ltd.	25,929	0.0
4,900		Rinnai Corp.	332,925	0.1
537		Riso Kyoiku Co. Ltd.	43,037	0.0
1,200		Roland Corp.	9,611	0.0
11,100		Round One Corp.	63,696	0.0
4,700	L	Royal Holdings Co., Ltd.	54,219	0.0
3,000		Ryohin Keikaku Co., Ltd.	167,784	0.1
6,000	@	Sagami Chain Co., Ltd.	46,263	0.0
12,000	@	Sagami Co., Ltd.	17,290	0.0
2,500		Saizeriya Co., Ltd.	34,264	0.0
18,000		Sakai Ovex Co., Ltd.	25,833	0.0
1,700		San Holdings, Inc.	24,235	0.0
10,000		Sanden Corp.	42,470	0.0
6,000		Sangetsu Co., Ltd.	146,485	0.1
8,500		Sankyo Co., Ltd.	337,280	0.1
10,600		Sankyo Seiko Co., Ltd.	35,917	0.0
1,400		Sanoh Industrial Co., Ltd.	9,280	0.0
8,200	L	Sanrio Co., Ltd.	261,612	0.1
811,000	@,L,X	Sansui Electric Co., Ltd.	–	–
14,000		Sanyo Shokai Ltd.	37,336	0.0
10,000		Scroll Corp.	29,763	0.0
34,000		Sega Sammy Holdings, Inc.	573,897	0.2
15,000		Seiko Holdings Corp.	36,207	0.0
3,600		Seiren Co., Ltd.	22,471	0.0
65,000		Sekisui Chemical Co., Ltd.	567,041	0.2
101,000		Sekisui House Ltd.	1,105,917	0.3
8,700		Senshukai Co., Ltd.	53,412	0.0
153,000	L	Sharp Corp.	535,107	0.1
7,000		Shikibo Ltd.	8,868	0.0
7,500		Shimachu Co., Ltd.	157,568	0.1
3,700		Shimamura Co., Ltd.	359,550	0.1
11,900		Shimano, Inc.	761,994	0.2
3,100		Shimojima Co., Ltd.	33,600	0.0
5,000		Shingakukai Co., Ltd.	17,240	0.0
7,000		Shinyei Kaisha	9,501	0.0
7,000		Shiroki Corp.	17,923	0.0
1,800		Shobunsha Publications, Inc.	11,431	0.0
21,000		Shochiku Co., Ltd.	216,130	0.1
6,700		Showa Corp.	66,558	0.0
2,200		Shuei Yobiko Co., Ltd.	7,503	0.0
3,300		SK Japan Co., Ltd.	9,888	0.0
204		Sky Perfect Jsat Corp.	85,195	0.0
194,012		Sony Corp.	2,175,934	0.5
2,800		Dunlop Sports Co. Ltd.	32,856	0.0
1,500		St. Marc Holdings Co., Ltd.	53,340	0.0
22,000		Stanley Electric Co., Ltd.	312,689	0.1
3,900	L	Start Today Co. Ltd.	36,103	0.0
3,500		Studio Alice Co., Ltd.	50,338	0.0
13,000		Suminoe Textile Co., Ltd.	25,799	0.0
23,600		Sumitomo Forestry Co., Ltd.	223,148	0.1
27,900		Sumitomo Rubber Industries, Inc.	337,375	0.1
63,500		Suzuki Motor Corp.	1,661,688	0.4
25,000	@,L	SxL Corp.	41,889	0.0
11,000		T RAD Co., Ltd.	28,852	0.0
7,100		Tac Co., Ltd.	11,777	0.0
3,400		Tachi-S Co., Ltd.	58,307	0.0
31		Tact Home Co., Ltd.	38,679	0.0
5,900		Taiho Kogyo Co., Ltd.	63,843	0.0
3,800		Takamatsu Construction Group Co., Ltd.	59,236	0.0
45,000		Takashimaya Co., Ltd.	320,224	0.1
5,100		Takata Corp.	104,392	0.0
238		Take And Give Needs Co., Ltd.	23,512	0.0
2,000		Takihyo Co., Ltd.	9,986	0.0
3,200		Tamron Co., Ltd.	90,655	0.0
1,000		Taya Co., Ltd.	8,126	0.0
8,000		TBK Co., Ltd.	42,900	0.0
3,100		TPR Co., Ltd.	42,345	0.0
7,000		Teikoku Sen-I Co., Ltd.	51,384	0.0
3,800		T-Gaia Corp.	35,909	0.0
18,000		Toabo Corp.	12,965	0.0
7,000		Toei Co., Ltd.	36,431	0.0
23,000		Toho Co., Ltd.	404,813	0.1
41,000	@	AGORA Hospitality Group Co. Ltd.	9,465	0.0
7,200		Tokai Rika Co., Ltd.	100,238	0.0
3,400		Tokai Rubber Industries, Inc.	34,294	0.0
8,000		Tokai Senko KK	8,723	0.0
430		Token Corp.	24,036	0.0
16,400		Tokyo Broadcasting System, Inc.	172,954	0.1
25,000	L	Tokyo Dome Corp.	90,828	0.0
7,800		Tokyo Individualized Educational Institute, Inc.	14,405	0.0
6,000		Tokyotokeiba Co., Ltd.	12,264	0.0
7,600		Tomy Co., Ltd.	42,144	0.0
9,000	@	Tonichi Carlife Group, Inc.	33,762	0.0
6,800		Top Culture Co. Ltd	29,309	0.0
1,600		Topre Corp.	14,644	0.0
2,200		Toridoll.corp	23,408	0.0
3,000		Totenko Co., Ltd.	6,973	0.0
2,000		Touei Housing Corp.	27,673	0.0
7,400		Tow Co., Ltd.	40,415	0.0
21,000		Toyo Tire & Rubber Co., Ltd.	62,748	0.0
114,000		Toyobo Co., Ltd.	162,576	0.1
9,300		Toyoda Gosei Co., Ltd.	189,039	0.1
13,500		Toyota Boshoku Corp.	156,525	0.1
30,000		Toyota Industries Corp.	957,780	0.2
399,860		Toyota Motor Corp.	18,671,921	4.4
8,600		TS Tech Co., Ltd.	155,031	0.1
13,350		TSI Holdings Co. Ltd.	77,277	0.0
7,000		Tsukamoto Corp. Co., Ltd.	11,159	0.0
6,600		TV Asahi Corp.	91,781	0.0
4,900		Tv Tokyo Holdings Corp.	52,511	0.0
4,300		Unipres Corp.	94,652	0.0
700		United Arrows Ltd.	16,120	0.0
49,000	@	Unitika Ltd.	26,758	0.0
4,900		U-Shin Ltd.	25,798	0.0
4,370		USS Co., Ltd.	455,046	0.1
17,000		Wacoal Holdings Corp.	176,638	0.1
2,100		Watabe Wedding Corp.	15,586	0.0
3,900		WATAMI Co., Ltd.	77,581	0.0
3,200		Xebio Co., Ltd.	65,260	0.0
15,500	L	Yamada Denki Co., Ltd.	599,090	0.2
24,600		Yamaha Corp.	260,905	0.1
54,300		Yamaha Motor Co., Ltd.	601,521	0.2
14,000		Yamatane Corp.	19,986	0.0
6,800		Yamato International, Inc.	29,228	0.0
1,000		Yellow Hat Ltd.	15,128	0.0
33,000		Yokohama Rubber Co., Ltd.	239,216	0.1
13,000		Yomiuri Land Co., Ltd.	48,524	0.0
2,100		Yorozu Corp.	31,027	0.0
53		Yoshinoya D&C Co., Ltd.	64,780	0.0
3,100		Zenrin Co., Ltd.	40,262	0.0
6,100		Zensho Holdings Co., Ltd.	70,380	0.0
		84,192,503		19.5

		Consumer Staples: 7.0%
109,000		Aeon Co., Ltd.	1,245,709	0.3
3,000		Aeon Hokkaido Corp.	14,112	0.0
1,800		Ain Pharmaciez, Inc.	98,463	0.0
92,000		Ajinomoto Co., Inc.	1,217,386	0.3
3,500		Arcs Co., Ltd.	71,619	0.0
1,900		Ariake Japan Co., Ltd.	34,769	0.0
66,400		Asahi Group Holdings, Ltd.	1,413,837	0.3
4,400		Belc Co., Ltd.	62,875	0.0
3,100		Calbee, Inc.	218,434	0.1
2,700		Cawachi Ltd.	53,723	0.0
6,300		CFS Corp.	28,091	0.0
4,300		Chubu Shiryo Co., Ltd.	25,995	0.0
4,300	L	Coca-Cola Central Japan Co., Ltd.	53,206	0.0
12,300		Coca-Cola West Co., Ltd.	189,916	0.1
2,220		Cocokara Fine Holdings, Inc.	69,495	0.0
1,300		Cosmos Pharmaceutical Corp.	129,193	0.1
2,500		Create SD Holdings	70,719	0.0
1,600		Daikokutenbussan Co., Ltd.	48,257	0.0
20	L	Dr Ci:Labo Co., Ltd.	62,549	0.0
1,500		Dydo Drinco, Inc.	60,941	0.0
2,200		Echo Trading Co., Ltd.	18,792	0.0
2,600		Eco's Co., Ltd.	16,105	0.0
10,000		Ezaki Glico Co., Ltd.	103,123	0.0
10,300		FamilyMart Co., Ltd.	424,340	0.1
6,700		Fancl Corp.	70,172	0.0
8,600		Fuji Oil Co., Ltd.	124,440	0.0
2,000		Fujicco Co., Ltd.	23,708	0.0
25,000	@	Fujiya Co., Ltd.	56,308	0.0
1,700		Genky Stores, Inc.	37,499	0.0
5,300		Harashin Narus Holdings Co., Ltd.	92,911	0.0
15,000	@	Hayashikane Sangyo Co., Ltd.	12,906	0.0
4,900		Heiwado Co., Ltd.	68,055	0.0
3,700		Hokuto Corp.	72,568	0.0
9,700		House Foods Corp.	146,160	0.1
4,800		Inageya Co., Ltd.	54,961	0.0
8,800		Ito En Ltd.	162,013	0.1
1,600		Itochu-Shokuhin Co., Ltd.	54,140	0.0
17,000		Itoham Foods, Inc.	74,394	0.0
12,000		Izumiya Co., Ltd.	61,249	0.0
152,600		Japan Tobacco, Inc.	4,310,855	1.0
28,000		J-Oil Mills, Inc.	78,127	0.0
11,900		Kagome Co., Ltd.	227,351	0.1
85,800		Kao Corp.	2,235,738	0.5
2,700		Kasumi Co., Ltd.	17,058	0.0
3,600		Kato Sangyo Co., Ltd.	64,356	0.0
17,300		Kewpie Corp.	238,727	0.1
3,400		KEY Coffee, Inc.	60,974	0.0
29,000		Kikkoman Corp.	414,096	0.1
143,000		Kirin Brewery Co., Ltd.	1,682,538	0.4
2,200		Kirindo Co., Ltd.	14,733	0.0
5,200		Kobayashi Pharmaceutical Co., Ltd.	246,832	0.1
5,800		Kose Corp.	121,298	0.0
14,000		Kyodo Shiryo Co., Ltd.	15,922	0.0
13,000		Kyokuyo Co. Ltd.	29,203	0.0
10,600		Lawson, Inc.	719,052	0.2
1,200		Life Corp.	17,471	0.0
42,000		Lion Corp.	213,673	0.1
1,100		Mandom Corp.	30,321	0.0
9,000		Marudai Food Co., Ltd.	29,835	0.0
14,000		Maruetsu, Inc.	46,271	0.0
63,000		Maruha Nichiro Holdings, Inc.	110,126	0.0
4,400		Matsumotokiyoshi Holdings Co., Ltd.	103,951	0.0
6,300		Megmilk Snow Brand Co., Ltd.	98,836	0.0
11,700		MEIJI Holdings Co., Ltd.	507,403	0.1
700		Meito Sangyo Co., Ltd.	8,007	0.0
3,900		Mikuni Coca-Cola Bottling Co., Ltd.	36,813	0.0
960		Milbon Co., Ltd.	30,328	0.0
900		Ministop Co., Ltd.	15,098	0.0
23,000		Mitsui Sugar Co., Ltd.	66,326	0.0
18,000		Miyoshi Oil & Fat Co., Ltd.	21,505	0.0
19,000		Morinaga & Co., Ltd.	40,715	0.0
39,000		Morinaga Milk Industry Co., Ltd.	124,837	0.0
17,000		Morozoff Ltd.	57,614	0.0
1,000		Nagatanien Co., Ltd.	9,608	0.0
2,000		Nakamuraya Co., Ltd.	9,140	0.0
5,300		Natori Co., Ltd.	50,583	0.0
21,000		Nichimo Co. Ltd	47,722	0.0
43,000		Nichirei Corp.	224,627	0.1
660	L	Nihon Chouzai Co., Ltd.	15,631	0.0
23,000		Nippon Beet Sugar Manufacturing Co., Ltd.	42,911	0.0
20,000		Nippon Flour Mills Co., Ltd.	81,143	0.0
30,000		Nippon Formula Feed Manufacturing Co., Ltd.	35,939	0.0
28,000		Nippon Meat Packers, Inc.	388,136	0.1
39,600		Nippon Suisan Kaisha Ltd.	81,896	0.0
5,000		Nisshin Oillio Group Ltd.	18,543	0.0
35,000		Nisshin Seifun Group, Inc.	437,995	0.1
13,800		Nissin Food Products Co., Ltd.	523,547	0.1
20,000		Oenon Holdings, Inc.	45,847	0.0
1,500		OIE Sangyo Co., Ltd.	14,302	0.0
3,000		Okuwa Co., Ltd.	37,856	0.0
2,900		Olympic Corp.	27,394	0.0
3,100		Pigeon Corp.	148,356	0.1
1,800		Pola Orbis Holdings, Inc.	51,682	0.0
5,800		Poplar Co., Ltd.	36,018	0.0
11,000		Prima Meat Packers Ltd.	18,642	0.0
1,900		Rock Field Co., Ltd.	31,654	0.0
3,200		Mitsubishi Shokuhin Co. Ltd.	80,907	0.0
7,500		S Foods, Inc.	69,967	0.0
1,700		Sakata Seed Corp.	21,344	0.0
900		San-A Co., Ltd.	33,629	0.0
50,000		Sapporo Holdings Ltd.	161,947	0.1
128,000		Seven & I Holdings Co., Ltd.	3,608,418	0.9
57,200		Shiseido Co., Ltd.	807,404	0.2
3,000		Showa Sangyo Co., Ltd.	9,759	0.0
1,300		Sogo Medical Co., Ltd.	43,823	0.0
3,100		ST Corp.	33,178	0.0
6,000		Starzen Co., Ltd.	16,939	0.0
5,100		Sugi Pharmacy Co., Ltd.	179,925	0.1
6,400		Sundrug Co., Ltd.	218,908	0.1
29,000		Takara Holdings, Inc.	230,760	0.1
10,000		Tobu Store Co., Ltd.	31,060	0.0
10,000		Toho Co., Ltd./Hyogo	37,705	0.0
24,000		Tohto Suisan Co., Ltd.	37,395	0.0
7,600		Torigoe Co., Ltd.	53,833	0.0
18,000		Toyo Suisan Kaisha Ltd.	479,588	0.1
2,800		Tsuruha Holdings, Inc.	220,819	0.1
18,500		Uni-Charm Corp.	961,345	0.2
5,200		Aderans Co. Ltd.	68,563	0.0
24,400		UNY Co., Ltd.	180,809	0.1
2,600		Valor Co., Ltd.	40,932	0.0
3,300		Warabeya Nichiyo Co., Ltd.	61,159	0.0
240		Welcia Holdings Co. Ltd	8,361	0.0
3,200		Yaizu Suisankagaku Industry Co., Ltd.	27,947	0.0
19,600	L	Yakult Honsha Co., Ltd.	858,522	0.2
1,930		Yamaya Corp.	26,059	0.0
27,000		Yamazaki Baking Co., Ltd.	300,853	0.1
3,900		Yamazawa Co., Ltd.	66,298	0.0
1,800		Yaoko Co., Ltd.	66,682	0.0
6,000		Yomeishu Seizo Co., Ltd.	50,557	0.0
2,800		Yonekyu Corp.	23,791	0.0
		30,377,481		7.0

		Energy: 1.4%
7,300		AOC Holdings, Inc.	33,531	0.0
67,000		Cosmo Oil Co., Ltd.	150,053	0.0
2,600	@	Fuji Kosan Co., Ltd.	14,019	0.0
3,900		Idemitsu Kosan Co., Ltd.	339,840	0.1
428		Inpex Holdings, Inc.	2,289,098	0.5
3,400		Itochu Enex Co., Ltd.	17,676	0.0
1,100		Japan Drilling Co. Ltd.	33,014	0.0
5,000		Japan Oil Transportation Co., Ltd.	11,405	0.0
6,500		Japan Petroleum Exploration Co.	229,564	0.1
351,010		JX Holdings, Inc.	1,981,722	0.5
5,000		Kanto Natural Gas Development Ltd	27,310	0.0
9,000		Kyoei Tanker Co., Ltd.	20,890	0.0
4,900		Mitsuuroko Co., Ltd.	27,000	0.0
3,900		Modec, Inc.	85,079	0.0
4,600		Nippon Gas Co., Ltd.	63,007	0.0
4,500		Sala Corp.	25,547	0.0
5,000		San-Ai Oil Co., Ltd.	20,795	0.0
6,600		Shinko Plantech Co., Ltd.	52,239	0.0
28,900	L	Showa Shell Sekiyu KK	163,697	0.1
10,000		Sinanen Co., Ltd.	41,668	0.0
51,000	L	TonenGeneral Sekiyu KK	441,035	0.1
9,000		Toyo Kanetsu K K	18,640	0.0
		6,086,829		1.4

		Financials: 19.2%
54,000		77 Bank Ltd.	216,354	0.1
7,640		Acom Co., Ltd.	220,058	0.1
11,000		Aeon Credit Service Co., Ltd.	222,580	0.1
14,500		Aeon Mall Co., Ltd.	356,715	0.1
1,400		Aichi Bank Ltd.	78,567	0.0
32,400	L	Aiful Corp.	221,668	0.1
8,700		Airport Facilities Co., Ltd.	40,670	0.0
18,000		Akita Bank Ltd.	51,512	0.0
29,000		Aomori Bank Ltd.	83,110	0.0
95,000		Aozora Bank Ltd.	292,099	0.1
27,000		Awa Bank Ltd.	154,165	0.1
2,100		Bank of Iwate Ltd.	91,879	0.0
60,000		Bank of Kyoto Ltd.	508,143	0.1
29,000		Bank of Nagoya Ltd.	105,030	0.0
2,800		Bank of Okinawa Ltd.	112,706	0.0
16,000		Bank of Saga Ltd.	36,986	0.0
700		Bank of the Ryukyus Ltd.	8,118	0.0
202,000		Bank of Yokohama Ltd.	939,222	0.2
8,300		Century Leasing System, Inc.	172,362	0.1
124,000		Chiba Bank Ltd.	726,412	0.2
6,500	@	Chiba Kogyo Bank Ltd.	42,667	0.0
28,000		Chugoku Bank Ltd.	390,818	0.1
22,000		Chukyo Bank Ltd.	46,255	0.0
611,440		Sumitomo Mitsui Trust Holdings, Inc.	2,154,292	0.5
26,000		Credit Saison Co., Ltd.	650,329	0.2
9,700		Daibiru Corp.	90,264	0.0
1,634		Dai-ichi Life Insurance Co., Ltd.	2,299,134	0.5
5,800		Daiko Clearing Services Corp.	25,942	0.0
42,000		Daikyo, Inc.	114,926	0.0
29,000		Daisan Bank Ltd.	51,542	0.0
41,000		Daishi Bank Ltd.	129,383	0.0
13,000		Daito Bank Ltd.	12,683	0.0
13,100		Daito Trust Construction Co., Ltd.	1,238,082	0.3
90,000		Daiwa House Industry Co., Ltd.	1,547,349	0.4
311,000		Daiwa Securities Group, Inc.	1,735,082	0.4
27,000		Ehime Bank Ltd.	72,079	0.0
18,000		Eighteenth Bank Ltd.	47,411	0.0
29,600		FIDEA Holdings Co., Ltd.	65,611	0.0
75	@	Accretive Co. Ltd.	9,662	0.0
29,000		Fukui Bank Ltd.	57,683	0.0
138,000		Fukuoka Financial Group, Inc.	552,658	0.1
13,000		Fukushima Bank Ltd.	11,662	0.0
2,800		Fuyo General Lease Co., Ltd.	91,154	0.0
3,820		Goldcrest Co., Ltd.	65,018	0.0
75,000		Gunma Bank Ltd.	366,942	0.1
63,000		Hachijuni Bank Ltd.	316,073	0.1
5,900		Heiwa Real Estate Co., Ltd.	80,743	0.0
16,000		Higashi-Nippon Bank Ltd.	35,250	0.0
17,000		Higo Bank Ltd.	94,812	0.0
79,000		Hiroshima Bank Ltd.	331,285	0.1
8,300		Hitachi Capital Corp.	171,202	0.1
40,000		Hokkoku Bank Ltd.	81,378	0.0
43,000		Hokkoku Bank Ltd.	158,846	0.1
209,000		Hokugin Financial Group, Inc.	308,399	0.1
32,000		Hyakugo Bank Ltd.	144,769	0.0
33,000		Hyakujushi Bank Ltd.	122,115	0.0
3,500		IBJ Leasing Co., Ltd.	98,284	0.0
4,400		Ichiyoshi Securities Co., Ltd.	31,288	0.0
1,200		Iida Home Max	14,236	0.0
6,400		Iwai Securities Co., Ltd.	34,722	0.0
35,000		Iyo Bank Ltd.	277,443	0.1
17,000		Jaccs Co., Ltd.	92,592	0.0
3,800		Jafco Co., Ltd.	112,485	0.0
77,000	@	Japan Asia Investment Co., Ltd.	65,768	0.0
6,900		Japan Securities Finance Co., Ltd.	44,384	0.0
1,100		Jowa Holdings Co. Ltd	22,227	0.0
130,000		Joyo Bank Ltd.	617,666	0.2
34,000		Juroku Bank Ltd.	115,289	0.0
19,200		kabu.com Securities Co., Ltd.	88,304	0.0
19,000		Kagoshima Bank Ltd.	119,463	0.0
35,000		Kansai Urban Banking Corp.	47,150	0.0
9,000		Keihanshin Building Co. Ltd.	46,374	0.0
19,000		Keiyo Bank Ltd.	83,831	0.0
360	@	Kenedix, Inc.	86,495	0.0
2,300		Kita-Nippon Bank Ltd.	62,054	0.0
134,000		Kiyo Holdings, Inc.	195,961	0.1
9,000		Kosei Securities Co., Ltd.	15,049	0.0
4,000		Kyokuto Securities Co., Ltd.	40,860	0.0
50		Land Business Co., Ltd.	21,989	0.0
21,800		Leopalace21 Corp.	90,465	0.0
12,200		Marusan Securities Co., Ltd.	65,980	0.0
15,000		Matsui Securities Co., Ltd.	137,030	0.0
22,000		Michinoku Bank Ltd.	44,198	0.0
7,000		Mie Bank Ltd.	15,040	0.0
10,000		Minato Bank Ltd.	17,384	0.0
211,000		Mitsubishi Estate Co., Ltd.	5,051,488	1.2
2,331,900		Mitsubishi UFJ Financial Group, Inc.	12,618,176	2.9
7,740		Mitsubishi UFJ Lease & Finance Co., Ltd.	332,945	0.1
140,000		Mitsui Fudosan Co., Ltd.	3,424,831	0.8
89,711		Mitsui Sumitomo Insurance Group Holdings, Inc.	1,790,361	0.4
28,000		Miyazaki Bank Ltd.	68,277	0.0
3,909,900		Mizuho Financial Group, Inc.	7,168,746	1.7
379		Monex Beans Holdings, Inc.	95,529	0.0
5,100		Musashino Bank Ltd.	166,572	0.1
17,000		Nagano Bank Ltd.	29,963	0.0
29,000		Nanto Bank Ltd.	131,812	0.0
106,000		Nishi-Nippon City Bank Ltd.	263,022	0.1
4,200		Nisshin Fudosan Co.	26,236	0.0
63,650		NKSJ Holdings, Inc.	1,365,232	0.3
645,300		Nomura Holdings, Inc.	3,819,718	0.9
12,900		Nomura Real Estate Holdings, Inc.	246,680	0.1
44,000		North Pacific Bank Ltd.	123,850	0.0
219		NTT Urban Development Corp.	212,415	0.1
25,000		Ogaki Kyoritsu Bank Ltd.	85,322	0.0
22,000		Oita Bank Ltd.	71,830	0.0
13,000		Okasan Securities Group, Inc.	65,878	0.0
50,000	@	Orient Corp.	190,844	0.1
15,600		ORIX Corp.	1,762,153	0.4
10,300		Osaka Securities Finance Co., Ltd.	29,523	0.0
3,800		Pocket Card Co., Ltd.	21,829	0.0
296,300		Resona Holdings, Inc.	1,354,793	0.3
500		Ricoh Leasing Co., Ltd.	12,651	0.0
20,000		San-In Godo Bank Ltd.	140,802	0.0
35,260	L	Softbank Investment Corp.	315,200	0.1
25,530		Senshu Ikeda Holdings, Inc.	146,045	0.0
88,600		Seven Bank Ltd.	233,708	0.1
32,000		Shiga Bank Ltd.	198,436	0.1
17,000		Shikoku Bank Ltd.	45,736	0.0
1,600		Shimizu Bank Ltd.	46,769	0.0
225,000		Shinsei Bank Ltd.	450,346	0.1
92,000		Shizuoka Bank Ltd.	898,668	0.2
40,500		Hulic Co. Ltd.	274,789	0.1
32,500		Sony Financial Holdings, Inc.	584,293	0.1
231,352		Sumitomo Mitsui Financial Group, Inc.	8,407,753	2.0
1,520		Sumitomo Real Estate Sales Co., Ltd.	71,953	0.0
72,000		Sumitomo Realty & Development Co., Ltd.	2,398,598	0.6
66		Sun Frontier Fudousan Co., Ltd.	33,637	0.0
37,000		Suruga Bank Ltd.	455,066	0.1
108,800		T&D Holdings, Inc.	1,324,669	0.3
9,000		Taiko Bank Ltd.	22,384	0.0
5,600		Takara Leben Co., Ltd.	60,940	0.0
13,800		TOC Co., Ltd.	85,403	0.0
13,000		Tochigi Bank Ltd.	45,020	0.0
20,000		Toho Bank Ltd.	65,098	0.0
31,000		Tohoku Bank Ltd.	49,342	0.0
33,000		Tokai Tokyo Financial Holdings	151,675	0.0
115,400		Tokio Marine Holdings, Inc.	3,214,960	0.8
7,000		Tokyo Rakutenchi Co., Ltd.	28,515	0.0
47,000		Tokyo Tatemono Co., Ltd.	242,099	0.1
5,900		Tokyo Tatemono Real Estate Sales Co., Ltd.	26,386	0.0
37,000	L	Tokyo Theatres Co., Inc.	49,308	0.0
5,600		Tokyo Tomin Bank Ltd.	50,822	0.0
53,000		Tokyu Land Corp.	388,337	0.1
2,800		Tokyu Livable, Inc.	45,551	0.0
14,000		Tomato Bank Ltd.	25,888	0.0
28,700		TOMONY Holdings, Inc.	127,015	0.0
80		Tosei Corp.	47,419	0.0
22,000		Tottori Bank Ltd.	44,250	0.0
29,000		Towa Bank Ltd.	31,649	0.0
25,000		Toyo Securities Co., Ltd.	69,890	0.0
8,700		Tsukuba Bank Ltd.	30,322	0.0
2,200		Yachiyo Bank Ltd.	46,862	0.0
15,000		Yamagata Bank Ltd.	67,053	0.0
31,000		Yamaguchi Financial Group, Inc.	273,773	0.1
11,000		Yamanashi Chuo Bank Ltd.	45,841	0.0
		82,948,813		19.2

		Health Care: 5.9%
9,500		Alfresa Holdings Corp.	371,330	0.1
900		As One Corp.	18,796	0.0
6,000		ASKA Pharmaceutical Co., Ltd.	32,711	0.0
70,500		Astellas Pharma, Inc.	3,169,792	0.8
2,300		BML, Inc.	56,109	0.0
38,900		Chugai Pharmaceutical Co., Ltd.	745,328	0.2
2,500		CMIC Co., Ltd.	35,251	0.0
1,200		Create Medic Co., Ltd.	10,937	0.0
107,500		Daiichi Sankyo Co., Ltd.	1,650,363	0.4
26,500		Dainippon Sumitomo Pharma Co., Ltd.	318,364	0.1
900		Daito Pharmaceutical Co. Ltd	14,046	0.0
3,600		Eiken Chemical Co., Ltd.	46,263	0.0
40,100		Eisai Co., Ltd.	1,673,887	0.4
30	L	EPS Co., Ltd.	77,201	0.0
4,000		Falco Biosystems Ltd.	45,494	0.0
10,400		Hisamitsu Pharmaceutical Co., Inc.	517,612	0.1
5,000		Hitachi Medical Corp.	71,919	0.0
1,800		Hogy Medical Co., Ltd.	85,672	0.0
520	@	I'rom Holdings Co., Ltd.	31,187	0.0
2,800		Japan Medical Dynamic Marketing, Inc.	8,094	0.0
11,000		Jeol Ltd.	29,473	0.0
10,000		Kaken Pharmaceutical Co., Ltd.	147,121	0.1
4,500		Kissei Pharmaceutical Co., Ltd.	82,837	0.0
9,700		Kyorin Co., Ltd.	188,090	0.1
44,000		Kyowa Hakko Kogyo Co., Ltd.	434,069	0.1
67		M3, Inc.	106,937	0.0
32,100		Medipal Holdings Corp.	355,906	0.1
7,800		Miraca Holdings, Inc.	314,502	0.1
32,500		Mitsubishi Tanabe Pharma Corp.	423,854	0.1
10,000		Mochida Pharmaceutical Co., Ltd.	122,836	0.0
5,000		Nagaileben Co., Ltd.	66,505	0.0
3,500		Nichii Gakkan Co.	27,802	0.0
4,700		Nichi-iko Pharmaceutical Co., Ltd.	91,079	0.0
6,500		Nihon Kohden Corp.	197,495	0.1
10,000		Nikkiso Co., Ltd.	106,556	0.0
6,000		Nippon Chemiphar Co., Ltd.	35,585	0.0
5,000		Nippon Shinyaku Co., Ltd.	56,420	0.0
9,300	L	Nipro Corp.	65,942	0.0
2,900		Nissui Pharmaceutical Co., Ltd.	30,639	0.0
35,600		Olympus Corp.	690,666	0.2
16,000		Ono Pharmaceutical Co., Ltd.	817,346	0.2
63,600		Otsuka Holdings Co. Ltd.	1,791,694	0.4
2,100		Paramount Bed Holdings Co. Ltd.	62,905	0.0
12,000		Rohto Pharmaceutical Co., Ltd.	139,719	0.1
10,700		Santen Pharmaceutical Co., Ltd.	411,019	0.1
2,100		Sawai Pharmaceutical Co., Ltd.	210,642	0.0
5,800		Seikagaku Corp.	61,900	0.0
2,600	L	Shin Nippon Biomedical Laboratories Ltd.	9,394	0.0
51,800		Shionogi & Co., Ltd.	863,186	0.2
4,800		Ship Healthcare Holdings, Inc.	127,575	0.0
12,400		Suzuken Co., Ltd.	349,345	0.1
11,100		Sysmex Corp.	511,142	0.1
2,300		Taiko Pharmaceutical Co. Ltd.	22,680	0.0
8,300		Taisho Pharmaceutical Holdings Co. Ltd.	570,068	0.1
120,800		Takeda Pharmaceutical Co., Ltd.	5,399,157	1.3
22,600		Terumo Corp.	897,444	0.2
7,800		Toho Holdings Co., Ltd.	136,666	0.0
2,000		Tokai Corp./Gifu	50,140	0.0
3,900		Torii Pharmaceutical Co., Ltd.	86,682	0.0
1,900		Towa Pharmaceutical Co., Ltd.	99,631	0.0
400		Tsukui Corp.	7,510	0.0
10,400		Tsumura & Co.	314,398	0.1
9,600		Vital KSK Holdings, Inc.	88,689	0.0
6,000		Wakamoto Pharmaceutical Co., Ltd.	16,730	0.0
2,000		ZERIA Pharmaceutical Co., Ltd.	33,206	0.0
		25,633,538		5.9

		Industrials: 21.6%
2,300		Advan Co., Ltd.	23,911	0.0
2,800		Aeon Delight Co., Ltd.	54,810	0.0
8,300		Aica Kogyo Co., Ltd.	134,141	0.0
11,300		Aichi Corp.	58,179	0.0
1,300		Aida Engineering Ltd.	10,314	0.0
1,900		Airtech Japan Ltd.	8,034	0.0
604,000	L	All Nippon Airways Co., Ltd.	1,268,943	0.3
49,000		Amada Co., Ltd.	318,846	0.1
4,000		Anest Iwata Corp.	16,393	0.0
19,900	@	Arrk Corp.	37,112	0.0
7,200		Asahi Diamond Industrial Co., Ltd.	71,249	0.0
156,000	L	Asahi Glass Co., Ltd.	1,139,049	0.3
4,600		Asahi Kogyosha Co., Ltd.	15,567	0.0
27,000		Asanuma Corp.	24,617	0.0
2,000		Asunaro Aoki Construction Co., Ltd.	12,753	0.0
3,200		Azuma Shipping Co. Ltd	10,220	0.0
3,000		Bando Chemical Industries Ltd.	10,080	0.0
3,000		Bunka Shutter Co., Ltd.	13,997	0.0
30,000		Central Glass Co., Ltd.	101,342	0.0
26,000		Central Japan Railway Co.	2,110,147	0.5
1,900		Central Security Patrols Co., Ltd.	17,808	0.0
28,000		Chiyoda Corp.	401,105	0.1
2,800		Chiyoda Integre Co., Ltd.	28,072	0.0
6,800		Chudenko Corp.	63,366	0.0
6,000		Chugai Ro Co., Ltd.	15,540	0.0
7,600		CKD Corp.	47,998	0.0
17,000		COMSYS Holdings Corp.	218,341	0.1
5,100		Cosel Co., Ltd.	62,865	0.0
5,300		CTI Engineering Co., Ltd.	37,051	0.0
101,000		Dai Nippon Printing Co., Ltd.	791,985	0.2
11,000		Dai-Dan Co., Ltd.	69,901	0.0
5,000		Daido Kogyo Co., Ltd.	8,160	0.0
12,500		Daifuku Co., Ltd.	80,498	0.0
10,000		Daihen Corp.	29,458	0.0
21,000		Daiho Corp.	31,297	0.0
54,000	L	Daiichi Chuo KK	50,766	0.0
12,000		Daiichi Jitsugyo Co., Ltd.	55,652	0.0
42,100		Daikin Industries Ltd.	1,446,099	0.4
1,300		Daiohs Corp.	7,875	0.0
4,500		Daiseki Co., Ltd.	62,239	0.0
11,000	@	Danto Holdings Corp.	12,030	0.0
1,600		Denyo Co., Ltd.	19,631	0.0
4,000		Dijet Industrial Co., Ltd.	7,060	0.0
13	@	Dream Incubator, Inc.	14,401	0.0
9,300		Duskin Co., Ltd.	168,511	0.1
56,600		East Japan Railway Co.	3,659,991	0.9
54,000		Ebara Corp.	227,251	0.1
700		Ebara Jitsugyo Co. Ltd.	9,857	0.0
23,000	@	Enshu Ltd.	29,518	0.0
32,000		Fanuc Ltd.	5,953,587	1.4
17,700	@	Fudo Tetra Corp.	35,392	0.0
87,000		Fuji Electric Holdings Co., Ltd.	214,056	0.1
50,000		Fujikura Ltd.	156,070	0.1
9,000		Fujitec Co., Ltd.	65,361	0.0
8,000		Fukuda Corp.	38,016	0.0
1,700		Fukushima Industries Corp.	35,435	0.0
15,000		Fukuyama Transporting Co., Ltd.	76,278	0.0
196	@,L	FULLCAST Holdings Co., Ltd.	32,347	0.0
9,700		Funai Consulting Co., Ltd.	60,119	0.0
38,000		Furukawa Co., Ltd.	38,560	0.0
106,000		Furukawa Electric Co., Ltd.	238,406	0.1
6,700		Futaba Corp.	75,827	0.0
2,300		Gakujo Co., Ltd.	7,745	0.0
10,900		Glory Ltd.	252,613	0.1
61,000	L	GS Yuasa Corp.	245,940	0.1
1,500		Hamakyorex Co., Ltd.	48,135	0.0
210,000		Hankyu Hanshin Holdings, Inc.	1,085,767	0.3
30,000		Hanwa Co., Ltd.	117,495	0.0
17,800		Hazama Corp.	56,058	0.0
5,200		Hibiya Engineering Ltd.	59,415	0.0
40,000		Hino Motors Ltd.	361,552	0.1
2,700		Hirakawa Hewtech Corp.	21,077	0.0
7,000		Hisaka Works Ltd.	57,897	0.0
21,000		Hitachi Cable Ltd.	34,373	0.0
17,200		Hitachi Construction Machinery Co., Ltd.	361,729	0.1
5,300		Hitachi Transport System Ltd.	77,433	0.0
96,000		Hitachi Zosen Corp.	135,295	0.0
7,000		Hoshizaki Electric Co., Ltd.	186,126	0.1
6,000		Hosokawa Micron Corp.	37,423	0.0
30,000		Howa Machinery Ltd.	31,412	0.0
6,800		Ichinen Holdings Co., Ltd.	40,393	0.0
1,000		Idec Corp.	9,297	0.0
223,000		IHI Corp.	578,263	0.2
9,400		Iino Kaiun Kaisha Ltd.	34,471	0.0
2,500		Inaba Denki Sangyo Co., Ltd.	71,818	0.0
6,100		Inaba Seisakusho Co., Ltd.	75,921	0.0
9,200		Inabata & Co., Ltd.	62,032	0.0
8,400		Inui Steamship Co., Ltd.	26,645	0.0
28,000		Iseki & Co., Ltd.	72,924	0.0
10,000		Ishii Iron Works Co., Ltd.	18,956	0.0
244,100		Itochu Corp.	2,579,918	0.6
5,700		Itoki Corp.	28,121	0.0
8,000	@	Iwasaki Electric Co., Ltd.	17,169	0.0
20,000		Iwatani International Corp.	74,406	0.0
900		Jalux, Inc.	8,859	0.0
26,000	@	Japan Airlines Co. Ltd.	1,117,574	0.3
7,600		Japan Airport Terminal Co., Ltd.	78,458	0.0
3,300	@	Japan Bridge Corp.	15,039	0.0
20,000		Japan Pulp & Paper Co., Ltd.	65,910	0.0
46,000		Japan Steel Works Ltd.	299,687	0.1
14,000		Japan Transcity Corp.	51,286	0.0
2,000		J-COM Holdings Co. Ltd	15,775	0.0
33,000		JGC Corp.	1,028,328	0.3
6,000		JK Holdings Co., Ltd.	31,264	0.0
43,570		LIXIL Group Corp.	971,852	0.2
27,900		JTEKT Corp.	265,983	0.1
36,000	L	Juki Corp.	52,183	0.0
172,000		Kajima Corp.	569,094	0.2
1,000		Kamei Corp.	9,042	0.0
35,000		Kamigumi Co., Ltd.	279,259	0.1
2,000		Kanaden Corp.	11,922	0.0
4,000		Kanagawa Chuo Kotsu Co., Ltd.	21,708	0.0
4,000		Kandenko Co., Ltd.	17,985	0.0
69,000	@	Kanematsu Corp.	95,133	0.0
6,200		Katakura Industries Co., Ltd.	54,930	0.0
12,000		Kato Works Co., Ltd.	37,369	0.0
2,300		Kawada Technologies, Inc.	34,083	0.0
242,000		Kawasaki Heavy Industries Ltd.	658,126	0.2
81,000	L	Kawasaki Kisen Kaisha Ltd.	124,385	0.0
63,000	L	Keihan Electric Railway Co., Ltd.	285,154	0.1
78,000		Keihin Electric Express Railway Co., Ltd.	692,455	0.2
90,000		Keio Corp.	670,960	0.2
50,000		Keisei Electric Railway Co., Ltd.	421,940	0.1
6,400		Kimura Chemical Plants Co., Ltd.	26,273	0.0
900		Kimura Unity Co., Ltd.	8,133	0.0
30,000		Kinden Corp.	195,504	0.1
4,300		King Jim Co., Ltd.	31,570	0.0
4,000		Kinki Sharyo Co., Ltd.	13,448	0.0
274,000	L	Kintetsu Corp.	1,122,775	0.3
3,200		Kintetsu World Express, Inc.	107,009	0.0
18,000		Kitagawa Iron Works Co., Ltd.	30,539	0.0
19,000		Kitano Construction Corp.	46,997	0.0
6,000		Kitazawa Sangyo Co., Ltd.	11,382	0.0
13,900		Kitz Corp.	65,737	0.0
11,400		Kokuyo Co., Ltd.	81,789	0.0
5,950		Komai Tekko, Inc.	17,826	0.0
152,500		Komatsu Ltd.	3,913,211	0.9
4,000		Komatsu Wall Industry Co., Ltd.	53,612	0.0
6,000		Komori Corp.	49,930	0.0
9,300	@,L	Kosaido Co., Ltd.	32,802	0.0
1,900		KRS Corp.	20,008	0.0
165,000		Kubota Corp.	1,897,070	0.5
10,000	@	Kumagai Gumi Co., Ltd.	11,734	0.0
17,700		Kurita Water Industries Ltd.	388,710	0.1
1,100		Kuroda Electric Co., Ltd.	13,010	0.0
4,000		Kyodo Printing Co., Ltd.	10,320	0.0
5,000		Kyoei Sangyo Co., Ltd./Tokyo	8,456	0.0
1,000		Kyokuto Kaihatsu Kogyo Co. Ltd.	11,006	0.0
11,500		Kyowa Exeo Corp.	115,667	0.0
9,000		Kyudenko Corp.	46,451	0.0
5,100		Mabuchi Motor Co., Ltd.	217,485	0.1
19,000		Maeda Corp.	100,491	0.0
9,000		Maeda Road Construction Co., Ltd.	137,507	0.1
3,600		Maezawa Industries, Inc.	8,390	0.0
3,700		Maezawa Kasei Industries Co., Ltd.	37,983	0.0
1,900		Maezawa Kyuso Industries Co., Ltd.	23,581	0.0
15,000	L	Makino Milling Machine Co.	93,217	0.0
19,900		Makita Corp.	924,442	0.2
263,000		Marubeni Corp.	1,887,089	0.5
1,200		Maruka Machinery Co. Ltd.	13,208	0.0
3,700		Maruwn Corp.	9,124	0.0
4,000		Maruyama Manufacturing Co., Inc.	7,727	0.0
16,000		Maruzen Showa Unyu Co., Ltd.	46,038	0.0
3,500		Matsuda Sangyo Co., Ltd.	42,558	0.0
5,000		Matsui Construction Co., Ltd.	19,923	0.0
3,000		Max Co., Ltd.	36,537	0.0
30,000		Meidensha Corp.	101,735	0.0
2,100		Meitec Corp.	46,236	0.0
3,300		Meito Transportation Co., Ltd.	22,933	0.0
4,000		Meiwa Corp.	17,104	0.0
54,000	L	Minebea Co., Ltd.	191,840	0.1
15,110		Mirait Holdings Corp.	137,177	0.1
10,400		MISUMI Group, Inc.	284,230	0.1
233,900		Mitsubishi Corp.	4,503,268	1.1
306,000		Mitsubishi Electric Corp.	2,605,393	0.6
518,000		Mitsubishi Heavy Industries Ltd.	2,505,685	0.6
12,000		Mitsubishi Kakoki Kaisha Ltd.	21,515	0.0
26,000		Mitsubishi Logistics Corp.	373,079	0.1
3,100		Mitsubishi Pencil Co., Ltd.	51,851	0.0
4,000		Mitsuboshi Belting Co., Ltd.	22,246	0.0
263,100		Mitsui & Co., Ltd.	3,943,571	0.9
131,000		Mitsui Engineering & Shipbuilding Co., Ltd.	202,104	0.1
22,000	L	Mitsui Matsushima Co., Ltd.	36,938	0.0
166,000		Mitsui OSK Lines Ltd.	494,506	0.1
3,000		Mitsui-Soko Co., Ltd.	12,013	0.0
10,000		Mitsumura Printing Co., Ltd.	28,731	0.0
5,100		Miura Co., Ltd.	133,933	0.0
2,600		Miyachi Corp.	17,745	0.0
24,000	@	Miyaji Engineering Group, Inc.	50,022	0.0
3,100	@	Miyakoshi Holdings, Inc.	10,974	0.0
900		MonotaRO Co. Ltd.	28,996	0.0
18,700		Mori Seiki Co., Ltd.	163,736	0.1
10,000		Morita Holdings Corp.	83,566	0.0
7,300		Moshi Moshi Hotline, Inc.	92,975	0.0
15,300		Nabtesco Corp.	341,745	0.1
2,000		NAC Co., Ltd.	47,683	0.0
32,000		Nachi-Fujikoshi Corp.	130,750	0.0
18,100		Nagase & Co., Ltd.	200,551	0.1
117,000		Nagoya Railroad Co., Ltd.	311,406	0.1
57,000		Nankai Electric Railway Co., Ltd.	257,260	0.1
1,600		NEC Capital Solutions Ltd.	24,110	0.0
43,000		NGK Insulators Ltd.	510,095	0.1
13,000		Nichias Corp.	71,108	0.0
3,000		Nichiban Co. Ltd	9,240	0.0
1,400	L	Nichiden Corp.	34,005	0.0
4,300		Nichiha Corp.	49,897	0.0
11,000		Nichireki Co., Ltd.	64,490	0.0
17,112		Nidec Corp.	999,322	0.2
1,800		Nihon M&A Center, Inc.	60,066	0.0
1,800		Nihon Trim Co., Ltd.	48,574	0.0
5,000		Nikko Co. Ltd./Hyogo	21,986	0.0
10,000		Nippo Corp.	138,281	0.1
21,000		Nippon Carbon Co., Ltd.	43,672	0.0
22,300		Nippon Conveyor Co., Ltd.	19,925	0.0
9,000		Nippon Densetsu Kogyo Co., Ltd.	85,445	0.0
132,000		Nippon Express Co., Ltd.	545,456	0.1
1,700		Nippon Filcon Co., Ltd./Tokyo	7,264	0.0
4,100		Nippon Kanzai Co., Ltd.	72,521	0.0
16,000		Nippon Koei Co. Ltd.	58,931	0.0
12,300		Nippon Konpo Unyu Soko Co., Ltd.	144,051	0.1
2,500		Nippon Kucho Service Co., Ltd.	21,729	0.0
17,000		Nippon Road Co., Ltd.	79,605	0.0
2,000		Nippon Seisen Co., Ltd.	7,310	0.0
10,000		Nippon Sharyo Ltd.	38,330	0.0
128,000	L	Nippon Sheet Glass Co., Ltd.	169,235	0.1
7,300		Nippon Signal Co., Ltd.	51,643	0.0
15,000		Nippon Steel Trading Co., Ltd.	40,103	0.0
9,000		Nippon Thompson Co., Ltd.	40,430	0.0
262,880		Nippon Yusen KK	618,775	0.2
9,000		Nippon Yusoki Co., Ltd.	39,931	0.0
44,000		Nishimatsu Construction Co., Ltd.	92,243	0.0
34,000		Nishi-Nippon Railroad Co., Ltd.	134,636	0.0
4,200		Nissei Plastic Industrial Co., Ltd.	20,362	0.0
7,700		Nissha Printing Co., Ltd.	91,670	0.0
16,000		Nissin Corp.	39,488	0.0
7,000		Nissin Electric Co., Ltd.	35,950	0.0
3,100		Nitta Corp.	49,723	0.0
19,000		Nitto Boseki Co., Ltd.	75,098	0.0
3,900		Nitto Kogyo Corp.	53,044	0.0
500		Nitto Kohki Co., Ltd.	10,614	0.0
3,000		Nitto Seiko Co., Ltd.	8,818	0.0
13,000		Nomura Co., Ltd.	50,320	0.0
4,000		Noritake Co., Ltd.	9,729	0.0
6,500		Noritz Corp.	108,694	0.0
42,000		NS United Kaiun Kaisha Ltd.	61,451	0.0
74,000		NSK Ltd.	526,558	0.1
67,000		NTN Corp.	181,594	0.1
4,000		Obara Corp.	44,743	0.0
112,000		Obayashi Corp.	631,469	0.2
16,000		Obayashi Road Corp.	69,912	0.0
102,000	L	Odakyu Electric Railway Co., Ltd.	1,061,229	0.3
2,500		Oiles Corp.	50,381	0.0
13,000		Okamura Corp.	93,472	0.0
9,000		OKK Corp.	11,944	0.0
16,000		Okuma Corp.	110,420	0.0
30,000		Okumura Corp.	122,821	0.0
2,500		Onoken Co., Ltd.	22,198	0.0
5,000		Organo Corp.	28,421	0.0
12,300		OSG Corp.	170,689	0.1
4,300		Oyo Corp.	52,218	0.0
11,500		Park24 Co., Ltd.	181,619	0.1
3,000		Pasco Corp.	9,142	0.0
73		Pasona Group, Inc.	42,644	0.0
4,400		Pegasus Sewing Machine Manufacturing Co., Ltd.	9,577	0.0
39,500	L	Penta-Ocean Construction Co., Ltd.	106,847	0.0
33		Pilot Corp.	61,468	0.0
6,800		Pronexus, Inc.	38,635	0.0
7,000		PS Mitsubishi Construction Co., Ltd.	45,211	0.0
7,100		Raito Kogyo Co., Ltd.	40,926	0.0
13,000	@	Rasa Industries Ltd.	14,229	0.0
6,200		Rheon Automatic Machinery Co., Ltd.	14,387	0.0
12,000		Ryobi Ltd.	32,561	0.0
9,000	L	Sakai Heavy Industries Ltd.	31,173	0.0
1,300		Sakai Moving Service Co., Ltd.	27,960	0.0
13,700	@	Sanix, Inc.	39,949	0.0
4,000		Sanki Engineering Co., Ltd.	19,576	0.0
8,000		Sanko Metal Industrial Co. Ltd.	21,497	0.0
4,200	@	Sankyo Tateyama, Inc.	74,658	0.1
34,000		Sankyu, Inc.	128,746	0.0
30,000		Sanwa Shutter Corp.	132,432	0.0
29,000		Sasebo Heavy Industries Co., Ltd.	34,565	0.0
12,000	@	Sata Construction Co., Ltd.	12,022	0.0
700		Sato Holding Corp.	11,317	0.0
3,000		Sato Shoji Corp.	20,333	0.0
32,100		Secom Co., Ltd.	1,617,270	0.4
3,000		Seibu Electric Industry Co., Ltd.	12,916	0.0
3,000		Seika Corp.	8,284	0.0
37,000	@	Seikitokyu Kogyo Co., Ltd.	38,521	0.0
18,000		Seino Holdings Co., Ltd.	114,194	0.0
2,000		Sekisui Jushi Corp.	20,978	0.0
17,000	L	Senko Co., Ltd.	74,524	0.0
12,000		Shibusawa Warehouse Co., Ltd.	37,333	0.0
3,600		Shibuya Kogyo Co., Ltd.	37,347	0.0
2,200		Shima Seiki Manufacturing Ltd.	35,886	0.0
117,000		Shimizu Corp.	439,817	0.1
2,500		Shin Nippon Air Technologies Co. Ltd.	13,983	0.0
7,000		Shin-Keisei Electric Railway Co., Ltd.	28,764	0.0
13,000		Shinmaywa Industries Ltd.	88,107	0.0
10,600		Shinnihon Corp.	30,462	0.0
17,000		Shinsho Corp.	33,458	0.0
1,700		Shinwa Co., Ltd./Nagoya	18,772	0.0
2,600	L	SHO-BOND Holdings Co., Ltd.	97,316	0.0
6,000		Sinfonia Technology Co. Ltd.	11,398	0.0
6,300		Sintokogio Ltd.	50,100	0.0
9,400		SMC Corp.	1,707,552	0.4
3,000		Soda Nikka Co., Ltd.	12,641	0.0
12,100		Sohgo Security Services Co., Ltd.	150,510	0.1
213,700		Sojitz Corp.	315,964	0.1
43,000		Sotetsu Holdings, Inc.	149,876	0.1
4,000		Subaru Enterprise Co., Ltd.	14,080	0.0
2,800		Sugimoto & Co., Ltd.	25,152	0.0
21,000		Sumikin Bussan Corp.	54,356	0.0
17,000	@	Sumiseki Holdings, Inc.	16,409	0.0
177,600		Sumitomo Corp.	2,278,573	0.5
1,500		Sumitomo Densetsu Co., Ltd.	16,354	0.0
112,500		Sumitomo Electric Industries Ltd.	1,300,368	0.3
91,700		Sumitomo Heavy Industries	439,475	0.1
13,500	@	Sumitomo Mitsui Construction Co., Ltd.	16,372	0.0
9,000		Sumitomo Precision Products	43,560	0.0
17,000		Sumitomo Warehouse Co., Ltd.	87,741	0.0
26,000		SWCC Showa Holdings Co., Ltd.	22,379	0.0
17,000		Tadano Ltd.	142,711	0.1
1,000		Taihei Dengyo Kaisha Ltd.	6,168	0.0
4,000		Taihei Kogyo Co., Ltd.	16,491	0.0
32,000		Taiheiyo Kouhatsu, Inc.	31,169	0.0
4,300		Taikisha Ltd.	81,212	0.0
190,500		Taisei Corp.	633,465	0.2
1,700		Takano Co., Ltd.	8,278	0.0
3,500	@	Takaoka Toko Holdings Co. Ltd.	51,348	0.0
5,100		Takara Printing Co., Ltd.	34,141	0.0
11,000		Takara Standard Co., Ltd.	77,948	0.0
5,800		Takasago Thermal Engineering Co., Ltd.	45,611	0.0
11,000		Takashima & Co., Ltd.	34,334	0.0
1,900		Takeei Corp.	43,353	0.0
12,000		Takuma Co., Ltd.	68,069	0.0
2,200		Tanaka Co., Ltd./Tokyo	11,518	0.0
13,000		Tanseisha Co., Ltd.	49,136	0.0
1,000		Tatsuta Electric Wire and Cable Co., Ltd.	8,725	0.0
1,800		Teikoku Electric Manufacturing Co., Ltd.	28,345	0.0
6,000		Tekken Corp.	9,102	0.0
2,500		Temp Holdings Co., Ltd.	30,913	0.0
21,100		THK Co., Ltd.	379,498	0.1
34,000		Toa Corp.	56,223	0.0
6,000		TOA Road Corp.	21,044	0.0
37,800	@	Tobishima Corp.	51,905	0.0
180,000		Tobu Railway Co., Ltd.	954,566	0.2
3,100		Tocalo Co., Ltd.	51,962	0.0
37,000		Toda Corp.	112,820	0.0
11,000		Toenec Corp.	57,871	0.0
14,900		TOKAI Holdings Corp.	47,944	0.0
2,000		Tokyo Energy & Systems, Inc.	11,473	0.0
10,000		TOKYO KEIKI INC.	17,931	0.0
2,500		Tokyo Sangyo Co. Ltd	7,921	0.0
400		Tokyu Community Corp.	13,624	0.0
4,610		Tokyu Construction Co., Ltd.	13,275	0.0
192,000		Tokyu Corp.	1,081,675	0.3
20,000		Toli Corp.	42,706	0.0
2,500		Tomoe Corp.	8,356	0.0
12,000		Tonami Holdings Co., Ltd.	24,744	0.0
10,000		Toppan Forms Co., Ltd.	89,857	0.0
94,000		Toppan Printing Co., Ltd.	582,718	0.2
5,000		Torishima Pump Manufacturing Co., Ltd.	40,272	0.0
17,000		Toshiba Machine Co., Ltd.	84,340	0.0
6,000		Toshiba Plant Systems & Services Corp.	86,444	0.0
12,000		Tosho Printing Co., Ltd.	18,660	0.0
7,000		Totetsu Kogyo Co., Ltd.	95,900	0.0
50,000		Toto Ltd.	375,903	0.1
24,500	@,L	Totoku Electric Co., Ltd.	25,996	0.0
9,600		Toyo Construction Co., Ltd.	34,171	0.0
3,000		Toyo Denki Seizo - Toyo Electric Manufacturing Co. Ltd.	8,459	0.0
21,000		Toyo Engineering Corp.	99,491	0.0
10,000		Toyo Logistics Co., Ltd.	24,946	0.0
1,500		Toyo Tanso Co., Ltd.	30,801	0.0
7,000		Toyo Wharf & Warehouse Co., Ltd.	11,848	0.0
35,900		Toyota Tsusho Corp.	886,112	0.2
3,500		Trusco Nakayama Corp.	64,043	0.0
9,000		Tsubakimoto Chain Co.	50,793	0.0
4,000		Tsubakimoto Kogyo Co., Ltd.	11,276	0.0
28,000	@	Tsudakoma Corp.	48,154	0.0
9,000	L	Tsugami Corp.	59,423	0.0
4,000		Tsukishima Kikai Co., Ltd.	34,705	0.0
4,000		Tsurumi Manufacturing Co., Ltd.	31,627	0.0
5,000		Uchida Yoko Co., Ltd.	14,427	0.0
15,100		Ueki Corp.	33,116	0.0
1,300		Union Tool Co.	20,169	0.0
20,600		Ushio, Inc.	225,894	0.1
11,300		Utoc Corp.	32,966	0.0
16,000	@	Wakachiku Construction Co., Ltd.	19,642	0.0
1,200		Weathernews, Inc.	33,042	0.0
26,500		West Japan Railway Co.	1,044,012	0.3
2,000		Yahagi Construction Co., Ltd.	10,094	0.0
3,500		YAMABIKO Corp.	54,554	0.0
3,000		Yamato Corp.	10,839	0.0
63,900		Yamato Holdings Co., Ltd.	971,089	0.2
6,900		Yamazen Corp.	51,768	0.0
3,200		Yasuda Warehouse Co., Ltd.	22,371	0.0
5,000		Yondenko Corp.	19,785	0.0
14,000		Yuasa Trading Co., Ltd.	25,111	0.0
5,000		Yuken Kogyo Co., Ltd.	8,596	0.0
2,000		Yurtec Corp.	7,040	0.0
1,900		Yusen Logistics Co. Ltd.	18,983	0.0
2,600		Yushin Precision Equipment Co., Ltd.	50,854	0.0
		92,982,383		21.6

		Information Technology: 10.9%
2,900		A&D Co., Ltd.	11,067	0.0
21,600		Advantest Corp.	341,130	0.1
1,500		Agrex, Inc.	13,533	0.0
11,700		Ai Holdings Corp.	83,346	0.0
5,000		Aichi Tokei Denki Co., Ltd.	16,732	0.0
3,800		Aiphone Co., Ltd.	63,846	0.0
3,480		Alpha Systems, Inc.	44,100	0.0
25,600		Alps Electric Co., Ltd.	154,976	0.0
9,200		Amano Corp.	80,397	0.0
14,000		Anritsu Corp.	166,320	0.1
700		Argo Graphics, Inc.	9,092	0.0
5,000		Asahi Net, Inc.	24,297	0.0
2,825		Axell Corp.	62,404	0.0
45,300		Brother Industries Ltd.	487,675	0.1
8,800		CAC Corp.	69,317	0.0
2,100		Canon Electronics, Inc.	45,986	0.0
193,366	L	Canon, Inc.	7,494,819	1.8
4,400		Capcom Co., Ltd.	67,270	0.0
3,900		Computer Institute of Japan Ltd.	14,719	0.0
36,900		Citizen Holdings Co., Ltd.	194,922	0.1
8,000		CMK Corp.	31,460	0.0
1,400		Computer Engineering & Consulting Ltd.	8,709	0.0
1,900		Cresco Ltd.	14,376	0.0
39		Cybernet Systems Co., Ltd.	10,118	0.0
45		Cybozu, Inc.	12,864	0.0
1,500		Dai-ichi Seiko Co. Ltd	24,024	0.0
27,000		Dainippon Screen Manufacturing Co., Ltd.	165,953	0.1
27,000		Daiwabo Holdings Co., Ltd.	55,346	0.0
2,000		Denki Kogyo Co., Ltd.	8,114	0.0
3,100		Disco Corp.	161,594	0.1
1,100		DTS Corp.	13,493	0.0
27		Dwango Co., Ltd.	52,352	0.0
3,500		Eizo Nanao Corp.	56,031	0.0
1,700		Enplas Corp.	76,276	0.0
1,000		ESPEC Corp.	7,629	0.0
1,000		Excel Co., Ltd.	8,562	0.0
111		Faith, Inc.	11,590	0.0
600		Fuji Soft, Inc.	11,414	0.0
68,500		Fuji Photo Film Co., Ltd.	1,378,210	0.3
293,000		Fujitsu Ltd.	1,228,835	0.3
119		Future Architect, Inc.	47,446	0.0
11,300		GMO internet, Inc.	73,406	0.0
2,200		GMO Payment Gateway, Inc.	33,427	0.0
4,900		Gurunavi, Inc.	50,218	0.0
15,900		Gree, Inc.	246,760	0.1
11,800		Hamamatsu Photonics KK	429,034	0.1
2,800		Hioki EE Corp.	44,482	0.0
5,800		Hirose Electric Co., Ltd.	694,488	0.2
8,700		Hitachi High-Technologies Corp.	180,035	0.1
7,000		Hitachi Kokusai Electric, Inc.	51,530	0.0
709,146		Hitachi Ltd.	4,172,975	1.0
5,000		Hochiki Corp.	25,307	0.0
10,000		Hokuriku Electric Industry Co., Ltd.	12,208	0.0
5,500		Horiba Ltd.	159,515	0.1
8,200		Hosiden Corp.	50,482	0.0
73,000		Hoya Corp.	1,438,387	0.3
21,000		Ibiden Co., Ltd.	336,044	0.1
3,400		Icom, Inc.	75,919	0.0
40,000	@	Ikegami Tsushinki Co., Ltd.	27,440	0.0
6,000		Ines Corp.	37,375	0.0
2,200		I-Net Corp.	16,398	0.0
6,100		Innotech Corp.	29,809	0.0
3,600	L	Internet Initiative Japan, Inc.	82,571	0.0
5,300		Information Services International-Dentsu Ltd.	51,537	0.0
7,900		IT Holdings Corp.	95,368	0.0
8,000		Itfor, Inc.	30,529	0.0
4,000		Itochu Techno-Solutions Corp.	164,713	0.1
12,000		Iwatsu Electric Co., Ltd.	10,152	0.0
7,000		Japan Aviation Electronics Industry Ltd.	52,047	0.0
4,900		Japan Cash Machine Co., Ltd.	40,693	0.0
2,800		Japan Digital Laboratory Co.	31,437	0.0
7,000		Japan Radio Co., Ltd.	19,365	0.0
4,800		Jastec Co., Ltd.	28,554	0.0
3,200		JBCC Holdings, Inc.	23,321	0.0
4,900		Kaga Electronics Co., Ltd.	43,419	0.0
3,800		Kakaku.com, Inc.	125,450	0.0
3,100		Kanematsu Electronics Ltd.	35,773	0.0
7,700		Keyence Corp.	2,135,400	0.5
5,800	@	KLab, Inc.	34,920	0.0
1,900		Koa Corp.	15,349	0.0
14,223		Konami Corp.	320,292	0.1
87,000		Konica Minolta Holdings, Inc.	626,081	0.2
25,400		Kyocera Corp.	2,302,899	0.5
1,000		Macnica, Inc.	19,849	0.0
5,900		Macromill, Inc.	63,383	0.0
2,000		Marubun Corp.	8,609	0.0
1,200		Maruwa Co., Ltd./Aichi	40,809	0.0
400		Panasonic Information Systems	8,828	0.0
3,300		Megachips Corp.	63,828	0.0
1,700	L	Melco Holdings, Inc.	29,984	0.0
4,900		Mimasu Semiconductor Industry Co., Ltd.	40,033	0.0
1,100		Mitsui High-Tec, Inc.	7,853	0.0
3,800		Mitsumi Electric Co., Ltd.	22,235	0.0
31,900		Murata Manufacturing Co., Ltd.	1,881,826	0.5
4,200		Mutoh Holdings Co., Ltd.	10,340	0.0
3,000		Nagano Keiki Co., Ltd.	24,176	0.0
446,000		NEC Corp.	940,765	0.2
3,800		NEC Fielding Ltd.	45,510	0.0
1,500		NEC Fielding Ltd.	60,938	0.0
4,700		NEC Networks & System Integration Corp.	83,543	0.0
13,600		Net One systems Co., Ltd.	134,291	0.0
5,000		New Japan Radio Co., Ltd.	10,275	0.0
24,600	@	Nexon Co. Ltd.	249,150	0.1
7,500		Nichicon Corp.	64,458	0.0
7,900		Nidec Copal Electronics Corp.	37,727	0.0
2,600		Nihon Dempa Kogyo Co., Ltd.	34,126	0.0
8,400		Nihon Unisys Ltd.	56,049	0.0
17,600		Nintendo Co., Ltd.	1,879,280	0.4
3,300		Nippon Ceramic Co., Ltd.	50,184	0.0
32,000		Nippon Chemi-Con Corp.	68,517	0.0
61,000		Nippon Electric Glass Co., Ltd.	347,333	0.1
5,000		Nohmi Bosai Ltd.	33,908	0.0
18,400		Nomura Research Institute Ltd.	383,285	0.1
2,100		NSD CO., Ltd.	18,382	0.0
208		NTT Data Corp.	651,086	0.2
1,000		OBIC Business Consultants Ltd.	56,418	0.0
970		Obic Co., Ltd.	194,178	0.1
9,100		Oizumi Corp.	31,618	0.0
2,100		Okaya Electric Industries Co., Ltd.	7,760	0.0
123,000	@	Oki Electric Industry Ltd.	150,865	0.0
36,800		Omron Corp.	883,323	0.2
900		Optex Co., Ltd.	10,437	0.0
4,500		Oracle Corp. Japan	187,460	0.1
4,000		Origin Electric Co. Ltd	19,672	0.0
5,000		Osaki Electric Co., Ltd.	27,495	0.0
2,400		Otsuka Corp.	181,586	0.1
5,600	@,L	Renesas Electronics Corp.	20,030	0.0
99,000	L	Ricoh Co., Ltd.	1,050,830	0.3
2,600		Riso Kagaku Corp.	48,754	0.0
15,700		Rohm Co., Ltd.	513,230	0.1
3,500		Roland DG Corp.	41,351	0.0
4,000		Ryosan Co., Ltd.	70,953	0.0
2,600		Ryoyo Electro Corp.	24,262	0.0
9,000		Sanken Electric Co., Ltd.	34,848	0.0
2,300		Sanshin Electronics Co., Ltd.	15,522	0.0
5,800		Satori Electric Co., Ltd.	28,576	0.0
9,000		Saxa Holdings, Inc.	16,840	0.0
24,100	L	Seiko Epson Corp.	196,577	0.1
7,000		Shibaura Mechatronics Corp.	14,709	0.0
41,000		Shimadzu Corp.	279,773	0.1
4,000		Shindengen Electric Manufacturing Co., Ltd.	11,222	0.0
1,900		Shinkawa Ltd.	9,227	0.0
8,000		Shinko Electric Industries	63,692	0.0
1,700		Shinko Shoji Co., Ltd.	14,221	0.0
3,300		Siix Corp.	38,326	0.0
138		Simplex Technology, Inc.	39,797	0.0
9,000		SMK Corp.	24,376	0.0
800		Softbank Technology Corp.	7,382	0.0
168	@	Softbrain Co., Ltd.	22,170	0.0
4,200		Soshin Electric Co., Ltd.	15,124	0.0
3,500	@	Sourcenext Corp.	13,126	0.0
8,100		Square Enix Holdings Co., Ltd.	103,040	0.0
2,300		SRA Holdings	24,466	0.0
2,200		Star Micronics Co., Ltd.	22,090	0.0
18,900	@	Sumco Corp.	185,909	0.1
4,844		SCSK Corp.	75,861	0.0
1,500		Suzuden Corp.	7,951	0.0
30		SystemPro Co., Ltd.	26,475	0.0
2,800		Tachibana Eletech Co., Ltd.	22,682	0.0
13,200	L	Taiyo Yuden Co., Ltd.	116,843	0.0
800		Takachiho Koheki Co. Ltd	8,170	0.0
11,000		Tamura Corp.	24,704	0.0
900		TDC Software Engineering, Inc.	7,823	0.0
17,500	L	TDK Corp.	637,293	0.2
26,000	@	Teac Corp.	10,504	0.0
7,800		TECMO KOEI HOLDINGS CO., Ltd.	65,670	0.0
2,500		TKC Corp.	43,536	0.0
5,000	@	Toko, Inc.	12,740	0.0
1,600		Tokyo Denpa Co., Ltd.	8,053	0.0
25,500		Tokyo Electron Ltd.	1,176,092	0.3
5,100		Tokyo Seimitsu Co., Ltd.	83,595	0.0
600		Tomen Devices Corp.	12,442	0.0
3,900		Tomen Electronics Corp.	48,726	0.0
9,200		Topcon Corp.	79,146	0.0
1,300		Tose Co., Ltd.	8,230	0.0
614,000		Toshiba Corp.	2,430,349	0.6
25,000		Toshiba Tec Corp.	127,306	0.0
900		Toukei Computer Co., Ltd.	12,580	0.0
5,600		Towa Corp.	35,214	0.0
4,600		Toyo Corp./Chuo-ku	51,576	0.0
3,000		Trans Cosmos, Inc.	32,359	0.0
13,300	L	Trend Micro, Inc.	401,861	0.1
1,600		UKC Holdings Corp.	31,877	0.0
7,300		Ulvac, Inc.	68,314	0.0
10,000		Uniden Corp.	22,766	0.0
18	L	V Technology Co. Ltd	45,348	0.0
2,900		Voltage, Inc.	28,982	0.0
76		Wacom Co., Ltd.	200,089	0.1
3,200		Y.A.C. Co., Ltd.	18,222	0.0
2,275		Yahoo! Japan Corp.	736,635	0.2
5,300		Yamatake Corp.	107,187	0.0
40,000		Yaskawa Electric Corp.	386,000	0.1
30,200		Yokogawa Electric Corp.	331,150	0.1
2,800		Yokowo Co., Ltd.	13,100	0.0
		46,914,699		10.9

		Materials: 7.5%
13,000		Achilles Corp.	17,365	0.0
9,800		ADEKA Corp.	84,677	0.0
7,000		Aichi Steel Corp.	32,927	0.0
26,000		Air Water, Inc.	332,769	0.1
900		Alconix Corp.	14,751	0.0
19,000		Araya Industrial Co., Ltd.	26,727	0.0
4,900		Asahi Holdings, Inc.	82,854	0.0
197,000		Asahi Kasei Corp.	1,164,883	0.3
13,000		Asahi Organic Chemicals Industry Co., Ltd.	30,935	0.0
9,000		Chuetsu Pulp & Paper Co., Ltd.	15,459	0.0
9,000		Chugoku Marine Paints Ltd.	54,154	0.0
8,000	@	Chugokukogyo Co., Ltd.	8,057	0.0
16,000		Co-Op Chemical Co., Ltd.	19,353	0.0
29,000		Dai Nippon Toryo Co., Ltd.	43,490	0.0
49,000		Daicel Corp.	324,201	0.1
60,000		Daido Steel Co., Ltd.	304,245	0.1
5,000		Dai-Ichi Kogyo Seiyaku Co., Ltd.	12,921	0.0
19,000		Daiken Corp.	51,569	0.0
6,000		Daiki Aluminium Industry Co., Ltd.	15,210	0.0
2,000		Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	8,367	0.0
17,000		Daio Paper Corp.	125,462	0.0
12,000		Daiso Co., Ltd.	32,571	0.0
15,800		DC Co., Ltd.	59,487	0.0
74,000		Denki Kagaku Kogyo K K	253,360	0.1
99,000		Dainippon Ink & Chemicals	183,698	0.1
37,000		Dowa Holdings Co., Ltd.	239,509	0.1
1,300		Earth Chemical Co., Ltd.	43,563	0.0
1,000		Ebara-Udylite Co., Ltd.	38,508	0.0
1,000		FP Corp.	66,526	0.0
1,300		Fuji Seal International, Inc.	26,265	0.0
2,800		Fujikura Kasei Co., Ltd.	11,878	0.0
1,800		Fujimi, Inc.	32,040	0.0
2,300		Fujimori Kogyo Co., Ltd.	62,038	0.0
9,000		Furukawa-Sky Aluminum Corp.	25,915	0.0
28,000		Godo Steel Ltd.	55,961	0.0
7,000		Gun-Ei Chemical Industry Co., Ltd.	16,259	0.0
1,400		Hakudo Co., Ltd.	12,940	0.0
6,200		Harima Chemicals, Inc.	31,585	0.0
17,800		Hitachi Chemical Co., Ltd.	268,304	0.1
23,000		Hitachi Metals Ltd.	196,141	0.1
4,000		Hodogaya Chemical Co., Ltd.	7,828	0.0
11,000		Hokkan Holdings Ltd.	31,328	0.0
25,000	L	Hokuetsu Kishu Paper Co. Ltd.	145,093	0.1
7,600		Hokushin Co. Ltd.	16,745	0.0
2,000		Ihara Chemical Industry Co., Ltd.	10,882	0.0
34,000	@	Ishihara Sangyo Kaisha Ltd.	26,960	0.0
2,300		Japan Carlit Co., Ltd.	11,806	0.0
6		Japan Pure Chemical Co. Ltd.	13,520	0.0
80,747		JFE Holdings, Inc.	1,521,810	0.4
2,000		JSP Corp.	27,674	0.0
29,900		JSR Corp.	570,720	0.1
49,000		Kaneka Corp.	247,923	0.1
39,000		Kansai Paint Co., Ltd.	420,298	0.1
11,000		Kanto Denka Kogyo Co., Ltd.	23,637	0.0
2,000		Koatsu Gas Kogyo Co., Ltd.	10,614	0.0
463,000		Kobe Steel Ltd.	591,589	0.2
1,900		Kohsoku Corp.	16,502	0.0
3,000		Konishi Co., Ltd.	51,689	0.0
11,000		Krosaki Harima Corp.	29,692	0.0
6,000		Kumiai Chemical Industry Co., Ltd.	33,591	0.0
53,100		Kuraray Co., Ltd.	696,097	0.2
30,000		Kureha Corp.	109,076	0.0
15,000		Kurimoto Ltd.	53,335	0.0
4,700		Kyoei Steel Ltd.	89,667	0.0
2,600		Kyowa Leather Cloth Co. Ltd	8,118	0.0
4,400		Lintec Corp.	82,345	0.0
10,900		Maruichi Steel Tube Ltd.	251,213	0.1
13,000		Mitsubishi Steel Manufacturing Co., Ltd.	26,101	0.0
201,100		Mitsubishi Chemical Holdings Corp.	1,001,796	0.2
60,000		Mitsubishi Gas Chemical Co., Inc.	368,032	0.1
213,520		Mitsubishi Materials Corp.	729,955	0.2
65,000		Mitsubishi Paper Mills Ltd.	65,006	0.0
147,000		Mitsui Chemicals, Inc.	383,091	0.1
96,000		Mitsui Mining & Smelting Co., Ltd.	236,996	0.1
1,400		MORESCO Corp.	13,176	0.0
5,000		Nakabayashi Co. Ltd.	10,784	0.0
30,000		Nakayama Steel Works Ltd.	16,406	0.0
6,000		Neturen Co., Ltd.	39,674	0.0
11,000		Nihon Nohyaku Co., Ltd.	58,423	0.0
7,000		Nihon Parkerizing Co., Ltd.	100,693	0.0
27,000		Nihon Yamamura Glass Co., Ltd.	57,609	0.0
6,000		Nippon Carbide Industries Co., Inc.	21,390	0.0
4,000		Nippon Chutetsukan KK	11,182	0.0
12,500		Nippon Coke & Engineering Co., Ltd.	16,198	0.0
11,000		Nippon Concrete Industries Co., Ltd.	41,324	0.0
14,000		Nippon Denko Co., Ltd.	42,014	0.0
4,800		Nippon Fine Chemical Co., Ltd.	32,041	0.0
14,000		Nippon Kasei Chemical Co., Ltd.	18,239	0.0
26,000		Nippon Kayaku Co., Ltd.	286,611	0.1
9,000		Nippon Kinzoku Co., Ltd.	12,915	0.0
35,000		Nippon Koshuha Steel Co., Ltd.	35,892	0.0
75,800		Nippon Light Metal Holdings Co. Ltd.	90,239	0.0
33,000		Nippon Paint Co., Ltd.	283,847	0.1
15,929	L	Nippon Paper Group, Inc.	221,321	0.1
4,000		Nippon Pillar Packing Co., Ltd.	26,681	0.0
27,000		Nippon Shokubai Co., Ltd.	276,564	0.1
22,000		Nippon Soda Co., Ltd.	101,287	0.0
1,333,605		Nippon Steel Corp.	3,283,567	0.8
6,000		Nippon Synthetic Chemical Industry Co., Ltd.	43,673	0.0
18,000		Nippon Valqua Industries Ltd.	45,550	0.0
56,000		Nippon Yakin Kogyo Co., Ltd.	74,135	0.0
27,500		Nissan Chemical Industries Ltd.	325,564	0.1
12,876	@	Nisshin Steel Holdings Co. Ltd.	117,413	0.0
8,000		Nittetsu Mining Co., Ltd.	35,387	0.0
28,200		Nitto Denko Corp.	1,388,812	0.3
17,000		NOF Corp.	76,425	0.0
2,800		Ohara, Inc.	21,090	0.0
145,000		OJI Paper Co., Ltd.	500,156	0.1
4,300		Okabe Co., Ltd.	28,051	0.0
12,000		Okamoto Industries, Inc.	42,280	0.0
10,000		Okura Industrial Co., Ltd.	31,028	0.0
2,800		Osaka Steel Co., Ltd.	51,894	0.0
3,300	L	OSAKA Titanium Technologies Co.	73,826	0.0
21,000		Pacific Metals Co., Ltd.	99,514	0.0
2,800		Pack Corp.	46,893	0.0
24,000		Rengo Co., Ltd.	121,209	0.0
2,000		Sakata INX Corp.	10,322	0.0
9,000		Sanyo Chemical Industries Ltd.	53,434	0.0
16,000	L	Sanyo Special Steel Co., Ltd.	57,396	0.0
12,000		Sekisui Plastics Co., Ltd.	30,176	0.0
5,000		Shinagawa Refractories Co., Ltd.	11,358	0.0
58,200		Shin-Etsu Chemical Co., Ltd.	3,551,950	0.8
8,400		Shin-Etsu Polymer Co., Ltd.	32,003	0.0
218,000	L	Showa Denko KK	333,197	0.1
2,000		Stella Chemifa Corp.	39,337	0.0
23,000		Sumitomo Bakelite Co., Ltd.	96,318	0.0
236,000		Sumitomo Chemical Co., Ltd.	743,739	0.2
68,000		Sumitomo Light Metal Industries Ltd.	66,500	0.0
84,000		Sumitomo Metal Mining Co., Ltd.	1,185,734	0.3
68,000		Sumitomo Osaka Cement Co., Ltd.	247,646	0.1
7,800		Sumitomo Pipe & Tube Co., Ltd.	63,799	0.0
9,000		Sumitomo Seika Chemicals Co., Ltd.	33,564	0.0
4,500		T Hasegawa Co., Ltd.	58,873	0.0
177,000		Taiheiyo Cement Corp.	486,626	0.1
1,900		Taisei Lamick Co., Ltd.	52,220	0.0
44,000		Taiyo Nippon Sanso Corp.	253,142	0.1
16,000		Takasago International Corp.	85,822	0.0
17,000		Takiron Co., Ltd.	59,222	0.0
9,000		Tayca Corp.	25,203	0.0
143,000		Teijin Ltd.	356,120	0.1
2,800		Tenma Corp.	29,959	0.0
5,000		Titan Kogyo KK	14,075	0.0
23,000		Toagosei Co., Ltd.	90,282	0.0
5,000		Toda Kogyo Corp.	23,032	0.0
4,900		Toho Titanium Co., Ltd.	48,778	0.0
12,000		Toho Zinc Co., Ltd.	52,690	0.0
34,000		Tokai Carbon Co., Ltd.	143,069	0.0
22,000		Tokushu Tokai Holdings Co., Ltd.	55,506	0.0
38,000	L	Tokuyama Corp.	83,798	0.0
6,300		Tokyo Ohka Kogyo Co., Ltd.	124,599	0.0
16,000		Tokyo Rope Manufacturing Co., Ltd.	24,684	0.0
11,500		Tokyo Steel Manufacturing Co., Ltd.	56,269	0.0
15,000		Tokyo Tekko Co., Ltd.	56,106	0.0
6,000		Tomoegawa Co., Ltd.	11,138	0.0
21,000		Tomoku Co., Ltd.	57,076	0.0
16,000		Topy Industries Ltd.	38,081	0.0
237,000		Toray Industries, Inc.	1,455,897	0.4
82,000		Tosoh Corp.	197,293	0.1
26,000		Toyo Ink Manufacturing Co., Ltd.	111,728	0.0
12,000		Toyo Kohan Co., Ltd.	42,951	0.0
25,900		Toyo Seikan Kaisha Ltd.	349,016	0.1
4,000		TYK Corp.	7,749	0.0
147,000		Ube Industries Ltd./Japan	353,128	0.1
11,000		Wood One Co., Ltd.	35,329	0.0
7,200		Yamato Kogyo Co., Ltd.	210,869	0.1
17,000		Yodogawa Steel Works Ltd.	58,325	0.0
3,000		Yuki Gosei Kogyo Co. Ltd	8,141	0.0
1,400		Yushiro Chemical Industry Co., Ltd.	14,803	0.0
29,000		Zeon Corp.	251,464	0.1
		32,498,166		7.5

		Telecommunication Services: 4.1%
44,100		KDDI Corp.	3,117,751	0.7
130,300		Nippon Telegraph & Telephone Corp.	5,486,017	1.3
2,489		NTT DoCoMo, Inc.	3,587,944	0.9
144,950		Softbank Corp.	5,311,155	1.2
		17,502,867		4.1

		Utilities: 2.5%
98,900		Chubu Electric Power Co., Inc.	1,319,797	0.3
45,500		Chugoku Electric Power Co., Inc.	715,997	0.2
19,900		Electric Power Development Co., Ltd.	471,986	0.1
31,400		Hokkaido Electric Power Co., Inc.	381,188	0.1
8,000	L	Hokkaido Gas Co., Ltd.	21,756	0.0
32,300		Hokuriku Electric Power Co.	383,323	0.1
120,900		Kansai Electric Power Co., Inc.	1,269,709	0.3
71,300		Kyushu Electric Power Co., Inc.	812,907	0.2
1,700		Okinawa Electric Power Co., Inc.	53,002	0.0
301,000		Osaka Gas Co., Ltd.	1,093,330	0.3
16,000		Saibu Gas Co., Ltd.	40,889	0.0
29,200		Shikoku Electric Power Co., Inc.	465,836	0.1
6,000		Shizuoka Gas Co., Ltd.	40,646	0.0
80,000		Toho Gas Co., Ltd.	428,998	0.1
81,300		Tohoku Electric Power Co., Inc.	758,084	0.2
252,600		Tokyo Electric Power Co., Inc.	608,780	0.1
371,000		Tokyo Gas Co., Ltd.	1,695,120	0.4
		10,561,348		2.5

	Total Common Stock
	(Cost $441,802,730)	429,698,627		99.6

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.3%
		Securities Lending Collateralcc(1): 5.3%
5,393,944		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $5,394,033, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $5,501,823, due 08/01/27-01/01/43)	5,393,944	1.2
5,393,944		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $5,394,003, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $5,501,823, due 10/01/16-12/20/42)	5,393,944	1.2
5,393,944		Daiwa Capital Markets, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $5,394,033, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $5,501,823, due 06/14/13-12/01/42)	5,393,944	1.3
1,135,205		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,135,216, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $1,157,911, due 10/31/17-08/15/22)	1,135,205	0.3
5,393,944		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $5,393,999, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $5,501,824, due 08/09/13-06/20/42)	5,393,944	1.3
		22,710,981		5.3

Total Short-Term Investments
(Cost $22,710,981)	22,710,981	5.3

Total Investments in Securities (Cost $464,513,711)	$452,409,608	104.9
Liabilities in Excess of Other Assets	(21,219,069)	(4.9)
Net Assets	$431,190,539	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $469,710,638.
Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$38,038,502
Gross Unrealized Depreciation	(55,339,532)
Net Unrealized Depreciation	$(17,301,030)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$1,523,442	$82,669,061	$–	$84,192,503
Consumer Staples	134,832	30,242,649	–	30,377,481
Energy	–	6,086,829	–	6,086,829
Financials	21,989	82,926,824	–	82,948,813
Health Care	220,036	25,413,502	–	25,633,538
Industrials	227,960	92,754,423	–	92,982,383
Information Technology	64,032	46,850,667	–	46,914,699
Materials	117,413	32,380,753	–	32,498,166
Telecommunication Services	–	17,502,867	–	17,502,867
Utilities	–	10,561,348	–	10,561,348
Total Common Stock	2,309,704	427,388,923	–	429,698,627
Short-Term Investments	–	22,710,981	–	22,710,981
Total Investments, at fair value	$2,309,704	$450,099,904	$–	$452,409,608
Other Financial Instruments+
Futures	300,696	–	–	300,696
Forward Foreign Currency Contracts	–	5,953	–	5,953
Total Assets	$2,610,400	$450,105,857	$–	$452,716,257
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$–	$(100,085)	$–	$(100,085)
Total Liabilities	$–	$(100,085)	$–	$(100,085)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2012, the following forward foreign currency contracts were outstanding for the ING Japan TOPIX Index Portfolio:

Counterparty	Currency	Contract Amount	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Japanese Yen	260,000,000	Buy	03/21/13	$3,103,055	$3,002,970	$(100,085)
							$(100,085)
The Bank of New York Mellon Corp.	Japanese Yen	130,000,000	Sell	03/21/13	$1,503,184	$1,501,485	$1,699
JPMorgan Chase & Co.	Japanese Yen	48,000,000	Sell	03/21/13	558,648	554,394	4,254
							$5,953

ING Japan TOPIX Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	36	03/07/13	$3,579,846	$300,696
			$3,579,846	$300,696

See Accompanying Notes to Financial Statements

ING Russell™ Large Cap Growth Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.9%
		Consumer Discretionary: 13.3%
27,836	@	Amazon.com, Inc.	6,990,733	1.8
8,732		CBS Corp. - Class B	332,253	0.1
22,115		Coach, Inc.	1,227,604	0.3
98,346		Comcast Corp. – Class A	3,676,173	0.9
46,483	@	DIRECTV	2,331,587	0.6
117,771		Home Depot, Inc.	7,284,136	1.9
30,572		Las Vegas Sands Corp.	1,411,204	0.4
11,344		Lowe's Cos., Inc.	402,939	0.1
78,191		McDonald's Corp.	6,897,228	1.8
55,437		News Corp. - Class A	1,415,861	0.4
55,650		Nike, Inc.	2,871,540	0.7
3,832	@	Priceline.com, Inc.	2,380,438	0.6
58,362		Starbucks Corp.	3,129,370	0.8
2,934		Target Corp.	173,605	0.0
24,046		Time Warner Cable, Inc.	2,337,031	0.6
57,006		TJX Cos., Inc.	2,419,905	0.6
40,615		Viacom - Class B	2,142,035	0.5
50,605		Walt Disney Co.	2,519,623	0.6
35,437		Yum! Brands, Inc.	2,353,017	0.6
		52,296,282		13.3

		Consumer Staples: 14.2%
121,494		Altria Group, Inc.	3,817,342	1.0
298,893		Coca-Cola Co.	10,834,871	2.7
33,673		Colgate-Palmolive Co.	3,520,176	0.9
33,335		Costco Wholesale Corp.	3,292,498	0.8
19,920		CVS Caremark Corp.	963,132	0.2
17,707		Estee Lauder Cos, Inc.	1,059,941	0.3
39,002		General Mills, Inc.	1,576,071	0.4
17,573		Kellogg Co.	981,452	0.2
26,973		Kimberly-Clark Corp.	2,277,330	0.6
2,441		Kraft Foods Group, Inc.	110,992	0.0
7,303		Mondelez International, Inc.	186,007	0.0
120,331		PepsiCo, Inc.	8,234,250	2.1
120,596		Philip Morris International, Inc.	10,086,650	2.6
15,392		Procter & Gamble Co.	1,044,963	0.3
8,768		Reynolds American, Inc.	363,258	0.1
23,762		Sysco Corp.	752,305	0.2
102,603		Wal-Mart Stores, Inc.	7,000,603	1.8
		56,101,841		14.2

		Energy: 3.5%
20,744		EOG Resources, Inc.	2,505,668	0.6
22,658		Halliburton Co.	786,006	0.2
37,593		Kinder Morgan, Inc./Delaware	1,328,161	0.4
7,708		National Oilwell Varco, Inc.	526,842	0.1
102,606		Schlumberger Ltd.	7,109,570	1.8
51,863		Williams Cos., Inc.	1,697,994	0.4
		13,954,241		3.5

		Financials: 3.4%
49,539		American Express Co.	2,847,502	0.7
30,359		American Tower Corp.	2,345,840	0.6
5,244		Blackrock, Inc.	1,083,987	0.3
1,884		Equity Residential	106,766	0.0
2,560		Franklin Resources, Inc.	321,792	0.1
33,291		Marsh & McLennan Cos., Inc.	1,147,541	0.3
10,978		Public Storage, Inc.	1,591,371	0.4
19,620		Simon Property Group, Inc.	3,101,726	0.8
12,991		Travelers Cos., Inc.	933,013	0.2
		13,479,538		3.4

		Health Care: 11.5%
114,760		Abbott Laboratories	7,516,780	1.9
23,350		Allergan, Inc.	2,141,895	0.5
59,838		Amgen, Inc.	5,165,216	1.3
38,763		Baxter International, Inc.	2,583,942	0.7
14,534		Becton Dickinson & Co.	1,136,413	0.3
18,433	@	Biogen Idec, Inc.	2,703,568	0.7
118,007		Bristol-Myers Squibb Co.	3,845,848	1.0
14,387		Cardinal Health, Inc.	592,457	0.2
33,891	@	Celgene Corp.	2,667,900	0.7
1,948	@	Covidien PLC	112,478	0.0
28,697		Eli Lilly & Co.	1,415,336	0.4
61,974	@	Express Scripts Holding Co.	3,346,596	0.8
58,269	@	Gilead Sciences, Inc.	4,279,858	1.1
3,056	@	Intuitive Surgical, Inc.	1,498,571	0.4
47,545		Johnson & Johnson	3,332,904	0.8
18,112		McKesson Corp.	1,756,140	0.4
5,014		Medtronic, Inc.	205,674	0.1
17,539		Stryker Corp.	961,488	0.2
1,624		WellPoint, Inc.	98,934	0.0
		45,361,998		11.5

		Industrials: 11.6%
47,995		3M Co.	4,456,336	1.1
52,042		Boeing Co.	3,921,885	1.0
50,203		Caterpillar, Inc.	4,497,185	1.1
54,129		CSX Corp.	1,067,965	0.3
14,787		Cummins, Inc.	1,602,171	0.4
15,230		Danaher Corp.	851,357	0.2
30,604		Deere & Co.	2,644,798	0.7
47,472		Emerson Electric Co.	2,514,117	0.6
1,578		FedEx Corp.	144,734	0.0
59,952		Honeywell International, Inc.	3,805,153	1.0
30,925		Illinois Tool Works, Inc.	1,880,549	0.5
17,871		Lockheed Martin Corp.	1,649,315	0.4
11,182		Precision Castparts Corp.	2,118,094	0.5
36,641		Union Pacific Corp.	4,606,507	1.2
55,738		United Parcel Service, Inc. - Class B	4,109,563	1.1
70,121		United Technologies Corp.	5,750,623	1.5
		45,620,352		11.6

		Information Technology: 36.1%
49,542	@	Accenture PLC	3,294,543	0.8
21,875	@	Adobe Systems, Inc.	824,250	0.2
71,981		Apple, Inc.	38,368,033	9.7
37,629		Automatic Data Processing, Inc.	2,145,229	0.6
26,285		Broadcom Corp.	872,925	0.2
23,429	@	Cognizant Technology Solutions Corp.	1,734,918	0.4
89,117	@	eBay, Inc.	4,546,749	1.2
161,549	@	EMC Corp.	4,087,190	1.0
32,411	@	Facebook, Inc.	863,105	0.2
19,917	@	Google, Inc. - Class A	14,128,522	3.6
83,869		International Business Machines Corp.	16,065,107	4.1
287,613		Intel Corp.	5,933,456	1.5
8,344		Mastercard, Inc.	4,099,240	1.0
579,141		Microsoft Corp.	15,480,439	3.9
22,469		Motorola Solutions, Inc.	1,251,074	0.3
293,984		Oracle Corp.	9,795,547	2.5
131,895		Qualcomm, Inc.	8,180,128	2.1
10,674	@	Salesforce.com, Inc.	1,794,299	0.5
59,167		Texas Instruments, Inc.	1,830,627	0.5
40,207		Visa, Inc.	6,094,577	1.6
6,807	@	VMware, Inc.	640,811	0.2
		142,030,769		36.1

		Materials: 2.9%
20,009		Ecolab, Inc.	1,438,647	0.4
72,101		EI Du Pont de Nemours & Co.	3,242,382	0.8
1,857	@	LyondellBasell Industries N.V. Cl A	106,016	0.0
41,044		Monsanto Co.	3,884,815	1.0
22,983		Praxair, Inc.	2,515,489	0.6
9,628		Southern Copper Corp.	364,516	0.1
		11,551,865		2.9

		Telecommunication Services: 2.4%
218,587		Verizon Communications, Inc.	9,458,259	2.4

	Total Common Stock
	(Cost $260,556,263)	389,855,145		98.9

SHORT-TERM INVESTMENTS: 0.6%
		Mutual Funds: 0.6%
2,198,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $2,198,000)	2,198,000	0.6

Total Short-Term Investments
(Cost $2,198,000)	2,198,000	0.6

Total Investments in Securities (Cost $262,754,263)	$392,053,145	99.5
Assets in Excess of Other Liabilities	1,986,107	0.5
Net Assets	$394,039,252	100.0

@	Non-income producing security

Cost for federal income tax purposes is $262,800,596.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$132,801,469
Gross Unrealized Depreciation	(3,548,920)
Net Unrealized Appreciation	$129,252,549

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$389,855,145	$–	$–	$389,855,145
Short-Term Investments	2,198,000	–	–	2,198,000
Total Investments, at fair value	$392,053,145	$–	$–	$392,053,145
Other Financial Instruments+
Futures	22,395	–	–	22,395
Total Assets	$392,075,540	$–	$–	$392,075,540

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Russell™ Large Cap Growth Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	42	03/15/13	$2,982,210	$22,395
			$2,982,210	$22,395

See Accompanying Notes to Financial Statements

ING Russell™ Large Cap Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 96.3%
		Consumer Discretionary: 10.3%
13,284		ADT Corp.	617,573	0.1
20,765	@	Amazon.com, Inc.	5,214,922	0.9
24,159		Carnival Corp.	888,326	0.1
37,206		CBS Corp. - Class B	1,415,688	0.2
16,634		Coach, Inc.	923,353	0.1
154,126		Comcast Corp. – Class A	5,761,230	0.9
34,679	@	DIRECTV	1,739,499	0.3
215,312		Ford Motor Co.	2,788,290	0.5
43,947	@	General Motors Co.	1,266,992	0.2
87,848		Home Depot, Inc.	5,433,399	0.9
39,038		Johnson Controls, Inc.	1,198,467	0.2
22,809		Las Vegas Sands Corp.	1,052,864	0.2
64,561		Lowe's Cos., Inc.	2,293,207	0.4
58,330		McDonald's Corp.	5,145,289	0.8
120,218		News Corp. - Class A	3,070,368	0.5
41,514		Nike, Inc.	2,142,122	0.4
2,858	@	Priceline.com, Inc.	1,775,390	0.3
43,537		Starbucks Corp.	2,334,454	0.4
37,946		Target Corp.	2,245,265	0.4
21,316	@	Thomson Reuters Corp.	619,443	0.1
55,098		Time Warner, Inc.	2,635,337	0.4
17,937		Time Warner Cable, Inc.	1,743,297	0.3
42,522		TJX Cos., Inc.	1,805,059	0.3
30,291		Viacom - Class B	1,597,547	0.3
102,580		Walt Disney Co.	5,107,458	0.8
26,377		Yum! Brands, Inc.	1,751,433	0.3
		62,566,272		10.3

		Consumer Staples: 10.9%
116,780		Altria Group, Inc.	3,669,228	0.6
37,791		Archer-Daniels-Midland Co.	1,035,095	0.2
222,964		Coca-Cola Co.	8,082,445	1.3
27,393		Colgate-Palmolive Co.	2,863,664	0.5
24,748		Costco Wholesale Corp.	2,444,360	0.4
73,315		CVS Caremark Corp.	3,544,780	0.6
13,205		Estee Lauder Cos, Inc.	790,451	0.1
37,155		General Mills, Inc.	1,501,433	0.3
13,936		Kellogg Co.	778,326	0.1
22,504		Kimberly-Clark Corp.	1,900,013	0.3
33,919		Kraft Foods Group, Inc.	1,542,297	0.3
101,759		Mondelez International, Inc.	2,591,802	0.4
89,760		PepsiCo, Inc.	6,142,277	1.0
97,890		Philip Morris International, Inc.	8,187,520	1.3
157,268		Procter & Gamble Co.	10,676,924	1.8
18,985		Reynolds American, Inc.	786,549	0.1
33,624		Sysco Corp.	1,064,536	0.2
49,441		Walgreen Co.	1,829,811	0.3
97,001		Wal-Mart Stores, Inc.	6,618,378	1.1
		66,049,889		10.9

		Energy: 11.1%
28,672		Anadarko Petroleum Corp.	2,130,616	0.3
22,431		Apache Corp.	1,760,834	0.3
25,172		Baker Hughes, Inc.	1,028,025	0.2
113,219		Chevron Corp.	12,243,503	2.0
72,577		ConocoPhillips	4,208,740	0.7
23,206		Devon Energy Corp.	1,207,640	0.2
15,474		EOG Resources, Inc.	1,869,104	0.3
268,387		ExxonMobil Corp.	23,228,895	3.8
52,967		Halliburton Co.	1,837,425	0.3
17,467		Hess Corp.	925,052	0.1
27,914		Kinder Morgan, Inc./Delaware	986,202	0.2
40,351		Marathon Oil Corp.	1,237,162	0.2
24,461		National Oilwell Varco, Inc.	1,671,909	0.3
46,550		Occidental Petroleum Corp.	3,566,196	0.6
35,889		Phillips 66	1,905,706	0.3
76,541		Schlumberger Ltd.	5,303,526	0.9
37,472		Spectra Energy Corp.	1,025,983	0.2
38,653		Williams Cos., Inc.	1,265,499	0.2
		67,402,017		11.1

		Financials: 14.3%
19,443		ACE Ltd.	1,551,551	0.2
26,837		Aflac, Inc.	1,425,581	0.2
36,996	@	American International Group, Inc.	1,305,959	0.2
28,281		Allstate Corp.	1,136,048	0.2
57,467		American Express Co.	3,303,203	0.5
22,647		American Tower Corp.	1,749,934	0.3
618,537		Bank of America Corp.	7,175,029	1.2
68,464		Bank of New York Mellon Corp.	1,759,525	0.3
40,101		BB&T Corp.	1,167,340	0.2
102,208	@	Berkshire Hathaway, Inc.	9,168,058	1.5
7,312		Blackrock, Inc.	1,511,463	0.2
26,300		Capital One Financial Corp.	1,523,559	0.2
61,671		Charles Schwab Corp.	885,596	0.1
15,497		Chubb Corp.	1,167,234	0.2
168,294		Citigroup, Inc.	6,657,711	1.1
18,998		CME Group, Inc.	963,389	0.2
30,437		Discover Financial Services	1,173,346	0.2
18,612		Equity Residential	1,054,742	0.2
7,991		Franklin Resources, Inc.	1,004,469	0.2
28,231		Goldman Sachs Group, Inc.	3,601,146	0.6
218,481		JPMorgan Chase & Co.	9,606,610	1.6
17,952		Loews Corp.	731,544	0.1
31,356		Marsh & McLennan Cos., Inc.	1,080,841	0.2
48,824		Metlife, Inc.	1,608,263	0.3
88,426		Morgan Stanley	1,690,705	0.3
30,353		PNC Financial Services Group, Inc.	1,769,883	0.3
26,811		Prudential Financial, Inc.	1,429,831	0.2
8,192		Public Storage, Inc.	1,187,512	0.2
17,403		Simon Property Group, Inc.	2,751,240	0.4
28,043		State Street Corp.	1,318,301	0.2
22,273		Travelers Cos., Inc.	1,599,647	0.3
108,719		US Bancorp.	3,472,485	0.6
281,194		Wells Fargo & Co.	9,611,211	1.6
		87,142,956		14.3

		Health Care: 12.1%
90,303		Abbott Laboratories	5,914,846	1.0
19,946		Aetna, Inc.	923,500	0.2
17,418		Allergan, Inc.	1,597,753	0.3
44,633		Amgen, Inc.	3,852,721	0.6
31,597		Baxter International, Inc.	2,106,256	0.3
11,632		Becton Dickinson & Co.	909,506	0.1
13,689	@	Biogen Idec, Inc.	2,007,766	0.3
96,652		Bristol-Myers Squibb Co.	3,149,889	0.5
19,866		Cardinal Health, Inc.	818,082	0.1
25,279	@	Celgene Corp.	1,989,963	0.3
27,676	@	Covidien PLC	1,598,012	0.3
58,805		Eli Lilly & Co.	2,900,263	0.5
46,231	@	Express Scripts Holding Co.	2,496,474	0.4
43,472	@	Gilead Sciences, Inc.	3,193,018	0.5
2,279	@	Intuitive Surgical, Inc.	1,117,553	0.2
157,628		Johnson & Johnson	11,049,723	1.8
13,511		McKesson Corp.	1,310,027	0.2
59,527		Medtronic, Inc.	2,441,797	0.4
174,561		Merck & Co., Inc.	7,146,527	1.2
429,775		Pfizer, Inc.	10,778,757	1.8
17,760		Stryker Corp.	973,603	0.2
21,081		Thermo Fisher Scientific, Inc.	1,344,546	0.2
59,543		UnitedHealth Group, Inc.	3,229,612	0.5
17,437		WellPoint, Inc.	1,062,262	0.2
		73,912,456		12.1

		Industrials: 9.4%
39,823		3M Co.	3,697,566	0.6
42,989		Boeing Co.	3,239,651	0.5
37,450		Caterpillar, Inc.	3,354,771	0.5
59,585		CSX Corp.	1,175,612	0.2
11,116		Cummins, Inc.	1,204,419	0.2
33,321		Danaher Corp.	1,862,644	0.3
22,832		Deere & Co.	1,973,141	0.3
42,107		Emerson Electric Co.	2,229,987	0.4
18,103		FedEx Corp.	1,660,407	0.3
18,238		General Dynamics Corp.	1,263,346	0.2
608,107		General Electric Co.	12,764,166	2.1
44,590		Honeywell International, Inc.	2,830,127	0.5
24,439		Illinois Tool Works, Inc.	1,486,136	0.2
15,016		Lockheed Martin Corp.	1,385,827	0.2
18,705		Norfolk Southern Corp.	1,156,717	0.2
14,437		Northrop Grumman Corp.	975,653	0.2
8,341		Precision Castparts Corp.	1,579,952	0.3
19,315		Raytheon Co.	1,111,771	0.2
26,568		Tyco International Ltd.	777,114	0.1
27,332		Union Pacific Corp.	3,436,179	0.6
41,626		United Parcel Service, Inc. - Class B	3,069,085	0.5
52,308		United Technologies Corp.	4,289,779	0.7
26,865		Waste Management, Inc.	906,425	0.1
		57,430,475		9.4

		Information Technology: 19.7%
36,951	@	Accenture PLC	2,457,242	0.4
28,586	@	Adobe Systems, Inc.	1,077,120	0.2
53,667		Apple, Inc.	28,606,121	4.7
28,075		Automatic Data Processing, Inc.	1,600,556	0.3
31,620		Broadcom Corp.	1,050,100	0.2
307,453		Cisco Systems, Inc.	6,041,451	1.0
17,478	@	Cognizant Technology Solutions Corp.	1,294,246	0.2
87,099		Corning, Inc.	1,099,189	0.2
84,617		Dell, Inc.	857,170	0.1
66,471	@	eBay, Inc.	3,391,350	0.6
120,521	@	EMC Corp.	3,049,181	0.5
24,171	@	Facebook, Inc.	643,674	0.1
14,858	@	Google, Inc. - Class A	10,539,819	1.7
113,499		Hewlett-Packard Co.	1,617,361	0.3
62,564		International Business Machines Corp.	11,984,134	2.0
288,747		Intel Corp.	5,956,851	1.0
6,224		Mastercard, Inc.	3,057,727	0.5
432,015		Microsoft Corp.	11,547,761	1.9
16,768		Motorola Solutions, Inc.	933,642	0.1
219,287		Oracle Corp.	7,306,643	1.2
98,385		Qualcomm, Inc.	6,101,838	1.0
7,963	@	Salesforce.com, Inc.	1,338,580	0.2
65,788		Texas Instruments, Inc.	2,035,481	0.3
29,994		Visa, Inc.	4,546,491	0.7
5,078	@	VMware, Inc.	478,043	0.1
70,446	@	Yahoo!, Inc.	1,401,875	0.2
		120,013,646		19.7

		Materials: 2.8%
12,009		Air Products & Chemicals, Inc.	1,008,996	0.2
68,603		Dow Chemical Co.	2,217,249	0.4
14,928		Ecolab, Inc.	1,073,323	0.2
53,786		EI Du Pont de Nemours & Co.	2,418,756	0.4
54,467		Freeport-McMoRan Copper & Gold, Inc.	1,862,771	0.3
18,441	@	LyondellBasell Industries N.V. Cl A	1,052,797	0.2
30,616		Monsanto Co.	2,897,804	0.5
17,023		Mosaic Co.	964,013	0.1
28,156		Newmont Mining Corp.	1,307,565	0.2
17,186		Praxair, Inc.	1,881,008	0.3
9,310		Southern Copper Corp.	352,477	0.0
		17,036,759		2.8

		Telecommunication Services: 3.3%
336,493		AT&T, Inc.	11,343,179	1.9
35,654		CenturyTel, Inc.	1,394,785	0.2
163,060		Verizon Communications, Inc.	7,055,606	1.2
		19,793,570		3.3

		Utilities: 2.4%
27,796		American Electric Power Co., Inc.	1,186,333	0.2
16,815		Consolidated Edison, Inc.	933,905	0.2
32,618		Dominion Resources, Inc.	1,689,613	0.3
40,300		Duke Energy Corp.	2,571,140	0.4
48,917		Exelon Corp.	1,454,792	0.2
24,000		FirstEnergy Corp.	1,002,240	0.2
23,907		NextEra Energy, Inc.	1,654,125	0.3
24,245		Pacific Gas & Electric Co.	974,164	0.2
29,037		Public Service Enterprise Group, Inc.	888,532	0.1
49,854		Southern Co.	2,134,250	0.3
		14,489,094		2.4

	Total Common Stock
	(Cost $358,003,457)	585,837,134		96.3

SHORT-TERM INVESTMENTS: 5.5%
		Mutual Funds: 5.5%
33,486,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $33,486,000)	33,486,000	5.5

Total Short-Term Investments
(Cost $33,486,000)	33,486,000	5.5

Total Investments in Securities (Cost $391,489,457)	$619,323,134	101.8
Liabilities in Excess of Other Assets	(11,219,151)	(1.8)
Net Assets	$608,103,983	100.0

@	Non-income producing security

Cost for federal income tax purposes is $397,180,136.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$231,322,636
Gross Unrealized Depreciation	(9,179,638)
Net Unrealized Appreciation	$222,142,998

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$585,837,134	$–	$–	$585,837,134
Short-Term Investments	33,486,000	–	–	33,486,000
Total Investments, at fair value	$619,323,134	$–	$–	$619,323,134
Liabilities Table
Other Financial Instruments+
Futures	$(89,933)	$–	$–	$(89,933)
Total Liabilities	$(89,933)	$–	$–	$(89,933)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Russell™ Large Cap Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	519	03/15/13	$36,851,595	$(89,933)
			$36,851,595	$(89,933)

See Accompanying Notes to Financial Statements

ING Russell™ Large Cap Value Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.5%
		Consumer Discretionary: 7.8%
5,024		ADT Corp.	233,566	0.2
9,488		Carnival Corp.	348,874	0.3
12,281		CBS Corp. - Class B	467,292	0.4
32,118		Comcast Corp. – Class A	1,200,571	1.0
85,627		Ford Motor Co.	1,108,870	0.9
17,479	@	General Motors Co.	503,920	0.4
15,527		Johnson Controls, Inc.	476,679	0.4
22,311		Lowe's Cos., Inc.	792,487	0.6
31,365		News Corp. - Class A	801,062	0.7
14,247		Target Corp.	842,995	0.7
8,476	@	Thomson Reuters Corp.	246,312	0.2
21,912		Time Warner, Inc.	1,048,051	0.9
25,783		Walt Disney Co.	1,283,735	1.1
		9,354,414		7.8

		Consumer Staples: 8.0%
10,406		Altria Group, Inc.	326,957	0.3
15,031		Archer-Daniels-Midland Co.	411,699	0.3
860		Colgate-Palmolive Co.	89,904	0.1
23,342		CVS Caremark Corp.	1,128,586	0.9
3,051		General Mills, Inc.	123,291	0.1
300		Kellogg Co.	16,755	0.0
903		Kimberly-Clark Corp.	76,240	0.1
12,789		Kraft Foods Group, Inc.	581,516	0.5
38,366		Mondelez International, Inc.	977,182	0.8
3,154		Philip Morris International, Inc.	263,801	0.2
57,978		Procter & Gamble Co.	3,936,126	3.3
4,746		Reynolds American, Inc.	196,627	0.2
6,014		Sysco Corp.	190,403	0.1
19,695		Walgreen Co.	728,912	0.6
8,141		Wal-Mart Stores, Inc.	555,460	0.5
		9,603,459		8.0

		Energy: 18.8%
11,404		Anadarko Petroleum Corp.	847,431	0.7
8,922		Apache Corp.	700,377	0.6
10,010		Baker Hughes, Inc.	408,809	0.3
44,914		Chevron Corp.	4,857,000	4.1
28,866		ConocoPhillips	1,673,939	1.4
9,231		Devon Energy Corp.	480,381	0.4
106,467		ExxonMobil Corp.	9,214,719	7.7
14,346		Halliburton Co.	497,663	0.4
6,949		Hess Corp.	368,019	0.3
16,099		Marathon Oil Corp.	493,595	0.4
7,511		National Oilwell Varco, Inc.	513,377	0.4
18,514		Occidental Petroleum Corp.	1,418,358	1.2
14,272		Phillips 66	757,843	0.6
14,898		Spectra Energy Corp.	407,907	0.3
		22,639,418		18.8

		Financials: 25.5%
7,731		ACE Ltd.	616,934	0.5
10,676		Aflac, Inc.	567,109	0.5
14,717	@	American International Group, Inc.	519,510	0.4
11,197		Allstate Corp.	449,784	0.4
8,161		American Express Co.	469,094	0.4
245,972		Bank of America Corp.	2,853,275	2.4
27,222		Bank of New York Mellon Corp.	699,606	0.6
15,949		BB&T Corp.	464,275	0.4
40,649	@	Berkshire Hathaway, Inc.	3,646,215	3.0
1,353		Blackrock, Inc.	279,679	0.2
10,500		Capital One Financial Corp.	608,265	0.5
24,528		Charles Schwab Corp.	352,222	0.3
6,163		Chubb Corp.	464,197	0.4
66,929		Citigroup, Inc.	2,647,711	2.2
7,586		CME Group, Inc.	384,686	0.3
12,106		Discover Financial Services	466,686	0.4
6,824		Equity Residential	386,716	0.3
2,442		Franklin Resources, Inc.	306,959	0.3
11,228		Goldman Sachs Group, Inc.	1,432,244	1.2
86,888		JPMorgan Chase & Co.	3,820,465	3.2
7,120		Loews Corp.	290,140	0.2
2,466		Marsh & McLennan Cos., Inc.	85,003	0.1
19,417		Metlife, Inc.	639,596	0.5
35,164		Morgan Stanley	672,336	0.6
12,070		PNC Financial Services Group, Inc.	703,802	0.6
10,662		Prudential Financial, Inc.	568,605	0.5
1,047		Simon Property Group, Inc.	165,520	0.1
11,154		State Street Corp.	524,350	0.4
5,027		Travelers Cos., Inc.	361,039	0.3
43,236		US Bancorp.	1,380,958	1.1
111,830		Wells Fargo & Co.	3,822,349	3.2
		30,649,330		25.5

		Health Care: 13.3%
1,777		Abbott Laboratories	116,394	0.1
7,931		Aetna, Inc.	367,205	0.3
1,016		Baxter International, Inc.	67,727	0.1
300		Becton Dickinson & Co.	23,457	0.0
3,373		Bristol-Myers Squibb Co.	109,926	0.1
3,455		Cardinal Health, Inc.	142,277	0.1
10,447		Covidien PLC	603,210	0.5
14,876		Eli Lilly & Co.	733,684	0.6
48,583		Johnson & Johnson	3,405,668	2.8
22,230		Medtronic, Inc.	911,875	0.8
69,424		Merck & Co., Inc.	2,842,219	2.4
170,491		Pfizer, Inc.	4,275,914	3.6
1,776		Stryker Corp.	97,360	0.1
8,384		Thermo Fisher Scientific, Inc.	534,732	0.4
23,680		UnitedHealth Group, Inc.	1,284,403	1.1
6,497		WellPoint, Inc.	395,797	0.3
		15,911,848		13.3

		Industrials: 7.7%
1,522		3M Co.	141,318	0.1
1,578		Boeing Co.	118,918	0.1
7,290		CSX Corp.	143,832	0.1
8,733		Danaher Corp.	488,175	0.4
2,533		Emerson Electric Co.	134,148	0.1
6,746		FedEx Corp.	618,743	0.5
7,252		General Dynamics Corp.	502,346	0.4
241,236		General Electric Co.	5,063,543	4.2
518		Illinois Tool Works, Inc.	31,499	0.0
617		Lockheed Martin Corp.	56,943	0.1
7,437		Norfolk Southern Corp.	459,904	0.4
5,741		Northrop Grumman Corp.	387,977	0.3
7,609		Raytheon Co.	437,974	0.4
10,567		Tyco International Ltd.	309,085	0.3
10,567		Waste Management, Inc.	356,530	0.3
		9,250,935		7.7

		Information Technology: 4.6%
4,600	@	Adobe Systems, Inc.	173,328	0.1
4,547		Broadcom Corp.	151,006	0.1
122,269		Cisco Systems, Inc.	2,402,586	2.0
34,645		Corning, Inc.	437,220	0.4
33,649		Dell, Inc.	340,864	0.3
45,137		Hewlett-Packard Co.	643,202	0.5
29,513		Intel Corp.	608,853	0.5
8,569		Texas Instruments, Inc.	265,125	0.2
27,821	@	Yahoo!, Inc.	553,638	0.5
		5,575,822		4.6

		Materials: 2.8%
4,826		Air Products & Chemicals, Inc.	405,480	0.4
27,284		Dow Chemical Co.	881,819	0.8
21,666		Freeport-McMoRan Copper & Gold, Inc.	740,977	0.6
6,798	@	LyondellBasell Industries N.V. Cl A	388,098	0.3
6,769		Mosaic Co.	383,328	0.3
11,199		Newmont Mining Corp.	520,082	0.4
887		Southern Copper Corp.	33,582	0.0
		3,353,366		2.8

		Telecommunication Services: 4.2%
133,488		AT&T, Inc.	4,499,880	3.7
14,180		CenturyTel, Inc.	554,722	0.5
		5,054,602		4.2

		Utilities: 4.8%
11,054		American Electric Power Co., Inc.	471,785	0.4
6,687		Consolidated Edison, Inc.	371,396	0.3
13,045		Dominion Resources, Inc.	675,731	0.6
16,066		Duke Energy Corp.	1,025,011	0.9
19,456		Exelon Corp.	578,621	0.5
9,547		FirstEnergy Corp.	398,683	0.3
9,522		NextEra Energy, Inc.	658,827	0.5
9,639		Pacific Gas & Electric Co.	387,295	0.3
11,547		Public Service Enterprise Group, Inc.	353,338	0.3
19,828		Southern Co.	848,837	0.7
		5,769,524		4.8

	Total Common Stock
	(Cost $90,213,185)	117,162,718		97.5

SHORT-TERM INVESTMENTS: 2.1%
		Mutual Funds: 2.1%
2,514,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $2,514,000)	2,514,000	2.1

Total Short-Term Investments
(Cost $2,514,000)	2,514,000	2.1

Total Investments in Securities (Cost $92,727,185)	$119,676,718	99.6
Assets in Excess of Other Liabilities	464,785	0.4
Net Assets	$120,141,503	100.0

@	Non-income producing security

Cost for federal income tax purposes is $96,566,072.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$28,361,287
Gross Unrealized Depreciation	(5,250,642)
Net Unrealized Appreciation	$23,110,645

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$117,162,718	$–	$–	$117,162,718
Short-Term Investments	2,514,000	–	–	2,514,000
Total Investments, at fair value	$119,676,718	$–	$–	$119,676,718
Other Financial Instruments+
Futures	21,742	–	–	21,742
Total Assets	$119,698,460	$–	$–	$119,698,460

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Russell™ Large Cap Value Index Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	41	03/15/13	$2,911,205	$21,742
			$2,911,205	$21,742

See Accompanying Notes to Financial Statements

ING Russell™Mid Cap Growth Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.0%
		Consumer Discretionary: 24.9%
7,931		Aaron's, Inc.	224,289	0.1
10,090		Advance Auto Parts, Inc.	730,011	0.3
3,622		Allison Transmission Holdings, Inc.	73,961	0.0
7,841	@	AMC Networks, Inc.	388,129	0.1
20,874		American Eagle Outfitters	428,126	0.2
13,188	@	Apollo Group, Inc. - Class A	275,893	0.1
16,860	@	Ascena Retail Group, Inc.	311,741	0.1
2,591	@	Autonation, Inc.	102,863	0.0
5,226	@	Autozone, Inc.	1,852,251	0.7
5,619	@	Bally Technologies, Inc.	251,225	0.1
31,915	@	Bed Bath & Beyond, Inc.	1,784,368	0.6
8,181	@	Big Lots, Inc.	232,831	0.1
15,733	@	BorgWarner, Inc.	1,126,797	0.4
10,345		Brinker International, Inc.	320,592	0.1
3,090		Cablevision Systems Corp.	46,165	0.0
5,706	@	Carmax, Inc.	214,203	0.1
6,641	@	Carter's, Inc.	369,572	0.1
6,694	@	Charter Communications, Inc.	510,351	0.2
16,164		Chico's FAS, Inc.	298,387	0.1
4,352	@	Chipotle Mexican Grill, Inc.	1,294,546	0.5
340		Choice Hotels International, Inc.	11,431	0.0
15,772		Cinemark Holdings, Inc.	409,757	0.1
3,443	@	Clear Channel Outdoor Holdings, Inc.	24,170	0.0
17,663		Darden Restaurants, Inc.	796,071	0.3
3,321	@	Deckers Outdoor Corp.	133,737	0.0
45,058	@	Delphi Automotive PLC	1,723,469	0.6
12,745		Dick's Sporting Goods, Inc.	579,770	0.2
32,788	@	Discovery Communications, Inc. - Class A	2,081,382	0.7
21,893	@	Dish Network Corp. - Class A	796,905	0.3
25,358	@	Dollar General Corp.	1,118,034	0.4
31,843	@	Dollar Tree, Inc.	1,291,552	0.5
2,823		D.R. Horton, Inc.	55,839	0.0
4,245		DSW, Inc.	278,854	0.1
9,772		Dunkin' Brands Group, Inc.	324,235	0.1
7,502		Expedia, Inc.	460,998	0.2
13,269		Family Dollar Stores, Inc.	841,387	0.3
4,294		Foot Locker, Inc.	137,923	0.1
7,499	@	Fossil, Inc.	698,157	0.3
41,585		Gap, Inc.	1,290,798	0.5
1,080	L	Garmin Ltd.	44,086	0.0
19,802		Gentex Corp.	372,674	0.1
21,403		Genuine Parts Co.	1,360,803	0.5
9,461		GNC Holdings, Inc.	314,862	0.1
33,601	@	Goodyear Tire & Rubber Co.	464,030	0.2
6,006	@	Groupon, Inc.	29,309	0.0
23,620		H&R Block, Inc.	438,623	0.2
13,392	@	Hanesbrands, Inc.	479,701	0.2
31,781		Harley-Davidson, Inc.	1,552,184	0.6
14,308	L	Hasbro, Inc.	513,657	0.2
3,967	@,L	HomeAway, Inc.	87,274	0.0
20,321		International Game Technology	287,949	0.1
3,690		Interpublic Group of Cos., Inc.	40,664	0.0
3,357	@	ITT Educational Services, Inc.	58,110	0.0
2,505	@	Jarden Corp.	129,508	0.0
2,821		John Wiley & Sons, Inc.	109,822	0.0
2,329		Kohl's Corp.	100,100	0.0
9,127	@	Lamar Advertising Co.	353,671	0.1
36,012	@	Liberty Global, Inc.	2,268,396	0.8
10,966	@	Liberty Media Corp. - Interactive	215,811	0.1
979	@	Liberty Media Corp. - Liberty Capital	113,574	0.0
579	@	Liberty Ventures	39,233	0.0
33,149		Limited Brands, Inc.	1,559,992	0.6
40,473	@	LKQ Corp.	853,980	0.3
7,680		Macy's, Inc.	299,674	0.1
490	@	The Madison Square Garden, Inc.	21,731	0.0
32,175		Marriott International, Inc.	1,199,162	0.4
36,187		Mattel, Inc.	1,325,168	0.5
38,397		McGraw-Hill Cos., Inc.	2,099,164	0.8
11,639	@	Michael Kors Holdings Ltd.	593,938	0.2
3,295		Morningstar, Inc.	207,025	0.1
7,622	@	NetFlix, Inc.	707,169	0.3
21,588		Nordstrom, Inc.	1,154,958	0.4
621	@	NVR, Inc.	571,320	0.2
37,426		Omnicom Group, Inc.	1,869,803	0.7
16,321	@	O'Reilly Automotive, Inc.	1,459,424	0.5
14,161	@,L	Pandora Media, Inc.	129,998	0.0
3,891	@	Panera Bread Co.	618,008	0.2
734	@	Penn National Gaming, Inc.	36,047	0.0
14,881		Petsmart, Inc.	1,016,968	0.4
8,883		Polaris Industries, Inc.	747,504	0.3
8,914		PVH Corp.	989,543	0.4
8,463		Ralph Lauren Corp.	1,268,773	0.5
3,960	L	Regal Entertainment Group	55,242	0.0
31,100		Ross Stores, Inc.	1,684,065	0.6
19,924	@	Sally Beauty Holdings, Inc.	469,609	0.2
11,662		Scripps Networks Interactive - Class A	675,463	0.2
521,774	@	Sirius XM Radio, Inc.	1,507,924	0.5
27,130		Starwood Hotels & Resorts Worldwide, Inc.	1,556,177	0.6
8,179	@	Tempur-Pedic International, Inc.	257,557	0.1
9,714	@,L	Tesla Motors, Inc.	329,013	0.1
420		Thor Industries, Inc.	15,721	0.0
14,611		Tiffany & Co.	837,795	0.3
9,892		Tractor Supply Co.	874,057	0.3
11,726	@	TripAdvisor, Inc.	492,023	0.2
7,674		Tupperware Corp.	491,903	0.2
8,631	@	Ulta Salon Cosmetics & Fragrance, Inc.	848,082	0.3
10,665	@	Under Armour, Inc.	517,572	0.2
14,608	@	Urban Outfitters, Inc.	574,971	0.2
12,033		VF Corp.	1,816,622	0.7
38,133	L	Virgin Media, Inc.	1,401,388	0.5
400	@	Visteon Corp.	21,528	0.0
3,653		Weight Watchers International, Inc.	191,271	0.1
6,812		Williams-Sonoma, Inc.	298,161	0.1
20,030		Wyndham Worldwide Corp.	1,065,796	0.4
10,942		Wynn Resorts Ltd.	1,230,866	0.4
		69,206,966		24.9

		Consumer Staples: 7.6%
45,706		Avon Products, Inc.	656,338	0.2
17,947		Brown-Forman Corp.	1,135,148	0.4
18,845		Campbell Soup Co.	657,502	0.2
11,767		Church & Dwight Co., Inc.	630,358	0.2
1,120		Clorox Co.	82,006	0.0
3,039		Coca-Cola Enterprises, Inc.	96,428	0.0
21,733	@	Dean Foods Co.	358,812	0.1
29,078		Dr Pepper Snapple Group, Inc.	1,284,666	0.5
15,387		Flowers Foods, Inc.	358,056	0.1
3,771	@	Fresh Market, Inc.	181,347	0.1
15,984	@,L	Green Mountain Coffee Roasters, Inc.	661,098	0.2
14,827	@	Herbalife Ltd.	488,401	0.2
20,602		Hershey Co.	1,487,876	0.5
13,882		Hillshire Brands Co.	390,640	0.2
27,359		HJ Heinz Co.	1,578,067	0.6
10,536		Hormel Foods Corp.	328,829	0.1
2,245		Ingredion, Inc.	144,645	0.1
72,424		Kroger Co.	1,884,473	0.7
17,917		Lorillard, Inc.	2,090,376	0.8
18,202		McCormick & Co., Inc.	1,156,373	0.4
27,990		Mead Johnson Nutrition Co.	1,844,261	0.7
19,787	@	Monster Beverage Corp.	1,046,337	0.4
7,365	L	Nu Skin Enterprises, Inc.	272,873	0.1
4,598	L	Safeway, Inc.	83,178	0.0
1,809	@	WhiteWave Foods Co.	28,112	0.0
25,198		Whole Foods Market, Inc.	2,301,333	0.8
		21,227,533		7.6

		Energy: 5.2%
2,492	@	Atwood Oceanics, Inc.	114,109	0.0
28,806		Cabot Oil & Gas Corp.	1,432,811	0.5
25,964	@	Cameron International Corp.	1,465,928	0.5
2,710	L	CARBO Ceramics, Inc.	212,301	0.1
19,250	@	Cheniere Energy, Inc.	361,515	0.1
23,792	@	Cobalt International Energy, Inc.	584,332	0.2
14,279	@	Concho Resources, Inc.	1,150,316	0.4
5,792	@	Continental Resources, Inc.	425,654	0.2
10,383	@	Dresser-Rand Group, Inc.	582,902	0.2
32,824	@	FMC Technologies, Inc.	1,405,852	0.5
5,969	@,L	Golar LNG Ltd.	219,540	0.1
3,043		Helmerich & Payne, Inc.	170,438	0.1
9,802	@	Kosmos Energy, LLC	121,055	0.1
2,648	@	Laredo Petroleum Holdings, Inc.	48,088	0.0
5,418		Noble Energy, Inc.	551,227	0.2
14,865		Oceaneering International, Inc.	799,588	0.3
6,486	@	Oil States International, Inc.	464,008	0.2
14,102		Pioneer Natural Resources Co.	1,503,132	0.6
22,263		Range Resources Corp.	1,398,784	0.5
7,458	L	RPC, Inc.	91,286	0.0
1,316	@	SEACOR Holdings, Inc.	110,281	0.0
7,339		SM Energy Co.	383,169	0.1
16,579	@	Southwestern Energy Co.	553,904	0.2
2,319	@	Whiting Petroleum Corp.	100,575	0.0
3,158		World Fuel Services Corp.	130,015	0.1
		14,380,810		5.2

		Financials: 7.4%
5,261	@	Affiliated Managers Group, Inc.	684,719	0.2
415	@	Alexander & Baldwin, Inc.	12,189	0.0
2,545	@	Allied World Assurance Co. Holdings Ltd.	200,546	0.1
1,261		American Campus Communities, Inc.	58,170	0.0
3,808	@	Aon PLC	211,725	0.1
14,046		Apartment Investment & Management Co.	380,085	0.1
2,106	@	Arch Capital Group Ltd.	92,706	0.0
16,270		Arthur J. Gallagher & Co.	563,755	0.2
3,476		Boston Properties, Inc.	367,796	0.1
2,992		BRE Properties, Inc.	152,083	0.1
1,447		Brown & Brown, Inc.	36,841	0.0
8,298		Camden Property Trust	566,007	0.2
10,381		CBOE Holdings, Inc.	305,824	0.1
45,034	@	CBRE Group, Inc.	896,177	0.3
16,715		Digital Realty Trust, Inc.	1,134,781	0.4
15,851		Eaton Vance Corp.	504,854	0.2
619	@	Endurance Specialty Holdings Ltd.	24,568	0.0
4,682		Equity Lifestyle Properties, Inc.	315,052	0.1
3,546		Erie Indemnity Co.	245,454	0.1
4,834		Essex Property Trust, Inc.	708,906	0.3
9,529		Extra Space Storage, Inc.	346,760	0.1
6,889		Federal Realty Investment Trust	716,594	0.3
10,512	L	Federated Investors, Inc.	212,658	0.1
2,844		Hanover Insurance Group, Inc.	110,177	0.0
4,177		HCP, Inc.	188,717	0.1
3,566		Home Properties, Inc.	218,631	0.1
9,986	@	IntercontinentalExchange, Inc.	1,236,367	0.4
763		Kilroy Realty Corp.	36,143	0.0
15,697		Lazard Ltd.	468,398	0.2
6,399		Leucadia National Corp.	152,232	0.1
5,987		LPL Financial Holdings, Inc.	168,594	0.1
5,305		Mid-America Apartment Communities, Inc.	343,499	0.1
26,926		Moody's Corp.	1,354,916	0.5
16,682	@	MSCI, Inc. - Class A	516,975	0.2
10,003		People's United Financial, Inc.	120,936	0.0
22,170		Plum Creek Timber Co., Inc.	983,683	0.4
3,052		Post Properties, Inc.	152,447	0.1
13,315		Rayonier, Inc.	690,116	0.2
1,722	@	Realogy Holdings Corp.	72,255	0.0
7,434		Regency Centers Corp.	350,290	0.1
18,839		SEI Investments Co.	439,702	0.2
1,161	@	Signature Bank	82,826	0.0
1,070	@,L	St. Joe Co.	24,696	0.0
35,020		T. Rowe Price Group, Inc.	2,280,853	0.8
12,716		Tanger Factory Outlet Centers, Inc.	434,887	0.2
2,510		Taubman Centers, Inc.	197,587	0.1
1,958	@	Validus Holdings Ltd.	67,708	0.0
11,852		Waddell & Reed Financial, Inc.	412,687	0.2
23,607		Weyerhaeuser Co.	656,747	0.2
		20,500,319		7.4

		Health Care: 12.8%
47,718		Agilent Technologies, Inc.	1,953,575	0.7
26,370	@	Alexion Pharmaceuticals, Inc.	2,473,770	0.9
32,322		AmerisourceBergen Corp.	1,395,664	0.5
22,749	@	Ariad Pharmaceuticals, Inc.	436,326	0.2
16,771	@	BioMarin Pharmaceuticals, Inc.	825,972	0.3
12,791	@	Bruker BioSciences Corp.	195,319	0.1
28,090	@	Catamaran Corp.	1,323,320	0.5
19,888	@	Cerner Corp.	1,544,104	0.6
4,265	@	Charles River Laboratories International, Inc.	159,810	0.1
1,937		Cooper Cos., Inc.	179,134	0.1
488	@	Covance, Inc.	28,192	0.0
11,522		CR Bard, Inc.	1,126,160	0.4
12,905	@	DaVita, Inc.	1,426,390	0.5
8,677		Densply International, Inc.	343,696	0.1
15,733	@	Edwards Lifesciences Corp.	1,418,645	0.5
10,114	@	Endo Pharmaceuticals Holdings, Inc.	265,695	0.1
14,679	@	HCA Holdings, Inc.	442,865	0.2
7,007	@	Henry Schein, Inc.	563,783	0.2
7,556	@	Idexx Laboratories, Inc.	701,197	0.3
16,944	@,L	Illumina, Inc.	941,917	0.3
13,215	@,L	Incyte Corp., Ltd.	219,501	0.1
13,287	@	Laboratory Corp. of America Holdings	1,150,920	0.4
2,329	@	Life Technologies Corp.	114,307	0.0
9,955	@	Medivation, Inc.	509,298	0.2
4,318	@	Mettler Toledo International, Inc.	834,669	0.3
51,205	@	Mylan Laboratories	1,407,113	0.5
11,654	@	Myriad Genetics, Inc.	317,572	0.1
8,836	@	Onyx Pharmaceuticals, Inc.	667,383	0.2
11,879		Patterson Cos., Inc.	406,618	0.1
12,824		Perrigo Co.	1,334,081	0.5
2,572		Quest Diagnostics	149,870	0.1
10,603	@	Regeneron Pharmaceuticals, Inc.	1,813,855	0.7
19,600		Resmed, Inc.	814,772	0.3
7,971	@	Salix Pharmaceuticals Ltd.	322,666	0.1
1,429	@	Sirona Dental Systems, Inc.	92,113	0.0
33,215		St. Jude Medical, Inc.	1,200,390	0.4
5,057		Techne Corp.	345,595	0.1
851	@	Tenet Healthcare Corp.	27,632	0.0
8,056	@	Thoratec Corp.	302,261	0.1
6,563	@	United Therapeutics Corp.	350,596	0.1
717		Universal Health Services, Inc.	34,667	0.0
15,306	@	Varian Medical Systems, Inc.	1,075,093	0.4
28,971	@	Vertex Pharmaceuticals, Inc.	1,215,044	0.4
23,007	@	Warner Chilcott PLC	277,004	0.1
12,200	@	Waters Corp.	1,062,864	0.4
17,492	@	Watson Pharmaceuticals, Inc.	1,504,312	0.5
2,418		Zimmer Holdings, Inc.	161,184	0.1
		35,456,914		12.8

		Industrials: 15.1%
33,101		Ametek, Inc.	1,243,605	0.5
2,904	@	Armstrong World Industries, Inc.	147,320	0.1
16,286		Babcock & Wilcox Co.	426,693	0.2
13,438	@	BE Aerospace, Inc.	663,837	0.2
720		Carlisle Cos., Inc.	42,307	0.0
22,325		CH Robinson Worldwide, Inc.	1,411,386	0.5
8,201		Chicago Bridge & Iron Co. NV	380,116	0.1
6,774		Cintas Corp.	277,057	0.1
7,374	@	Clean Harbors, Inc.	405,644	0.2
1,306	@	Colfax Corp.	52,697	0.0
4,249		Con-way, Inc.	118,207	0.0
3,673	@	Copa Holdings S.A.	365,280	0.1
13,982	@	Copart, Inc.	412,469	0.2
1,057		Covanta Holding Corp.	19,470	0.0
74,539	@	Delta Airlines, Inc.	884,778	0.3
20,443		Donaldson Co., Inc.	671,348	0.2
4,148		Dun & Bradstreet Corp.	326,240	0.1
11,645	@	Eaton Corp. PLC	631,159	0.2
14,873		Equifax, Inc.	804,927	0.3
26,357		Expeditors International Washington, Inc.	1,042,419	0.4
40,643		Fastenal Co.	1,897,622	0.7
6,478		Flowserve Corp.	950,970	0.3
17,343		Fluor Corp.	1,018,728	0.4
3,652	@	Fortune Brands Home & Security, Inc.	106,711	0.0
421	@	General Cable Corp.	12,803	0.0
8,299		Graco, Inc.	427,315	0.2
19,311	@	Hertz Global Holdings, Inc.	314,190	0.1
6,733		Hubbell, Inc.	569,814	0.2
2,264		IDEX Corp.	105,344	0.0
6,912	@	IHS, Inc.	663,552	0.2
33,627		Ingersoll-Rand PLC	1,612,751	0.6
21,294		Iron Mountain, Inc.	661,179	0.2
3,029		ITT Corp.	71,060	0.0
12,328		JB Hunt Transport Services, Inc.	736,105	0.3
14,527		Joy Global, Inc.	926,532	0.3
11,776		Kansas City Southern	983,060	0.4
5,682	@	Kirby Corp.	351,659	0.1
6,443		Landstar System, Inc.	338,000	0.1
6,999		Lennox International, Inc.	367,587	0.1
11,488		Lincoln Electric Holdings, Inc.	559,236	0.2
13,831		Manitowoc Co., Inc.	216,870	0.1
49,016		Masco Corp.	816,607	0.3
409		Matson, Inc.	10,110	0.0
1,934	@	MRC Global, Inc.	53,727	0.0
6,253		MSC Industrial Direct Co.	471,351	0.2
4,154	@	Nielsen Holdings NV	127,071	0.1
8,185		Nordson Corp.	516,637	0.2
11,065		Paccar, Inc.	500,249	0.2
15,896		Pall Corp.	957,893	0.3
9,333		Parker Hannifin Corp.	793,865	0.3
14,407	L	Pitney Bowes, Inc.	153,290	0.1
6,390	@,L	Polypore International, Inc.	297,135	0.1
19,628		Robert Half International, Inc.	624,563	0.2
19,594		Rockwell Automation, Inc.	1,645,700	0.6
19,910		Rockwell Collins, Inc.	1,158,165	0.4
8,765		Rollins, Inc.	193,181	0.1
13,376		Roper Industries, Inc.	1,491,156	0.5
1,600		Snap-On, Inc.	126,384	0.1
20,445		Southwest Airlines Co.	209,357	0.1
3,744	@	Spirit Aerosystems Holdings, Inc.	63,536	0.0
2,122		SPX Corp.	148,858	0.1
11,680	@	Stericycle, Inc.	1,089,394	0.4
2,300		Textron, Inc.	57,017	0.0
1,064		Timken Co.	50,891	0.0
8,216		Toro Co.	353,124	0.1
7,012	@	TransDigm Group, Inc.	956,156	0.3
2,334		Triumph Group, Inc.	152,410	0.1
45,589	@	United Continental Holdings, Inc.	1,065,871	0.4
12,870	@	United Rentals, Inc.	585,842	0.2
3,204		Valmont Industries, Inc.	437,506	0.2
17,414	@	Verisk Analytics, Inc.	888,114	0.3
8,209	@	WABCO Holdings, Inc.	535,145	0.2
6,612		Wabtec Corp.	578,814	0.2
1,011		Waste Connections, Inc.	34,162	0.0
8,021		WW Grainger, Inc.	1,623,210	0.6
2,806		Xylem, Inc.	76,043	0.0
		42,060,581		15.1

		Information Technology: 16.8%
7,991	@	Acme Packet, Inc.	176,761	0.1
86,210	@,L	Advanced Micro Devices, Inc.	206,904	0.1
22,727	@	Akamai Technologies, Inc.	929,762	0.3
6,914	@	Alliance Data Systems Corp.	1,000,871	0.4
44,285		Altera Corp.	1,525,175	0.5
22,239		Amphenol Corp.	1,438,863	0.5
3,482		Analog Devices, Inc.	146,453	0.1
12,788	@	Ansys, Inc.	861,144	0.3
2,971	@	AOL, Inc.	87,971	0.0
5,258	@	Atmel Corp.	34,440	0.0
31,721	@	Autodesk, Inc.	1,121,337	0.4
31,510	@	Avago Technologies Ltd.	997,607	0.4
22,110	@	BMC Software, Inc.	876,883	0.3
17,142		Broadridge Financial Solutions ADR	392,209	0.1
2,810		CA, Inc.	61,764	0.0
37,704	@	Cadence Design Systems, Inc.	509,381	0.2
25,558	@	Citrix Systems, Inc.	1,680,438	0.6
1,594	@	Compuware Corp.	17,327	0.0
6,257	@	Concur Technologies, Inc.	422,473	0.2
12,291		Cypress Semiconductor Corp.	133,234	0.0
681		Diebold, Inc.	20,845	0.0
4,040	@	Dolby Laboratories, Inc.	118,493	0.0
720		DST Systems, Inc.	43,632	0.0
1,448	@	EchoStar Corp.	49,551	0.0
6,601	@	Equinix, Inc.	1,361,126	0.5
10,898	@	F5 Networks, Inc.	1,058,741	0.4
6,166		Factset Research Systems, Inc.	542,978	0.2
15,494	@	Fiserv, Inc.	1,224,491	0.4
6,686	@	FleetCor Technologies, Inc.	358,704	0.1
17,141		Flir Systems, Inc.	382,416	0.1
17,926	@	Fortinet, Inc.	377,701	0.1
6,568	@,L	Freescale Semiconductor Holdings Ltd.	72,314	0.0
9,258	@,L	Fusion-io, Inc.	212,286	0.1
12,804	@	Gartner, Inc.	589,240	0.2
13,954	@	Genpact Ltd.	216,287	0.1
10,788		Global Payments, Inc.	488,696	0.2
4,637		Harris Corp.	227,028	0.1
1,623		IAC/InterActiveCorp	76,768	0.0
14,862	@	Informatica Corp.	450,616	0.2
40,315		Intuit, Inc.	2,398,742	0.9
4,373	@	IPG Photonics Corp.	291,460	0.1
4,704		Jabil Circuit, Inc.	90,740	0.0
11,987		Jack Henry & Associates, Inc.	470,610	0.2
7,434	@	Lam Research Corp.	268,590	0.1
11,599		Lender Processing Services, Inc.	285,567	0.1
31,606		Linear Technology Corp.	1,084,086	0.4
8,494	@	LinkedIn Corp.	975,281	0.4
78,100	@	LSI Logic Corp.	552,948	0.2
20,055		Maxim Integrated Products	589,617	0.2
26,575		Microchip Technology, Inc.	866,079	0.3
11,030	@	Micros Systems, Inc.	468,113	0.2
12,812		National Instruments Corp.	330,678	0.1
21,795	@	NCR Corp.	555,337	0.2
33,439	@	NetApp, Inc.	1,121,878	0.4
4,307	@	NetSuite, Inc.	289,861	0.1
9,185	@	NeuStar, Inc.	385,127	0.1
33,173	@	Nuance Communications, Inc.	740,421	0.3
759	@,L	Palo Alto Networks, Inc.	40,622	0.0
41,468		Paychex, Inc.	1,291,314	0.5
14,974	@	Rackspace Hosting, Inc.	1,112,119	0.4
26,476	@	Red Hat, Inc.	1,402,169	0.5
21,758	@	Riverbed Technolgoy, Inc.	429,068	0.2
3,163	@	Rovi Corp.	48,805	0.0
13,806		SAIC, Inc.	156,284	0.1
1,549	@,L	ServiceNow, Inc.	46,516	0.0
5,366	@	Silicon Laboratories, Inc.	224,352	0.1
23,201	@	Skyworks Solutions, Inc.	470,980	0.2
8,456	@	SolarWinds, Inc.	443,517	0.2
9,540		Solera Holdings, Inc.	510,104	0.2
2,150	@	Splunk, Inc.	62,393	0.0
1,630	@	Stratasys Ltd.	130,645	0.0
5,702	@	Symantec Corp.	107,255	0.0
1,500	@	Synopsys, Inc.	47,760	0.0
23,159	@	Teradata Corp.	1,433,311	0.5
3,128	@	Teradyne, Inc.	52,832	0.0
22,640	@	TIBCO Software, Inc.	498,306	0.2
19,091		Total System Services, Inc.	408,929	0.1
17,174	@	Trimble Navigation Ltd.	1,026,662	0.4
5,469	@	Vantiv, Inc.	111,677	0.0
14,775	@	VeriFone Holdings, Inc.	438,522	0.2
19,953	@	VeriSign, Inc.	774,575	0.3
12,353		Western Digital Corp.	524,879	0.2
84,147		Western Union Co.	1,145,241	0.4
2,678	@	Workday, Inc.	145,951	0.1
36,227		Xilinx, Inc.	1,300,549	0.5
1,134	@	Zebra Technologies Corp.	44,544	0.0
18,163	@	Zynga, Inc.	43,046	0.0
		46,730,972		16.8

		Materials: 6.6%
9,428		Airgas, Inc.	860,682	0.3
6,906		Albemarle Corp.	429,001	0.2
12,342	@	Allied Nevada Gold Corp.	371,865	0.1
3,071		Aptargroup, Inc.	146,548	0.1
21,511		Ball Corp.	962,617	0.4
480		Carpenter Technology Corp.	24,782	0.0
21,468		Celanese Corp.	955,970	0.3
2,000		CF Industries Holdings, Inc.	406,320	0.1
4,541		Compass Minerals International, Inc.	339,258	0.1
4,907	@	Crown Holdings, Inc.	180,627	0.1
17,188		Eastman Chemical Co.	1,169,643	0.4
18,826		FMC Corp.	1,101,698	0.4
11,129		International Flavors & Fragrances, Inc.	740,524	0.3
3,558	@	Intrepid Potash, Inc.	75,750	0.0
3,203		Martin Marietta Materials, Inc.	301,979	0.1
2,412	@,L	Molycorp, Inc.	22,769	0.0
1,202		NewMarket Corp.	315,164	0.1
16,748	@	Owens-Illinois, Inc.	356,230	0.1
12,358		Packaging Corp. of America	475,412	0.2
20,906		PPG Industries, Inc.	2,829,627	1.0
1,127		Rock-Tenn Co.	78,789	0.0
2,840		Rockwood Holdings, Inc.	140,466	0.1
8,795		Royal Gold, Inc.	715,121	0.3
7,020		RPM International, Inc.	206,107	0.1
5,097		Scotts Miracle-Gro Co.	224,523	0.1
11,923		Sherwin-Williams Co.	1,833,996	0.7
16,594		Sigma-Aldrich Corp.	1,220,987	0.4
6,740		Silgan Holdings, Inc.	280,317	0.1
6,565		Steel Dynamics, Inc.	90,137	0.0
2,519	@	Tahoe Resources, Inc.	46,148	0.0
12,782		Valspar Corp.	797,597	0.3
600		Westlake Chemical Corp.	47,580	0.0
9,362	@	WR Grace & Co.	629,407	0.2
		18,377,641		6.6

		Telecommunication Services: 1.9%
40,223	@	Crown Castle International Corp.	2,902,492	1.1
11,473	@	Level 3 Communications, Inc.	265,141	0.1
16,647	@	SBA Communications Corp.	1,182,270	0.4
20,659	@	TW Telecom, Inc.	526,185	0.2
47,966	L	Windstream Corp.	397,158	0.1
		5,273,246		1.9

		Utilities: 0.7%
2,100		Aqua America, Inc.	53,382	0.0
7,053		ITC Holdings Corp.	542,446	0.2
28,535		Oneok, Inc.	1,219,871	0.4
5,559		Questar Corp.	109,846	0.1
		1,925,545		0.7

	Total Common Stock
	(Cost $183,906,701)	275,140,527		99.0

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.2%
		Securities Lending Collateralcc(1): 2.2%
1,450,754		Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,450,778, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,479,769, due 07/15/13-08/01/46)	1,450,754	0.6
1,450,754		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,450,770, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,479,769, due 10/01/16-12/20/42)	1,450,754	0.5
305,315		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $305,318, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $311,422, due 10/31/17-08/15/22)	305,315	0.1
1,450,754		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,450,769, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,479,769, due 08/09/13-06/20/42)	1,450,754	0.5
1,450,754		Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $1,450,804, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $1,479,769, due 10/01/32-01/01/43)	1,450,754	0.5
		6,108,331		2.2

Shares			Value	Percentage of Net Assets
		Mutual Funds: 1.0%
2,661,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $2,661,000)	2,661,000	1.0

Total Short-Term Investments
(Cost $8,769,331)	8,769,331	3.2

Total Investments in Securities (Cost $192,676,032)	$283,909,858	102.2
Liabilities in Excess of Other Assets	(6,128,702)	(2.2)
Net Assets	$277,781,156	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $193,428,723.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$97,016,024
Gross Unrealized Depreciation	(6,534,889)
Net Unrealized Appreciation	$90,481,135

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$275,140,527	$–	$–	$275,140,527
Short-Term Investments	2,661,000	6,108,331	–	8,769,331
Total Investments, at fair value	$277,801,527	$6,108,331	$–	$283,909,858
Other Financial Instruments+
Futures	23,459	–	–	23,459
Total Assets	$277,824,986	$6,108,331	$–	$283,933,317

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Russell™ Mid Cap Growth Index Portfolio Open Futures Contracts on December 31, 2012:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	30	03/15/13	$3,054,300	$23,459
			$3,054,300	$23,459

See Accompanying Notes to Financial Statements

ING Russell™ Mid Cap Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.5%
		Consumer Discretionary: 15.9%
28,529		Aaron's, Inc.	806,800	0.0
29,855		Abercrombie & Fitch Co.	1,432,144	0.1
27,571		Advance Auto Parts, Inc.	1,994,762	0.1
9,765		Allison Transmission Holdings, Inc.	199,401	0.0
21,410	@	AMC Networks, Inc.	1,059,795	0.1
73,510		American Eagle Outfitters	1,507,690	0.1
36,028	@	Apollo Group, Inc. - Class A	753,706	0.0
46,058	@	Ascena Retail Group, Inc.	851,612	0.1
13,167	@	Autonation, Inc.	522,730	0.0
14,275	@	Autozone, Inc.	5,059,488	0.3
16,150	@	Bally Technologies, Inc.	722,066	0.0
87,166	@	Bed Bath & Beyond, Inc.	4,873,451	0.3
100,944		Best Buy Co., Inc.	1,196,186	0.1
24,835	@	Big Lots, Inc.	706,804	0.0
42,977	@	BorgWarner, Inc.	3,078,013	0.2
28,263		Brinker International, Inc.	875,870	0.1
75,403		Cablevision Systems Corp.	1,126,521	0.1
85,557	@	Carmax, Inc.	3,211,810	0.2
18,145	@	Carter's, Inc.	1,009,769	0.1
18,290	@	Charter Communications, Inc.	1,394,430	0.1
62,907		Chico's FAS, Inc.	1,161,263	0.1
11,900	@	Chipotle Mexican Grill, Inc.	3,539,774	0.2
10,014		Choice Hotels International, Inc.	336,671	0.0
43,085		Cinemark Holdings, Inc.	1,119,348	0.1
15,550	@	Clear Channel Outdoor Holdings, Inc.	109,161	0.0
48,240		Darden Restaurants, Inc.	2,174,177	0.1
14,431	@,L	Deckers Outdoor Corp.	581,136	0.0
123,058	@	Delphi Automotive PLC	4,706,969	0.3
24,552		DeVry, Inc.	582,619	0.0
34,827		Dick's Sporting Goods, Inc.	1,584,280	0.1
11,037		Dillard's, Inc.	924,569	0.1
89,566	@	Discovery Communications, Inc. - Class A	5,685,650	0.3
76,500	@	Dish Network Corp. - Class A	2,784,600	0.2
69,250	@	Dollar General Corp.	3,053,232	0.2
86,958	@	Dollar Tree, Inc.	3,527,016	0.2
104,208		D.R. Horton, Inc.	2,061,234	0.1
25,435	@	DreamWorks Animation SKG, Inc.	421,458	0.0
12,371		DSW, Inc.	812,651	0.0
26,750		Dunkin' Brands Group, Inc.	887,565	0.1
32,794		Expedia, Inc.	2,015,191	0.1
36,240		Family Dollar Stores, Inc.	2,297,978	0.1
56,975		Foot Locker, Inc.	1,830,037	0.1
20,471	@	Fossil, Inc.	1,905,850	0.1
49,462	L	GameStop Corp.	1,241,002	0.1
88,113		Gannett Co., Inc.	1,586,915	0.1
113,559		Gap, Inc.	3,524,871	0.2
41,050	L	Garmin Ltd.	1,675,661	0.1
54,600		Gentex Corp.	1,027,572	0.1
58,465		Genuine Parts Co.	3,717,205	0.2
27,756		GNC Holdings, Inc.	923,720	0.1
91,736	@	Goodyear Tire & Rubber Co.	1,266,874	0.1
16,216	@	Groupon, Inc.	79,134	0.0
24,700		Guess ?, Inc.	606,138	0.0
102,893		H&R Block, Inc.	1,910,723	0.1
37,000	@	Hanesbrands, Inc.	1,325,340	0.1
86,796		Harley-Davidson, Inc.	4,239,117	0.2
26,700		Harman International Industries, Inc.	1,191,888	0.1
43,266	L	Hasbro, Inc.	1,553,249	0.1
12,052	@,L	HomeAway, Inc.	265,144	0.0
16,900	@	Hyatt Hotels Corp.	651,833	0.0
100,262		International Game Technology	1,420,713	0.1
166,050		Interpublic Group of Cos., Inc.	1,829,871	0.1
9,053	@	ITT Educational Services, Inc.	156,707	0.0
29,871	@	Jarden Corp.	1,544,331	0.1
59,837	L	JC Penney Co., Inc.	1,179,387	0.1
17,850		John Wiley & Sons, Inc.	694,900	0.0
86,343		Kohl's Corp.	3,711,022	0.2
28,872	@	Lamar Advertising Co.	1,118,790	0.1
37,346		Lear Corp.	1,749,287	0.1
52,532		Leggett & Platt, Inc.	1,429,921	0.1
60,654	L	Lennar Corp.	2,345,490	0.1
98,339	@	Liberty Global, Inc.	6,194,374	0.4
209,475	@	Liberty Media Corp. - Interactive	4,122,468	0.2
40,690	@	Liberty Media Corp. - Liberty Capital	4,720,447	0.3
13,970	@	Liberty Ventures	946,607	0.1
90,511		Limited Brands, Inc.	4,259,448	0.3
110,574	@	LKQ Corp.	2,333,111	0.1
155,431		Macy's, Inc.	6,064,918	0.4
23,075	@	The Madison Square Garden, Inc.	1,023,376	0.1
95,306		Marriott International, Inc.	3,552,055	0.2
127,673		Mattel, Inc.	4,675,385	0.3
104,878		McGraw-Hill Cos., Inc.	5,733,680	0.3
149,026	@	MGM Resorts International	1,734,663	0.1
31,776	@	Michael Kors Holdings Ltd.	1,621,529	0.1
21,355	@	Mohawk Industries, Inc.	1,931,987	0.1
9,012		Morningstar, Inc.	566,224	0.0
20,818	@,L	NetFlix, Inc.	1,931,494	0.1
108,677		Newell Rubbermaid, Inc.	2,420,237	0.1
58,945		Nordstrom, Inc.	3,153,557	0.2
1,900	@	NVR, Inc.	1,748,000	0.1
102,223		Omnicom Group, Inc.	5,107,061	0.3
44,618	@	O'Reilly Automotive, Inc.	3,989,742	0.2
38,181	@,L	Pandora Media, Inc.	350,502	0.0
10,625	@	Panera Bread Co.	1,687,569	0.1
24,720	@	Penn National Gaming, Inc.	1,213,999	0.1
40,629		Petsmart, Inc.	2,776,586	0.2
24,264		Polaris Industries, Inc.	2,041,816	0.1
128,370	@	Pulte Homes, Inc.	2,331,199	0.1
26,373		PVH Corp.	2,927,667	0.2
23,115		Ralph Lauren Corp.	3,465,401	0.2
30,900	L	Regal Entertainment Group	431,055	0.0
84,934		Ross Stores, Inc.	4,599,176	0.3
56,768	@	Royal Caribbean Cruises Ltd.	1,930,112	0.1
58,087	@	Sally Beauty Holdings, Inc.	1,369,111	0.1
31,852		Scripps Networks Interactive - Class A	1,844,868	0.1
13,572	@,L	Sears Holding Corp.	561,338	0.0
2,959	@	Sears Hometown and Outlet Stores, Inc.	96,345	0.0
81,416		Service Corp. International	1,124,355	0.1
31,908		Signet Jewelers Ltd.	1,703,887	0.1
1,425,059	@	Sirius XM Radio, Inc.	4,118,421	0.2
258,399		Staples, Inc.	2,945,749	0.2
74,092		Starwood Hotels & Resorts Worldwide, Inc.	4,249,917	0.2
23,814	@	Tempur-Pedic International, Inc.	749,903	0.0
26,573	@,L	Tesla Motors, Inc.	900,028	0.1
16,053		Thor Industries, Inc.	600,864	0.0
47,499		Tiffany & Co.	2,723,593	0.2
53,896	@	Toll Brothers, Inc.	1,742,458	0.1
27,013		Tractor Supply Co.	2,386,869	0.1
32,552	@	TripAdvisor, Inc.	1,365,882	0.1
37,749	@	TRW Automotive Holdings Corp.	2,023,724	0.1
20,970		Tupperware Corp.	1,344,177	0.1
23,571	@	Ulta Salon Cosmetics & Fragrance, Inc.	2,316,086	0.1
29,116	@	Under Armour, Inc.	1,412,999	0.1
39,919	@	Urban Outfitters, Inc.	1,571,212	0.1
32,869		VF Corp.	4,962,233	0.3
104,127		Virgin Media, Inc.	3,826,667	0.2
19,500	@	Visteon Corp.	1,049,490	0.1
1,591		Washington Post	581,049	0.0
9,977		Weight Watchers International, Inc.	522,396	0.0
105,202		Wendy's Company	494,449	0.0
29,100		Whirlpool Corp.	2,960,925	0.2
33,165		Williams-Sonoma, Inc.	1,451,632	0.1
54,692		Wyndham Worldwide Corp.	2,910,161	0.2
29,881		Wynn Resorts Ltd.	3,361,314	0.2
		271,309,829		15.9

		Consumer Staples: 5.9%
161,940		Avon Products, Inc.	2,325,458	0.1
59,000		Beam, Inc.	3,604,310	0.2
56,139		Brown-Forman Corp.	3,550,792	0.2
54,705		Bunge Ltd.	3,976,506	0.2
65,505		Campbell Soup Co.	2,285,469	0.1
52,071		Church & Dwight Co., Inc.	2,789,444	0.2
48,773		Clorox Co.	3,571,159	0.2
112,469		Coca-Cola Enterprises, Inc.	3,568,641	0.2
155,727		ConAgra Foods, Inc.	4,593,947	0.3
55,321	@	Constellation Brands, Inc.	1,957,810	0.1
70,050	@	Dean Foods Co.	1,156,526	0.1
79,428		Dr Pepper Snapple Group, Inc.	3,509,129	0.2
23,243		Energizer Holdings, Inc.	1,858,975	0.1
42,019		Flowers Foods, Inc.	977,782	0.1
10,300	@	Fresh Market, Inc.	495,327	0.0
51,632	@,L	Green Mountain Coffee Roasters, Inc.	2,135,500	0.1
40,563	@,L	Herbalife Ltd.	1,336,145	0.1
56,277		Hershey Co.	4,064,325	0.2
44,513		Hillshire Brands Co.	1,252,596	0.1
119,939		HJ Heinz Co.	6,918,082	0.4
50,404		Hormel Foods Corp.	1,573,109	0.1
28,663		Ingredion, Inc.	1,846,757	0.1
41,997		JM Smucker Co.	3,621,821	0.2
197,938		Kroger Co.	5,150,347	0.3
48,938		Lorillard, Inc.	5,709,596	0.3
49,708		McCormick & Co., Inc.	3,157,949	0.2
76,449		Mead Johnson Nutrition Co.	5,037,225	0.3
48,014		Molson Coors Brewing Co.	2,054,519	0.1
54,047	@	Monster Beverage Corp.	2,858,005	0.2
21,216	L	Nu Skin Enterprises, Inc.	786,053	0.1
20,713	@	Ralcorp Holdings, Inc.	1,856,920	0.1
90,167	L	Safeway, Inc.	1,631,121	0.1
52,037	@	Smithfield Foods, Inc.	1,122,438	0.1
108,938		Tyson Foods, Inc.	2,113,397	0.1
8,585	@	WhiteWave Foods Co.	133,411	0.0
68,817		Whole Foods Market, Inc.	6,285,057	0.4
		100,865,648		5.9

		Energy: 6.9%
82,564	@	Alpha Natural Resources, Inc.	804,173	0.0
21,600	@	Atwood Oceanics, Inc.	989,064	0.1
78,660		Cabot Oil & Gas Corp.	3,912,548	0.2
92,348	@	Cameron International Corp.	5,213,968	0.3
7,400	L	CARBO Ceramics, Inc.	579,716	0.0
80,394	@	Cheniere Energy, Inc.	1,509,799	0.1
248,325		Chesapeake Energy Corp.	4,127,161	0.2
32,140		Cimarex Energy Co.	1,855,442	0.1
68,986	@	Cobalt International Energy, Inc.	1,694,296	0.1
39,007	@	Concho Resources, Inc.	3,142,404	0.2
85,295		Consol Energy, Inc.	2,737,969	0.2
16,000	@	Continental Resources, Inc.	1,175,840	0.1
146,451	@	Denbury Resources, Inc.	2,372,506	0.1
25,806	L	Diamond Offshore Drilling	1,753,776	0.1
28,344	@	Dresser-Rand Group, Inc.	1,591,232	0.1
49,358		EQT Corp.	2,911,135	0.2
46,432	L	EXCO Resources, Inc.	314,345	0.0
89,660	@	FMC Technologies, Inc.	3,840,138	0.2
16,295	@	Golar LNG Ltd.	599,330	0.0
35,962		Helmerich & Payne, Inc.	2,014,232	0.1
77,534		HollyFrontier Corp.	3,609,208	0.2
26,435	@	Kosmos Energy, LLC	326,472	0.0
7,770	@	Laredo Petroleum Holdings, Inc.	141,103	0.0
127,749		Marathon Petroleum Corp.	8,048,187	0.5
89,650	@	McDermott International, Inc.	987,943	0.1
72,895		Murphy Oil Corp.	4,340,897	0.3
109,900	@	Nabors Industries Ltd.	1,588,055	0.1
50,567	@	Newfield Exploration Co.	1,354,184	0.1
66,655		Noble Energy, Inc.	6,781,480	0.4
40,601		Oceaneering International, Inc.	2,183,928	0.1
20,540	@	Oil States International, Inc.	1,469,432	0.1
59,100		Patterson-UTI Energy, Inc.	1,101,033	0.1
102,138		Peabody Energy Corp.	2,717,892	0.2
46,130		Pioneer Natural Resources Co.	4,916,997	0.3
48,310	@	Plains Exploration & Production Co.	2,267,671	0.1
66,876		QEP Resources, Inc.	2,024,337	0.1
60,801		Range Resources Corp.	3,820,127	0.2
46,539	@	Rowan Companies PLC	1,455,275	0.1
23,003	L	RPC, Inc.	281,557	0.0
183,546	@,L	SandRidge Energy, Inc.	1,165,517	0.1
7,926	@	SEACOR Holdings, Inc.	664,199	0.0
24,038		SM Energy Co.	1,255,024	0.1
130,882	@	Southwestern Energy Co.	4,372,768	0.3
59,031	@	Superior Energy Services	1,223,122	0.1
13,614		Teekay Corp.	437,009	0.0
52,617		Tesoro Corp.	2,317,779	0.1
19,210		Tidewater, Inc.	858,303	0.0
57,363	@,L	Ultra Petroleum Corp.	1,039,991	0.1
18,228	@	Unit Corp.	821,171	0.0
207,294		Valero Energy Corp.	7,072,871	0.4
44,087	@	Whiting Petroleum Corp.	1,912,053	0.1
26,951		World Fuel Services Corp.	1,109,573	0.1
74,454	@	WPX Energy, Inc.	1,107,876	0.1
		117,912,108		6.9

		Financials: 18.8%
19,260	@	Affiliated Managers Group, Inc.	2,506,689	0.1
15,850	@	Alexander & Baldwin, Inc.	465,514	0.0
23,286		Alexandria Real Estate Equities, Inc.	1,614,186	0.1
6,347	@	Alleghany Corp.	2,128,911	0.1
13,627	@	Allied World Assurance Co. Holdings Ltd.	1,073,808	0.1
38,817		American Campus Communities, Inc.	1,790,628	0.1
128,115		American Capital Agency Corp.	3,707,648	0.2
124,735	@	American Capital Ltd.	1,496,820	0.1
29,878		American Financial Group, Inc.	1,180,779	0.1
2,600		American National Insurance	177,554	0.0
77,829		Ameriprise Financial, Inc.	4,874,430	0.3
365,392		Annaly Capital Management, Inc.	5,130,104	0.3
122,392		Aon PLC	6,804,995	0.4
53,838		Apartment Investment & Management Co.	1,456,856	0.1
50,450	@	Arch Capital Group Ltd.	2,220,809	0.1
93,038		Ares Capital Corp.	1,628,165	0.1
44,425		Arthur J. Gallagher & Co.	1,539,326	0.1
27,100	@	Aspen Insurance Holdings Ltd.	869,368	0.0
66,250		Associated Banc-Corp.	869,200	0.0
32,138		Assurant, Inc.	1,115,189	0.1
64,382	@	Assured Guaranty Ltd.	916,156	0.1
42,891		AvalonBay Communities, Inc.	5,815,591	0.3
41,032	@	Axis Capital Holdings Ltd.	1,421,348	0.1
17,084		Bank of Hawaii Corp.	752,550	0.0
12,800		BankUnited, Inc.	312,832	0.0
57,802		BioMed Realty Trust, Inc.	1,117,313	0.1
9,850		BOK Financial Corp.	536,431	0.0
56,173		Boston Properties, Inc.	5,943,665	0.3
53,701		Brandywine Realty Trust	654,615	0.0
28,500		BRE Properties, Inc.	1,448,655	0.1
43,821		Brown & Brown, Inc.	1,115,683	0.1
30,107		Camden Property Trust	2,053,598	0.1
87,064		CapitalSource, Inc.	659,945	0.0
61,453		Capitol Federal Financial, Inc.	718,386	0.0
55,738		CBL & Associates Properties, Inc.	1,182,203	0.1
32,778		CBOE Holdings, Inc.	965,640	0.1
123,017	@	CBRE Group, Inc.	2,448,038	0.1
385,016		Chimera Investment Corp.	1,004,892	0.1
54,733		Cincinnati Financial Corp.	2,143,344	0.1
75,312	@	CIT Group, Inc.	2,910,056	0.2
17,497		City National Corp.	866,451	0.0
10,250		CNA Financial Corp.	287,102	0.0
73,719		Comerica, Inc.	2,236,634	0.1
29,566		Commerce Bancshares, Inc.	1,036,584	0.1
31,393		CommonWealth REIT	497,265	0.0
30,360		Corporate Office Properties Trust SBI MD	758,393	0.0
19,970		Cullen/Frost Bankers, Inc.	1,083,772	0.1
89,134		DDR Corp.	1,395,838	0.1
45,680		Digital Realty Trust, Inc.	3,101,215	0.2
52,326		Douglas Emmett, Inc.	1,219,196	0.1
99,254		Duke Realty Corp.	1,376,653	0.1
107,198	@	E*Trade Financial Corp.	959,422	0.1
54,230		East-West Bancorp., Inc.	1,165,403	0.1
43,301		Eaton Vance Corp.	1,379,137	0.1
16,254	@	Endurance Specialty Holdings Ltd.	645,121	0.0
15,495		Equity Lifestyle Properties, Inc.	1,042,659	0.1
9,694		Erie Indemnity Co.	671,019	0.0
13,200		Essex Property Trust, Inc.	1,935,780	0.1
19,770	@	Everest Re Group Ltd.	2,173,712	0.1
41,426		Extra Space Storage, Inc.	1,507,492	0.1
23,960		Federal Realty Investment Trust	2,492,319	0.1
34,550	L	Federated Investors, Inc.	698,947	0.0
83,574		Fidelity National Financial, Inc.	1,968,168	0.1
344,969		Fifth Third Bancorp.	5,240,079	0.3
1,898		First Citizens BancShares, Inc.	310,323	0.0
94,671		First Horizon National Corp.	938,190	0.1
132,156		First Niagara Financial Group, Inc.	1,047,997	0.1
38,255		First Republic Bank	1,253,999	0.1
56,253	@	Forest City Enterprises, Inc.	908,486	0.1
76,250		Fulton Financial Corp.	732,763	0.0
197,996		General Growth Properties, Inc.	3,930,221	0.2
184,406	@	Genworth Financial, Inc.	1,384,889	0.1
16,883		Hanover Insurance Group, Inc.	654,047	0.0
165,284		Hartford Financial Services Group, Inc.	3,708,973	0.2
36,637		Hatteras Financial Corp.	908,964	0.1
37,930		HCC Insurance Holdings, Inc.	1,411,375	0.1
169,613		HCP, Inc.	7,663,115	0.4
97,372		Health Care Real Estate Investment Trust, Inc.	5,967,930	0.3
19,252		Home Properties, Inc.	1,180,340	0.1
46,329		Hospitality Properties Trust	1,085,025	0.1
269,590		Host Hotels & Resorts, Inc.	4,224,475	0.2
10,294	@	Howard Hughes Corp.	751,668	0.0
197,990		Hudson City Bancorp., Inc.	1,609,659	0.1
324,181		Huntington Bancshares, Inc.	2,071,517	0.1
14,000		Interactive Brokers Group, Inc.	191,520	0.0
27,279	@	IntercontinentalExchange, Inc.	3,377,413	0.2
168,079	@	Invesco Ltd.	4,385,181	0.3
71,250		Janus Capital Group, Inc.	607,050	0.0
53,018		Jefferies Group, Inc.	984,544	0.1
16,400		Jones Lang LaSalle, Inc.	1,376,616	0.1
18,481		Kemper Corp.	545,190	0.0
357,329		Keycorp	3,008,710	0.2
28,034		Kilroy Realty Corp.	1,327,971	0.1
152,541		Kimco Realty Corp.	2,947,092	0.2
42,400		Lazard Ltd.	1,265,216	0.1
49,469		Legg Mason, Inc.	1,272,343	0.1
74,032		Leucadia National Corp.	1,761,221	0.1
38,844		Liberty Property Trust	1,389,450	0.1
107,036		Lincoln National Corp.	2,772,232	0.2
18,917		LPL Financial Holdings, Inc.	532,703	0.0
47,446		M&T Bank Corp.	4,672,008	0.3
49,703		Macerich Co.	2,897,685	0.2
33,300		Mack-Cali Realty Corp.	869,463	0.1
3,621	@	Markel Corp.	1,569,414	0.1
53,059	@,L	MBIA, Inc.	416,513	0.0
10,250		Mercury General Corp.	406,823	0.0
133,875		MFA Mortgage Investments, Inc.	1,085,726	0.1
15,357		Mid-America Apartment Communities, Inc.	994,366	0.1
73,562		Moody's Corp.	3,701,640	0.2
45,552	@	MSCI, Inc. - Class A	1,411,656	0.1
43,648		Nasdaq Stock Market, Inc.	1,091,636	0.1
40,125		National Retail Properties, Inc.	1,251,900	0.1
164,599		New York Community Bancorp., Inc.	2,156,247	0.1
80,837		Northern Trust Corp.	4,054,784	0.2
95,209		NYSE Euronext	3,002,892	0.2
97,319		Old Republic International Corp.	1,036,447	0.1
22,989	@	PartnerRe Ltd.	1,850,385	0.1
126,097		People's United Financial, Inc.	1,524,513	0.1
64,803		Piedmont Office Realty Trust, Inc.	1,169,694	0.1
60,531		Plum Creek Timber Co., Inc.	2,685,760	0.2
39,170	@	Popular, Inc.	814,344	0.0
20,271		Post Properties, Inc.	1,012,536	0.1
112,551		Principal Financial Group, Inc.	3,209,955	0.2
22,978		ProAssurance Corp.	969,442	0.1
229,123		Progressive Corp.	4,834,495	0.3
172,340		ProLogis, Inc.	6,288,687	0.4
30,345		Protective Life Corp.	867,260	0.0
42,638		Raymond James Financial, Inc.	1,642,842	0.1
45,927		Rayonier, Inc.	2,380,396	0.1
18,415	@	Realogy Holdings Corp.	772,693	0.0
50,003		Realty Income Corp.	2,010,621	0.1
33,721		Regency Centers Corp.	1,588,934	0.1
529,850		Regions Financial Corp.	3,772,532	0.2
27,631		Reinsurance Group of America, Inc.	1,478,811	0.1
18,069	@	RenaissanceRe Holdings Ltd.	1,468,287	0.1
31,818		Retail Properties of America, Inc.	380,861	0.0
51,427		SEI Investments Co.	1,200,306	0.1
66,186		Senior Housing Properties Trust	1,564,637	0.1
18,221	@	Signature Bank	1,299,886	0.1
33,609		SL Green Realty Corp.	2,576,130	0.2
173,495		SLM Corp.	2,971,969	0.2
24,900	@	St. Joe Co.	574,692	0.0
16,631		Stancorp Financial Group, Inc.	609,859	0.0
201,753		SunTrust Bank	5,719,698	0.3
16,584	@	SVB Financial Group	928,206	0.1
300,700		Synovus Financial Corp.	736,715	0.0
95,640		T. Rowe Price Group, Inc.	6,229,033	0.4
34,732		Tanger Factory Outlet Centers, Inc.	1,187,834	0.1
22,038		Taubman Centers, Inc.	1,734,831	0.1
60,750		TCF Financial Corp.	738,113	0.0
86,974		TD Ameritrade Holding Corp.	1,462,033	0.1
30,550	@	TFS Financial Corp.	293,891	0.0
36,919		Torchmark Corp.	1,907,605	0.1
92,767		UDR, Inc.	2,205,999	0.1
107,179		UnumProvident Corp.	2,231,467	0.1
38,778	@	Validus Holdings Ltd.	1,340,943	0.1
73,897		Valley National Bancorp.	687,242	0.0
108,374		Ventas, Inc.	7,013,965	0.4
69,600		Vornado Realty Trust	5,573,568	0.3
32,368		Waddell & Reed Financial, Inc.	1,127,054	0.1
40,110		Washington Federal, Inc.	676,656	0.0
45,466		Weingarten Realty Investors	1,217,125	0.1
201,483		Weyerhaeuser Co.	5,605,257	0.3
2,229	@	White Mountains Insurance Group Ltd.	1,147,935	0.1
41,577		WR Berkley Corp.	1,569,116	0.1
116,853	@	XL Group PLC	2,928,336	0.2
69,065		Zions Bancorp.	1,477,991	0.1
		319,879,029		18.8

		Health Care: 9.3%
130,319		Agilent Technologies, Inc.	5,335,260	0.3
30,136	@	Alere, Inc.	557,516	0.0
72,017	@	Alexion Pharmaceuticals, Inc.	6,755,915	0.4
72,800	@	Allscripts Healthcare Solutions, Inc.	685,776	0.0
88,250		AmerisourceBergen Corp.	3,810,635	0.2
62,123	@	Ariad Pharmaceuticals, Inc.	1,191,519	0.1
45,808	@	BioMarin Pharmaceuticals, Inc.	2,256,044	0.1
7,600	@	Bio-Rad Laboratories, Inc.	798,380	0.0
535,893	@	Boston Scientific Corp.	3,070,667	0.2
36,414	@	Brookdale Senior Living, Inc.	922,002	0.1
34,910	@	Bruker BioSciences Corp.	533,076	0.0
83,218	@	CareFusion Corp.	2,378,370	0.1
76,714	@	Catamaran Corp.	3,613,997	0.2
54,400	@	Cerner Corp.	4,223,616	0.3
18,358	@	Charles River Laboratories International, Inc.	687,874	0.0
108,084		Cigna Corp.	5,778,171	0.3
34,073	@	Community Health Systems, Inc.	1,047,404	0.1
17,750		Cooper Cos., Inc.	1,641,520	0.1
20,791	@	Covance, Inc.	1,201,096	0.1
50,235		Coventry Health Care, Inc.	2,252,035	0.1
31,471		CR Bard, Inc.	3,075,976	0.2
35,246	@	DaVita, Inc.	3,895,740	0.2
53,127		Densply International, Inc.	2,104,360	0.1
42,967	@	Edwards Lifesciences Corp.	3,874,334	0.2
43,925	@	Endo Pharmaceuticals Holdings, Inc.	1,153,910	0.1
99,610	@	Forest Laboratories, Inc.	3,518,225	0.2
61,853	@	HCA Holdings, Inc.	1,866,105	0.1
96,750	@	Health Management Associates, Inc.	901,710	0.1
31,206	@	Health Net, Inc.	758,306	0.0
33,685	@	Henry Schein, Inc.	2,710,295	0.2
23,277		Hill-Rom Holdings, Inc.	663,394	0.0
99,950	@	Hologic, Inc.	2,001,998	0.1
61,929	@	Hospira, Inc.	1,934,662	0.1
61,176		Humana, Inc.	4,198,509	0.2
20,628	@	Idexx Laboratories, Inc.	1,914,278	0.1
46,266	@,L	Illumina, Inc.	2,571,927	0.2
36,066	@,L	Incyte Corp., Ltd.	599,056	0.0
36,286	@	Laboratory Corp. of America Holdings	3,143,093	0.2
66,952	@	Life Technologies Corp.	3,286,004	0.2
18,278	@	LifePoint Hospitals, Inc.	689,995	0.0
27,172	@	Medivation, Inc.	1,390,120	0.1
18,350	@	Mednax, Inc.	1,459,192	0.1
11,790	@	Mettler Toledo International, Inc.	2,279,007	0.1
152,321	@	Mylan Laboratories	4,185,781	0.2
31,838	@	Myriad Genetics, Inc.	867,586	0.1
42,342		Omnicare, Inc.	1,528,546	0.1
24,145	@	Onyx Pharmaceuticals, Inc.	1,823,672	0.1
34,945		Patterson Cos., Inc.	1,196,167	0.1
43,050		PerkinElmer, Inc.	1,366,407	0.1
35,024		Perrigo Co.	3,643,547	0.2
87,166	@,L	Qiagen NV	1,582,063	0.1
59,493		Quest Diagnostics	3,466,657	0.2
28,957	@	Regeneron Pharmaceuticals, Inc.	4,953,674	0.3
53,514		Resmed, Inc.	2,224,577	0.1
21,754	@	Salix Pharmaceuticals Ltd.	880,602	0.1
20,853	@	Sirona Dental Systems, Inc.	1,344,184	0.1
117,643		St. Jude Medical, Inc.	4,251,618	0.3
13,815		Techne Corp.	944,117	0.1
15,350		Teleflex, Inc.	1,094,609	0.1
38,808	@	Tenet Healthcare Corp.	1,260,096	0.1
21,800	@	Thoratec Corp.	817,936	0.1
18,935	@	United Therapeutics Corp.	1,011,508	0.1
33,546		Universal Health Services, Inc.	1,621,949	0.1
41,815	@	Varian Medical Systems, Inc.	2,937,086	0.2
33,150	@	VCA Antech, Inc.	697,808	0.0
79,132	@	Vertex Pharmaceuticals, Inc.	3,318,796	0.2
62,852	@	Warner Chilcott PLC	756,738	0.0
33,319	@	Waters Corp.	2,902,751	0.2
47,765	@	Watson Pharmaceuticals, Inc.	4,107,790	0.2
66,033		Zimmer Holdings, Inc.	4,401,760	0.3
		157,919,094		9.3

		Industrials: 12.6%
42,294	@	Aecom Technology Corp.	1,006,597	0.1
36,300	@	AGCO Corp.	1,783,056	0.1
25,249	@	Air Lease Corp.	542,853	0.0
12,420		Alliant Techsystems, Inc.	769,543	0.0
90,393		Ametek, Inc.	3,396,065	0.2
8,100	@	Armstrong World Industries, Inc.	410,913	0.0
38,851		Avery Dennison Corp.	1,356,677	0.1
44,875		Babcock & Wilcox Co.	1,175,725	0.1
36,682	@	BE Aerospace, Inc.	1,812,091	0.1
23,400		Carlisle Cos., Inc.	1,374,984	0.1
60,977		CH Robinson Worldwide, Inc.	3,854,966	0.2
36,370		Chicago Bridge & Iron Co. NV	1,685,749	0.1
41,218		Cintas Corp.	1,685,816	0.1
20,173	@	Clean Harbors, Inc.	1,109,717	0.1
10,200	@	CNH Global NV	410,958	0.0
16,365	@	Colfax Corp.	660,328	0.0
21,150		Con-way, Inc.	588,393	0.0
12,400	@	Copa Holdings S.A.	1,233,180	0.1
38,215	@	Copart, Inc.	1,127,342	0.1
37,508		Corrections Corp. of America	1,330,409	0.1
40,836		Covanta Holding Corp.	752,199	0.0
18,600		Crane Co.	860,808	0.0
318,517	@	Delta Airlines, Inc.	3,780,797	0.2
55,834		Donaldson Co., Inc.	1,833,589	0.1
68,848		Dover Corp.	4,524,002	0.3
16,855		Dun & Bradstreet Corp.	1,325,646	0.1
172,818		Eaton Corp. PLC	9,366,736	0.5
6,087	@	Engility Holdings, Inc.	117,236	0.0
45,120		Equifax, Inc.	2,441,894	0.1
70,350		Exelis, Inc.	792,844	0.0
79,626		Expeditors International Washington, Inc.	3,149,208	0.2
111,013		Fastenal Co.	5,183,197	0.3
19,186		Flowserve Corp.	2,816,505	0.2
63,398		Fluor Corp.	3,723,999	0.2
59,847	@	Fortune Brands Home & Security, Inc.	1,748,729	0.1
18,785		Gardner Denver, Inc.	1,286,772	0.1
17,850		GATX Corp.	772,905	0.0
18,666	@	General Cable Corp.	567,633	0.0
22,677		Graco, Inc.	1,167,639	0.1
47,392	@	GrafTech International Ltd.	445,011	0.0
30,950		Harsco Corp.	727,325	0.0
93,450	@	Hertz Global Holdings, Inc.	1,520,431	0.1
22,198		Hubbell, Inc.	1,878,617	0.1
18,600		Huntington Ingalls Industries, Inc.	806,124	0.0
31,650		IDEX Corp.	1,472,674	0.1
18,850	@	IHS, Inc.	1,809,600	0.1
111,980		Ingersoll-Rand PLC	5,370,561	0.3
61,766		Iron Mountain, Inc.	1,917,834	0.1
35,175		ITT Corp.	825,205	0.0
48,550	@	Jacobs Engineering Group, Inc.	2,066,773	0.1
33,669		JB Hunt Transport Services, Inc.	2,010,376	0.1
39,675		Joy Global, Inc.	2,530,472	0.1
41,227		Kansas City Southern	3,441,630	0.2
11,000		KAR Auction Services, Inc.	222,640	0.0
55,645		KBR, Inc.	1,664,898	0.1
29,989		Kennametal, Inc.	1,199,560	0.1
20,963	@	Kirby Corp.	1,297,400	0.1
36,522		L-3 Communications Holdings, Inc.	2,798,316	0.2
17,596		Landstar System, Inc.	923,086	0.1
19,108		Lennox International, Inc.	1,003,552	0.1
31,393		Lincoln Electric Holdings, Inc.	1,528,211	0.1
50,450		Manitowoc Co., Inc.	791,056	0.0
30,064		Manpower, Inc.	1,275,916	0.1
133,850		Masco Corp.	2,229,941	0.1
15,850		Matson, Inc.	391,812	0.0
8,539	@	MRC Global, Inc.	237,213	0.0
16,950		MSC Industrial Direct Co.	1,277,691	0.1
26,658	@,L	Navistar International Corp.	580,345	0.0
45,598	@	Nielsen Holdings NV	1,394,843	0.1
24,119		Nordson Corp.	1,522,391	0.1
34,800	@	Oshkosh Truck Corp.	1,031,820	0.1
45,593	@	Owens Corning, Inc.	1,686,485	0.1
133,744		Paccar, Inc.	6,046,566	0.4
43,413		Pall Corp.	2,616,067	0.2
56,641		Parker Hannifin Corp.	4,817,883	0.3
79,012	@	Pentair Ltd.	3,883,440	0.2
63,729	L	Pitney Bowes, Inc.	678,077	0.0
17,459	@,L	Polypore International, Inc.	811,844	0.0
78,375	@	Quanta Services, Inc.	2,138,854	0.1
15,727		Regal-Beloit Corp.	1,108,282	0.1
113,707		Republic Services, Inc.	3,335,026	0.2
53,584		Robert Half International, Inc.	1,705,043	0.1
53,501		Rockwell Automation, Inc.	4,493,549	0.3
54,378		Rockwell Collins, Inc.	3,163,168	0.2
23,948		Rollins, Inc.	527,814	0.0
36,522		Roper Industries, Inc.	4,071,473	0.2
67,651	L	RR Donnelley & Sons Co.	608,859	0.0
19,207		Ryder System, Inc.	959,006	0.1
24,718	@	Shaw Group, Inc.	1,152,106	0.1
21,774		Snap-On, Inc.	1,719,928	0.1
287,805		Southwest Airlines Co.	2,947,123	0.2
44,850	@	Spirit Aerosystems Holdings, Inc.	761,105	0.0
18,982		SPX Corp.	1,331,587	0.1
64,277		Stanley Black & Decker, Inc.	4,754,570	0.3
31,907	@	Stericycle, Inc.	2,975,966	0.2
41,950	@	Terex Corp.	1,179,215	0.1
105,091		Textron, Inc.	2,605,206	0.1
32,752		Timken Co.	1,566,528	0.1
22,448		Toro Co.	964,815	0.1
22,764		Towers Watson & Co.	1,279,564	0.1
19,100	@	TransDigm Group, Inc.	2,604,476	0.1
30,600		Trinity Industries, Inc.	1,096,092	0.1
18,687		Triumph Group, Inc.	1,220,261	0.1
124,474	@	United Continental Holdings, Inc.	2,910,202	0.2
35,147	@	United Rentals, Inc.	1,599,891	0.1
28,402		URS Corp.	1,115,063	0.1
39,250	@	UTI Worldwide, Inc.	525,950	0.0
8,752		Valmont Industries, Inc.	1,195,086	0.1
55,106	@	Verisk Analytics, Inc.	2,810,406	0.2
24,158	@	WABCO Holdings, Inc.	1,574,860	0.1
18,065		Wabtec Corp.	1,581,410	0.1
46,249		Waste Connections, Inc.	1,562,754	0.1
16,450	@	Wesco International, Inc.	1,109,224	0.1
21,908		WW Grainger, Inc.	4,433,522	0.3
69,496		Xylem, Inc.	1,883,342	0.1
		214,832,712		12.6

		Information Technology: 12.7%
21,812	@	Acme Packet, Inc.	482,481	0.0
158,778		Activision Blizzard, Inc.	1,686,222	0.1
235,100	@,L	Advanced Micro Devices, Inc.	564,240	0.0
67,159	@	Akamai Technologies, Inc.	2,747,475	0.2
18,878	@	Alliance Data Systems Corp.	2,732,779	0.2
120,982		Altera Corp.	4,166,620	0.2
63,259	@	Amdocs Ltd.	2,150,173	0.1
60,754		Amphenol Corp.	3,930,784	0.2
111,864		Analog Devices, Inc.	4,705,000	0.3
35,050	@	Ansys, Inc.	2,360,267	0.1
31,431	@	AOL, Inc.	930,672	0.1
448,987		Applied Materials, Inc.	5,136,411	0.3
41,818	@	Arrow Electronics, Inc.	1,592,429	0.1
166,398	@	Atmel Corp.	1,089,907	0.1
86,648	@	Autodesk, Inc.	3,063,007	0.2
91,425	@	Avago Technologies Ltd.	2,894,516	0.2
51,491	@	Avnet, Inc.	1,576,140	0.1
18,350		AVX Corp.	197,813	0.0
60,395	@	BMC Software, Inc.	2,395,266	0.1
8,900		Booz Allen Hamilton Holding Corp.	123,888	0.0
47,250		Broadridge Financial Solutions ADR	1,081,080	0.1
171,981	@	Brocade Communications Systems, Inc.	916,659	0.1
133,016		CA, Inc.	2,923,692	0.2
102,750	@	Cadence Design Systems, Inc.	1,388,152	0.1
69,809	@	Citrix Systems, Inc.	4,589,942	0.3
58,184		Computer Sciences Corp.	2,330,269	0.1
81,737	@	Compuware Corp.	888,481	0.1
17,093	@	Concur Technologies, Inc.	1,154,119	0.1
36,594	@	CoreLogic, Inc.	985,110	0.1
43,578	@	Cree, Inc.	1,480,780	0.1
57,060		Cypress Semiconductor Corp.	618,530	0.0
23,610		Diebold, Inc.	722,702	0.0
18,914	@,L	Dolby Laboratories, Inc.	554,748	0.0
12,498		DST Systems, Inc.	757,379	0.0
14,650	@	EchoStar Corp.	501,323	0.0
119,128	@	Electronic Arts, Inc.	1,730,930	0.1
18,026	@	Equinix, Inc.	3,716,961	0.2
29,761	@	F5 Networks, Inc.	2,891,281	0.2
16,847		Factset Research Systems, Inc.	1,483,547	0.1
47,736	@	Fairchild Semiconductor International, Inc.	687,398	0.0
94,074		Fidelity National Information Services, Inc.	3,274,716	0.2
51,167	@	Fiserv, Inc.	4,043,728	0.2
18,248	@	FleetCor Technologies, Inc.	979,005	0.1
57,809		Flir Systems, Inc.	1,289,719	0.1
48,964	@	Fortinet, Inc.	1,031,671	0.1
18,896	@,L	Freescale Semiconductor Holdings Ltd.	208,045	0.0
25,278	@,L	Fusion-io, Inc.	579,625	0.0
34,967	@	Gartner, Inc.	1,609,181	0.1
48,100	@	Genpact Ltd.	745,550	0.0
29,470		Global Payments, Inc.	1,334,991	0.1
42,665		Harris Corp.	2,088,878	0.1
29,501		IAC/InterActiveCorp	1,395,397	0.1
40,400	@	Informatica Corp.	1,224,928	0.1
57,112	@	Ingram Micro, Inc.	966,335	0.1
110,091		Intuit, Inc.	6,550,414	0.4
11,954	@,L	IPG Photonics Corp.	796,734	0.0
14,981	@	Itron, Inc.	667,404	0.0
69,436		Jabil Circuit, Inc.	1,339,420	0.1
32,749		Jack Henry & Associates, Inc.	1,285,726	0.1
86,650	@	JDS Uniphase Corp.	1,173,241	0.1
198,506	@	Juniper Networks, Inc.	3,904,613	0.2
62,723		KLA-Tencor Corp.	2,995,650	0.2
64,334	@	Lam Research Corp.	2,324,387	0.1
31,688		Lender Processing Services, Inc.	780,159	0.0
26,657		Lexmark International, Inc.	618,176	0.0
86,302		Linear Technology Corp.	2,960,159	0.2
23,199	@	LinkedIn Corp.	2,663,709	0.2
213,387	@	LSI Logic Corp.	1,510,780	0.1
164,735	@	Marvell Technology Group Ltd.	1,195,976	0.1
109,571		Maxim Integrated Products	3,221,387	0.2
72,850		Microchip Technology, Inc.	2,374,182	0.1
371,022	@	Micron Technology, Inc.	2,355,990	0.1
30,127	@	Micros Systems, Inc.	1,278,590	0.1
51,650		Molex, Inc.	1,411,595	0.1
34,650		National Instruments Corp.	894,317	0.1
59,560	@	NCR Corp.	1,517,589	0.1
136,106	@	NetApp, Inc.	4,566,356	0.3
11,767	@	NetSuite, Inc.	791,919	0.0
25,078	@	NeuStar, Inc.	1,051,521	0.1
91,150	@	Nuance Communications, Inc.	2,034,468	0.1
232,002		Nvidia Corp.	2,851,305	0.2
170,200	@	ON Semiconductor Corp.	1,199,910	0.1
2,663	@,L	Palo Alto Networks, Inc.	142,524	0.0
121,530		Paychex, Inc.	3,784,444	0.2
86,858	@	PMC - Sierra, Inc.	452,530	0.0
67,500	@	Polycom, Inc.	706,050	0.0
40,892	@	Rackspace Hosting, Inc.	3,037,049	0.2
72,302	@	Red Hat, Inc.	3,829,114	0.2
58,700	@	Riverbed Technolgoy, Inc.	1,157,564	0.1
41,599	@	Rovi Corp.	641,873	0.0
106,536		SAIC, Inc.	1,205,988	0.1
91,200	@	Sandisk Corp.	3,972,672	0.2
5,462	@,L	ServiceNow, Inc.	164,024	0.0
16,094	@	Silicon Laboratories, Inc.	672,890	0.0
71,098	@	Skyworks Solutions, Inc.	1,443,289	0.1
23,111	@	SolarWinds, Inc.	1,212,172	0.1
26,041		Solera Holdings, Inc.	1,392,412	0.1
5,800	@	Splunk, Inc.	168,316	0.0
11,120	@	Stratasys Ltd.	891,268	0.1
270,264	@	Symantec Corp.	5,083,666	0.3
54,646	@	Synopsys, Inc.	1,739,929	0.1
14,941	@	Tech Data Corp.	680,264	0.0
63,250	@	Teradata Corp.	3,914,543	0.2
70,950	@	Teradyne, Inc.	1,198,346	0.1
61,821	@	TIBCO Software, Inc.	1,360,680	0.1
60,758		Total System Services, Inc.	1,301,436	0.1
46,950	@	Trimble Navigation Ltd.	2,806,671	0.2
14,820	@	Vantiv, Inc.	302,624	0.0
40,349	@	VeriFone Holdings, Inc.	1,197,558	0.1
59,241	@	VeriSign, Inc.	2,299,736	0.1
49,566	@	Vishay Intertechnology, Inc.	526,887	0.0
83,182		Western Digital Corp.	3,534,403	0.2
229,804		Western Union Co.	3,127,632	0.2
9,558	@	Workday, Inc.	520,911	0.0
477,537		Xerox Corp.	3,256,802	0.2
98,959		Xilinx, Inc.	3,552,628	0.2
19,456	@	Zebra Technologies Corp.	764,232	0.0
49,132	@	Zynga, Inc.	116,443	0.0
		215,176,189		12.7

		Materials: 6.2%
25,756		Airgas, Inc.	2,351,265	0.1
33,436		Albemarle Corp.	2,077,044	0.1
399,946		Alcoa, Inc.	3,471,531	0.2
40,550		Allegheny Technologies, Inc.	1,231,098	0.1
34,200	@	Allied Nevada Gold Corp.	1,030,446	0.1
24,972		Aptargroup, Inc.	1,191,664	0.1
29,411		Ashland, Inc.	2,364,939	0.1
58,734		Ball Corp.	2,628,346	0.2
38,661		Bemis Co., Inc.	1,293,597	0.1
23,752		Cabot Corp.	945,092	0.1
16,850		Carpenter Technology Corp.	869,965	0.1
58,636		Celanese Corp.	2,611,061	0.2
24,606		CF Industries Holdings, Inc.	4,998,955	0.3
53,425	L	Cliffs Natural Resources, Inc.	2,060,068	0.1
44,150		Commercial Metals Co.	656,069	0.0
12,600		Compass Minerals International, Inc.	941,346	0.1
55,797	@	Crown Holdings, Inc.	2,053,888	0.1
17,243		Cytec Industries, Inc.	1,186,836	0.1
13,549		Domtar Corp.	1,131,612	0.1
57,238		Eastman Chemical Co.	3,895,046	0.2
51,428		FMC Corp.	3,009,567	0.2
11,762		Greif, Inc. - Class A	523,409	0.0
71,750		Huntsman Corp.	1,140,825	0.1
30,386		International Flavors & Fragrances, Inc.	2,021,884	0.1
163,950		International Paper Co.	6,531,768	0.4
20,100	@	Intrepid Potash, Inc.	427,929	0.0
8,300	L	Kronos Worldwide, Inc.	161,850	0.0
17,147		Martin Marietta Materials, Inc.	1,616,619	0.1
64,850		MeadWestvaco Corp.	2,066,769	0.1
24,711	@,L	Molycorp, Inc.	233,272	0.0
3,281		NewMarket Corp.	860,278	0.0
118,870		Nucor Corp.	5,132,807	0.3
61,831	@	Owens-Illinois, Inc.	1,315,145	0.1
36,750		Packaging Corp. of America	1,413,772	0.1
57,093		PPG Industries, Inc.	7,727,538	0.5
28,168		Reliance Steel & Aluminum Co.	1,749,233	0.1
26,500		Rock-Tenn Co.	1,852,615	0.1
25,756		Rockwood Holdings, Inc.	1,273,892	0.1
24,031		Royal Gold, Inc.	1,953,961	0.1
49,300		RPM International, Inc.	1,447,448	0.1
15,740		Scotts Miracle-Gro Co.	693,347	0.0
72,731		Sealed Air Corp.	1,273,520	0.1
32,568		Sherwin-Williams Co.	5,009,610	0.3
45,314		Sigma-Aldrich Corp.	3,334,204	0.2
18,396		Silgan Holdings, Inc.	765,090	0.0
38,150		Sonoco Products Co.	1,134,200	0.1
82,093		Steel Dynamics, Inc.	1,127,137	0.1
30,360	@	Tahoe Resources, Inc.	556,195	0.0
54,009	L	United States Steel Corp.	1,289,195	0.1
34,912		Valspar Corp.	2,178,509	0.1
48,506		Vulcan Materials Co.	2,524,737	0.1
23,436		Walter Industries, Inc.	840,884	0.0
7,700		Westlake Chemical Corp.	610,610	0.0
28,100	@	WR Grace & Co.	1,889,163	0.1
		104,676,850		6.2

		Telecommunication Services: 1.6%
131,601	@	Clearwire Corp.	380,327	0.0
109,848	@	Crown Castle International Corp.	7,926,632	0.5
374,494	L	Frontier Communications Corp.	1,602,834	0.1
60,924	@	Level 3 Communications, Inc.	1,407,954	0.1
113,938	@	MetroPCS Communications, Inc.	1,132,544	0.1
65,100	@,L	NII Holdings, Inc.	464,163	0.0
45,458	@	SBA Communications Corp.	3,228,427	0.2
1,124,127	@	Sprint Nextel Corp.	6,373,800	0.4
35,574		Telephone & Data Systems, Inc.	787,608	0.0
56,446	@	TW Telecom, Inc.	1,437,680	0.1
5,500	@	United States Cellular Corp.	193,820	0.0
220,594	L	Windstream Corp.	1,826,518	0.1
		26,762,307		1.6

		Utilities: 5.6%
240,552		AES Corp.	2,573,906	0.1
43,977		AGL Resources, Inc.	1,757,761	0.1
41,613		Alliant Energy Corp.	1,827,227	0.1
90,982		Ameren Corp.	2,794,967	0.2
66,083		American Water Works Co., Inc.	2,453,662	0.1
52,136		Aqua America, Inc.	1,325,297	0.1
33,761		Atmos Energy Corp.	1,185,686	0.1
151,706	@	Calpine Corp.	2,750,430	0.2
160,180		CenterPoint Energy, Inc.	3,083,465	0.2
98,057		CMS Energy Corp.	2,390,630	0.1
63,780		DTE Energy Co.	3,829,989	0.2
122,160		Edison International	5,520,410	0.3
27,029		Energen Corp.	1,218,738	0.1
66,414		Entergy Corp.	4,233,892	0.2
51,087		Great Plains Energy, Inc.	1,037,577	0.0
36,450		Hawaiian Electric Industries	916,353	0.0
29,363		Integrys Energy Group, Inc.	1,533,336	0.1
19,271		ITC Holdings Corp.	1,482,133	0.1
70,803		MDU Resources Group, Inc.	1,503,856	0.1
27,183		National Fuel Gas Co.	1,377,906	0.1
116,288		NiSource, Inc.	2,894,408	0.2
117,562		Northeast Utilities	4,594,323	0.3
120,636		NRG Energy, Inc.	2,773,422	0.2
88,475		NV Energy, Inc.	1,604,936	0.1
36,966		OGE Energy Corp.	2,081,555	0.1
77,946		Oneok, Inc.	3,332,192	0.2
85,561		Pepco Holdings, Inc.	1,677,851	0.1
41,038		Pinnacle West Capital Corp.	2,092,117	0.1
217,462		PPL Corp.	6,225,937	0.4
66,784		Questar Corp.	1,319,652	0.1
44,050		SCANA Corp.	2,010,442	0.1
90,344		Sempra Energy	6,409,003	0.4
80,861		TECO Energy, Inc.	1,355,230	0.1
42,650		UGI Corp.	1,395,082	0.1
31,200		Vectren Corp.	917,280	0.0
47,314		Westar Energy, Inc.	1,354,127	0.1
86,389		Wisconsin Energy Corp.	3,183,435	0.2
182,593		Xcel Energy, Inc.	4,877,059	0.3
		94,895,272		5.6

	Total Common Stock
	(Cost $1,131,483,154)	1,624,229,038		95.5

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.1%
		Securities Lending Collateralcc(1): 2.0%
8,357,028		Cantor Fitzgerald, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $8,357,165, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $8,524,170, due 07/15/13-08/01/46)	8,357,028	0.4
8,357,028		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $8,357,120, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $8,524,169, due 10/01/16-12/20/42)	8,357,028	0.5
1,758,734		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $1,758,751, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $1,793,912, due 10/31/17-08/15/22)	1,758,734	0.1
8,357,028		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $8,357,114, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $8,524,170, due 08/09/13-06/20/42)	8,357,028	0.5
8,357,028		Royal Bank of Canada, Repurchase Agreement dated 12/26/12, 0.18%, due 01/02/13 (Repurchase Amount $8,357,316, collateralized by various U.S. Government Agency Obligations, 2.000%-4.500%, Market Value plus accrued interest $8,524,169, due 10/01/32-01/01/43)	8,357,028	0.5
		35,186,846		2.0

Shares			Value	Percentage of Net Assets
		Mutual Funds: 5.1%
86,464,187		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $86,464,187)	86,464,187	5.1

Total Short-Term Investments
(Cost $121,651,033)	121,651,033	7.1

Total Investments in Securities (Cost $1,253,134,187)	$1,745,880,071	102.6
Liabilities in Excess of Other Assets	(43,847,592)	(2.6)
Net Assets	$1,702,032,479	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $1,261,094,786.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$546,966,033
Gross Unrealized Depreciation	(62,180,748)
Net Unrealized Appreciation	$484,785,285

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$1,624,229,038	$–	$–	$1,624,229,038
Short-Term Investments	86,464,187	35,186,846	–	121,651,033
Total Investments, at fair value	$1,710,693,225	$35,186,846	$–	$1,745,880,071
Other Financial Instruments+
Futures	1,297,985	–	–	1,297,985
Total Assets	$1,711,991,210	$35,186,846	$–	$1,747,178,056
^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Russell™ Mid Cap Index Portfolio Open Futures Contracts on December 31, 2012:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	864	03/15/13	$87,963,840	$1,297,985
			$87,963,840	$1,297,985

See Accompanying Notes to Financial Statements

ING Russell™ Small Cap Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Consumer Discretionary: 13.5%
43,900	@	Aeropostale, Inc.	571,139	0.1
22,380	@	AFC Enterprises	584,789	0.1
41,330	@	Allos Therapeutic	–	–
46,660	@	American Axle & Manufacturing Holdings, Inc.	522,592	0.1
25,220	L	American Greetings Corp.	425,966	0.1
13,530	@,L	American Public Education, Inc.	488,568	0.1
8,660	@	America's Car-Mart, Inc.	350,903	0.1
20,280		Ameristar Casinos, Inc.	532,147	0.1
32,620	@	ANN, Inc.	1,103,861	0.1
18,690		Arbitron, Inc.	872,449	0.1
9,700	@	Arctic Cat, Inc.	323,883	0.0
20,580	@	Asbury Automotive Group, Inc.	659,177	0.1
11,660	@	Ascent Capital Group, Inc.	722,220	0.1
24,200	@,L	Barnes & Noble, Inc.	365,178	0.1
13,220	@,L	Beazer Homes USA, Inc.	223,286	0.0
34,460		Bebe Stores, Inc.	137,495	0.0
64,600		Belo Corp.	495,482	0.1
871	@	Biglari Holdings, Inc.	339,708	0.0
11,680	@	BJ's Restaurants, Inc.	384,272	0.1
26,000	@	Black Diamond, Inc.	213,200	0.0
7,520	@	Blue Nile, Inc.	289,520	0.0
7,400	L	Blyth, Inc.	115,070	0.0
20,750		Bob Evans Farms, Inc.	834,150	0.1
27,500	@	Body Central Corp.	273,900	0.0
36,600	@,L	Boyd Gaming Corp.	243,024	0.0
13,550	@,L	Bridgepoint Education, Inc.	139,565	0.0
26,160		Brown Shoe Co., Inc.	480,559	0.1
63,360		Brunswick Corp.	1,843,142	0.2
17,080		Buckle, Inc.	762,451	0.1
13,200	@,L	Buffalo Wild Wings, Inc.	961,224	0.1
23,680	@	Cabela's, Inc.	988,640	0.1
27,500	@,L	Caesars Entertainment Co.	190,300	0.0
44,250		Callaway Golf Co.	287,625	0.0
12,180	@	Capella Education Co.	343,841	0.0
12,370	@	Carmike Cinemas, Inc.	185,550	0.0
21,220		Cato Corp.	582,065	0.1
5,560	@	Cavco Industries, Inc.	277,889	0.0
14,240		CEC Entertainment, Inc.	472,626	0.1
34,810		Cheesecake Factory	1,138,983	0.1
15,470	@	Childrens Place Retail Stores, Inc.	685,166	0.1
6,027		Churchill Downs, Inc.	400,494	0.1
6,600	@	Chuy's Holdings, Inc.	147,444	0.0
18,610	@	Citi Trends, Inc.	256,074	0.0
22,800	@,L	Coinstar, Inc.	1,185,828	0.2
7,610	L	Columbia Sportswear Co.	406,070	0.1
16,120	@,L	Conn's, Inc.	494,562	0.1
33,490		Cooper Tire & Rubber Co.	849,306	0.1
9,250		Core-Mark Holding Co., Inc.	437,988	0.1
99,060	@	Corinthian Colleges, Inc.	241,706	0.0
15,330		Cracker Barrel Old Country Store	985,106	0.1
57,370	@	CROCS, Inc.	825,554	0.1
8,490		CSS Industries, Inc.	185,846	0.0
45,600	@	Cumulus Media, Inc.	121,752	0.0
98,710		Dana Holding Corp.	1,540,863	0.2
72,660	@	Denny's Corp.	354,581	0.1
19,450	@,L	Digital Generation, Inc.	211,227	0.0
11,300	@	DineEquity, Inc.	757,100	0.1
33,460	@	Domino's Pizza, Inc.	1,457,183	0.2
17,760	@	Dorman Products, Inc.	627,638	0.1
13,310	@	Drew Industries, Inc.	429,248	0.1
32,300	@	Entercom Communications Corp.	225,454	0.0
14,140		Ethan Allen Interiors, Inc.	363,539	0.1
28,050	@	EW Scripps Co.	303,221	0.0
48,420	@	Exide Technologies	165,596	0.0
58,600	@	Express, Inc.	884,274	0.1
25,600	@	Fiesta Restaurant Group, Inc.	392,192	0.1
70,220	@	Fifth & Pacific Co., Inc.	874,239	0.1
36,889		Finish Line	698,309	0.1
5,870		Fisher Communications, Inc.	158,431	0.0
8,200	@	Five Below, Inc.	262,728	0.0
22,600	@,L	Francesca's Holdings Corp.	586,696	0.1
17,890		Fred's, Inc.	238,116	0.0
12,220	@	Fuel Systems Solutions, Inc.	179,634	0.0
14,430	@	Genesco, Inc.	793,650	0.1
20,400	@	Gentherm, Inc.	271,320	0.0
10,410	@	G-III Apparel Group Ltd.	356,334	0.1
26,310	@	Grand Canyon Education, Inc.	617,496	0.1
12,560		Group 1 Automotive, Inc.	778,594	0.1
27,960		Harte-Hanks, Inc.	164,964	0.0
12,850		Haverty Furniture Cos., Inc.	209,584	0.0
19,210	@	Helen of Troy Ltd.	641,422	0.1
18,650	@	Hibbett Sporting Goods, Inc.	982,855	0.1
28,900		Hillenbrand, Inc.	653,429	0.1
34,480		HOT Topic, Inc.	332,732	0.0
88,260	@,L	Hovnanian Enterprises, Inc.	617,820	0.1
27,100		HSN, Inc.	1,492,668	0.2
48,250	@	Iconix Brand Group, Inc.	1,076,940	0.1
10,000		International Speedway Corp.	276,200	0.0
26,350		Interval Leisure Group, Inc.	510,927	0.1
14,480	@	iRobot Corp.	271,355	0.0
33,720	@	Jack in the Box, Inc.	964,392	0.1
18,051		Jakks Pacific, Inc.	225,999	0.0
124,900	@	Jamba, Inc.	279,776	0.0
56,340		Jones Group, Inc.	623,120	0.1
18,530	@	JoS. A Bank Clothiers, Inc.	789,007	0.1
44,000	@	Journal Communications, Inc.	238,040	0.0
15,310	@,L	K12, Inc.	312,936	0.0
3,200	@	Kayak Software Corp.	127,104	0.0
38,000	L	KB Home	600,400	0.1
37,300	@	Krispy Kreme Doughnuts, Inc.	349,874	0.1
42,500		La-Z-Boy, Inc.	601,375	0.1
35,500	@	Leapfrog Enterprises, Inc.	306,365	0.0
16,500	@	Libbey, Inc.	319,275	0.0
27,800	@	Life Time Fitness, Inc.	1,368,038	0.2
15,700		Lifetime Brands, Inc.	166,577	0.0
49,090		Lincoln Educational Services Corp.	274,413	0.0
46,200	@	Lions Gate Entertainment Corp.	757,680	0.1
10,400		Lithia Motors, Inc.	389,168	0.1
104,827	@	Live Nation, Inc.	975,939	0.1
17,480	@,L	Lumber Liquidators	923,468	0.1
15,780	@	M/I Homes, Inc.	418,170	0.1
18,500		Mac-Gray Corp.	232,175	0.0
13,480	@	Maidenform Brands, Inc.	262,725	0.0
16,980		Marcus Corp.	211,741	0.0
20,700	@	MarineMax, Inc.	185,058	0.0
19,800	@	Marriott Vacations Worldwide Corp.	825,066	0.1
20,380		Matthews International Corp.	654,198	0.1
10,600	@,L	Mattress Firm Holding Corp.	260,018	0.0
75,500	@,L	McClatchy Co.	246,885	0.0
18,800		MDC Holdings, Inc.	691,088	0.1
26,200	@	MDC Partners, Inc.	296,060	0.0
32,100		Men's Wearhouse, Inc.	1,000,236	0.1
19,600	L	Meredith Corp.	675,220	0.1
21,110	@	Meritage Homes Corp.	788,459	0.1
34,800	@	Modine Manufacturing Co.	282,924	0.0
19,665	L	Monro Muffler, Inc.	687,685	0.1
46,000	@	Morgans Hotel Group Co.	254,840	0.0
8,850		Movado Group, Inc.	271,518	0.0
15,200	@	Multimedia Games, Inc.	223,592	0.0
3,750		Nacco Industries, Inc.	227,588	0.0
33,800		National CineMedia, Inc.	477,594	0.1
57,200	@	New York Times Co.	487,916	0.1
20,940		Nutri/System, Inc.	171,499	0.0
170,900	@	Office Depot, Inc.	560,552	0.1
52,050		OfficeMax, Inc.	508,008	0.1
57,400	@	Orient-Express Hotels Ltd.	671,006	0.1
4,970		Oxford Industries, Inc.	230,409	0.0
15,910	@	Papa John's International, Inc.	874,095	0.1
26,200		Penske Auto Group, Inc.	788,358	0.1
31,450		PEP Boys-Manny Moe & Jack	309,154	0.0
9,760	@	Perry Ellis International, Inc.	194,224	0.0
64,310		Pier 1 Imports, Inc.	1,286,200	0.2
42,840	@	Pinnacle Entertainment, Inc.	678,157	0.1
35,370		Pool Corp.	1,496,858	0.2
63,310	@	Quiksilver, Inc.	269,068	0.0
11,200	@	Red Robin Gourmet Burgers, Inc.	395,248	0.1
36,110		Regis Corp.	610,981	0.1
36,240		Rent-A-Center, Inc.	1,245,206	0.2
15,100	@	Rentrak Corp.	294,299	0.0
47,480	@	Ruby Tuesday, Inc.	373,193	0.1
8,600	@	Rue21, Inc.	244,154	0.0
46,602	@	Ruth's Hospitality Group, Inc.	338,797	0.0
29,150		Ryland Group, Inc.	1,063,975	0.1
89,200	@,L	Saks, Inc.	937,492	0.1
17,420		Scholastic Corp.	514,935	0.1
45,300	@	Scientific Games Corp.	392,751	0.1
36,800	@	Select Comfort Corp.	963,056	0.1
35,480	@	SHFL Entertainment, Inc.	514,460	0.1
19,810	@	Shutterfly, Inc.	591,725	0.1
5,300	@	Shutterstock, Inc.	137,800	0.0
41,950		Sinclair Broadcast Group, Inc.	529,409	0.1
24,200		Six Flags Entertainment Corp.	1,481,040	0.2
23,840	@	Skechers USA, Inc.	441,040	0.1
16,400	@	Skullcandy, Inc.	127,756	0.0
66,020	@,L	Smith & Wesson Holding Corp.	557,209	0.1
30,760		Sonic Automotive, Inc.	642,576	0.1
38,380	@	Sonic Corp.	399,536	0.1
45,580		Sotheby's	1,532,400	0.2
38,830		Spartan Motors, Inc.	191,432	0.0
11,360		Speedway Motorsports, Inc.	202,662	0.0
24,960		Stage Stores, Inc.	618,509	0.1
15,750		Standard Motor Products, Inc.	349,965	0.1
75,180	@,L	Standard-Pacific Corp.	552,573	0.1
9,780	@	Steiner Leisure Ltd.	471,298	0.1
25,165	@	Steven Madden Ltd.	1,063,725	0.1
6,800		Strayer Education, Inc.	381,956	0.1
11,340	L	Sturm Ruger & Co., Inc.	514,836	0.1
15,060		Superior Industries International	307,224	0.0
9,900	@,L	Teavana Holdings, Inc.	153,450	0.0
36,560	@	Tenneco, Inc.	1,283,622	0.2
34,920		Texas Roadhouse, Inc.	586,656	0.1
7,400	@	Tilly's, Inc.	99,826	0.0
12,800	@	Town Sports International Holdings, Inc.	136,320	0.0
16,230		True Religion Apparel, Inc.	412,567	0.1
40,260	@	Tuesday Morning Corp.	251,625	0.0
18,700	@,L	Tumi Holdings, Inc.	389,895	0.1
24,150	@	Universal Electronics, Inc.	467,303	0.1
14,470		Universal Technical Institute, Inc.	145,279	0.0
19,660		Vail Resorts, Inc.	1,063,409	0.1
34,840	L	Valassis Communications, Inc.	898,175	0.1
14,700	@,L	Vera Bradley, Inc.	368,970	0.1
14,600	@	Vitamin Shoppe, Inc.	837,456	0.1
26,981	@	Warnaco Group, Inc.	1,931,030	0.2
79,520	@	Wet Seal, Inc.	219,475	0.0
7,490		Weyco Group, Inc.	174,966	0.0
19,680	@	Winnebago Industries	337,118	0.0
23,800	@	WMS Industries, Inc.	416,500	0.1
37,960		Wolverine World Wide, Inc.	1,555,601	0.2
14,550	@,L	Zumiez, Inc.	282,416	0.0
		106,994,061		13.5

		Consumer Staples: 3.5%
7,490		Alico, Inc.	274,359	0.0
87,940	@	Alliance One International, Inc.	320,102	0.1
13,940		Andersons, Inc.	598,026	0.1
28,490		B&G Foods, Inc.	806,552	0.1
6,650	@,L	Boston Beer Co., Inc.	894,092	0.1
9,570		Calavo Growers, Inc.	241,260	0.0
11,400		Cal-Maine Foods, Inc.	458,508	0.1
20,073		Casey's General Stores, Inc.	1,065,876	0.1
50,700	@,L	Central European Distribution Corp.	110,019	0.0
26,800	@	Central Garden & Pet Co.	280,060	0.0
27,820	@	Chiquita Brands International, Inc.	229,515	0.0
4,300		Coca-Cola Bottling Co. Consolidated	285,950	0.0
76,070	@	Darling International, Inc.	1,220,163	0.2
14,680	L	Diamond Foods, Inc.	200,676	0.0
26,200	@	Dole Food Co., Inc.	300,514	0.0
17,090	@	Elizabeth Arden, Inc.	769,221	0.1
26,110	@	Fresh Del Monte Produce, Inc.	687,999	0.1
27,030	@	Hain Celestial Group, Inc.	1,465,567	0.2
31,470		Harris Teeter Supermarkets, Inc.	1,213,483	0.2
89,880	@,L	Heckmann Corp.	362,216	0.1
18,040		Ingles Markets, Inc.	311,370	0.0
10,120		J&J Snack Foods Corp.	647,073	0.1
13,793		Lancaster Colony Corp.	954,338	0.1
4,100	@	Medifast, Inc.	108,199	0.0
16,030		Nash Finch Co.	341,118	0.1
17,810	@	Pantry, Inc.	216,035	0.0
41,166	@	Pilgrim's Pride Corp.	298,453	0.0
16,500	@	Post Holdings, Inc.	565,125	0.1
29,480	@	Prestige Brands Holdings, Inc.	590,484	0.1
12,260		Pricesmart, Inc.	944,633	0.1
410,500	@	Rite Aid Corp.	558,280	0.1
30,500	L	Roundy's, Inc.	135,725	0.0
17,640		Sanderson Farms, Inc.	838,782	0.1
9,630	@	Seneca Foods Corp.	292,752	0.0
49,110	@	Smart Balance, Inc.	633,519	0.1
21,000		Snyders-Lance, Inc.	506,310	0.1
20,340		Spartan Stores, Inc.	312,422	0.0
16,400		Spectrum Brands Holdings, Inc.	736,852	0.1
91,450	@,L	Star Scientific, Inc.	245,086	0.0
129,200	L	Supervalu, Inc.	319,124	0.1
7,500	@	Susser Holdings Corp.	258,675	0.0
19,710	L	Tootsie Roll Industries, Inc.	510,883	0.1
24,710	@	TreeHouse Foods, Inc.	1,288,132	0.2
32,330	@	United Natural Foods, Inc.	1,732,565	0.2
15,870		Universal Corp.	792,072	0.1
5,050	@,L	USANA Health Sciences, Inc.	166,296	0.0
30,850		Vector Group Ltd.	458,740	0.1
10,690		WD-40 Co.	503,606	0.1
8,100		Weis Markets, Inc.	317,277	0.0
		27,368,084		3.5

		Energy: 5.6%
90,900	@,L	Abraxas Petroleum Corp.	199,071	0.0
11,070	L	Apco Oil and Gas International, Inc.	136,272	0.0
19,800	@	Approach Resources, Inc.	495,198	0.1
118,800		Arch Coal, Inc.	869,616	0.1
41,470	@	ATP Oil & Gas Corp.	3,940	0.0
24,520	@,L	Basic Energy Services, Inc.	279,773	0.0
37,270		Berry Petroleum Co.	1,250,408	0.2
29,660	@	Bill Barrett Corp.	527,651	0.1
71,870	@,L	BPZ Energy, Inc.	226,390	0.0
27,030		Bristow Group, Inc.	1,450,430	0.2
28,100	@	C&J Energy Services, Inc.	602,464	0.1
87,380	@	Cal Dive International, Inc.	151,167	0.0
56,300	@	Callon Petroleum Co.	264,610	0.0
19,600	@	Carrizo Oil & Gas, Inc.	410,032	0.1
3,900	@	Clayton Williams Energy, Inc.	156,000	0.0
35,340	@,L	Clean Energy Fuels Corp.	439,983	0.1
26,200	@	Cloud Peak Energy, Inc.	506,446	0.1
27,800	@	Comstock Resources, Inc.	420,614	0.1
9,120	@	Contango Oil & Gas Co.	386,323	0.1
47,300	@	Crimson Exploration, Inc.	129,602	0.0
27,420		Crosstex Energy, Inc.	393,203	0.1
8,800	@	CVR Energy, Inc.	429,352	0.1
53,800	@,X	CVR Energy Inc Escrow	–	–
10,670	@	Dawson Geophysical Co.	281,475	0.0
20,400		Delek US Holdings, Inc.	516,528	0.1
8,696	@	Diamondback Energy, Inc.	166,268	0.0
25,420	@	Dril-Quip, Inc.	1,856,931	0.2
31,550	@,L	Endeavour International Corp.	163,429	0.0
50,500		Energy XXI Bermuda Ltd.	1,625,595	0.2
22,200	@	EPL Oil & Gas, Inc.	500,610	0.1
31,600	@	Exterran Holdings, Inc.	692,672	0.1
51,800	@	Forest Oil Corp.	346,542	0.0
7,100	@	Forum Energy Technologies, Inc.	175,725	0.0
45,990	@	FX Energy, Inc.	189,019	0.0
25,500	@	GasLog Ltd.	316,965	0.0
119,800	@	Gastar Exploration Ltd.	144,958	0.0
5,600	@	Geospace Technologies Corp.	497,672	0.1
17,190	@,L	Goodrich Petroleum Corp.	160,211	0.0
23,600	@,L	Green Plains Renewable Energy, Inc.	186,676	0.0
6,490		Gulf Island Fabrication, Inc.	155,955	0.0
14,020		Gulfmark Offshore, Inc.	482,989	0.1
30,100	@	Gulfport Energy Corp.	1,150,422	0.1
64,733	@	Halcon Resources Corp.	447,952	0.1
42,900	@,L	Harvest Natural Resources, Inc.	389,103	0.1
77,500	@	Helix Energy Solutions Group, Inc.	1,599,600	0.2
90,490	@	Hercules Offshore, Inc.	559,228	0.1
17,140	@	Hornbeck Offshore Services, Inc.	588,588	0.1
84,580	@	ION Geophysical Corp.	550,616	0.1
92,610	@	Key Energy Services, Inc.	643,639	0.1
23,000	@,L	KiOR, Inc.	147,430	0.0
174,300	@	Kodiak Oil & Gas Corp.	1,542,555	0.2
21,020		Lufkin Industries, Inc.	1,221,893	0.2
88,100	@,L	Magnum Hunter Resources Corp.	351,519	0.0
21,300	@	Matador Resources Co.	174,660	0.0
18,860	@	Matrix Service Co.	216,890	0.0
67,970	@	McMoRan Exploration Co.	1,090,918	0.1
34,000	@	Midstates Petroleum Co., Inc.	234,260	0.0
33,700	@,L	Miller Energy Resources, Inc.	133,452	0.0
16,510	@	Natural Gas Services Group, Inc.	271,094	0.0
53,740	@	Newpark Resources	421,859	0.1
30,480	L	Nordic American Tankers Ltd.	266,700	0.0
33,420	@	Northern Oil And Gas, Inc.	562,124	0.1
45,100	@	Oasis Petroleum, Inc.	1,434,180	0.2
6,090		Panhandle Oil and Gas, Inc.	171,921	0.0
51,900	@	Parker Drilling Co.	238,740	0.0
12,910	@	PDC Energy, Inc.	428,741	0.1
28,880		Penn Virginia Corp.	127,361	0.0
31,710	@	Petroquest Energy, Inc.	156,965	0.0
8,960	@	PHI, Inc.	300,070	0.0
35,200	@	Pioneer Energy Services Corp.	255,552	0.0
89,700	@,L	Quicksilver Resources, Inc.	256,542	0.0
193,200	@	Rentech, Inc.	508,116	0.1
49,700	@,L	Resolute Energy Corp.	404,061	0.1
26,730	@	Rex Energy Corp.	348,025	0.0
32,520	@	Rosetta Resources, Inc.	1,475,107	0.2
57,700	@	Scorpio Tankers, Inc.	410,247	0.1
23,500	@	SemGroup Corp.	918,380	0.1
25,140	@	Ship Finance International Ltd.	418,078	0.1
21,000	@,L	Solazyme, Inc.	165,060	0.0
26,980	@	Stone Energy Corp.	553,630	0.1
22,660	@	Swift Energy Co.	348,737	0.0
28,569	@	Synergy Resources Corp.	153,987	0.0
13,400		Targa Resources Corp.	708,056	0.1
19,500	@	Tesco Corp.	222,105	0.0
50,570	@	Tetra Technologies, Inc.	383,826	0.1
25,200		TGC Industries, Inc.	206,388	0.0
42,300	@	Triangle Petroleum Corp.	253,377	0.0
45,370	@	Vaalco Energy, Inc.	392,451	0.1
172,950	@	Vantage Drilling Co.	316,499	0.0
17,040		W&T Offshore, Inc.	273,151	0.0
96,020	@	Warren Resources, Inc.	269,816	0.0
45,080	L	Western Refining, Inc.	1,270,805	0.2
24,800	@	Willbros Group, Inc.	132,928	0.0
		44,256,169		5.6

		Financials: 21.4%
12,150		1st Source Corp.	268,393	0.0
48,400	@	1st United Bancorp, Inc.	302,500	0.0
23,696		Acadia Realty Trust	594,296	0.1
4,900		AG Mortgage Investment Trust, Inc.	115,052	0.0
12,300		Agree Realty Corp.	329,517	0.0
1,450		Alexander's, Inc.	479,660	0.1
62,580		Alterra Capital Holdings Ltd.	1,764,130	0.2
24,200		American Assets Trust, Inc.	675,906	0.1
17,500		American Capital Mortgage Investment Corp.	412,475	0.1
36,920		American Equity Investment Life Holding Co.	450,793	0.1
96,900		American Realty Capital Trust, Inc.	1,119,195	0.1
27,705	@	Ameris Bancorp.	346,035	0.0
13,520	@	Amerisafe, Inc.	368,420	0.1
13,673		Amtrust Financial Services, Inc.	392,278	0.1
111,480		Anworth Mortgage Asset Corp.	644,354	0.1
23,000		Apollo Commercial Real Estate Finance, Inc.	373,290	0.1
137,410		Apollo Investment Corp.	1,148,748	0.2
10,000		Apollo Residential Mortgage, Inc.	201,900	0.0
16,800		Ares Commercial Real Estate Corp.	275,856	0.0
19,090	@	Argo Group International Holdings Ltd.	641,233	0.1
186,320		ARMOUR Residential REIT, Inc.	1,205,490	0.2
6,675		Arrow Financial Corp.	166,541	0.0
32,910		Ashford Hospitality Trust, Inc.	345,884	0.0
21,680		Associated Estates Realty Corp.	349,482	0.1
63,180		Astoria Financial Corp.	591,365	0.1
5,850		Bancfirst Corp.	247,806	0.0
26,950	@	Bancorp, Inc.	295,641	0.0
49,700		Bancorpsouth, Inc.	722,638	0.1
80,550		Bank Mutual Corp.	346,365	0.0
20,280		Bank of the Ozarks, Inc.	678,772	0.1
38,300		BankFinancial Corp.	284,186	0.0
15,500		Banner Corp.	476,315	0.1
35,850		BBCN Bancorp, Inc.	414,784	0.1
28,050	@	Beneficial Mutual Bancorp, Inc.	266,475	0.0
9,510		Berkshire Hills Bancorp., Inc.	226,909	0.0
63,540		BGC Partners, Inc.	219,848	0.0
51,550		BlackRock Kelso Capital Corp.	518,593	0.1
18,880	@	Banco Latinoamericano de Exportaciones S.A.	407,053	0.1
13,000	@	BofI Holding, Inc.	362,310	0.1
30,800		Boston Private Financial Holdings, Inc.	277,508	0.0
17,570		OceanFirst Financial Corp.	241,588	0.0
28,340		Brookline Bancorp., Inc.	240,890	0.0
11,800		Bryn Mawr Bank Corp.	262,786	0.0
20,870		Calamos Asset Management, Inc.	220,596	0.0
6,340		Camden National Corp.	215,370	0.0
16,700		Campus Crest Communities, Inc.	204,742	0.0
2,720		Capital Southwest Corp.	270,994	0.0
57,530		Capital Lease Funding, Inc.	320,442	0.0
42,740		Capstead Mortgage Corp.	490,228	0.1
21,890		Cardinal Financial Corp.	356,150	0.1
22,780		Cash America International, Inc.	903,683	0.1
49,420		Cathay General Bancorp.	963,690	0.1
62,170		Cedar Shopping Centers, Inc.	328,258	0.0
33,270		Centerstate Banks of Florida, Inc.	283,793	0.0
7,200	@	Central Pacific Financial Corp.	112,248	0.0
23,600		Chatham Lodging Trust	362,968	0.1
16,330		Chemical Financial Corp.	388,001	0.1
14,600		Chesapeake Lodging Trust	304,848	0.0
35,970	@	Citizens, Inc.	397,468	0.1
23,300	@	Citizens Republic Bancorp, Inc.	442,001	0.1
11,240	L	City Holding Co.	391,714	0.1
20,900		Clifton Savings Bancorp, Inc.	235,543	0.0
10,460		CNB Financial Corp.	171,335	0.0
146,900		CNO Financial Group, Inc.	1,370,577	0.2
45,810		CoBiz Financial, Inc.	342,201	0.0
8,670	L	Cohen & Steers, Inc.	264,175	0.0
46,990		Colonial Properties Trust	1,004,176	0.1
22,700		Colony Financial, Inc.	442,650	0.1
25,830		Columbia Banking System, Inc.	463,390	0.1
21,790		Community Bank System, Inc.	596,174	0.1
11,490		Community Trust Bancorp., Inc.	376,642	0.1
9,000		Coresite Realty Corp.	248,940	0.0
63,298		Cousins Properties, Inc.	528,538	0.1
87,400	@	Cowen Group, Inc.	214,130	0.0
4,650	@	Credit Acceptance Corp.	472,812	0.1
21,600		CreXus Investment Corp.	264,600	0.0
70,350		CubeSmart	1,024,999	0.1
53,420		CVB Financial Corp.	555,568	0.1
104,130		CYS Investments, Inc.	1,229,775	0.2
143,890		DCT Industrial Trust, Inc.	933,846	0.1
24,660	@	DFC Global Corp.	456,457	0.1
107,595		DiamondRock Hospitality Co.	968,355	0.1
19,710		Dime Community Bancshares	273,772	0.0
11,500		Donegal Group, Inc.	161,460	0.0
121,800	@	Doral Financial Corp.	88,195	0.0
18,180		Duff & Phelps Corp.	283,972	0.0
39,230		DuPont Fabros Technology, Inc.	947,797	0.1
35,550		Dynex Capital, Inc.	335,592	0.0
16,100	@	Eagle Bancorp, Inc.	321,517	0.0
21,920		EastGroup Properties, Inc.	1,179,515	0.2
49,010		Education Realty Trust, Inc.	521,466	0.1
13,380	@	eHealth, Inc.	367,682	0.1
28,430		Employers Holdings, Inc.	585,089	0.1
12,060	@	Encore Capital Group, Inc.	369,277	0.1
4,020	@	Enstar Group Ltd.	450,160	0.1
18,450		Enterprise Financial Services Corp.	241,141	0.0
10,760		Epoch Holding Corp.	300,204	0.0
35,810		EPR Properties	1,651,199	0.2
24,270		Equity One, Inc.	509,913	0.1
18,392		ESB Financial Corp.	255,097	0.0
10,630		Evercore Partners, Inc.	320,920	0.0
33,600		Excel Trust, Inc.	425,712	0.1
32,960	@	Ezcorp, Inc.	654,586	0.1
9,070		FBL Financial Group, Inc.	310,285	0.0
79,520	@	FelCor Lodging Trust, Inc.	371,358	0.1
19,900		Fidus Investment Corp.	327,355	0.0
52,370		Fifth Street Finance Corp.	545,695	0.1
22,100	@,L	Financial Engines, Inc.	613,275	0.1
78,900		First American Financial Corp.	1,900,701	0.2
33,000	@	First BanCorp/Puerto Rico	151,140	0.0
21,090		First Bancorp.	270,374	0.0
37,230		First Busey Corp.	173,119	0.0
44,200	@	First California Financial Group, Inc.	341,224	0.0
19,850	@	First Cash Financial Services, Inc.	984,957	0.1
50,920		First Commonwealth Financial Corp.	347,274	0.0
38,080		First Financial Bancorp.	556,730	0.1
22,965	L	First Financial Bankshares, Inc.	895,865	0.1
9,230		First Financial Corp.	279,115	0.0
59,110	@	First Industrial Realty Trust, Inc.	832,269	0.1
19,220		First Merchants Corp.	285,225	0.0
48,230		First Midwest Bancorp., Inc.	603,840	0.1
30,570		First Potomac Realty Trust	377,845	0.1
68,895		FirstMerit Corp.	977,620	0.1
25,800		Flushing Financial Corp.	395,772	0.1
68,166		FNB Corp.	723,923	0.1
26,370	@	Forestar Real Estate Group, Inc.	456,992	0.1
46,170		Franklin Street Properties Corp.	568,353	0.1
4,640		GAMCO Investors, Inc.	246,245	0.0
17,320		Getty Realty Corp.	312,799	0.0
88,310		GFI Group, Inc.	286,124	0.0
45,460		Glacier Bancorp., Inc.	668,717	0.1
34,340		Gladstone Capital Corp.	280,214	0.0
17,990		Gladstone Commercial Corp.	322,921	0.0
74,120		Glimcher Realty Trust	821,991	0.1
6,093	@	Global Indemnity PLC	134,838	0.0
23,100	L	Golub Capital BDC, Inc.	369,138	0.1
17,000		Government Properties Income Trust	407,490	0.1
11,490		Great Southern Bancorp., Inc.	292,421	0.0
13,900	@,L	Green Dot Corp.	169,580	0.0
15,700		Greenhill & Co., Inc.	816,243	0.1
19,750	@	Greenlight Capital Re Ltd.	455,830	0.1
18,400	@,L	GSV Capital Corp.	155,112	0.0
47,938		Hancock Holding Co.	1,521,552	0.2
22,000	@	Hanmi Financial Corp.	298,980	0.0
47,630		Healthcare Realty Trust, Inc.	1,143,596	0.2
8,120		Heartland Financial USA, Inc.	212,338	0.0
38,255		Hercules Technology Growth Capital, Inc.	425,778	0.1
84,700		Hersha Hospitality Trust	423,500	0.1
17,300	@	HFF, Inc.	257,770	0.0
44,916		Highwoods Properties, Inc.	1,502,440	0.2
36,020	@	Hilltop Holdings, Inc.	487,711	0.1
13,424		Home Bancshares, Inc.	443,260	0.1
16,300	@	Home Loan Servicing Solutions Ltd.	308,070	0.0
17,700	L	Homeowners Choice, Inc.	367,983	0.1
26,670		Horace Mann Educators Corp.	532,333	0.1
9,600		Hudson Pacific Properties, Inc.	202,176	0.0
13,993		Hudson Valley Holding Corp.	217,871	0.0
18,090		IBERIABANK Corp.	888,581	0.1
29,650	@	ICG Group, Inc.	338,900	0.0
12,100		Independent Bank Corp.	350,295	0.1
8,050		Infinity Property & Casualty Corp.	468,832	0.1
49,300		Inland Real Estate Corp.	413,134	0.1
35,630		International Bancshares Corp.	643,122	0.1
13,555	@	Intl. FCStone, Inc.	235,993	0.0
62,150		Invesco Mortgage Capital, Inc.	1,224,977	0.2
28,900	@	Investment Technology Group, Inc.	260,100	0.0
28,350		Investors Bancorp, Inc.	504,063	0.1
50,100		Investors Real Estate Trust	437,373	0.1
65,110	@,L	iStar Financial, Inc.	530,647	0.1
6,900		JAVELIN Mortgage Investment Corp.	131,721	0.0
6,681		Kansas City Life Insurance Co.	254,947	0.0
22,470		KBW, Inc.	343,791	0.0
25,800	L	KCAP Financial, Inc.	237,102	0.0
39,200	@	Kemet Corp.	197,176	0.0
34,500		Kennedy-Wilson Holdings, Inc.	482,310	0.1
50,800		Kite Realty Group Trust	283,972	0.0
95,900	@	Knight Capital Group, Inc.	336,609	0.0
15,566		Lakeland Bancorp, Inc.	158,462	0.0
11,670		Lakeland Financial Corp.	301,553	0.0
53,300		LaSalle Hotel Properties	1,353,287	0.2
64,835	L	Lexington Realty Trust	677,526	0.1
15,620		LTC Properties, Inc.	549,668	0.1
46,900	@	Maiden Holdings Ltd.	431,011	0.1
10,850		Main Street Capital Corp.	331,034	0.0
17,120		MainSource Financial Group, Inc.	216,910	0.0
22,070		MarketAxess Holdings, Inc.	779,071	0.1
34,500		MB Financial Corp.	681,375	0.1
63,800		MCG Capital Corp.	293,480	0.0
31,600		Meadowbrook Insurance Group, Inc.	182,648	0.0
31,700		Medallion Financial Corp.	372,158	0.1
75,680		Medical Properties Trust, Inc.	905,133	0.1
29,100		Medley Capital Corp.	423,696	0.1
8,370		Merchants Bancshares, Inc.	224,065	0.0
27,400	@	MetroCorp Bancshares, Inc.	301,126	0.0
151,250	@	MGIC Investment Corp.	402,325	0.1
27,100		Monmouth Real Estate Investment Corp.	280,756	0.0
41,560	@	Montpelier Re Holdings Ltd.	950,062	0.1
14,950		MVC Capital, Inc.	181,643	0.0
31,880	@	National Financial Partners Corp.	546,423	0.1
15,810		National Health Investors, Inc.	893,739	0.1
8,490		National Interstate Corp.	244,682	0.0
82,810		National Penn Bancshares, Inc.	771,789	0.1
1,665		National Western Life Insurance Co.	262,637	0.0
11,400	@,L	Nationstar Mortgage Holdings, Inc.	353,172	0.1
7,530	@	Navigators Group, Inc.	384,557	0.1
22,730		NBT Bancorp., Inc.	460,737	0.1
17,700		Nelnet, Inc.	527,283	0.1
17,100	@	Netspend Holdings, Inc.	202,122	0.0
64,800		New York Mortgage Trust, Inc.	409,536	0.1
23,200	@	NewStar Financial, Inc.	325,032	0.0
37,970		NGP Capital Resources Co.	274,143	0.0
10,080		Northfield Bancorp, Inc.	153,720	0.0
89,888		Northstar Realty Finance Corp.	632,812	0.1
71,570		Northwest Bancshares, Inc.	868,860	0.1
63,950	@	Ocwen Financial Corp.	2,212,031	0.3
58,330		Old National Bancorp.	692,377	0.1
68,980		Omega Healthcare Investors, Inc.	1,645,173	0.2
17,300	@	OmniAmerican Bancorp, Inc.	400,149	0.1
15,300		One Liberty Properties, Inc.	310,437	0.0
24,250		Oriental Financial Group	323,738	0.0
43,575		Oritani Financial Corp.	667,569	0.1
10,800		Federal Agricultural Mortgage Corp.	351,000	0.1
17,340		PacWest Bancorp	429,685	0.1
7,360	L	Park National Corp.	475,677	0.1
67,300	@	Park Sterling Corp.	351,979	0.1
26,700		Pebblebrook Hotel Trust	616,770	0.1
29,830		PennantPark Investment Corp.	327,981	0.0
40,180		Pennsylvania Real Estate Investment Trust	708,775	0.1
36,897		Pennymac Mortgage Investment Trust	933,125	0.1
12,820		Peoples Bancorp., Inc.	261,913	0.0
32,490	@,L	PHH Corp.	739,148	0.1
5,000	@	Phoenix Cos, Inc.	123,650	0.0
13,590	@	Pico Holdings, Inc.	275,469	0.0
22,580	@	Pinnacle Financial Partners, Inc.	425,407	0.1
12,430	@	Piper Jaffray Cos.	399,376	0.1
24,640	@	Platinum Underwriters Holdings Ltd.	1,133,440	0.1
12,420	@	Portfolio Recovery Associates, Inc.	1,327,201	0.2
29,710		Potlatch Corp.	1,164,335	0.2
21,200		Primerica, Inc.	636,212	0.1
29,520		PrivateBancorp, Inc.	452,246	0.1
104,352		Prospect Capital Corp.	1,134,306	0.1
36,100		Prosperity Bancshares, Inc.	1,516,200	0.2
38,970		Provident Financial Services, Inc.	581,432	0.1
26,420		Provident New York Bancorp	245,970	0.0
10,890		PS Business Parks, Inc.	707,632	0.1
100,400	L	Radian Group, Inc.	613,444	0.1
30,716		RAIT Financial Trust	173,545	0.0
23,290		Ramco-Gershenson Properties	309,990	0.0
55,780		Redwood Trust, Inc.	942,124	0.1
14,930		Renasant Corp.	285,760	0.0
7,060		Republic Bancorp., Inc.	149,178	0.0
52,250		Resource Capital Corp.	292,600	0.0
35,000	L	Retail Opportunity Investments	450,100	0.1
12,490		RLI Corp.	807,603	0.1
55,100		RLJ Lodging Trust	1,067,287	0.1
30,490		Rockville Financial, Inc.	393,321	0.1
21,670		Roma Financial Corp.	327,650	0.0
14,500	L	Rouse Properties, Inc.	245,340	0.0
24,928	@	Ryman Hospitality Properties	958,731	0.1
15,760		S&T Bancorp, Inc.	284,783	0.0
29,900		Sabra Healthcare REIT, Inc.	649,428	0.1
18,093	@	Safeguard Scientifics, Inc.	266,872	0.0
9,020		Safety Insurance Group, Inc.	416,453	0.1
18,640		Sandy Spring Bancorp, Inc.	361,989	0.1
3,470		Saul Centers, Inc.	148,481	0.0
7,580		SCBT Financial Corp.	304,564	0.0
31,420		SeaBright Insurance Holdings, Inc.	347,819	0.1
37,990		Selective Insurance Group	732,067	0.1
11,510		Simmons First National Corp.	291,894	0.0
15,800		Solar Capital Ltd.	377,778	0.1
18,500		Solar Senior Capital Ltd.	345,210	0.0
13,581	L	Southside Bancshares, Inc.	286,016	0.0
17,240		Sovran Self Storage, Inc.	1,070,604	0.1
20,792		Spirit Realty Capital, Inc.	369,682	0.1
27,600		STAG Industrial, Inc.	495,972	0.1
79,150		Starwood Property Trust, Inc.	1,817,284	0.2
10,080		State Auto Financial Corp.	150,595	0.0
30,400		State Bank Financial Corp.	482,752	0.1
12,670		StellarOne Corp.	179,154	0.0
21,150		Sterling Bancorp.	192,677	0.0
18,700		Sterling Financial Corp.	390,456	0.1
15,900		Stewart Information Services Corp.	413,400	0.1
32,585	@	Stifel Financial Corp.	1,041,742	0.1
122,220	@	Strategic Hotel Capital, Inc.	782,208	0.1
41,000		Summit Hotel Properties, Inc.	389,500	0.1
14,140		Sun Communities, Inc.	564,045	0.1
67,614	@	Sunstone Hotel Investors, Inc.	724,146	0.1
139,106		Susquehanna Bancshares, Inc.	1,457,831	0.2
36,030	@	SWS Group, Inc.	190,599	0.0
10,540		SY Bancorp., Inc.	236,307	0.0
30,100		Symetra Financial Corp.	390,698	0.1
8,290	@	Tejon Ranch Co.	232,783	0.0
21,800		Terreno Realty Corp.	336,592	0.0
11,050		Territorial Bancorp, Inc.	252,493	0.0
19,540	@	Texas Capital Bancshares, Inc.	875,783	0.1
23,800		THL Credit, Inc.	352,002	0.1
29,700	L	TICC Capital Corp.	300,564	0.0
6,506		Tompkins Financial Corp.	257,898	0.0
27,554		Tower Group, Inc.	489,635	0.1
17,056		TowneBank	264,197	0.0
17,600	L	Triangle Capital Corp.	448,624	0.1
10,390		Trico Bancshares	174,033	0.0
50,250		Trustco Bank Corp.	265,320	0.0
45,950		Trustmark Corp.	1,032,037	0.1
185,456		Two Harbors Investment Corp.	2,054,852	0.3
23,310		UMB Financial Corp.	1,021,910	0.1
29,100		UMH Properties, Inc.	300,603	0.0
83,760		Umpqua Holdings Corp.	987,530	0.1
12,670		Union First Market Bankshares Corp.	199,806	0.0
25,080	L	United Bankshares, Inc.	609,946	0.1
23,500	@	United Community Banks, Inc./GA	221,370	0.0
22,740		United Financial Bancorp, Inc.	357,473	0.1
18,520		United Fire Group, Inc.	404,477	0.1
7,340		Universal Health Realty Income Trust	371,477	0.1
14,960		Univest Corp. of Pennsylvania	255,816	0.0
14,040		Urstadt Biddle Properties, Inc.	276,307	0.0
11,756		ViewPoint Financial Group	246,171	0.0
6,280	@	Virtus Investment Partners	759,503	0.1
23,971	@	Walter Investment Management Corp.	1,031,232	0.1
20,900		Washington Banking Co.	284,658	0.0
42,240		Washington Real Estate Investment Trust	1,104,576	0.1
11,810		Washington Trust Bancorp, Inc.	310,721	0.0
51,760		Webster Financial Corp.	1,063,668	0.1
16,970		WesBanco, Inc.	377,073	0.1
15,900		West Coast Bancorp	352,185	0.1
22,070		Westamerica Bancorp.	939,961	0.1
44,440	@	Western Alliance Bancorp.	467,953	0.1
3,700		Western Asset Mortgage Capital Corp.	73,149	0.0
45,960		Westfield Financial, Inc.	332,291	0.0
4,280		Westwood Holdings Group, Inc.	175,052	0.0
22,300		Whitestone REIT	313,315	0.0
17,450		Winthrop Realty Trust	192,823	0.0
20,940		Wintrust Financial Corp.	768,498	0.1
49,700	@	WisdomTree Investments, Inc.	304,164	0.0
10,060	@,L	World Acceptance, Corp.	750,074	0.1
6,380		WSFS Financial Corp.	269,555	0.0
		169,867,040		21.4

		Health Care: 11.8%
12,180	@	Abaxism, Inc.	451,878	0.1
20,080	@,L	Abiomed, Inc.	270,277	0.0
17,100	@	Acadia Healthcare Co., Inc.	398,943	0.1
39,986	@	Accelrys, Inc.	361,873	0.1
38,000	@,L	Accretive Health, Inc.	439,280	0.1
48,503	@	Accuray, Inc.	311,874	0.0
41,100	@	Achillion Pharmaceuticals, Inc.	329,622	0.0
26,160	@	Acorda Therapeutics, Inc.	650,338	0.1
22,800	@	Aegerion Pharmaceuticals, Inc.	578,892	0.1
21,300	@	Affymax, Inc.	404,700	0.1
41,000	@	Affymetrix, Inc.	129,970	0.0
20,460	@	Air Methods Corp.	754,769	0.1
29,350	@	Akorn, Inc.	392,116	0.1
38,750	@	Align Technology, Inc.	1,075,312	0.1
65,770	@	Alkermes PLC	1,218,060	0.2
7,470	@	Almost Family, Inc.	151,342	0.0
23,950	@	Alnylam Pharmaceuticals, Inc.	437,087	0.1
17,940	@	AMAG Pharmaceuticals, Inc.	263,897	0.0
22,790	@	Amedisys, Inc.	256,843	0.0
32,510	@	AMN Healthcare Services, Inc.	375,490	0.1
20,140	@	Amsurg Corp.	604,401	0.1
44,095	@	Anacor Pharmaceuticals, Inc.	229,294	0.0
7,800		Analogic Corp.	579,540	0.1
18,000	@	Angiodynamics, Inc.	197,820	0.0
22,800	@	Anika Therapeutics, Inc.	226,632	0.0
93,600	@,L	Antares Pharma, Inc.	356,616	0.1
144,200	@,L	Arena Pharmaceuticals, Inc.	1,300,684	0.2
36,570	@	Arqule, Inc.	102,030	0.0
77,330	@	Array Biopharma, Inc.	287,668	0.0
19,500	@	Arthrocare Corp.	674,505	0.1
13,620		Assisted Living Concepts, Inc.	132,795	0.0
157,330	@	Astex Pharmaceuticals	457,830	0.1
24,080	@,L	Athenahealth, Inc.	1,768,676	0.2
17,000	@	AtriCure, Inc.	117,300	0.0
830		Atrion Corp.	162,680	0.0
25,720	@	Auxilium Pharmaceuticals, Inc.	476,592	0.1
89,900	@,L	AVANIR Pharmaceuticals, Inc.	236,437	0.0
37,400	@,L	AVEO Pharmaceuticals, Inc.	301,070	0.0
12,540	@,L	Bio-Reference Labs, Inc.	359,773	0.1
34,810	@	BioScrip, Inc.	374,904	0.1
41,100	@,L	Biotime, Inc.	129,054	0.0
101,030	@,L	Cadence Pharmaceuticals, Inc.	483,934	0.1
36,980	@	Cambrex Corp.	420,832	0.1
10,650		Cantel Medical Corp.	316,624	0.0
21,680	@	Capital Senior Living Corp.	405,199	0.1
36,200	@	Celldex Therapeutics, Inc.	242,902	0.0
30,740	@	Centene Corp.	1,260,340	0.2
40,600	@	Cepheid, Inc.	1,372,686	0.2
15,690		Chemed Corp.	1,076,177	0.1
12,980	@,X	Clinical Data, Inc.	12,980	0.0
11,300	@,L	Clovis Oncology, Inc.	180,800	0.0
7,230		Computer Programs & Systems, Inc.	363,958	0.1
21,330	@	Conceptus, Inc.	448,143	0.1
19,440		Conmed Corp.	543,348	0.1
3,900	@	Corvel Corp.	174,837	0.0
31,350		CryoLife, Inc.	195,310	0.0
43,370	@	Cubist Pharmaceuticals, Inc.	1,824,142	0.2
92,803	@	Curis, Inc.	318,314	0.0
16,790	@	Cyberonics	881,979	0.1
13,980	@	Cynosure, Inc.	337,058	0.0
96,700	@,L	Dendreon Corp.	510,576	0.1
47,800	@	Depomed, Inc.	295,882	0.0
32,880	@	DexCom, Inc.	447,497	0.1
125,810	@	Dyax Corp.	437,819	0.1
115,800	@	Dynavax Technologies Corp.	331,188	0.0
11,370	@	Emergent Biosolutions, Inc.	182,375	0.0
16,680	@	Emeritus Corp.	412,330	0.1
23,200	@	Endocyte, Inc.	208,336	0.0
36,630	@	Endologix, Inc.	521,611	0.1
8,320		Ensign Group, Inc.	226,221	0.0
37,150	@	Enzon Pharmaceuticals, Inc.	164,574	0.0
40,200	@	Exact Sciences Corp.	425,718	0.1
13,410	@	Exactech, Inc.	227,300	0.0
23,800	@	ExamWorks Group, Inc.	332,962	0.0
106,250	@,L	Exelixis, Inc.	485,563	0.1
23,300	@	Fluidigm Corp.	333,423	0.0
11,300	@	Furiex Pharmaceuticals, Inc.	217,638	0.0
9,430	@	Genomic Health, Inc.	257,062	0.0
27,140	@	Gentiva Health Services, Inc.	272,757	0.0
150,210	@	Geron Corp.	211,796	0.0
15,180	@	Greatbatch, Inc.	352,783	0.1
37,580	@	Haemonetics Corp.	1,534,767	0.2
55,160	@	Halozyme Therapeutics, Inc.	370,124	0.1
17,840	@	Hanger Orthopedic Group, Inc.	488,102	0.1
114,230	@,L	Hansen Medical, Inc.	237,598	0.0
65,420	@	Healthsouth Corp.	1,381,016	0.2
10,200	@	HealthStream, Inc.	247,962	0.0
24,120	@	Healthways, Inc.	258,084	0.0
6,463	@	HeartWare International, Inc.	542,569	0.1
7,260	@	Hi-Tech Pharmacal Co., Inc.	253,955	0.0
61,460	@	HMS Holdings Corp.	1,593,043	0.2
51,600	@	Horizon Pharma, Inc.	120,228	0.0
6,580	@	ICU Medical, Inc.	400,919	0.1
60,800	@	Idenix Pharmaceuticals, Inc.	294,880	0.0
54,500	@,L	ImmunoCellular Therapeutics Ltd.	104,640	0.0
47,460	@,L	Immunogen, Inc.	605,115	0.1
49,850	@,L	Immunomedics, Inc.	145,562	0.0
46,080	@	Impax Laboratories, Inc.	944,179	0.1
17,900	@	Infinity Pharmaceuticals, Inc.	626,500	0.1
19,750	@	Insulet Corp.	419,095	0.1
12,830	@	Integra LifeSciences Holdings Corp.	499,985	0.1
42,670	@	InterMune, Inc.	413,472	0.1
19,460		Invacare Corp.	317,198	0.0
12,070	@	IPC The Hospitalist Co., Inc.	479,300	0.1
40,200	@	Ironwood Pharmaceuticals, Inc.	445,818	0.1
50,420	@,L	Isis Pharmaceuticals, Inc.	527,393	0.1
25,300	@	Jazz Pharmaceuticals PLC	1,345,960	0.2
54,700	@,L	Keryx Biopharmaceuticals, Inc.	143,314	0.0
33,956	@	Kindred Healthcare, Inc.	367,404	0.1
7,080		Landauer, Inc.	433,367	0.1
139,200	@	Lexicon Genetics, Inc.	309,024	0.0
7,010	@	LHC Group, Inc.	149,313	0.0
15,955	@	Ligand Pharmaceuticals, Inc.	330,907	0.0
22,380	@	Luminex Corp.	375,089	0.1
19,100	@	Magellan Health Services, Inc.	935,900	0.1
24,000	@,L	MAKO Surgical Corp.	308,880	0.0
107,910	@,L	MannKind Corp.	249,272	0.0
19,900	@	MAP Pharmaceuticals, Inc.	312,629	0.0
40,310	@	Masimo Corp.	846,913	0.1
35,730	@	MedAssets, Inc.	599,192	0.1
28,040	@	Medicines Co.	672,119	0.1
10,800	@	Medidata Solutions, Inc.	423,252	0.1
124,100	@,L	Merge Healthcare, Inc.	306,527	0.0
28,590		Meridian Bioscience, Inc.	578,948	0.1
19,212	@	Merit Medical Systems, Inc.	267,047	0.0
12,160	@	Molina Healthcare, Inc.	329,050	0.0
25,860	@	Momenta Pharmaceuticals, Inc.	304,631	0.0
8,290	@	MWI Veterinary Supply, Inc.	911,900	0.1
5,070		National Healthcare Corp.	238,391	0.0
23,930	@	Natus Medical, Inc.	267,537	0.0
81,200	@,L	Navidea Biopharmaceuticals, Inc.	229,796	0.0
64,870	@,L	Nektar Therapeutics	480,687	0.1
15,015	@	Neogen Corp.	680,480	0.1
26,220	@	Neurocrine Biosciences, Inc.	196,126	0.0
21,400	@,L	NewLink Genetics Corp.	267,500	0.0
33,570	@	NPS Pharmaceuticals, Inc.	305,487	0.0
26,480	@	NuVasive, Inc.	409,381	0.1
27,070	@	NxStage Medical, Inc.	304,538	0.0
16,890	@	Obagi Medical Products, Inc.	229,535	0.0
22,400	@,L	Omeros Corp.	116,256	0.0
25,370	@	Omnicell, Inc.	377,252	0.1
15,900	@,L	OncoGenex Pharmaceutical, Inc.	208,608	0.0
54,300	@,L	Oncothyreon, Inc.	104,256	0.0
32,485	@	Opko Health, Inc.	156,253	0.0
18,740	@	Optimer Pharmaceuticals, Inc.	169,597	0.0
35,750	@	OraSure Technologies, Inc.	256,685	0.0
50,450	@,L	Orexigen Therapeutics, Inc.	265,872	0.0
10,580	@	Orthofix International NV	416,111	0.1
44,280		Owens & Minor, Inc.	1,262,423	0.2
13,900	@,L	Pacira Pharmaceuticals, Inc./DE	242,833	0.0
49,430	@	Pain Therapeutics, Inc.	133,955	0.0
25,260	@	Palomar Medical Technologies, Inc.	232,645	0.0
42,760	@	Parexel International Corp.	1,265,268	0.2
91,630	L	PDL BioPharma, Inc.	645,992	0.1
35,700	@	Pharmacyclics, Inc.	2,067,030	0.3
19,410	@	PharMerica Corp.	276,398	0.0
14,800	@,L	PhotoMedex, Inc.	214,748	0.0
14,030	@	Providence Service Corp.	238,370	0.0
36,430	@	PSS World Medical, Inc.	1,052,098	0.1
25,280		Quality Systems, Inc.	438,861	0.1
35,130	L	Questcor Pharmaceuticals, Inc.	938,674	0.1
13,450	@,L	Quidel Corp.	251,112	0.0
48,000	@,L	Raptor Pharmaceutical Corp.	280,800	0.0
11,900	@	Repros Therapeutics, Inc.	187,425	0.0
42,450	@	Rigel Pharmaceuticals, Inc.	275,925	0.0
72,990	@	RTI Biologics, Inc.	311,667	0.0
46,860	@,L	Sangamo Biosciences, Inc.	281,629	0.0
50,600	@	Santarus, Inc.	555,588	0.1
36,900	@	Sciclone Pharmaceuticals, Inc.	159,039	0.0
58,570	@,L	Seattle Genetics, Inc.	1,358,824	0.2
23,500	@	Select Medical Holdings Corp.	221,605	0.0
75,450	@,L	Sequenom, Inc.	356,124	0.1
23,220	@	Spectranetics Corp.	342,959	0.1
34,640	@,L	Spectrum Pharmaceuticals, Inc.	387,622	0.1
39,520		Steris Corp.	1,372,530	0.2
52,350		Stewart Enterprises, Inc.	399,954	0.1
39,131	@,L	Sunesis Pharmaceuticals, Inc.	164,350	0.0
41,250	@	Sunrise Senior Living, Inc.	593,175	0.1
15,270	@	SurModics, Inc.	341,437	0.1
19,790	@	Symmetry Medical, Inc.	208,191	0.0
7,000	@	Synageva BioPharma Corp.	324,030	0.0
49,500	@,L	Synergy Pharmaceuticals, Inc.	260,370	0.0
31,800	@,L	Synta Pharmaceuticals Corp.	286,836	0.0
12,500	@	Team Health Holdings, Inc.	359,625	0.1
45,210	@,L	Theravance, Inc.	1,006,827	0.1
32,400	@,L	Threshold Pharmaceuticals, Inc.	136,404	0.0
6,600	@	Tornier NV	110,814	0.0
12,570	@	Triple-S Management Corp.	232,168	0.0
43,100	@,L	Trius Therapeutics, Inc.	206,018	0.0
52,000	@,L	Unilife Corp.	118,040	0.0
25,820	@	Universal American Corp./NY	221,794	0.0
5,600		US Physical Therapy, Inc.	154,224	0.0
33,500	@	Vanguard Health Systems, Inc.	410,375	0.1
21,500	@	Vascular Solutions, Inc.	339,700	0.1
18,700	@,L	Ventrus Biosciences, Inc.	40,392	0.0
82,800	@	Vical, Inc.	240,948	0.0
44,790	@	Viropharma, Inc.	1,019,420	0.1
66,570	@,L	Vivus, Inc.	893,369	0.1
30,810	@	Volcano Corp.	727,424	0.1
28,600	@	WellCare Health Plans, Inc.	1,392,534	0.2
25,480		West Pharmaceutical Services, Inc.	1,395,030	0.2
22,600	@	Wright Medical Group, Inc.	474,374	0.1
36,540	@	Xenoport, Inc.	283,916	0.0
53,900	@	XOMA Corp.	129,091	0.0
6,600		Young Innovations, Inc.	260,106	0.0
45,000	@,L	ZIOPHARM Oncology, Inc.	187,200	0.0
91,900	@	Zogenix, Inc.	122,227	0.0
		93,868,835		11.8

		Industrials: 15.4%
12,865		AAON, Inc.	268,493	0.0
23,620		AAR Corp.	441,222	0.1
38,550		ABM Industries, Inc.	769,072	0.1
26,480	@	Acacia Research - Acacia Technologies	679,212	0.1
74,560	@	ACCO Brands Corp.	547,270	0.1
45,140		Actuant Corp.	1,259,857	0.2
30,350		Acuity Brands, Inc.	2,055,605	0.3
19,360	@	Advisory Board Co.	905,854	0.1
28,790	@	Aegion Corp.	638,850	0.1
9,760	@	Aerovironment, Inc.	212,182	0.0
49,380	@	Air Transport Services Group, Inc.	198,014	0.0
30,340	@	Aircastle Ltd.	380,464	0.1
5,200		Alamo Group, Inc.	169,728	0.0
47,920	@	Alaska Air Group, Inc.	2,064,873	0.3
15,490		Albany International Corp.	351,313	0.0
10,000	@	Allegiant Travel Co.	734,100	0.1
17,130		Altra Holdings, Inc.	377,716	0.1
5,930	@	Amerco, Inc.	751,983	0.1
6,400		American Railcar Industries, Inc.	203,072	0.0
29,900	@	American Reprographics Co.	76,544	0.0
6,960		American Science & Engineering, Inc.	453,862	0.1
53,360	@	American Superconductor Corp.	139,803	0.0
8,840	@	American Woodmark Corp.	245,929	0.0
27,375		AO Smith Corp.	1,726,541	0.2
18,700		Apogee Enterprises, Inc.	448,239	0.1
28,610		Applied Industrial Technologies, Inc.	1,201,906	0.2
22,500		Arkansas Best Corp.	214,875	0.0
15,410	@	Astec Industries, Inc.	513,615	0.1
17,570	@	Atlas Air Worldwide Holdings, Inc.	778,527	0.1
77,630	@	Avis Budget Group, Inc.	1,538,627	0.2
16,120		AZZ, Inc.	619,492	0.1
33,000		Barnes Group, Inc.	741,180	0.1
12,300		Barrett Business Services, Inc.	468,507	0.1
27,280	@	Beacon Roofing Supply, Inc.	907,878	0.1
32,950		Belden CDT, Inc.	1,482,420	0.2
32,450	@	Blount International, Inc.	513,359	0.1
37,320		Brady Corp.	1,246,488	0.2
27,270		Briggs & Stratton Corp.	574,852	0.1
32,200		Brink's Co.	918,666	0.1
55,060		Builders FirstSource, Inc.	307,235	0.0
11,800	@	CAI International, Inc.	259,010	0.0
324,300	@	Capstone Turbine Corp.	288,627	0.0
5,330		Cascade Corp.	342,719	0.0
33,580	@,L	CBIZ, Inc.	198,458	0.0
13,670		Celadon Group, Inc.	247,017	0.0
20,750	@	Chart Industries, Inc.	1,383,402	0.2
11,530		CIRCOR International, Inc.	456,473	0.1
32,830		Clarcor, Inc.	1,568,617	0.2
18,040	@	Columbus McKinnon Corp.	298,021	0.0
27,280		Comfort Systems USA, Inc.	331,725	0.0
18,200	@	Commercial Vehicle Group, Inc.	149,422	0.0
8,850	@	Consolidated Graphics, Inc.	309,042	0.0
21,580		Corporate Executive Board Co.	1,024,187	0.1
15,915	@	CoStar Group, Inc.	1,422,324	0.2
9,520		Cubic Corp.	456,674	0.1
29,009		Curtiss-Wright Corp.	952,365	0.1
32,750		Deluxe Corp.	1,055,860	0.1
18,370	@	DigitalGlobe, Inc.	448,963	0.1
29,900		Douglas Dynamics, Inc.	430,261	0.1
800	@	DXP Enterprises, Inc.	39,256	0.0
15,560	@	Dycom Industries, Inc.	308,088	0.0
14,560		Dynamic Materials Corp.	202,384	0.0
11,600	@	Echo Global Logistics, Inc.	208,452	0.0
34,400	@	Edgen Group, Inc.	242,864	0.0
44,110		EMCOR Group, Inc.	1,526,647	0.2
13,610		Encore Wire Corp.	412,519	0.1
102,610	@	Energy Recovery, Inc.	348,874	0.0
38,100	@	Energy Solutions, Inc.	118,872	0.0
33,031	@	Enernoc, Inc.	388,114	0.1
36,310	@	EnerSys	1,366,345	0.2
17,520		Ennis, Inc.	271,034	0.0
12,440	@	EnPro Industries, Inc.	508,796	0.1
15,700		ESCO Technologies, Inc.	587,337	0.1
18,480	@	Esterline Technologies Corp.	1,175,513	0.2
8,190	@	Exponent, Inc.	457,248	0.1
42,240	@	Federal Signal Corp.	321,446	0.0
61,700	@	Flow International Corp.	215,950	0.0
18,770		Forward Air Corp.	657,138	0.1
16,120		Franklin Electric Co., Inc.	1,002,180	0.1
8,000		Freightcar America, Inc.	179,360	0.0
21,700	@	FTI Consulting, Inc.	716,100	0.1
219,940	@	FuelCell Energy, Inc.	201,685	0.0
48,510	@	Furmanite Corp.	260,499	0.0
10,950		G&K Services, Inc.	373,942	0.1
47,190	@	Gencorp, Inc.	431,789	0.1
13,900	@	Generac Holdings, Inc.	476,909	0.1
27,040	@	Genesee & Wyoming, Inc.	2,057,203	0.3
50,016		Geo Group, Inc.	1,410,451	0.2
15,330	@	GeoEye, Inc.	471,091	0.1
19,700	@	Gibraltar Industries, Inc.	313,624	0.0
19,500		Global Power Equipment Group, Inc.	334,425	0.0
11,412		Gorman-Rupp Co.	340,420	0.0
12,020		Graham Corp.	234,390	0.0
18,840		Granite Construction, Inc.	633,401	0.1
41,440		Great Lakes Dredge & Dock Corp.	370,059	0.1
14,870	@	Greenbrier Cos., Inc.	240,448	0.0
21,230		Griffon Corp.	243,296	0.0
22,360	@	H&E Equipment Services, Inc.	336,965	0.0
40,560	@	Hawaiian Holdings, Inc.	266,479	0.0
35,065		Healthcare Services Group	814,560	0.1
36,890		Heartland Express, Inc.	482,152	0.1
32,887		Heico Corp.	1,472,022	0.2
14,690		Heidrick & Struggles International, Inc.	224,169	0.0
46,800		Herman Miller, Inc.	1,002,456	0.1
72,160	@	Hexcel Corp.	1,945,434	0.2
32,120		HNI, Corp.	965,527	0.1
16,290		Houston Wire & Cable Co.	199,878	0.0
29,060	@	HUB Group, Inc.	976,416	0.1
14,550	@	Huron Consulting Group, Inc.	490,190	0.1
3,750	@,X	Hyster-Yale Materials Handling, Inc.	183,000	0.0
3,750		Hyster-Yale Materials Handling, Inc.	183,000	0.0
10,250	@	ICF International, Inc.	240,260	0.0
33,420	@	II-VI, Inc.	610,583	0.1
22,340	@	Innerworkings, Inc.	307,845	0.0
13,880		Insperity, Inc.	451,933	0.1
23,230		Insteel Industries, Inc.	289,910	0.0
33,570		Interface, Inc.	539,806	0.1
12,300		Intersections, Inc.	116,604	0.0
159,630	@	JetBlue Airways Corp.	911,487	0.1
17,870		John Bean Technologies Corp.	317,550	0.0
8,640	@	Kadant, Inc.	229,046	0.0
15,500		Kaman Corp.	570,400	0.1
22,700		Kaydon Corp.	543,211	0.1
15,330		Kelly Services, Inc.	241,294	0.0
29,600	@,L	Keyw Holding Corp.	375,624	0.1
24,730	@	Kforce, Inc.	354,381	0.0
22,680		Kimball International, Inc.	263,315	0.0
32,001		Knight Transportation, Inc.	468,175	0.1
31,040		Knoll, Inc.	476,774	0.1
27,230	@	Korn/Ferry International	431,868	0.1
45,001	@	Kratos Defense & Security Solutions, Inc.	226,355	0.0
11,120	@	Layne Christensen Co.	269,882	0.0
7,310		LB Foster Co.	317,546	0.0
10,340		Lindsay Manufacturing Co.	828,441	0.1
9,100	@	LMI Aerospace, Inc.	175,994	0.0
9,400		Marten Transport Ltd.	172,866	0.0
36,190	@	Mastec, Inc.	902,217	0.1
15,580		McGrath Rentcorp	452,132	0.1
77,330	@	Meritor, Inc.	365,771	0.1
12,276	@	Middleby Corp.	1,573,906	0.2
12,750		Miller Industries, Inc.	194,438	0.0
15,920		Mine Safety Appliances Co.	679,943	0.1
8,900	@	Mistras Group, Inc.	219,741	0.0
23,730	@	Mobile Mini, Inc.	494,296	0.1
29,954	@	Moog, Inc.	1,229,013	0.2
18,220		Mueller Industries, Inc.	911,547	0.1
105,540		Mueller Water Products, Inc.	592,079	0.1
10,100		Multi-Color Corp.	242,299	0.0
16,990	@	MYR Group, Inc./Delaware	378,028	0.1
3,760	L	National Presto Industries, Inc.	259,816	0.0
32,770	@	Navigant Consulting, Inc.	365,713	0.1
6,000	@	Nortek, Inc.	397,500	0.1
9,610	@	Northwest Pipe Co.	229,295	0.0
40,171	@	Old Dominion Freight Line	1,377,062	0.2
27,880	@	On Assignment, Inc.	565,406	0.1
40,420	@	Orbital Sciences Corp.	556,583	0.1
33,800	@	Pacer International, Inc.	131,820	0.0
12,200	@	Performant Financial Corp.	123,220	0.0
18,370	@	PMFG, Inc.	166,983	0.0
3,600	@	Powell Industries, Inc.	149,508	0.0
13,300		Primoris Services Corp.	200,032	0.0
3,800	@	Proto Labs, Inc.	149,796	0.0
21,900	L	Quad/Graphics, Inc.	446,541	0.1
26,000	@	Quality Distribution, Inc.	156,000	0.0
20,350		Quanex Building Products Corp.	415,344	0.1
17,680		Raven Industries, Inc.	466,045	0.1
13,000	@	RBC Bearings, Inc.	650,910	0.1
26,800	@	Republic Airways Holdings, Inc.	152,224	0.0
29,940		Resources Connection, Inc.	357,484	0.0
8,500	@	Rexnord Corp.	181,050	0.0
15,000	@	Roadrunner Transportation Systems, Inc.	272,100	0.0
26,075		Robbins & Myers, Inc.	1,550,159	0.2
20,600	@	RPX Corp.	186,224	0.0
20,400	@	Rush Enterprises, Inc. - Class A	421,668	0.1
7,860	@	Saia, Inc.	181,723	0.0
8,400		Sauer-Danfoss, Inc.	448,308	0.1
13,140		Schawk, Inc.	172,922	0.0
117		Seaboard Corp.	295,996	0.0
24,810		Simpson Manufacturing Co., Inc.	813,520	0.1
46,510		Skywest, Inc.	579,515	0.1
19,200	@	Spirit Airlines, Inc.	340,224	0.0
11,040	@	Standard Parking Corp.	242,770	0.0
8,050		Standex International Corp.	412,885	0.1
37,700		Steelcase, Inc.	480,298	0.1
10,335		Sun Hydraulics Corp.	269,537	0.0
31,800	@	Swift Transporation Co.	290,016	0.0
120,100	@,L	Swisher Hygiene, Inc.	210,175	0.0
22,420	@	SYKES Enterprises, Inc.	341,232	0.0
15,080		TAL International Group, Inc.	548,610	0.1
64,720	@	Taser International, Inc.	578,597	0.1
12,100	@	Team, Inc.	460,284	0.1
24,860	@	Teledyne Technologies, Inc.	1,617,640	0.2
11,980		Tennant Co.	526,521	0.1
44,350	@	Tetra Tech, Inc.	1,173,058	0.2
5,180	@	Textainer Group Holdings Ltd.	162,963	0.0
13,900	@	Thermon Group Holdings, Inc.	313,167	0.0
29,635	L	Titan International, Inc.	643,672	0.1
14,540	@	Titan Machinery, Inc.	359,138	0.0
24,200	@	TMS International Corp.	302,984	0.0
9,150	@	Trex Co., Inc.	340,655	0.0
14,000	@	Trimas Corp.	391,440	0.1
27,520	@	TrueBlue, Inc.	433,440	0.1
26,380	@	Tutor Perini Corp.	361,406	0.0
11,900		Twin Disc, Inc.	207,417	0.0
9,290		Unifirst Corp.	681,143	0.1
29,900		United Stationers, Inc.	926,601	0.1
10,940		Universal Forest Products, Inc.	416,158	0.1
112,840	@	US Airways Group, Inc.	1,523,340	0.2
14,110		US Ecology, Inc.	332,149	0.0
43,100	@,L	USG Corp.	1,209,817	0.2
17,360		Viad Corp.	471,498	0.1
8,500		VSE Corp.	208,335	0.0
43,200	@	Wabash National Corp.	387,504	0.1
18,300	@	WageWorks, Inc.	325,740	0.0
20,660		Watsco, Inc.	1,547,434	0.2
18,770		Watts Water Technologies, Inc.	806,922	0.1
23,410		Werner Enterprises, Inc.	507,295	0.1
43,980		Woodward Governor Co.	1,676,957	0.2
15,800	@,L	XPO Logistics, Inc.	274,604	0.0
22,400	@,L	Zipcar, Inc.	184,576	0.0
		121,816,218		15.4

		Information Technology: 15.6%
28,120	@,L	3D Systems Corp.	1,500,202	0.2
22,600	@	ACI Worldwide, Inc.	987,394	0.1
39,600	@,L	Active Network, Inc.	194,436	0.0
44,230	@	Actuate Corp.	247,688	0.0
44,800	@	Acxiom Corp.	782,208	0.1
43,240	L	Adtran, Inc.	844,910	0.1
21,150	@	Advanced Energy Industries, Inc.	292,082	0.0
23,440	@	Advent Software, Inc.	501,147	0.1
17,157	@	Agilysys, Inc.	143,604	0.0
25,970		American Software, Inc.	201,527	0.0
63,500	@,L	Amkor Technology, Inc.	269,875	0.0
12,640	@	Anaren, Inc.	245,848	0.0
28,900	@	Angie's List, Inc.	346,511	0.1
18,150	@	Anixter International, Inc.	1,161,237	0.2
57,830	@	Applied Micro Circuits Corp.	485,772	0.1
79,100	@	Arris Group, Inc.	1,181,754	0.2
63,130	@	Aruba Networks, Inc.	1,309,948	0.2
55,900	@	Aspen Technology, Inc.	1,545,076	0.2
21,320	@	ATMI, Inc.	445,162	0.1
18,400	@	AVG Technologies	291,272	0.0
9,820		Badger Meter, Inc.	465,566	0.1
33,400	@	Bankrate, Inc.	415,830	0.1
7,860		Bel Fuse, Inc.	153,663	0.0
35,200	@	Benchmark Electronics, Inc.	585,024	0.1
10,080		Black Box Corp.	245,347	0.0
28,960		Blackbaud, Inc.	661,157	0.1
20,960	@	Blucora, Inc.	329,282	0.0
17,760	@	Bottomline Technologies, Inc.	468,686	0.1
18,000	@,L	BroadSoft, Inc.	653,940	0.1
38,480		Brooks Automation, Inc.	309,764	0.0
16,060	@	Cabot Microelectronics Corp.	570,291	0.1
17,840	@	CACI International, Inc.	981,735	0.1
23,000	@	Calix, Inc.	176,870	0.0
27,650	@	Cardtronics, Inc.	656,411	0.1
8,629		Cass Information Systems, Inc.	364,144	0.1
34,770	@	Cavium, Inc.	1,085,172	0.1
16,930	@	Ceva, Inc.	266,648	0.0
30,090	@	Checkpoint Systems, Inc.	323,167	0.0
44,110	@	Ciber, Inc.	147,327	0.0
56,400	@	Ciena Corp.	885,480	0.1
36,570	@	Cirrus Logic, Inc.	1,059,433	0.1
24,240		Cognex Corp.	892,517	0.1
15,720	@	Coherent, Inc.	795,746	0.1
15,820		Cohu, Inc.	171,489	0.0
28,340	@	Commvault Systems, Inc.	1,975,581	0.3
17,700	@	comScore, Inc.	243,906	0.0
17,100		Comtech Telecommunications	433,998	0.1
120,300	@	Comverse Technology, Inc.	461,952	0.1
12,030	@	Comverse, Inc.	343,216	0.0
17,240	@	Constant Contact, Inc.	244,980	0.0
58,300		Convergys Corp.	956,703	0.1
16,700	@	Cornerstone OnDemand, Inc.	493,151	0.1
24,000	@	Cray, Inc.	382,800	0.1
17,220	@	CSG Systems International	313,060	0.0
22,100		CTS Corp.	234,923	0.0
17,840	@	Cymer, Inc.	1,613,271	0.2
31,010		Daktronics, Inc.	343,281	0.1
27,040	@	DealerTrack Holdings, Inc.	776,589	0.1
21,500	@,L	Demand Media, Inc.	199,735	0.0
19,200	@	Dice Holdings, Inc.	176,256	0.0
29,180	@	Digital River, Inc.	419,900	0.1
23,410	@	Diodes, Inc.	406,164	0.1
41,550	@	DSP Group, Inc.	239,328	0.0
10,080	@	DTS, Inc.	168,336	0.0
62,300		Earthlink, Inc.	402,458	0.1
17,250	L	Ebix, Inc.	277,208	0.0
84,540	@	Echelon Corp.	207,123	0.0
15,380		Electro Rent Corp.	236,544	0.0
23,840		Electro Scientific Industries, Inc.	237,208	0.0
31,020	@	Electronics for Imaging	589,070	0.1
26,800	@	Ellie Mae, Inc.	743,700	0.1
9,000	@	Eloqua, Inc.	212,310	0.0
54,790	@	Emulex Corp.	399,967	0.1
89,600	@	Entegris, Inc.	822,528	0.1
70,910	@	Entropic Communications, Inc.	375,114	0.1
23,250		EPIQ Systems, Inc.	297,135	0.0
6,950	@	ePlus, Inc.	287,313	0.0
34,370	@	Euronet Worldwide, Inc.	811,132	0.1
8,800	@	ExactTarget, Inc.	176,000	0.0
19,590	@	Exar Corp.	174,351	0.0
15,920	@	ExlService Holdings, Inc.	421,880	0.1
63,530	@	Extreme Networks	231,249	0.0
20,600	@	Fabrinet	270,684	0.0
24,430		Fair Isaac Corp.	1,026,793	0.1
13,730	@	Faro Technologies, Inc.	489,886	0.1
22,650		FEI Co.	1,256,169	0.2
59,000	@,L	Finisar Corp.	961,700	0.1
39,600	@,L	First Solar, Inc.	1,222,848	0.2
31,400	@	Formfactor, Inc.	143,184	0.0
9,870		Forrester Research, Inc.	264,516	0.0
43,480	@	Global Cash Access, Inc.	340,883	0.0
20,350	@	Globecomm Systems, Inc.	229,955	0.0
52,500	@,L	Glu Mobile, Inc.	120,225	0.0
29,400	@	GSI Group, Inc.	254,604	0.0
90,320	@,L	GT Advanced Technologies, Inc.	272,766	0.0
13,700	@	Guidewire Software, Inc.	407,164	0.1
64,990	@	Harmonic, Inc.	329,499	0.0
21,660		Heartland Payment Systems, Inc.	638,970	0.1
31,900	@,L	Higher One Holdings, Inc.	336,226	0.0
17,309	@	Hittite Microwave Corp.	1,074,889	0.1
17,630	@	iGate Corp.	278,025	0.0
20,950	@	Imation Corp.	97,837	0.0
36,910	@	Immersion Corp.	253,572	0.0
5,900	@	Imperva, Inc.	186,027	0.0
59,530	@,L	Infinera Corp.	345,869	0.1
10,900	@	Infoblox, Inc.	195,873	0.0
23,200	@	Inphi Corp.	222,256	0.0
30,310	@	Insight Enterprises, Inc.	526,485	0.1
99,600	@	Integrated Device Technology, Inc.	727,080	0.1
22,400	@	Integrated Silicon Solution, Inc.	201,600	0.0
9,400	@	Interactive Intelligence Group	315,276	0.0
27,440		InterDigital, Inc.	1,127,784	0.1
19,800	@	Intermec, Inc.	195,228	0.0
45,570	@	Internap Network Services Corp.	316,256	0.0
32,900	@	International Rectifier Corp.	583,317	0.1
60,200		Intersil Corp.	499,058	0.1
15,340	@	Intevac, Inc.	70,104	0.0
30,900	@	IntraLinks Holdings, Inc.	190,653	0.0
26,900	@,L	InvenSense, Inc.	298,859	0.0
24,410	@	Ixia	414,482	0.1
15,870		IXYS Corp.	145,052	0.0
30,170		j2 Global, Inc.	922,599	0.1
9,100	@	Jive Software, Inc.	132,223	0.0
18,460		Keynote Systems, Inc.	260,101	0.0
80,310	@	Kopin Corp.	267,432	0.0
87,230	@	Lattice Semiconductor Corp.	348,048	0.1
75,080	@	Lionbridge Technologies	301,822	0.0
10,740	@	Liquidity Services, Inc.	438,836	0.1
11,380		Littelfuse, Inc.	702,260	0.1
31,810	@	LivePerson, Inc.	417,983	0.1
10,400	@	LogMeIn, Inc.	233,064	0.0
6,340	@	Loral Space & Communications, Inc.	346,544	0.1
39,700	@	LTX-Credence Corp.	260,432	0.0
11,500	@	M/A-COM Technology Solutions Holdings, Inc.	172,155	0.0
15,140	@	Manhattan Associates, Inc.	913,548	0.1
17,310	L	Mantech International Corp.	449,021	0.1
23,760		MAXIMUS, Inc.	1,502,107	0.2
10,740	@	Measurement Specialties, Inc.	369,026	0.1
141,500	@	MEMC Electronic Materials, Inc.	454,215	0.1
67,670	@	Mentor Graphics Corp.	1,151,743	0.2
22,810	@	Mercury Computer Systems, Inc.	209,852	0.0
21,760		Methode Electronics, Inc.	218,253	0.0
35,340		Micrel, Inc.	335,730	0.0
58,050	@	Microsemi Corp.	1,221,372	0.2
6,570	@	MicroStrategy, Inc.	613,507	0.1
42,780	@	MIPS Technologies, Inc.	334,540	0.0
36,040		MKS Instruments, Inc.	929,111	0.1
60,640	@	Moduslink Global Solutions, Inc.	175,856	0.0
12,316	@	MoneyGram International, Inc.	163,680	0.0
21,310	@	Monolithic Power Systems, Inc.	474,787	0.1
23,270		Monotype Imaging Holdings, Inc.	371,855	0.1
65,900	@	Monster Worldwide, Inc.	370,358	0.1
25,612	@	Move, Inc.	194,395	0.0
11,100		MTS Systems Corp.	565,323	0.1
10,700	@	Nanometrics, Inc.	154,294	0.0
26,300	@	Neonode, Inc.	127,818	0.0
23,220	@	Netgear, Inc.	915,332	0.1
21,540	@	Netscout Systems, Inc.	559,825	0.1
25,170	@	Newport Corp.	338,537	0.0
38,160	@	NIC, Inc.	623,534	0.1
22,300	@,L	Numerex Corp.	293,022	0.0
4,200	@	NVE Corp.	233,058	0.0
78,600	@	Oclaro, Inc.	123,402	0.0
62,200	@,L	OCZ Technology Group, Inc.	118,802	0.0
37,190	@	Omnivision Technologies, Inc.	523,635	0.1
12,150	@,L	OpenTable, Inc.	592,920	0.1
14,530	@	Oplink Communications, Inc.	226,377	0.0
10,160	@	OSI Systems, Inc.	650,646	0.1
73,271	@	Parametric Technology Corp.	1,649,330	0.2
11,510		Park Electrochemical Corp.	296,152	0.0
25,500	@	PDF Solutions, Inc.	351,390	0.1
12,800		Pegasystems, Inc.	290,304	0.0
18,680	@	Perficient, Inc.	220,050	0.0
26,790	@	Pericom Semiconductor Corp.	215,124	0.0
41,350	@	Photronics, Inc.	246,446	0.0
29,260		Plantronics, Inc.	1,078,816	0.1
28,070	@	Plexus Corp.	724,206	0.1
34,600	@	PLX Technology, Inc.	125,598	0.0
14,810		Power Integrations, Inc.	497,764	0.1
48,020	@	Power-One, Inc.	197,362	0.0
16,400	@	Procera Networks, Inc.	304,220	0.0
44,395	@	Progress Software Corp.	931,851	0.1
12,820	@	PROS Holdings, Inc.	234,478	0.0
21,412	@	QAD, Inc.	308,333	0.0
54,200	@	QLIK Technologies, Inc.	1,177,224	0.2
46,200	@	QLogic Corp.	449,526	0.1
146,730	@	Quantum Corp.	181,945	0.0
41,400	@	QuinStreet, Inc.	278,208	0.0
73,900	@	Rambus, Inc.	360,632	0.1
26,700	@,L	RealD, Inc.	299,307	0.0
18,800	@	RealPage, Inc.	405,516	0.1
26,900	@	Responsys, Inc.	160,324	0.0
194,320	@	RF Micro Devices, Inc.	870,554	0.1
24,400		Richardson Electronics Ltd./United States	276,208	0.0
3,273	@	Riverbed Technolgoy, Inc.	64,550	0.0
17,170	@	Rofin-Sinar Technologies, Inc.	372,246	0.1
11,090	@	Rogers Corp.	550,729	0.1
6,800	@	Ruckus Wireless, Inc.	153,204	0.0
17,030	@	Rudolph Technologies, Inc.	229,054	0.0
61,200	@	Sanmina Corp.	677,484	0.1
61,300	@	Sapient Corp.	647,328	0.1
15,730	@	Scansource, Inc.	499,742	0.1
10,600	@	SciQuest, Inc.	168,116	0.0
21,000	@	Seachange Intl., Inc.	203,070	0.0
41,840	@	Semtech Corp.	1,211,268	0.2
25,800	@	ServiceSource International, Inc.	150,930	0.0
51,860	@	ShoreTel, Inc.	219,886	0.0
46,200	@	Sigma Designs, Inc.	237,930	0.0
38,170	@,L	Silicon Graphics International Corp.	390,479	0.1
52,550	@	Silicon Image, Inc.	260,648	0.0
118,820	@	Sonus Networks, Inc.	201,994	0.0
18,470	@	Sourcefire, Inc.	872,153	0.1
27,000	@	Spansion, Inc.	375,570	0.1
5,100	@	SPS Commerce, Inc.	190,077	0.0
12,200	@	SS&C Technologies Holdings, Inc.	282,064	0.0
15,180	@	Stamps.com, Inc.	382,536	0.1
36,910	@	STEC, Inc.	181,966	0.0
25,100	@,L	SunPower Corp.	141,062	0.0
13,620	@	Super Micro Computer, Inc.	138,924	0.0
9,520	@	Supertex, Inc.	167,076	0.0
87,150	@	support.com, Inc.	364,287	0.1
38,400	@	Symmetricom, Inc.	221,568	0.0
24,070	@	Synaptics, Inc.	721,378	0.1
16,370	@	Synchronoss Technologies, Inc.	345,243	0.1
11,450	@	SYNNEX Corp.	393,651	0.1
8,750		Syntel, Inc.	468,913	0.1
42,220	@	Take-Two Interactive Software, Inc.	464,842	0.1
14,100	@	Tangoe, Inc.	167,367	0.0
19,640	@	TeleTech Holdings, Inc.	349,592	0.1
167,400		Tellabs, Inc.	381,672	0.1
29,960		Tessera Technologies, Inc.	491,943	0.1
77,920	@	Tivo, Inc.	959,974	0.1
17,670	@	TNS, Inc.	366,299	0.1
96,480	@	Triquint Semiconductor, Inc.	466,963	0.1
7,700	@	Trulia, Inc.	125,048	0.0
46,680	@	TTM Technologies, Inc.	429,456	0.1
20,940	@	Tyler Technologies, Inc.	1,014,334	0.1
9,200	@	Ubiquiti Networks, Inc.	111,688	0.0
17,470	@	Ultimate Software Group, Inc.	1,649,343	0.2
17,710	@	Ultratech, Inc.	660,583	0.1
26,814	@	Unisys Corp.	463,882	0.1
69,233		United Online, Inc.	387,012	0.1
25,470	@,L	Universal Display Corp.	652,541	0.1
59,250	@	Valueclick, Inc.	1,150,043	0.2
18,030	@	Vasco Data Security Intl.	147,125	0.0
29,410	@,L	Veeco Instruments, Inc.	868,183	0.1
13,900	@	Verint Systems, Inc.	408,104	0.1
24,510	@	Viasat, Inc.	953,439	0.1
26,200	@,L	VirnetX Holding Corp.	767,136	0.1
18,400	@	Virtusa Corp.	302,312	0.0
19,600	@	Vishay Precision Group, Inc.	259,112	0.0
16,700	@,L	VistaPrint NV	548,762	0.1
16,310	@	Vocus, Inc.	283,468	0.0
14,820	@	Volterra Semiconductor Corp.	254,459	0.0
24,100	@	Web.com Group, Inc.	356,680	0.1
27,600	@	WebMD Health Corp.	395,784	0.1
27,370	@	Websense, Inc.	411,645	0.1
91,800	@	Westell Technologies, Inc.	169,830	0.0
27,020	@	WEX, Inc.	2,036,497	0.3
20,550	@	XO Group, Inc.	191,115	0.0
11,200	@	Yelp, Inc.	211,120	0.0
108,000	@	Zix Corp.	302,400	0.0
13,500	@	Zygo Corp.	211,950	0.0
		124,094,093		15.6

		Materials: 5.1%
20,514		A Schulman, Inc.	593,470	0.1
8,900	@	ADA-ES, Inc.	150,232	0.0
6,340	@	AEP Industries, Inc.	375,518	0.0
95,400		AK Steel Holding Corp.	438,840	0.1
17,260		Amcol International Corp.	529,537	0.1
14,900		American Vanguard Corp.	462,943	0.1
12,210		Balchem Corp.	444,444	0.1
18,319	@	Berry Plastics Group, Inc.	294,570	0.0
70,870	@	Boise, Inc.	563,416	0.1
25,380		Buckeye Technologies, Inc.	728,660	0.1
38,480	@	Calgon Carbon Corp.	545,646	0.1
49,280	@	Century Aluminum Co.	431,693	0.1
54,500	@	Chemtura Corp.	1,158,670	0.1
17,516	@	Clearwater Paper Corp.	685,927	0.1
58,780	@	Coeur d'Alene Mines Corp.	1,445,988	0.2
6,380		Deltic Timber Corp.	450,556	0.1
28,100		Eagle Materials, Inc.	1,643,850	0.2
62,280	@	Ferro Corp.	260,330	0.0
37,400	@	Flotek Industries, Inc.	456,280	0.1
64,690	@,L	General Moly, Inc.	259,407	0.0
20,200		Georgia Gulf Corp.	833,856	0.1
37,200		Globe Specialty Metals, Inc.	511,500	0.1
45,500	@	Gold Reserve, Inc.	150,605	0.0
19,400	L	Gold Resource Corp.	298,954	0.0
20,281	@	Golden Minerals Co.	93,090	0.0
302,100	@	Golden Star Resources Ltd.	555,864	0.1
94,780	@	Graphic Packaging Holding Co.	612,279	0.1
6,410		Hawkins, Inc.	247,682	0.0
8,240		Haynes International, Inc.	427,409	0.1
29,890		HB Fuller Co.	1,040,770	0.1
50,370	@	Headwaters, Inc.	431,167	0.1
175,600		Hecla Mining Co.	1,023,748	0.1
32,120	@	Horsehead Holding Corp.	327,945	0.0
12,450		Innophos Holdings, Inc.	578,925	0.1
11,300	@	Innospec, Inc.	389,737	0.1
9,180		Kaiser Aluminum Corp.	566,314	0.1
25,300	@	KapStone Paper and Packaging Corp.	561,407	0.1
12,030		Koppers Holdings, Inc.	458,944	0.1
21,400	@	Kraton Performance Polymers, Inc.	514,242	0.1
34,670	@	Landec Corp.	329,018	0.0
83,030	@	Louisiana-Pacific Corp.	1,604,140	0.2
11,370	@	LSB Industries, Inc.	402,725	0.1
14,370		Materion Corp.	370,459	0.0
137,797	@,L	McEwen Mining, Inc.	527,763	0.1
9,000		Metals USA Holdings Corp.	157,410	0.0
176,500	@	Midway Gold Corp.	245,335	0.0
26,460		Minerals Technologies, Inc.	1,056,283	0.1
19,190		Myers Industries, Inc.	290,728	0.0
12,340		Neenah Paper, Inc.	351,320	0.0
57,740		Olin Corp.	1,246,607	0.2
19,800	@	OM Group, Inc.	439,560	0.1
43,420	@	Omnova Solutions, Inc.	304,374	0.0
137,000	@	Paramount Gold and Silver Corp.	317,840	0.0
21,710		PH Glatfelter Co.	379,491	0.0
61,050		PolyOne Corp.	1,246,641	0.2
4,150		Quaker Chemical Corp.	223,519	0.0
32,200	@,L	Resolute Forest Products	426,328	0.1
19,780	@	RTI International Metals, Inc.	545,137	0.1
13,600		Schnitzer Steel Industries, Inc.	412,488	0.1
23,120		Schweitzer-Mauduit International, Inc.	902,374	0.1
31,983		Sensient Technologies Corp.	1,137,315	0.1
36,850	@	Spartech Corp.	334,230	0.0
9,180		Stepan Co.	509,857	0.1
65,390	@	Stillwater Mining Co	835,684	0.1
43,300	@	SunCoke Energy, Inc.	675,047	0.1
14,230	@,L	Texas Industries, Inc.	725,872	0.1
18,710		Tredegar Corp.	382,058	0.0
5,000	@	Universal Stainless & Alloy	183,850	0.0
45,600	@,L	US Antimony Corp.	80,256	0.0
18,100	@,L	US Silica Holdings, Inc.	302,813	0.0
77,200	@,L	Vista Gold Corp.	208,440	0.0
26,610		Wausau Paper Corp.	230,443	0.0
37,000		Worthington Industries	961,630	0.1
19,800	@,L	Zagg, Inc.	145,728	0.0
14,460		Zep, Inc.	208,802	0.0
19,170	@,L	Zoltek Cos., Inc.	148,568	0.0
		40,394,548		5.1

		Telecommunication Services: 0.7%
67,700	@	8x8, Inc.	500,303	0.1
5,350		Atlantic Tele-Network, Inc.	196,399	0.0
145,040	@	Cincinnati Bell, Inc.	794,819	0.1
30,600		Cogent Communications Group, Inc.	692,784	0.1
19,210		Consolidated Communications Holdings, Inc.	305,823	0.0
50,600	@,L	Fairpoint Communications, Inc.	401,764	0.1
30,820	@	General Communication, Inc.	295,564	0.0
46,600	@	Iridium Communications, Inc.	314,084	0.1
27,300	@,L	Leap Wireless International, Inc.	181,545	0.0
30,910		Lumos Networks Corp.	309,718	0.1
11,200	@,L	magicJack VocalTec Ltd.	203,952	0.0
9,710		NTELOS Holdings Corp.	127,298	0.0
35,370	@	Premier Global Services, Inc.	345,919	0.1
17,200	@	Primus Telecommunications Group, Inc.	186,964	0.0
12,800		Shenandoah Telecom Co.	195,968	0.0
68,900	@,L	Towerstream Corp.	223,925	0.0
20,630		USA Mobility, Inc.	240,958	0.0
75,400	@	Vonage Holdings Corp.	178,698	0.0
		5,696,485		0.7

		Utilities: 3.3%
20,480		Allete, Inc.	839,270	0.1
11,350		American States Water Co.	544,573	0.1
63,600	@	Atlantic Power Corp.	726,948	0.1
37,680		Avista Corp.	908,465	0.1
30,650		Black Hills Corp.	1,113,821	0.1
25,280		California Water Service Group	463,888	0.1
9,490		CH Energy Group, Inc.	618,938	0.1
3,880		Chesapeake Utilities Corp.	176,152	0.0
43,090		Cleco Corp.	1,724,031	0.2
29,740		El Paso Electric Co.	949,003	0.1
26,590		Empire District Electric Co.	541,904	0.1
36,700		Idacorp, Inc.	1,590,945	0.2
16,400		Laclede Group, Inc.	633,204	0.1
14,460		MGE Energy, Inc.	736,737	0.1
7,160		Middlesex Water Co.	140,050	0.0
30,170		New Jersey Resources Corp.	1,195,335	0.2
20,700		Northwest Natural Gas Co.	914,940	0.1
26,950		NorthWestern Corp.	935,973	0.1
20,700		Otter Tail Corp.	517,500	0.1
51,550		Piedmont Natural Gas Co.	1,614,030	0.2
55,170		PNM Resources, Inc.	1,131,537	0.2
57,330		Portland General Electric Co.	1,568,549	0.2
9,130		SJW Corp.	242,858	0.0
21,890		South Jersey Industries, Inc.	1,101,724	0.1
33,870		Southwest Gas Corp.	1,436,427	0.2
28,870		UIL Holdings Corp.	1,033,835	0.1
6,300		Unitil Corp.	163,296	0.0
21,930		UNS Energy Corp.	930,271	0.1
38,220		WGL Holdings, Inc.	1,497,842	0.2
		25,992,046		3.3

	Total Common Stock
	(Cost $589,117,703)	760,347,579		95.9

WARRANTS: 0.0%
		Energy: 0.0%
7,460	@,L	Magnum Hunter Resources Corp.	1,274	0.0

	Total Warrants
	(Cost $–)	1,274		0.0

CLOSED-END FUNDS: 0.0%
		Financials: 0.0%
4,700	@	Firsthand Technology Value Fund, Inc.	81,968	0.0

	Total Closed-End Funds
	(Cost $81,554)	81,968		0.0

	Total Long-Term Investments
	(Cost $589,199,257)	760,430,821		95.9

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 10.4%
		Securities Lending Collateralcc(1): 6.5%
12,179,088		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $12,179,288, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $12,422,670, due 08/01/27-01/01/43)	12,179,088	1.6
12,179,088		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $12,179,221, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $12,422,671, due 10/01/16-12/20/42)	12,179,088	1.5
5,211,928		Deutsche Bank AG, Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $5,211,971, collateralized by various U.S. Government Securities, 0.125%-3.625%, Market Value plus accrued interest $5,316,167, due 04/15/17-04/15/28)	5,211,928	0.7
12,179,088		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $12,179,213, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $12,422,672, due 08/09/13-06/20/42)	12,179,088	1.5
9,530,380		Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $9,530,563, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $9,720,988, due 03/10/14-12/20/42)	9,530,380	1.2
		51,279,572		6.5

Shares			Value	Percentage of Net Assets
		Mutual Funds: 3.9%
30,795,808		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $30,795,808)	30,795,808	3.9

Total Short-Term Investments
(Cost $82,075,380)	82,075,380	10.4

Total Investments in Securities (Cost $671,274,637)	$842,506,201	106.3
Liabilities in Excess of Other Assets	(49,610,622)	(6.3)
Net Assets	$792,895,579	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $672,933,525.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$222,191,146
Gross Unrealized Depreciation	(52,618,470)
Net Unrealized Appreciation	$169,572,676

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$106,994,061	$–	$–	$106,994,061
Consumer Staples	27,368,084	–	–	27,368,084
Energy	44,256,169	–	–	44,256,169
Financials	169,867,040	–	–	169,867,040
Health Care	93,855,855	–	12,980	93,868,835
Industrials	121,418,718	397,500	–	121,816,218
Information Technology	124,094,093	–	–	124,094,093
Materials	40,394,548	–	–	40,394,548
Telecommunication Services	5,696,485	–	–	5,696,485
Utilities	25,992,046	–	–	25,992,046
Total Common Stock	759,937,099	397,500	12,980	760,347,579
Warrants	–	1,274	–	1,274
Short-Term Investments	30,795,808	51,279,572	–	82,075,380
Closed-End Funds	81,968	–	–	81,968
Total Investments, at fair value	$790,814,875	$51,678,346	$12,980	$842,506,201
Other Financial Instruments+
Futures	938,281	–	–	938,281
Total Assets	$791,753,156	$51,678,346	$12,980	$843,444,482

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

ING Russell™ Small Cap Index Portfolio Open Futures Contracts on December 31, 2012:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	471	03/15/13	$39,874,860	$938,281
			$39,874,860	$938,281

See Accompanying Notes to Financial Statements

ING U.S. Bond Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 25.0%
		Consumer Discretionary: 1.8%
300,000		Amazon.com, Inc., 0.650%, 11/27/15	300,008	0.0
300,000		Amazon.com, Inc., 1.200%, 11/29/17	298,592	0.0
300,000		Amazon.com, Inc., 2.500%, 11/29/22	295,969	0.0
500,000		AutoZone, Inc., 2.875%, 01/15/23	490,538	0.0
6,000,000		CBS Corp., 4.300%, 02/15/21	6,624,018	0.2
2,000,000		Comcast Corp., 6.300%, 11/15/17	2,455,326	0.1
335,000		Comcast Corp., 6.500%, 11/15/35	430,161	0.0
300,000	#	Cox Communications, Inc., 3.250%, 12/15/22	309,667	0.0
626,000		COX Communications, Inc., 5.450%, 12/15/14	683,026	0.0
3,120,000		DirecTV Holdings, LLC, 6.000%, 08/15/40	3,464,826	0.1
1,800,000		Discovery Communications, LLC, 4.375%, 06/15/21	2,011,271	0.1
500,000		Expedia, Inc., 5.950%, 08/15/20	556,680	0.0
500,000		Ford Motor Credit Co. LLC, 7.450%, 07/16/31	637,500	0.0
3,350,000		Home Depot, Inc., 5.875%, 12/16/36	4,406,359	0.1
1,000,000		Lowe's Cos, Inc., 1.625%, 04/15/17	1,024,019	0.0
500,000		Macy's Retail Holdings, Inc., 2.875%, 02/15/23	490,085	0.0
1,000,000		Macy's Retail Holdings, Inc., 3.875%, 01/15/22	1,066,744	0.0
2,000,000		Marriott International, Inc., 3.000%, 03/01/19	2,059,634	0.1
325,000		McDonald's Corp., 6.300%, 10/15/37	450,249	0.0
500,000		NBCUniversal Media, LLC, 2.875%, 01/15/23	502,607	0.0
7,010,000		NBCUniversal Media, LLC, 3.650%, 04/30/15	7,461,030	0.2
500,000		NBCUniversal Media, LLC, 4.450%, 01/15/43	506,822	0.0
300,000		Newell Rubbermaid, Inc., 2.050%, 12/01/17	304,230	0.0
3,550,000		News America, Inc., 6.150%, 03/01/37	4,360,369	0.1
400,000	#	Nissan Motor Acceptance Corp., 1.950%, 09/12/17	405,773	0.0
3,200,000		Nordstrom, Inc., 4.750%, 05/01/20	3,717,626	0.1
500,000		NVR, Inc., 3.950%, 09/15/22	518,577	0.0
1,500,000		Omnicom Group, Inc., 3.625%, 05/01/22	1,563,939	0.1
300,000		O'Reilly Automotive, Inc., 3.800%, 09/01/22	312,417	0.0
500,000		Starwood Hotels & Resorts Worldwide, Inc., 3.125%, 02/15/23	496,103	0.0
2,500,000		Target Corp., 7.000%, 01/15/38	3,675,115	0.1
3,500,000		Time Warner, Inc., 4.875%, 03/15/20	4,090,968	0.1
1,925,000		Time Warner, Inc., 6.500%, 11/15/36	2,409,811	0.1
750,000		Time Warner Cable, Inc., 4.125%, 02/15/21	821,971	0.0
1,000,000		Time Warner Cable, Inc., 4.500%, 09/15/42	976,191	0.0
5,075,000		Time Warner Cable, Inc., 5.850%, 05/01/17	5,999,168	0.2
3,500,000		Viacom, Inc., 2.500%, 12/15/16	3,651,690	0.1
300,000		Walt Disney Co., 0.450%, 12/01/15	298,712	0.0
300,000		Walt Disney Co., 1.100%, 12/01/17	300,873	0.0
300,000		Walt Disney Co., 2.350%, 12/01/22	303,049	0.0
1,000,000		Walt Disney Co., 5.500%, 03/15/19	1,209,262	0.0
1,000,000		WPP Finance 2010, 3.625%, 09/07/22	995,554	0.0
1,000,000		Wyndham Worldwide Corp., 4.250%, 03/01/22	1,033,357	0.0
400,000		Yum! Brands, Inc., 6.250%, 03/15/18	486,660	0.0
		74,456,546		1.8

		Consumer Staples: 1.6%
300,000		Altria Group, Inc., 4.250%, 08/09/42	291,228	0.0
3,595,000		Altria Group, Inc., 9.950%, 11/10/38	5,926,969	0.2
500,000		Anheuser-Busch InBev Worldwide, Inc., 0.800%, 07/15/15	501,584	0.0
500,000		Anheuser-Busch InBev Worldwide, Inc., 1.375%, 07/15/17	505,642	0.0
250,000		Anheuser-Busch InBev Worldwide, Inc., 3.750%, 07/15/42	251,424	0.0
3,500,000		Anheuser-Busch InBev Worldwide, Inc., 5.375%, 01/15/20	4,262,436	0.1
500,000		Bunge Ltd. Finance Corp., 3.200%, 06/15/17	522,184	0.0
500,000		Campbell Soup Co., 3.800%, 08/02/42	487,994	0.0
750,000		Clorox Co., 3.050%, 09/15/22	773,977	0.0
3,000,000		Coca-Cola Co., 3.150%, 11/15/20	3,267,042	0.1
300,000		Costco Wholesale Corp., 1.125%, 12/15/17	302,256	0.0
300,000		Costco Wholesale Corp., 1.700%, 12/15/19	302,260	0.0
750,000		CVS Caremark Corp., 2.750%, 12/01/22	753,490	0.0
5,000,000		CVS Caremark Corp., 3.250%, 05/18/15	5,303,545	0.2
500,000		Diageo Investment Corp., 2.875%, 05/11/22	516,602	0.0
750,000		Dr Pepper Snapple Group, Inc., 2.000%, 01/15/20	748,266	0.0
3,275,000		Dr Pepper Snapple Group, Inc., 2.900%, 01/15/16	3,452,495	0.1
300,000		Estee Lauder Cos, Inc., 3.700%, 08/15/42	291,148	0.0
350,000		Flowers Foods, Inc., 4.375%, 04/01/22	359,087	0.0
1,000,000		HJ Heinz Co., 1.500%, 03/01/17	1,014,626	0.0
872,000		Kellogg Co., 4.000%, 12/15/20	972,090	0.0
1,000,000	#	Kraft Foods, Inc., 2.250%, 06/05/17	1,035,057	0.0
3,266,000	#	Kraft Foods, Inc., 6.125%, 08/23/18	4,004,590	0.1
500,000		Kraft Foods, Inc., 5.375%, 02/10/20	604,032	0.0
1,149,000		Kraft Foods, Inc., 6.125%, 02/01/18	1,399,134	0.1
2,129,000		Kroger Co., 7.500%, 04/01/31	2,764,528	0.1
300,000		Lorillard Tobacco Co., 2.300%, 08/21/17	303,574	0.0
5,600,000		Lorillard Tobacco Co., 8.125%, 06/23/19	7,149,878	0.2
500,000		Molson Coors Brewing Co., 5.000%, 05/01/42	560,872	0.0
1,500,000		PepsiCo, Inc., 4.000%, 03/05/42	1,553,094	0.1
2,405,000		PepsiCo, Inc., 4.875%, 11/01/40	2,815,392	0.1
500,000		Philip Morris International, Inc., 6.375%, 05/16/38	681,447	0.0
500,000		Reynolds American, Inc., 1.050%, 10/30/15	500,151	0.0
250,000		Reynolds American, Inc., 3.250%, 11/01/22	251,355	0.0
500,000		Walgreen Co., 1.000%, 03/13/15	500,660	0.0
500,000		Walgreen Co., 1.800%, 09/15/17	503,171	0.0
3,600,000		Wal-Mart Stores, Inc., 5.000%, 10/25/40	4,360,072	0.1
3,130,000		Wal-Mart Stores, Inc., 5.625%, 04/01/40	4,063,513	0.1
		63,856,865		1.6

		Energy: 3.0%
3,500,000		Anadarko Petroleum Corp., 5.950%, 09/15/16	4,031,268	0.1
750,000		Apache Corp., 2.625%, 01/15/23	749,315	0.0
750,000		Apache Corp., 3.250%, 04/15/22	795,541	0.0
3,000,000		Apache Corp., 5.625%, 01/15/17	3,516,090	0.1
4,910,000		BP Capital Markets PLC, 3.200%, 03/11/16	5,240,320	0.1
1,000,000		BP Capital Markets PLC, 1.375%, 11/06/17	1,001,677	0.0
500,000		Cenovus Energy, Inc., 4.450%, 09/15/42	520,365	0.0
300,000		Chevron Corp., 1.104%, 12/05/17	302,336	0.0
300,000		Chevron Corp., 2.355%, 12/05/22	300,791	0.0
3,800,000		ConocoPhillips, 6.500%, 02/01/39	5,393,674	0.1
400,000		Devon Energy Corp., 3.250%, 05/15/22	417,839	0.0
3,750,000		Devon Energy Corp., 4.000%, 07/15/21	4,152,300	0.1
1,809,000		Energy Transfer Partners L.P., 6.500%, 02/01/42	2,216,734	0.1
3,990,000		Ensco PLC, 3.250%, 03/15/16	4,233,175	0.1
4,805,000		Enterprise Products Operating, LLC, 3.200%, 02/01/16	5,079,683	0.1
300,000		Enterprise Products Operating, LLC, 4.450%, 02/15/43	304,052	0.0
1,950,000		EOG Resources, Inc., 2.625%, 03/15/23	1,965,645	0.1
500,000		FMC Technologies, Inc., 2.000%, 10/01/17	505,000	0.0
1,350,000		Hess Corp., 8.125%, 02/15/19	1,777,731	0.1
3,500,000		Husky Energy, Inc., 5.900%, 06/15/14	3,752,784	0.1
2,825,000		Kinder Morgan Energy Partners L.P., 6.950%, 01/15/38	3,720,324	0.1
667,000		Kinder Morgan Energy Partners LP, 3.950%, 09/01/22	713,813	0.0
1,500,000		Magellan Midstream Partners L.P., 4.200%, 12/01/42	1,445,895	0.0
600,000		Magellan Midstream Partners L.P., 6.550%, 07/15/19	742,177	0.0
1,000,000		Marathon Oil Corp., 0.900%, 11/01/15	1,001,420	0.0
500,000		Marathon Oil Corp., 2.800%, 11/01/22	503,561	0.0
3,892,000		Marathon Petroleum Corp., 3.500%, 03/01/16	4,145,186	0.1
500,000		Murphy Oil Corp., 2.500%, 12/01/17	503,477	0.0
500,000		Murphy Oil Corp., 3.700%, 12/01/22	498,548	0.0
5,000,000		Noble Holding International Ltd., 4.625%, 03/01/21	5,513,665	0.2
3,700,000		Occidental Petroleum Corp., 2.500%, 02/01/16	3,888,641	0.1
1,500,000		ONEOK Partners L.P., 2.000%, 10/01/17	1,513,629	0.1
3,920,000		ONEOK Partners L.P., 3.250%, 02/01/16	4,137,807	0.1
3,755,000		Petrobras International Finance Co., 5.750%, 01/20/20	4,289,787	0.1
3,680,000		Petroleos Mexicanos, 6.000%, 03/05/20	4,416,000	0.1
500,000		Pioneer Natural Resources Co., 3.950%, 07/15/22	524,386	0.0
300,000		Plains All American Pipeline L.P. / PAA Finance Corp., 2.850%, 01/31/23	297,516	0.0
275,000		Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	291,377	0.0
750,000		Shell International Finance BV, 1.125%, 08/21/17	754,097	0.0
5,180,000		Shell International Finance BV, 3.100%, 06/28/15	5,490,401	0.1
2,950,000		Suncor Energy, Inc., 6.500%, 06/15/38	3,938,032	0.1
400,000		Talisman Energy, Inc., 5.500%, 05/15/42	441,262	0.0
3,460,000		TC Pipelines L.P., 4.650%, 06/15/21	3,681,921	0.1
500,000		Total Capital International SA, 0.750%, 01/25/16	498,357	0.0
3,500,000		Total Capital S.A., 4.450%, 06/24/20	4,057,046	0.1
3,965,000		Trans-Canada Pipelines, 7.625%, 01/15/39	5,969,728	0.2
1,676,000		Transocean, Inc., 6.800%, 03/15/38	2,058,512	0.1
2,785,000		Valero Energy Corp., 6.625%, 06/15/37	3,433,969	0.1
1,500,000		Weatherford International Ltd. Bermuda, 5.125%, 09/15/20	1,654,152	0.1
700,000		Williams Cos., Inc., 7.875%, 09/01/21	902,500	0.0
2,840,000		Williams Partners L.P., 3.800%, 02/15/15	3,004,331	0.1
		120,287,837		3.0

		Financials: 10.2%
2,955,000	#	Abbey National Treasury Services PLC/London, 3.875%, 11/10/14	3,067,506	0.1
1,000,000		ACE INA Holdings, Inc., 5.800%, 03/15/18	1,219,961	0.0
1,000,000		American International Group, Inc., 2.375%, 08/24/15	1,029,690	0.0
2,000,000		American International Group, Inc., 6.400%, 12/15/20	2,483,356	0.1
3,000,000		American International Group, Inc., 8.250%, 08/15/18	3,949,452	0.1
2,000,000		Allstate Corp., 7.450%, 05/16/19	2,624,270	0.1
6,325,000		American Express Co., 7.000%, 03/19/18	7,997,349	0.2
500,000	#	American Honda Finance Corp., 1.500%, 09/11/17	500,245	0.0
500,000	#	American Honda Finance Corp., 1.000%, 08/11/15	503,102	0.0
1,250,000		American Tower Corp., 4.500%, 01/15/18	1,371,324	0.1
667,000		American Tower Corp., 4.700%, 03/15/22	738,591	0.0
15,313,000	#	ANZ New Zealand Int'l Ltd., 6.200%, 07/19/13	15,718,994	0.4
5,100,000		Asian Development Bank, 2.625%, 02/09/15	5,340,072	0.1
500,000		AvalonBay Communities, Inc., 2.850%, 03/15/23	494,110	0.0
500,000		AvalonBay Communities, Inc., 2.950%, 09/15/22	498,522	0.0
4,050,000		AvalonBay Communities, Inc., 5.700%, 03/15/17	4,727,354	0.1
1,000,000		Bank of America Corp., 1.500%, 10/09/15	1,005,711	0.0
2,000,000		Bank of America Corp., 3.625%, 03/17/16	2,120,288	0.1
1,000,000		Bank of America Corp., 3.875%, 03/22/17	1,085,242	0.0
1,610,000		Bank of America Corp., 5.650%, 05/01/18	1,874,632	0.1
1,900,000		Bank of America Corp., 5.700%, 01/24/22	2,286,673	0.1
13,725,000		Bank of America Corp., 6.500%, 08/01/16	15,857,810	0.4
1,000,000		Bank of Montreal, 1.400%, 09/11/17	1,004,575	0.0
500,000		Bank of New York Mellon Corp., 0.700%, 10/23/15	498,446	0.0
1,000,000		Bank of New York Mellon Corp., 1.300%, 01/25/18	997,589	0.0
1,100,000		Bank of Nova Scotia, 0.750%, 10/09/15	1,094,632	0.0
500,000		Bank of Nova Scotia, 1.375%, 12/18/17	501,099	0.0
750,000		Barclays Bank PLC, 5.125%, 01/08/20	854,763	0.0
1,000,000		BB&T Corp., 1.600%, 08/15/17	1,012,759	0.0
1,000,000		BB&T Corp., 3.950%, 03/22/22	1,080,803	0.0
750,000		BBVA US Senior SAU, 4.664%, 10/09/15	769,425	0.0
1,000,000		Berkshire Hathaway Finance Corp., 1.600%, 05/15/17	1,020,009	0.0
1,020,000		Berkshire Hathaway Finance Corp., 3.000%, 05/15/22	1,063,638	0.0
300,000		BlackRock, Inc., 1.375%, 06/01/15	304,840	0.0
500,000		BlackRock, Inc., 5.000%, 12/10/19	598,659	0.0
2,475,000		BNP Paribas, 3.600%, 02/23/16	2,620,985	0.1
3,500,000		Boeing Capital Corp., 2.125%, 08/15/16	3,644,711	0.1
750,000		Boeing Capital Corp., 4.700%, 10/27/19	885,494	0.0
4,500,000		Boston Properties L.P., 5.625%, 11/15/20	5,327,293	0.1
500,000		Brandywine Operating Partnership L.P., 3.950%, 02/15/23	496,040	0.0
300,000		BRE Properties, Inc., 3.375%, 01/15/23	297,224	0.0
300,000		Canadian Imperial Bank of Commerce/Canada, 0.900%, 10/01/15	301,472	0.0
1,000,000		Caterpillar Financial Services Corp., 1.250%, 11/06/17	1,000,043	0.0
1,000,000		Chubb Corp., 6.000%, 05/11/37	1,306,020	0.0
600,000		Citigroup, Inc., 2.250%, 08/07/15	614,818	0.0
7,000,000		Citigroup, Inc., 5.500%, 04/11/13	7,072,604	0.2
1,044,000		Citigroup, Inc., 6.125%, 08/25/36	1,138,713	0.0
6,455,000		Citigroup, Inc., 8.125%, 07/15/39	9,671,694	0.3
1,000,000		CME Group, Inc., 3.000%, 09/15/22	1,015,581	0.0
500,000		Commonwealth Bank of Australia/New York NY, 1.900%, 09/18/17	511,602	0.0
500,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 3.950%, 11/09/22	512,475	0.0
1,000,000		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Utrect, 3.375%, 01/19/17	1,074,979	0.0
2,964,000		Corp Andina de Fomento, 4.375%, 06/15/22	3,220,635	0.1
5,705,000		Credit Suisse New York, 2.200%, 01/14/14	5,793,536	0.2
1,500,000		Credit Suisse New York, 6.000%, 02/15/18	1,725,819	0.1
2,605,000		Deutsche Bank AG, London, 4.875%, 05/20/13	2,650,486	0.1
20,000,000		European Investment Bank, 2.375%, 03/14/14	20,478,680	0.5
3,775,000		Export-Import Bank of Korea, 3.750%, 10/20/16	4,073,750	0.1
2,000,000		Fifth Third Bancorp., 3.500%, 03/15/22	2,097,950	0.1
600,000		Ford Motor Credit Co., LLC, 2.500%, 01/15/16	607,694	0.0
2,000,000		Ford Motor Credit Co., LLC, 2.750%, 05/15/15	2,042,168	0.1
1,000,000		Ford Motor Credit Co., LLC, 4.250%, 02/03/17	1,071,976	0.0
750,000		Ford Motor Credit Co., LLC, 4.250%, 09/20/22	793,735	0.0
1,300,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/21	1,515,046	0.1
1,000,000		General Electric Capital Corp., 1.625%, 07/02/15	1,017,141	0.0
1,000,000		General Electric Capital Corp., 3.150%, 09/07/22	1,022,628	0.0
1,500,000		General Electric Capital Corp., 5.875%, 01/14/38	1,810,914	0.1
3,540,000		General Electric Capital Corp., 5.900%, 05/13/14	3,795,128	0.1
9,150,000		General Electric Capital Corp., 6.750%, 03/15/32	11,891,843	0.3
1,196,000		Genworth Financial, Inc., 6.515%, 05/22/18	1,282,688	0.0
8,950,000		Goldman Sachs Group, Inc., 3.625%, 02/07/16	9,478,515	0.3
750,000		Goldman Sachs Group, Inc., 5.750%, 01/24/22	887,365	0.0
4,840,000		Goldman Sachs Group, Inc., 6.150%, 04/01/18	5,690,296	0.2
1,500,000		Goldman Sachs Group, Inc., 6.000%, 05/01/14	1,596,886	0.1
4,000,000		Goldman Sachs Group, Inc., 6.750%, 10/01/37	4,536,768	0.1
1,350,000		Hartford Financial Services Group, Inc., 5.375%, 03/15/17	1,526,284	0.1
500,000		HCP, Inc., 2.625%, 02/01/20	498,400	0.0
3,400,000		HCP, Inc., 3.750%, 02/01/16	3,610,321	0.1
500,000		Health Care REIT, Inc., 2.250%, 03/15/18	499,994	0.0
500,000		Hospitality Properties Trust, 5.000%, 08/15/22	529,433	0.0
1,000,000		HSBC USA, Inc., 1.625%, 01/16/18	1,001,728	0.0
3,400,000		HSBC Holdings PLC, 6.500%, 09/15/37	4,247,294	0.1
4,125,000	#	Hyundai Capital America, 3.750%, 04/06/16	4,354,796	0.1
3,500,000	#	Hyundai Capital Services, Inc., 4.375%, 07/27/16	3,766,077	0.1
1,000,000		Inter-American Development Bank, 3.200%, 08/07/42	992,216	0.0
6,040,000		Inter-American Development Bank, 3.000%, 04/22/14	6,260,563	0.2
3,695,000		International Finance Corp., 2.250%, 04/11/16	3,910,455	0.1
8,295,000		International Bank for Reconstruction & Development, 1.125%, 08/25/14	8,415,634	0.2
2,700,000		John Deere Capital Corp., 2.250%, 06/07/16	2,826,498	0.1
750,000		JPMorgan Chase & Co., 1.100%, 10/15/15	750,428	0.0
10,000,000		JPMorgan Chase & Co., 2.050%, 01/24/14	10,159,130	0.3
4,000,000		JPMorgan Chase & Co., 4.500%, 01/24/22	4,528,704	0.1
7,375,000		JPMorgan Chase & Co., 5.500%, 10/15/40	9,023,991	0.2
3,810,000		Korea Development Bank, 3.250%, 03/09/16	4,008,330	0.1
13,765,000		KFW, 1.375%, 01/13/14	13,918,039	0.4
10,000,000		KFW, 2.625%, 01/25/22	10,596,450	0.3
3,285,000		Landwirtschaftliche Rentenbank, 3.125%, 07/15/15	3,502,056	0.1
4,005,000		Lincoln National Corp., 4.300%, 06/15/15	4,310,842	0.1
500,000		MetLife, Inc., 3.048%, 12/15/22	510,515	0.0
400,000		MetLife, Inc., 4.125%, 08/13/42	400,462	0.0
5,495,000		MetLife, Inc., 6.750%, 06/01/16	6,511,427	0.2
2,650,000		Morgan Stanley, 5.375%, 10/15/15	2,882,681	0.1
10,500,000		Morgan Stanley, 6.625%, 04/01/18	12,384,540	0.3
500,000		National Australia Bank Ltd./New York, 1.600%, 08/07/15	507,794	0.0
2,710,000		Nordic Investment Bank, 5.000%, 02/01/17	3,179,776	0.1
300,000		Northern Trust Corp., 2.375%, 08/02/22	296,693	0.0
1,000,000		NYSE Euronext, 2.000%, 10/05/17	1,017,361	0.0
3,695,000		Oesterreichische Kontrollbank AG, 4.875%, 02/16/16	4,154,141	0.1
500,000		PNC Bank NA, 2.700%, 11/01/22	500,631	0.0
500,000	+	PNC Financial Services Group, Inc., 2.854%, 11/09/22	503,384	0.0
500,000		PNC Funding Corp., 3.300%, 03/08/22	527,564	0.0
2,595,000		PNC Funding Corp., 3.625%, 02/08/15	2,748,318	0.1
500,000		PNC Funding Corp., 5.250%, 11/15/15	559,008	0.0
500,000		Primerica, Inc., 4.750%, 07/15/22	547,950	0.0
300,000		Principal Financial Group, Inc., 1.850%, 11/15/17	301,825	0.0
300,000		Principal Financial Group, Inc., 3.125%, 05/15/23	298,152	0.0
1,000,000		Principal Financial Group, Inc., 3.300%, 09/15/22	1,015,352	0.0
1,000,000		Private Export Funding Corp., 1.450%, 08/15/19	1,009,478	0.0
400,000		Protective Life Corp., 7.375%, 10/15/19	486,506	0.0
3,895,000		Prudential Financial, Inc., 3.875%, 01/14/15	4,122,846	0.1
3,800,000		Prudential Financial, Inc., 6.200%, 11/15/40	4,600,489	0.1
750,000		Royal Bank of Canada, 0.800%, 10/30/15	749,597	0.0
500,000		Santander Holdings USA, Inc./PA, 3.000%, 09/24/15	509,462	0.0
500,000		Simon Property Group L.P., 2.750%, 02/01/23	500,201	0.0
1,000,000		Simon Property Group L.P., 3.375%, 03/15/22	1,057,017	0.0
3,595,000		Simon Property Group L.P., 5.250%, 12/01/16	4,115,534	0.1
1,000,000		SLM Corp., 8.450%, 06/15/18	1,175,000	0.0
2,000,000		SLM Corp., 6.000%, 01/25/17	2,175,000	0.1
1,000,000		SunTrust Bank/Atlanta GA, 5.000%, 09/01/15	1,093,174	0.0
5,295,000		Toyota Motor Credit Corp., 2.800%, 01/11/16	5,573,332	0.2
3,000,000		Travelers Cos, Inc., 3.900%, 11/01/20	3,391,314	0.1
3,000,000		UBS AG/Stamford CT, 4.875%, 08/04/20	3,488,385	0.1
1,000,000		US Bancorp, 3.000%, 03/15/22	1,040,939	0.0
350,000		US Bancorp, 1.650%, 05/15/17	356,866	0.0
750,000		US Bancorp, 2.950%, 07/15/22	758,354	0.0
600,000		Ventas Realty L.P. / Ventas Capital Corp., 3.250%, 08/15/22	588,812	0.0
4,000,000		Wachovia Bank NA, 6.600%, 01/15/38	5,495,120	0.2
860,000		Wells Fargo & Co., 3.625%, 04/15/15	914,470	0.0
8,000,000		Wells Fargo & Co., 4.600%, 04/01/21	9,208,984	0.2
500,000		Westpac Banking Corp., 1.125%, 09/25/15	504,930	0.0
500,000		Westpac Banking Corp., 2.000%, 08/14/17	515,418	0.0
1,000,000		WR Berkley Corp., 4.625%, 03/15/22	1,072,734	0.0
		410,458,085		10.2

		Health Care: 1.6%
500,000		Aetna, Inc., 1.500%, 11/15/17	501,403	0.0
500,000		Aetna, Inc., 2.750%, 11/15/22	496,352	0.0
300,000		Aetna, Inc., 4.500%, 05/15/42	315,063	0.0
500,000		Agilent Technologies, Inc., 3.200%, 10/01/22	506,339	0.0
600,000		Agilent Technologies, Inc., 6.500%, 11/01/17	725,829	0.0
4,400,000		Amgen, Inc., 3.875%, 11/15/21	4,835,934	0.1
661,000		Amgen, Inc., 6.375%, 06/01/37	832,211	0.0
750,000		AstraZeneca PLC, 1.950%, 09/18/19	760,645	0.0
2,900,000		AstraZeneca PLC, 6.450%, 09/15/37	3,930,904	0.1
500,000		Baxter International, Inc., 3.650%, 08/15/42	491,263	0.0
4,370,000		Becton Dickinson and Co., 3.125%, 11/08/21	4,673,309	0.1
2,000,000		Biogen Idec, Inc., 6.875%, 03/01/18	2,479,216	0.1
1,500,000		Bristol-Myers Squibb Co., 0.875%, 08/01/17	1,486,366	0.1
500,000		Bristol-Myers Squibb Co., 3.250%, 08/01/42	458,222	0.0
400,000		Cardinal Health, Inc., 1.900%, 06/15/17	407,746	0.0
500,000		Celgene Corp., 1.900%, 08/15/17	509,357	0.0
2,945,000		Celgene Corp., 3.950%, 10/15/20	3,198,535	0.1
2,500,000		Cigna Corp., 5.125%, 06/15/20	2,854,965	0.1
500,000		Coventry Health Care, Inc., 5.450%, 06/15/21	594,731	0.0
500,000		Covidien International Finance SA, 3.200%, 06/15/22	523,918	0.0
4,210,000		Express Scripts, Inc., 3.125%, 05/15/16	4,440,986	0.1
1,000,000		GlaxoSmithKline Capital PLC, 1.500%, 05/08/17	1,015,264	0.0
500,000		Humana, Inc., 3.150%, 12/01/22	497,676	0.0
1,070,000		Humana, Inc., 6.300%, 08/01/18	1,244,176	0.1
500,000		Laboratory Corp. of America Holdings, 2.200%, 08/23/17	513,605	0.0
500,000		McKesson Corp., 0.950%, 12/04/15	501,020	0.0
3,240,000		McKesson Corp., 3.250%, 03/01/16	3,474,748	0.1
4,920,000		Pfizer, Inc., 6.200%, 03/15/19	6,222,403	0.2
3,330,000		Sanofi-Aventis SA, 4.000%, 03/29/21	3,798,621	0.1
500,000		Teva Pharmaceutical Finance IV, LLC, 2.250%, 03/18/20	504,831	0.0
500,000		Thermo Fisher Scientific, Inc., 1.850%, 01/15/18	507,260	0.0
2,500,000		Thermo Fisher Scientific, Inc., 3.200%, 03/01/16	2,656,298	0.1
1,000,000		UnitedHealth Group, Inc., 0.850%, 10/15/15	1,003,878	0.0
500,000		UnitedHealth Group, Inc., 2.750%, 02/15/23	504,976	0.0
2,000,000		UnitedHealth Group, Inc., 3.375%, 11/15/21	2,132,504	0.1
1,000,000		UnitedHealth Group, Inc., 6.000%, 02/15/18	1,218,120	0.0
500,000		Watson Pharmaceuticals, Inc., 1.875%, 10/01/17	506,965	0.0
500,000		Watson Pharmaceuticals, Inc., 3.250%, 10/01/22	510,881	0.0
500,000		Watson Pharmaceuticals, Inc., 4.625%, 10/01/42	521,074	0.0
1,250,000		WellPoint, Inc., 1.250%, 09/10/15	1,260,616	0.1
250,000		WellPoint, Inc., 1.875%, 01/15/18	253,311	0.0
		63,871,521		1.6

		Industrials: 1.3%
500,000		3M Co., 2.000%, 06/26/22	496,787	0.0
4,000,000		Burlington Northern Santa Fe, LLC, 3.450%, 09/15/21	4,308,372	0.1
500,000		Burlington Northern Santa Fe, LLC, 4.375%, 09/01/42	526,046	0.0
1,000,000		Canadian National Railway Co., 2.250%, 11/15/22	997,792	0.0
300,000		Caterpillar, Inc., 1.500%, 06/26/17	304,059	0.0
1,500,000		Caterpillar, Inc., 2.600%, 06/26/22	1,514,170	0.1
404,000		Caterpillar, Inc., 3.803%, 08/15/42	402,918	0.0
2,156,386		Continental Airlines 2009-2 Class A Pass Through Trust, 7.250%, 11/10/19	2,490,626	0.1
1,000,000		CSX Corp., 4.100%, 03/15/44	988,173	0.0
1,000,000		CSX Corp., 4.400%, 03/01/43	1,022,039	0.0
480,000		Cummins, Inc., 7.125%, 03/01/28	651,367	0.0
1,210,030		Delta Air Lines 2007-1 Class A Pass Through Trust, 6.821%, 08/10/22	1,350,635	0.1
3,510,000		Dover Corp., 4.300%, 03/01/21	4,047,890	0.1
420,000		FedEx Corp., 3.875%, 08/01/42	411,074	0.0
500,000		General Dynamics Corp., 1.000%, 11/15/17	497,658	0.0
500,000		General Dynamics Corp., 2.250%, 11/15/22	489,765	0.0
500,000		General Dynamics Corp., 3.600%, 11/15/42	481,518	0.0
1,000,000		General Electric Co., 0.850%, 10/09/15	1,004,129	0.0
500,000		General Electric Co., 2.700%, 10/09/22	510,133	0.0
879,000		General Electric Co., 5.250%, 12/06/17	1,037,251	0.1
2,600,000		Honeywell International, Inc., 5.375%, 03/01/41	3,331,856	0.1
500,000		Illinois Tool Works, Inc., 3.900%, 09/01/42	514,290	0.0
500,000		Kennametal, Inc., 2.650%, 11/01/19	501,080	0.0
800,000		L-3 Communications Corp., 4.950%, 02/15/21	903,318	0.0
4,000,000		Lockheed Martin Corp., 3.350%, 09/15/21	4,230,540	0.1
2,043,000	#	Lockheed Martin Corp., 4.070%, 12/15/42	2,009,871	0.1
2,000,000		Norfolk Southern Corp., 3.950%, 10/01/42	1,983,236	0.1
3,800,000		Raytheon Co., 3.125%, 10/15/20	4,045,898	0.1
2,000,000		Republic Airways Holdings, Inc., 5.250%, 11/15/21	2,359,080	0.1
500,000		Roper Industries, Inc., 1.850%, 11/15/17	500,020	0.0
500,000		Ryder System, Inc., 2.500%, 03/01/17	508,776	0.0
350,000		Ryder System, Inc., 2.500%, 03/01/18	357,233	0.0
300,000		Stanley Black & Decker, Inc., 2.900%, 11/01/22	303,459	0.0
616,000		Tyco International Finance S.A., 3.375%, 10/15/15	653,798	0.0
400,000		United Parcel Service, Inc., 1.125%, 10/01/17	401,032	0.0
500,000		United Technologies Corp., 1.200%, 06/01/15	507,423	0.0
500,000		United Technologies Corp., 1.800%, 06/01/17	515,050	0.0
750,000		United Technologies Corp., 3.100%, 06/01/22	794,956	0.0
500,000		United Technologies Corp., 4.500%, 06/01/42	556,146	0.0
406,000		United Technologies Corp., 6.125%, 07/15/38	541,008	0.0
2,790,000		Waste Management, Inc., 6.125%, 11/30/39	3,535,231	0.1
		52,585,703		1.3

		Information Technology: 1.0%
600,000		Autodesk, Inc., 1.950%, 12/15/17	597,494	0.0
400,000		Autodesk, Inc., 3.600%, 12/15/22	402,124	0.0
900,000		BMC Software, Inc., 4.250%, 02/15/22	914,604	0.0
500,000		BMC Software, Inc., 4.500%, 12/01/22	514,684	0.0
1,250,000		BMC Software, Inc., 7.250%, 06/01/18	1,475,891	0.1
3,500,000		Broadcom Corp., 2.700%, 11/01/18	3,753,949	0.1
3,130,000		Cisco Systems, Inc., 5.500%, 01/15/40	3,981,764	0.1
750,000		Corning, Inc., 1.450%, 11/15/17	753,550	0.0
250,000		eBay, Inc., 1.350%, 07/15/17	253,101	0.0
250,000		eBay, Inc., 4.000%, 07/15/42	243,730	0.0
1,000,000		Telefonaktiebolaget LM Ericsson, 4.125%, 05/15/22	1,040,182	0.1
4,220,000		Google, Inc., 2.125%, 05/19/16	4,408,980	0.1
750,000		Hewlett-Packard Co., 2.125%, 09/13/15	749,912	0.0
2,970,000		Hewlett-Packard Co., 6.125%, 03/01/14	3,122,997	0.1
500,000		International Business Machines Corp., 1.875%, 05/15/19	507,832	0.0
7,040,000		International Business Machines Corp., 1.950%, 07/22/16	7,320,748	0.2
600,000		Intel Corp., 1.350%, 12/15/17	600,313	0.0
500,000		Juniper Networks, Inc., 5.950%, 03/15/41	569,867	0.0
300,000		NetApp, Inc., 2.000%, 12/15/17	299,169	0.0
1,000,000		Oracle Corp., 1.200%, 10/15/17	1,003,759	0.0
500,000		Oracle Corp., 2.500%, 10/15/22	504,984	0.0
1,500,000		Oracle Corp., 5.375%, 07/15/40	1,872,005	0.1
4,220,000		Texas Instruments, Inc., 2.375%, 05/16/16	4,419,070	0.1
400,000		Xerox Corp., 2.950%, 03/15/17	410,684	0.0
465,000		Xerox Corp., 6.350%, 05/15/18	536,706	0.0
		40,258,099		1.0

		Materials: 1.3%
1,000,000		Agrium, Inc., 6.750%, 01/15/19	1,242,651	0.0
750,000		Air Products & Chemicals, Inc., 1.200%, 10/15/17	748,987	0.0
500,000		Airgas, Inc., 2.900%, 11/15/22	494,276	0.0
1,399,000		Alcoa, Inc., 6.150%, 08/15/20	1,528,939	0.1
3,200,000		AngloGold Ashanti Ltd., 5.375%, 04/15/20	3,304,777	0.1
1,300,000		Barrick Australian Finance Pty Ltd., 5.950%, 10/15/39	1,502,704	0.1
3,700,000		BHP Billiton Finance USA Ltd., 3.250%, 11/21/21	3,985,529	0.1
500,000		Cabot Corp., 2.550%, 01/15/18	515,796	0.0
300,000		Cliffs Natural Resources, Inc., 3.950%, 01/15/18	302,178	0.0
3,282,000		Dow Chemical Co., 8.550%, 05/15/19	4,433,480	0.1
500,000		Ecolab, Inc., 1.000%, 08/09/15	501,679	0.0
2,279,000		EI Du Pont de Nemours & Co., 6.000%, 07/15/18	2,814,909	0.1
1,000,000		International Paper Co., 7.950%, 06/15/18	1,293,839	0.0
1,000,000		Monsanto Co., 2.200%, 07/15/22	992,751	0.0
1,000,000		Monsanto Co., 3.600%, 07/15/42	996,740	0.0
1,000,000		Newmont Mining Corp., 3.500%, 03/15/22	1,032,234	0.0
2,000,000		Potash Corp. of Saskatchewan, Inc., 5.625%, 12/01/40	2,432,694	0.1
1,000,000		Praxair, Inc., 2.200%, 08/15/22	979,946	0.0
4,365,000		Rio Tinto Finance USA Ltd., 6.500%, 07/15/18	5,452,492	0.1
490,000		Rio Tinto Finance USA PLC, 1.625%, 08/21/17	496,494	0.0
1,539,000		RPM International, Inc., 3.450%, 11/15/22	1,509,219	0.1
600,000		Sherwin-Williams Co., 1.350%, 12/15/17	599,168	0.0
6,000,000		Southern Copper Corp., 5.375%, 04/16/20	6,909,624	0.2
3,000,000		Teck Resources Ltd., 4.750%, 01/15/22	3,304,119	0.1
1,000,000		Teck Resources Ltd, 2.500%, 02/01/18	1,021,632	0.0
1,220,000		Vale Overseas Ltd., 4.625%, 09/15/20	1,323,111	0.0
1,955,000		Vale Overseas Ltd., 6.875%, 11/21/36	2,427,224	0.1
750,000		Vale SA, 5.625%, 09/11/42	815,641	0.0
		52,962,833		1.3

		Telecommunication Services: 1.5%
5,000,000		America Movil S.A.B de CV, 5.000%, 03/30/20	5,837,330	0.1
300,000		AT&T, Inc., 1.400%, 12/01/17	300,298	0.0
755,000		AT&T, Inc., 1.700%, 06/01/17	766,308	0.0
300,000		AT&T, Inc., 2.625%, 12/01/22	300,781	0.0
8,000,000		AT&T, Inc., 2.950%, 05/15/16	8,474,408	0.2
5,150,000		AT&T, Inc., 6.500%, 09/01/37	6,741,139	0.2
5,595,000		Deutsche Telekom International Finance BV, 5.750%, 03/23/16	6,378,261	0.2
3,285,000		Qwest Corp., 6.750%, 12/01/21	3,852,822	0.1
2,220,000		Rogers Cable, Inc., 5.500%, 03/15/14	2,349,133	0.1
2,685,000		Telecom Italia Capital S.A., 5.250%, 10/01/15	2,863,553	0.1
500,000		Telecom Italia Capital S.A., 7.175%, 06/18/19	582,750	0.0
1,855,000		Telefonica Emisiones SAU, 3.992%, 02/16/16	1,934,765	0.0
500,000		Verizon Communications, Inc., 1.100%, 11/01/17	498,150	0.0
3,000,000		Verizon Communications, Inc., 4.750%, 11/01/41	3,406,200	0.1
5,225,000		Verizon Communications, Inc., 6.350%, 04/01/19	6,607,148	0.2
2,940,000		Verizon Communications, Inc., 7.750%, 12/01/30	4,307,300	0.1
3,965,000		Vodafone Group PLC, 6.150%, 02/27/37	5,248,839	0.1
		60,449,185		1.5

		Utilities: 1.7%
300,000		Ameren Illinois Co., 2.700%, 09/01/22	300,374	0.0
300,000		Consumers Energy Co., 2.850%, 05/15/22	310,366	0.0
300,000		Duke Energy Corp., 1.625%, 08/15/17	301,010	0.0
5,670,000		Duke Energy Corp., 3.950%, 09/15/14	5,973,294	0.1
1,000,000		Entergy Corp., 4.700%, 01/15/17	1,083,940	0.0
5,260,000		Exelon Generation Co., LLC, 5.200%, 10/01/19	5,966,739	0.1
2,725,000		FirstEnergy Solutions Corp., 6.800%, 08/15/39	3,064,723	0.1
750,000		Florida Power & Light Co., 3.800%, 12/15/42	752,939	0.0
2,000,000		Florida Power & Light Co., 4.050%, 06/01/42	2,085,134	0.1
500,000		NextEra Energy Capital Holdings, Inc., 1.200%, 06/01/15	503,856	0.0
995,000		NextEra Energy Capital Holdings, Inc., 2.550%, 11/15/13	1,010,916	0.0
1,000,000		Georgia Power Co., 0.750%, 08/10/15	1,003,376	0.0
5,005,000		Kentucky Utilities Co., 5.125%, 11/01/40	6,071,140	0.2
3,765,000		Midamerican Energy Holdings Co., 6.125%, 04/01/36	4,756,584	0.1
2,000,000		Mississippi Power Co., 4.250%, 03/15/42	2,044,506	0.1
3,595,000		Ohio Power Co., 5.375%, 10/01/21	4,359,692	0.1
3,850,000		Pacific Gas & Electric Co., 3.500%, 10/01/20	4,223,204	0.1
3,570,000		Progress Energy, Inc., 4.400%, 01/15/21	3,982,421	0.1
3,410,000		Public Service Co. of Colorado, 3.200%, 11/15/20	3,723,324	0.1
2,700,000		SCANA Corp., 4.750%, 05/15/21	2,968,550	0.1
3,915,000		Southern California Edison Co., 3.875%, 06/01/21	4,420,791	0.1
5,920,000		Southern Co., 2.375%, 09/15/15	6,168,687	0.2
300,000		Union Electric Co., 3.900%, 09/15/42	304,334	0.0
1,533,000		Virginia Electric and Power Co., 6.000%, 05/15/37	2,016,586	0.1
1,000,000		Westar Energy, Inc., 4.125%, 03/01/42	1,044,659	0.0
		68,441,145		1.7

	Total Corporate Bonds/Notes
	(Cost $934,066,765)	1,007,627,819		25.0

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.9%
1,000,000		Banc of America Commercial Mortgage, Inc., 5.414%, 09/10/47	1,140,674	0.0
450,000		Banc of America Commercial Mortgage, Inc., 5.593%, 06/10/49	523,320	0.0
1,570,000		Banc of America Commercial Mortgage, Inc., 5.889%, 07/10/44	1,800,283	0.0
1,450,000		Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.369%, 10/10/45	1,583,603	0.0
2,000,000		Bear Stearns Commercial Mortgage Securities, 4.750%, 02/13/46	2,128,230	0.1
1,999,800		Bear Stearns Commercial Mortgage Securities, 5.200%, 01/12/41	2,078,663	0.1
2,440,000		Bear Stearns Commercial Mortgage Securities, 5.573%, 04/12/38	2,772,456	0.1
1,994,000		Citigroup Commercial Mortgage Trust, 5.702%, 12/10/49	2,357,642	0.1
1,150,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.219%, 07/15/44	1,278,617	0.0
2,000,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.219%, 07/15/44	2,114,863	0.1
2,000,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.219%, 07/15/44	2,205,325	0.1
1,244,835		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.886%, 11/15/44	1,475,299	0.0
750,000		Commercial Mortgage Pass Through Certificates, 3.288%, 12/10/44	808,807	0.0
1,250,000		Commercial Mortgage Pass-through Certificates, 5.306%, 12/10/46	1,440,042	0.0
1,000,000		Credit Suisse Mortgage Capital Certificates, 5.311%, 12/15/39	1,139,194	0.0
2,000,000		Credit Suisse Mortgage Capital Certificates, 5.509%, 09/15/39	2,169,021	0.1
1,400,000		Credit Suisse Mortgage Capital Certificates, 5.762%, 09/15/39	1,624,087	0.0
1,170,000		CW Capital Cobalt Ltd., 5.803%, 05/15/46	1,385,959	0.0
605,000		DBUBS Mortgage Trust, 3.642%, 08/10/44	659,849	0.0
1,500,000		GE Capital Commercial Mortgage Corp., 5.308%, 11/10/45	1,680,906	0.0
1,750,000		Greenwich Capital Commercial Funding Corp., 5.224%, 04/10/37	1,937,248	0.1
2,500,000		Greenwich Capital Commercial Funding Corp., 5.444%, 03/10/39	2,889,537	0.1
2,000,000		Greenwich Capital Commercial Funding Corp., 5.475%, 03/10/39	2,184,295	0.1
1,755,000		Greenwich Capital Commercial Funding Corp., 5.867%, 07/10/38	2,020,037	0.1
165,000		GS Mortgage Securities Corp. II, 5.560%, 11/10/39	190,798	0.0
3,500,000		GS Mortgage Securities Corp. II, 5.789%, 08/10/45	4,055,800	0.1
2,369,338		JPMorgan Chase Commercial Mortgage Securities Corp., 4.879%, 01/12/38	2,433,347	0.1
1,155,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.038%, 03/15/46	1,250,623	0.0
1,155,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%, 05/15/47	1,326,191	0.0
2,295,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.440%, 06/12/47	2,649,829	0.1
972,377		JPMorgan Chase Commercial Mortgage Securities Corp., 5.688%, 02/12/51	1,067,930	0.0
1,750,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.728%, 02/12/49	2,061,197	0.1
205,949		JPMorgan Chase Commercial Mortgage Securities Corp., 5.827%, 02/15/51	211,440	0.0
1,735,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.204%, 12/12/49	1,925,381	0.0
410,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.949%, 08/12/49	476,950	0.0
2,388,737		Morgan Stanley Capital I, Inc., 5.395%, 06/15/38	2,494,255	0.1
2,000,000		Morgan Stanley Capital I, 4.970%, 04/14/40	2,107,720	0.1
3,340,000		Morgan Stanley Capital I, 4.989%, 08/13/42	3,655,189	0.1
1,000,000		Morgan Stanley Capital I, 5.073%, 08/13/42	1,049,190	0.0
1,000,000		Morgan Stanley Capital I, 5.331%, 03/15/44	1,037,243	0.0
1,456,235		Morgan Stanley Capital I, 5.575%, 04/12/49	1,501,895	0.0
319,000		Wachovia Bank Commercial Mortgage Trust, 5.308%, 11/15/48	367,826	0.0
1,206,920		Wachovia Bank Commercial Mortgage Trust, 5.418%, 01/15/45	1,347,297	0.0
2,500,000		Wells Fargo Commercial Mortgage Trust, 1.844%, 10/15/45	2,581,930	0.1
320,000		WF-RBS Commercial Mortgage Trust, 3.667%, 11/15/44	355,292	0.0

	Total Collateralized Mortgage Obligations
	(Cost $66,266,585)	75,545,280		1.9

MUNICIPAL BONDS: 0.9%
		California: 0.2%
4,335,000		State of California, 7.550%, 04/01/39	6,220,638	0.2

		Connecticut: 0.1%
3,735,000		State of Connecticut, 5.850%, 03/15/32	4,676,444	0.1

		Illinois: 0.1%
4,400,000		State of Illinois, 4.421%, 01/01/15	4,664,836	0.1

		New Jersey: 0.2%
3,425,000		New Jersey State Turnpike Authority, 7.102%, 01/01/41	4,856,822	0.1
2,335,000		Port Authority of New York & New Jersey, 4.926%, 10/01/51	2,541,624	0.1
		7,398,446		0.2

		New York: 0.1%
3,495,000		Metropolitan Transportation Authority, 6.814%, 11/15/40	4,570,237	0.1

		Ohio: 0.1%
3,355,000		American Municipal Power, Inc., 7.834%, 02/15/41	4,732,932	0.1

		Washington: 0.1%
3,900,000		State of Washington, 5.140%, 08/01/40	4,726,293	0.1

	Total Municipal Bonds
	(Cost $31,606,991)	36,989,826		0.9

ASSET-BACKED SECURITIES: 0.2%
		Automobile Asset-Backed Securities: 0.1%
1,000,000		Ally Auto Receivables Trust, 0.740%, 04/15/16	1,004,480	0.0
1,171,000		Bank of America Auto Trust, 0.780%, 06/15/16	1,176,465	0.1
1,000,000		Hyundai Auto Receivables Trust, 0.950%, 12/15/16	1,009,658	0.0
575,000		Toyota Auto Receivables Owner Trust, 0.750%, 02/16/16	577,690	0.0
		3,768,293		0.1

		Credit Card Asset-Backed Securities: 0.1%
1,000,000		Citibank Credit Card Issuance Trust, 5.300%, 03/15/18	1,148,180	0.0
1,000,000		Citibank Credit Card Issuance Trust, 5.650%, 09/20/19	1,212,392	0.1
1,000,000		Discover Card Master Trust, 5.650%, 03/16/20	1,211,254	0.0
		3,571,826		0.1

		Other Asset-Backed Securities: 0.0%
443,597		AEP Texas Central Transition Funding, LLC, 0.880%, 12/01/18	447,046	0.0
500,000		AEP Texas Central Transition Funding, LLC, 1.976%, 06/01/21	517,709	0.0
500,000		PSE&G Transition Funding, LLC, 6.890%, 12/15/17	572,850	0.0
		1,537,605		0.0

	Total Asset-Backed Securities
	(Cost $8,792,847)	8,877,724		0.2

U.S. TREASURY OBLIGATIONS: 35.8%
		U.S. Treasury Bonds: 5.5%
16,610,500		1.625%, due 11/15/22	16,410,659	0.4
15,251,000		2.750%, due 08/15/42	14,674,329	0.4
4,547,000		3.000%, due 05/15/42	4,615,914	0.1
37,645,000		3.500%, due 02/15/39	42,409,464	1.0
7,845,000		3.875%, due 08/15/40	9,398,067	0.2
43,505,000		4.375%, due 05/15/40	56,447,738	1.4
22,000,000		5.375%, due 02/15/31	31,332,818	0.8
2,150,000		6.000%, due 02/15/26	3,106,415	0.1
15,310,000		6.125%, due 11/15/27	22,704,255	0.6
13,185,000		6.500%, due 11/15/26	19,991,756	0.5
		221,091,415		5.5

		U.S. Treasury Notes: 30.3%
74,766,000		0.125%, due 07/31/14	74,649,216	1.9
70,060,000		0.250%, due 09/15/14	70,084,661	1.7
43,535,000		0.250%, due 10/31/14	43,548,626	1.1
33,802,000		0.250%, due 11/30/14	33,808,625	0.8
64,708,000		0.250%, due 09/15/15	64,576,578	1.6
25,975,000		0.250%, due 10/15/15	25,916,167	0.6
53,739,000		0.250%, due 12/15/15	53,583,694	1.3
29,048,000		0.375%, due 04/15/15	29,106,997	0.7
9,440,000		0.375%, due 11/15/15	9,449,591	0.2
13,630,000		0.500%, due 10/15/13	13,667,278	0.3
30,480,000		0.500%, due 11/15/13	30,569,306	0.8
4,755,000		0.500%, due 08/15/14	4,776,359	0.1
36,269,100		0.625%, due 09/30/17	36,195,437	0.9
14,680,000		0.625%, due 11/30/17	14,627,240	0.4
30,085,000		0.750%, due 12/15/13	30,249,535	0.8
1,952,000		0.750%, due 10/31/17	1,957,948	0.1
6,482,600		0.750%, due 12/31/17	6,491,715	0.2
4,780,000		1.000%, due 07/15/13	4,802,782	0.1
74,115,000		1.000%, due 05/15/14	74,919,889	1.9
57,747,000		1.000%, due 08/31/19	57,372,568	1.4
1,857,000		1.000%, due 11/30/19	1,837,559	0.0
8,230,000		1.125%, due 06/15/13	8,268,582	0.2
121,000		1.125%, due 12/31/19	120,565	0.0
46,620,000		1.250%, due 10/31/15	47,807,365	1.2
961,000		1.250%, due 10/31/19	968,282	0.0
16,940,000		1.375%, due 05/15/13	17,021,397	0.4
14,190,000		1.375%, due 11/30/15	14,609,045	0.4
6,540,000		1.500%, due 03/31/19	6,741,824	0.2
21,876,000		1.625%, due 08/15/22	21,711,930	0.5
13,670,000		1.875%, due 04/30/14	13,971,711	0.3
108,163,000		1.875%, due 09/30/17	114,196,440	2.8
9,642,000		2.125%, due 08/15/21	10,128,622	0.3
34,625,000		2.375%, due 03/31/16	36,816,105	0.9
77,155,000		2.375%, due 07/31/17	83,188,753	2.1
36,650,000		2.625%, due 04/30/18	40,148,939	1.0
20,920,000		2.625%, due 08/15/20	22,949,889	0.6
5,980,000		2.625%, due 11/15/20	6,557,913	0.2
26,255,000		2.750%, due 02/15/19	29,056,907	0.7
14,575,000		3.125%, due 05/15/21	16,513,023	0.4
21,610,000		3.375%, due 11/15/19	24,822,802	0.6
9,190,000		3.500%, due 05/15/20	10,663,993	0.3
4,330,000		6.250%, due 08/15/23	6,202,050	0.2
4,025,000		8.125%, due 08/15/19	5,854,805	0.1
		1,220,512,713		30.3

	Total U.S. Treasury Obligations
	(Cost $1,402,814,002)	1,441,604,128		35.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 33.1%
		Federal Home Loan Mortgage Corporation: 8.9%##
10,425,000		0.500%, due 04/17/15	10,473,570	0.3
7,735,000		1.000%, due 03/08/17	7,841,604	0.2
21,246,000		1.000%, due 09/29/17	21,494,090	0.6
7,770,000		1.250%, due 08/01/19	7,790,163	0.2
8,405,000		2.500%, due 05/27/16	8,975,103	0.2
25,349,847		2.612%, due 02/01/42	26,612,017	0.7
19,400,000	W	3.500%, due 07/15/41	20,635,235	0.5
950,938		3.500%, due 01/01/42	1,012,306	0.0
4,971,999		3.500%, due 01/01/42	5,292,861	0.1
9,661,834		3.500%, due 08/01/42	10,306,483	0.3
9,952,512		3.500%, due 09/01/42	10,616,554	0.3
4,515,000		3.750%, due 03/27/19	5,225,643	0.1
5,432,292		4.000%, due 01/01/25	5,746,459	0.2
695,136		4.000%, due 08/01/40	742,966	0.0
2,881,466		4.000%, due 11/01/40	3,079,730	0.1
1,063,365		4.000%, due 01/01/41	1,136,532	0.0
5,264,680		4.000%, due 04/01/41	5,630,216	0.2
3,887,197		4.000%, due 05/01/41	4,157,092	0.1
1,243,154		4.000%, due 06/01/41	1,329,469	0.1
249,763		4.000%, due 08/01/41	267,105	0.0
366,703		4.000%, due 08/01/41	392,164	0.0
4,220,394		4.000%, due 10/01/41	4,513,423	0.1
3,840,637		4.000%, due 11/01/41	4,107,300	0.1
693,910		4.000%, due 12/01/41	742,090	0.0
3,410,578		4.000%, due 01/01/42	3,686,816	0.1
3,829,931		4.000%, due 02/01/42	4,095,850	0.1
7,456,587		4.000%, due 03/01/42	8,060,529	0.2
43,719		4.500%, due 04/01/23	46,545	0.0
570,021		4.500%, due 03/01/39	611,863	0.0
1,173,711		4.500%, due 08/01/39	1,259,866	0.0
1,315,668		4.500%, due 09/01/39	1,412,244	0.1
1,981,906		4.500%, due 09/01/39	2,127,387	0.1
2,592,171		4.500%, due 09/01/39	2,782,447	0.1
3,350,161		4.500%, due 10/01/39	3,596,078	0.1
4,507,716		4.500%, due 12/01/39	4,838,603	0.1
778,666		4.500%, due 03/01/40	838,743	0.0
2,584,534		4.500%, due 04/01/40	2,783,942	0.1
507,196		4.500%, due 06/01/40	546,328	0.0
3,115,487		4.500%, due 07/01/40	3,355,860	0.1
4,318,592		4.500%, due 07/01/40	4,651,791	0.1
2,582,859		4.500%, due 08/01/40	2,782,138	0.1
823,111		4.500%, due 08/01/40	886,618	0.0
3,384,029		4.500%, due 03/01/41	3,652,525	0.1
873,356		4.500%, due 03/01/41	942,650	0.0
1,119,975		4.500%, due 04/01/41	1,208,836	0.0
2,962,350		4.500%, due 06/01/41	3,197,389	0.1
2,918,348		4.500%, due 07/01/41	3,149,896	0.1
1,305,641		4.500%, due 08/01/41	1,432,898	0.1
13,816,767		4.500%, due 08/01/41	15,048,593	0.4
126,318		5.000%, due 03/01/34	136,577	0.0
768,169		5.000%, due 12/01/34	830,557	0.0
2,802,935		5.000%, due 08/01/35	3,027,077	0.1
659,874		5.000%, due 08/01/35	712,642	0.0
882,758		5.000%, due 10/01/35	953,349	0.0
933,763		5.000%, due 10/01/35	1,008,433	0.0
2,132,879		5.000%, due 10/01/35	2,303,439	0.1
2,193,436		5.000%, due 12/01/35	2,368,838	0.1
293,077		5.000%, due 04/01/36	316,513	0.0
922,747		5.000%, due 11/01/36	996,537	0.0
704,435		5.000%, due 02/01/37	758,125	0.0
590,595		5.000%, due 05/01/37	636,162	0.0
7,984,916		5.000%, due 10/01/37	8,623,445	0.2
1,441,210		5.000%, due 03/01/38	1,556,459	0.1
2,127,697		5.000%, due 03/01/38	2,291,858	0.1
5,045,745		5.000%, due 03/01/38	5,435,047	0.2
1,797,800		5.000%, due 04/01/38	1,934,823	0.1
169,194		5.000%, due 10/01/38	182,090	0.0
401,578		5.000%, due 06/01/40	435,950	0.0
809,522		5.000%, due 08/01/40	881,160	0.0
2,449,867		5.000%, due 04/01/41	2,662,618	0.1
71,691		5.150%, due 06/01/37	77,245	0.0
117,276		5.200%, due 06/01/37	126,412	0.0
260,964		5.200%, due 08/01/37	280,234	0.0
190,000		5.400%, due 03/17/21	219,199	0.0
300,536		5.490%, due 02/01/37	324,685	0.0
4,109,105		5.500%, due 12/01/24	4,419,941	0.1
590,559		5.500%, due 09/01/34	641,937	0.0
618,569		5.500%, due 01/01/35	672,383	0.0
326,369		5.500%, due 09/01/35	354,354	0.0
5,535,074		5.500%, due 09/01/35	6,009,696	0.2
4,060,547		5.500%, due 10/01/35	4,408,732	0.1
3,010,459		5.500%, due 03/01/36	3,268,600	0.1
656,637		5.500%, due 03/01/36	710,685	0.0
508,985		5.500%, due 05/01/36	550,880	0.0
1,800,661		5.500%, due 06/01/36	1,957,315	0.1
28,934		5.500%, due 07/01/36	31,451	0.0
919,479		5.500%, due 07/01/36	995,162	0.0
169,916		5.500%, due 07/01/36	183,902	0.0
315,610		5.500%, due 10/01/36	341,588	0.0
1,203,807		5.500%, due 11/01/36	1,302,893	0.0
442,391		5.500%, due 12/01/36	478,804	0.0
378,715		5.500%, due 12/01/36	409,887	0.0
765,627		5.500%, due 12/01/36	828,646	0.0
937,111		5.500%, due 02/01/37	1,014,245	0.0
128,622		5.500%, due 02/01/37	138,967	0.0
238,481		5.500%, due 05/01/37	258,557	0.0
47,243		5.500%, due 06/01/37	51,043	0.0
1,075,484		5.500%, due 11/01/37	1,161,991	0.0
505,284		5.500%, due 12/01/37	545,927	0.0
232,302		5.500%, due 03/01/38	250,987	0.0
45,655		5.500%, due 06/01/38	49,299	0.0
99,914		5.500%, due 06/01/38	107,888	0.0
60,147		5.500%, due 08/01/38	65,210	0.0
17,373		5.500%, due 10/01/38	18,760	0.0
134,116		5.500%, due 12/01/38	144,904	0.0
188,309		5.500%, due 12/01/38	203,339	0.0
181,429		5.500%, due 12/01/38	195,909	0.0
186,868		5.500%, due 01/01/39	201,899	0.0
1,107,449		5.500%, due 01/01/39	1,195,835	0.0
903,197		5.500%, due 01/01/40	975,847	0.0
320,757		5.500%, due 01/01/40	346,959	0.0
422,762		5.500%, due 03/01/40	456,767	0.0
408,967		5.500%, due 01/01/41	442,285	0.0
364,317		5.750%, due 05/01/37	392,910	0.0
661,521		5.750%, due 06/01/37	713,438	0.0
246,862		5.800%, due 07/01/37	267,899	0.0
709,676		5.800%, due 07/01/37	765,938	0.0
1,207,786		5.800%, due 08/01/37	1,349,774	0.1
288,900		5.800%, due 09/01/37	311,804	0.0
418,604		5.800%, due 09/01/37	451,790	0.0
30,176		6.000%, due 04/01/28	33,560	0.0
283,740		6.000%, due 07/01/28	308,869	0.0
5,434		6.000%, due 04/01/36	5,923	0.0
99,125		6.000%, due 04/01/36	108,043	0.0
22,195		6.000%, due 04/01/36	24,307	0.0
235,126		6.000%, due 06/01/36	256,279	0.0
113,779		6.000%, due 07/01/36	124,015	0.0
33,937		6.000%, due 08/01/36	36,990	0.0
1,147,614		6.000%, due 08/01/36	1,250,861	0.0
106,245		6.000%, due 08/01/36	115,803	0.0
552,616		6.000%, due 01/01/37	602,333	0.0
344,901		6.000%, due 02/01/37	375,931	0.0
29,036		6.000%, due 04/01/37	31,603	0.0
12,077		6.000%, due 06/01/37	13,145	0.0
270,289		6.000%, due 06/01/37	294,184	0.0
80,431		6.000%, due 07/01/37	87,542	0.0
4,411		6.000%, due 07/01/37	4,801	0.0
345,007		6.000%, due 08/01/37	375,507	0.0
83,603		6.000%, due 08/01/37	90,994	0.0
210,718		6.000%, due 08/01/37	230,328	0.0
881,069		6.000%, due 08/01/37	958,959	0.0
92,567		6.000%, due 08/01/37	100,750	0.0
1,206,822		6.000%, due 08/01/37	1,313,511	0.1
25,233		6.000%, due 08/01/37	27,464	0.0
37,372		6.000%, due 08/01/37	40,676	0.0
17,540		6.000%, due 09/01/37	19,090	0.0
74,898		6.000%, due 09/01/37	81,519	0.0
240,926		6.000%, due 09/01/37	262,225	0.0
119,473		6.000%, due 10/01/37	130,035	0.0
199,684		6.000%, due 10/01/37	217,769	0.0
45,603		6.000%, due 10/01/37	49,820	0.0
54,246		6.000%, due 10/01/37	59,329	0.0
34,165		6.000%, due 11/01/37	37,186	0.0
207,765		6.000%, due 11/01/37	226,132	0.0
36,641		6.000%, due 11/01/37	39,880	0.0
735,585		6.000%, due 12/01/37	800,614	0.0
575,886		6.000%, due 12/01/37	626,797	0.0
20,892		6.000%, due 12/01/37	22,739	0.0
437,835		6.000%, due 01/01/38	476,542	0.0
226,867		6.000%, due 01/01/38	246,923	0.0
19,180		6.000%, due 01/01/38	20,875	0.0
17,554		6.000%, due 02/01/38	19,105	0.0
546,546		6.000%, due 02/01/38	594,863	0.0
403,495		6.000%, due 05/01/38	446,997	0.0
16,204		6.000%, due 06/01/38	17,636	0.0
558,233		6.000%, due 07/01/38	607,583	0.0
484,418		6.000%, due 07/01/38	527,242	0.0
230,944		6.000%, due 08/01/38	251,360	0.0
13,295		6.000%, due 09/01/38	14,470	0.0
117,545		6.000%, due 09/01/38	128,415	0.0
1,344,297		6.000%, due 09/01/38	1,463,138	0.1
103,091		6.000%, due 09/01/38	112,204	0.0
105,565		6.000%, due 11/01/38	115,029	0.0
1,088,301		6.000%, due 01/01/39	1,184,512	0.0
1,450,963		6.000%, due 04/01/39	1,579,234	0.1
246,997		6.000%, due 08/01/39	268,524	0.0
408,862		6.000%, due 10/01/39	444,496	0.0
119,346		6.000%, due 11/01/39	129,897	0.0
144,438		6.000%, due 11/01/39	157,026	0.0
554,041		6.000%, due 11/01/39	602,559	0.0
22,302		6.000%, due 12/01/39	24,274	0.0
855,734		6.000%, due 05/01/40	931,384	0.0
240,329		6.150%, due 12/01/37	263,726	0.0
433,217		6.150%, due 12/01/37	475,394	0.0
505,878		6.150%, due 01/01/38	560,600	0.0
298,095		6.150%, due 02/01/38	330,341	0.0
187,096		6.150%, due 02/01/38	207,335	0.0
840,000		6.250%, due 07/15/32	1,251,660	0.0
65,662		6.500%, due 06/01/36	74,693	0.0
8,321		6.500%, due 08/01/36	9,465	0.0
27,107		6.500%, due 10/01/36	30,836	0.0
251,259		6.500%, due 10/01/36	285,818	0.0
184,386		6.500%, due 07/01/37	209,747	0.0
17,171		6.500%, due 08/01/37	19,545	0.0
65,356		6.500%, due 09/01/37	74,392	0.0
100,177		6.500%, due 09/01/37	114,028	0.0
52,677		6.500%, due 10/01/37	59,960	0.0
191,293		6.500%, due 11/01/37	217,742	0.0
254,339		6.500%, due 01/01/38	285,481	0.0
215,187		6.500%, due 02/01/38	241,574	0.0
245,127		6.500%, due 02/01/38	279,020	0.0
54,080		6.500%, due 04/01/38	61,593	0.0
195,122		6.500%, due 04/01/38	222,101	0.0
7,526		6.500%, due 05/01/38	8,572	0.0
30,690		6.500%, due 05/01/38	34,453	0.0
39,559		6.500%, due 07/01/38	45,055	0.0
17,384		6.500%, due 08/01/38	19,799	0.0
37,748		6.500%, due 09/01/38	42,992	0.0
64,847		6.500%, due 10/01/38	73,855	0.0
2,944		6.500%, due 10/01/38	3,353	0.0
119,997		6.500%, due 11/01/38	136,589	0.0
20,244		6.500%, due 12/01/38	23,056	0.0
97,825		6.500%, due 12/01/38	111,416	0.0
1,731,516		6.500%, due 12/01/38	1,972,062	0.1
51,875		6.500%, due 12/01/38	59,082	0.0
1,295,906		6.500%, due 12/01/38	1,475,936	0.1
27,366		6.500%, due 01/01/39	31,167	0.0
2,540,000		6.750%, due 03/15/31	3,907,932	0.1
		356,813,282		8.9

		Federal National Mortgage Association: 16.9%##
27,130,000		0.375%, due 03/16/15	27,180,977	0.7
24,450,000		0.875%, due 08/28/14	24,706,358	0.6
6,020,000		1.250%, due 02/27/14	6,102,041	0.2
6,025,000		1.375%, due 11/15/16	6,212,751	0.2
5,000,000		2.250%, due 03/15/16	5,285,895	0.1
8,750,000		2.375%, due 04/11/16	9,306,972	0.2
11,137,594		2.500%, due 09/01/27	11,658,509	0.3
29,500,000	W	2.500%, due 01/15/28	30,855,156	0.8
4,708,045		3.000%, due 12/01/26	4,974,491	0.1
3,706,484		3.000%, due 01/01/27	3,916,248	0.1
6,114,937		3.000%, due 01/01/27	6,461,005	0.2
22,100,000	W	3.000%, due 11/25/42	23,063,422	0.6
1,034,500		3.500%, due 08/01/26	1,098,370	0.0
1,337,515		3.500%, due 08/01/26	1,420,092	0.0
175,385		3.500%, due 09/01/26	186,214	0.0
1,917,743		3.500%, due 10/01/26	2,036,144	0.1
1,201,113		3.500%, due 10/01/26	1,275,270	0.0
4,195,563		3.500%, due 11/01/26	4,454,595	0.1
3,540,958		3.500%, due 12/01/26	3,759,575	0.1
4,268,791		3.500%, due 12/01/26	4,532,344	0.1
5,586,940		3.500%, due 01/01/27	5,931,875	0.2
3,679,187		3.500%, due 03/01/41	3,926,822	0.1
4,290,824		3.500%, due 12/01/41	4,579,626	0.1
7,298,089		3.500%, due 01/01/42	7,789,301	0.2
15,200,000	W	3.500%, due 06/25/42	16,209,969	0.4
28,559,608		3.500%, due 11/01/42	30,619,314	0.8
6,261		4.000%, due 07/01/13	6,593	0.0
39,108		4.000%, due 06/01/14	41,902	0.0
85,868		4.000%, due 11/01/20	92,404	0.0
115,918		4.000%, due 07/01/22	124,523	0.0
55,230		4.000%, due 04/01/23	59,209	0.0
33,564		4.000%, due 05/01/23	35,982	0.0
51,646		4.000%, due 07/01/23	55,368	0.0
237,224		4.000%, due 03/01/24	254,316	0.0
190,074		4.000%, due 03/01/24	203,710	0.0
158,278		4.000%, due 04/01/24	169,632	0.0
8,839		4.000%, due 04/01/24	9,473	0.0
1,022,565		4.000%, due 07/01/24	1,095,923	0.0
304,593		4.000%, due 07/01/24	326,445	0.0
17,527		4.000%, due 08/01/24	18,785	0.0
259,328		4.000%, due 01/01/25	277,932	0.0
255,673		4.000%, due 02/01/25	274,015	0.0
1,138,883		4.000%, due 02/01/25	1,220,586	0.0
1,476,288		4.000%, due 06/01/25	1,581,735	0.1
23,067		4.000%, due 07/01/25	24,715	0.0
226,437		4.000%, due 09/01/25	242,611	0.0
271,263		4.000%, due 09/01/25	290,638	0.0
2,010,333		4.000%, due 12/01/25	2,153,925	0.1
1,633,518		4.000%, due 02/01/26	1,750,706	0.1
277,773		4.000%, due 03/01/26	297,701	0.0
3,110,302		4.000%, due 03/01/26	3,333,434	0.1
3,387,065		4.000%, due 04/01/26	3,630,052	0.1
444,182		4.000%, due 04/01/26	476,047	0.0
989,722		4.000%, due 04/01/26	1,060,724	0.0
1,679,407		4.000%, due 05/01/26	1,799,887	0.1
928,964		4.000%, due 09/01/26	995,608	0.0
1,702,969		4.000%, due 10/01/40	1,855,591	0.1
818,371		4.000%, due 10/01/40	878,416	0.0
3,682,501		4.000%, due 12/01/40	4,012,531	0.1
4,363,672		4.000%, due 12/01/40	4,683,839	0.1
9,224,044		4.000%, due 02/01/41	9,900,823	0.3
2,000,099		4.000%, due 03/01/41	2,147,474	0.1
1,510,797		4.000%, due 04/01/41	1,622,119	0.1
1,608,517		4.000%, due 06/01/41	1,727,038	0.1
2,477,162		4.000%, due 08/01/41	2,699,168	0.1
1,450,197		4.000%, due 09/01/41	1,557,053	0.1
6,852,387		4.000%, due 11/01/41	7,357,296	0.2
3,114,928		4.000%, due 11/01/41	3,344,447	0.1
10,282,383		4.000%, due 11/01/41	11,040,027	0.3
1,724,184		4.000%, due 11/01/41	1,850,690	0.1
2,206,977		4.000%, due 12/01/41	2,369,595	0.1
3,534,948		4.000%, due 01/01/42	3,795,416	0.1
1,366,634		4.000%, due 01/01/42	1,467,333	0.0
3,000,412		4.000%, due 02/01/42	3,221,494	0.1
1,674,977		4.000%, due 06/01/42	1,818,286	0.1
1,730,164		4.000%, due 07/01/42	1,878,194	0.1
2,007,542		4.000%, due 07/01/42	2,179,305	0.1
20,269,582		4.000%, due 07/01/42	22,003,821	0.6
531		4.500%, due 01/01/13	531	0.0
13,865		4.500%, due 01/01/14	14,921	0.0
28,736		4.500%, due 08/01/14	30,928	0.0
90,428		4.500%, due 05/01/19	97,551	0.0
33,657		4.500%, due 05/01/19	36,224	0.0
64,453		4.500%, due 01/01/20	69,530	0.0
70,662		4.500%, due 08/01/20	76,151	0.0
6,636		4.500%, due 06/01/22	7,223	0.0
11,439		4.500%, due 07/01/22	12,318	0.0
128,206		4.500%, due 11/01/22	138,064	0.0
33,595		4.500%, due 02/01/23	36,168	0.0
251,810		4.500%, due 02/01/23	271,094	0.0
768,903		4.500%, due 03/01/23	827,788	0.0
18,029		4.500%, due 03/01/23	19,416	0.0
4,735		4.500%, due 03/01/23	5,098	0.0
132,210		4.500%, due 04/01/23	142,335	0.0
181,094		4.500%, due 04/01/23	194,963	0.0
9,315		4.500%, due 04/01/23	10,028	0.0
472,759		4.500%, due 04/01/23	508,964	0.0
396,832		4.500%, due 04/01/23	427,223	0.0
13,713		4.500%, due 05/01/23	14,763	0.0
6,410		4.500%, due 05/01/23	6,901	0.0
737,524		4.500%, due 05/01/23	794,006	0.0
11,176		4.500%, due 05/01/23	12,032	0.0
18,316		4.500%, due 07/01/23	19,719	0.0
34,943		4.500%, due 08/01/23	37,619	0.0
65,278		4.500%, due 01/01/24	70,267	0.0
1,454,079		4.500%, due 05/01/24	1,565,210	0.1
1,408,813		4.500%, due 07/01/24	1,519,346	0.0
2,410,544		4.500%, due 08/01/24	2,594,775	0.1
75,978		4.500%, due 09/01/24	81,785	0.0
97,282		4.500%, due 09/01/24	104,718	0.0
302,182		4.500%, due 09/01/24	325,277	0.0
1,263,840		4.500%, due 09/01/24	1,360,431	0.0
240,587		4.500%, due 10/01/24	261,869	0.0
703,413		4.500%, due 10/01/24	757,173	0.0
110,415		4.500%, due 10/01/24	118,854	0.0
525,098		4.500%, due 11/01/24	565,230	0.0
393,133		4.500%, due 11/01/24	423,179	0.0
35,777		4.500%, due 11/01/24	38,942	0.0
26,962		4.500%, due 11/01/24	29,023	0.0
65,293		4.500%, due 11/01/24	71,313	0.0
65,663		4.500%, due 11/01/24	70,815	0.0
376,983		4.500%, due 12/01/24	405,795	0.0
738,327		4.500%, due 12/01/24	794,755	0.0
922,879		4.500%, due 01/01/25	996,152	0.0
370,273		4.500%, due 01/01/25	398,572	0.0
10,635		4.500%, due 01/01/25	11,479	0.0
1,800,483		4.500%, due 05/01/25	1,943,434	0.1
104,475		4.500%, due 08/01/25	114,109	0.0
2,403,317		4.500%, due 01/01/26	2,587,371	0.1
870,584		4.500%, due 04/01/26	940,793	0.0
22,843		4.500%, due 06/01/34	24,762	0.0
101,168		4.500%, due 05/01/35	109,856	0.0
10,107		4.500%, due 03/01/38	10,925	0.0
24,572		4.500%, due 03/01/38	26,559	0.0
10,554		4.500%, due 05/01/38	11,408	0.0
21,230		4.500%, due 05/01/38	22,947	0.0
79,969		4.500%, due 06/01/38	86,536	0.0
125,594		4.500%, due 07/01/38	135,751	0.0
38,248		4.500%, due 07/01/38	41,341	0.0
41,570		4.500%, due 09/01/38	44,932	0.0
2,298,009		4.500%, due 03/01/39	2,524,081	0.1
134,155		4.500%, due 04/01/39	145,005	0.0
177,797		4.500%, due 04/01/39	192,177	0.0
6,436,551		4.500%, due 06/01/39	6,957,121	0.2
2,374,268		4.500%, due 07/01/39	2,566,292	0.1
4,256,766		4.500%, due 07/01/39	4,684,846	0.1
3,844,329		4.500%, due 07/01/39	4,155,247	0.1
7,328,674		4.500%, due 09/01/39	7,921,396	0.2
4,627,388		4.500%, due 10/01/39	5,001,637	0.1
1,494,593		4.500%, due 12/01/39	1,615,472	0.1
2,536,244		4.500%, due 12/01/39	2,741,368	0.1
2,004,116		4.500%, due 12/01/39	2,166,203	0.1
1,020,519		4.500%, due 03/01/40	1,106,245	0.0
2,703,510		4.500%, due 09/01/40	2,930,610	0.1
1,045,289		4.500%, due 10/01/40	1,133,096	0.0
1,125,222		4.500%, due 10/01/40	1,219,743	0.0
1,682,567		4.500%, due 10/01/40	1,831,247	0.1
3,021,457		4.500%, due 03/01/41	3,280,931	0.1
2,742,858		4.500%, due 04/01/41	2,978,407	0.1
1,331,540		4.500%, due 06/01/41	1,445,888	0.0
1,478,727		4.500%, due 06/01/41	1,605,716	0.1
1,561,641		4.500%, due 06/01/41	1,695,750	0.1
9,289,080		4.500%, due 06/01/41	10,086,799	0.3
513,883		4.500%, due 07/01/41	558,013	0.0
593,396		4.500%, due 07/01/41	644,356	0.0
812,131		4.500%, due 08/01/41	881,874	0.0
3,580,097		4.500%, due 08/01/41	3,887,545	0.1
5,854,970		4.500%, due 08/01/41	6,357,778	0.2
832		5.000%, due 02/01/14	901	0.0
249,490		5.000%, due 02/01/14	253,267	0.0
36,361		5.000%, due 10/01/14	39,435	0.0
30,533		5.000%, due 02/01/15	33,115	0.0
55,197		5.000%, due 04/01/16	59,870	0.0
211,264		5.000%, due 01/01/18	229,621	0.0
517,711		5.000%, due 01/01/18	562,698	0.0
431,919		5.000%, due 02/01/18	469,451	0.0
67,292		5.000%, due 04/01/18	73,139	0.0
4,437		5.000%, due 02/01/20	4,822	0.0
6,334		5.000%, due 06/01/21	6,884	0.0
50,391		5.000%, due 11/01/21	54,770	0.0
136,178		5.000%, due 01/01/22	147,628	0.0
7,467		5.000%, due 02/01/22	8,115	0.0
7,420		5.000%, due 04/01/22	8,044	0.0
1,580		5.000%, due 06/01/22	1,706	0.0
134,574		5.000%, due 06/01/22	145,889	0.0
240,606		5.000%, due 06/01/22	260,837	0.0
14,303		5.000%, due 06/01/22	15,506	0.0
177,219		5.000%, due 07/01/22	192,120	0.0
7,512		5.000%, due 07/01/22	8,143	0.0
252,118		5.000%, due 08/01/22	273,317	0.0
73,150		5.000%, due 09/01/22	79,301	0.0
211,675		5.000%, due 12/01/22	230,069	0.0
7,047		5.000%, due 01/01/23	7,640	0.0
149,365		5.000%, due 01/01/23	161,925	0.0
260,173		5.000%, due 02/01/23	281,765	0.0
774,703		5.000%, due 02/01/23	838,995	0.0
5,044		5.000%, due 02/01/23	5,463	0.0
153,090		5.000%, due 03/01/23	165,794	0.0
39,885		5.000%, due 03/01/23	43,195	0.0
48,082		5.000%, due 03/01/23	52,072	0.0
5,911		5.000%, due 03/01/23	6,402	0.0
174,252		5.000%, due 03/01/23	188,714	0.0
220,337		5.000%, due 04/01/23	238,623	0.0
175,316		5.000%, due 04/01/23	189,866	0.0
45,370		5.000%, due 04/01/23	49,135	0.0
111,789		5.000%, due 04/01/23	121,066	0.0
24,644		5.000%, due 05/01/23	26,716	0.0
63,720		5.000%, due 05/01/23	69,008	0.0
44,743		5.000%, due 05/01/23	48,456	0.0
47,460		5.000%, due 06/01/23	51,451	0.0
114,067		5.000%, due 06/01/23	123,533	0.0
223,796		5.000%, due 06/01/23	242,369	0.0
95,780		5.000%, due 06/01/23	103,729	0.0
139,501		5.000%, due 06/01/23	151,078	0.0
1,382,499		5.000%, due 07/01/23	1,497,232	0.0
610,566		5.000%, due 08/01/23	661,237	0.0
2,147		5.000%, due 09/01/23	2,325	0.0
56,240		5.000%, due 02/01/24	60,908	0.0
534,983		5.000%, due 03/01/24	579,381	0.0
230,005		5.000%, due 04/01/24	249,057	0.0
93,290		5.000%, due 04/01/24	101,017	0.0
237,464		5.000%, due 05/01/24	258,025	0.0
320,231		5.000%, due 06/01/24	346,807	0.0
1,638,614		5.000%, due 08/01/24	1,774,346	0.1
826,674		5.000%, due 07/01/33	900,789	0.0
170,455		5.000%, due 02/01/34	185,737	0.0
169,722		5.000%, due 11/01/34	184,514	0.0
10,284,093		5.000%, due 02/01/35	11,206,106	0.3
2,131,946		5.000%, due 06/01/35	2,327,390	0.1
155,760		5.000%, due 08/01/35	169,140	0.0
2,515,059		5.000%, due 09/01/35	2,731,114	0.1
818,018		5.000%, due 09/01/35	888,289	0.0
1,765,573		5.000%, due 09/01/35	1,917,243	0.1
222,326		5.000%, due 10/01/35	241,425	0.0
3,303,122		5.000%, due 10/01/35	3,586,874	0.1
1,051,528		5.000%, due 01/01/36	1,144,718	0.0
2,724,366		5.000%, due 03/01/36	2,965,599	0.1
3,419,361		5.000%, due 03/01/36	3,722,161	0.1
962,886		5.000%, due 04/01/36	1,043,195	0.0
29,125		5.000%, due 05/01/36	31,704	0.0
2,339,977		5.000%, due 05/01/36	2,535,141	0.1
445,213		5.000%, due 06/01/36	484,668	0.0
1,136,173		5.000%, due 12/01/36	1,233,776	0.0
357,738		5.000%, due 12/01/36	389,422	0.0
1,087,385		5.000%, due 07/01/37	1,180,796	0.0
1,478,981		5.000%, due 01/01/38	1,607,880	0.1
1,713,828		5.000%, due 02/01/38	1,861,053	0.1
3,612,591		5.000%, due 02/01/38	3,922,928	0.1
2,440,316		5.000%, due 08/01/38	2,656,577	0.1
14,000,000	W	5.000%, due 01/13/40	15,165,941	0.4
696,804		5.000%, due 07/01/40	765,590	0.0
1,231,298		5.000%, due 07/01/40	1,340,150	0.0
11,310,000		5.375%, due 06/12/17	13,613,779	0.3
139		5.500%, due 01/01/13	139	0.0
54,368		5.500%, due 11/01/13	58,362	0.0
1,153		5.500%, due 12/01/13	1,238	0.0
40,645		5.500%, due 04/01/14	43,691	0.0
50,343		5.500%, due 12/01/14	54,116	0.0
128,221		5.500%, due 04/01/15	137,844	0.0
67,621		5.500%, due 06/01/15	72,696	0.0
110,330		5.500%, due 04/01/16	118,435	0.0
222,773		5.500%, due 11/01/16	239,493	0.0
32,298		5.500%, due 01/01/17	34,693	0.0
80,239		5.500%, due 01/01/17	86,189	0.0
125,999		5.500%, due 02/01/17	135,455	0.0
1,953		5.500%, due 05/01/17	2,100	0.0
97,921		5.500%, due 10/01/17	105,489	0.0
283,076		5.500%, due 11/01/17	305,739	0.0
60,436		5.500%, due 11/01/17	65,079	0.0
19,092		5.500%, due 02/01/18	20,494	0.0
50,301		5.500%, due 09/01/18	54,503	0.0
191,497		5.500%, due 07/01/20	205,699	0.0
5,306		5.500%, due 04/01/21	5,749	0.0
16,869		5.500%, due 10/01/21	18,278	0.0
308,915		5.500%, due 11/01/21	334,721	0.0
30,837		5.500%, due 11/01/21	33,413	0.0
1,364,614		5.500%, due 11/01/21	1,478,609	0.0
502,191		5.500%, due 12/01/21	544,142	0.0
677,672		5.500%, due 12/01/21	734,282	0.0
608,609		5.500%, due 12/01/21	659,450	0.0
26,106		5.500%, due 01/01/22	28,287	0.0
21,608		5.500%, due 01/01/22	23,632	0.0
138,354		5.500%, due 01/01/22	149,912	0.0
182,993		5.500%, due 02/01/22	197,936	0.0
9,279		5.500%, due 04/01/22	10,037	0.0
118,425		5.500%, due 06/01/22	128,318	0.0
103,043		5.500%, due 06/01/22	111,651	0.0
3,308		5.500%, due 07/01/22	3,545	0.0
179,366		5.500%, due 07/01/22	194,013	0.0
15,337		5.500%, due 07/01/22	16,590	0.0
17,386		5.500%, due 08/01/22	18,839	0.0
70,618		5.500%, due 09/01/22	76,384	0.0
208,071		5.500%, due 09/01/22	225,063	0.0
394,824		5.500%, due 11/01/22	427,066	0.0
54,821		5.500%, due 01/01/23	59,297	0.0
50,841		5.500%, due 01/01/23	54,993	0.0
44,420		5.500%, due 02/01/23	48,130	0.0
31,480		5.500%, due 03/01/23	34,050	0.0
23,125		5.500%, due 04/01/23	25,013	0.0
42,647		5.500%, due 06/01/23	46,130	0.0
17,591		5.500%, due 08/01/23	19,028	0.0
109,361		5.500%, due 08/01/23	118,291	0.0
35,093		5.500%, due 08/01/23	37,959	0.0
239,918		5.500%, due 08/01/23	259,510	0.0
225,710		5.500%, due 09/01/23	244,142	0.0
184,173		5.500%, due 10/01/23	199,213	0.0
21,141		5.500%, due 11/01/23	22,851	0.0
376,224		5.500%, due 11/01/23	406,947	0.0
19,959		5.500%, due 11/01/23	21,589	0.0
338,441		5.500%, due 02/01/24	366,079	0.0
15,243		5.500%, due 03/01/24	16,487	0.0
343,843		5.500%, due 07/01/24	372,567	0.0
19,859		5.500%, due 07/01/24	21,319	0.0
733,203		5.500%, due 05/01/25	789,869	0.0
220,311		5.500%, due 08/01/25	236,512	0.0
19,447		5.500%, due 07/01/27	21,173	0.0
4,328		5.500%, due 08/01/27	4,712	0.0
567,641		5.500%, due 03/01/34	621,105	0.0
614,793		5.500%, due 04/01/34	672,698	0.0
266,790		5.500%, due 11/01/34	291,918	0.0
242,693		5.500%, due 12/01/34	266,765	0.0
3,418,246		5.500%, due 02/01/35	3,740,195	0.1
363,265		5.500%, due 05/01/35	397,025	0.0
603,271		5.500%, due 09/01/35	659,336	0.0
2,385,125		5.500%, due 09/01/35	2,606,788	0.1
961,250		5.500%, due 04/01/36	1,045,778	0.0
780,619		5.500%, due 04/01/36	853,166	0.0
174,611		5.500%, due 05/01/36	189,965	0.0
753,712		5.500%, due 06/01/36	819,990	0.0
1,606,059		5.500%, due 07/01/36	1,757,326	0.1
1,187,432		5.500%, due 11/01/36	1,291,849	0.0
4,435,316		5.500%, due 12/01/36	4,825,338	0.1
289,101		5.500%, due 12/01/36	315,969	0.0
1,818,712		5.500%, due 12/01/36	1,987,735	0.1
518,998		5.500%, due 01/01/37	567,231	0.0
2,902,587		5.500%, due 03/01/37	3,157,827	0.1
5,195,344		5.500%, due 03/01/37	5,646,517	0.2
522,530		5.500%, due 03/01/37	568,479	0.0
2,147,898		5.500%, due 08/01/37	2,347,514	0.1
33,784		5.500%, due 01/01/38	36,718	0.0
13,092		5.500%, due 01/01/38	14,229	0.0
9,552		5.500%, due 01/01/38	10,381	0.0
151,057		5.500%, due 03/01/38	164,151	0.0
278,681		5.500%, due 05/01/38	302,839	0.0
401,422		5.500%, due 06/01/38	436,282	0.0
1,949,542		5.500%, due 06/01/38	2,120,976	0.1
6,649,641		5.500%, due 09/01/38	7,227,108	0.2
2,076,387		5.500%, due 12/01/38	2,256,380	0.1
627,926		5.500%, due 06/01/39	682,456	0.0
86,640		5.500%, due 04/01/40	96,046	0.0
426,312		5.500%, due 05/01/40	463,267	0.0
1,176,565		5.500%, due 06/01/40	1,278,557	0.0
561,808		5.500%, due 06/01/40	616,127	0.0
44,580		5.500%, due 07/01/40	48,445	0.0
24,190		5.700%, due 07/01/36	26,442	0.0
186,415		5.700%, due 07/01/36	203,763	0.0
222,371		5.700%, due 08/01/36	243,065	0.0
111,781		5.700%, due 08/01/36	122,184	0.0
211,936		6.000%, due 10/01/18	226,818	0.0
41,920		6.000%, due 01/01/34	46,831	0.0
16,341		6.000%, due 07/01/34	18,173	0.0
315,750		6.000%, due 12/01/34	352,742	0.0
273,672		6.000%, due 05/01/35	301,586	0.0
255,993		6.000%, due 01/01/36	285,904	0.0
566,941		6.000%, due 01/01/36	636,018	0.0
161,022		6.000%, due 02/01/36	176,314	0.0
242,643		6.000%, due 03/01/36	265,686	0.0
104,283		6.000%, due 03/01/36	114,186	0.0
105,739		6.000%, due 04/01/36	115,780	0.0
222,170		6.000%, due 04/01/36	243,269	0.0
915,000		6.000%, due 04/18/36	1,070,060	0.0
616,133		6.000%, due 05/01/36	674,646	0.0
3,070		6.000%, due 06/01/36	3,361	0.0
19,452		6.000%, due 08/01/36	21,300	0.0
74,167		6.000%, due 08/01/36	81,210	0.0
416,454		6.000%, due 09/01/36	456,003	0.0
586,430		6.000%, due 09/01/36	642,121	0.0
532,645		6.000%, due 09/01/36	583,229	0.0
234,946		6.000%, due 09/01/36	257,258	0.0
146,977		6.000%, due 10/01/36	160,935	0.0
50,172		6.000%, due 10/01/36	54,968	0.0
2,365,123		6.000%, due 12/01/36	2,590,060	0.1
434,200		6.000%, due 12/01/36	478,488	0.0
125,544		6.000%, due 01/01/37	137,467	0.0
44,573		6.000%, due 02/01/37	48,834	0.0
48,990		6.000%, due 04/01/37	53,700	0.0
770,693		6.000%, due 07/01/37	843,883	0.0
197,007		6.000%, due 08/01/37	215,717	0.0
37,873		6.000%, due 08/01/37	41,469	0.0
45,015		6.000%, due 08/01/37	49,289	0.0
108,229		6.000%, due 09/01/37	118,508	0.0
42,911		6.000%, due 09/01/37	46,987	0.0
126,954		6.000%, due 09/01/37	139,011	0.0
215,130		6.000%, due 09/01/37	235,560	0.0
8,383		6.000%, due 09/01/37	9,179	0.0
480,876		6.000%, due 09/01/37	526,543	0.0
12,967		6.000%, due 09/01/37	14,199	0.0
36,522		6.000%, due 10/01/37	40,247	0.0
14,458		6.000%, due 10/01/37	15,831	0.0
4,592		6.000%, due 10/01/37	5,028	0.0
14,980		6.000%, due 10/01/37	16,403	0.0
477,281		6.000%, due 11/01/37	522,606	0.0
170,431		6.000%, due 11/01/37	186,617	0.0
36,681		6.000%, due 11/01/37	40,165	0.0
286,703		6.000%, due 11/01/37	313,931	0.0
154,357		6.000%, due 11/01/37	169,016	0.0
223,929		6.000%, due 11/01/37	245,195	0.0
37,862		6.000%, due 11/01/37	41,458	0.0
859,169		6.000%, due 12/01/37	940,762	0.0
81,695		6.000%, due 12/01/37	89,454	0.0
66,536		6.000%, due 12/01/37	72,855	0.0
262,366		6.000%, due 12/01/37	287,282	0.0
124,733		6.000%, due 01/01/38	136,657	0.0
14,904		6.000%, due 01/01/38	16,306	0.0
334,878		6.000%, due 01/01/38	366,680	0.0
303,002		6.000%, due 02/01/38	331,777	0.0
31,853		6.000%, due 02/01/38	34,808	0.0
327,623		6.000%, due 03/01/38	358,020	0.0
62,424		6.000%, due 03/01/38	68,215	0.0
202,965		6.000%, due 04/01/38	221,796	0.0
2,607,648		6.000%, due 04/01/38	2,855,289	0.1
185,559		6.000%, due 05/01/38	202,775	0.0
319,685		6.000%, due 05/01/38	349,346	0.0
27,638		6.000%, due 06/01/38	30,202	0.0
461,478		6.000%, due 07/01/38	504,294	0.0
150,711		6.000%, due 07/01/38	164,694	0.0
4,202		6.000%, due 08/01/38	4,592	0.0
25,639		6.000%, due 08/01/38	28,291	0.0
274,207		6.000%, due 09/01/38	299,648	0.0
75,999		6.000%, due 09/01/38	85,639	0.0
728,261		6.000%, due 09/01/38	796,045	0.0
529,526		6.000%, due 10/01/38	578,504	0.0
819,032		6.000%, due 10/01/38	895,021	0.0
507,692		6.000%, due 10/01/38	554,796	0.0
48,814		6.000%, due 10/01/38	53,342	0.0
48,500		6.000%, due 10/01/38	53,000	0.0
74,923		6.000%, due 05/01/39	81,875	0.0
5,778,659		6.000%, due 10/01/39	6,327,440	0.2
218,472		6.000%, due 11/01/39	238,742	0.0
124		6.500%, due 02/01/18	139	0.0
38,454		6.500%, due 04/01/28	44,411	0.0
2,007		6.500%, due 04/01/30	2,282	0.0
7,537		6.500%, due 02/01/32	8,919	0.0
89,341		6.500%, due 08/01/32	105,724	0.0
127,976		6.500%, due 02/01/34	144,942	0.0
36,820		6.500%, due 11/01/34	43,655	0.0
100,999		6.500%, due 01/01/36	114,267	0.0
195,848		6.500%, due 03/01/36	219,707	0.0
579,829		6.500%, due 04/01/36	650,477	0.0
14,461		6.500%, due 05/01/36	16,334	0.0
38,504		6.500%, due 06/01/36	45,727	0.0
178,101		6.500%, due 07/01/36	199,803	0.0
873,603		6.500%, due 07/01/36	1,037,475	0.0
17,958		6.500%, due 07/01/36	20,113	0.0
122,556		6.500%, due 07/01/36	145,545	0.0
10,763		6.500%, due 07/01/36	12,074	0.0
609,246		6.500%, due 07/01/36	723,529	0.0
12,681		6.500%, due 08/01/36	14,252	0.0
10,031		6.500%, due 08/01/36	11,913	0.0
101,045		6.500%, due 09/01/36	120,000	0.0
950,714		6.500%, due 09/01/36	1,066,601	0.0
24,449		6.500%, due 09/01/36	27,665	0.0
8,774		6.500%, due 09/01/36	9,847	0.0
5,965		6.500%, due 11/01/36	7,084	0.0
31,707		6.500%, due 11/01/36	35,573	0.0
10,599		6.500%, due 11/01/36	12,587	0.0
19,083		6.500%, due 12/01/36	21,419	0.0
12,191		6.500%, due 12/01/36	14,477	0.0
15,619		6.500%, due 12/01/36	17,568	0.0
237,998		6.500%, due 01/01/37	267,048	0.0
217,399		6.500%, due 01/01/37	243,958	0.0
5,515		6.500%, due 01/01/37	6,138	0.0
168,694		6.500%, due 01/01/37	200,338	0.0
191,775		6.500%, due 02/01/37	227,942	0.0
420,184		6.500%, due 03/01/37	471,938	0.0
507,204		6.500%, due 03/01/37	569,507	0.0
69,835		6.500%, due 03/01/37	78,363	0.0
110,592		6.500%, due 03/01/37	124,185	0.0
2,518		6.500%, due 03/01/37	2,992	0.0
28,784		6.500%, due 04/01/37	32,328	0.0
8,071		6.500%, due 04/01/37	9,593	0.0
169,492		6.500%, due 04/01/37	190,495	0.0
7,924		6.500%, due 07/01/37	9,419	0.0
3,442		6.500%, due 08/01/37	3,865	0.0
35,767		6.500%, due 08/01/37	40,163	0.0
25,076		6.500%, due 08/01/37	29,806	0.0
38,805		6.500%, due 08/01/37	46,124	0.0
14,639		6.500%, due 09/01/37	17,400	0.0
2,388		6.500%, due 09/01/37	2,838	0.0
12,923		6.500%, due 09/01/37	14,511	0.0
149,820		6.500%, due 09/01/37	168,195	0.0
18,568		6.500%, due 09/01/37	20,851	0.0
78,047		6.500%, due 09/01/37	87,641	0.0
2,663		6.500%, due 09/01/37	2,989	0.0
264,320		6.500%, due 09/01/37	296,567	0.0
1,531,992		6.500%, due 09/01/37	1,720,654	0.1
21,805		6.500%, due 10/01/37	24,466	0.0
35,566		6.500%, due 10/01/37	42,273	0.0
127,104		6.500%, due 10/01/37	142,726	0.0
11,822		6.500%, due 10/01/37	13,279	0.0
367,712		6.500%, due 10/01/37	412,899	0.0
541,067		6.500%, due 11/01/37	643,108	0.0
116,139		6.500%, due 12/01/37	128,195	0.0
3,813		6.500%, due 12/01/37	4,532	0.0
946,789		6.500%, due 12/01/37	1,125,346	0.0
14,098		6.500%, due 12/01/37	16,757	0.0
4,038		6.500%, due 12/01/37	4,800	0.0
6,197		6.500%, due 12/01/37	6,922	0.0
197,063		6.500%, due 12/01/37	221,265	0.0
24,030		6.500%, due 12/01/37	28,562	0.0
3,157		6.500%, due 01/01/38	3,755	0.0
139,004		6.500%, due 01/01/38	156,069	0.0
9,253		6.500%, due 01/01/38	10,392	0.0
122,133		6.500%, due 01/01/38	137,027	0.0
1,019,215		6.500%, due 02/01/38	1,212,307	0.0
455,959		6.500%, due 03/01/38	512,240	0.0
453,558		6.500%, due 04/01/38	509,275	0.0
24,714		6.500%, due 05/01/38	27,590	0.0
1,769		6.500%, due 06/01/38	1,980	0.0
792,134		6.500%, due 08/01/38	889,912	0.0
1,081,714		6.500%, due 08/01/38	1,215,487	0.0
425,901		6.500%, due 08/01/38	506,589	0.0
277,108		6.500%, due 09/01/38	311,315	0.0
96,443		6.500%, due 09/01/38	107,727	0.0
65,365		6.500%, due 09/01/38	73,125	0.0
194,946		6.500%, due 10/01/38	218,946	0.0
37,260		6.500%, due 10/01/38	41,722	0.0
393,279		6.500%, due 10/01/38	441,601	0.0
394,663		6.500%, due 10/01/38	469,432	0.0
380,987		6.500%, due 11/01/38	427,999	0.0
11,500		6.500%, due 01/01/39	12,902	0.0
228,287		6.500%, due 01/01/39	255,781	0.0
176,684		6.500%, due 03/01/39	210,157	0.0
30,148		6.500%, due 08/01/39	34,333	0.0
14,314		6.500%, due 09/01/39	16,301	0.0
805,000		6.625%, due 11/15/30	1,227,342	0.0
3,430,000		7.125%, due 01/15/30	5,394,529	0.1
1,560,000		7.250%, due 05/15/30	2,487,776	0.1
		681,547,431		16.9

		Government National Mortgage Association: 7.1%
17,000,000	W	3.000%, due 08/15/42	18,075,782	0.5
53,000,000	W	3.500%, due 05/15/41	57,591,952	1.4
4,506,701		3.500%, due 10/20/41	4,904,142	0.1
2,847,353		3.500%, due 01/20/42	3,098,459	0.1
11,000,000	W	4.000%, due 01/15/40	12,067,344	0.3
2,881,311		4.000%, due 12/20/40	3,162,484	0.1
14,983,920		4.000%, due 12/20/41	16,329,707	0.4
10,694,633		4.000%, due 01/20/42	11,655,176	0.3
9,930,983		4.000%, due 10/20/42	10,822,938	0.3
5,339,482		4.500%, due 07/20/40	5,905,709	0.1
5,411,661		4.500%, due 02/20/41	5,971,661	0.2
6,536,732		4.500%, due 05/20/41	7,213,154	0.2
7,277,688		4.500%, due 06/20/41	8,007,496	0.2
13,143,672		4.500%, due 07/20/41	14,461,722	0.4
7,491,951		4.500%, due 09/20/41	8,267,220	0.2
12,888,746		4.500%, due 10/20/41	14,222,475	0.4
12,304,161		4.500%, due 12/20/41	13,577,398	0.3
73,546		5.000%, due 10/15/37	80,539	0.0
7,345		5.000%, due 04/15/38	8,014	0.0
499,070		5.000%, due 03/15/39	546,425	0.0
453,710		5.000%, due 08/15/39	496,761	0.0
5,937,377		5.000%, due 09/15/39	6,500,753	0.2
4,721,318		5.000%, due 09/15/39	5,169,306	0.1
4,378,840		5.000%, due 02/15/40	4,817,595	0.1
3,964,864		5.000%, due 04/15/40	4,348,510	0.1
6,436,147		5.000%, due 06/15/40	7,081,042	0.2
474,237		5.000%, due 07/15/40	521,756	0.0
5,200,147		5.000%, due 04/15/42	5,685,445	0.1
5,261,667		5.000%, due 04/20/42	5,812,722	0.1
249,733		5.500%, due 07/20/38	274,171	0.0
2,727,680		5.500%, due 09/20/39	2,982,051	0.1
156,403		5.500%, due 10/20/39	171,707	0.0
4,587,615		5.500%, due 11/20/39	5,015,434	0.1
85,003		5.500%, due 11/20/39	93,321	0.0
58,055		5.500%, due 12/20/40	63,736	0.0
164,890		5.500%, due 01/20/41	181,438	0.0
588,096		5.500%, due 03/20/41	645,645	0.0
1,821,323		5.500%, due 04/20/41	1,999,548	0.1
3,231,381		5.500%, due 05/20/41	3,547,588	0.1
2,991,318		5.500%, due 06/20/41	3,284,034	0.1
114,178		6.000%, due 10/15/36	127,480	0.0
306,785		6.000%, due 08/15/37	342,525	0.0
372,958		6.000%, due 11/15/37	416,408	0.0
56,578		6.000%, due 12/15/37	63,169	0.0
264,068		6.000%, due 01/15/38	294,831	0.0
290,524		6.000%, due 01/15/38	324,369	0.0
160,937		6.000%, due 02/15/38	180,072	0.0
6,525		6.000%, due 02/15/38	7,285	0.0
832,674		6.000%, due 02/15/38	929,680	0.0
10,539		6.000%, due 04/15/38	11,767	0.0
994,480		6.000%, due 05/15/38	1,110,335	0.0
1,819,279		6.000%, due 05/15/38	2,031,223	0.1
268,542		6.000%, due 07/15/38	299,826	0.0
354,874		6.000%, due 09/15/38	396,216	0.0
445,054		6.000%, due 11/15/38	496,902	0.0
4,463,986		6.000%, due 08/20/40	4,994,496	0.1
38,666		7.000%, due 12/15/37	44,620	0.0
		286,733,564		7.1

		Other U.S. Agency Obligations: 0.2%
1,500,000		1.875%, due 08/15/22	1,489,513	0.0
75,000		5.125%, due 08/25/16	87,497	0.0
10,000		6.150%, due 01/15/38	14,615	0.0
5,000,000		7.125%, due 05/01/30	7,677,635	0.2
		9,269,260		0.2

	Total U.S. Government Agency Obligations
	(Cost $1,304,256,606)	1,334,363,537		33.1

FOREIGN GOVERNMENT BONDS: 2.0%
1,950,000		Colombia Government International Bond, 7.375%, 09/18/37	3,042,975	0.1
10,010,000		Brazil Government International Bond, 6.000%, 01/17/17	11,836,825	0.3
3,700,000		Japan Finance Corp., 2.500%, 05/18/16	3,922,152	0.1
12,080,000		Mexico Government International Bond, 4.750%, 03/08/44	13,680,600	0.3
1,460,000		Panama Government International Bond, 8.875%, 09/30/27	2,383,450	0.1
4,000,000		Peru Government International Bond, 6.550%, 03/14/37	5,800,000	0.1
155,000		Peruvian Government International Bond, 7.125%, 03/30/19	203,670	0.0
1,405,000		Poland Government International Bond, 5.125%, 04/21/21	1,669,842	0.0
7,395,000		Province of British Columbia Canada, 2.100%, 05/18/16	7,774,985	0.2
13,308,000		Province of Ontario Canada, 4.400%, 04/14/20	15,683,092	0.4
7,395,000		Republic of Italy, 4.500%, 01/21/15	7,733,114	0.2
3,140,000		South Africa Government Bond, 5.500%, 03/09/20	3,736,600	0.1
2,000,000		Telefonica Emisiones SAU, 5.462%, 02/16/21	2,137,500	0.1

	Total Foreign Government Bonds
	(Cost $74,573,415)	79,604,805		2.0

	Total Long-Term Investments
	(Cost $3,822,377,211)	3,984,613,119		98.9

SHORT-TERM INVESTMENTS: 6.3%
		Commercial Paper: 5.7%
17,000,000		Crown Point Capital LLC, 0.220%, 02/05/13	16,996,288	0.4
23,000,000		Crown Point Capital LLC, 0.250%, 04/08/13	22,984,473	0.6
17,150,000	#	Devon Energy Corp, 0.380%, 02/12/13	17,142,262	0.4
5,000,000		Devon Energy Corp, 0.380%, 03/18/13	4,995,900	0.1
2,850,000	#	Devon Energy Corp, 0.390%, 02/06/13	2,848,859	0.1
18,800,000		Dominion Resources, Inc., 0.390%, 02/11/13	18,791,383	0.5
4,100,000		Dominion Resources, Inc., 0.400%, 01/15/13	4,099,317	0.1
7,572,000		General Mills, Inc., 0.270%, 01/16/13	7,571,091	0.2
13,500,000		General Mills, Inc., 0.310%, 01/04/13	13,499,535	0.3
3,928,000		General Mills, Inc., 0.390%, 01/14/13	3,927,405	0.1
3,000,000		HSBC USA Inc., 0.220%, 02/01/13	2,999,413	0.1
10,000,000		HSBC USA Inc., 0.220%, 02/19/13	9,996,968	0.2
5,750,000		Kinder Morgan Energy Partners LP, 0.400%, 01/03/13	5,749,808	0.1
19,250,000		Kinder Morgan Energy Partners LP, 0.430%, 01/10/13	19,247,701	0.5
20,000,000		Pacific Gas & Electric Co., 0.150%, 01/04/13	19,999,656	0.5
5,000,000		Pacific Gas & Electric Co., 0.320%, 01/11/13	4,999,511	0.1
2,750,000		Potash Corp, 0.300%, 01/14/13	2,749,679	0.1
2,100,000		Virginia Electric and Power Co., 0.420%, 01/23/13	2,099,436	0.1
10,000,000		Vodafone Group PLC, 0.360%, 02/28/13	9,994,100	0.2
500,000	#	Vodafone Group PLC, 0.460%, 05/02/13	499,229	0.0
2,000,000	#	Vodafone Group PLC, 0.660%, 07/24/13	1,992,460	0.1
20,000,000		Weatherford International Ltd., 0.630%, 01/14/13	19,995,100	0.5
5,000,000		Weatherford International Ltd., 0.680%, 01/15/13	4,998,577	0.1
10,250,000		Westpac Securities NZ Ltd., 0.130%, 03/08/13	10,247,437	0.3
		228,425,588		5.7

		U.S. Treasury Bills: 0.0%
1,351,000		United States Treasury Bill, 0.140%, 12/12/13
		(Cost $1,349,123)	1,349,195	0.0

		Certificates of Deposit: 0.4%
17,000,000		JPMorgan Chase & Co., 0.358%, 10/04/12
		(Cost $17,000,000)	17,001,657	0.4

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.2%
6,199,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $6,199,000)	6,199,000	0.2

Total Short-Term Investments
(Cost $252,959,464)	252,975,440	6.3

Total Investments in Securities (Cost $4,075,336,675)	$4,237,588,559	105.2
Liabilities in Excess of Other Assets	(209,099,540)	(5.2)
Net Assets	$4,028,489,019	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.
+	Step-up basis bonds. Interest rates shown reflect current and next coupon rates.
W	Settlement is on a when-issued or delayed-delivery basis.

Cost for federal income tax purposes is $4,076,540,688.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$164,831,362
Gross Unrealized Depreciation	(3,783,491)
Net Unrealized Appreciation	$161,047,871

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$–	$1,007,627,819	$–	$1,007,627,819
Collateralized Mortgage Obligations	–	75,545,280	–	75,545,280
Municipal Bonds	–	36,989,826	–	36,989,826
Short-Term Investments	6,199,000	246,776,440	–	252,975,440
U.S. Treasury Obligations	–	1,441,604,128	–	1,441,604,128
Foreign Government Bonds	–	79,604,805	–	79,604,805
U.S. Government Agency Obligations	–	1,334,363,537	–	1,334,363,537
Asset-Backed Securities	–	8,877,724	–	8,877,724
Total Investments, at fair value	$6,199,000	$4,231,389,559	$–	$4,237,588,559
Other Financial Instruments+
Swaps	–	11,092	–	11,092
Total Assets	$6,199,000	$4,231,400,651	$–	$4,237,599,651

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.

ING U.S. Bond Index Portfolio Over-the-Counter Credit Default Swap Agreements Outstanding on December 31, 2012:

Credit Default Swaps on Credit Indices - Sell Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(2)	Fair Value(3)	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	CDX.NA.IG.19 Index	Sell	1.000	12/20/17	USD 5,000,000	$11,092	$13,689	$(2,597)
						$11,092	$13,689	$(2,597)

(1)	If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.
(2)	The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.
(3)	The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.4%
		Consumer Discretionary: 3.5%
22,580		Arcelik A/S	148,090	0.1
1,793		Axel Springer AG	76,759	0.0
7,316		Bayerische Motoren Werke AG	711,931	0.4
16,296		British Sky Broadcasting PLC	205,533	0.1
4,000		Cablevision Systems Corp.	59,760	0.0
2,593		Cie Generale des Etablissements Michelin	248,460	0.1
15,218		Crown Ltd.	170,077	0.1
20,155		DaimlerChrysler AG	1,109,651	0.6
5,190		Electrolux AB	137,091	0.1
1,253		Eutelsat Communications	41,675	0.0
16,205		Ford Otomotiv Sanayi A/S	194,953	0.1
4,600		H&R Block, Inc.	85,422	0.0
23,096		Harvey Norman Holdings Ltd.	45,977	0.0
21,859		Hennes & Mauritz AB	757,568	0.4
3,000		Jardine Cycle & Carriage Ltd.	119,489	0.1
3,827		Lagardere SCA	128,725	0.1
4,300		Leggett & Platt, Inc.	117,046	0.1
25,746		Marks & Spencer Group PLC	161,728	0.1
2,528		Nokian Renkaat OYJ	101,265	0.1
12,570		Pearson PLC	245,010	0.1
12,842		Reed Elsevier NV	190,418	0.1
19,645		Reed Elsevier PLC	207,406	0.1
1,700		Sankyo Co., Ltd.	67,456	0.0
3,800		Shaw Communications, Inc. - Class B	87,254	0.1
45,000		Singapore Press Holdings Ltd.	149,017	0.1
52,392		Tattersall's Ltd.	165,023	0.1
10,267		Thomson Reuters Corp.	297,059	0.2
21,384		TUI Travel PLC	99,228	0.1
6,382		Wolters Kluwer NV	131,098	0.1
		6,260,169		3.5

		Consumer Staples: 5.7%
30,911		Altria Group, Inc.	971,224	0.5
24,500		Astra Agro Lestari Tbk PT	50,305	0.0
7,400		Avon Products, Inc.	106,264	0.1
7,300		British American Tobacco Malaysia Bhd	148,558	0.1
26,302		British American Tobacco PLC	1,337,068	0.7
15,175		Carrefour S.A.	390,718	0.2
2,165		Casino Guichard Perrachon S.A.	207,370	0.1
13,409		Coca-Cola Amatil Ltd.	188,442	0.1
3,800		ConAgra Foods, Inc.	112,100	0.1
1,516		Delhaize Group	61,063	0.0
37,800		Grupo Modelo S.A.	339,069	0.2
14,176		Imperial Tobacco Group PLC	549,628	0.3
29,956		J Sainsbury PLC	169,481	0.1
11,362		Koninklijke Ahold NV	152,354	0.1
2,436	@	KT&G Corp.	183,853	0.1
10,100		Kuala Lumpur Kepong BHD	79,586	0.1
2,370		Lorillard, Inc.	276,508	0.1
19,643		Metcash Ltd.	68,097	0.0
5,459		Metro AG	151,659	0.1
7,400		Natura Cosmeticos S.A.	211,935	0.1
20,825		Parmalat S.p.A.	48,454	0.0
8,884		Reckitt Benckiser PLC	563,955	0.3
10,366		Reynolds American, Inc.	429,463	0.2
900		Safeway, Inc.	16,281	0.0
2,400		Shiseido Co., Ltd.	33,877	0.0
7,061		Svenska Cellulosa AB - B Shares	153,525	0.1
4,838		Sysco Corp.	153,171	0.1
10,896		Tate & Lyle PLC	134,808	0.1
117,254		Tesco PLC	645,906	0.4
17,076		Unilever PLC	663,763	0.4
23,678		Wesfarmers Ltd.	913,528	0.5
34,935		WM Morrison Supermarkets PLC	150,000	0.1
25,041		Woolworths Ltd.	768,220	0.4
		10,430,233		5.7

		Energy: 12.7%
6,034		Aker Solutions ASA	124,956	0.1
6,713		ARC Resources Ltd.	164,940	0.1
2,200		Baytex Energy Corp.	94,817	0.1
6,247		Bonavista Energy Corp.	93,074	0.0
281,381		BP PLC	1,956,427	1.1
6,904		Caltex Australia Ltd.	139,252	0.1
11,155		Canadian Oil Sands Ltd.	226,195	0.1
248,000		China Petroleum & Chemical Corp.	285,516	0.2
49,500		China Shenhua Energy Co., Ltd.	221,726	0.1
484,000		CNOOC Ltd.	1,066,258	0.6
18,576		ConocoPhillips	1,077,222	0.6
5,627		Cresent Point Energy Corp.	212,816	0.1
2,468		Diamond Offshore Drilling	167,725	0.1
8,885		EnCana Corp.	175,610	0.1
9,500		Enerplus Corp.	123,203	0.1
77,953		ENI S.p.A.	1,909,665	1.1
3,755		Exxaro Resources Ltd.	75,657	0.0
137,000		Formosa Petrochemical Corp.	407,875	0.2
201,683		Gazprom OAO ADR	1,907,921	1.0
14,512		Husky Energy, Inc.	428,926	0.2
40,000		Indo Tambangraya Megah PT	173,163	0.1
33,400		JX Holdings, Inc.	188,569	0.1
10,695		Lukoil OAO ADR	707,474	0.4
16,782		Gazprom Neft JSC ADR	389,007	0.2
5,560		OMV AG	201,473	0.1
14,643		Origin Energy Ltd.	180,003	0.1
3,370		Pembina Pipeline Corp.	96,421	0.1
15,501		Pengrowth Energy Corp.	77,139	0.0
12,649		Penn West Petroleum Ltd.	137,337	0.1
5,000		PetroBakken Energy Ltd.	51,523	0.0
248,000		PetroChina Co., Ltd.	357,781	0.2
90,000		Petroleo Brasileiro SA	859,341	0.5
6,200		Petronas Dagangan BHD	47,646	0.0
34,700		PTT PCL	379,352	0.2
31,672		Repsol YPF S.A.	646,516	0.4
45,133		Royal Dutch Shell PLC - Class B	1,610,188	0.9
7,945		Sasol Ltd.	342,614	0.2
1,881		S-Oil Corp.	185,790	0.1
8,589		Spectra Energy Corp.	235,167	0.1
45,939		Statoil ASA	1,157,875	0.6
4,379		Tatneft ADR	194,967	0.1
34,400		Thai Oil PCL	76,779	0.0
10,000		TonenGeneral Sekiyu KK	86,477	0.0
45,546		Total S.A.	2,369,904	1.3
9,896		TransCanada Corp.	467,789	0.3
8,659		Tupras Turkiye Petrol Rafinerileri AS	251,418	0.1
2,800		Veresen, Inc.	33,300	0.0
2,100		Vermilion Energy, Inc.	109,718	0.1
10,235		Woodside Petroleum Ltd.	364,726	0.2
4,849		WorleyParsons Ltd.	119,446	0.1
52,000		Yanzhou Coal Mining Co., Ltd.	88,643	0.1
		23,047,327		12.7

		Financials: 27.1%
27,242		Aberdeen Asset Management PLC	163,927	0.1
11,189		ABSA Group Ltd.	217,831	0.1
6,278		Admiral Group PLC	119,587	0.1
24,028		African Bank Investments Ltd.	91,693	0.0
5,689		Ageas	168,095	0.1
7,852		Allianz AG	1,094,551	0.6
18,964		Amlin PLC	117,894	0.1
68,298		AMP Ltd.	346,434	0.2
20,000		Aozora Bank Ltd.	61,494	0.0
3,300		Ares Capital Corp.	57,750	0.0
16,987		Ashmore Group PLC	100,307	0.1
5,655		ASX Ltd.	184,547	0.1
73,273		Australia & New Zealand Banking Group Ltd.	1,929,762	1.1
90,738		Aviva PLC	561,485	0.3
48,420		AXA S.A.	869,424	0.5
1,076		Baloise Holding AG	92,937	0.0
1,491,425		Banco de Chile	241,089	0.1
69,100		Banco do Brasil S.A.	863,961	0.5
59,200		Banco Santander Brasil S.A.	432,832	0.2
1,655		Bank Handlowy w Warszawie	52,560	0.0
1,347	@	Bank of Austria - Escrow	–	–
1,524,800		Bank of China Ltd.	690,556	0.4
8,769		Bank of Montreal	536,525	0.3
12,853		Bank of Nova Scotia	742,469	0.4
3,658		Bank Pekao S.A.	198,498	0.1
129,223		Barclays PLC	561,345	0.3
62,589		Banco Bilbao Vizcaya Argentaria S.A.	581,507	0.3
7,375		Bendigo Bank Ltd.	65,698	0.0
35,900		BM&F Bovespa S.A.	245,470	0.1
15,387		BNP Paribas	875,987	0.5
169,000		BOC Hong Kong Holdings Ltd.	531,637	0.3
15,048		British Land Co. PLC	139,024	0.1
6,596		Canadian Imperial Bank of Commerce	530,293	0.3
283,000		China Citic Bank	171,504	0.1
3,353,000		China Construction Bank	2,740,112	1.5
82,688		Chinatrust Financial Holding Co., Ltd.	49,165	0.0
149,000		Chongqing Rural Commercial Bank	83,175	0.0
35,000		Sumitomo Mitsui Trust Holdings, Inc.	123,316	0.1
6,121		CI Financial Corp.	153,410	0.1
3,554		Cincinnati Financial Corp.	139,175	0.1
14,899		CNP Assurances	229,337	0.1
41,913		Commonwealth Bank of Australia	2,729,654	1.5
7,907,406		Corpbanca	106,170	0.1
1,727	@	CaixaBank	6,011	0.0
76,751		CaixaBank	268,865	0.1
1,600		Daito Trust Construction Co., Ltd.	151,216	0.1
26,000		DBS Group Holdings Ltd.	319,190	0.2
3,286		Delta Lloyd NV	54,133	0.0
4,126		Deutsche Boerse AG	253,016	0.1
7,500		Duke Realty Corp.	104,025	0.1
977		Euler Hermes SA	84,607	0.0
14,627		Gjensidige Forsikring ASA	210,198	0.1
18,213		Great-West Lifeco, Inc.	445,850	0.2
84,800		Guangzhou R&F Properties Co., Ltd.	143,720	0.1
8,853		Hammerson PLC	70,990	0.0
30,800		Hang Seng Bank Ltd.	475,458	0.3
2,680		Hannover Rueckversicheru - Reg	209,909	0.1
3,511		Hargreaves Lansdown PLC	39,269	0.0
7,207		HCP, Inc.	325,612	0.2
3,061		Health Care Real Estate Investment Trust, Inc.	187,609	0.1
11,500		Hong Kong Exchanges and Clearing Ltd.	199,021	0.1
3,800		Hospitality Properties Trust	88,996	0.0
276,216		HSBC Holdings PLC	2,927,012	1.6
13,300		Hudson City Bancorp., Inc.	108,129	0.1
14,717		ICAP PLC	74,419	0.0
4,887		IGM Financial, Inc.	204,382	0.1
1,323,000		Industrial and Commercial Bank of China Ltd.	954,911	0.5
6,930	@	Industrial Bank Of Korea	77,476	0.0
47,110		Insurance Australia Group	232,034	0.1
231,489		Intesa Sanpaolo S.p.A.	400,319	0.2
1,362		Investor AB	34,894	0.0
35,000		Keppel Land Ltd.	117,224	0.1
4,900		Kimco Realty Corp.	94,668	0.0
901		Kinnevik Investment AB	18,847	0.0
4,439		Klepierre	177,425	0.1
832		Komercni Banka AS	175,882	0.1
150,500		Krung Thai Bank PCL	97,183	0.1
124,754		Legal & General Group PLC	299,145	0.2
14,537		Lend Lease Corp., Ltd.	141,966	0.1
3,500		Liberty Property Trust	125,195	0.1
2,200		Macerich Co.	128,260	0.1
7,543		Macquarie Group Ltd.	282,570	0.2
190,400		Malayan Banking BHD	574,252	0.3
83,486		Man Group PLC	114,501	0.1
24,975		Manulife Financial Corp.	339,210	0.2
73,503		Corp. Mapfre S.A.	226,474	0.1
9,335		Mediobanca S.p.A.	57,663	0.0
212,849		Mega Financial Holdings Co., Ltd.	166,718	0.1
6,500		Mitsui Sumitomo Insurance Group Holdings, Inc.	129,720	0.1
368,000		Mizuho Financial Group, Inc.	674,723	0.4
47,333		MMI Holdings Ltd.	124,465	0.1
3,557		Muenchener Rueckversicherungs AG	642,141	0.4
70,650		National Australia Bank Ltd.	1,858,321	1.0
1,400		National Bank Of Canada	108,712	0.1
54,408		Natixis	185,973	0.1
78,785		New World Development Ltd.	124,731	0.1
12,784		New York Community Bancorp., Inc.	167,470	0.1
7,950		NKSJ Holdings, Inc.	170,520	0.1
51,154		Nordea Bank AB	492,047	0.3
3,100		NYSE Euronext	97,774	0.1
45,585		Old Mutual PLC	133,885	0.1
9,800		Old Republic International Corp.	104,370	0.1
3,100		Omega Healthcare Investors, Inc.	73,935	0.0
7,500		People's United Financial, Inc.	90,675	0.0
2,600		Piedmont Office Realty Trust, Inc.	46,930	0.0
26,883		Platinum Asset Management Ltd.	112,053	0.1
3,554		Plum Creek Timber Co., Inc.	157,691	0.1
3,125		Pohjola Bank PLC	46,793	0.0
8,589		Power Corp. of Canada	219,150	0.1
13,426		Power Financial Corp.	367,673	0.2
21,247		Powszechna Kasa Oszczednosci Bank Polski S.A.	254,452	0.1
3,400		Principal Financial Group, Inc.	96,968	0.0
34,796		Prudential PLC	496,449	0.3
1,580		Powszechny Zaklad Ubezpieczen SA	223,683	0.1
28,512		QBE Insurance Group Ltd.	326,689	0.2
2,471		Raiffeisen International Bank Holding AG	102,792	0.1
7,995		Ratos AB	76,998	0.0
2,900		Realty Income Corp.	116,609	0.1
2,200		Regency Centers Corp.	103,664	0.1
37,200		Resona Holdings, Inc.	170,092	0.1
6,267		RioCan Real Estate Investment Trust	173,639	0.1
17,972		Royal Bank of Canada	1,081,897	0.6
103,794		Royal & Sun Alliance Insurance Group	214,353	0.1
11,728		Sampo OYJ	379,821	0.2
35,740		Sanlam Ltd.	190,312	0.1
5,985		Scor S.A.	161,767	0.1
23,291		Segro PLC	94,540	0.1
4,000		Senior Housing Properties Trust	94,560	0.0
5,073	@	Shopping Centres Australasia Property Group	7,902	0.0
23,000		Singapore Exchange Ltd.	133,655	0.1
64,000		Sino Land Co.	117,193	0.1
28,258		Skandinaviska Enskilda Banken AB	241,766	0.1
21,121		Standard Bank Group Ltd.	297,911	0.2
26,936		Standard Chartered PLC	697,100	0.4
54,807		Standard Life PLC	299,601	0.2
19,300		Sumitomo Mitsui Financial Group, Inc.	701,397	0.4
28,000		Sun Hung Kai Properties Ltd.	424,627	0.2
10,760		Sun Life Financial, Inc.	285,253	0.2
32,949		Suncorp-Metway Ltd.	351,858	0.2
10,120		Svenska Handelsbanken AB	363,833	0.2
15,300		Swedbank AB	300,574	0.2
813		Vienna Insurance Group	43,393	0.0
95,608		Westpac Banking Corp.	2,619,650	1.4
		49,155,391		27.1

		Health Care: 8.6%
6,000		Astellas Pharma, Inc.	269,770	0.2
27,102		AstraZeneca PLC	1,284,363	0.7
20,075		Bristol-Myers Squibb Co.	654,244	0.3
703		Cochlear Ltd.	58,279	0.0
12,200		Daiichi Sankyo Co., Ltd.	187,297	0.1
4,400		Eisai Co., Ltd.	183,668	0.1
17,214		Eli Lilly & Co.	848,995	0.5
82,069		GlaxoSmithKline PLC	1,786,840	1.0
38,931		Merck & Co., Inc.	1,593,835	0.9
35,643		Novartis AG	2,251,685	1.2
88,085		Pfizer, Inc.	2,209,172	1.2
8,893		Roche Holding AG - Genusschein	1,797,997	1.0
19,240		Sanofi-Aventis SA	1,824,537	1.0
1,300		Shionogi & Co., Ltd.	21,663	0.0
5,727		Sonic Healthcare Ltd.	79,941	0.1
12,700		Takeda Pharmaceutical Co., Ltd.	567,627	0.3
		15,619,913		8.6

		Industrials: 6.8%
12,305		Abertis Infraestructuras S.A.	203,235	0.1
15,090		ACS Actividades de Construccion y Servicios S.A.	382,437	0.2
21,000		Asahi Glass Co., Ltd.	153,333	0.1
16,217		Altantia S.p.A.	294,479	0.2
78,637		BAE Systems PLC	437,081	0.2
8,490		Balfour Beatty PLC	38,213	0.0
8,139		Bouygues S.A.	242,195	0.1
27,808		Brambles Ltd.	220,498	0.1
46,000		China Merchants Holdings International Co., Ltd.	150,224	0.1
8,120		Cie de Saint-Gobain	348,706	0.2
67,000		Citic Pacific Ltd.	101,368	0.1
12,000		Dai Nippon Printing Co., Ltd.	94,097	0.1
22,522		Deutsche Post AG	496,061	0.3
89,610		Far Eastern New Century Corp.	102,891	0.1
13,001		Ferrovial SA	193,538	0.1
25,500		Hopewell Holdings	110,564	0.1
166,000		Hutchison Port Holdings Trust	131,140	0.1
3,280		IMI PLC	59,366	0.0
1,197		Iron Mountain, Inc.	37,167	0.0
25,400		Itochu Corp.	268,455	0.1
27,900		Keppel Corp., Ltd.	254,771	0.1
2,588		Koninklijke Boskalis Westminster NV	117,152	0.1
15,815		Koninklijke Philips Electronics NV	418,787	0.2
1,054		Kuehne & Nagel International AG	127,069	0.1
2,818		Legrand S.A.	119,585	0.1
4,344		Lockheed Martin Corp.	400,908	0.2
3,590		Metso OYJ	153,264	0.1
23,700		Mitsubishi Corp.	456,295	0.3
28,900		Mitsui & Co., Ltd.	433,178	0.2
23,862		Orkla ASA	209,115	0.1
5,200		Pitney Bowes, Inc.	55,328	0.0
3,507		Randstad Holdings NV	130,170	0.1
4,831		Rexel SA	98,808	0.1
6,098		Scania AB - B Shares	126,786	0.1
6,854		Schneider Electric S.A.	501,995	0.3
49,000		SembCorp Marine Ltd.	187,190	0.1
97		SGS S.A.	215,443	0.1
21,000		SIA Engineering Co., Ltd.	75,723	0.0
12,190		Siemens AG	1,332,991	0.7
41,000		Singapore Airlines Ltd.	363,652	0.2
10,752		Skanska AB	176,450	0.1
5,936		SKF AB - B Shares	150,345	0.1
4,787		Smiths Group PLC	93,766	0.1
80,225		Snam Rete Gas S.p.A.	374,457	0.2
72,000		Singapore Technologies Engineering Ltd.	227,247	0.1
17,500		Sumitomo Corp.	224,522	0.1
23,800		Sydney Airport	83,837	0.0
17,228		Toll Holdings Ltd.	82,573	0.0
5,000		Toppan Printing Co., Ltd.	30,996	0.0
2,290		Vallourec	120,208	0.1
9,841		Vinci S.A.	473,818	0.3
6,417		Waste Management, Inc.	216,509	0.1
82,000		Yangzijiang Shipbuilding Holdings Ltd.	65,697	0.0
6,633		Zardoya Otis SA	94,557	0.1
110,000		Zhejiang Expressway Co., Ltd.	87,012	0.0
		12,345,252		6.8

		Information Technology: 1.9%
14,398		Asustek Computer, Inc.	163,048	0.1
14,900		Canon, Inc.	577,520	0.3
117,720		Compal Electronics, Inc.	79,737	0.0
2,411		Computershare Ltd.	22,745	0.0
36,000		Delta Electronics, Inc.	132,676	0.1
34,681		Telefonaktiebolaget LM Ericsson	350,321	0.2
26,000		HTC Corp.	271,580	0.1
33,390		Lite-On Technology Corp.	44,564	0.0
28,000		MediaTek, Inc.	313,238	0.2
4,100		Microchip Technology, Inc.	133,619	0.1
113,709		Nokia OYJ	449,347	0.2
4,689		Paychex, Inc.	146,016	0.1
72,220		Quanta Computer, Inc.	170,929	0.1
11,000		Ricoh Co., Ltd.	116,759	0.1
6,314		Sage Group PLC	30,361	0.0
102,560		Siliconware Precision Industries Co.	110,482	0.1
22,236	@	STMicroelectronics NV	161,424	0.1
312,000		United Microelectronics Corp.	126,104	0.1
60,267		Wistron Corp.	63,093	0.0
		3,463,563		1.9

		Materials: 7.8%
2,587		Akzo Nobel NV	171,252	0.1
23,934		Amcor Ltd.	202,285	0.1
93,387		Asia Cement Corp.	120,560	0.1
12,024		BASF AG	1,136,995	0.6
43,651		BHP Billiton Ltd.	1,704,161	0.9
27,909		BHP Billiton PLC	984,453	0.5
254,810		China Steel Corp.	240,619	0.1
34,600		Cia Siderurgica Nacional S.A.	200,418	0.1
9,576	@	CRH PLC	194,740	0.1
81,714		Eregli Demir ve Celik Fabrikalari TAS	112,953	0.1
26,407		Eurasian Natural Resources Corp.	124,892	0.1
21,326		Evraz PLC	91,526	0.1
16,731		Fletcher Building Ltd.	117,440	0.1
172,000		Formosa Chemicals & Fibre Co.	446,661	0.2
166,000		Formosa Plastics Corp.	451,378	0.3
12,138		Fresnillo PLC	372,293	0.2
120,600		Grupo Mexico SA de CV Series B	435,049	0.2
9,078		Iluka Resources Ltd.	87,730	0.0
6,908		Impala Platinum Holdings Ltd.	138,154	0.1
33,489		Incitec Pivot Ltd.	114,177	0.1
336,500		Vale Indonesia Tbk PT	82,595	0.0
30,601		Israel Chemicals Ltd.	368,532	0.2
3,183		K+S AG	147,831	0.1
9,878		Kazakhmys PLC	127,670	0.1
6,907		KGHM Polska Miedz SA	426,695	0.2
1,987		Koninklijke DSM NV	121,100	0.1
8,172		Kumba Iron Ore Ltd.	552,943	0.3
23,791		MMC Norilsk Nickel ADR	445,398	0.2
203,000		Nan Ya Plastics Corp.	393,864	0.2
8,490		Novolipetsk Steel GDR	175,966	0.1
3,258		Nucor Corp.	140,680	0.1
5,991		Orica Ltd.	157,601	0.1
12,214		OZ Minerals Ltd.	86,739	0.0
100,100		Petronas Chemicals Group Bhd	210,053	0.1
6,800		Phosagro OAO GDR	92,480	0.0
58,300		PTT Global Chemical PCL	134,881	0.1
11,749		Rexam PLC	84,067	0.0
15,397		Rio Tinto PLC	898,044	0.5
17,052		Southern Copper Corp.	645,589	0.4
16,813		Stora Enso OYJ (Euro Denominated Security)	117,682	0.1
84,000		Taiwan Cement Corp.	113,187	0.1
13,968		UPM-Kymmene OYJ	164,331	0.1
45,700		Vale SA	943,686	0.5
3,460		Voestalpine AG	127,132	0.1
		14,206,482		7.8

		Telecommunication Services: 15.5%
52,500		Advanced Info Service PCL	361,085	0.2
88,037		AT&T, Inc.	2,967,727	1.6
12,384		BCE, Inc.	530,743	0.3
12,324		Belgacom S.A.	362,470	0.2
5,000		Bell Aliant, Inc.	132,301	0.1
120,304		Bezeq Israeli Telecommunication Corp., Ltd.	139,349	0.1
88,053		BT Group PLC	335,942	0.2
12,724		CenturyTel, Inc.	497,763	0.3
250,500		China Mobile Ltd.	2,947,809	1.6
150,673		Chunghwa Telecom Co., Ltd.	490,831	0.3
104,039		Deutsche Telekom AG	1,184,273	0.7
150,000		Digi.Com BHD	260,700	0.1
2,520		Elisa OYJ	55,868	0.0
5,224		Empresa Nacional de Telecom	108,019	0.1
60,159		Far EasTone Telecommunications Co., Ltd.	153,609	0.1
108,158		France Telecom S.A.	1,199,891	0.7
46,175		Frontier Communications Corp.	197,629	0.1
3,770		Globe Telecom, Inc.	100,592	0.1
6,913		Inmarsat PLC	66,635	0.0
4,543	@	KT Corp.	151,078	0.1
132,500		Maxis Bhd	288,138	0.2
19,250		Mobile Telesystems OJSC ADR	359,012	0.2
26,999		MTN Group Ltd.	568,294	0.3
16,200		Nippon Telegraph & Telephone Corp.	682,068	0.4
557		NTT DoCoMo, Inc.	802,927	0.4
23,300		Oi SA	104,238	0.0
4,345		Philippine Long Distance Telephone Co.	268,526	0.2
50,473		Portugal Telecom SGPS S.A.	251,347	0.1
5,923		Rogers Communications, Inc. - Class B (Canadian Denominated Security)	268,908	0.1
81,833		Shin Corp. PCL	185,415	0.1
361,000		Singapore Telecommunications Ltd.	982,292	0.5
1,610		SK Telecom Co., Ltd.	229,557	0.1
51,000		StarHub Ltd.	159,742	0.1
1,082		Swisscom AG	468,845	0.3
67,000		Taiwan Mobile Co., Ltd.	247,602	0.1
21,185		TDC A/S	150,098	0.1
14,596		Tele2 AB - B Shares	263,821	0.1
84,532		Telecom Corp. of New Zealand Ltd.	160,003	0.1
288,751		Telecom Italia S.p.A.	261,918	0.1
10,464		Telefonica O2 Czech Republic A/S	178,141	0.1
11,695		Telekom Austria AG	88,803	0.1
44,500		Telekomunikacja Polska S.A.	175,547	0.1
270,000		Telekomunikasi Indonesia Tbk PT	254,482	0.1
23,579		Telenor ASA	480,112	0.3
79,316		TeliaSonera AB	538,476	0.3
406,433		Telstra Corp., Ltd.	1,852,012	1.0
2,419		TELUS Corp.	158,316	0.1
101,071		Turk Telekomunikasyon AS	392,960	0.2
39,588		Verizon Communications, Inc.	1,712,973	0.9
29,158		Vivendi	659,439	0.4
20,789		Vodacom Group Pty Ltd.	305,943	0.2
878,305		Vodafone Group PLC	2,210,938	1.2
17,522		Windstream Corp.	145,082	0.1
		28,100,289		15.5

		Utilities: 8.8%
155,400		Aboitiz Power Corp.	139,943	0.1
1,607		Acciona SA	120,009	0.1
98,614		AES Gener SA	63,329	0.0
2,400		AES Tiete SA	24,592	0.0
10,711		AGL Energy Ltd.	172,192	0.1
400		AGL Resources, Inc.	15,988	0.0
36,976		Aguas Andinas SA	26,239	0.0
2,500		Alliant Energy Corp.	109,775	0.1
4,591		Ameren Corp.	141,036	0.1
8,293		American Electric Power Co., Inc.	353,945	0.2
7,602		CenterPoint Energy, Inc.	146,339	0.1
22,400		Centrais Eletricas Brasileiras SA	69,251	0.0
94,175		Centrica PLC	513,981	0.3
12,071		CEZ A/S	431,826	0.2
11,600		Chubu Electric Power Co., Inc.	154,799	0.1
4,700		Chugoku Electric Power Co., Inc.	73,960	0.0
11,755		Cia Energetica de Minas Gerais	125,731	0.1
31,000		CLP Holdings Ltd.	260,457	0.1
900		CMS Energy Corp.	21,942	0.0
4,295		Consolidated Edison, Inc.	238,544	0.1
22,300		CPFL Energia S.A.	233,074	0.1
7,700		Dominion Resources, Inc.	398,860	0.2
3,655		Drax Group PLC	32,722	0.0
2,567		DTE Energy Co.	154,148	0.1
9,207		Duke Energy Corp.	587,407	0.3
41,348		E.ON AG	775,528	0.4
9,300		EDP - Energias do Brasil S.A.	56,731	0.0
38,959		Electricite de France SA	721,934	0.4
4,297		Enagas	92,060	0.0
14,847		Endesa S.A.	330,608	0.2
290,637		Enel S.p.A.	1,208,906	0.7
99,049		Energias de Portugal S.A.	301,287	0.2
2,271		Entergy Corp.	144,776	0.1
11,057		Exelon Corp.	328,835	0.2
5,923		FirstEnergy Corp.	247,345	0.1
16,991		Fortum OYJ	318,089	0.2
16,292		Gas Natural SDG S.A.	293,703	0.2
56,531		Gaz de France	1,164,323	0.6
35,000		Power Assets Holdings Ltd.	300,285	0.2
1,550		Integrys Energy Group, Inc.	80,941	0.0
14,300		Kansai Electric Power Co., Inc.	150,181	0.1
10,100		Kyushu Electric Power Co., Inc.	115,152	0.1
9,000		Light S.A.	98,110	0.1
15,200		Manila Electric Co.	96,829	0.0
69,207		National Grid PLC	793,768	0.4
5,775		Pacific Gas & Electric Co.	232,040	0.1
6,600		Pepco Holdings, Inc.	129,426	0.1
325,500		Perusahaan Gas Negara PT	155,863	0.1
2,300		Pinnacle West Capital Corp.	117,254	0.1
7,305		PPL Corp.	209,142	0.1
6,121		Public Service Enterprise Group, Inc.	187,303	0.1
1,774		Red Electrica de Espana	87,629	0.0
12,754		RWE AG	529,006	0.3
2,700		SCANA Corp.	123,228	0.1
19,830		Scottish & Southern Energy PLC	461,330	0.2
4,819		Severn Trent PLC	124,002	0.1
11,117		Southern Co.	475,919	0.3
10,891		Suez Environnement S.A.	131,377	0.1
15,700		Tauron Polska Energia SA	24,116	0.0
5,300		TECO Energy, Inc.	88,828	0.1
49,357		Terna S.p.A	197,515	0.1
7,400		Tractebel Energia S.A.	120,532	0.1
4,700		Transalta Corp.	71,443	0.0
15,081		United Utilities Group PLC	166,023	0.1
8,032		Vector Ltd.	18,157	0.0
12,655		Veolia Environnement	153,418	0.1
		16,033,031		8.8

	Total Common Stock
	(Cost $157,796,109)	178,661,650		98.4

RIGHTS: 0.0%
		Energy: 0.0%
31,672	@	Repsol SA	19,314	0.0

		Financials: 0.0%
67,607	@	Banco de Chile	855	0.0

	Total Rights
	(Cost $–)	20,169		0.0

	Total Long-Term Investments
	(Cost $157,796,109)	178,681,819		98.4

SHORT-TERM INVESTMENTS: 1.6%
		Mutual Funds: 1.6%
2,988,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $2,988,000)	2,988,000	1.6

Total Short-Term Investments
(Cost $2,988,000)	2,988,000	1.6

Total Investments in Securities (Cost $160,784,109)	$181,669,819	100.0
Assets in Excess of Other Liabilities	23,874	–
Net Assets	$181,693,693	100.0

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Cost for federal income tax purposes is $163,139,703.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$31,403,583
Gross Unrealized Depreciation	(12,873,467)
Net Unrealized Appreciation	$18,530,116

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs # (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$794,631	$5,465,538	$–	$6,260,169
Consumer Staples	2,799,868	7,630,365	–	10,430,233
Energy	7,884,311	15,163,016	–	23,047,327
Financials	9,595,952	39,559,439	–	49,155,391
Health Care	5,306,246	10,313,667	–	15,619,913
Industrials	935,609	11,409,643	–	12,345,252
Information Technology	279,635	3,183,928	–	3,463,563
Materials	2,457,902	11,748,580	–	14,206,482
Telecommunication Services	7,648,990	20,451,299	–	28,100,289
Utilities	6,184,487	9,848,544	–	16,033,031
Total Common Stock	43,887,631	134,774,019	–	178,661,650
Rights	20,169	–	–	20,169
Short-Term Investments	2,988,000	–	–	2,988,000
Total Investments, at fair value	$46,895,800	$134,774,019	$–	$181,669,819
Other Financial Instruments+
Futures	33,685	–	–	33,685
Total Assets	$46,929,485	$134,774,019	$–	$181,703,504
Liabilities Table
Other Financial Instruments+
Futures	$(4,087)	$–	$–	$(4,087)
Total Liabilities	$(4,087)	$–	$–	$(4,087)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio's investments are categorized as Level 2 investments.

ING WisdomTree(SM) Global High-Yielding Equity Index Portfolio Open Futures Contracts on December 31, 2012:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	30	03/15/13	$2,430,450	$18,674
Mini MSCI Emerging Markets Index	16	03/15/13	858,800	15,011
S&P 500 E-Mini	11	03/15/13	781,055	(4,087)
			$4,070,305	$29,598

ING Index Plus LargeCap Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.4%
		Consumer Discretionary: 12.8%
78,523		ADT Corp.	3,650,534	0.6
7,057	@	Amazon.com, Inc.	1,772,295	0.3
166,911		CBS Corp. - Class B	6,350,964	1.0
262,503		Comcast Corp. – Class A	9,812,362	1.5
79,854	@	Delphi Automotive PLC	3,054,416	0.5
29,582	@	Discovery Communications, Inc. - Class A	1,877,865	0.3
71,541		Foot Locker, Inc.	2,297,897	0.3
158,578		Gap, Inc.	4,922,261	0.8
49,497		Harley-Davidson, Inc.	2,417,433	0.4
100,416		Home Depot, Inc.	6,210,730	1.0
122,564		Lowe's Cos., Inc.	4,353,473	0.7
141,673		Macy's, Inc.	5,528,080	0.8
21,385		McDonald's Corp.	1,886,371	0.3
60,000	@	Michael Kors Holdings Ltd.	3,061,800	0.5
163,117		Newell Rubbermaid, Inc.	3,632,616	0.6
24,653		Petsmart, Inc.	1,684,786	0.2
4,895	@	Priceline.com, Inc.	3,040,774	0.5
34,915		Ross Stores, Inc.	1,890,647	0.3
32,699		Scripps Networks Interactive - Class A	1,893,926	0.3
29,049		Six Flags Entertainment Corp.	1,777,799	0.3
95,497		Starbucks Corp.	5,120,549	0.8
53,799		TJX Cos., Inc.	2,283,768	0.3
33,684		Walt Disney Co.	1,677,126	0.2
37,165		Wyndham Worldwide Corp.	1,977,550	0.3
		82,176,022		12.8

		Consumer Staples: 9.8%
121,779		Altria Group, Inc.	3,826,296	0.6
113,068		Coca-Cola Co.	4,098,715	0.6
161,029		Coca-Cola Enterprises, Inc.	5,109,450	0.8
57,625		Costco Wholesale Corp.	5,691,621	0.9
29,248		Estee Lauder Cos, Inc.	1,750,785	0.3
57,915		JM Smucker Co.	4,994,590	0.8
72,214		Kroger Co.	1,879,008	0.3
39,203		Molson Coors Brewing Co.	1,677,496	0.2
34,025		PepsiCo, Inc.	2,328,331	0.4
108,537		Philip Morris International, Inc.	9,078,035	1.4
95,019		Procter & Gamble Co.	6,450,840	1.0
66,850		Walgreen Co.	2,474,119	0.4
152,925		Wal-Mart Stores, Inc.	10,434,073	1.6
36,059		Whole Foods Market, Inc.	3,293,268	0.5
		63,086,627		9.8

		Energy: 11.9%
44,568	@	Cameron International Corp.	2,516,309	0.4
71,463		Chevron Corp.	7,728,009	1.2
28,726		ConocoPhillips	1,665,821	0.3
108,433	@	Denbury Resources, Inc.	1,756,615	0.3
24,305	L	Diamond Offshore Drilling	1,651,768	0.3
41,185	@	Ensco PLC	2,441,447	0.4
44,423		EOG Resources, Inc.	5,365,854	0.8
286,667		ExxonMobil Corp.	24,811,029	3.9
192,734		Halliburton Co.	6,685,942	1.0
76,942		Marathon Oil Corp.	2,359,042	0.4
41,720		Marathon Petroleum Corp.	2,628,360	0.4
25,139		Occidental Petroleum Corp.	1,925,899	0.3
40,058		Phillips 66	2,127,080	0.3
35,398		Range Resources Corp.	2,224,056	0.3
46,671		Royal Dutch Shell PLC - Class A ADR	3,217,965	0.5
27,669		Schlumberger Ltd.	1,917,185	0.3
131,836		Statoil ASA ADR	3,301,173	0.5
56,071		Valero Energy Corp.	1,913,143	0.3
		76,236,697		11.9

		Financials: 14.6%
50,367	@	American International Group, Inc.	1,777,955	0.3
63,697		Ameriprise Financial, Inc.	3,989,343	0.6
251,749		Bank of America Corp.	2,920,288	0.4
119,233		BB&T Corp.	3,470,873	0.5
57,505	@	Berkshire Hathaway, Inc.	5,158,199	0.8
18,689		Blackrock, Inc.	3,863,203	0.6
23,200		Capital One Financial Corp.	1,343,976	0.2
204,503		Citigroup, Inc.	8,090,139	1.3
103,506		Discover Financial Services	3,990,156	0.6
208,617		Fifth Third Bancorp.	3,168,892	0.5
13,699		Franklin Resources, Inc.	1,721,964	0.3
138,878		Host Hotels & Resorts, Inc.	2,176,218	0.3
66,402	@	Invesco Ltd.	1,732,428	0.3
260,808		JPMorgan Chase & Co.	11,467,728	1.8
323,202		Keycorp	2,721,361	0.4
76,663		Lincoln National Corp.	1,985,572	0.3
68,071		Nasdaq Stock Market, Inc.	1,702,456	0.3
37,675		PNC Financial Services Group, Inc.	2,196,829	0.3
49,365		ProLogis, Inc.	1,801,329	0.3
83,491		SunTrust Bank	2,366,970	0.4
56,742		Travelers Cos., Inc.	4,075,210	0.6
166,743		US Bancorp.	5,325,771	0.8
27,547		Ventas, Inc.	1,782,842	0.3
125,119		Weingarten Realty Investors	3,349,436	0.5
274,854		Wells Fargo & Co.	9,394,510	1.5
93,002	@	XL Group PLC	2,330,630	0.4
		93,904,278		14.6

		Health Care: 11.1%
142,158		Abbott Laboratories	9,311,349	1.5
45,145		Aetna, Inc.	2,090,214	0.3
20,105		Amgen, Inc.	1,735,464	0.3
71,420		Cigna Corp.	3,818,113	0.6
20,204		Cooper Cos., Inc.	1,868,466	0.3
64,192	@	Express Scripts Holding Co.	3,466,368	0.5
81,361	@	Gilead Sciences, Inc.	5,975,965	0.9
96,941		Johnson & Johnson	6,795,564	1.1
114,369		Medtronic, Inc.	4,691,416	0.7
249,770		Merck & Co., Inc.	10,225,584	1.6
572,181		Pfizer, Inc.	14,350,299	2.2
58,904	@	Watson Pharmaceuticals, Inc.	5,065,744	0.8
35,440		WellPoint, Inc.	2,159,005	0.3
		71,553,551		11.1

		Industrials: 9.4%
76,248		Ametek, Inc.	2,864,637	0.4
103,454		Danaher Corp.	5,783,079	0.9
53,104		Dover Corp.	3,489,464	0.5
95,034		Equifax, Inc.	5,143,240	0.8
74,689		Fluor Corp.	4,387,232	0.7
88,660		General Dynamics Corp.	6,141,478	0.9
402,803		General Electric Co.	8,454,835	1.3
47,998		Northrop Grumman Corp.	3,243,705	0.5
35,610		Raytheon Co.	2,049,712	0.3
39,428		Roper Industries, Inc.	4,395,433	0.7
351,895		Southwest Airlines Co.	3,603,405	0.6
61,589		Union Pacific Corp.	7,742,969	1.2
20,771		United Technologies Corp.	1,703,430	0.3
49,974		Waste Connections, Inc.	1,688,621	0.3
		60,691,240		9.4

		Information Technology: 19.1%
51,417		Apple, Inc.	27,406,804	4.3
40,863		Automatic Data Processing, Inc.	2,329,600	0.4
511,651		Cisco Systems, Inc.	10,053,942	1.6
171,034		Dell, Inc.	1,732,574	0.3
180,595	@	EMC Corp.	4,569,054	0.7
103,035		Fidelity National Information Services, Inc.	3,586,648	0.5
19,047	@	Google, Inc. - Class A	13,511,370	2.1
37,779		International Business Machines Corp.	7,236,567	1.1
96,222		Intel Corp.	1,985,060	0.3
33,297		Intuit, Inc.	1,981,172	0.3
102,056	@	Juniper Networks, Inc.	2,007,442	0.3
36,290		KLA-Tencor Corp.	1,733,210	0.3
523,948		Microsoft Corp.	14,005,130	2.2
164,537	@	NetApp, Inc.	5,520,216	0.9
335,221		Oracle Corp.	11,169,564	1.7
35,966		Qualcomm, Inc.	2,230,611	0.3
128,431	@	Seagate Technology	3,914,577	0.6
39,152		Visa, Inc.	5,934,660	0.9
46,014		Western Digital Corp.	1,955,135	0.3
		122,863,336		19.1

		Materials: 3.2%
18,835		CF Industries Holdings, Inc.	3,826,519	0.6
82,026		Eastman Chemical Co.	5,581,869	0.9
55,783		EI Du Pont de Nemours & Co.	2,508,561	0.4
88,620		Freeport-McMoRan Copper & Gold, Inc.	3,030,804	0.5
73,038		International Paper Co.	2,909,834	0.4
60,616		Nucor Corp.	2,617,399	0.4
		20,474,986		3.2

		Telecommunication Services: 3.2%
198,080		AT&T, Inc.	6,677,277	1.1
86,936		CenturyTel, Inc.	3,400,936	0.5
241,742		Verizon Communications, Inc.	10,460,177	1.6
		20,538,390		3.2

		Utilities: 4.3%
64,536		Ameren Corp.	1,982,546	0.3
267,835		CenterPoint Energy, Inc.	5,155,824	0.8
85,460		DTE Energy Co.	5,131,873	0.8
77,237		Entergy Corp.	4,923,859	0.8
120,636		Great Plains Energy, Inc.	2,450,117	0.4
264,514		NV Energy, Inc.	4,798,284	0.7
99,591		Public Service Enterprise Group, Inc.	3,047,484	0.5
		27,489,987		4.3

	Total Common Stock
	(Cost $598,166,378)	639,015,114		99.4

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.9%
		Securities Lending Collateralcc(1): 0.2%
1,000,000		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,000,011, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,020,000, due 10/01/16-12/20/42)	1,000,000	0.1
17,746		Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/31/12, 0.14%, due 01/02/13 (Repurchase Amount $17,746, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $18,101, due 08/09/13-04/18/36)	17,746	0.0
636,881		Royal Bank of Canada, Repurchase Agreement dated 12/31/12, 0.15%, due 01/02/13 (Repurchase Amount $636,886, collateralized by various U.S. Government Securities, 0.125%-2.000%, Market Value plus accrued interest $649,619, due 07/15/14-08/15/22)	636,881	0.1
		1,654,627		0.2

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.7%
4,420,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $4,420,000)	4,420,000	0.7

Total Short-Term Investments
(Cost $6,074,627)	6,074,627	0.9

Total Investments in Securities (Cost $604,241,005)	$645,089,741	100.3
Liabilities in Excess of Other Assets	(1,706,795)	(0.3)
Net Assets	$643,382,946	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $607,885,574.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$48,901,171
Gross Unrealized Depreciation	(11,697,004)
Net Unrealized Appreciation	$37,204,167

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$639,015,114	$–	$–	$639,015,114
Short-Term Investments	4,420,000	1,654,627	–	6,074,627
Total Investments, at fair value	$643,435,114	$1,654,627	$–	$645,089,741
Liabilities Table
Other Financial Instruments+
Futures	$(37,376)	$–	$–	$(37,376)
Total Liabilities	$(37,376)	$–	$–	$(37,376)

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Index Plus LargeCap Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	40	03/15/13	$ 2,840,200	$ (37,376)
			$ 2,840,200	$ (37,376)

See Accompanying Notes to Financial Statements

ING Index Plus MidCap Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012December 31, 2012

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Consumer Discretionary: 12.9%
57,226		Advance Auto Parts, Inc.	4,140,301	0.7
137,686	@	Aeropostale, Inc.	1,791,295	0.3
84,100		American Eagle Outfitters	1,724,891	0.3
80,530	@	Ascena Retail Group, Inc.	1,489,000	0.2
107,489	@	Bally Technologies, Inc.	4,805,833	0.8
135,723		Brinker International, Inc.	4,206,056	0.7
129,514		Chico's FAS, Inc.	2,390,828	0.4
108,296		Cinemark Holdings, Inc.	2,813,530	0.5
81,315	@	Delphi Automotive PLC	3,110,299	0.5
40,232		Dick's Sporting Goods, Inc.	1,830,154	0.3
39,712	@	DineEquity, Inc.	2,660,704	0.4
187,217		Foot Locker, Inc.	6,013,410	1.0
85,696		Guess ?, Inc.	2,102,980	0.3
34,321	@	Hanesbrands, Inc.	1,229,378	0.2
55,984		Harley-Davidson, Inc.	2,734,258	0.4
23,937	@	Jarden Corp.	1,237,543	0.2
85,277	@	Life Time Fitness, Inc.	4,196,481	0.7
187,378	@	LKQ Corp.	3,953,676	0.7
73,761	@	Michael Kors Holdings Ltd.	3,764,024	0.6
168,600		Newell Rubbermaid, Inc.	3,754,722	0.6
13,171	@	Panera Bread Co.	2,091,950	0.3
22,376		Petsmart, Inc.	1,529,176	0.3
23,377		PVH Corp.	2,595,081	0.4
66,074		Regis Corp.	1,117,972	0.2
214,427	@,L	Saks, Inc.	2,253,628	0.4
35,450		Scripps Networks Interactive - Class A	2,053,264	0.3
45,230		Thor Industries, Inc.	1,692,959	0.3
35,029	@	Toll Brothers, Inc.	1,132,487	0.2
13,339		Tractor Supply Co.	1,178,634	0.2
76,384	@	WMS Industries, Inc.	1,336,720	0.2
30,340		Wyndham Worldwide Corp.	1,614,391	0.3
		78,545,625		12.9

		Consumer Staples: 3.3%
26		Beam, Inc.	1,588	0.0
29,400		Church & Dwight Co., Inc.	1,574,958	0.2
38,795		Coca-Cola Enterprises, Inc.	1,230,965	0.2
14,817		Energizer Holdings, Inc.	1,185,064	0.2
124,193		Flowers Foods, Inc.	2,889,971	0.5
41,417		Harris Teeter Supermarkets, Inc.	1,597,040	0.3
50,986		Ingredion, Inc.	3,285,028	0.5
18,900		JM Smucker Co.	1,629,936	0.3
24,454		Sanderson Farms, Inc.	1,162,788	0.2
167,795	@	Smithfield Foods, Inc.	3,619,338	0.6
39,021		Universal Corp.	1,947,538	0.3
		20,124,214		3.3

		Energy: 6.5%
232,976	@	Bill Barrett Corp.	4,144,643	0.7
95,100	@	Denbury Resources, Inc.	1,540,620	0.3
30,060	@	Dril-Quip, Inc.	2,195,883	0.4
20,919	@	Ensco PLC	1,240,078	0.2
20,811		EQT Corp.	1,227,433	0.2
39,624	@	Helix Energy Solutions Group, Inc.	817,839	0.1
177,043		HollyFrontier Corp.	8,241,352	1.4
22,400		Oceaneering International, Inc.	1,204,896	0.2
25,833	@	Oil States International, Inc.	1,848,093	0.3
122,119		Patterson-UTI Energy, Inc.	2,275,077	0.4
11,790		Range Resources Corp.	740,766	0.1
54,151	@	Rosetta Resources, Inc.	2,456,289	0.4
21,995	@	Rowan Companies PLC	687,784	0.1
268,873	@	Superior Energy Services	5,571,048	0.9
74,243	@	Unit Corp.	3,344,647	0.5
44,111		World Fuel Services Corp.	1,816,050	0.3
		39,352,498		6.5

		Financials: 22.3%
56,962	@	Affiliated Managers Group, Inc.	7,413,604	1.2
31,335	@	Alexander & Baldwin, Inc.	920,309	0.2
5,359	@	Alleghany Corp.	1,797,516	0.3
125,368		American Campus Communities, Inc.	5,783,226	0.9
86,985		American Financial Group, Inc.	3,437,647	0.6
146,636		Apollo Investment Corp.	1,225,877	0.2
113,070		Arthur J. Gallagher & Co.	3,917,876	0.6
61,089	@	Aspen Insurance Holdings Ltd.	1,959,735	0.3
154,762		Associated Banc-Corp.	2,030,478	0.3
131,106		Capitol Federal Financial, Inc.	1,532,629	0.3
35,701		Commerce Bancshares, Inc.	1,251,677	0.2
488,164		DCT Industrial Trust, Inc.	3,168,184	0.5
245,621		DDR Corp.	3,846,425	0.6
107,291		East-West Bancorp., Inc.	2,305,684	0.4
44,473		EPR Properties	2,050,650	0.3
35,263	@	Everest Re Group Ltd.	3,877,167	0.6
11,522		Federal Realty Investment Trust	1,198,518	0.2
285,800		Fidelity National Financial, Inc.	6,730,590	1.1
193,724		First American Financial Corp.	4,666,811	0.8
181,621		FirstMerit Corp.	2,577,202	0.4
176,512		Fulton Financial Corp.	1,696,280	0.3
54,600		HCC Insurance Holdings, Inc.	2,031,666	0.3
60,026		Home Properties, Inc.	3,680,194	0.6
56,447		Hospitality Properties Trust	1,321,989	0.2
54,305		Jones Lang LaSalle, Inc.	4,558,362	0.7
21,243		Macerich Co.	1,238,467	0.2
49,334	@	MSCI, Inc. - Class A	1,528,861	0.3
33,020		Nasdaq Stock Market, Inc.	825,830	0.1
167,531		National Retail Properties, Inc.	5,226,967	0.9
234,839	L	New York Community Bancorp., Inc.	3,076,391	0.5
20,619	@	PartnerRe Ltd.	1,659,623	0.3
34,964		ProAssurance Corp.	1,475,131	0.2
91,894		Prosperity Bancshares, Inc.	3,859,548	0.6
58,961		Protective Life Corp.	1,685,105	0.3
107,333		Raymond James Financial, Inc.	4,135,541	0.7
24,538		Rayonier, Inc.	1,271,805	0.2
88,460		Reinsurance Group of America, Inc.	4,734,379	0.8
93,423		Senior Housing Properties Trust	2,208,520	0.4
66,532	@	Signature Bank	4,746,393	0.8
23,043		SL Green Realty Corp.	1,766,246	0.3
30,275		Stancorp Financial Group, Inc.	1,110,184	0.2
58,166	@	SVB Financial Group	3,255,551	0.5
67,506		Tanger Factory Outlet Centers, Inc.	2,308,705	0.4
249,400		UDR, Inc.	5,930,732	1.0
69,091		Webster Financial Corp.	1,419,820	0.2
194,836		Weingarten Realty Investors	5,215,760	0.9
88,324	@	XL Group PLC	2,213,399	0.4
		135,873,254		22.3

		Health Care: 10.2%
141	@	Bio-Rad Laboratories, Inc.	14,812	0.0
26,044	@	Charles River Laboratories International, Inc.	975,869	0.2
314		Chemed Corp.	21,537	0.0
67,176		Cooper Cos., Inc.	6,212,436	1.0
10,531	@	Health Net, Inc.	255,903	0.0
32,159	@	Henry Schein, Inc.	2,587,513	0.4
27,494		Hill-Rom Holdings, Inc.	783,579	0.1
18,637	@	Idexx Laboratories, Inc.	1,729,514	0.3
77,057	@	Masimo Corp.	1,618,968	0.3
58,235	@	Mednax, Inc.	4,630,847	0.8
109,999		Owens & Minor, Inc.	3,136,072	0.5
21,178		Perrigo Co.	2,203,147	0.4
26,756	@	Regeneron Pharmaceuticals, Inc.	4,577,149	0.7
161,130	L	Resmed, Inc.	6,698,174	1.1
72,833		Steris Corp.	2,529,490	0.4
110,491	@	Thoratec Corp.	4,145,622	0.7
73,782	@	United Therapeutics Corp.	3,941,434	0.6
105,252		Universal Health Services, Inc.	5,088,934	0.8
167,557	@	Vertex Pharmaceuticals, Inc.	7,027,341	1.2
26,200	@	Watson Pharmaceuticals, Inc.	2,253,200	0.4
35,498	@	WellCare Health Plans, Inc.	1,728,398	0.3
		62,159,939		10.2

		Industrials: 17.5%
78,560		Acuity Brands, Inc.	5,320,869	0.9
112,302	@	Alaska Air Group, Inc.	4,839,093	0.8
236,722		Ametek, Inc.	8,893,646	1.5
134,062	@	BE Aerospace, Inc.	6,622,663	1.1
57,079		Brady Corp.	1,906,439	0.3
77,204	@	Clean Harbors, Inc.	4,246,992	0.7
116,819	@	Copart, Inc.	3,446,161	0.6
133,138		Corrections Corp. of America	4,722,405	0.8
41,587		Deluxe Corp.	1,340,765	0.2
32,200		Equifax, Inc.	1,742,664	0.3
30,400		Fluor Corp.	1,785,696	0.3
56,359	@	FTI Consulting, Inc.	1,859,847	0.3
39,417		GATX Corp.	1,706,756	0.3
91,150	@	General Cable Corp.	2,771,872	0.4
36,541	@	Genesee & Wyoming, Inc.	2,780,039	0.4
32,983		Granite Construction, Inc.	1,108,888	0.2
27,423		Hubbell, Inc.	2,320,808	0.4
421,318	@	JetBlue Airways Corp.	2,405,726	0.4
27,321		Kansas City Southern	2,280,757	0.4
92,459		KBR, Inc.	2,766,373	0.4
37,548		Kennametal, Inc.	1,501,920	0.2
36,456		Lincoln Electric Holdings, Inc.	1,774,678	0.3
56,468		Nordson Corp.	3,564,260	0.6
19,479		Pall Corp.	1,173,805	0.2
72,264		Regal-Beloit Corp.	5,092,444	0.8
30,534		Roper Industries, Inc.	3,403,930	0.6
90,521		Trinity Industries, Inc.	3,242,462	0.5
46,682		URS Corp.	1,832,735	0.3
16,365		Valmont Industries, Inc.	2,234,641	0.4
24,331	@	Verisk Analytics, Inc.	1,240,881	0.2
25,500		Wabtec Corp.	2,232,270	0.4
162,453		Waste Connections, Inc.	5,489,287	0.9
45,054		Watsco, Inc.	3,374,545	0.5
44,464		Watts Water Technologies, Inc.	1,911,507	0.3
81,167		Werner Enterprises, Inc.	1,758,889	0.3
51,879		Woodward Governor Co.	1,978,146	0.3
		106,674,859		17.5

		Information Technology: 15.1%
47,683	@	ACI Worldwide, Inc.	2,083,270	0.3
42,197	@,L	Alliance Data Systems Corp.	6,108,438	1.0
94,205	@	Ansys, Inc.	6,343,765	1.0
128,211	@	AOL, Inc.	3,796,328	0.6
64,083	@	Avnet, Inc.	1,961,581	0.3
61,955	@	Cadence Design Systems, Inc.	837,012	0.1
12,900	@	Equinix, Inc.	2,659,980	0.4
12,400	@	F5 Networks, Inc.	1,204,660	0.2
64,794	@	Fairchild Semiconductor International, Inc.	933,033	0.2
87,815		Fidelity National Information Services, Inc.	3,056,840	0.5
60,982		Flir Systems, Inc.	1,360,508	0.2
104,416	@	Gartner, Inc.	4,805,224	0.8
265,300	@	Ingram Micro, Inc.	4,488,876	0.7
259,755	@	Integrated Device Technology, Inc.	1,896,211	0.3
83,788	@	International Rectifier Corp.	1,485,561	0.3
200,834		Jabil Circuit, Inc.	3,874,088	0.6
37,834		KLA-Tencor Corp.	1,806,952	0.3
36,832		Lender Processing Services, Inc.	906,804	0.2
91,956	@	Mentor Graphics Corp.	1,565,091	0.3
124,622	@	Micros Systems, Inc.	5,288,958	0.9
23,311		National Instruments Corp.	601,657	0.1
49,715	@	NeuStar, Inc.	2,084,550	0.3
2,224		Nvidia Corp.	27,333	0.0
137,361	@	Parametric Technology Corp.	3,091,996	0.5
22,045		Plantronics, Inc.	812,799	0.1
200,160	@	Polycom, Inc.	2,093,673	0.3
314,359	@	QLogic Corp.	3,058,713	0.5
23,000	@	Rackspace Hosting, Inc.	1,708,210	0.3
295,812	@	Riverbed Technolgoy, Inc.	5,833,413	1.0
61,802	@	Semtech Corp.	1,789,168	0.3
17,852	@	Silicon Laboratories, Inc.	746,392	0.1
115,496	@	Skyworks Solutions, Inc.	2,344,569	0.4
48,013	@	Synopsys, Inc.	1,528,734	0.3
55,339	@	Tech Data Corp.	2,519,585	0.4
47,600	@	TIBCO Software, Inc.	1,047,676	0.2
22,060	@	Trimble Navigation Ltd.	1,318,747	0.2
178,208	@	Vishay Intertechnology, Inc.	1,894,351	0.3
93,600		Xilinx, Inc.	3,360,240	0.6
		92,324,986		15.1

		Materials: 7.5%
37,169		Allegheny Technologies, Inc.	1,128,451	0.2
73,461		Cabot Corp.	2,923,013	0.5
24,636		Carpenter Technology Corp.	1,271,957	0.2
31,001	L	Cliffs Natural Resources, Inc.	1,195,399	0.2
291,932		Commercial Metals Co.	4,338,110	0.7
50,635		Domtar Corp.	4,229,035	0.7
54,356		Eastman Chemical Co.	3,698,926	0.6
1,608	@	Intrepid Potash, Inc.	34,234	0.0
46,587	@	Louisiana-Pacific Corp.	900,061	0.2
92,999		Minerals Technologies, Inc.	3,712,520	0.6
5,696		NewMarket Corp.	1,493,491	0.2
162,190		Packaging Corp. of America	6,239,449	1.0
62,699		Rock-Tenn Co.	4,383,287	0.7
45,040		RPM International, Inc.	1,322,374	0.2
335,114		Steel Dynamics, Inc.	4,601,115	0.8
165,105		Worthington Industries	4,291,079	0.7
		45,762,501		7.5

		Telecommunication Services: 0.4%
21,304	@	SBA Communications Corp.	1,513,010	0.2
47,610		Telephone & Data Systems, Inc.	1,054,086	0.2
		2,567,096		0.4

		Utilities: 4.1%
40,700		Alliant Energy Corp.	1,787,137	0.3
68,952		Cleco Corp.	2,758,769	0.5
39,309		DTE Energy Co.	2,360,505	0.4
46,295		Energen Corp.	2,087,442	0.3
209,230		Great Plains Energy, Inc.	4,249,461	0.7
46,623		Idacorp, Inc.	2,021,107	0.3
338,976		NV Energy, Inc.	6,149,025	1.0
22,400		OGE Energy Corp.	1,261,344	0.2
105,864		PNM Resources, Inc.	2,171,271	0.4
		24,846,061		4.1

	Total Common Stock
	(Cost $578,636,413)	608,231,033		99.8

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.1%
		Securities Lending Collateralcc(1): 1.7%
2,467,157		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $2,467,198, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $2,516,500, due 08/01/27-01/01/43)	2,467,157	0.4
2,467,157		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $2,467,184, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $2,516,500, due 10/01/16-12/20/42)	2,467,157	0.4
519,250		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $519,255, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $529,636, due 10/31/17-08/15/22)	519,250	0.1
2,467,157		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $2,467,182, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $2,516,501, due 08/09/13-06/20/42)	2,467,157	0.4
2,467,157		Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $2,467,204, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $2,516,500, due 03/10/14-12/20/42)	2,467,157	0.4
		10,387,878		1.7

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.4%
2,534,681		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $2,534,681)	2,534,681	0.4

Total Short-Term Investments
(Cost $12,922,559)	12,922,559	2.1

Total Investments in Securities (Cost $591,558,972)	$621,153,592	101.9
Liabilities in Excess of Other Assets	(11,863,541)	(1.9)
Net Assets	$609,290,051	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $597,746,914.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$46,685,640
Gross Unrealized Depreciation	(23,278,962)
Net Unrealized Appreciation	$23,406,678

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$608,231,033	$–	$–	$608,231,033
Short-Term Investments	2,534,681	10,387,878	—	12,922,559
Total Investments, at fair value	$610,765,714	$10,387,878	$–	$621,153,592
Other Financial Instruments+
Futures	25,690	—	—	25,690
Total Assets	$610,791,404	$10,387,878	$–	$621,179,282

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Index Plus MidCap Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	15	03/15/13	$ 1,527,150	$ 25,690
			$ 1,527,150	$ 25,690

See Accompanying Notes to Financial Statements

ING Index Plus SmallCap Portfolio	SUMMARY PORTFOLIO OF INVESTMENTS
as of December 31, 2012December 31, 2012
Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.8%
		Consumer Discretionary: 15.9%
27,792		Arbitron, Inc.	1,297,331	0.5
44,243	@	Arctic Cat, Inc.	1,477,274	0.6
988	@	Biglari Holdings, Inc.	385,340	0.2
12,375		Brunswick Corp.	359,989	0.1
18,355		Buckle, Inc.	819,367	0.3
25,207	@	Capella Education Co.	711,594	0.3
32,759		Cato Corp.	898,579	0.3
37,281	@	Childrens Place Retail Stores, Inc.	1,651,175	0.6
39,574		Cinemark Holdings, Inc.	1,028,132	0.4
32,570	@,L	Coinstar, Inc.	1,693,966	0.6
46,213		Cooper Tire & Rubber Co.	1,171,962	0.5
131,242	@	Corinthian Colleges, Inc.	320,230	0.1
2,585		Cracker Barrel Old Country Store	166,112	0.1
29,303	@	CROCS, Inc.	421,670	0.2
40,971		Dana Holding Corp.	639,557	0.2
28,372	@	DineEquity, Inc.	1,900,924	0.7
28,538	@	EW Scripps Co.	308,496	0.1
34,888	@	Express, Inc.	526,460	0.2
90,281		Finish Line	1,709,019	0.7
55,574		Fred's, Inc.	739,690	0.3
24,237	@	Helen of Troy Ltd.	809,273	0.3
36,050	@	Hibbett Sporting Goods, Inc.	1,899,835	0.7
27,781		Hillenbrand, Inc.	628,128	0.2
46,162	@	Jack in the Box, Inc.	1,320,233	0.5
112,664		La-Z-Boy, Inc.	1,594,196	0.6
5,925	@	Life Time Fitness, Inc.	291,569	0.1
16,011	@	Marriott Vacations Worldwide Corp.	667,178	0.3
26,162	L	Monro Muffler, Inc.	914,885	0.4
18,848		Movado Group, Inc.	578,257	0.2
41,037	@	Multimedia Games, Inc.	603,654	0.2
89,414		OfficeMax, Inc.	872,681	0.3
29,289	@	Papa John's International, Inc.	1,609,138	0.6
16,500		PetMed Express, Inc.	183,150	0.1
58,278		Pool Corp.	2,466,325	0.9
30,900	@	Red Robin Gourmet Burgers, Inc.	1,090,461	0.4
109,459	@	Ruby Tuesday, Inc.	860,348	0.3
21,792	@	Sally Beauty Holdings, Inc.	513,637	0.2
124,428	@,L	Smith & Wesson Holding Corp.	1,050,172	0.4
31,094	@	Sonic Corp.	323,689	0.1
25,810		Stage Stores, Inc.	639,572	0.2
37,296		Standard Motor Products, Inc.	828,717	0.3
25,774	L	Sturm Ruger & Co., Inc.	1,170,140	0.5
25,234		Superior Industries International	514,774	0.2
9,500	@	Vitamin Shoppe, Inc.	544,920	0.2
43,643		Wolverine World Wide, Inc.	1,788,490	0.7
		41,990,289		15.9

		Consumer Staples: 3.7%
23,617		Andersons, Inc.	1,013,169	0.4
5,923		Calavo Growers, Inc.	149,319	0.1
40,893		Casey's General Stores, Inc.	2,171,418	0.8
33,574	@	Central Garden & Pet Co.	350,848	0.1
20,290	@	Elizabeth Arden, Inc.	913,253	0.4
18,958		Flowers Foods, Inc.	441,153	0.2
6,803	@	Hain Celestial Group, Inc.	368,859	0.1
9,691		J&J Snack Foods Corp.	619,642	0.2
34,733	@	Medifast, Inc.	916,604	0.4
38,692		Sanderson Farms, Inc.	1,839,804	0.7
5,971	@	United Natural Foods, Inc.	319,986	0.1
12,697		WD-40 Co.	598,156	0.2
		9,702,211		3.7

		Energy: 3.6%
70,100	@,L	Basic Energy Services, Inc.	799,841	0.3
5,369		Bristow Group, Inc.	288,101	0.1
50,550	@	C&J Energy Services, Inc.	1,083,792	0.4
8,740	@	Contango Oil & Gas Co.	370,226	0.1
16,860	@	Dril-Quip, Inc.	1,231,623	0.5
6,500	@	Geospace Technologies Corp.	577,655	0.2
88,719	@	Key Energy Services, Inc.	616,597	0.2
21,298		Penn Virginia Corp.	93,924	0.0
103,942	@	Petroquest Energy, Inc.	514,513	0.2
5,744	@	Rosetta Resources, Inc.	260,548	0.1
83,319	@	Swift Energy Co.	1,282,279	0.5
20,229	@	Unit Corp.	911,317	0.4
35,919		World Fuel Services Corp.	1,478,785	0.6
		9,509,201		3.6

		Financials: 21.4%
12,759		American Campus Communities, Inc.	588,573	0.2
48,873		Cash America International, Inc.	1,938,792	0.7
21,690		Columbia Banking System, Inc.	389,119	0.1
54,022		CubeSmart	787,100	0.3
211,140		DCT Industrial Trust, Inc.	1,370,299	0.5
15,579	@	eHealth, Inc.	428,111	0.2
23,837	@	Encore Capital Group, Inc.	729,889	0.3
56,226		EPR Properties	2,592,581	1.0
27,499		Extra Space Storage, Inc.	1,000,689	0.4
20,744	@	Ezcorp, Inc.	411,976	0.1
52,479	@	Financial Engines, Inc.	1,456,292	0.5
53,183		First American Financial Corp.	1,281,178	0.5
10,968		Healthcare Realty Trust, Inc.	263,342	0.1
21,464		IBERIABANK Corp.	1,054,312	0.4
15,810		Jones Lang LaSalle, Inc.	1,327,091	0.5
15,617		Kilroy Realty Corp.	739,777	0.3
101,364		LaSalle Hotel Properties	2,573,632	1.0
29,525		LTC Properties, Inc.	1,038,985	0.4
19,438		MarketAxess Holdings, Inc.	686,161	0.3
9,241		Mid-America Apartment Communities, Inc.	598,355	0.2
45,788	@	National Financial Partners Corp.	784,806	0.3
16,806		National Retail Properties, Inc.	524,347	0.2
39,983		PacWest Bancorp	990,779	0.4
23,884	@	Pinnacle Financial Partners, Inc.	449,975	0.2
26,497	@	Piper Jaffray Cos.	851,349	0.3
21,149	@	Portfolio Recovery Associates, Inc.	2,259,982	0.9
28,100		Post Properties, Inc.	1,403,595	0.5
9,376		Primerica, Inc.	281,374	0.1
82,644		PrivateBancorp, Inc.	1,266,106	0.5
62,190		ProAssurance Corp.	2,623,796	1.0
28,690		Prosperity Bancshares, Inc.	1,204,980	0.4
65,609		Provident Financial Services, Inc.	978,886	0.4
10,741		PS Business Parks, Inc.	697,950	0.3
31,078		Sabra Healthcare REIT, Inc.	675,014	0.2
24,404		Selective Insurance Group	470,265	0.2
20,220	@	Signature Bank	1,442,495	0.5
58,669		Starwood Property Trust, Inc.	1,347,040	0.5
47,617		Stewart Information Services Corp.	1,238,042	0.5
62,941	@	Stifel Financial Corp.	2,012,224	0.8
229,836		Susquehanna Bancshares, Inc.	2,408,681	0.9
23,394	@	SVB Financial Group	1,309,362	0.5
87,249		Tanger Factory Outlet Centers, Inc.	2,983,916	1.1
22,553	@	Texas Capital Bancshares, Inc.	1,010,825	0.4
8,882		UMB Financial Corp.	389,387	0.1
81,915		Umpqua Holdings Corp.	965,778	0.4
9,890		Universal Health Realty Income Trust	500,533	0.2
83,021	@	Wilshire Bancorp., Inc.	487,333	0.2
55,727		Wintrust Financial Corp.	2,045,181	0.8
22,150	@,L	World Acceptance, Corp.	1,651,504	0.6
		56,511,759		21.4

		Health Care: 11.3%
50,195	@	Acorda Therapeutics, Inc.	1,247,848	0.5
238,947	@	Affymetrix, Inc.	757,462	0.3
14,907	@	Air Methods Corp.	549,919	0.2
24,873	@	Align Technology, Inc.	690,226	0.3
42,968	@	Amsurg Corp.	1,289,470	0.5
11,510		Analogic Corp.	855,193	0.3
121,866	@	Arqule, Inc.	340,006	0.1
32,220	@,L	Bio-Reference Labs, Inc.	924,392	0.4
33,239	@	Centene Corp.	1,362,799	0.5
31,508		Chemed Corp.	2,161,134	0.8
14,227		Conmed Corp.	397,645	0.2
21,334	@	Cubist Pharmaceuticals, Inc.	897,308	0.3
15,417		Ensign Group, Inc.	419,188	0.2
22,580	@	Greatbatch, Inc.	524,759	0.2
50,582	@	Haemonetics Corp.	2,065,769	0.8
49,349	@	Healthsouth Corp.	1,041,757	0.4
5,941	@	ICU Medical, Inc.	361,985	0.1
14,710	@	Impax Laboratories, Inc.	301,408	0.1
6,865	@	IPC The Hospitalist Co., Inc.	272,609	0.1
4,539		Landauer, Inc.	277,832	0.1
28,653	@	Luminex Corp.	480,224	0.2
14,711	@	Magellan Health Services, Inc.	720,839	0.3
86,080	@	Medicines Co.	2,063,338	0.8
3,271	@	Mednax, Inc.	260,110	0.1
41,868	@	Merit Medical Systems, Inc.	581,965	0.2
93,170	@	Momenta Pharmaceuticals, Inc.	1,097,543	0.4
15,944	@	MWI Veterinary Supply, Inc.	1,753,840	0.7
22,110	@	Neogen Corp.	1,002,025	0.4
61,047	@	Omnicell, Inc.	907,769	0.3
9,199		Owens & Minor, Inc.	262,264	0.1
40,506	@	Salix Pharmaceuticals Ltd.	1,639,683	0.6
18,622	@,L	Spectrum Pharmaceuticals, Inc.	208,380	0.1
7,680		Steris Corp.	266,726	0.1
10,270	@	Thoratec Corp.	385,330	0.1
27,494		Universal Health Services, Inc.	1,329,335	0.5
		29,698,080		11.3

		Industrials: 16.1%
89,225		Actuant Corp.	2,490,270	0.9
27,088	@	Allegiant Travel Co.	1,988,530	0.8
4,290		AO Smith Corp.	270,570	0.1
18,200		Applied Industrial Technologies, Inc.	764,582	0.3
11,019		AZZ, Inc.	423,460	0.2
68,703		Barnes Group, Inc.	1,543,069	0.6
9,668		Belden CDT, Inc.	434,963	0.2
58,648		Brady Corp.	1,958,843	0.7
15,866	@	Clean Harbors, Inc.	872,789	0.3
15,968	@	Consolidated Graphics, Inc.	557,603	0.2
19,465		Cubic Corp.	933,736	0.4
9,785		Curtiss-Wright Corp.	321,242	0.1
3,159		EMCOR Group, Inc.	109,333	0.0
43,541	@	EnerSys	1,638,448	0.6
39,689	@	EnPro Industries, Inc.	1,623,280	0.6
9,616	@	Exponent, Inc.	536,861	0.2
45,879		Forward Air Corp.	1,606,224	0.6
17,486		Franklin Electric Co., Inc.	1,087,105	0.4
41,549		Healthcare Services Group	965,183	0.4
66,709		Heartland Express, Inc.	871,887	0.3
48,237	@	HUB Group, Inc.	1,620,763	0.6
27,545		Kelly Services, Inc.	433,558	0.2
37,961		Knight Transportation, Inc.	555,370	0.2
24,801	@	Moog, Inc.	1,017,585	0.4
7,457	@	Old Dominion Freight Line	255,626	0.1
70,255	@	Orbital Sciences Corp.	967,411	0.4
20,838		Regal-Beloit Corp.	1,468,454	0.6
5,203		Robbins & Myers, Inc.	309,318	0.1
9,412		Simpson Manufacturing Co., Inc.	308,620	0.1
11,556		Standex International Corp.	592,707	0.2
32,522	@	SYKES Enterprises, Inc.	494,985	0.2
35,820	@	Teledyne Technologies, Inc.	2,330,807	0.9
66,655	@	Tetra Tech, Inc.	1,763,025	0.7
63,497		Toro Co.	2,729,101	1.0
49,327	@	TrueBlue, Inc.	776,900	0.3
13,769		Unifirst Corp.	1,009,543	0.4
31,678		United Stationers, Inc.	981,701	0.4
23,086		Universal Forest Products, Inc.	878,192	0.3
26,028		Waste Connections, Inc.	879,486	0.3
49,873		Watts Water Technologies, Inc.	2,144,040	0.8
		42,515,170		16.1

		Information Technology: 18.7%
85,362	@	Advanced Energy Industries, Inc.	1,178,849	0.4
99,861	@	Arris Group, Inc.	1,491,923	0.6
24,362	@	Avid Technology, Inc.	184,664	0.1
57,597	@	Benchmark Electronics, Inc.	957,262	0.4
40,338		Blackbaud, Inc.	920,917	0.4
103,191		Brooks Automation, Inc.	830,688	0.3
26,590	@	Cabot Microelectronics Corp.	944,211	0.4
39,178	@	CACI International, Inc.	2,155,965	0.8
55,982	@	Cardtronics, Inc.	1,329,013	0.5
32,729	@	Coherent, Inc.	1,656,742	0.6
31,214	@	Commvault Systems, Inc.	2,175,928	0.8
21,825		Comtech Telecommunications	553,918	0.2
36,621	@	CSG Systems International	665,770	0.3
3,571	@	Cymer, Inc.	322,926	0.1
18,920	@	DealerTrack Holdings, Inc.	543,382	0.2
53,375	@	Digital River, Inc.	768,066	0.3
13,588		FEI Co.	753,590	0.3
15,078		Forrester Research, Inc.	404,090	0.2
111,744	@	Harmonic, Inc.	566,542	0.2
41,682		Heartland Payment Systems, Inc.	1,229,619	0.5
25,517	@	iGate Corp.	402,403	0.2
48,337	@	Insight Enterprises, Inc.	839,614	0.3
98,251	@	Integrated Device Technology, Inc.	717,232	0.3
30,669		j2 Global, Inc.	937,858	0.4
85,375	@	Kulicke & Soffa Industries, Inc.	1,023,646	0.4
21,742	@	Liquidity Services, Inc.	888,378	0.3
23,448		Littelfuse, Inc.	1,446,976	0.5
75,510	@	LogMeIn, Inc.	1,692,179	0.6
23,595	@	Manhattan Associates, Inc.	1,423,722	0.5
26,884		MAXIMUS, Inc.	1,699,606	0.6
66,264	@	Microsemi Corp.	1,394,195	0.5
81,514		MKS Instruments, Inc.	2,101,431	0.8
59,052	@	Monolithic Power Systems, Inc.	1,315,679	0.5
29,995		Monotype Imaging Holdings, Inc.	479,320	0.2
41,221	@	Nanometrics, Inc.	594,407	0.2
50,768		National Instruments Corp.	1,310,322	0.5
17,941	@	Netscout Systems, Inc.	466,287	0.2
14,598	@	Oplink Communications, Inc.	227,437	0.1
15,847	@	Perficient, Inc.	186,678	0.1
65,397	@	Plexus Corp.	1,687,243	0.6
87,042	@	Polycom, Inc.	910,459	0.3
39,265		Power Integrations, Inc.	1,319,697	0.5
67,877	@	Progress Software Corp.	1,424,738	0.5
32,800	@	Synaptics, Inc.	983,016	0.4
58,288	@	Synchronoss Technologies, Inc.	1,229,294	0.5
44,763	@	SYNNEX Corp.	1,538,952	0.6
16,182	@	Ultratech, Inc.	603,589	0.2
60,553	@	Websense, Inc.	910,717	0.3
		49,389,140		18.7

		Materials: 6.1%
24,386		A Schulman, Inc.	705,487	0.3
66,243		Buckeye Technologies, Inc.	1,901,837	0.7
88,373		Commercial Metals Co.	1,313,223	0.5
4,917		Eagle Materials, Inc.	287,644	0.1
18,000		Haynes International, Inc.	933,660	0.4
71,384		HB Fuller Co.	2,485,591	0.9
34,842	@	Headwaters, Inc.	298,248	0.1
6,087		Kaiser Aluminum Corp.	375,507	0.1
52,737	@	KapStone Paper and Packaging Corp.	1,170,234	0.5
35,638	@	Kraton Performance Polymers, Inc.	856,381	0.3
22,653		Materion Corp.	583,994	0.2
31,023		Myers Industries, Inc.	469,998	0.2
18,240		Neenah Paper, Inc.	519,293	0.2
14,129		Quaker Chemical Corp.	760,988	0.3
28,460		Schweitzer-Mauduit International, Inc.	1,110,794	0.4
13,180		Stepan Co.	732,017	0.3
59,606		Worthington Industries	1,549,160	0.6
		16,054,056		6.1

		Telecommunication Services: 0.0%
28,695	@	Neutral Tandem, Inc.	73,746	0.0

		Utilities: 3.0%
27,103		American States Water Co.	1,300,402	0.5
14,920		CH Energy Group, Inc.	973,082	0.4
29,042		Cleco Corp.	1,161,971	0.5
60,878		El Paso Electric Co.	1,942,617	0.7
6,282		Idacorp, Inc.	272,325	0.1
26,153		Laclede Group, Inc.	1,009,767	0.4
11,671		Northwest Natural Gas Co.	515,858	0.2
12,436		Portland General Electric Co.	340,249	0.1
6,422		Southwest Gas Corp.	272,357	0.1
		7,788,628		3.0

	Total Common Stock
	(Cost $253,415,553)	263,232,280		99.8

RIGHTS: –%
		Materials: –%
15,300	@,X	Gerber Scientific	–	–

	Total Rights
	(Cost $–)	–		–

	Total Long-Term Investments
	(Cost $253,415,553)	263,232,280		99.8

Principal Amount†			Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.8%
		Securities Lending Collateralcc(1): 2.6%
1,614,360		Barclays Bank PLC, Repurchase Agreement dated 12/31/12, 0.30%, due 01/02/13 (Repurchase Amount $1,614,387, collateralized by various U.S. Government Agency Obligations, 3.500%-5.500%, Market Value plus accrued interest $1,646,647, due 08/01/27-01/01/43)	1,614,360	0.6
1,614,360		Citigroup, Inc., Repurchase Agreement dated 12/31/12, 0.20%, due 01/02/13 (Repurchase Amount $1,614,378, collateralized by various U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,646,647, due 10/01/16-12/20/42)	1,614,360	0.6
339,762		JPMorgan Chase & Co., Repurchase Agreement dated 12/31/12, 0.18%, due 01/02/13 (Repurchase Amount $339,765, collateralized by various U.S. Government Securities, 0.750%-1.625%, Market Value plus accrued interest $346,558, due 10/31/17-08/15/22)	339,762	0.2
1,614,360		Merrill Lynch & Co., Inc., Repurchase Agreements dated 12/31/12, 0.15%-0.19%, due 01/02/13 (Repurchase Amount $1,614,377, collateralized by various U.S. Government Agency Obligations, 0.500%-6.000%, Market Value plus accrued interest $1,646,647, due 08/09/13-06/20/42)	1,614,360	0.6
1,614,360		Nomura Securities, Repurchase Agreement dated 12/31/12, 0.35%, due 01/02/13 (Repurchase Amount $1,614,391, collateralized by various U.S. Government Agency Obligations, 0.000%-6.101%, Market Value plus accrued interest $1,646,647, due 03/10/14-12/20/42)	1,614,360	0.6
		6,797,202		2.6

Shares			Value	Percentage of Net Assets
		Mutual Funds: 0.2%
627,000		BlackRock Liquidity Funds, TempFund, Institutional Class
		(Cost $627,000)	627,000	0.2

Total Investments in Securities (Cost $260,839,755)	$270,656,482	102.6
Liabilities in Excess of Other Assets	(6,910,742)	(2.6)
Net Assets	$263,745,740	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at December 31, 2012.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds' Board of Directors/Trustees.
(1)	Collateral received from brokers for securities lending was invested into these short-term investments.

Cost for federal income tax purposes is $262,870,118.
Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$20,947,617
Gross Unrealized Depreciation	(13,161,253)
Net Unrealized Appreciation	$7,786,364

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2012 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2012
Asset Table
Investments, at fair value
Common Stock*	$263,232,280	$–	$–	$263,232,280
Rights	—	—	—	—
Short-Term Investments	627,000	6,797,202	—	7,424,202
Total Investments, at fair value	$263,859,280	$6,797,202	$–	$270,656,482
Other Financial Instruments+
Futures	236	—	—	236
Total Assets	$263,859,516	$6,797,202	$–	$270,656,718

^	See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, equity forwards, futures, swaps, and written options. Forward foreign currency contracts, equity forwards and futures are valued at the unrealized gain (loss) on the instrument. Swaps and written options are valued at the fair value of the instrument.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Index Plus SmallCap Portfolio Open Futures Contracts on December 31, 2012:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	2	03/15/13	$ 169,320	$ 236
			$ 169,320	$ 236

See Accompanying Notes to Financial Statements

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90 th  day prior to such meeting and not later than the close of business on the later of the 60 th  day prior to such meeting or the 10th  day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 11.  Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

15

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Portfolios, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 6, 2013

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 6, 2013

16